UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Focus Financial Partners Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 12, 2023
Dear Focus Financial Partners Inc. Stockholder:
You are invited to attend a special meeting (we refer to such meeting, including any adjournment or postponement thereof, as the “Special Meeting”) of the stockholders of Focus Financial Partners Inc., a Delaware corporation (the “Company” or “us”) to be held on July 14, 2023, at 9:00 a.m. Eastern Time. The Special Meeting will be held at 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 33401.
On February 27, 2023, the Company entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) by and among Ferdinand FFP Acquisition, LLC, a Delaware limited liability company (“Parent”), Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), Focus Financial Partners, LLC, a Delaware limited liability company and a subsidiary of the Company (“Focus LLC”), pursuant to which, among other things, (a) LLC Merger Sub will merge with and into Focus LLC (the “LLC Merger”), with Focus LLC surviving the LLC Merger and (b) immediately after LLC Merger, Company Merger Sub will merge with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger. Parent and Merger Subs are affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment funds managed by or affiliated with Stone Point owned approximately 20.6% of the issued and outstanding shares of the Company’s common stock (“Company Common Stock”) as of February 27, 2023, consisting of (a) Class A common stock, par value $0.01 per share of the Company (“Class A Common Stock”) and (b) Class B common stock, par value $0.01 per share of the Company (“Class B Common Stock” and with the Class A Common Stock, the “Company Common Stock”).
In connection with the Merger Agreement, certain investment funds managed by or affiliated with CD&R and Stone Point (such funds, the “Guarantors”) have delivered to the Company (a) limited guarantees in favor of the Company and pursuant to which the Guarantors are guaranteeing certain obligations of Parent and Merger Subs in connection with the Merger Agreement and (b) executed commitment letters between Parent and each of the Guarantors pursuant to which the Guarantors have, together, committed to contribute sufficient funds to Parent to finance the Parent’s and Merger Subs’ payment obligations under the Merger Agreement at closing of the Mergers.
If the Mergers are completed, at the effective time of the Company Merger (the “Company Merger Effective Time”), (a) each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, other than Excluded Shares (as defined in the Merger Agreement), will be converted into the right to receive $53.00 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”), and (b) each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will automatically be cancelled and cease to exist and no payment will be made with respect thereto. At the effective time of the LLC Merger (the “LLC Merger Effective Time”), each of the Common Units and Incentive Units (each as defined in the Merger Agreement and together the “Focus LLC Units”) issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges (as defined in the Merger Agreement), other than Excluded Units (as defined in the Merger Agreement), will be cancelled and forfeited for no consideration.
The board of directors of the Company (the “Board”) formed a special committee comprised solely of disinterested and independent members of the Board (the “Special Committee”), which, among other things, reviewed, evaluated and negotiated the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers in consultation with its legal and financial advisors and, where appropriate, with Company management and the Company’s legal advisors. The Special Committee unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the holders of Company Common Stock, excluding those shares of Company Common Stock held, directly or indirectly, by or on behalf of: (a) CD&R, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates with respect to which CD&R has the right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Company Common Stock that constitute Non-Controlled Stock (as defined in the Merger Agreement)); (b) Stone Point, its investment fund affiliates, its portfolio companies majority owned by such investment fund affiliates with respect to which Stone Point has the right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Company Common Stock that constitute Non-Controlled Stock) and those members of the Board who are employees of Stone Point or one of its investment fund affiliates; and (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Unaffiliated Stockholders”), (2) recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and determine that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, and (3) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. In addition, the Special Committee believes that the Mergers are fair to Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board, acting upon the recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement and transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (3) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations contained therein and the consummation of the Mergers and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, (4) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s stockholders at a meeting of the Company’s stockholders, and (5) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. The approval of the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) requires each of (a) the affirmative vote of the holders of a majority in voting power of the outstanding shares of the Company Common Stock, voting together as a single class, and entitled to vote on the Merger Agreement Proposal at the Special Meeting (the “Majority of the Outstanding Shares”) and (b) the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, held by the Unaffiliated Stockholders and entitled to vote on the Merger Agreement Proposal at the Special Meeting (the “Majority of the Unaffiliated Shares”), in each case assuming a quorum is present.
In addition to the Merger Agreement Proposal, at the Special Meeting, you will be asked to approve (1) one or more proposals to adjourn the Special Meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”), which require the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, whether or not a quorum is present, and (2) the nonbinding, advisory proposal regarding certain compensation arrangements for the Company’s named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”), which requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present.
The Merger Agreement and the transactions contemplated thereby, including the Mergers, have been unanimously approved by the Board, based on the recommendation of the Special Committee. The Board recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
Your vote is very important. The Mergers cannot be completed unless both a Majority of the Outstanding Shares and a Majority of the Unaffiliated Shares approve the Merger Agreement Proposal. A failure to vote your shares of Company Common Stock “FOR” the Merger Agreement Proposal will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Therefore, whether or not you expect to attend the Special Meeting, at your earliest convenience, please sign, date and vote on the enclosed proxy card and return it in the enclosed postage-paid reply envelope or submit your proxy using the telephone or Internet procedures that may be provided to you. If you attend the Special Meeting and vote during the Special Meeting, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of Company Common Stock through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee in order to vote.
Completion of the Mergers is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.
The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the transactions contemplated by it, including the Mergers. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in this proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in this proxy statement, for risks relating to our business and for a discussion of the risks that you should consider in evaluating the proposed transaction and how it may affect you.
If you have any questions or need assistance voting your shares of Company Common Stock, please contact MacKenzie Partners, Inc., the Company’s proxy solicitor in connection with the Special Meeting:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
(800) 322-2885 (toll free)
Email: proxy@mackenziepartners.com
Thank you in advance for your cooperation and continued support.
Sincerely,

Rudy Adolf
Founder, Chief Executive Officer and Chairman
The accompanying proxy statement is dated June 12, 2023, and is first being mailed to the Company’s stockholders on or about June 12, 2023.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY IT, INCLUDING THE MERGERS, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY IT, INCLUDING THE MERGERS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 14, 2023

Dear Focus Financial Partners Inc. Stockholder:
You are cordially invited to attend a special meeting (we refer to such meeting, including any adjournment or postponement thereof, as the “Special Meeting”) of the stockholders of Focus Financial Partners Inc., a Delaware corporation (the “Company” or “us”) to be held at 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 33401, on Friday, July 14, 2023, at 9:00 a.m. Eastern Time. The Special Meeting will be held for the following purposes:
1.   to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of February 27, 2023 (as amended from time to time, the “Merger Agreement”), by and among the Company, Ferdinand FFP Acquisition, LLC, a Delaware limited liability company (“Parent”), Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), and Focus Financial Partners, LLC, a Delaware limited liability company and a subsidiary of the Company (“Focus LLC”), a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which, among other things, (a) LLC Merger Sub shall merge with and into Focus LLC (the “LLC Merger”), with Focus LLC surviving the LLC Merger, pursuant to and in accordance with the provisions of the Delaware Limited Liability Company Act, as may be amended from time to time (the “DLLCA”); and (b) immediately following the LLC Merger, Company Merger Sub shall merge with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger, pursuant to and in accordance with the provisions of the General Corporation Law of the State of Delaware, as may be amended from time to time (the “DGCL”) (the “Merger Agreement Proposal”);
2.   to consider and vote on one or more proposals to adjourn the special meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”); and
3.   to approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Mergers (the “Merger-Related Compensation Proposal”).
These items of business are more fully described in the proxy statement of which this notice forms a part.
The affirmative vote of each of (1) the holders of a majority in voting power of the outstanding shares of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”) and Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock” and with the Class A Common Stock, the “Company Common Stock”), voting together as a single class, and entitled to vote on the Merger Agreement Proposal at the Special Meeting (the “majority of the outstanding shares”) and (2) the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, held by the holders of Company Common Stock, excluding those shares of Company Common Stock held, directly or indirectly, by or on behalf of: (a) CD&R, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates with respect to which CD&R has the right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Company Common Stock that constitute Non-Controlled Stock (as defined in the Merger Agreement)); (b) Stone Point, its investment fund affiliates, its portfolio companies majority owned by such investment fund affiliates with respect to which Stone Point has the right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Company Common Stock that constitute Non-Controlled Stock) and those members of the Board who are employees of Stone Point or one of its investment fund affiliates; and (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Unaffiliated Stockholders”) and entitled to vote on the Merger Agreement Proposal at the Special Meeting (the “Majority

of the Unaffiliated Shares”) is necessary for the approval of the Merger Agreement Proposal. The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the matter is necessary for the approval of the Adjournment Proposal and the Merger-Related Compensation Proposal.
The record date for the Special Meeting is June 9, 2023 (the “Record Date”). Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.
If the Mergers are consummated, stockholders who continuously hold shares of Company Common Stock through the Company Merger Effective Time, who have not voted in favor of the adoption of the Merger Agreement and who properly demanded appraisal of their shares of Company Common Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL will be entitled to seek appraisal of their shares of Company Common Stock in connection with the Company Merger. Stockholders must comply with all the requirements of Delaware law, which are summarized in the proxy statement accompanying this notice.
The Merger Agreement and the transactions contemplated thereby, including the Mergers, have been unanimously approved by the Board, based on the recommendation of the Special Committee. The Board recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
Your vote is very important. The Mergers cannot be completed unless both a Majority of the Outstanding Shares and a Majority of the Unaffiliated Shares approve the Merger Agreement Proposal. A failure to vote your shares of Company Common Stock “FOR” the Merger Agreement Proposal will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Therefore, whether or not you expect to attend the Special Meeting, at your earliest convenience, please sign, date and vote on the enclosed proxy card and return it in the enclosed postage-paid reply envelope, or submit your proxy using the telephone or Internet procedures that may be provided to you. If you attend the Special Meeting and vote during the Special Meeting, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of Company Common Stock through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee in order to vote.
The proxy statement of which this notice forms a part provides a detailed description of the Merger Agreement and the transactions contemplated thereby, including the Mergers. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in this proxy statement. If you have any questions concerning the Mergers or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of Company Common Stock, please contact the Company’s proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
(800) 322-2885 (toll free)
Email: proxy@mackenziepartners.com
By Order of the Board of Directors,

J. RUSSELL MCGRANAHAN
General Counsel
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on July 14, 2023
Notice of Special Meeting of Stockholders and our Proxy Statement and proxy card are available at http://www.astproxyportal.com/ast/22304/special.

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SUMMARY TERM SHEET
The following summary highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. See the section of this proxy statement entitled “Where You Can Find More Information.”
Certain Defined Terms
In this proxy statement, we refer to Focus Financial Partners Inc. as the “Company,” “Focus,” “us,” “our,” “we” and, after the Company Merger, the “Surviving Corporation” and Focus Financial Partners, LLC, as “Focus LLC” and, after the LLC Merger, the “Surviving LLC”, and we use the following additional defined terms:
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“Acquisition Proposal” refers to any proposal or offer from a third party relating to any transaction or series of related transactions that, if consummated, would result in (1) a direct or indirect purchase or acquisition by such third party of the assets of the Company constituting 15% or more of the consolidated net revenues, net income or total assets (including equity securities of the subsidiaries of the Company) of the Company and its subsidiaries, taken as a whole; (2) any direct or indirect purchase or acquisition by such third party of beneficial ownership of 15% or more of the total voting power of the Company; or (3) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such third party (or its equity holders) would hold securities representing 15% or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction;

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“BD Subsidiary” refers to any Person that is registered with the SEC as a broker-dealer under the Exchange Act that the Company owns, directly or indirectly, twenty-five percent (25%) or more of the (x) assets, business or a line of operations that generates revenues composing twenty-five percent (25%) or more in the aggregate of such person’s earnings on a 36-month rolling basis or (y) equity or partnership capital of such Person;

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“Board” refers to the board of directors of the Company;

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“CD&R” refers to Clayton, Dubilier & Rice, LLC;

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“CD&R Entities” refers to Parent, Merger Subs, Ferdinand FFP Intermediate Holdings, LLC, Ferdinand FFP Ultimate Holdings, LP, Ferdinand FFP GP, LLC, CD&R Guarantor, CD&R, CD&R Associates XII, L.P. and CD&R Investment Associates XII, Ltd. collectively;

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“CD&R Guarantor” refers to Clayton, Dubilier & Rice Fund XII, L.P.;

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“Class A Common Stock” refers to the shares of Class A common stock, par value $0.01 per share, of the Company;

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“Class B Common Stock” refers to the shares of Class B common stock, par value $0.01 per share, of the Company;

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“Company Common Stock” refers to the Class A Common Stock and the Class B Common Stock, together;

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“Company Merger” refers to the merger of Ferdinand FFP Merger Sub 1, Inc. with and into Focus Financial Partners Inc. pursuant to the Merger Agreement;

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“Company Merger Sub” refers to Ferdinand FFP Merger Sub 1, Inc.;

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“Cut-Off Time” refers to, with respect to each Excluded Party, the earlier of (a) 11:59 p.m. Eastern Time on April 18, 2023 and (b) the time at which an Excluded Party otherwise ceases to be an Excluded Party in accordance with the definition of Excluded Party;

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“DGCL” refers to the General Corporation Law of the State of Delaware, as may be amended from time to time;

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“DLLCA” refers to the Delaware Limited Liability Company Act, as may be amended from time to time;

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“Employer Entities” refers to Focus LLC, Focus Operating, LLC, Focus Transition Services, LLC and Connectus Group LLC, collectively;

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“Equity Commitment Letters” refers to the executed commitment letters, dated as of the date of the Merger Agreement, between Parent and each of the Guarantors;

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“Equity Financing” refers to the cash amounts, set forth in the Equity Commitment Letters, that the Guarantors have committed to contribute to Parent in connection with Merger Agreement, subject to, among other things, the consummation of the closing of the Mergers;

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“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

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“Excluded Party” refers to any Third Person (as defined in the Merger Agreement) (a) who submits a written offer or proposal that constitutes a bona fide Acquisition Proposal to the Company or any of its Representatives after the date of the Merger Agreement and prior to the No-Shop Period Start Date and (b) whose Acquisition Proposal is determined by the Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, in good faith, after consultation with its financial advisors and outside legal counsel, prior to the start of the No-Shop Period Start Date, to constitute, or is reasonably likely to result in, a Superior Proposal; provided, however, that a Third Person shall immediately cease to be an Excluded Party (and the provisions of the Merger Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if (i) such Acquisition Proposal is withdrawn by such Third Person or (ii) such Acquisition Proposal, in the good faith determination of the Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, (after consultation with its outside counsel and its financial advisor), no longer is, or is no longer reasonably likely to result in, a Superior Proposal;

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“Existing Credit Document” refers to that certain First Lien Credit Agreement, dated as of July 3, 2017 (as amended, supplemented, waived or otherwise modified from time to time), by and among Focus Financial Partners, LLC, the lenders party thereto, Bank of America, N.A., as revolver administrative agent for the Lenders (as defined therein), Swing Line Lender (as defined therein) and L/C Issuer (as defined therein) and Royal Bank of Canada, as term administrative agent for the Lender;

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“Existing Stockholders” refers to Trident FFP LP, Trident VI, L.P., Trident VI Parallel Fund, L.P. and Trident VI DE Parallel Fund, L.P., each an investment fund or investment vehicle managed by or affiliated with Stone Point;

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“Focus LLC Agreement” refers to the Fourth Amended and Restated Limited Liability Company Agreement of Focus LLC dated as of July 30, 2018, as amended;

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“Focus LLC Units” refers to the Common Units and Incentive Units of Focus LLC (each, as defined in the Merger Agreement);

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“Governmental Authority” refers to any (a) federal, state, local, municipal, foreign or other government; (b) governmental, quasi-governmental, supranational or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); (c) regulatory or self-regulatory organization (including the SEC, FINRA, Nasdaq and any other Exchange); or (d) arbitral tribunal (public or private);

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“Guarantors” refers to the CD&R Guarantor and the Trident Guarantors, collectively;

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“Holder TRA Payoff Amount” refers to, with respect to a particular TRA Holder, the portion of the TRA Payoff Amount that would be required to be paid by the Company to such TRA Holder as calculated under the applicable Tax Receivable Agreement;

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“Intervening Event” refers to any material change, effect, event, occurrence or development that was not known to the Special Committee or reasonably foreseeable by the Special Committee as of the date of the Merger Agreement (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the magnitude or material consequences were not known or reasonably foreseeable by the Special Committee as of the date of the Merger Agreement);

provided, however, that in no event will (1) an Acquisition Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal); (2) any change, in and of itself, in the price or trading volume of the shares of Class A Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition); or (3) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event;
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“Limited Guarantees” refers to the limited guarantees from the Guarantors in favor of the Company pursuant to the Merger Agreement;

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“LLC Merger” refers to the merger of Ferdinand FFP Merger Sub 2, LLC, with and into Focus Financial Partners, LLC pursuant to the Merger Agreement;

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“LLC Merger Sub” refers to Ferdinand FFP Merger Sub 2, LLC;

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“Mergers” refers to the Company Merger and LLC Merger, collectively;

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“Merger Agreement” refers to the Agreement and Plan of Merger, dated as of February 27, 2023, by and among Ferdinand FFP Acquisition, LLC, Ferdinand FFP Merger Sub 1, Inc., Ferdinand FFP Merger Sub 2, LLC., Focus Financial Partners, LLC and Focus Financial Partners Inc., as it may be amended from time to time;

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“Merger Subs” refers to Company Merger Sub and LLC Merger Sub, collectively;

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“Nasdaq” refers to the Nasdaq Global Select Market;

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“NEO” refers to the named executive officers of the Company;

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“No-Shop Period Start Date” refers to 11:59 p.m. Eastern Time on April 8, 2023;

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“Parent” refers to Ferdinand FFP Acquisition, LLC;

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“Parent Entities” refers to the CD&R Entities and the Trident Entities and their respective affiliates, collectively;

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“Person” refers to any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature;

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“Record Date” refers to June 9, 2023, the record date for the Special Meeting;

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“Representatives” refers to, with respect to any Person, its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors;

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“SEC” refers to the U.S. Securities and Exchange Commission;

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“Securities Act” refers to the Securities Act of 1933, as amended;

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“Section 262” refers to Section 262 of the DGCL;

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“Special Committee” refers to the special committee of the Board comprised solely of disinterested and independent directors;

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“Special Meeting” refers to the Special Meeting of the stockholders of the Company to be held at 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 33401, on Friday, July 14, 2023 at 9:00 a.m. Eastern Time, including any adjournment or postponement thereof;

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“Stone Point” refers to Stone Point Capital LLC;

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“Superior Proposal” refers to a bona fide written Acquisition Proposal (with references to 15% being deemed to be replaced with references to 50%) by a person or group (other than the Rollover Stockholders (as defined in Merger Agreement), Parent, Merger Subs or any of their respective affiliates) that (1) was not the result of breach of Section 6.2 of the Merger Agreement and (2) the Board, acting upon the recommendation of the Special Committee, or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, would, if consummated, result in a transaction that is more favorable from a financial point of view to the Company’s stockholders (in their capacities as such) than the Mergers and after taking into account (x) any revisions to the Merger Agreement, the Guarantees and the financing committed to by Parent in writing prior to the time of such determination; (y) the availability of financing (to the extent applicable), likelihood of consummation in accordance with the terms of such Acquisition Proposal and regulatory considerations; and (z) those factors and matters deemed relevant by the Board, acting upon the recommendation of the Special Committee, or the Special Committee, including (A) the identity of the person making the proposal; and (B) legal, financial (including financing terms and the form, amount and timing of payment of consideration), regulatory, certainty of closing, timing and other aspects of such Acquisition Proposal;
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“Support Agreement” refers to the Support Agreement, dated as of February 27, 2023 by and among the Existing Stockholders, Company, Parent and certain affiliates of Parent;

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“Tax Receivable Agreements” refers to (a) the Tax Receivable Agreement, dated as of July 30, 2018, by and among the Company and the parties named therein, (b) the Tax Receivable Agreement, dated as of July 30, 2018, by and among the Company and the parties named therein and (c) the Tax Receivable Agreement, dated as of March 25, 2020, by and among the Company and the parties named therein.

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“Topco” refers to Ferdinand FFP Parent, Inc., a Delaware corporation and an entity affiliated with CD&R;

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“TRA Holder” refers to a person who holds rights to payment under Company’s existing Tax Receivable Agreements;

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“TRA Payoff Amount” refers to the aggregate payment obligations of the Company pursuant to the terms of the Tax Receivable Agreements, including as a result of the transactions contemplated by the Merger Agreement and including any such payments required to be made pursuant to Section 4.2 of each Tax Receivable Agreement;

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“Trident Entities” refers to Stone Point, Trident FFP LP, Trident FFP GP LP, Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P., Trident Capital VI, L.P., Trident IX, L.P., Trident IX Parallel Fund, L.P., Trident IX Professionals Fund, L.P., Trident Capital IX, L.P. and Stone Point GP Ltd., collectively;

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“Trident Guarantors” refers to Trident IX, L.P., Trident IX Parallel Fund, L.P. and Trident IX Professionals Fund, L.P., collectively, each an investment fund or investment vehicle managed by or affiliated with Stone Point; and

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“Unaffiliated Stockholders” refers to the holders of Company Common Stock, excluding those shares of Company Common Stock held, directly or indirectly, by or on behalf of: (a) CD&R, its investment fund affiliates and its portfolio companies majority owned by such investment fund affiliates with respect to which CD&R has the right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Company Common Stock that constitute Non-Controlled Stock (as defined in the Merger Agreement)); (b) Stone Point, its investment fund affiliates, its portfolio companies majority owned by such investment fund affiliates with respect to which Stone Point has the right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Company Common Stock that constitute Non-Controlled Stock) and those members of the Board who are employees of Stone Point or one of its investment fund affiliates; and (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

Treatment of the Class A Common Stock
If the Company Merger is completed, each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Company Merger (the “Company Merger Effective Time”) (including, for the avoidance of doubt, each such share resulting from the Vested Units Exchanges (as defined below)), other than shares (A) that are to be cancelled, (B) that are those certain shares of Class A Common Stock that Existing Stockholders will contribute and transfer to Topco in exchange for newly issued shares of Topco as contemplated by the Support Agreement (the “Class A Rollover Shares”) and (C) that are held by stockholders of the Company who have not voted in favor of the adoption of the Merger Agreement (or consented thereto in writing) and who have properly demanded appraisal of such shares of Company Stock in accordance with, and who have otherwise complied with, Section 262 (“Excluded Shares”), will be converted into the right to receive $53.00 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”).
Treatment of the Class B Common Stock
Immediately prior to the effective time of the LLC Merger (the “LLC Merger Effective Time”) and conditioned upon the closing of the LLC Merger, the Company will require each member of Focus LLC (other than the Company and its wholly owned subsidiaries and Parent) to surrender for cancellation any shares of Class B Common Stock held by such member pursuant to the Vested Units Exchanges (as defined and more fully described below). If the Company Merger is completed, any remaining shares of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and will cease to exist and no payment will be made with respect thereto.
Treatment of the Focus LLC Units
Immediately prior to the LLC Merger Effective Time and conditioned upon the closing of LLC Merger, the Company will require each member of Focus LLC (other than the Company and its wholly owned subsidiaries and Parent) to (A) effect an Exchange (as defined in the Focus LLC Agreement) of all outstanding vested Common Units held by such member (including, with respect to each such member who holds vested Incentive Units, the applicable number of vested Common Units received as a result of the conversion (based on the IU Conversion Ratio (as defined in the Focus LLC Agreement)) of vested Incentive Units held by such member that have a Hurdle Amount (as defined in the Focus LLC Agreement) that is less than the Merger Consideration), other than those certain Focus LLC Units that Existing Stockholders will contribute and transfer to Topco in exchange for newly issued shares of Topco as contemplated by the Support Agreement (the “Rollover Units”), and (B) surrender for cancellation the corresponding number of shares of Class B Common Stock in accordance with the Focus LLC Agreement (the “Vested Units Exchanges”). Also on the date of the closing and prior to the LLC Merger Effective Time, each Incentive Unit, whether a vested Incentive Unit or unvested Incentive Unit, that has a Hurdle Amount that is equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Focus LLC, Parent, the Company, or the holder thereof, be cancelled for no consideration.
At the Company Merger Effective Time, each then outstanding unvested Common Unit held by a member of Focus LLC (other than the Company and its wholly owned Subsidiaries or Parent) (including, with respect to each such member who holds unvested Incentive Units, each unvested Common Unit received as a result of the conversion (based on the IU Conversion Ratio) of unvested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration) shall automatically be cancelled and converted into a contingent cash payment equal in an amount that would be payable pursuant to the Merger Agreement if such unvested Common Unit were a Company Restricted Share (as defined below), which contingent cash payment will vest and become payable pursuant to the same vesting schedule applicable to the corresponding unvested Common Unit or Incentive Unit, as applicable.
At the LLC Merger Effective Time, except as set forth above with respect to unvested Common Units, each Focus LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges, other than (i) the Rollover Units and any other Focus LLC Units owned by Parent and (ii) the Focus LLC Units owned by the Company or any of its wholly owned subsidiaries, will be cancelled for no consideration.
Treatment of Company Equity Awards
At the Company Merger Effective Time: (1) each then outstanding option to purchase shares of Company Common Stock (a “Company Option”) that is vested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into the right to receive an amount in cash equal to product of (x) the number of shares of Company Common Stock subject to the Company Option immediately prior to the Company Merger Effective Time and (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per share of Company Common Stock of such Company Option (the “Option Consideration”); (2) each then outstanding Company Option that is unvested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent right to receive a cash payment, without interest, from the Surviving Corporation equal to the Option Consideration with respect to such Company Option, and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company Option from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates; (3) each Company Option, whether vested or unvested, that has a per share exercise price that is equal to or greater than the Merger Consideration will automatically be cancelled for no consideration; (4) each then outstanding company restricted stock unit (a “Company RSU”) that is unvested immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent cash payment, without interest, from the Surviving Corporation in an amount equal to the product of (x) the number of shares of Company Common Stock corresponding to such Company RSU immediately prior to the Company Merger Effective Time and (y) the Merger Consideration, and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company RSU from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates; and (5) each then outstanding share of Company Common Stock subject to forfeiture, vesting or other lapse conditions (a “Company Restricted Share”) as of immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent contractual right to receive a cash payment, without interest, from the Surviving Corporation equal to the Merger Consideration and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company Restricted Share from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates.
Special Factors (page 25)
Background of the Mergers
A description of the background of the Mergers, including the Special Committee’s discussions with CD&R, is included in the section of this proxy statement entitled “Special Factors — Background of the Mergers.”
Reasons for the Mergers; Recommendation of the Board; Fairness of the Mergers
The Board formed the Special Committee to, among other things, (i) review, evaluate and negotiate a potential transaction involving the acquisition by CD&R of all of the outstanding shares of Company Common Stock (including all of the equity of Focus LLC) in a cash merger transaction or any alternative to such potential transaction, and (ii) to recommend to the full Board what action, if any, should be taken by the Board with respect to the foregoing. The Special Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and determine that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. The Board, acting upon the recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (3) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations contained therein and the consummation of the Mergers and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, (4) directed that the adoption of the Merger Agreement be submitted to a vote of Company’s stockholders at a meeting of the Company’s stockholders and (5) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement.
The Merger Agreement and the transactions contemplated thereby, including the Mergers, have been unanimously approved by the Board, based on the recommendation of the Special Committee. The Board, by a unanimous vote of the Company’s directors, recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal, and “FOR” the Merger-Related Compensation Proposal.
For a description of the material factors considered by the Special Committee and by the Board in deciding to recommend approval of the proposal to adopt the Merger Agreement, see the section of this proxy statement entitled “Special Factors — Reasons for the Mergers; Recommendation of the Board; Fairness of the Mergers.”
Position of the CD&R Entities as to the Fairness of the Company Merger; Purpose and Reasons of the CD&R Entities for the Company Merger
Under a possible interpretation of the SEC rules governing “going private” transactions, each of the CD&R Entities may be deemed to be an affiliate of the Company and, therefore, required to express its purposes and reasons for the Company Merger and its beliefs as to the fairness of the Company Merger to the Unaffiliated Stockholders. For a description of the CD&R Entities’ purposes and reasons for the Company Merger, and their beliefs as to the fairness of the Company Merger to the Unaffiliated Stockholders, please see the section of this proxy statement entitled “Special Factors — Position of the Parent Entities as to the Fairness of the Mergers — Position of the CD&R Entities as to the Fairness of the Company Merger” and “Special Factors — Purpose and Reasons of the Parent Entities for the Mergers — Purpose and Reasons of the CD&R Entities for the Company Merger.”
Position of the Trident Entities as to the Fairness of the Company Merger; Purpose and Reasons of the Trident Entities for the Company Merger
Under the SEC rules governing “going private” transactions, each of the Trident Entities may be an affiliate of the Company and, therefore, required to express its purposes and reasons for the Company Merger and its beliefs as to the fairness of the Company Merger to the Unaffiliated Stockholders. For a description of the Trident Entities’ purposes and reasons for the Company Merger, and their beliefs as to the fairness of the Company Merger to the Unaffiliated Stockholders, please see the section of this proxy statement entitled “Special Factors — Position of the Parent Entities as to the Fairness of the Mergers — Position of the Trident Entities as to the Fairness of the Company Merger” and “Special Factors — Purpose and Reasons of the Parent Entities for the Mergers — Purpose and Reasons of the Trident Entities for the Company Merger.”
Opinions of the Special Committee Financial Advisors
On February 26, 2023, Goldman Sachs & Co. LLC (“Goldman Sachs”) rendered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 27, 2023, that as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement was fair from a financial point of view to such holders. On February 26, 2023, Jefferies LLC (“Jefferies” and together with Goldman Sachs, the “Special Committee Financial Advisors”) rendered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 26, 2023 that, as of the date of such opinion and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Merger Consideration to be received by the holders of Class A Common Stock that are Unaffiliated Stockholders pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of the written opinion of Goldman Sachs, dated February 27, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. The Company encourages you to read the opinion carefully and in its entirety. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Special Committee in connection with its consideration of the transactions contemplated by the Merger Agreement. Goldman Sachs’ opinion is not a recommendation as to how any holder of Class A Common Stock should vote with respect to the Company Merger or any other matter. For more information, please see the section of this proxy statement entitled “Special Factors — Goldman Sachs & Co. LLC.”
The full text of Jefferies’ written opinion, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex C. The Company encourages you to read the opinion carefully and in its entirety. Jefferies’ opinion was provided for the use and benefit of the Special Committee (in its capacity as such) in its evaluation of the Merger Consideration from a financial point of view and did not address any other aspect of the Mergers or any other matter. Jefferies’ opinion did not address the relative merits of the Mergers or other transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor did it address the underlying business decision by the Company to engage in the Mergers or any term, aspect or implication of any other agreement (or amendment thereto or related arrangements) entered into in connection with, or contemplated by or resulting from, the Mergers or otherwise. Jefferies’ opinion did not constitute a recommendation as to how the Board or any securityholder should vote or act with respect to the Mergers or any other matter. For more information, please see the section of this proxy statement entitled “Special Factors — Opinion of Jefferies LLC.”
The full text of Goldman Sachs’ and Jefferies’ written opinions should be read carefully in their entirety for a description of the assumptions made, procedures followed, matters considered, and limitations on the review undertaken by Goldman Sachs and Jefferies, as applicable, in preparing their respective opinions.
Certain Effects of the Mergers
At the Company Merger Effective Time, each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including each such share resulting from the Vested Units Exchanges), other than the Excluded Shares, will be converted into the right to receive $53.00 per share of Class A Common Stock in cash, without interest. At the Company Merger Effective Time, each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will automatically be cancelled and will cease to exist and no payment will be made with respect thereto. At the Company Merger Effective Time, each share of Company Common Stock held by the Company as treasury stock and not held on behalf of third parties, each share of Company Common Stock owned by Parent or Merger Subs and any shares of Company Common Stock owned by any direct or indirect wholly owned subsidiary of Parent or Merger Subs, that are issued and outstanding immediately prior to the Company Merger Effective Time will automatically be cancelled without payment of any consideration therefor or any conversion thereof and will cease to exist. Each share of a class or a series of capital stock of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time will be converted into one share of the same class or series of capital stock of the Surviving Corporation.
At the LLC Merger Effective Time, each Focus LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges, other than (i) the Rollover Units and any other Focus LLC Units owned by Parent, (ii) the Focus LLC Units owned by the Company or any of its wholly owned subsidiaries, will automatically be cancelled and forfeited for no consideration, and (iii) certain unvested Common Units (including unvested Incentive Units that have a Hurdle Amount less than the Merger Consideration) that will be converted into a contingent cash payment. For a further discussion of the effects of the Mergers, see the section of this proxy statement entitled “Special Factors — Certain Effects of the Mergers.”
Interests of Executive Officers and Directors of the Company in the Mergers
In considering the recommendation of the Board that the stockholders of the Company vote in favor of the adoption of the Merger Agreement, the Company’s stockholders should be aware that the executive officers and directors of the Company have certain interests in the Mergers that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Special Committee and the Board were aware of these interests and considered them, among other matters, in determining that the Merger Agreement and transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its Unaffiliated Stockholders, and in making their related recommendations, including the Board’s recommendation that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. These interests include, among others, (i) the contribution of certain Company Common Stock and Focus LLC Units held by the Existing Stockholders, who are affiliated with certain directors of the Company, to an affiliate of Parent prior to closing of the Company Merger to represent equity interests in the Surviving Corporation post-closing as contemplated by the Support Agreement, (ii) the treatment of Focus LLC Units under the Merger Agreement that are held by the executive officers and directors of the Company, (iii) the vesting, and in some cases forfeiture, of certain Focus LLC Units held by the executive officers and directors of the Company, (iv) certain payments and the issuance of promissory notes to certain executive officers and directors of the Company, including those affiliated with Stone Point, under the TRA Waiver and Exchange Agreements (as defined below), (v) the provision of indemnification and insurance arrangements in favor of executive officers and directors of the Company under the Merger Agreement and (vi) payments and benefits that certain of the Company’s executive officers would receive in connection with the Mergers, including as a result of a termination of such executive officers’ employment following the Mergers. These interests are discussed in more detail in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers.”
Material U.S. Federal Income Tax Consequences of the Vested Units Exchange and the Company Merger
Each of (i) the exchange by U.S. holders (as discussed in more detail in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers”) of Focus LLC Units for shares of Class A Common Stock in the Vested Units Exchange and (ii) the exchange by U.S. holders of shares of Class A Common Stock (including shares of Class A Common Stock received in the Vested Units Exchange) for cash in the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes. In addition, in connection with the Company Merger, current or former holders of Focus LLC Units may receive a Holder TRA Payoff Amount, all or a portion of which may relate to Focus LLC Units a U.S. holder exchanges in the Vested Units Exchange, and such portion is expected to be treated as additional consideration for the Focus LLC Units exchanged by such U.S. holder in the Vested Units Exchange.
All holders of Focus LLC Units and shares of Class B Common Stock and holders of shares of Class A Common Stock are strongly encouraged to consult with their own tax advisors as to the specific tax consequences of the Vested Units Exchange, the Company Merger and any related transactions to them in their particular circumstances, including the applicability and effect of any U.S. federal, state or local, non-U.S. or other tax laws. In addition, each person who may receive a Holder TRA Payoff Amount is strongly encouraged to consult with its own tax advisors regarding the U.S. federal income and other tax consequences to it of the receipt of a Holder TRA Payoff Amount. See the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Mergers.”
Financing of the Mergers
The Mergers are not subject to any financing condition. Parent estimates that the total funds necessary to complete the Mergers will be approximately $4,350,000,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded via equity investment by the Guarantors.
Parent and Merger Subs have delivered to the Company the Equity Commitment Letters, dated as of February 27, 2023, by and between Parent and the CD&R Guarantor pursuant to which the CD&R Guarantor has committed to provide equity financing in an aggregate amount of $3,200,000,000 to Parent or, if proceeds from debt financing being funded to Parent concurrently are less than $500,000,000, such equity financing commitment would make up the shortfall, up to a maximum equity commitment of $4,350,000,000, subject to and in accordance with the terms and conditions of the Equity Commitment Letters and the Merger Agreement, in connection with the funding of the transaction.
Parent and Merger Subs have also delivered to the Company the Equity Commitment Letter, dated as of February 27, 2023, by and between Parent and the Trident Guarantors, pursuant to which the Trident

Guarantors have committed to provide equity financing in an aggregate amount of $650,000,000 to Parent, subject to and in accordance with the terms and conditions of the Equity Commitment Letter and the Merger Agreement.
In addition, in connection with the Mergers, Parent and Merger Subs have also delivered to the Company the Limited Guarantees from the Guarantors, in favor of the Company, pursuant to which the Guarantors have agreed to guarantee certain payment obligations of Parent and Merger Subs under the Merger Agreement, including reimbursement and indemnification by Parent and Merger Subs for certain expenses and losses incurred by the Company, if and when payable, and the obligations under the Equity Commitment Letters.
In connection with its entry into the Merger Agreement, Parent entered into a debt commitment letter, dated as of February 27, 2023 (as amended or supplemented from time to time prior to the date hereof, the “Debt Commitment Letter”), by and among Royal Bank of Canada, RBC Capital Markets, Truist Bank, Truist Securities, Inc., Citizens Bank, N.A., MUFG Bank, Ltd., MUFG Union Bank, N.A., MUFG Securities Americas Inc., Fifth Third Bank, National Association, Bank of Montreal, BMO Capital Markets Corp., Capital One, National Association and SPC Financing Company LLC (collectively, the “Debt Commitment Parties”). Pursuant to the Debt Commitment Letter, the Debt Commitment Parties have committed to provide debt financing in connection with the consummation of the Mergers, the other transactions contemplated by the Merger Agreement, and related transactions, in the amounts and on the terms and subject to the conditions set forth in the Debt Commitment Letter. The Debt Commitment Letter provides for, among other things, (i) incremental commitments to Focus LLC’s existing credit facilities, comprised of a senior secured incremental term loan facility in an aggregate principal amount of up to the lesser of (x) $500.0 million and (y) the maximum aggregate amount permitted to be incurred under clauses (b)(I) and (b)(II)(A) of the definition of “Maximum Incremental Facilities Amount” set forth in the Existing Credit Document (the “Incremental Term Loan Credit Facility”) and (ii) an agreement to make certain amendments to the terms of Focus LLC’s existing term loan A and revolving credit facilities. The obligations of the Debt Commitment Parties to provide the debt financing under the Debt Commitment Letter are subject to certain customary conditions, including the substantially concurrent consummation of the Mergers in accordance with the Merger Agreement in all material respects and the consummation of the Equity Contribution (as defined in the Debt Commitment Letter) in an aggregate amount not less than $4,200.0 million (as such amount may be reduced in accordance with the Debt Commitment Letter).
The Merger Agreement (page 120)
A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is described in the section of this proxy statement entitled “The Merger Agreement.” Among other things, the Merger Agreement includes the following terms:
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Closing and Effective Times of Mergers.   Assuming timely satisfaction of necessary closing conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at closing but subject to the satisfaction or waiver of such conditions), including the adoption of the Merger Agreement by the stockholders, we anticipate that the Mergers will be completed in the third quarter of 2023. The Company, however, cannot assure completion of the Mergers by any particular date, if at all.

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Conditions to the Mergers.   The closing of the Mergers depends on a number of conditions being satisfied or waived (other than the condition set forth in the first bullet below, which cannot be waived). These conditions, which are described more fully in “The Merger Agreement — Conditions to the Mergers,” include:

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the adoption of the Merger Agreement by each of (i) the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, and entitled to vote on the Merger Agreement Proposal at the Special Meeting (the “Majority of the Outstanding Shares”) and (ii) the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, held by the Unaffiliated Stockholders and entitled to vote on the Merger

Agreement Proposal at the Special Meeting (the “Majority of the Unaffiliated Shares”), in each case assuming a quorum is present (we refer to the affirmative votes of the Majority of the Outstanding Shares and the Majority of the Unaffiliated Shares, together, as the “Requisite Company Stockholder Approvals”);
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any notification and waiting period requirements applicable to the consummation of the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) has expired or been terminated and the approvals, clearances or expirations of waiting periods under certain other antitrust laws, foreign direct investment and other laws have been obtained or deemed obtained as a result of the expiry of applicable waiting periods;

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other regulatory approvals clearances or expirations of waiting periods have been obtained;

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the absence of any law or order of any governmental authority restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Mergers;

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the accuracy of each party’s representations and warranties in the Merger Agreement (generally subject to materiality qualifications);

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the performance, in all material respects, by each party of all obligations required to be performed by it under the Merger Agreement;

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the absence of a Material Adverse Effect for the Company;

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the occurrence of the Vested Units Exchanges;

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the receipt of FINRA’s approval; and

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the delivery of an officers’ certificate by each party with respect to the accuracy of the representations and warranties and performance of obligations of such party under the Merger Agreement.

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Go-Shop Period.   The Merger Agreement provided that we were permitted, beginning on the date of the Merger Agreement and continuing until 11:59 p.m. Eastern Time (A) on April 8, 2023 for any person or “group” that is not an Excluded Party, or (B) in respect of any Excluded Party, on April 18, 2023, to, directly or indirectly through our Representatives, solicit, initiate, propose, induce, encourage or facilitate the making, submission or announcement of, or knowingly encourage, facilitate or assist, any discussion, proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, an Acquisition Proposal, subject to a customary confidentiality agreement, furnish to any third person or its Representatives any non-public information relating to the Company or any of its subsidiaries or afford any access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal.

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No Solicitation of Acquisition Proposals.   The Merger Agreement provides that we are not permitted to, from the No-Shop Period Start Date (or the Cut-Off Time with respect to Excluded Parties) through the earlier of the termination of the Merger Agreement pursuant to its terms and the Company Merger Effective Time, among other things, directly or indirectly through our Representatives, initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal.

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Board Recommendation Changes.   Notwithstanding the restrictions described above, under certain circumstances, we may, prior to the time the Merger Agreement is adopted by our stockholders, (x) provide information in response to a bona fide written Acquisition Proposal received after the date of the Merger Agreement that did not result from a breach of the non-solicitation provisions of the Merger Agreement (including a bona fide written Acquisition Proposal from a third person that the Company engaged during the go-shop period), subject to certain conditions, and (y) engage or participate in any discussions or negotiations with certain third parties who have made such a bona fide written Acquisition Proposal, if and only if the Board (acting on the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisors and outside legal counsel that such

Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal and that the failure to take action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.
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The Merger Agreement also provides that, at any time before the stockholders of the Company adopt the Merger Agreement, the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — No Change of Recommendation.”) (or terminate the Merger Agreement) with respect to a bona fide written Acquisition Proposal that did not arise from a breach of the obligations in non-solicitation provisions in the Merger Agreement if prior to taking such actions (A) the Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal, and (B) the Company, the Board and/or the Special Committee, as applicable, complies with certain procedures. The non-solicitation provisions are described in more detail in the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — No Change of Recommendation — No Change of Recommendation of Exceptions — Change of Recommendation and Termination Procedures.”

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Intervening Events.   The Merger Agreement provides that prior to the time the stockholders of the Company adopt the Merger Agreement, in response to an Intervening Event, the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation if, prior to taking such action, (1) the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law and (2) the Company, the Board and/or the Special Committee, as applicable, complies with certain procedures.

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TRA Payoff Amount.   The Merger Agreement provides for a process and timeline pursuant to which the Company and Parent will agree to the TRA Payoff Amount, subject to the provisions and procedures set forth in the Tax Receivable Agreements.

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Termination and Termination Fees.   The Merger Agreement contains certain termination rights, including, among other things, the right of either party to terminate the Merger Agreement (provided, in the case of the Company, it is also approved by the Special Committee) if the Mergers have not occurred on or before November 27, 2023 and the right of the Company to terminate the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal, subject to specified exceptions and limitations. In addition, the Merger Agreement provides that the Company will be required to pay Parent a termination fee of $150,350,000 if the Merger Agreement is terminated in certain circumstances, including, but not limited to, if (a) either Parent or the Company terminates for failure to obtain the Requisite Company Stockholder Approvals, or Parent terminates because of the Company’s breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, and such breach is incurable; (b) an Acquisition Proposal has been made publicly (or otherwise becomes publicly known) or announced to the Company or the Board and is not withdrawn at least five business days prior to the Special Meeting or prior to the date of termination in the case of a termination for the Company’s material breach; and (c) the Company consummates a transaction contemplated by an Acquisition Proposal or enters into an alternative acquisition agreement within 12 months following the date of termination. The Merger Agreement also provides that the Company will be required to pay Parent a termination fee of $150,350,000 if (a) Parent terminates the Merger Agreement because the Board or the Special Committee makes a Change of Recommendation or (b) the Company terminates the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal. If the Company terminates the Merger Agreement based on its receipt of a Superior Proposal and enters into an alternative acquisition agreement with (a) an Excluded Party prior to the Cut-Off Time or (b) any Person prior to the No-Shop Period Start Date, in each case, with respect to a Superior Proposal, then the termination fee paid by the Company would be $69,392,000. For further discussion of the rights of the parties to terminate the Merger Agreement and the circumstances in which certain termination fees will be payable, see the sections of this proxy statement entitled “The Merger Agreement — Termination” and “The Merger Agreement — Company Termination Fee.”
•
Remedies; Specific Performance:

•
If the Merger Agreement is terminated in circumstances where a Company termination fee is paid to Parent, the termination fee and certain associated enforcement costs will be the sole and exclusive remedy of the Parent and its affiliates and Representatives pursuant to the Merger Agreement.

•
Notwithstanding anything in the Merger Agreement to the contrary, under no circumstances will the collective monetary damages payable by Parent, Merger Subs or any of their affiliates for breaches under the Merger Agreement, the Limited Guarantees or the Equity Commitment Letters exceed an amount equal to $300,701,000 plus any reimbursement obligations in the aggregate for all such breaches.

•
Prior to the valid termination of the Merger Agreement, each party is entitled to enforce specifically the terms and provisions of the Merger Agreement, including the Company’s right to obtain specific performance of Parent’s obligation to cause the Equity Financing to be funded as and when required under the Equity Commitment Letters in accordance with terms thereof. Under no circumstances will Parent or the Company be permitted or entitled to receive both specific performance that results in the occurrence of the closing of the Mergers and any monetary damages.

The Support Agreement (page 153)
On February 27, 2023 the Existing Stockholders, who collectively owned approximately 20.6% of the issued and outstanding shares of Company Common Stock as of February 27, 2023, entered into the Support Agreement with the Company, Parent and certain affiliates of Parent and solely for the purposes described therein. Pursuant to the Support Agreement, the Existing Stockholders agreed to, among other things, vote or cause to be voted any shares of Company Common Stock owned by them: (1) in favor of (a) the adoption of the Merger Agreement and the approval of the Mergers, (b) the approval of any proposal to adjourn or postpone any stockholder meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with the Merger Agreement, and (c) the approval of any other proposal considered and voted upon by the stockholders of the Company at any stockholder meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement; and (2) against (a) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being fulfilled, (b) any Acquisition Proposal, (c) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (d) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.
Additionally, the Existing Stockholders have also agreed that from the date of the Merger Agreement until the earlier of the termination and consummation of Merger Agreement the Existing Stockholders shall instruct and use their reasonable best efforts to cause their Representatives (as defined in the Merger Agreement) not to, directly or indirectly: (1) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal; (2) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any person relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of the Support Agreement prohibit such discussions); (3) furnish to any person (other than Parent or any of its affiliates) any non-public information relating to the Company or any of its subsidiaries or afford to any such person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal; (4) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or (5) resolve or agree to do any of the foregoing actions.
TRA Waiver and Exchange Agreements (page 155)
Under the terms of the Tax Receivable Agreements, a Change of Control (as defined under the Tax Receivable Agreements, which includes the occurrence of certain mergers and consolidations, including the Company Merger) will result in an obligation of the Company to make lump-sum payments to the TRA Holders generally equal, in the aggregate, to the TRA Payoff Amount. Concurrently with the execution and delivery of the Merger Agreement, the Company and Parent entered into agreements with the Existing Stockholders and each of the NEOs regarding the Company’s obligations to such persons pursuant to the Tax Receivable Agreements (the “TRA Waiver and Exchange Agreements”) pursuant to which each of the Existing Stockholders and each of the NEOs agreed to receive their respective Holder TRA Payoff Amount in the form of a promissory note with a principal amount equal to such Holder TRA Payoff Amount they were otherwise entitled to receive in cash at the Company Merger Effective Time (the “TRA Notes”). All other TRA Holders will receive the applicable Holder TRA Payoff Amount in cash in connection with the closing of the Mergers. For more information on the Tax Receivable Agreements and TRA Waiver and Exchange Agreement, see the section entitled “TRA Waiver and Exchange Agreements.”
Parties to the Mergers (page 157)
The Company and Focus LLC.   Focus Financial Partners Inc., a Delaware corporation, is a holding company whose most significant asset is a membership interest in Focus LLC. Focus LLC directly or indirectly owns all of the outstanding equity interests in the Company’s partner firms. The Company is the sole managing member of Focus LLC and is responsible for all operational, management and administrative decisions of Focus LLC. The Class A Common Stock is listed on Nasdaq under the symbol “FOCS.” Focus LLC is a leading partnership of independent, fiduciary wealth management firms operating in the highly fragmented registered investment adviser industry, with a footprint of over 85 partner firms primarily in the United States. Focus LLC has achieved this market leadership by positioning itself as the partner of choice for many firms in an industry where a number of secular trends are driving consolidations. Focus LLC’s partner firms primarily service ultra-high net worth and high net worth individuals and families by providing highly differentiated and comprehensive wealth management services. Focus LLC’s partner firms benefit from its intellectual and financial resources, operating as part of a scaled business model with aligned economic interests, while retaining their entrepreneurial culture and independence. More information about the Company is available at www.focusfinancialpartners.com.
Parent.   Parent was formed on February 22, 2023, solely for the purpose of completing the Mergers and has conducted no business activities other than those related to the structuring and negotiation of the Mergers and arranging financing therefor.
Company Merger Sub.   Company Merger Sub was formed on February 22, 2023 as a direct, wholly owned subsidiary of Parent, solely for the purpose of completing the Company Merger and has conducted no business activities other than those related to the structuring and negotiation of the Mergers.
LLC Merger Sub.   LLC Merger Sub was formed on February 22, 2023 as a direct, wholly owned subsidiary of Parent, solely for the purpose of completing the LLC Merger and has conducted no business activities other than those related to the structuring and negotiation of the Mergers.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGERS
The following questions and answers are intended to address briefly some commonly asked questions regarding the Mergers, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the section of this proxy statement entitled “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully. See the section of this proxy statement entitled “Where You Can Find More Information.”
Q.
Why am I receiving this document?

A.
On February 27, 2023, the Company entered into the Merger Agreement. Pursuant to the Merger Agreement, among other things, the Company Merger Sub will merge with and into the Company with the Company surviving the Mergers as a subsidiary of Parent. A copy of the Merger Agreement is attached to this proxy statement as Annex A.

The Board, acting upon the unanimous recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement and transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (3) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations contained therein and the consummation of the Mergers and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, (4) directed that the adoption of the Merger Agreement be submitted to a vote of Company’s stockholders at a meeting of the Company’s stockholders, and (5) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. In evaluating the Mergers, the Special Committee and the Board consulted, where appropriate, with the Company’s management and outside legal and financial advisors, and considered a number of factors.
The Company is soliciting proxies for the Special Meeting. You are receiving this proxy statement because you own shares of Class A Common Stock or Class B Common Stock. The Company is holding the Special Meeting so that its stockholders may vote on the Merger Agreement Proposal (as defined below), the Adjournment Proposal (as defined below) and the Merger-Related Compensation Proposal (as defined below). The approval of Merger Agreement Proposal by our stockholders is a condition to the consummation of the Mergers. This proxy statement contains important information about the Mergers and the Special Meeting, and you should read it carefully. The enclosed proxy card allows you to vote your shares of Company Common Stock without attending the Special Meeting in person.
Your vote is extremely important, and we encourage you to submit your proxy as soon as possible. For more information on how to vote your shares of Company Common Stock, please see the section of this proxy statement entitled “The Special Meeting.”
Q.
What is the proposed transaction and what effects will it have on the Company?

A.
The proposed transaction includes, among other things, the merger of Company Merger Sub with and into the Company, with the Company surviving the Company Merger. If the Merger Agreement is adopted by the affirmative vote of each of (1) the majority of the outstanding shares and (2) the majority of the unaffiliated shares, assuming a quorum is present, and the other closing conditions under the Merger Agreement are satisfied or waived, (a) LLC Merger Sub shall merge with and into Focus LLC, with Focus LLC surviving the LLC Merger, pursuant to and in accordance with the provisions of the DLLCA and (b) immediately following the LLC Merger, Company Merger Sub shall merge with and into the Company, with the Company surviving the Company Merger, pursuant to the DGCL. As a result of the Mergers, the Company will become a subsidiary of Parent and will no longer be a public company.

Q.
What will happen to Company Common Stock as a result of the Mergers?

A.
If the Company Merger is completed, with certain limitations as prescribed in the Merger Agreement, (a) each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including each such share resulting from the Vested Units Exchanges), other than Excluded Shares, will be converted into the right to receive $53.00 per share of Class A Common Stock in cash, without interest, unless the holder of the Class A Common Stock has properly exercised and not withdrawn its appraisal rights under the DGCL, subject to certain limitations, and (b) each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will automatically be cancelled and cease to exist and no payment shall be made with respect thereto. Following the consummation of the Company Merger, shares of Class A Common Stock will represent only the right to receive the Merger Consideration (unless the stockholder has properly demanded appraisal of such shares of Company Stock in accordance with, and has otherwise complied with, Section 262 of the DGCL, subject to certain limitations), and you will no longer have any interest in our future earnings, growth or value. In addition, following the consummation of the Mergers, the registration of the shares of Class A Common Stock and the Company’s reporting obligation under the Exchange Act with respect to the shares of Class A Common Stock will be terminated upon application to the SEC, the shares of Class A Common Stock will no longer be listed on any exchange or quotation system, including Nasdaq, and price quotations will no longer be available.

If the Mergers are completed, the Class A Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded.
Q.
What are the material U.S. federal income tax consequences of the Vested Units Exchange and the Company Merger to holders of Focus LLC Common Units (and shares of Class B Common Stock) and shares of Class A Common Stock?

A.
Each of (i) the exchange by U.S. holders (as defined in “Special Factors — Material U.S. Federal Income Tax Consequences”) of Focus LLC Units for shares of Class A Common Stock in the Vested Units Exchange and (ii) the exchange by U.S. holders of shares of Class A Common Stock (including shares of Class A Common Stock received in the Vested Units Exchange) for cash in the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes. In addition, in connection with the Company Merger, current or former holders of Focus LLC Units may receive a Holder TRA Payoff Amount, all or a portion of which may relate to Focus LLC Units a U.S. holder exchanges in the Vested Units Exchange, and such portion is expected to be treated as additional consideration for the Focus LLC Units exchanged by such U.S. holder in the Vested Units Exchange.

All holders of Focus LLC Units and shares of Class B Common Stock and holders of shares of Class A Common Stock are strongly encouraged to consult with their own tax advisors as to the specific tax consequences of the Vested Units Exchange, the Company Merger and any related transactions to them in their particular circumstances, including the applicability and effect of any U.S. federal, state or local, non-U.S. or other tax laws. In addition, each person who may receive a Holder TRA Payoff Amount is strongly encouraged to consult with its own tax advisors regarding the U.S. federal income tax consequences to it of the receipt of a Holder TRA Payoff Amount. See the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences”.
Q.
What happens if the Mergers are not completed?

A.
If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Mergers are not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of Class A Common Stock in connection with the Company Merger. Instead, the Company will remain a public company and shares of Class A Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, so long as the Company continues to meet the applicable listing requirements.

In the event that the Merger Agreement is terminated, then, under specified circumstances, the Company will be required to pay to Parent a termination fee of $150,350,000 or $69,392,000, as applicable, under the terms of Merger Agreement. See the section of this proxy statement entitled “The Merger Agreement — Termination” for a discussion of the circumstances under which a termination fee is required.
Q.
When and where is the Special Meeting, and who may attend?

A.
The Special Meeting will be held at 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 3340, 9:00 a.m. Eastern Time on July 14, 2023. Please note that you are not permitted to record the Special Meeting. For more detailed information regarding attendance procedures for the Special Meeting, please see the section of this proxy statement entitled “The Special Meeting — Attendance.”

Q.
Who can vote at the Special Meeting?

A.
All holders of Company Common Stock of record as of the Record Date for the Special Meeting, are entitled to receive notice of, and to vote at, the Special Meeting, or any adjournment or postponement thereof. You will have one vote for each share of Company Common Stock that you owned of record on the Record Date. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions. If you hold your shares in “street name,” you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.

Q.
What is the difference between being a “stockholder of record” and a “beneficial owner” of shares of Company Common Stock held in “street name”?

A.
If, on the Record Date, your shares of Company Common Stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC you are considered, with respect to those shares, the stockholder of record. In that case, this proxy statement and your proxy card have been sent directly to you. As a stockholder of record, you may vote in person during the Special Meeting or vote by proxy card using any of the methods set forth in the section of this proxy statement entitled “The Special Meeting — How to Vote.”

If your shares of Company Common Stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Your bank, broker or other nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares of Company Common Stock at the Special Meeting. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company Common Stock at the Special Meeting. In order to attend and vote at the Special Meeting via the Special Meeting website, you will need to obtain a “legal proxy” from your bank, broker or other nominee. Please note that even if you plan to attend the Special Meeting, we recommend that you vote by Internet, telephone or mail, using the enclosed proxy card in advance, to ensure that your shares of Company Common Stock will be represented.
Q.
What am I being asked to vote on at the Special Meeting?

A.
You are being asked to consider and vote on the following:

•
A proposal to adopt the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, pursuant to which, (a) at the LLC Merger Effective Time, LLC Merger Sub will merge with and into Focus LLC, with Focus LLC surviving the LLC Merger and (b) immediately following the LLC Merger, Company Merger Sub will merge with and into the Company, with the Company surviving the Company Merger as a subsidiary of Parent (the “Merger Agreement Proposal”);

•
One or more proposals to adjourn the Special Meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”); and

•
A nonbinding, advisory proposal regarding certain compensation arrangements for the Company’s NEOs in connection with the Mergers, as disclosed in the table under “Special Factors — Interests of

Executive Officers and Directors of the Company in the Mergers — Golden Parachute Compensation” (the “Merger-Related Compensation Proposal”).
Q.
What is a quorum?

A.
The representation in person or by proxy of the holders of a majority in voting power of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. If you submit a properly executed proxy card, even if you vote “AGAINST” the proposal or vote to “ABSTAIN” in respect of the proposal, your shares of Company Common Stock will be counted for purposes of calculating whether a quorum is present.

If a quorum is not present at the Special Meeting, under the Company’s bylaws, only the person presiding at the Special Meeting will have the power to adjourn the Special Meeting until a quorum is present or represented.
As of the close of business on the Record Date, there were 66,015,587 shares of Class A Common Stock outstanding and 12,540,262 shares of Class B Common Stock outstanding.
Q.
How many votes do I have?

A.
You are entitled to one vote on each of the proposals for each share of Company Common Stock that you owned as of the Record Date. As of the close of business on the Record Date, there were 66,015,587 shares of Class A Common Stock outstanding and 12,540,262 shares of Class B Common Stock outstanding.

For each of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention, failure to vote or broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. A failure to vote or broker non-vote, if any, will have no effect on the Adjournment Proposal and the Merger-Related Compensation Proposal. An abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal and the Merger-Related Compensation Proposal.
Q.
What vote is required for the Company’s stockholders to approve the Merger Agreement Proposal?

A.
The approval of the Merger Agreement Proposal requires each of (1) the affirmative vote of the holders of a majority in voting power of the outstanding shares of the Company Common Stock, voting together as a single class, and entitled to vote on the Merger Agreement Proposal at the Special Meeting and (2) the affirmative vote of the holders of a majority in voting power of the outstanding shares of the Company Common Stock, voting together as a single class, held by the Unaffiliated Stockholders and entitled to vote on the Merger Agreement Proposal at the Special Meeting, in each case assuming a quorum is present. Accordingly, an abstention, failure to vote or broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.

Q.
What vote is required for the Company’s stockholders to approve the Adjournment Proposal?

A.
The approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, whether or not a quorum is present. If no quorum is present or represented at the Special Meeting, the person presiding over the Special Meeting may adjourn the Special Meeting from time to time, without further notice other than announcement at the Special Meeting of the time and place of the adjourned meeting. Accordingly, a failure to vote or broker non-vote, if any, will not have any effect on the Adjournment Proposal. However, an abstention will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Q.
What vote is required for the Company’s stockholders to approve the Merger-Related Compensation Proposal?

A.
The approval of the Merger-Related Compensation Proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Merger-Related Compensation Proposal, assuming a quorum is present.

Accordingly, a failure to vote or broker non-vote, if any, will not have any effect on the Merger-Related Compensation Proposal. However, an abstention will have the same effect as a vote “AGAINST” the Merger-Related Compensation Proposal.
Q.
How will the Existing Stockholders vote the shares of Company Common Stock they hold?

A.
Pursuant to the Support Agreement, the Existing Stockholders, who collectively owned approximately 20.6% of the issued and outstanding shares of Company Common Stock as of February 27, 2023, agreed to vote or cause to be voted any shares of Company Common Stock owned by them in favor of the adoption of the Merger Agreement and approval of the Mergers, each of the other actions contemplated by the Merger Agreement or necessary or desirable for the consummation of the Mergers and the other transactions contemplated by the Merger Agreement and the adjournment of any meeting of the Company’s stockholders in accordance with the Merger Agreement and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled and refrain from soliciting or supporting other Acquisition Proposals. For more information, see the section of this proxy statement entitled “The Support Agreement.”

Q.
Why are the Company’s stockholders being asked to cast a nonbinding, advisory vote to approve certain compensation arrangements for the NEOs under existing agreements with the Company in connection with the Mergers?

A.
SEC rules require the Company to seek approval on a nonbinding, advisory basis with respect to certain compensation arrangements for the NEOs in connection with the Mergers. Approval of the Merger-Related Compensation Proposal is not required to consummate the Mergers.

Q.
How does the Board recommend that I vote?

A.
The Board recommends that you vote:

•
“FOR” the Merger Agreement Proposal;

•
“FOR” the Adjournment Proposal; and

•
“FOR” the Merger-Related Compensation Proposal.

You should read the section of this proxy statement entitled “Special Factors — Reasons for the Mergers; Recommendation of the Board; Fairness of the Mergers” for a discussion of the factors that the Board considered in deciding to recommend the approval of the Merger Agreement. See also the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers.”
Q.
How do I vote?

A.
If you are a stockholder of record as of the Record Date, you may vote your shares of Company Common Stock on matters presented at the Special Meeting in any of the following ways:

•
visit the website shown on your proxy card to submit your proxy via the Internet prior to the Special Meeting;

•
call the toll-free number for telephone proxy submission shown on your proxy card;

•
complete, sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope; or

•
pre-register and obtain an admission ticket by June 30, 2023 and vote during the Special Meeting; in addition, you will need to obtain a “legal proxy” from the organization holding your shares to vote at the Special meeting. An admission ticket and a valid, government-issued photographic identification are required to enter the Special Meeting.

If you are a beneficial owner of the shares of Company Common Stock as of the Record Date, you will receive instructions from your bank, broker or other nominee that describe the procedures for voting your shares of Company Common Stock at the Special Meeting. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company Common Stock at the

Special Meeting. In order to attend and vote at the Special Meeting, you will need to obtain a “legal proxy” from your bank, broker or other nominee.
The control number located on your proxy card is designed to verify your identity and allows you to vote your shares of Company Common Stock and to confirm that your voting instructions have been properly recorded when submitting a proxy through the Internet or by telephone.
Q.
What is the deadline for voting my shares of Company Common Stock?

A.
If you are a stockholder of record as of the Record Date and choose to vote your shares of Company Common Stock through the Internet or by telephone, your proxy must be received through the Internet or by telephone by 11:59 p.m. Eastern Time on July 13, 2023, the day before the Special Meeting, for your shares of Company Common Stock to be voted at the Special Meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m. Eastern Time on July 13, 2023, the day before the Special Meeting. You may also attend the Special Meeting and vote in person. If you are a beneficial owner, please review the voting instructions provided by your bank, broker or other nominee for information on the deadline for voting your shares.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person to vote your shares of Company Common Stock. This written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company Common Stock is called a “proxy card.”

Q.
If I am a stockholder of record, what happens if I do not vote or submit a proxy card?

A.
If you fail to vote, either in person at the Special Meeting or by proxy, your shares of Company Common Stock will not be voted at the Special Meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, your failure to vote will have (1) the effect of counting as a vote “AGAINST” the Merger Agreement Proposal with respect to the approval thresholds requiring the affirmative vote of (a) the Majority of the Outstanding Shares and (b) the Majority of the Unaffiliated Shares, in each case assuming a quorum is present, and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal.
Q.
If my shares of Company Common Stock are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee vote my shares of Company Common Stock for me?

A.
If your Company Common Stock is held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your Company Common Stock with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote Company Common Stock held in street name by returning a proxy card directly to or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Your broker, bank or other nominee is obligated to provide you with a voting instruction form for you to use.

Your bank, broker or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your bank, broker or other nominee as to how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of Company Common Stock. Under the rules of Nasdaq, a bank, broker or other nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers and all of the matters to be considered at the Special Meeting are “non-routine” for this purpose. When a bank, broker or other nominee refrains from voting your shares on a particular proposal because the bank, broker or other nominee has not received your instructions and has discretionary authority to vote on the “routine” matters to be considered, it is called a “broker non-vote.” Because there are no routine matters to be considered at the Special Meeting, there should not be any broker non-votes.

A failure to provide instructions to your bank, broker or other nominee with respect to any of the proposals will have (1) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval thresholds requiring the affirmative vote of (a) the Majority of the Outstanding Shares and (b) the Majority of the Unaffiliated Shares, assuming a quorum is present, and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal. In such instance, your shares will not be counted towards determining whether a quorum is present.
If you instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting.
Q.
If a stockholder gives a proxy, how are the shares of Company Common Stock voted?

A.
Regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card will vote your shares of Company Common Stock as you instruct. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares of Company Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you are a record holder of Company Common Stock and properly sign your proxy card but do not mark the boxes indicating how your shares of Company Common Stock should be voted on any particular matter, the shares of Company Common Stock represented by your properly signed proxy will be voted as recommended by the Board, which means your shares of Company Common Stock will be voted “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
Q.
Can I change or revoke my vote?

A.
Yes. You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised by:

•
submitting another proxy, including a proxy card, at a later date through any of the methods available to you;

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giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Company’s Corporate Secretary before the Special Meeting begins; or

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attending the Special Meeting in person and voting again in person. In order to attend the Special Meeting in person, you will need to pre-register and obtain an admission ticket by June 30, 2023. An admission ticket and a valid, government-issued photographic identification are required to enter the Special Meeting.

If your shares of Company Common Stock are held in “street name” by your bank, broker or other nominee, please refer to the information forwarded by your bank, broker or other nominee for procedures on revoking your proxy.
Only your last submitted proxy will be considered. Please vote “FOR” each of the proposals, following the instructions in your proxy card or voting instructions form provided by your bank, broker or other nominee, as promptly as possible.
Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you hold shares of Company Common Stock in “street name,” or through more than one bank, broker or other nominee, and also directly as a record holder or otherwise, you may receive more than one proxy or set of voting instructions relating to the Special Meeting. These should each be executed and returned separately in accordance with the instructions provided in this proxy statement to ensure that all of your shares of Company Common Stock are voted.

Q.
What happens if I sell my shares of Company Common Stock before the Special Meeting?

A.
The Record Date for the Special Meeting is earlier than the date of the Special Meeting. If you sell or transfer your shares of Company Common Stock after the Record Date but before the Special Meeting, unless you provide the person to whom you sell or otherwise transfer your shares of Company Common Stock with a proxy, you will retain your right to vote at the Special Meeting. Even if you sell or otherwise transfer your shares of Company Common Stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card).

Unless special arrangements are made between you and the person to whom you sell or otherwise transfer your shares of Company Common Stock and each of you notifies the Company in writing of such special arrangements, you will have transferred the right to receive the Merger Consideration, if the Company Merger is completed, to the person to whom you sell or transfer your shares.
Q.
Am I entitled to rights of appraisal under the DGCL?

A.
If the Company Merger is completed, holders of record or beneficial owners of Company Common Stock who (1) do not vote in favor of the Merger Agreement Proposal (whether by voting against the Merger Agreement Proposal, abstaining or otherwise not voting with respect to the Merger Agreement Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Company Common Stock through the effective date of the Company Merger, (3) properly demand appraisal of their applicable shares, (4) meet certain statutory requirements described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the Company Merger under Section 262 if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these holders of record and beneficial owners may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Company Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the Company Merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Company Merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to persons entitled to appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. The DGCL requirements for perfecting and exercising appraisal rights are described in additional detail in this proxy statement, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. See the section of this proxy statement entitled “Special Factors — Appraisal Rights.”

Q.
Who will solicit and pay the cost of soliciting proxies?

A.
The Company has engaged MacKenzie to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay MacKenzie a fee of $17,500, and to reimburse MacKenzie for reasonable and customary documented expenses in connection with its services. The Company will indemnify MacKenzie and its affiliates against all claims, expenses, losses, damages, liabilities and/or judgments of any kind whatsoever that arise out of or relate to MacKenzie’s services with certain customary exceptions for willful misconduct and breach. The Company also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the shares of Company Common Stock for their expenses in forwarding solicitation materials to beneficial owners of our shares of Company Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies in person, by telephone or by electronic means. They will not be paid any additional amounts for soliciting proxies.

Q.
What do I need to do now?

A.
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents that are referred to in this proxy statement, as they contain important information about, among other things, the Mergers and how they affect you. Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please sign, date and return, as promptly as possible, the enclosed proxy card in the enclosed postage-paid reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card) to ensure that your shares of Company Common Stock are represented and can be voted at the Special Meeting, unless you wish to seek appraisal. If you hold your shares in “street name,” please refer to the instructions provided by your bank, broker or other nominee to see which of the above choices are available to you.

Q.
Should I send in my evidence of ownership now?

A.
No. You should not send in any documents evidencing ownership of shares of Company Common Stock with the proxy card. If the Mergers are consummated, the paying agent will send each holder of record of shares of Company Common Stock as of immediately prior to Company Merger Effective Time a letter of transmittal and instructions that explain how to exchange shares of Class A Common Stock for the Merger Consideration. If you are a beneficial owner of shares of Company Common Stock held in “street name,” you may receive instructions from your bank, broker or other nominee as to what action, if any, you need to take to effect the surrender of your shares. If the Mergers are consummated, each share of Class B Common Stock will automatically be cancelled and cease to exist and no payment shall be made with respect thereto.

Q.
What is householding and how does it affect me?

A.
The Company is sending only one copy of this proxy statement to stockholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a household mailing and you would like to have additional copies of this proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to the Company’s Investor Relations in writing at 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 33401, or call us at (646) 519-2456. You may also contact us in the same manner if you received multiple copies of this proxy statement and would prefer to receive a single copy of future mailings.
Q.
Where can I find the voting results of the Special Meeting?

A.
The Company will publish final voting results from the Special Meeting in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. For more information, please see the section of this proxy statement entitled “Where You Can Find More Information.”

Q.
Who can help answer my other questions?

A.
If you have additional questions about the Mergers, need assistance in submitting your proxy or voting your shares of Company Common Stock, or need additional copies of the proxy statement or the enclosed proxy card, please contact:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
(800) 322-2885 (toll free)
Email: proxy@mackenziepartners.com

SPECIAL FACTORS
This discussion of the Mergers is qualified by reference to the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the entire Merger Agreement carefully because it is the legal document that governs the Mergers.
We are asking our stockholders to vote on the adoption of the Merger Agreement. If the Mergers are completed, certain holders of the shares of Class A Common Stock (as fully described in the Merger Agreement) will have the right to receive the Merger Consideration.
Background of the Mergers
As part of the Company’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board and Company management periodically review, consider and assess the Company’s operations and financial performance, as well as overall industry conditions, as they may affect those strategic goals and plans. This review includes, among other matters, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives. On March 30, 2022, as part of the Company’s ongoing consideration and evaluation of the Company’s long-term strategic goals and plans, the Board met with representatives of Goldman Sachs, who previously had provided financial advisory services to the Company, and members of Company management to discuss, among other things, the Company’s long-term strategic goals and plans.
On May 11, 2022, the Board held a special meeting by videoconference with representatives of Goldman Sachs and members of Company management. During the meeting and among other things, the Board approved a share repurchase program, the initiation of a study of potential financing and other strategic opportunities, and the potential engagement of investment bankers and counsel to assist the Company with these considerations as well as authorized Company management to provide such information necessary to undertake such study.
Following the May 11th Board meeting, in an effort to facilitate the study of potential financing and other strategic opportunities, members of Company management held introductory meetings with certain potential acquirors or investors.
On June 16, 2022, Mr. Adolf and representatives of CD&R had a meeting, during which CD&R expressed an interest in potentially acquiring the Company. Neither CD&R nor Mr. Adolf discussed or made any indication concerning valuation or price or other transaction terms for a potential transaction at this meeting, or concerning post-closing roles or compensation for members of Company management.
On June 30, 2022, the Board held a special meeting by videoconference with representatives of Goldman Sachs and members of Company management in attendance. During the meeting and among other things, representatives of Goldman Sachs reviewed a preliminary analysis of a potential sales process and certain potential interested financial sponsors (including CD&R) that had expressed an interest in wealth management and had the financial capacity to execute on a potential transaction of this size and members of Company management provided an update on their efforts to facilitate the study of potential financing and other strategic opportunities. As a result of the ongoing conversations among the Board and Company management regarding the Company’s performance since its 2018 initial public offering, its valuation and perception with investors and its potential future strategic initiatives, the Board, in consultation with Company management, determined to explore discussions with potential interested parties. The Board determined not to reach out to strategic acquirors at that time because the Company’s unique business model, which emphasizes growth through acquisitions, substantial partner firm autonomy, and sharing economics and ownership with its principals, would likely make it a more challenging transaction for a strategic acquiror, as well as to mitigate potential competitive harm to the Company associated with sharing confidential information with a strategic acquiror too early in the Company’s exploration of potential strategic transactions. The Board authorized management and representatives of Goldman Sachs to engage in preliminary discussions with the potentially interested financial sponsors (including CD&R) to gauge their interest in the Company.
Beginning on June 30, 2022, acting on behalf of the Company and at the direction of the Board, representatives of Goldman Sachs contacted five financial sponsors (including CD&R) in order to set up introductory meetings between the Company and each financial sponsor and solicit potential interest in an acquisition of the Company.
Throughout July and August 2022, senior members of Company management held a series of separate introductory meetings with representatives of CD&R and four other financial sponsor firms, Party A, Party B, Party C, and Party D, regarding a potential sale transaction. Party A and Party B expressed some interest in the opportunity to acquire the Company but did not indicate whether they planned to further pursue a strategic transaction with the Company. Party C provided feedback that it was supportive of the Company’s business and would be interested in supporting a strategic transaction involving the Company as a co-investor with another potential acquirer, but could not lead a transaction. Party D indicated that it would consider an evaluation of the Company internally and would revert if interested. Goldman Sachs did not hear back from Party D regarding a potential interest in pursuing a potential acquisition of the Company despite multiple outreaches.
On July 13, 2022, CD&R entered into a confidentiality agreement with the Company concerning discussions about a possible transaction involving the Company and CD&R or its affiliates. Such confidentiality agreement did not contain a “standstill” provision and did not otherwise prohibit CD&R from making any public proposal to acquire the Company without the Company’s prior authorization.
On August 11, 2022, a representative of CD&R communicated to representatives of Goldman Sachs an oral non-binding offer to acquire all of the outstanding common stock of the Company and all of the Focus LLC equity interests not held by the Company at a price per share (or equity interest, as applicable) in cash in the range of mid to high $40s. This information was shared with certain members of Company management, and Company management communicated the information to several members of the Board and it was the consensus of Company management that the Company was not interested in a potential sale transaction at that price per share. Company management directed Goldman Sachs to provide such response to CD&R.
On September 14, 2022, CD&R submitted a written non-binding offer to acquire all of the outstanding common stock of the Company and all of the Focus LLC equity interests for $50.00 per share (or equity interest, as applicable) in cash. CD&R’s proposal indicated that it assumed the full acceleration and satisfaction of the obligations under the Tax Receivable Agreements, which the proposal stated would be approximately $216.8 million (which was the amount of the Tax Receivable Agreements obligations reflected in the Company’s publicly available second quarter 2022 financial statements, which amount reflects only expected future payments in respect of prior exchanges of Focus LLC Units and not the actual TRA Payoff Amount). CD&R’s proposal also contemplated that it expected to fund the acquisition through a combination of equity and debt financing and it was subject to the completion of CD&R’s due diligence and the negotiation of definitive transaction documents. The CD&R offer letter did not address any participation by Stone Point in the transaction. Company management communicated with certain members of the Board about CD&R’s September 14 offer and the consensus was that the offer was not sufficiently compelling.
On September 21, 2022, the Board held a regularly scheduled meeting with Board members attending either in person or by videoconference and with representatives of Goldman Sachs, representatives of Vinson & Elkins LLP, outside legal advisor to the Company (“V&E”), and members of Company management in attendance. A representative of V&E provided the Board with an overview of process, governance and fiduciary duties in connection with a potential sale transaction and other strategic alternatives. Representatives of Goldman Sachs reviewed feedback received from Party A, Party B, Party C, and Party D including, among other things, that Parties A and B had declined to put forth a proposal despite being encouraged to do so, with Party A citing certain desired changes to the Company’s business model and challenges it saw in the Company implementing those changes and Party B citing the challenging financing environment, Party C providing feedback that it was supportive of the Company’s business and would be interested in supporting a strategic transaction involving the Company as a co-investor with another potential acquirer, but could not lead a transaction and Party D showing no interest in pursuing a potential transaction and was unresponsive to multiple outreaches. Representatives of Goldman Sachs then provided the Board with an overview of potential next steps. Following discussion at the meeting, the Board authorized Company management to permit CD&R and its representatives to conduct additional due diligence on the Company, despite finding CD&R’s September 14 offer to be not sufficiently compelling, with the goal of providing such access being to get CD&R to increase its proposal.

On September 30, 2022, the Company provided CD&R and its representatives with access to a virtual data room to review additional non-public due diligence information, including Company management’s September 27, 2022 long-term financial projections (the “September 27 Forecasts”).
On October 6, 2022, members of Company management and representatives of CD&R held a full-day, in-person meeting to discuss the Company’s business.
From October 17, 2022 through October 20, 2022, members of Company management and representatives of CD&R held additional due diligence meetings in-person and by videoconference.
On October 31, 2022, Goldman Sachs provided a customary relationships disclosure memorandum to the Company.
Following receipt of CD&R’s September 14 offer and its reference to an expected TRA Payoff Amount, the Board, in consultation with V&E, recognized that a key issue in any strategic transaction involving a change of control of the Company would be the Company’s payment obligations under its existing Tax Receivable Agreements and that both management members of the Board as well as Stone Point would receive significant payments (relative to other members of the Board) upon a change of control of the Company (to which other stockholders of the Company were not entitled) under the terms of the Tax Receivable Agreements. For this reason, the Board believed that it was appropriate to establish a Special Committee. Members of Company management and V&E had separate conversations with each member of the Board regarding the formation of a Special Committee in light of the foregoing.
On November 1, 2022, in response to the Board’s recent discussions and that certain directors of the Company may be deemed to have material interests in a potential take private transaction with CD&R that were different from, or in addition to, the interests of the public holders of Class A Common Stock, the Board adopted resolutions, by unanimous written consent, which, among other things: (i) formed the Special Committee, comprised of George S. LeMieux, Elizabeth Neuhoff, Greg S. Morganroth, and Joseph Feliciani, Jr., who are independent directors with no material interest in any potential acquisition of all of the outstanding shares of Company Common Stock (including all of the equity of Focus LLC) with CD&R in a cash merger transaction (a “Potential Transaction”), and (ii) provided the Special Committee with the authority to review, evaluate and negotiate the terms and conditions of any Potential Transaction or any alternative thereto and to recommend to the full Board what action, if any, should be taken by the Board with respect to the Potential Transaction or any alternative thereto. The Board resolutions provided that the Board would not approve a Potential Transaction or any alternative thereto, or recommend a Potential Transaction or any alternative thereto, for approval by the Company’s stockholders, without a prior favorable recommendation of the Potential Transaction or any such alternative by the Special Committee. The Board resolutions further provided that the Special Committee had the authority to select and engage its own advisors.
On November 7, 2022, Mr. LeMieux, in his capacity as Chairman of the Special Committee, interviewed three law firms, including representatives of Potter Anderson & Corroon LLP (“Potter Anderson”), to serve as the independent legal advisor to the Special Committee. Following the interviews and after consultation with the members of the Special Committee, the Special Committee determined to engage Potter Anderson to serve as its independent legal advisor in connection with its evaluation of a Potential Transaction or any alternatives thereto. After confirming that Potter Anderson had no relationships that would impair its ability to serve as the Special Committee’s independent legal advisor, an engagement letter with Potter Anderson was executed on November 9, 2022.
On November 9, 2022, a representative of CD&R contacted a representative of Goldman Sachs to discuss CD&R’s interest in a Potential Transaction, during which CD&R orally communicated that it had lowered its proposed offer price from $50.00 per share to $45.00 per share. Representatives of CD&R explained their rationale for such reduction in offer price, including, among other things, the results of CD&R’s due diligence and its views on the Company’s recent financial performance and near-term growth prospects, recent challenges in the financial and debt financing markets, and the actual costs that would be due under the Tax Receivable Agreements as a result of engaging in a Potential Transaction as compared to CD&R’s estimate in its September 14th proposal. A representative of CD&R also said that CD&R had an interest in the possibility of Stone Point potentially participating in a Potential Transaction but that this was not a prerequisite for

CD&R’s engagement. Having Stone Point be a part of the goforward capital structure could allow the Company’s debt to be portable under the Existing Credit Documents, thereby potentially permitting CD&R to submit a higher price per share offer because CD&R would not need to incur cost and expense associated with obtaining new debt financing while at the same time taking advantage of favorable terms under the Existing Credit Documents relative to then-current market terms.
Also on November 9, 2022, a representative of Goldman Sachs contacted a representative of Stone Point to gauge Stone Point’s interest in the possibility of Stone Point rolling over some or all of its equity interests in the Company or making an additional equity investment in a Potential Transaction and to inform Stone Point that Stone Point should inform the Special Committee if it were open to exploring the possibility of so participating.
Later on November 9, 2022, Mr. LeMieux received a call from Fayez Muhtadie, Board member and a Managing Director of Stone Point, during which Mr. Muhtadie said that, in the event the Company were to pursue a transaction with a third-party acquiror, Stone Point would be open to exploring the possibility of rolling over some or all of its equity interests in the Company or making an equity investment in the Company in any such third-party transaction, subject to completion of due diligence review of any such transaction, review, negotiation and finalization of definitive agreements for any such transaction, negotiation and finalization of the governance terms with respect to the operations of the Company as a private company and receipt of necessary internal and other organizational approvals. In connection with such potential exploration, Mr. Muhtadie requested access, on behalf of Stone Point, to the Company’s virtual data room. Mr. LeMieux told Mr. Muhtadie that he would discuss the request with the Special Committee and revert with a response.
On November 10, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Goldman Sachs in attendance. Representatives of Goldman Sachs reported on their meeting with CD&R and CD&R’s revised proposal. Following Goldman Sachs’ departure from the meeting, representatives of Potter Anderson reviewed with the Special Committee its mandate from the Board and conducted an independence and disinterestedness review of each of the Special Committee members, including with respect to the TRA Payoff Amounts that would become payable to each of the members of the Special Committee in a Potential Transaction. After such review and confirmation that any TRA Payoff Amount that would become payable in a Potential Transaction to a member of the Special Committee was not material to such member of the Special Committee, the Special Committee confirmed that each of its members was independent and disinterested for purposes of the Special Committee’s evaluation of a Potential Transaction. The representatives of Potter Anderson further discussed the role of Goldman Sachs in the Special Committee’s process and Goldman Sachs’ relationships with participants in a Potential Transaction, including the Company, that could be relevant to the Special Committee’s assessment of Goldman Sachs’ ability to serve as a financial advisor to the Special Committee in a Potential Transaction. The Special Committee considered the benefits of engaging Goldman Sachs as its financial advisor, including Goldman Sachs’ qualifications, experience and expertise, its knowledge of the Company and its business generally, its familiarity with the Company’s process to date, and its industry expertise. The Special Committee also took into consideration, among other things, Goldman Sachs’ prior financial advisory services for the Company and the impact of such prior services on Goldman Sachs’ ability to serve as the Special Committee’s independent financial advisor. After discussion, the Special Committee determined (i) to proceed with engaging Goldman Sachs as an independent financial advisor to the Special Committee, which such engagement would include Goldman Sachs assisting the Special Committee with running a sales process for a potential acquisition of the Company, and (ii) at the appropriate time, to engage a second, independent financial advisor to provide additional views on valuation of the Company to the Special Committee and to mitigate any potential or perceived conflicts of interest of Goldman Sachs’ based on its prior relationship with the Company. The Special Committee and representatives of Potter Anderson also reviewed the potential roll over by Stone Point of some or all of its equity interests in the Company or potential equity investment by Stone Point in the Company in a Potential Transaction, including Stone Point’s request to access the virtual data room.
Also at the November 10, 2022 meeting, the Special Committee and representatives of Potter Anderson discussed the Company’s potential plan to refinance a portion of the Company’s debt maturing in 2024. Such refinancing was in the ordinary course of business and unrelated to any potential third-party acquisition transaction involving the Company and was an opportunistic refinancing in light of favorable market conditions. The Special Committee discussed such refinancing because of Stone Point affiliates’ potential involvement in structuring and syndicating such refinancing consistent with their involvement in prior financing transactions for the Company and for which such affiliates would receive customary fees. It was the consensus of the Special Committee that there were no issues with Stone Point’s involvement in the refinancing in this manner.
Following the meeting, Stone Point was granted access to the Company’s virtual data room at which time Stone Point was provided access to the September 27 Forecasts.
In addition, following the meeting, Potter Anderson, on the Special Committee’s behalf, engaged in negotiations with representatives of Goldman Sachs regarding their form of engagement letter. An engagement letter for Goldman Sachs to serve as a financial advisor to the Special Committee was later executed on November 16, 2022. As part of engaging Goldman Sachs as a financial advisor to the Special Committee, the Special Committee considered that Goldman Sachs had also started working, even though it had not yet been formally engaged, as a financial advisor to (i) the Company and (ii) a management company of the Company’s partner firm in connection with the exploration of a potential sale of such partner firm and its management company. The Special Committee did not believe that this additional role would present a material conflict of interest for Goldman Sachs in serving as a financial advisor to the Special Committee in connection with its evaluation of a Potential Transaction.
Also, during the process, the Special Committee members, in their capacity as such, considered whether the sales process for such partner firm would impact the Special Committee’s consideration of a Potential Transaction, and the Special Committee was of the view that it would not. The Special Committee members, in their capacity as members of the Board, also considered whether the Special Committee’s consideration of a Potential Transaction would impact the Company’s sales process for such partner firm, and they were of the view that it would not.
Also on November 10, 2022, the Board held a regularly scheduled meeting by videoconference with members of Company management and representatives of each of V&E, Goldman Sachs and Potter Anderson in attendance. At the direction of the Special Committee, representatives of Goldman Sachs provided the Board with an update on the revised proposal received from CD&R and the Board discussed the revised proposal. The Board and the legal advisors present discussed the authority provided to the Special Committee by the full Board. After discussion at the meeting, the Board resolved, among other things, to clarify that the Special Committee would have the explicit power and authority to determine whether a Potential Transaction or any alternative thereto negotiated by the Special Committee is fair to, and in the best interests of, the Company and its stockholders or any subset of the stockholders of the Company that the Special Committee determined to be appropriate.
On November 14, 2022, Mr. LeMieux received a call from Mr. Muhtadie, during which Mr. Muhtadie requested the Special Committee’s permission for Stone Point to speak with Party C, an investor in the investment funds managed by Stone Point, to understand Party C’s perspectives on the Company and whether Party C was interested in serving as a potential equity participant in a third party’s potential acquisition transaction involving the Company. After consultation with the representatives of Potter Anderson, Mr. LeMieux later told Mr. Muhtadie that such communications would be premature in light of the status of the discussions regarding a potential acquisition transaction and did not grant permission for Stone Point to engage in such discussions with Party C.
During the week of November 14, 2022, a representative of CD&R contacted a representative of Goldman Sachs to discuss the status of the Special Committee’s review of CD&R’s revised proposal. The representative of Goldman Sachs conveyed that the Special Committee was evaluating CD&R’s offer and would respond in due course. Such representative also noted that the Company was in the process of seeking to refinance a portion of its debt with a maturity date of 2024.
On November 16, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Goldman Sachs in attendance. Representatives of Goldman Sachs reported on (i) their communications with CD&R, (ii) the current status of communications with other potential bidders, including that Goldman Sachs had not recently heard from any of the parties that Goldman Sachs had previously contacted on behalf of the Company. The representatives of Goldman Sachs and the Special

Committee also discussed Company management’s November 15, 2022 long-term financial projections, including certain prospective tax amortization benefits projections, which had not previously been presented by management to or reviewed or adopted by the Special Committee or the Board (the “November 15 Forecasts”). The November 15 Forecasts differed from the September 27 Forecasts in the following ways: the November 15 Forecasts were updated to incorporate the Company’s third quarter 2022 results reported on November 3, 2022, updated views on the market and future performance, visibility on near-term mergers and acquisitions pipeline and consideration expected therewith, revised long-term capital deployment for mergers and acquisitions, and estimated timing and costs associated with the Company’s debt refinancing process. The Special Committee and its advisors also discussed Mr. LeMieux’s communication with Mr. Muhtadie on November 14, 2022 and the message relayed to Mr. Muhtadie. Following the representatives of Goldman Sachs’ departure from the meeting, the Special Committee and the representatives of Potter Anderson discussed potential financial advisor candidates to serve as the second financial advisor to the Special Committee and identified three potential financial advisors to interview. The Special Committee authorized the representatives of Potter Anderson to conduct a preliminary, confidential outreach to each of the potential financial advisors identified for purposes of expediting the interview process if the Special Committee determined to move forward with engaging a second financial advisor.
On November 21, 2022, representatives of CD&R contacted representatives of Goldman Sachs to discuss the timing for a Special Committee response to its November 10th proposal.
During the week of November 21, 2022, representatives of each of Goldman Sachs and Stone Point discussed the due diligence information Stone Point would request in connection with exploring the possibility of rolling over some or all of its equity interests in the Company or making an equity investment in the Company in a third party’s potential acquisition of the Company.
On November 23, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Goldman Sachs in attendance. Representatives of Goldman Sachs reported on Goldman Sachs’ recent communications with CD&R and Stone Point and also reviewed certain other potential financial sponsors who may be interested in acquiring the Company and the likelihood that a strategic acquiror would be interested in acquiring the Company. Representatives of Goldman Sachs then reviewed with the Special Committee Goldman Sachs’ preliminary financial analyses of the Company. The Special Committee and representatives of Goldman Sachs also discussed the November 15 Forecasts. The Special Committee and its advisors also discussed the potential benefits and considerations of the Company engaging in a Potential Transaction at this time. After discussion at the meeting, the Special Committee authorized representatives of Goldman Sachs to inform CD&R that the Special Committee rejected the $45.00 price per share offer and would be willing to consider a Potential Transaction at a materially higher price per share. In addition, the Special Committee authorized representatives of Goldman Sachs to inform CD&R that the Special Committee believed that the recent refinancing of a portion of the Company’s debt maturing 2024, which was unrelated to the Potential Transaction, could permit CD&R to submit a higher price per share offer in the event that Stone Point were to roll over some or all of its equity interests in the Company or make a potential equity investment in the Company because having Stone Point be a part of the go-forward capital structure could allow the Company’s debt to be portable under the Existing Credit Documents.
Later on November 23, 2022, representatives of Goldman Sachs delivered the Special Committee’s message to CD&R.
On November 25, 2022, representatives of CD&R and Stone Point met to discuss their perspectives on registered investment advisors and the wealth management segment of the financial services industry, including the Company.
Early during the week of November 28, 2022, a representative of CD&R contacted a representative of Goldman Sachs to discuss the timing of a potential response from CD&R to the Special Committee. The representatives of CD&R said that, as a result of the Company’s refinancing of a portion of its debt maturing in 2024, CD&R anticipated that it could be in a position to provide an additional revised proposal to the Special Committee by the end of the week.
On November 28, 2022, the Company closed on its credit refinance and term loan raise, raising a new $240 million term loan to the Company’s existing first lien term loan, with a maturity date of November 2027, and $1,760 million in the aggregate of replacement term loans and replacement term loan commitments under the Company’s existing first lien term loan, with a maturity date of June 2028. The Company also amended its revolver to extend the maturity date to November 2027.
On November 29, 2022, Company management provided to CD&R and Stone Point representatives via the data room an updated set of Company management’s long-term financial projections for the Company, which were prepared as of November 28, 2022. These projections included two scenarios, the first of which assumed a more substantial amount of mergers and acquisitions activity with a target net leverage ratio of approximately 4.25x in the projection years. However, Company management determined that operating as a public company with a net leverage ratio of approximately 4.25x in the long term would not be in the best interests of the Company and its stockholders, and that the embedded assumptions regarding mergers and acquisitions activity would be difficult to execute. The second scenario assumed a lesser amount of mergers and acquisitions activity with target acquisition consideration of approximately $1.5 billion annually in the outer projection years, ultimately yielding a net leverage ratio of less than 4.25x (we refer to the projections reflecting the latter scenario as the “November 28 Forecasts”), which Company management determined was more appropriate in operating as a public company. The Company also provided updated prospective tax amortization benefit projections, which were prepared on November 28, 2022 (the “Tax Amortization Projections”). The November 28 Forecasts and the Tax Amortization Projections differed from the November 15 Forecasts in the following ways: the November 15 Forecasts were updated to include market movements and expected future performance, impact of the Company’s debt refinancing process completed November 28, 2022, and visibility on near-term mergers and acquisitions pipeline.
Also on November 29, 2022, representatives of Potter Anderson and an outside legal advisor for Stone Point conferred regarding a recent request from CD&R to Stone Point to discuss a Potential Transaction. Stone Point’s outside legal advisor conveyed its understanding that such a meeting would provide information that would help CD&R evaluate its ability to provide an improved offer for the Company and its stockholders and requested, on behalf of Stone Point, the Special Committee’s permission for Stone Point to speak with CD&R to better understand its perspective on the Company and a Potential Transaction. Such approval was granted by Mr. LeMieux, in his capacity as Chairman of the Special Committee, prior to those discussions occurring.
Also during the week of November 28, 2022, at the direction of the Special Committee, representatives of each of Goldman Sachs and Stone Point held a discussion regarding a Potential Transaction, Stone Point’s communications with CD&R and Stone Point’s due diligence progress in connection with exploring a potential rollover of its equity interests in the Company or potential equity investment in the Company in a third party’s potential acquisition of the Company.
On November 30, 2022, the Special Committee held a meeting by videoconference with the representatives of each of Potter Anderson and Goldman Sachs in attendance. Representatives of Goldman Sachs reported on their meetings with CD&R and Stone Point, and the representatives of Potter Anderson reported on their meeting with Stone Point’s outside legal advisor. The Special Committee and its advisors discussed certain terms relevant to a Potential Transaction, including whether to grant CD&R exclusivity, if requested, and the advisability of seeking a go-shop provision in the definitive transaction agreements for a Potential Transaction. The Special Committee and the representatives of Goldman Sachs further discussed the universe of potential financial sponsor bidders for the Company, including those financial sponsors that Goldman Sachs had previously contacted and other financial sponsors that had not yet been contacted but might have an interest in an acquisition of the Company. The representatives of Goldman Sachs reported that they had not seen meaningful engagement by the potential bidders previously contacted (other than CD&R) but, if the Special Committee determined it was appropriate to enter into exclusive negotiations with CD&R, Goldman Sachs could conduct an additional canvas in advance of the execution of such exclusivity agreement to determine whether there was any additional interest in a potential acquisition of the Company.
Also on November 30, 2022, representatives of CD&R and Stone Point held a preliminary discussion regarding CD&R’s due diligence review of the Company.
On December 1, 2022, a representative of CD&R called a representative of Goldman Sachs to communicate CD&R’s further revised proposal. In the course of that conversation, the representative of CD&R informed the representative of Goldman Sachs that CD&R had increased its proposed offer price to

$47.50 in cash per share. The representative of CD&R also conveyed to the representative of Goldman Sachs CD&R’s views on financing and timing for a Potential Transaction. Following this discussion, CD&R delivered a written proposal documenting the foregoing, which was accompanied by a draft exclusivity agreement providing for a period of exclusivity through December 25, 2022, with customary extension provisions.
On December 2, 2022, the Special Committee held a meeting by videoconference with the representatives of each of Potter Anderson and Goldman Sachs in attendance. The Special Committee discussed its initial views of CD&R’s revised offer price, including that it was not at a value that the Special Committee would consider to be constructive for further negotiations. The representatives of Goldman Sachs discussed their recent communications with CD&R and discussed Goldman Sachs’ preliminary financial analysis of the Company, which had been previously presented to the Special Committee on November 23, 2022, and CD&R’s revised proposal. After discussion at the meeting, the Special Committee authorized representatives of Goldman Sachs to inform CD&R that the Special Committee was not interested in pursuing a Potential Transaction at a price per share of $47.50 and that the Special Committee was not willing to engage in further discussions at that time at this price.
Later on December 2, 2022, representatives of each of Goldman Sachs and CD&R held a telephonic meeting, and Goldman Sachs conveyed the Special Committee’s response to CD&R’s further revised proposal.
On December 5, 2022, representatives of CD&R presented to representatives of Stone Point preliminary observations and diligence findings on the Company’s business.
Also on December 5, 2022, at the request of a financial sponsor, Party E, Mr. Adolf held a meeting with representatives of Party E. During this meeting, Mr. Adolf and representatives of Party E discussed, among other things, Party E’s preliminary interest in evaluating a strategic transaction with the Company. Mr. Adolf requested that Party E speak with the representatives of Goldman Sachs to further discuss a potential transaction with the Company.
On December 6, 2022, Messrs. LeMieux and Muhtadie met to discuss Stone Point’s preliminary perspectives on CD&R’s further revised proposal. During this meeting, Mr. Muhtadie offered his views on such proposal from Stone Point’s perspective as a stockholder of the Company, as well as from the perspective of an experienced financial sponsor.
Shortly after the December 5 call, Mr. Adolf informed Mr. LeMieux of the interest of Party E in potentially evaluating an acquisition of the Company and discussed his views on CD&R’s further revised proposal.
Later during the week of December 5, 2022, pursuant to Mr. Adolf’s instruction, representatives of Party E contacted representatives of Goldman Sachs to discuss Party E’s preliminary interest in evaluating a potential acquisition of the Company. Party E indicated that it would contact the representatives of Stone Point to further discuss a potential acquisition of the Company and gauge whether Stone Point had any interest in potentially exploring a potential rollover of some or all of its equity interests in the Company or potential equity investment in the Company in an acquisition of the Company by Party E. Representatives of Party E then contacted representatives of Stone Point to discuss these matters, and representatives of Stone Point said that Stone Point remained open to exploring the possibility of a potential rollover or investment in an acquisition transaction involving the Company by Party E or any other third-party acquirors.
On December 7, 2022, the Special Committee held a meeting by videoconference with representatives of Potter Anderson in attendance. Mr. LeMieux reported on his recent communications with each of Mr. Muhtadie and Mr. Adolf. Mr. LeMieux also reported that he had conveyed to representatives of Goldman Sachs that the Special Committee would be interested in engaging in additional discussion with CD&R regarding a Potential Transaction if CD&R meaningfully improved its prior proposal but was otherwise not planning to engage with CD&R further based on CD&R’s December 1st proposal. The Special Committee and representatives of Potter Anderson discussed (i) Party E’s interest in a potential acquisition of the Company, and (ii) certain process and procedural matters if the Special Committee determined to reengage in its evaluation of a potential sale of the Company.

On December 10, 2022, a representative of CD&R contacted a representative of Goldman Sachs to further discuss CD&R’s interest in a potential acquisition of the Company, during which the representative of CD&R conveyed that CD&R would be interested in submitting a further revised proposal for a Potential Transaction. Representatives of CD&R discussed CD&R’s views on valuation for a Potential Transaction, including that, if CD&R determined to submit a higher price per share offer, it would not have much room above such revised offer to further increase its offer price. Later that same day, CD&R delivered a written copy of a further revised proposal with an offer price of $50.00 per share in cash. Such proposal also included a list of CD&R’s outstanding due diligence items, an expected timetable for executing a definitive transaction agreement and a request for exclusivity between CD&R and the Company that would run through at least January 6, 2023.
On December 12, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Goldman Sachs in attendance. With only the Special Committee and the representatives of Potter Anderson in attendance, the Special Committee and the representatives of Potter Anderson discussed CD&R’s further revised proposal and the terms therein, and the Special Committee determined that CD&R’s latest proposal represented a constructive basis to proceed with negotiation of a Potential Transaction. The Special Committee and the representatives of Potter Anderson also discussed certain process matters, including the process for engaging a second financial advisor to advise the Special Committee, and certain strategy and tactics for the Special Committee’s evaluation of a Potential Transaction. Representatives of Goldman Sachs then joined the meeting and provided an overview of their recent communications with CD&R and of the terms set forth in CD&R’s further revised proposal that was delivered on December 10, 2022. The Special Committee and representatives of Goldman Sachs discussed potential responses to CD&R, and representatives of Goldman Sachs answered questions from the Special Committee on CD&R’s proposal. The representatives of Goldman Sachs also reviewed Goldman Sachs’ outreach to other potential acquirors earlier that year, discussed its recent communications with Party E and noted that Party E had not engaged further with Goldman Sachs since its initial communication during the prior week. Representatives of Goldman Sachs also discussed certain potential buyers for the Company, including noting that the Company’s unique business model would likely make it a more challenging transaction for a strategic acquiror, and noted that CD&R had recently announced a renewed effort to source and evaluate investments in the financial services sector and had separately highlighted to Goldman Sachs a keen interest in the wealth management space.
Early during the week of December 12, 2022, representatives of each of Goldman Sachs and Stone Point held a discussion regarding CD&R’s proposal for keeping the Company’s existing debt capital structure in place in a Potential Transaction as contemplated by CD&R’s December 1st proposal and the feasibility of such proposal.
On December 14, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Goldman Sachs and members of Company management in attendance. With only the Special Committee and representatives of each of Goldman Sachs and Potter Anderson in attendance, representatives of Goldman Sachs discussed their recent communication with Stone Point. Representatives of Goldman Sachs also reviewed, among other things, (a) certain potential buyers for the Company and (b) certain of the Company’s business initiatives. Representatives of Goldman Sachs also reviewed Goldman Sachs’ earlier outreach to certain potentially interested purchasers of the Company and Goldman Sachs’ preliminary financial analyses of the Company. With the Special Committee, members of Company management and the representatives of each of Goldman Sachs and Potter Anderson in attendance, Company management provided an overview of the November 28 Forecasts and the Tax Amortization Projections, including an overview of the material assumptions embedded therein and certain adjustments thereto from the November 15 Forecasts. Company management also (i) provided its views on the benefits and considerations of engaging in a Potential Transaction at that time, (ii) discussed Mr. Adolf’s conversation with Party E on December 5, 2022, and (iii) reviewed certain business initiatives. After discussion, the consensus of the Special Committee was that it was comfortable with the November 28 Forecasts and that it was appropriate to rely on such forecasts for purposes of evaluating a Potential Transaction. Following Company management’s departure from the meeting, the Special Committee and its advisors discussed certain illustrative responses to CD&R and certain strategy, tactics and considerations in respect therewith.
Later on December 14, 2022, a representative of CD&R contacted a representative of Goldman Sachs regarding, among other things, the timing for a response from the Special Committee. The representatives of

Goldman Sachs indicated that the Special Committee was evaluating CD&R’s latest proposal and would respond when prepared to do so.
On December 16, 2022, the Special Committee held a meeting by videoconference with representatives of Potter Anderson in attendance to interview Jefferies to potentially serve as the Special Committee’s second financial advisor. Prior to interviewing Jefferies, the Special Committee and the representatives of Potter Anderson discussed certain process and procedural matters relating to the Special Committee’s evaluation of a Potential Transaction, including (i) further evaluating the earlier outreach conducted by Goldman Sachs and determining whether additional outreach would be appropriate and (ii) evaluating the advisability of responding to CD&R’s December 10th proposal. Following this discussion, representatives of Jefferies joined the meeting, the Special Committee interviewed Jefferies, and the Special Committee received Jefferies’ observations on, among other things, a Potential Transaction and the Company.
On December 17, 2022, the Special Committee held a meeting by videoconference with representatives of Potter Anderson in attendance. During this meeting, the Special Committee interviewed two additional financial advisor candidates to potentially serve as the Special Committee’s second financial advisor. Following the departure of these two financial advisors from the meeting, the Special Committee evaluated all of the financial advisors interviewed.
Following the meeting on December 17, 2022 and based upon the evaluation at its earlier meeting, the Special Committee determined to engage Jefferies to serve as its second financial advisor in connection with its evaluation of a Potential Transaction, based upon, among other things, Jefferies qualifications, experience and expertise, including with respect to, among other things, advising special committees of boards of directors, rendering fairness opinions, and advising on transactions in the wealth management sector. The Special Committee’s determination to engage Jefferies was subject to (i) receipt of Jefferies’ relationships disclosure memorandum and the Special Committee’s satisfaction with the independence of Jefferies and (ii) the negotiation of a mutually acceptable engagement letter, including any fees and additional terms set forth therein. Jefferies provided a customary relationships disclosure memorandum to the Special Committee on December 21, 2022, which the Special Committee viewed upon receipt to confirm that Jefferies had no material relationships that would disqualify Jefferies from serving as an independent financial advisor to the Special Committee. An engagement letter for Jefferies to serve as a financial advisor to the Special Committee was executed on December 30, 2022.
On December 18, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Goldman Sachs in attendance. Representatives of Goldman Sachs reviewed their recent communications with CD&R, including that CD&R was open to considering a go-shop in the definitive transaction documentation for a Potential Transaction, and noted for the Special Committee that Goldman Sachs had not received any updates from other potential buyers for the Company. Representatives of Goldman Sachs also reviewed its preliminary financial analyses of the Company based on the November 28 Forecasts and the Tax Amortization Projections. The Special Committee and the representatives of Goldman Sachs and Potter Anderson discussed potential responses to CD&R and certain of the Company’s business initiatives. Following Goldman Sachs’ departure from the meeting, the Special Committee and representatives of Potter Anderson discussed that the Special Committee believed that it was not yet in a position to respond to CD&R and reviewed certain outstanding matters that the Special Committee desired to accomplish, or seek clarity on, before responding to CD&R’s December 10th proposal, including receiving further information regarding the extent of the discussions held by Goldman Sachs with potential acquirors during the prior outreach and meeting with Company management to discuss alternatives to the Potential Transaction, including maintaining the status quo as a standalone company. However, the Special Committee authorized Goldman Sachs to inform CD&R at this time that the Special Committee (i) had no objection to CD&R completing the remainder of its due diligence, (ii) was not yet in a position to deliver a counterproposal to CD&R’s December 10th proposal as it was in the process of engaging a second financial advisor and desired to hear from such financial advisor on its perspectives on valuation of the Company before responding to CD&R, and (iii) was willing to meet with a representative of CD&R to discuss CD&R’s views on the Company and a Potential Transaction.
On December 19, 2022, representatives of Goldman Sachs conveyed the Special Committee’s message to CD&R.

On December 20, 2022, members of the Special Committee and representatives of Potter Anderson held an informational meeting with a representative of CD&R. During the discussion, the representative of CD&R provided CD&R’s perspective on a Potential Transaction and views on the Company. The Special Committee conveyed that it was seriously evaluating CD&R’s proposal, that it had determined to engage a second financial advisor and that it would respond to CD&R once it had an opportunity to complete its evaluation.
On December 21, 2022, representatives of Potter Anderson met with representatives of Kirkland & Ellis LLP (“Kirkland”), CD&R’s outside legal advisor, to discuss certain initial process matters relating to a Potential Transaction.
On December 22, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors and members of Company management in attendance. Company management and representatives of each of the Special Committee Financial Advisors discussed, among other things, certain of the Company’s business initiatives that could be pursued as a standalone company as an alternative to a Potential Transaction. Following the Special Committee Financial Advisors’ and Company management’s departure from the meeting, the Special Committee and representatives of Potter Anderson discussed these business initiatives and CD&R’s planned business strategy for the Company following the closing of a Potential Transaction. Representatives of Potter Anderson also reported on their recent communications with Kirkland.
On December 28, 2022, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. Prior to the meeting, the Special Committee requested that the Special Committee Financial Advisors develop a strategy for an additional outreach regarding a potential acquisition of the Company and identify potential third-party bidders for such an outreach. Consistent with the Special Committee’s request, the representatives of the Special Committee Financial Advisors discussed a potential additional outreach to potential bidders for an acquisition of the Company and reviewed a list of potential bidders to contact, which the Special Committee Financial Advisors had identified based upon, among other things, the likelihood that such potential acquirors had the requisite resources and interest to consummate a transaction involving the Company. Representatives of Goldman Sachs also reviewed their prior discussions with Party A, Party B, Party C, Party D, and Party E regarding a potential acquisition of the Company. The potential list of parties to contact included certain parties that Goldman Sachs had previously contacted as well as new financial sponsor and strategic acquirors. After discussion at the meeting, the Special Committee authorized the Special Committee Financial Advisors to contact six financial sponsors, Party A, Party B, Party E, Party F, Party G and Party H, and one strategic acquiror, Party I, regarding a potential acquisition of the Company. Following Goldman Sachs’ departure from the meeting, representatives of Jefferies provided an update on Jefferies’ due diligence and the Special Committee discussed with Jefferies certain matters relating to the TRA Payoff Amount and the portability of the Company’s debt under the Existing Credit Documents in a Potential Transaction. The Special Committee and the representatives of each of Jefferies and Potter Anderson also discussed whether to contact an additional financial sponsor, Party D, that Goldman Sachs had previously contacted but had not expressed follow-up interest in pursuing an acquisition of the Company. After discussion, the Special Committee also authorized the Special Committee Financial Advisors to contact Party D regarding its potential interest in a potential acquisition of the Company. The Special Committee determined not to contact Party C because it had previously informed the representatives of Goldman Sachs that it could not lead a transaction.
Following the Special Committee’s meeting on December 28, 2022, representatives of the Special Committee Financial Advisors conducted outreach to Party A, Party B, Party D, Party E, Party F, Party G, Party H, and Party I. During this initial outreach, the Special Committee Financial Advisors explained to each party that there might be a path to keeping the Company’s existing debt in place under the Existing Credit Documents in connection with an acquisition of the Company but that the party should review the Existing Credit Documents to form their own view on the portability of the Company’s existing debt. Party A, Party E, Party F, Party G and Party I subsequently executed confidentiality agreements with the Company, which contained customary “standstill” provisions relating to a potential bidder’s consideration of a transaction of this type and size but permitted each party to make a confidential proposal directly to the Company and terminated upon the announcement of the Mergers. Despite multiple outreaches by the Special Committee Financial Advisors to Party H, Party H did not respond to such outreach. Following an outreach by the Special Committee Financial Advisors to Party D, Party D indicated that it would consider an evaluation of the Company internally but that it had concerns relating to the Company’s business. The Special Committee Financial Advisors did not hear back from Party D regarding potential interest in pursuing a potential acquisition of the Company.
On December 30, 2022, a representative of CD&R contacted a representative of Goldman Sachs to discuss the timing for a Special Committee counterproposal.
From January 3, 2023 through January 6, 2023, each of Party A, Party E, Party F, Party G and Party I met with Company management, including Mr. Adolf, to discuss the Company’s business and received a management presentation.
On January 4, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. The representatives of the Special Committee Financial Advisors provided an overview on the current status of outreach and the feedback received from certain potential bidders. The representatives of Goldman Sachs also reviewed CD&R’s potential financing approach for a Potential Transaction, including CD&R’s proposal that, if the Company was able to keep its existing debt capital structure in place as a result of the portability terms in the Existing Credit Documents, that could enable CD&R to provide additional value in a Potential Transaction because the Company’s debt would not need to be repaid or refinanced upon the closing of a Potential Transaction. Following Goldman Sachs’ departure from the meeting, the representatives of Jefferies reviewed with the Special Committee, among other things, Jefferies’ preliminary financial analyses of the Company. The representatives of Jefferies and the Special Committee discussed potential alternatives to a Potential Transaction, including maintaining the status quo with or without certain adjustments to the Company’s business plan, and discussed that pursuing these alternatives would be potentially difficult for the Company as a public company and involved a significant degree of risk. The Special Committee also discussed its rationale for delivering a counterproposal to CD&R at this time, including, among other things, that (i) such decision reflected the Special Committee’s review and evaluation of the November 28 Forecasts and the Tax Amortization Projections, (ii) the Special Committee believed that the public markets did not understand certain fundamental metrics with respect to the Company’s business and, therefore, the Special Committee believed that the Company’s public valuation did not reflect the intrinsic value of the Company, (iii) if the Company maintained the status quo, the Special Committee did not believe that Company management could successfully pursue adjustments to the Company’s business plan or operational improvements that would lead to the market recognizing the intrinsic value of the Company, and (iv) even if the Company pursued such adjustments, there would be a significant risk to the Company’s business. Based on this rationale, among other factors, the Special Committee unanimously believed that it was in the best interests of the Company and the Company’s stockholders to consider engaging in a sale of the Company at this time. The Special Committee and representatives of Jefferies also discussed illustrative responses to CD&R’s latest proposal. With the Special Committee and representatives of each of Potter Anderson and the Special Committee Financial Advisors present, the Special Committee and the Special Committee Financial Advisors discussed potential responses to CD&R on pricing. Following the departure of the Special Committee Financial Advisors from the meeting, the Special Committee discussed its perspectives on pricing for a counterproposal to CD&R and, after discussion, determined to deliver a counterproposal at $55.50 per share in cash.
Later on January 4, 2023, at the direction of the Special Committee, representatives of each of the Special Committee Financial Advisors delivered the Special Committee’s counterproposal to CD&R.
On January 5, 2023, representatives of CD&R delivered CD&R’s counterproposal to representatives of each of the Special Committee Financial Advisors via telephone. The representatives of CD&R orally indicated that CD&R was prepared to engage in a Potential Transaction at a price per share of $51.50 in cash, that this was CD&R’s “best and final” offer and that such offer was contingent upon the Special Committee agreeing to have the Company enter into exclusivity with CD&R. The representatives of CD&R noted that CD&R was prepared to cease its pursuit of a Potential Transaction if the Special Committee did not respond to CD&R’s proposal within a week.
On January 6, 2023, at the direction of the Special Committee, representatives of the Special Committee Financial Advisors requested certain clarifications from CD&R on CD&R’s latest counterproposal, including clarifications around CD&R’s assumptions as to the Company’s fully diluted share count and the capitalization table underlying its proposal, CD&R’s expected sources and uses, and the requested length of the exclusivity period between the Company and CD&R.
Also on January 6, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. With only the Special Committee and the representatives of each of Potter Anderson and Jefferies in attendance, the representatives of Jefferies reported on CD&R’s response to the Special Committee’s counterproposal. Upon the representatives of Goldman Sachs joining the meeting, the representatives of Goldman Sachs also reported on CD&R’s response. At different points in the meeting, the Special Committee Financial Advisors reported on the status of outreach to other potential acquirors, the feedback received from potential acquirors to date, including interest in providing a preliminary and non-binding bid, and the potential impact on the outreach to other potential acquirors of entering into exclusivity with CD&R at this time. They also discussed certain process risks if the Special Committee continued with its outreach while conducting parallel negotiations with CD&R, including that no other potential buyers could emerge and that CD&R could become aware of that fact and lower its offer price. The Special Committee and its advisors discussed potential additional pathways for securing a higher price per share, including delivering a counterproposal to CD&R on price and approaching each of Stone Point and Company management to forfeit or waive all or a portion of their respective Holder TRA Payoff Amount in connection with a Potential Transaction in order to reallocate the amount of such Holder TRA Payoff Amount to a higher price per share. The Special Committee and its advisors also discussed certain process considerations, including continuing to communicate with the non-CD&R bidders to determine if there was any interest in any such bidder delivering a proposal to the Special Committee.
Later on January 6, 2023, representatives of CD&R provided responses to the Special Committee Financial Advisors’ clarifying questions, including that it was requesting a 30-day exclusivity period with the Company for a Potential Transaction.
On January 7, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors, V&E, the Stone Point affiliated members of the Board, and members of Company management in attendance. Mr. Adolf provided an overview of Company management’s meetings with certain potential bidders and his assessment of such bidders. Representatives of Goldman Sachs also reviewed the status of the outreach to other potential bidders. In response to the discussions at the meeting that some or all of the potential bidders involved in the process may ask Stone Point to roll over some or all of its equity interests in the Company and potentially ask Stone Point to make an equity investment in the Company in a sale transaction, a Board member affiliated with Stone Point discussed whether it might be helpful for the Special Committee’s process for Stone Point to convey its preliminary views, subject to completion of due diligence review of any such transaction, review, negotiation and finalization of definitive agreements for such transaction, negotiation and finalization of the governance terms with respect to the operations of the Company as a private company and receipt of necessary internal and other organizational approvals, on the circumstances in which Stone Point might be willing to consider selling, rolling over all or a portion of its equity interests in the Company, if asked, or rolling over all or a portion of its equity interests in the Company and making a new investment in the pro forma company, if asked. With only the Special Committee and its advisors present, the Special Committee and its advisors discussed, among other things, Stone Point’s views and how they might inform the Special Committee Financial Advisors’ outreach to other potential bidders, the bidding process for those interested parties at that time, and CD&R’s responses to Goldman Sachs and Jefferies’ clarification questions. The Special Committee and the Special Committee Financial Advisors further discussed strategies to assess whether certain potential bidders were in fact interested in pursuing a potential acquisition of the Company and their willingness to enter into a definitive agreement with respect to a potential transaction or, if the Company entered into a definitive agreement with another party, their willingness to participate in a go-shop process. The Special Committee also authorized the Special Committee Financial Advisors to meet with the representatives of Stone Point to discuss Stone Point’s views on its potential rollover of some or all of its equity interests in the Company or potential equity investment in the Company in a potential acquisition of the Company. Separately, the Special Committee also authorized the Special Committee Financial Advisors to contact the remaining potential bidders in the Special Committee’s outreach to receive feedback from those bidders on a potential acquisition of the Company and whether they were interested in submitting a proposal for a potential acquisition of the Company.

Later on January 7, 2023, representatives of each of the Special Committee Financial Advisors and Stone Point held a discussion. Stone Point indicated that it remained open to exploring the possibility of participating with potential acquirors in a sale transaction depending on the terms of such transaction, but noting that a transaction with Party I would involve Stone Point conducting due diligence on and an evaluation of Party I if Stone Point were asked to roll over all or a portion of its equity because, unlike financial sponsor bidders, Party I was a strategic operating entity. Representatives of Stone Point discussed certain illustrative scenarios relating to Stone Point’s potential roll over of some or all of its equity interests in the Company or potential equity investment in the Company in a third party’s acquisition of the Company, noting that they would need to conduct further due diligence and receive the necessary internal and other organizational approvals.
Further, on January 7, 2023, at the direction of the Special Committee, representatives of the Special Committee Financial Advisors held a discussion with Party A. Party A indicated that it had questions regarding, among other things, the Company’s organic growth and Company management’s support for material changes to the Company’s business plan that Party A believed would be required as a private company. Party A also indicated that it would likely need Stone Point to roll over its equity interests in an acquisition and potentially would require Stone Point to make an additional equity investment in the Company as part of an acquisition.
In addition, on January 7, 2023, at the direction of the Special Committee, representatives of the Special Committee Financial Advisors held a discussion with Party F. Party F expressed interest in understanding the Company’s business further and noted, among other things, that understanding the Company’s organic growth was likely a necessity for Party F to pursue an acquisition of the Company. Party F indicated, from a preliminary perspective, that it would likely not require that Stone Point roll over its equity interests or make an equity investment in an acquisition of the Company but acknowledged that such participation by Stone Point could help alleviate Party F’s concerns regarding the availability and costs of financing a potential acquisition in the then-current market.
On January 7, 2023, at the direction of the Special Committee, representatives of each of Goldman Sachs, Jefferies and CD&R held a discussion regarding CD&R’s expected equity financing sources for a Potential Transaction.
On January 8, 2023, a representative of Stone Point contacted representatives of each of the Special Committee Financial Advisors and indicated that Stone Point desired to meet with Company management in connection with its exploration of potentially rolling over some or all of its equity interests in the Company or making an equity investment in the Company in a third-party acquisition of the Company. Stone Point requested the Special Committee’s permission to conduct such a due diligence meeting. The Special Committee granted such request on January 9, 2023.
On January 9, 2023, at the direction of the Special Committee, representatives of the Special Committee Financial Advisors held a discussion with Party E. They discussed, among other things, Party E’s views on a potential rollover by Stone Point of all of its equity interests in the Company and a potential additional equity investment in a potential acquisition of the Company by Party E. Party E stated that it understood that Stone Point would need to be a part of the go-forward capital structure for the Company’s debt to be portable under the Existing Credit Documents and indicated that it would expect Stone Point to make an additional investment in the pro forma company resulting from a potential acquisition by Party E. The representatives of the Special Committee Financial Advisors also indicated that Party E should submit a proposal in the near term based on public information if Party E was interested in pursuing a potential acquisition. Party E noted that, prior to submitting a bid, it would need to further understand the Special Committee’s intended process following a bid from Party E. Party E also indicated that it would need at least four weeks following the submission of a preliminary and non-binding bid before it could be in a position to reach an agreement on a potential acquisition and that, if the Company were to enter into an agreement for an alternative acquisition transaction, it would not participate in a go-shop period (if one was provided for by such alternative acquisition agreement).
Also on January 9, 2023, Party A orally informed representatives of the Special Committee Financial Advisors that Party A would not be pursuing an acquisition transaction of the Company, as it had discussed internally and concluded that it would not be competitive on pricing.

On January 10, 2023, the Special Committee held a meeting by videoconference with representatives of Potter Anderson in attendance. Representatives of Potter Anderson reported on Stone Point’s perspectives regarding, among other things, a potential rollover of some or all of its equity interests in the Company and a potential equity investment in the Company in a potential acquisition of the Company and also reviewed certain recent discussions on the portability of the Company’s debt under the Existing Credit Documents in a Potential Transaction. The Special Committee also discussed the circumstances in which Stone Point might be willing to consider selling, rolling over all or a portion of its equity interests in the Company, if asked, or rolling over all or a portion of its equity interests in the Company and making a new investment in the pro forma company, if asked. The Special Committee and representatives of Potter Anderson discussed certain strategy and tactics in connection with negotiating the value of the Holder TRA Payoff Amounts that would otherwise be payable to Stone Point and Company management in a Potential Transaction and the current gap between price per share offer in CD&R’s January 5th proposal and the Special Committee’s view on price per share for a Potential Transaction. Representatives of Potter Anderson also reported on the Special Committee Financial Advisors’ recent communications with Party A and Party E and the best approach for furthering Party I’s interest in an acquisition of the Company. The Special Committee and representatives of Potter Anderson also discussed the Special Committee’s mandate and its fiduciary duties with respect to its consideration of a Potential Transaction or any alternatives thereto.
Also on January 10, 2023, at the request of Stone Point and with the Special Committee’s consent, certain members of management of the Company presented to Stone Point regarding the Company and Company management’s perspectives on the Company’s prospects, plans and operations.
Also, during this time period, it became clear to the Special Committee that Party B was not interested in pursuing a potential acquisition of the Company based upon, among other things, Party B’s failure to submit an indication of interest or otherwise engage with Company management with respect to a potential acquisition of the Company.
On January 11, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. The representatives of Goldman Sachs provided an update on the Special Committee’s outreach, including that (a) Party F had indicated that it would require additional due diligence material before it could be in a position to submit an initial bid for a potential acquisition of the Company, (b) Party E would require Stone Point to roll over its equity interests in the Company in a potential acquisition and make an additional equity investment in the pro forma company resulting from a potential acquisition, and (c) Party I had provided a list of follow up due diligence questions. The Special Committee authorized representatives of the Special Committee Financial Advisors to contact Party F, Party E and Party I and request that, if those bidders were interested, they should promptly deliver an initial proposal, including their view on the Company’s valuation. Representatives of the Special Committee Financial Advisors then discussed with the Special Committee (i) the Tax Receivable Agreements, (ii) the quantum of additional value that could be available for an increase in per share purchase price offered by CD&R if Stone Point and Company management forfeit their Holder TRA Payoff Amounts in a Potential Transaction, and (iii) certain potential treatments that the Special Committee could propose with respect to the Holder TRA Payoff Amounts otherwise payable to Stone Point and Company management in a Potential Transaction.
On January 12, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Jefferies in attendance. With only the Special Committee and representatives of Potter Anderson in attendance, the Special Committee discussed its proposed response to CD&R, its views on CD&R’s offer price in its January 5th proposal, the Special Committee Financial Advisors’ preliminary financial analyses and whether to provide CD&R with specific pricing guidance at this time. With the Special Committee and each of the representatives of Potter Anderson and Jefferies in attendance, the Special Committee reviewed its rationale for seeking to have Company management and Stone Point forfeit or waive the Holder TRA Payoff Amounts that would otherwise be payable to them in a Potential Transaction. The Special Committee and the representatives of each of Potter Anderson and Jefferies also discussed certain strategy and tactics for pricing negotiations with CD&R. Following such discussions, the Special Committee authorized the representatives of the Special Committee Financial Advisors to convey to CD&R that (a) there was a gap between CD&R’s offer price in its January 5th proposal and the Special Committee’s view on an offer price that it would be willing to accept for a Potential Transaction, (b) the Special Committee would attempt to bridge that gap by seeking value from Stone Point and Company management through having them agree to forfeit or reduce the Holder TRA Payoff Amounts that would otherwise be payable to them in a Potential Transaction, and (c) the Special Committee believed that if Stone Point and Company management were to agree to forfeit or reduce the Holder TRA Payoff Amounts, additional value could be available for the stockholders. After discussion of potential messages to each of Stone Point and Company management, the Special Committee authorized its financial advisors to convey to Company management and Stone Point, separately, that (i) there was a gap between CD&R’s offer price in its January 5th proposal and the Special Committee’s view on an offer price that it would be willing to accept for a Potential Transaction, (ii) there was additional value that could be available for the stockholders in the form of a higher price per share if Stone Point and Company management agreed to forfeit or reduce the Holder TRA Payoff Amounts that they would otherwise receive in connection with a Potential Transaction and this value could bridge the price per share gap between CD&R and the Special Committee, (iii) the Special Committee needed a substantial commitment from both Stone Point and Company management to help bridge the valuation gap, and (iv) certain market precedent supporting the Special Committee’s request. The Special Committee also authorized the representatives of the Special Committee Financial Advisors to convey that the Special Committee was willing to consider having the Company enter into exclusivity with CD&R, assuming that all of the parties could reach a satisfactory resolution on the offer price and on the treatment of Stone Point’s and Company management’s Holder TRA Payoff Amounts in connection with the Potential Transaction.
On January 13, 2023, representatives of each of the Special Committee Financial Advisors held a discussion with representatives of CD&R and delivered the Special Committee’s perspectives. The representatives of CD&R expressed CD&R’s view that its “best and final” January 5th offer contemplated settling all of the amounts to be paid with respect to the Tax Receivable Agreements as a result of the Potential Transaction in connection with closing. The representatives of CD&R indicated, however, that they understood that forfeiting some or all of the Holder TRA Payoff Amounts that would otherwise be payable to Stone Point and Company management in connection with a Potential Transaction could allow for additional proceeds to be payable to the Company’s stockholders.
Later on January 13, 2023, the representatives of each of the Special Committee Financial Advisors held a discussion with representatives of Stone Point and delivered the Special Committee’s perspectives. Later that day, a representative of Stone Point conveyed to the Special Committee Financial Advisors that, after having reviewed and considered the Special Committee’s proposal on these matters, Stone Point would not agree to a forfeiture of or reduction in Stone Point’s Holder TRA Payoff Amounts. In addition, a member of the Board affiliated with Stone Point contacted Mr. LeMieux, in his capacity as Chairman of the Special Committee, and expressed substantially similar views.
Also on January 13, 2023, representatives of each of the Special Committee Financial Advisors held a discussion with Mr. Adolf and conveyed the Special Committee’s perspectives. During the meeting, Mr. Adolf, on behalf of Company management, conveyed that Company management would not agree to the Special Committee’s proposal.
On January 13, 2023, representatives of Party I contacted representatives of the Special Committee Financial Advisors regarding the submission of its follow up due diligence list and request for additional information. During the discussion, the representative of the Special Committee Financial Advisors informed such bidder that, if it had an interest in pursuing a transaction, it should make its interest known and that the Company was not prepared to provide additional due diligence information until a qualifying offer was received by the Special Committee.
Separately, on January 13, 2023, Goldman Sachs provided the Special Committee with an updated relationships disclosure memorandum.
On January 14, 2022, the representatives of Potter Anderson met with representatives of Simpson Thacher & Bartlett LLP (“Simpson Thacher”), outside counsel to Stone Point, to discuss the process for any further negotiations relating to Stone Point’s Holder TRA Payoff Amount.
On January 14, 2023, representatives of each of Stone Point and Jefferies met to discuss the Special Committee’s proposal in respect of Stone Point’s Holder TRA Payoff Amounts.

On January 15, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. The representatives of the Special Committee Financial Advisors reported on the feedback received from CD&R, Stone Point and Mr. Adolf. The representatives of Jefferies provided an update on an inbound communication to the Special Committee Financial Advisors from Party I regarding the submission of its follow up due diligence list and request for additional information and indicated that the Special Committee Financial Advisors had informed such bidder that, if it had an interest in pursuing a potential acquisition of the Company, it should make its interest known and that the Company was not prepared to provide additional due diligence information until a qualifying offer was received by the Special Committee. The Special Committee and the representatives of the Special Committee Financial Advisors also discussed whether a proposal from Party I could provide more value than CD&R’s January 5th proposal, the potential timing for receiving a bid from Party I, if it intended to do so, and certain complexity related to Party I’s financing for an acquisition of the Company. The Special Committee and its advisors then discussed various strategies for bridging the gap between the Special Committee’s view on price per share and CD&R’s view on price per share. After further discussion, the Special Committee authorized representatives of the Special Committee Financial Advisors to convey to each of CD&R, Stone Point and Company management that (i) there was still a gap between CD&R and the Special Committee on price per share for a Potential Transaction, (ii) the Special Committee had requested that Stone Point and Company management forfeit or reduce their Holder TRA Payoff Amounts in a Potential Transaction and that request had been rejected, (iii) the Special Committee was now requesting that Stone Point and Company management and CD&R consider pursuing a waiver of Stone Point’s and Company management’s right to be paid their respective Holder TRA Payoff Amounts as a result of the closing of a Potential Transaction and instead have the Tax Receivable Agreements relating to Stone Point and Company management remain outstanding following a Potential Transaction, and (iv) CD&R should increase its price per share to reflect any value saved by virtue of this approach. The Special Committee and its advisors then discussed potential alternatives that the Company could pursue in the absence of an acquisition transaction, including maintaining the status quo or implementing operational changes that could have the potential to create value over time.
On January 16, 2023, representatives of each of the Special Committee Financial Advisors and CD&R held a discussion, during which representatives of the Special Committee Financial Advisors delivered the Special Committee’s feedback and proposal.
Later on January 16, 2023, representatives of each of the Special Committee Financial Advisors and Stone Point held a discussion, and representatives of the Special Committee Financial Advisors delivered the Special Committee’s feedback and proposal. The representatives of Stone Point said that Stone Point would need time to consider this proposal in connection with its continued exploration of possibly rolling over some or all of its equity interests in the Company or making an equity investment in the Company in a third-party acquisition transaction involving the Company.
Also on January 16, 2023, representatives of each of Goldman Sachs and Jefferies and Mr. Adolf held a discussion, and the representatives of the Special Committee Financial Advisors delivered the Special Committee’s feedback and proposal. Mr. Adolf noted that Company management would likely not agree with this proposal.
Further, on January 16, 2023, representatives of each of Potter Anderson and Kirkland met to discuss certain precedent transactions involving tax receivable agreement change of control payments and the remaining gap between the Special Committee and CD&R on the price per share for a Potential Transaction.
On January 17, 2023, Party I, along with its financial sponsors, submitted a preliminary and non-binding proposal to acquire the Company for $51.75 per share in cash. Party I’s proposal stated that it took into account the full acceleration and satisfaction of the obligations under the Tax Receivable Agreements based on the Company’s disclosure of its Tax Receivable Agreements obligations in its SEC filings (which amount reflects only expected future payments in respect of prior exchanges of Focus LLC Units and not the actual TRA Payoff Amount). Party I noted that it expected to fund the acquisition through a combination of equity and debt financing and would support a continued investment by Stone Point. Party I’s proposal did not state that it was contingent upon Stone Point’s continued investment in the Company. Party I indicated that its proposal was based on its knowledge of the Company, publicly available financial and operating information, and its conversations with Company management to date.

On January 18, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. Representatives of the Special Committee Financial Advisors reported on their meetings with Company management, Stone Point and CD&R, and the representatives of Potter Anderson reported on their meeting with Kirkland. Representatives of the Special Committee Financial Advisors then provided an overview of Party I’s proposal and discussed, among other things, Party I’s interest in the Company, Party I’s due diligence efforts to date and expected remaining due diligence matters, Party I’s expected plans for the combined company and their views on certain factors that may impact the price per share offered by Party I for a potential acquisition of the Company, including, among other things, the terms upon which Party I would be able to obtain financing for a transaction. The Special Committee also considered that, after factoring in the full value of the TRA Payoff Amount, there was a risk that Party I’s price per share value would be lower than CD&R’s January 5th proposal due to the quantum of the per share amount represented by the additional TRA Payoff Amount. The Special Committee and its advisors discussed a potential combination involving Party I and the Company, including the benefits and considerations of such a combination, and the potential available synergies for Party I in a transaction with the Company. The Special Committee and its advisors also discussed whether Party I would be willing to participate in a go-shop process for an acquisition of the Company. Following additional discussion, the Special Committee authorized representatives of the Special Committee Financial Advisors to contact Party I and to discuss with Party I the assumptions in its proposal and views on a potential combination of Party I and the Company.
Later on January 18, 2023, representatives of each of Potter Anderson and Kirkland met to discuss CD&R’s request for exclusivity, the timing for a Special Committee decision on a Potential Transaction and the quantum of the value gap between CD&R’s view on price per share and the Special Committee’s view on price per share for a Potential Transaction.
Also on January 18, 2023, at the direction of the Special Committee, representatives of each of the Special Committee Financial Advisors held a discussion with the representatives of Party I and its financial sponsors regarding Party I’s proposal, including Party I’s business and bid assumptions, its equity and debt financing assumptions, and its diligence and process assumptions.
In addition, on January 18, 2023, representatives of Stone Point contacted representatives of Goldman Sachs and conveyed that Stone Point would not agree to the Special Committee’s proposal with respect to the waiver of Stone Point’s right to be paid its Holder TRA Payoff Amount as a result of the closing of a Potential Transaction with CD&R and to have the Tax Receivable Agreement relating to Stone Point remain outstanding following a Potential Transaction. Representatives of Stone Point expressed that, in the event of a Potential Transaction with CD&R, it might be willing to consider a promissory note structure in which CD&R would pay Stone Point’s Holder TRA Payoff Amount over time with interest, so long as such structure would adequately and fairly compensate the Stone Point holders of the Tax Receivable Agreement, and that this could reduce the cash required to be paid at closing by CD&R.
Later during the week of January 16, 2023, a representative of CD&R contacted a representative of Goldman Sachs and (i) expressed a desire to understand the Special Committee’s view on the valuation for a Potential Transaction, (ii) reiterated that CD&R had no additional value to offer the Special Committee for a Potential Transaction, and (iii) requested feedback and direction from the Special Committee on its January 5th proposal. The representative of Goldman Sachs and CD&R also discussed the possibility of CD&R utilizing a promissory note structure that would have CD&R pay Stone Point and Company management their respective Holder TRA Payoff Amounts over time with interest and that this could reduce the cash required to be paid at closing by CD&R.
On January 19, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. The representatives of Goldman Sachs reported on the Special Committee Financial Advisors’ communications with CD&R and Stone Point during the week of January 16, 2023. The representatives of Jefferies reported on the Special Committee Financial Advisors’ meeting with Party I, and the Special Committee Financial Advisors reviewed certain assumptions in Party I’s proposal, including the assumptions on the quantum of debt and equity financing that would be required for a potential acquisition of the Company by Party I and the proposed terms for arranging such financing. The Special Committee and the representatives of the Special Committee Financial Advisors discussed certain strategy and tactics with respect to the Special Committee’s messaging to

CD&R and Party I. After discussion, the Special Committee authorized the representatives of the Special Committee Financial Advisors to convey to CD&R that (a) the Special Committee believed that there was still a gap between CD&R and the Special Committee on price per share for a Potential Transaction, (b) the process was now competitive as interest had emerged from a party that could present a more compelling opportunity for the Company, and (c) if CD&R wanted to preempt the other party’s interest, its proposed price should align with the Special Committee’s view on pricing for a Potential Transaction. The Special Committee also authorized its financial advisors to convey to CD&R that (i) it was willing to have the Company proceed with further discussions regarding a Potential Transaction if CD&R increased its proposed price to $53.00 per share, (ii) in the absence of concessions from Company management and Stone Point with respect to their Holder TRA Payoff Amounts, the Special Committee would insist that a Potential Transaction be conditioned on majority approval of the Company’s disinterested stockholders, (iii) any transaction with CD&R must include a go-shop period, and (iv) the Special Committee would be willing to have the Company enter into a period of exclusivity with CD&R if CD&R was willing to proceed with negotiations on the Special Committee’s terms outlined above. The Special Committee then authorized its financial advisors to convey to Party I that it would need to submit a revised proposal at a higher price per share if it wanted access to additional sources of due diligence and that it would be helpful for the Special Committee to receive a revised proposal on an expedited basis. The Special Committee further authorized the Special Committee Financial Advisors to convey to Party I updated information on the estimated amount of the TRA Payoff Amount in a potential acquisition of the Company by Party I and an up-to-date view on the Company’s outstanding contingent obligations in connection with prior acquisitions by the Company.
On January 20, 2023, representatives of each of the Special Committee Financial Advisors and representatives of CD&R held a discussion, and the representatives of the Special Committee Financial Advisors conveyed the Special Committee’s position. The representatives of CD&R reiterated that its $51.50 per share offer price was its “best and final” offer.
Later on January 20, 2023, representatives of each of the Special Committee Financial Advisors and Party I held a discussion, and the Special Committee Financial Advisors conveyed the Special Committee’s position. During the discussion, the Special Committee Financial Advisors discussed with representatives of Party I, among other things, the estimated amount of the TRA Payoff Amount and an up-to-date view on the Company’s outstanding contingent obligations in connection with prior acquisitions by the Company. The representatives of Party I indicated that it would be difficult to move on pricing without incremental due diligence information. Following this call, the Special Committee Financial Advisors discussed this request with Mr. LeMieux, in his capacity as Chairman of the Special Committee, and, after discussion and consistent with the Special Committee’s views at the January 19, 2023 meeting, Mr. LeMieux instructed the Special Committee Financial Advisors to inform Party I that based on the terms of Party I’s proposal, the Company was not prepared to give Party I additional due diligence information at this time. This determination was based, in part, on the risk that Party I’s proposed price per share would be lowered after taking into account the actual TRA Payoff Amounts given the quantum of the per share amount represented by the additional TRA Payoff Amount.
On January 21, 2023, a representative of CD&R contacted representatives of the Special Committee Financial Advisors and reiterated that CD&R’s proposal of $51.50 per share was CD&R’s “best and final” offer but that CD&R could see a path to a purchase price of $52.00 per share if Stone Point and Company management agreed to defer payment of their Holder TRA Payoff Amounts in connection with a Potential Transaction. The representative of CD&R noted that it had not discussed this proposal with Stone Point or Company management and conveyed that this offer would expire on January 24, 2023.
Later on January 21, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. Representatives of each of the Special Committee Financial Advisors reported on their recent communications with CD&R and Party I. The Special Committee then discussed the potential paths forward with respect to each of CD&R and Party I, including that it appeared that CD&R would not be able to meet the Special Committee’s view on price per share and that Party I’s proposal, while it had the potential to meet the Special Committee’s view on price per share, was preliminary and subject to additional due diligence and unlikely to result in a definitive transaction. The Special Committee, together with its advisors, also discussed certain strategies and tactics for maximizing the competitive tension between CD&R and Party I at this juncture. The Special Committee also assessed the risks of moving forward with Party I’s preliminary proposal, which was subject to additional due diligence, as compared to moving forward with CD&R, which had substantially completed its due diligence. The Special Committee and representatives of Potter Anderson discussed whether the Special Committee should provide pricing guidance to Party I at this time. After further discussions on CD&R’s proposal and Party I’s proposal and related messaging, the Special Committee determined to authorize the Special Committee Financial Advisors to contact Party I and state that the Special Committee was prepared to have the Company provide additional due diligence and to entertain further discussions on a potential acquisition of the Company by Party I, if Party I submitted a proposal at $55.00 per share.
On January 21, 2023, representatives of each of the Special Committee Financial Advisors and Party I held a discussion, and the Special Committee Financial Advisors conveyed the Special Committee’s message.
Also on January 21, 2023, representatives of Stone Point contacted the Special Committee Financial Advisors and conveyed that, subject to completion of due diligence review of the Potential Transaction, review, negotiation and finalization of definitive agreements for the Potential Transaction, negotiation and finalization of the governance terms with respect to the operations of the Company as a private company and receipt of necessary internal and other organizational approvals, Stone Point was amenable to the deferred payment of its Holder TRA Payoff Amount in connection with a Potential Transaction using a promissory note structure, was supportive of the Special Committee seeking a go-shop in the transaction documentation for a Potential Transaction and was agreeable to conditioning such transaction on the approval of the Company’s disinterested stockholders. Stone Point indicated, however, that, based on the terms proposed as of such date, it was not willing to commit to a rollover of all of its equity interests in the Company in a Potential Transaction and a reinvestment in the pro forma company resulting from a Potential Transaction at a price per share higher than $51.50. Prior to this discussion with the Special Committee Financial Advisors, Stone Point had not engaged in any discussion or negotiation on specific governance or other transaction terms regarding a Potential Transaction with CD&R, and no agreement, arrangement or understanding had been reached between or among Stone Point, CD&R and any of their respective affiliates or associates. Throughout this time, Stone Point remained solely in the mode of exploring the possibility of participating in a rollover of its equity interests in the Company or making an equity investment in the Company in a third-party acquisition transaction involving the Company. Representatives of the Special Committee Financial Advisors informed Stone Point that the Special Committee had received another proposal from a strategic acquiror and that the Special Committee was evaluating whether such proposal was worth pursuing.
On January 22, 2023, Mr. Adolf contacted representatives of the Special Committee Financial Advisors and noted that Company management would likely be amenable to a deferred payment of their Holder TRA Payoff Amounts in connection with a Potential Transaction, so long as the amount of the payout and timing were on market terms, such as a reasonable interest rate. The representatives of the Special Committee Financial Advisors informed Mr. Adolf that the Special Committee had received an additional proposal from a strategic acquiror and was evaluating such proposal.
Also on January 22, 2023, Party I informed representatives of each of the Special Committee Financial Advisors that it was prepared to increase its offer price to $55.00 per share in cash but that this increased offer price would be preliminary and non-binding and would be subject to continued due diligence and Party I’s receipt of the requisite financing. The representatives of Party I also indicated that its increased offer price would be contingent upon the Special Committee authorizing the Company to enter into exclusivity with Party I and that it would deliver a written proposal if the Special Committee was agreeable to Party I’s request for exclusivity.
In addition, on January 22, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. The representatives of the Special Committee Financial Advisors reported on their communications with each of Stone Point, Company management and Party I. Representatives of Goldman Sachs reviewed (a) Party I’s request for exclusivity and the potential impact on the Special Committee’s negotiating position if it accepted exclusivity at that time and (b) the outstanding items that Party I required to finalize its proposal, including securing the contemplated equity and debt financing on the terms previously conveyed to the Special Committee Financial Advisors. Representatives of Jefferies indicated that they believed there was a risk of Party I decreasing its offer if, for example, it could not arrange for debt financing on the terms indicated. Representatives of Goldman Sachs also discussed that Party I did not expect significant synergies to exist shortly following the closing of a transaction involving the Company and Party I and that, based on its views on how it would operate the combined company, Party I contemplated that the potential synergies in a transaction could become more meaningful over time. The Special Committee and the representatives of the Special Committee Financial Advisors discussed a potential response to CD&R and, after discussion, the Special Committee authorized the Special Committee Financial Advisors to convey to CD&R that (i) the Special Committee was prepared to negotiate a Potential Transaction with CD&R at a price of $53.00 per share, and (ii) the Special Committee would be willing to hold further discussions on a Potential Transaction if CD&R agreed to the Special Committee’s proposed price of $53.00 per share but that otherwise the Special Committee did not plan on further engaging on CD&R’s current proposal. The Special Committee determined to propose $53.00 per share based upon the Special Committee’s collective judgment on the fair value of the Company, which was informed by, among other things, the prior financial analyses prepared by the Special Committee Financial Advisors. The Special Committee and its advisors then discussed a potential response to Party I and, after discussion, the Special Committee authorized the Special Committee Financial Advisors to convey to Party I that (A) the Special Committee was not prepared to grant exclusivity at this time, (B) the Special Committee was supportive of inviting Party I to conduct additional due diligence, and (C) there was no other bidder ahead of Party I on information sharing that was, at that time, offering a price at which the Special Committee was not supportive of further engaging.
On January 23, 2023, representatives of Goldman Sachs, Jefferies and CD&R held a discussion, and the representatives of the Special Committee Financial Advisors delivered the Special Committee’s message.
Also, on January 23, 2023, the representatives of Goldman Sachs, Jefferies and Party I held a discussion, and the representatives of the Special Committee Financial Advisors delivered the Special Committee’s message.
On January 24, 2023, representatives of Party I informed representatives of each of the Special Committee Financial Advisors that its proposed increase in its offer price to $55.00 per share in cash was predicated on exclusivity and that it would only send a written proposal at $55.00 per share in cash if the Special Committee granted exclusivity. Party I also noted that, in the absence of exclusivity, Party I would be willing to continue evaluating a potential acquisition of the Company at a price of $51.75 per share in cash.
Following consultation with the Special Committee and later on January 24, 2023, representatives of the Special Committee Financial Advisors conveyed to Party I that the Special Committee would be willing to grant Party I exclusivity for two weeks, provided that Party I would be required to submit a written proposal for an acquisition of the Company at a price per share of $55.00 in cash.
Also on January 24, 2023, a representative of CD&R contacted a representative of Goldman Sachs regarding CD&R’s interest in the Company and the quantum of the gap between CD&R’s view on price per share and the Special Committee’s view on price per share. A representative of CD&R expressed a willingness to explore creative options to bridge the price per share gap between the two parties, and a representative of Goldman Sachs reiterated that the Special Committee had firm views on pricing. Following consultation with the Special Committee’s advisors and Mr. LeMieux, representatives of Goldman Sachs conveyed to CD&R that the Special Committee did not object to CD&R holding a meeting with Company management to discuss the Company’s recent performance.
On January 25, 2023, representatives of CD&R met with Company management to discuss the Company’s fourth fiscal quarter results for 2022 and to receive an update on year-to-date trends and outlook.
Also on January 25, 2023, a representative of CD&R called a representative of Stone Point to discuss CD&R’s continued interest in the Potential Transaction and the potential price terms at which CD&R would be willing to transact, indicating that, subject to further due diligence, CD&R would be willing to increase its offer relative to its January 5th $51.50 price per share offer.
Also on January 25, 2023, an engagement letter was executed, whereby Goldman Sachs would serve as joint financial advisor to the Company and the management company of a certain partner firm of the Company in connection with the sales process for the management company and such partner firm.
Later during the week of January 23, 2023, a representative of CD&R conveyed to a representative of Goldman Sachs that CD&R might be able to meet the Special Committee’s proposed price of $53.00 per share in cash for a transaction in the event that Stone Point was willing to roll over its equity interests or make an additional equity investment in the pro forma company at that price, but that CD&R might also need to consider having discussions with other potential sources of equity financing even if Stone Point was willing to so participate in a Potential Transaction.
On January 27, 2023, representatives of Party I provided the Special Committee Financial Advisors with a draft of an exclusivity agreement. Party I also requested the Special Committee’s permission to contact certain sources of equity and debt financing for a potential acquisition of the Company.
On January 28, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. The representatives of Jefferies reviewed Party I’s request for exclusivity and its request to contact certain sources of equity and debt financing for a potential acquisition of the Company. Representatives of Goldman Sachs also reported on their recent discussion with a representative of CD&R. Representatives of Goldman Sachs further reviewed Party I’s current proposal and stated that Party I had not yet arranged its debt and equity financing for a potential acquisition of the Company. The representatives of Goldman Sachs discussed with the Special Committee the risk that Party I would be unable to execute a transaction at $55.00 per share given Party I’s debt and equity financing requirements for a potential acquisition of the Company. During this meeting, a representative of CD&R contacted a representative of Goldman Sachs, and representatives of each of the Special Committee Financial Advisors were excused from the meeting to meet with a representative of CD&R. When such advisors returned to the meeting, they reported on CD&R’s communications, including that CD&R was not making a proposal at this time, but CD&R would be willing to negotiate a Potential Transaction with the Special Committee at $53.00 per share in cash if the Company entered into exclusivity with CD&R. Representatives of Goldman Sachs noted that CD&R had confirmed that it was amenable to a go-shop provision in the transaction documentation for a Potential Transaction and that the other potential bidder would have the opportunity to compete in such a process. After discussion of a proposed response to CD&R, the Special Committee authorized the Special Committee Financial Advisors to convey to CD&R that, consistent with its past messaging to CD&R, the Special Committee was prepared to have the Company move forward, on an exclusive basis, with CD&R at a price per share of $53.00 in cash, assuming Stone Point and Company management agreed to defer the payment of their Holder TRA Payoff Amounts utilizing a promissory note structure, and any agreed upon transaction documentation between the Company and CD&R would need to include a customary go-shop provision. The Special Committee also authorized the Special Committee Financial Advisors to convey to CD&R that, in the absence of a response from CD&R within 48 hours, the Special Committee would anticipate further exploring an acquisition transaction with the other bidder on an exclusive basis.
Later on January 28, 2023, representatives of each of the Special Committee Financial Advisors delivered the Special Committee’s message to CD&R.
In addition, on January 28, 2023, representatives of each of the Special Committee Financial Advisors delivered the Special Committee’s message to Stone Point. Representatives of Stone Point conveyed that, subject to completion of its due diligence review of the Potential Transaction, review, negotiation and finalization of definitive agreements for the Potential Transaction, negotiation and finalization of the governance terms with respect to the operations of the Company as a private company and receipt of necessary internal and other organizational approvals, Stone Point remained open to exploring the possibility of participating in a rollover of its equity interests in the Company or making an equity investment in the Company in a Potential Transaction with CD&R at a price of $53.00 per share and was, as a preliminary matter, generally comfortable with the promissory note approach for Stone Point’s Holder TRA Payoff Amount. Stone Point and the Special Committee Financial Advisors did not negotiate any specific terms with respect to the foregoing matters. As of such time, however, Stone Point still had not made any decisions regarding any such participation.
On January 29, 2023, representatives of each of the Special Committee Financial Advisors and CD&R held a discussion. CD&R conveyed that it, among other things, was agreeable to proceeding with negotiations at the Special Committee’s proposed price of $53.00 per share, required exclusivity to negotiate the Potential Transaction, was agreeable to the Special Committee’s request for a go-shop provision, was agreeable to the promissory note structure for Stone Point’s and Company management’s Holder TRA Payoff Amounts in a Potential Transaction, requested the Special Committee’s permission to speak with certain potential sources of equity financing for a Potential Transaction and indicated that the offer was conditioned on the Existing Credit Documents remaining outstanding following the closing of a Potential Transaction. The representatives of CD&R further conveyed that it would need three to four weeks to conduct confirmatory due diligence, to arrange its equity financing, and to negotiate the definitive transaction documentation.
Also on January 29, 2023, representatives of Goldman Sachs held a discussion with Mr. Adolf, during which Mr. Adolf indicated that Company management was comfortable with the promissory note structure for Company management’s Holder TRA Payoff Amounts.
Later on January 29, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. Representatives of Goldman Sachs reported on the Special Committee Financial Advisors’ meetings with CD&R, Stone Point and Mr. Adolf. Representatives of Jefferies provided an overview of CD&R’s proposed exclusivity agreement and views on the terms therein. The Special Committee and its advisors discussed CD&R’s request for exclusivity with the Company at a price per share of $53.00 in cash, including the risks posed by entering into exclusivity with CD&R at this time on its discussions with Party I, including that Party I could determine not to proceed with its evaluation of a potential acquisition of the Company during the go-shop period. The Special Committee reviewed its rationale for having the Company enter into exclusivity, including that it believed that it had engaged in a rigorous process to achieve the best price reasonably available for all of the stockholders of the Company and that a Potential Transaction at a price per share of $53.00 in cash was, in the Special Committee’s view, more likely to be consummated than a transaction with Party I at a preliminary price per share of $55.00 in cash, considering, among other things, Party I’s remaining due diligence, the risks associated with Party I’s need to obtain third-party debt and equity financing and each party’s ability to consummate a potential acquisition of the Company. The Special Committee then unanimously approved the Company entering into exclusivity with CD&R based on CD&R confirming that it was amenable to proceeding with negotiations on the Special Committee’s proposed terms for a Potential Transaction and authorized its advisors to negotiate the exclusivity agreement on the Company’s behalf.
On January 30, 2023, representatives of each of Potter Anderson and Kirkland exchanged revised drafts of an exclusivity agreement and met to discuss outstanding points in the draft agreement.
Prior to entering into exclusivity with CD&R on January 30, 2023, at the direction of the Special Committee, representatives of each of the Special Committee Financial Advisors held a discussion with representatives of Party I to convey that the Special Committee anticipated that the Company would be entering into a period of exclusivity with another bidder and that the Company anticipated that there would be a go-shop in any definitive transaction documentation with such bidder, which would allow Party I to continue evaluating a potential acquisition of the Company if it determined to do so.
Later that evening on January 30, 2023, the Company and CD&R entered into an exclusivity agreement, which contemplated that exclusivity between the Company and CD&R would run through 11:59 p.m. New York time on February 20, 2023.
Also on January 30, 2023, representatives of Potter Anderson provided representatives of Simpson Thacher with a draft of a confidentiality agreement for Stone Point. Stone Point and the Company later executed the confidentiality agreement on February 1, 2023.
On January 31, 2023, representatives of Kirkland provided representatives of Simpson Thacher a high-level summary of indicative terms for governance, liquidity and other matters with respect to the operations of the Company as a private company so that Stone Point could consider such indicative terms in connection with its continued evaluation of potentially rolling over some or all of its equity interests in the Company or making an additional equity investment in a Potential Transaction with CD&R.
On February 1, 2023, CD&R requested the Special Committee’s approval of the Potential Transaction at a price per share of $53.00 in cash and approval of entering into certain agreements, arrangements or understandings between Stone Point and its affiliates and associates and CD&R and its affiliates and associates with respect to a Potential Transaction, solely for purposes of the anti-takeover provisions contained in Article Tenth of the Amended and Restated Certificate of Incorporation of the Company (the “Article Tenth Approval”).

Throughout the day on February 1, 2023, the Special Committee’s advisors, Company management and the Company’s advisors, Stone Point and its advisors and CD&R and its advisors engaged in a number of communications to discuss, among other things, (i) the public announcement by the Company of an agreement on exclusivity and CD&R’s proposal that met the Special Committee’s proposed price of $53.00 per share in cash for a Potential Transaction, (ii) certain other internal communications regarding the Company’s public announcement, and (iii) the Article Tenth Approval. During these meetings, representatives of Kirkland conveyed that CD&R would only proceed with a Potential Transaction if it were subject to the non-waivable approval of the holders of a majority of the voting power of the shares held by the Company’s disinterested stockholders.
Early in the morning on February 2, 2023, the Special Committee adopted, by unanimous written consent, the Article Tenth Approval.
Following the delivery of the Article Tenth Approval, a representative of Stone Point contacted representatives of each of the Special Committee Financial Advisors to indicate that Stone Point had determined that it was willing to consider participating in a Potential Transaction with CD&R, subject to completion of its due diligence review of the Potential Transaction, review, negotiation and finalization of definitive agreements for the Potential Transaction, negotiation and finalization of the governance terms with respect to the operations of the Company as a private company and receipt of necessary internal and other organizational approvals. The representative of Stone Point indicated that Stone Point intended to file an amendment to its Schedule 13D that day.
Later on February 2, 2023, Stone Point filed an amendment to its Schedule 13D to reflect its willingness to consider participating in a Potential Transaction with CD&R, subject to completion of its due diligence review of the Potential Transaction, review, negotiation and finalization of definitive agreements for the Potential Transaction, negotiation and finalization of the governance terms with respect to the operations of the Company as a private company and receipt of necessary internal and other organizational approvals.
Later on February 2, 2023, following the filing of Stone Point’s amended Schedule 13D, the Company issued a press release, noting that the Company had entered into an exclusivity agreement with CD&R to engage in exclusive negotiations for a limited period of time regarding the terms and definitive agreements whereby CD&R may potentially acquire the Company for $53.00 per share in cash.
Also on February 2, 2023, representatives of Party I and the financial sponsors of Party I contacted representatives of the Special Committee Financial Advisors and requested permission from the Special Committee to contact potential financing sources. Consistent with the terms of the exclusivity agreement with CD&R, the Special Committee Financial Advisors did not respond to such request.
On February 3, 2023, at the direction of the Special Committee, representatives of V&E distributed an initial draft of the Merger Agreement to Kirkland and Simpson Thacher, which draft Merger Agreement, among other things, (i) contained customary representations, warranties and covenants for a transaction involving a financial sponsor buyer, (ii) provided for a full equity backstop by CD&R for the transaction, (iii) contained a go-shop provision, (iv) provided for the right for the Company to seek specific performance in connection with CD&R’s financing obligations under the agreement and to terminate the agreement in order to enter into an acquisition agreement for a superior proposal (subject to compliance with the terms of the agreement and the payment of an unspecified Company termination fee), (v) contemplated the Company’s “Up-C” structure remaining in place following the closing of the Potential Transaction, and (vi) provided that Parent could terminate the agreement in response to a change of recommendation by the Company resulting from a superior proposal or an intervening event.
On February 4 and 5, 2023, representatives of each of CD&R and Stone Point contacted representatives of each of the Special Committee Financial Advisors and Potter Anderson to discuss receiving the Special Committee’s permission for CD&R and Stone Point to seek approximately $500 million of committed debt financing from the Company’s current lenders for purposes of post-closing matters. The representatives of CD&R and Stone Point also indicated that obtaining this debt financing would not be a closing condition for the Potential Transaction.
On February 6, 2023, representatives of Kirkland sent representatives of Simpson Thacher proposed terms for governance, liquidity and other matters with respect to the operations of the Company as a private company.

On February 7, 2023, representatives of each of CD&R and Jefferies held a discussion regarding CD&R’s confirmatory due diligence progress.
On February 8, 2023, the Special Committee held a meeting by videoconference with members of Company management, members of the Board affiliated with Stone Point and representatives of each of Potter Anderson, the Special Committee Financial Advisors, and V&E in attendance. With all meeting attendees present, Mr. Adolf reported on partner and investor feedback regarding the Company’s public announcement of exclusivity with CD&R and the price per share for a Potential Transaction. With only the Special Committee and the representatives of each of Potter Anderson, V&E, and the Special Committee Financial Advisors present, representatives of each of V&E and Potter Anderson provided an overview of the initial draft of the Merger Agreement and certain terms therein. With only the Special Committee and the representatives of each of Potter Anderson and the Special Committee Financial Advisors present, representatives of Jefferies reported on their due diligence communications with CD&R and provided an overview of the Company’s recent stock price performance and certain analyses in connection therewith, and representatives of Goldman Sachs reviewed certain of the Company’s business initiatives.
Also, on February 8, 2023, representatives of Kirkland and V&E met to discuss certain matters relating to the treatment of the Incentive Units granted to the NEOs in connection with the Company’s initial public offering (the “IPO Incentive Unit Awards”).
On February 9, 2023, representatives of each of CD&R, Stone Point and the Special Committee Financial Advisors held a discussion regarding certain outstanding due diligence matters.
On February 10, 2023, representatives of Kirkland delivered a revised draft of the Merger Agreement to representatives of each of Potter Anderson and V&E, which included a note indicating that the Merger Agreement would later be revised to collapse the Company’s “Up-C” structure. The revised draft of the Merger Agreement also (i) proposed that all “out of the money” options would be canceled for no consideration and that all unvested, but “in the money” options would be converted to contingent cash awards, in each case, at the closing of the Potential Transaction, (ii) reduced the length of the go-shop period from 60 days to 30 days and provided that, during the go-shop period, the Company could not negotiate with any party that it had already reached out to discuss a potential acquisition of the Company (such party, a “Restricted Party”), (iii) proposed a Company termination fee of 3.75% of the Company’s fully diluted equity value, a go-shop termination fee of 2.25% of the Company’s fully diluted equity value, (iv) limited Parent’s liability for monetary damages to an amount equal to 5.5% of the Company’s fully diluted equity value, (v) added certain covenants relating to the Company’s efforts to assist Parent with obtaining the contemplated debt financing for a Potential Transaction, and (vi) included additional regulatory representations to be made by, and covenants involving, the Company and its related businesses in the wealth management sector.
On February 11, 2023, Company management provided to representatives of CD&R, Stone Point and the Special Committee Financial Advisors its most recent analysis of the projections of certain prospective tax benefits covered under the Tax Receivable Agreements, net of payments required under the Tax Receivable Agreements with respect to such tax benefits, related to prior exchanges of Focus LLC Units and deemed exchanges (in connection with a Change of Control) of Focus LLC Units, which were prepared on February 9, 2023 (the “Tax Receivable Projections”). Company management provided several earlier iterations of the Tax Receivable Projections to CD&R, Stone Point and the Special Committee Financial Advisors, with iterations updating for subsequent exchanges of Focus LLC Units, changes in applicable interest rates, timing of payments and deemed exchanges in connection with a Change of Control at a variety of share prices.
Also on February 11, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors and V&E in attendance. The representatives of each of Potter Anderson and V&E discussed Kirkland’s revised draft of the Merger Agreement and certain of the proposed revisions therein, including with respect to the go-shop provision, the proposal on the termination fees and liability limitation and the proposed financing structure and obligations. The Special Committee provided direction to the representatives of Potter Anderson and V&E on certain of these issues. Representatives of Goldman Sachs also reported on their recent meeting with representatives of CD&R.
On February 12, 2023, representatives of Kirkland delivered drafts of the form of Equity Commitment Letter and Limited Guarantee to representatives of V&E and Potter Anderson.

Also on February, 12, 2023, representatives of Kirkland, V&E and Potter Anderson met to discuss the draft Merger Agreement and other outstanding transaction items.
Further on February 12, 2023, representatives of Kirkland sent a draft Interim Investors Agreement to representatives of Simpson Thacher. Between February 6, 2023 and February 26, 2023, representatives of CD&R, Stone Point, Kirkland and Simpson Thacher negotiated the terms of the Interim Investors Agreement, the governance and structure of the pro forma company resulting from a Potential Transaction, liquidity and other matters with respect to the operations of the Company as a private company. CD&R and Stone Point and their respective advisors held numerous meetings during this period to address outstanding matters related to the Interim Investors Agreement and governance and structure of the pro forma company resulting from a Potential Transaction.
On February 14, 2023, representatives of V&E delivered a revised draft of the Merger Agreement to Kirkland and Simpson Thacher, which such draft included, among other things, (i) an increase in the length of the proposed go-shop period to 40 days, the inclusion of an additional 15 days following the initial 40 day period for an excluded party to negotiate with the Company with respect to a superior proposal, and the removal of the Restricted Party concept from the go-shop period, (ii) a Company termination fee of 3.00% of the Company’s fully diluted equity value, a go-shop termination fee of 1.00% of the Company’s fully diluted equity value, (iii) a limitation on Parent’s liability to the Company for monetary damages of 7.00% of the Company’s fully diluted equity value, and (iv) a limitation on the Company’s liability to Parent for monetary damages of 3.00% of the Company’s fully diluted equity value.
Also, on February 14, 2023, representatives of CD&R conveyed CD&R’s position on several transaction items relating to Company management (that were not related to Company management’s go-forward role, equity holdings and compensation), including the post-closing corporate structure of the Company, the desire for Company management to agree to waive certain of their rights under their employment agreements with respect to the IPO Incentive Unit Awards in a Potential Transaction (the “Company Management Matters”), and the timing for engaging in discussions regarding Company management’s go-forward role, equity holdings and compensation.
On February 15, 2023, CD&R requested an approximate one-week extension of the exclusivity period set forth in the exclusivity agreement. The Special Committee did not respond to the request at that time.
On February 16, 2023, representatives of Kirkland and Potter Anderson met to discuss the treatment of the IPO Incentive Unit Awards in a Potential Transaction.
On February 17, 2023, representatives of each of V&E, Potter Anderson, Simpson Thacher and Kirkland met to discuss the draft Merger Agreement and other outstanding transaction items.
Also on February 17, 2023, representatives of Company management met with representatives of CD&R and Stone Point to discuss ongoing due diligence matters and updates on the recent financial performance of the Company and the Company’s near-term mergers and acquisitions pipeline.
On February 18, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, Goldman Sachs, Jefferies and V&E and members of Company management in attendance. With all meeting attendees present, Mr. Adolf reported on recent investor feedback regarding a Potential Transaction. After Company management’s departure from the meeting, the representatives of Potter Anderson and V&E discussed with the Special Committee certain key outstanding issues under the draft transaction documentation as they related to each of Company management and the Company and reported on their recent meeting with Simpson Thacher and Kirkland. The Special Committee and its advisors also discussed the proposed go-shop, the current status of the negotiations on the go-shop provisions, and whether certain terms for the proposed go-shop would allow Party I to effectively participate in a go-shop, if it chose to do so. The Special Committee and its advisors further discussed that exclusivity with CD&R was expected to lapse on February 20, 2023, at 11:59 p.m. New York time, and they discussed the Special Committee’s available leverage to secure its proposed terms on the go-shop and termination fees as a prerequisite for granting any exclusivity extension with CD&R. With only the Special Committee and the representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance, representatives of Goldman Sachs also reported on two in-bound communications regarding interest in the Company, including that neither in-bound communication expressed any pricing or other specific terms in respect of a potential acquisition of the Company, and that, consistent with the terms of the exclusivity agreement, Goldman Sachs had not responded. The Special Committee and its advisors also discussed connecting the Special Committee’s agreement to extend exclusivity with CD&R to the resolution of the Company Management Matters and CD&R confirming its willingness to proceed with terms generally consistent the Special Committee’s proposed positions on the go-shop and termination fees and, following the discussion, the Special Committee authorized Potter Anderson to negotiate the terms of the go-shop and termination fees within a range that would be considered market terms for transactions similar to a Potential Transaction. The Special Committee also authorized Mr. LeMieux to negotiate and approve the terms of any extension of exclusivity with CD&R on behalf of the Special Committee. Representatives of Goldman Sachs also reviewed certain of the Company’s business initiatives.
Beginning on February 19, 2023 and through February 27, 2023, the Special Committee, Company management, CD&R and Stone Point and their respective legal representatives exchanged multiple drafts of the transaction documentation, including, among other things, the Merger Agreement, the Company’s disclosure schedules, the Support Agreement, the Equity Commitment Letters, the Limited Guarantees, and the form of TRA Waiver and Exchange Agreement (including a term sheet with the expected material terms of the TRA Notes). The parties and their respective advisors held numerous meetings during this period to address outstanding transaction matters, including completion of due diligence review by CD&R and Stone Point.
On February 20, 2023, representatives of Potter Anderson conveyed the Special Committee’s proposed terms for the go-shop and related termination fees to Kirkland, including that (i) the go-shop would run for 40 days, with an additional 10 days for excluded parties, (ii) the go-shop termination fee would be an amount equal to 1.25% of the Company’s fully diluted equity value, the Company termination fee would be an amount equal to 3.25% of the Company’s fully diluted equity value, the Company’s liability for monetary damages to Parent would be capped at the amount of the Company termination fee, and the Parent liability for monetary damages to the Company would be capped at an amount equal to 6.5% of the Company’s fully diluted equity value, and (iii) there would not be a Restricted Parties concept for the go-shop in the Merger Agreement.
Later on February 20, 2023, representatives of Kirkland conveyed CD&R’s response on the go-shop provisions and related termination fees to the representatives of Potter Anderson and V&E, which included (i) accepting the Company’s go-shop time period proposal, termination fee proposal, the Parent liability limitation proposal, and the elimination of the Restricted Party concept proposal, and (ii) proposing the go-shop termination fee be set at an amount equal to 1.7% of the Company’s fully diluted equity value, the Company liability limitation be set at an amount equal to 6.5% of the Company’s fully diluted equity value, expense reimbursement for CD&R in the event the Company stockholders do not approve the Potential Transaction, and certain information rights for CD&R during the go-shop period.
Also on February 20, 2023, following discussion with the Special Committee, representatives of Potter Anderson conveyed to Kirkland the Special Committee’s response on the go-shop provisions and related termination fees, which included the go-shop termination fee set at an amount equal to 1.5% of the Company’s fully diluted equity value.
On February 20, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors and V&E in attendance. Representatives of Potter Anderson reported on a recent meeting involving Potter Anderson, V&E and Kirkland on the go-shop provision and related termination fees and reviewed the counterproposal from CD&R. The representatives of Potter Anderson, V&E and Goldman Sachs also reported on the status of the outstanding Company Management Matters. The Special Committee stated that it was prepared to let exclusivity lapse in the absence of the resolution on the parties’ differing proposals on the go-shop terms and related termination fee provisions and on the resolution of outstanding matters related to Company management. The Special Committee and its advisors discussed potential messages to CD&R and, after discussion, the Special Committee authorized representatives of Goldman Sachs to convey to each of the representatives of CD&R and Mr. Adolf that the Special Committee would be prepared to extend exclusivity between CD&R and the Company for a period of 48 hours, provided that the parties reach resolution on certain outstanding matters, including matters involving the IPO Incentive Unit Awards and the structuring of the deferral of the payment of Company management’s Holder TRA Payoff Amounts and that CD&R drop its request for expense reimbursement in the event the Company stockholders do not approve the Potential Transaction.

Later on February 20, 2023, representatives of Goldman Sachs conveyed the Special Committee’s messages to each of CD&R and Mr. Adolf. Following those conversations, Mr. Adolf and representatives of CD&R discussed and resolved the outstanding matters involving the IPO Incentive Unit Awards and the structuring of the deferral of the payment of Company management’s Holder TRA Payoff Amounts and reported such to representatives of Goldman Sachs. CD&R also dropped its request for expense reimbursement in the event that Company stockholders do not approve the Potential Transaction with CD&R. The representatives of CD&R requested, however, that the parties extend exclusivity by seven days.
Under the terms of the exclusivity agreement, exclusivity between CD&R and the Company lapsed on February 20, 2023, at 11:59 p.m. New York time.
During the morning of February 21, 2023, the members of the Special Committee and Potter Anderson discussed the proposed extension of exclusivity by seven days through separate email and telephone calls. After receiving feedback from the other Special Committee members, Mr. LeMieux proposed a five-day extension of exclusivity and directed Potter Anderson to inform Kirkland of such proposal. Representatives of Potter Anderson subsequently informed Kirkland of the Special Committee’s proposal that exclusivity be extended for five days.
In the morning on February 21, 2023, the Company and CD&R extended exclusivity through 11:59 p.m. New York time on February 26, 2023.
On February 24, 2023, Jefferies delivered an updated relationships disclosure memorandum to the Special Committee.
On February 25, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors and V&E and members of Company management in attendance. With all meeting attendees present, Company management reported on the negotiations of the terms and conditions of the transaction documents and on recent trading in the Company’s stock. Following Company management’s departure from the meeting, representatives of V&E and Potter Anderson reported on the current status of the draft transaction documentation and the timing for resolving the outstanding points under such agreements. Each of the representatives of the Special Committee Financial Advisors then separately reviewed Goldman Sachs’ and Jefferies’ preliminary financial analysis of the Company. Representatives of Goldman Sachs also reviewed certain of the Company’s business initiatives. The Special Committee Financial Advisors then reviewed the potential go-shop process and potential parties to contact during the go-shop period.
Also, on February 25, 2023, the representatives of Potter Anderson, Kirkland, V&E, Simpson Thacher, Stone Point, Company management, and CD&R held an “all-hands” meeting to discuss certain outstanding transaction items. During the course of the meeting, a representative of CD&R indicated that CD&R was supportive of certain ongoing business initiatives of the Company.
Also, on February 25, 2023, Goldman Sachs delivered an updated relationships disclosure memorandum to the Special Committee.
On February 26, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors and V&E in attendance. Representatives of Potter Anderson and V&E reported on the current drafts of the transaction documentation, on certain items that had been recently resolved among the parties and on certain outstanding transaction items. Following V&E’s departure from the meeting, the representatives of Potter Anderson provided an overview of the Special Committee’s fiduciary duties in connection with a Potential Transaction. With only the Special Committee and representatives of Potter Anderson in attendance, representatives of Potter Anderson then reviewed the form of Special Committee resolutions that had been previously circulated to the Special Committee. The Special Committee adjourned and later resumed its meeting following the resolution of the outstanding items on the Merger Agreement, with the representatives of each of Potter Anderson and the Special Committee Financial Advisors in attendance. At the reconvened meeting, the representatives of Potter Anderson provided an update on the resolution of the transaction matters under the draft Merger Agreement and confirmed that there were no economic changes to the agreement. At the request of the Special Committee, representatives of Goldman Sachs delivered Goldman Sachs’ oral fairness opinion, which was subsequently confirmed by delivery of a written opinion, dated February 27, 2023, to the effect that, as of the date of such opinion based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement was fair from a financial point of view to such holders. At the request of the Special Committee, representatives of Jefferies rendered Jefferies’ oral fairness opinion to the Special Committee to the effect that, as of the date of such oral opinion and based upon and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Merger Consideration to be received by the holders of Class A Common Stock that are Unaffiliated Stockholders pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. After Goldman Sachs’ and Jefferies’ departure from the meeting, and, after discussion at the meeting, the Special Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, and the Transaction Documents are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders; (ii) recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, and the Transaction Documents, and determine that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, and the Transaction Documents are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders; and (iii) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. In consideration of the time and effort expended by Jefferies beyond the anticipated scope of its engagement with the Special Committee, the Special Committee also unanimously approved an amendment to Jefferies’ engagement letter, which amendment would increase the total quantum of the discretionary payment that Jefferies would be eligible to receive in connection with its work advising the Special Committee on a Potential Transaction.
Prior to the Board meeting to consider the Special Committee’s recommendation, the Board adopted, by unanimous written consent, resolutions providing for additional compensation for the Special Committee members, in light of the work performed by the Special Committee and to be performed by the Special Committee during the go-shop period, that had exceeded the Company’s expectations when it first determined to structure compensation for each Special Committee member’s service on the Special Committee.
Following the Special Committee meeting on February 26, 2023, the Board held a special meeting by videoconference with representatives of each of V&E, Potter Anderson, the Special Committee Financial Advisors and members of Company management in attendance. The representatives of V&E reviewed the final terms of the unexecuted transaction documentation for a Potential Transaction and discussed the Board’s fiduciary duties in connection with a Potential Transaction. Mr. LeMieux provided an overview of the Special Committee’s process and recommendation to the Board. After discussion at the meeting, the Board unanimously (i) determined that the Merger Agreement and transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (ii) approved and declared advisable the Merger Agreement, the Support Agreement, the Limited Guarantee and the TRA Waiver and Exchange Agreements and the transactions contemplated thereby, including the Mergers, (iii) approved the execution and delivery of the Merger Agreement, the Support Agreement, the Limited Guarantee and the TRA Waiver and Exchange Agreements by the Company and the performance by the Company of its covenants and other obligations contained therein and the consummation of the Mergers and the other transactions contemplated by such agreements upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of Company’s stockholders at a meeting of the Company’s stockholders, and (v) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement.
On February 27, 2023, the parties executed the Merger Agreement, the Support Agreement, the Limited Guarantees and the TRA Waiver and Exchange Agreements. Stone Point and CD&R each delivered to the Company their Equity Commitment Letters. A press release was later issued that day by each of the Company and CD&R announcing the transaction. Stone Point also filed an amendment to its Schedule 13D on this date to disclose that the parties agreement on a transaction.
Beginning on February 27, 2023, at the direction of the Special Committee, representatives of the Special Committee Financial Advisors contacted 33 parties, including Party A, Party B, Party D, Party E, Party F, Party G, Party H, and Party I. Of the 33 parties contacted, only five parties, two strategic parties and three financial sponsors that owned strategic parties, requested nondisclosure agreements and indicated an interest in considering a potential acquisition. Three parties (each of whom had not previously been contacted by the Special Committee Financial Advisors) ultimately entered into nondisclosure agreements with the Company and were provided with access to a virtual data room to conduct initial due diligence. No party, including the three parties that had access to the Company’s virtual data room submitted a proposal, offer or indication of interest to acquire the Company during the go-shop period. Throughout the go-shop process, the Special Committee received numerous updates, either at formal meetings or through oral and/or written communications from the Special Committee Financial Advisors, on the status of each of the parties that had expressed an interest in evaluating a potential acquisition of the Company. On March 2, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, the Special Committee Financial Advisors and V&E and members of Company management to discuss views on the parties that had expressed an interest in considering a potential acquisition of the Company, and the information sharing with, and potential participation of, certain potential bidders in this process. After Company management’s departure from the meeting, the Special Committee and its advisors discussed the current status of the go-shop process and next steps with respect to those parties that had expressed interest in considering a potential acquisition of the Company. In addition, on March 22, 2023, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and the Special Committee Financial Advisors. The Special Committee Financial Advisors provided the Special Committee with an update on the go-shop process. Representatives of Goldman Sachs also discussed with the Special Committee certain of the Company’s business initiatives and recent developments with respect thereto.
The go-shop period expired at 11:59 p.m. Eastern Time on April 8, 2023.
Reasons for the Mergers; Recommendation of the Board; Fairness of the Mergers
The Board formed the Special Committee, comprised of four of the Company’s independent and disinterested directors, and empowered the Special Committee to, among other things, to (i) review, evaluate and negotiate a potential transaction involving the acquisition by CD&R of all of the outstanding shares of Company Common Stock (including all of the equity of Focus LLC) in a cash merger transaction or any alternative to such potential transaction, and (ii) recommend to the full Board what action, if any, should be taken by the Board with respect to the foregoing.
Recommendation of the Special Committee
The Special Committee unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (2) recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and determine that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (3) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. In addition, the Special Committee believes that the Mergers are fair to Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act (the “unaffiliated security holders”).
In the course of reaching its determination and making its recommendations, the Special Committee considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance and each of which the Special Committee viewed as being generally supportive of its determination and recommendations to the Board:
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Potential Strategic Alternatives.   The assessment of the Special Committee that none of the possible alternatives to the Mergers (including pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to the stockholders of the Company of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for the Company to create greater value for the stockholders of the Company, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks. The Special Committee also assessed that the proposed transaction presented a better value for the Unaffiliated Stockholders than continuing to operate the Company as a public company.
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Outcome of Strategic Pre-Signing Contacts.   At the direction of the Special Committee, the representatives of Goldman Sachs and Jefferies contacted or re-contacted seven (7) financial sponsors (exclusive of CD&R) and one (1) strategic party to gauge their interest in a potential acquisition of the Company. These pre-signing contacts supplemented initial pre-signing contacts conducted by the Board following its determination to explore strategic alternatives in which the Board had originally authorized an outreach by management and Goldman Sachs to five (5) financial sponsors, including CD&R. Each of the seven (7) financial sponsors and one (1) strategic party contacted by the Special Committee were selected by Special Committee based upon, among other things, the Special Committee’s view that such parties had the requisite financial capacity and interest in evaluating a potential acquisition of the Company and/or a transaction in the wealth management sector, and that such parties had the ability to engage in, and complete, a potential acquisition of the Company.

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Certainty of Value.   The consideration to be received by the stockholders of the Company in the Company Merger consists entirely of cash, which provides certainty of value and immediate liquidity at an attractive price measured against the ongoing business and financial execution risks of the Company’s business plan, including the internal and external risks associated with the Company’s long-term plan, and its continued operations as a public company and allows the stockholders of the Company to realize that value immediately upon the consummation of the Company Merger. In that regard, the Special Committee noted that the amount of cash to be received for each outstanding share of Class A Common Stock is fixed and will not be reduced if the share price of the Class A Common Stock declines prior to the effective time of the Company Merger.

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Best Value Reasonably Obtainable.   The belief of the Special Committee that CD&R had no additional value to offer the public stockholders of the Company above $53.00 per share, that such proposal represented CD&R’s “best and final” offer after repeatedly testing CD&R’s position on pricing for a transaction, and that $53.00 per share was the best value that the Special Committee could reasonably obtain from CD&R for the shares of Class A Common Stock, taking into account (1) the Special Committee’s assessment that other parties likely did not have either the interest in, or capability to, acquire the Company on the terms and conditions offered by CD&R, including based on the regulatory, financing and other execution risks applicable to each party; and (2) the Special Committee’s familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of the Company on a historical and prospective basis and its assessment of associated risks, including execution risks with respect to the Company’s business plan as a public company. In forming this belief, the Special Committee also considered that (1) CD&R was one of two parties out of the 10 potential parties contacted to submit a proposal; (2) only one other third party bidder submitted a proposal during this period to acquire the Company and such proposal, while at a value per share higher than CD&R’s final proposal, was preliminary and non-binding and was subject to the completion of due diligence, debt and equity financing contingencies and regulatory approvals, and the Special Committee risked losing the certainty of value offered by CD&R if it permitted the other bidder to move forward at that time on uncertain terms; and (3) the Special Committee received feedback from certain potential third party bidders for a potential acquisition of the Company that such bidders would have a difficult time obtaining the requisite financing, would not be able to effectively compete on pricing and/or elected not to proceed due to perceived business associated risks with the Company. The Special Committee believed that, after negotiations at the direction of the Special Committee and with the assistance of experienced independent legal and financial advisors, the Special Committee obtained the best terms and the highest price that CD&R was willing to pay for the Company, pursuant to a thorough process and that further negotiations would have created a risk of CD&R abandoning a potential transaction altogether. In addition, the Special Committee believed that, measured against the longer-term execution risks described above, the per share price reflects a fair and favorable price for the shares of Class A Common Stock.

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Premium to Market Price.   The Special Committee also considered that the $53.00 per share price constitutes (1) a premium of 36 percent to the 60 day volume weighted average price for the Class A Common Stock as of February 1, 2023, the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R; and (2) a premium of approximately 48 percent to the

Class A Common Stock closing trading price of $35.81 on December 28, 2022, the day that the Special Committee specifically authorized its financial advisors to broaden their outreach and contact other potential bidders regarding a potential acquisition of the Company.
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History of Negotiations.   The Special Committee negotiated vigorously with CD&R with respect to price and other terms in the Merger Agreement, including obtaining a price increase following CD&R’s revised indication of interest of $45.00 per share to $53.00 per share, which after consultation with representatives of the Special Committee Financial Advisors, the Special Committee believed represented the highest price that CD&R was willing to pay.

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Loss of Opportunity.   The Special Committee considered the possibility that, if the Special Committee declined to recommend the Merger Agreement, there may not be another opportunity for the Company’s stockholders to receive a comparably priced offer with a comparable level of closing certainty.

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Financial Condition, Results of Operations and Prospects of the Company; Risks of Execution.   The Special Committee also considered the current, historical and projected financial condition, results of operations and business of the Company, as well as the Company’s prospects and risks if it were to remain a public company. In particular, the Special Committee considered the Company’s then-current business plan, including management’s then-current Projections (as defined in the section titled “Special Factors — Unaudited Prospective Financial Information of the Company”). The Special Committee also considered the Company’s status as a public company, its current business plan and the potential opportunities and risks that it presented against, among other things, various execution, operational, market and other risks to achieving the business plan and related uncertainties, including: (1) that despite consistently meeting or exceeding its performance goals under its business plan, the public markets have not provided the Company with its desired financial valuation; (2) the likelihood that the business plan could be achieved in the face of macroeconomic, operational and execution risks; and (3) general risks related to market conditions that could negatively impact the Company’s valuation or reduce the price of the Class A Common Stock. In particular, the Special Committee considered the likelihood and timing of, and risks to, achieving the assumptions underlying the business plan and in the Projections.

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Among the potential risks identified by the Special Committee were: (1) the ability to achieve and/or maintain the projected core organic growth rate for the Company over the course of the projections period, (2) the quantum of capital deployed with respect to mergers and acquisitions activity over the projections period and the ability of Company management to execute on, and successfully implement, its mergers and acquisitions strategy and activity in an uncertain macroeconomic and high interest rate environment, and (3) the ability of the Company to achieve and/or maintain its anticipated Adjusted EBITDA margin expansion over the course of the projections period.

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The Special Committee also considered the challenges of a public company in making investments, operational changes, and improvements to realize greater long-term growth and profitability. The Special Committee was aware that such investments, changes and improvements could lead to disruption in the Company’s performance and expose the Company to scrutiny based on its quarter-over-quarter operational and financial metrics and results. The Special Committee was also aware that the price of the Class A Common Stock could be negatively impacted if the Company failed to meet investor expectations, including if the Company failed to meet its growth and profitability objectives.

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Based on the foregoing factors, the Special Committee considered that the Merger Consideration of $53.00 per share was more favorable to the Company’s stockholders than the potential value that might result from other alternatives reasonably available to the Company, including, but not limited to, the continued operation of the Company on a standalone basis.

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Opinion of Goldman Sachs.   The oral opinion of Goldman Sachs rendered to the Special Committee, subsequently confirmed by the delivery of its written opinion, dated as of February 27, 2023, that, as of the date of such opinion, and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

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Opinion of Jefferies.   The oral opinion of Jefferies rendered to the Special Committee, subsequently confirmed by delivery of its written opinion, dated February 26, 2023, to the effect, that, as of such date, and based on and subject to the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, matters, limitations, qualifications and assumptions set forth therein, the Merger Consideration to be received by the holders of shares of Class A Common Stock that are Unaffiliated Stockholders pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

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Negotiations with Parent and Terms of the Merger Agreement.   The terms of the Merger Agreement and the transactions contemplated thereby, which were reviewed and negotiated by the Special Committee with assistance from its outside legal counsel and financial advisors and, where appropriate, the Company’s outside legal counsel, and the fact that such terms were the product of arm’s-length negotiations between the parties, including the following favorable terms:

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the Company’s ability during the 40-day go-shop period to solicit Acquisition Proposals from, and participate in discussions and negotiations with, third parties, with an additional 10 days to negotiate a definitive agreement with qualifying parties;

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the Company’s ability to consider and respond to unsolicited Acquisition Proposals during and after the go-shop period, including to furnish information to and conduct negotiations with third parties under certain circumstances specified in the Merger Agreement;

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the ability of the Board, acting upon the recommendation of the Special Committee, and the Special Committee’s ability, in each case under certain circumstances specified in the Merger Agreement, to change, withdraw or modify the recommendation that the stockholders of the Company vote in favor of the adoption of the Merger Agreement;

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the Board’s ability, acting upon the recommendation of the Special Committee, under certain circumstances specified in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal. In that regard, the Special Committee believed that the termination fee payable by the Company in such instance was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers; and

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that certain funds managed by or affiliated with CD&R and Stone Point provided Limited Guarantees in favor of the Company, which guarantee certain obligations of Parent under the Merger Agreement.

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High Likelihood of Closing:   The likelihood that the Mergers would be completed, based upon, among other things (not in any relative order of importance):

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the fact that Parent and Merger Subs obtained committed equity financing for the transactions in an aggregate amount sufficient to fund the Required Amounts (as defined below), and the obligation of Parent and Merger Sub to use reasonable best efforts to obtain the equity financing and the limited number and nature of the conditions to the equity financing;

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the absence of a financing condition of any kind in the Merger Agreement;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement and the equity commitment letter, to seek specific performance of Parent’s obligation to cause the equity commitments to Parent to be funded pursuant to the Equity Commitment Letter;

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the Company’s ability, under certain circumstances pursuant to the Merger Agreement, to seek specific performance to prevent breaches of the Merger Agreement and enforce specifically the terms of the Merger Agreement; and

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the ability of investment funds managed by or affiliated with CD&R and Stone Point to complete large acquisition transactions.

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Appraisal Rights.   The Company’s stockholders have the right to exercise their statutory appraisal rights under Section 262 and receive payment of the fair value of their shares of Company Common Stock in lieu of the Merger Consideration, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL, unless and until any such Company stockholder fails to perfect or effectively withdraws or loses such holder’s right to appraisal and payment under the DGCL.
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Current and Historical Market Prices.   The current and historical market prices of the Class A Common Stock, taking into account the market performance of the Class A Common Stock relative to the capital stock of other participants in the industries in which the Company operates and general market indices.

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Other Factors.   The Special Committee also considered:

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that the terms of the Merger Agreement provide the Company sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Company Merger or the termination of the Merger Agreement; and

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the Special Committee’s belief that it was fully informed about the extent to which the interests of the Existing Stockholders in the Mergers differ from those of the Unaffiliated Stockholders.

In the course of reaching its determination and making its recommendations, the Special Committee also considered the following non-exhaustive list of uncertainties, risks and potentially negative factors concerning the Merger Agreement and the Mergers, which are not presented in any relative order of importance:
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No Stockholder Participation in Future Growth or Earnings.   The nature of the Company Merger as a cash transaction means that the stockholders of the Company (other than holders of the Rollover Units and Class A Rollover Shares) will not participate in the Company’s future earnings or growth and will not benefit from any appreciation in value of the Surviving Corporation. The Special Committee considered the other potential alternative strategies available to the Company as a public company, which, despite significant uncertainty and complexity, had the potential to result in a more successful and valuable company.

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Risk Associated with Failure to Consummate the Mergers.   The possibility that the Mergers might not be consummated, and if they are not consummated, that: (1) the Company’s directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of the Company during the pendency of the Mergers; (2) the Company will have incurred significant transaction and other costs; (3) the Company’s continuing business relationships with partners, partner firms and employees may be adversely affected; (4) the trading price of the Class A Common Stock could be adversely affected; (5) the contractual and legal remedies available to the Company in the event of the breach or termination of the Merger Agreement may be insufficient, costly to pursue, or both; and (6) the failure of the Mergers to be consummated could result in an adverse perception among the Company’s partners, partner firms, employees and investors about the Company’s prospects.

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Restrictions on Solicitation.   The Special Committee considered the following possible deterrents for third-parties in making acquisition proposals following the date of the Merger Agreement: (1) the restrictions imposed by the Merger Agreement on the Company’s solicitation of acquisition proposals from third parties after the go-shop period, and (2) CD&R’s right under the Merger Agreement to negotiate with the Company to match the terms of any Superior Proposal prior to the Company being able to terminate the Merger Agreement and accept a Superior Proposal.

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Loss of Opportunity with Other Potential Counterparties.   The possibility that another potential counterparty could have submitted a final acquisition proposal with a higher offer price than $53.00 per share of Class A Common Stock if the Company did not enter into the Merger Agreement and continued the process for a strategic transaction with other potential counterparties. However, the Special Committee preserved the right for potential counterparties to continue their evaluation of the Company through the go-shop period and negotiated for a lower termination fee that could become payable by the Company if it determined to enter into an alternative acquisition agreement with respect to a Superior Proposal with a party that participated in the go-shop period.

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Impact of Interim Restrictions on the Company’s Business Pending the Completion of the Mergers.    The restrictions on the conduct of the Company’s business prior to the consummation of the Mergers may delay or prevent the Company from undertaking strategic initiatives before the completion of the

Mergers that, absent the Merger Agreement, the Company might have pursued, or from taking certain actions aimed at incentivizing and retaining the Company’s employees.
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Effects of the Mergers Announcement.   The effects of the public announcement of the Mergers, including the: (1) effects on the Company’s employees, partners, partner firms, operating results and stock price; (2) impact on the Company’s ability to execute on strategic transactions or initiatives that the Company would otherwise pursue but for the public announcement and pendency of the Mergers; and (3) potential for litigation in connection with the Mergers.

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Termination Fees Payable by the Company.   The requirement that the Company pay Parent a termination fee of $69,392,000 or $150,350,000 under certain circumstances following the termination of the Merger Agreement, including if the Company terminates the Merger Agreement to enter into an alternative acquisition agreement relating to a Superior Proposal. The Special Committee considered the potentially discouraging impact that these termination fees could have on a third party’s interest in making a competing proposal to acquire the Company, but believes that the termination fee payable by the Company in such instance was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers.

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Interests of the Company’s Directors and Executive Officers.   The interests that the Company’s directors and executive officers may have in the Mergers, which may be different from, or in addition to, those of the Company’s other stockholders.

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Interests of Certain Significant Stockholders in the Mergers.   Investment funds or investment vehicles managed by or affiliated with Stone Point that are current stockholders of the Company were offered the opportunity, and elected, to participate in an equity rollover in CD&R’s potential acquisition of the Company, which such option to participate was not extended to all of the Company’s stockholders. In addition, investment funds or investment vehicles managed by or affiliated with Stone Point will be offered the opportunity to provide a new equity investment in the pro forma company resulting from CD&R’s acquisition of the Company. Furthermore, members of Company management may be offered the opportunity to roll over some or all of their equity interests in the Company in CD&R’s potential acquisition, and this opportunity will not be extended to all of the Company’s stockholders. As noted in this section, stockholders who roll over their equity will be able to participate in the future growth or earnings of the post-closing company with respect to that portion of their equity that they are rolling over and/or investing in the post-closing entity. However, those stockholders elected to forgo the certain value of the Merger Consideration for such rollover equity, which value the Special Committee found compelling for the Company’s stockholders.

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Cap on Parent’s Liability.   The Merger Agreement provides that the maximum aggregate liability of Parent for breaches under the Merger Agreement, the Limited Guarantees or the Equity Commitment Letters will not exceed, in the aggregate for all such breaches, the Parent Liability Limitation.

The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Mergers and to permit the Special Committee to represent effectively the interests of the Unaffiliated Stockholders. The Special Committee believes these factors support its determination and recommendations and provide assurance of the procedural fairness of the Mergers to the Unaffiliated Stockholders:
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Independence.   The Special Committee has consisted solely of independent and disinterested directors of the Board. In connection with appointing such directors to the Special Committee, the Board determined that each member on the Special Committee was independent of Company management, had no material relationship (business, familial or otherwise) with CD&R or any parties that would impair his or her ability to independently consider a potential acquisition of all of the outstanding shares of Company Common Stock (including all of the equity of Focus LLC) in a cash merger transaction (a “Potential Transaction”) and did not have a material interest in any Potential Transaction that is different from, or in addition to, the interests of the public stockholders of the Company.

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Negotiating Authority.   The power and authority granted to the Special Committee by the Board to, among other things, (1) review and evaluate the terms and conditions, and to determine the advisability of, any Potential Transaction or any alternative thereto, (2) negotiate with any potential acquiror (or any other party the Special Committee deemed appropriate) with respect to the terms and conditions of any Potential Transaction or any alternative thereto and, if the Special Committee deemed appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with any Potential Transaction or any alternative transaction on behalf of the Company, (3) determine whether a Potential Transaction or any alternative thereto negotiated by the Special Committee is fair to, and in the best interests of, the Company and its stockholders (or any subset of the stockholders of the Company that the Special Committee determines to be appropriate), and (4) recommend to the full Board what action, if any, should be taken by the Board with respect to a Potential Transaction or any alternative thereto.
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Active Involvement and Oversight.   The numerous meetings held by the Special Committee to discuss and evaluate, among other things, the Special Committee’s pre-signing contacts with other potential acquirors and the proposals from CD&R and the other potential buyer for the Company, and the Special Committee’s active oversight of the negotiation process. The Special Committee was actively engaged in this process on a regular basis and was provided with full access to Company management and its advisors in connection with its evaluation process.

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Independent Advice.   The Special Committee selected and engaged its own independent legal and financial advisors and received the advice of such advisors throughout its review, evaluation and negotiation of a potential acquisition of the Company.

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No Obligation to Recommend.   The recognition by the Special Committee that it had no obligation to recommend to the Board the approval of the Merger Agreement and the Mergers or any other transaction and had the authority to reject any proposals made. In fact, the Special Committee exercised its “power to say no” on multiple occasions in order to seek additional value from CD&R for the public stockholders of the Company.

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Prior Special Committee Action.   The Board was not permitted to approve a Potential Transaction or any alternative thereto or recommend a Potential Transaction or any alternative thereto for approval by the Company’s stockholders without a prior favorable recommendation of the Potential Transaction or any alternative thereto by the Special Committee.

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Stockholder Approvals.   The consummation of the Company Merger requires the affirmative vote of (1) the Majority of the Outstanding Shares and (2) the Majority of the Unaffiliated Shares.

In the course of making the decisions, determinations and recommendations described above (as applicable), the Board and the Special Committee did not consider the liquidation value of the Company because (1) they considered the Company to be a viable, going concern; (2) they believed that liquidation sales generally result in proceeds substantially less than sales of going concern; and (3) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company. For the foregoing reasons, the Board and the Special Committee did not consider liquidation value to be a relevant factor. Further, the Board and the Special Committee did not consider the Company’s net book value, which is an accounting concept, as a factor because they believe (x) that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and (y) net book value does not take into account the prospects of the Company, market conditions, trends in the industry in which the Company operates or the business risks inherent in the industry. In addition, the Board and the Special Committee did not consider recent purchases of shares of Company Common Stock as the Company had not repurchased shares of Company Common Stock during the preceding two years. The Board and the Special Committee believe that the trading price of the shares of Class A Common Stock at any given time represents the best available indicator of the Company’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Board and the Special Committee implicitly considered the value of the Company as a going concern by taking into account the value of the Company’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters.
Other than as described in this proxy statement, neither the Board nor Special Committee is aware of any firm offer by any other person during the prior two years for (1) a merger or consolidation of the Company with another company; (2) the sale or transfer of all or substantially all of the Company’s assets; or (3) a purchase of the Company’s securities that would enable such person to exercise control of the Company.

The Special Committee concluded that the uncertainties, risks and potentially negative factors relevant to the Mergers were outweighed by the potential benefits of the Mergers.
Recommendation of the Board
The Board, acting upon the recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement and transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (3) approved the execution and delivery of the Merger Agreement by the Company and the performance by the Company of its covenants and other obligations contained therein and the consummation of the Mergers and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, (4) directed that the adoption of the Merger Agreement be submitted to a vote of Company’s stockholders at a meeting of the Company’s stockholders, and (5) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. The Board, by a unanimous vote of the Company’s directors, recommends that the Company’s stockholders vote “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
In the course of reaching its determination and making its recommendation, the Board considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance:
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The Special Committee’s analysis (as to both substantive and procedural aspects of the transaction), conclusions and unanimous determination, which the Board adopted, that the Merger Agreement and related transactions contemplated thereby are fair to and in the best interests of the Company and the Unaffiliated Stockholders and the Special Committee’s unanimous recommendation that the Board approve the Merger Agreement and the transactions contemplated thereby.

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The procedural fairness of the transaction, including that the transaction was negotiated by the Special Committee consisting of four directors who are independent and disinterested, that the members of the Special Committee do not have an interest in the Mergers different from, or in addition to, that of the Unaffiliated Stockholders other than their interests described in the section titled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers,” and that the Special Committee was advised by its own independent legal and financial advisors.

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The fact that the Special Committee received an opinion addressed to it from Goldman Sachs that, as of February 27, 2023, the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, which opinion was based on and subject to assumptions made, procedures followed, matters considered and limitations on the review undertaken by Goldman Sachs in connection with the preparation of its opinion as more fully described in the section titled “Special Factors — Opinion of Goldman Sachs & Co. LLC”.

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The financial analysis of the Merger Consideration reviewed by Jefferies with the Special Committee as well as the opinion of Jefferies rendered to the Special Committee on February 26, 2023, to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Merger Consideration to be received the by the holders of Class A Common Stock that are Unaffiliated Stockholders pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as set forth in such opinion as more fully described below in the section of this proxy statement titled “Special Factors — Opinion of Jefferies LLC.”

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The Board’s consideration of the current, historical and projected financial condition, results of operations and business of the Company, as well as the Company’s prospects and risks if it were to remain a public company.

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The fact that the Special Committee was fully empowered to review, evaluate and negotiate a potential transaction involving the acquisition by CD&R of all of the outstanding shares of Company Common Stock (including all of the equity of Focus LLC) in a cash merger transaction or any alternative to such potential transaction and to say “no” definitively to any transaction.

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Four members of the board, Joseph Feliciani, Jr, George S. LeMieux, Greg S. Morganroth and Elizabeth R. Neuhoff (collectively, the “Unaffiliated Directors”) are included in the defined term “Unaffiliated Stockholders”; accordingly, any shares they beneficially own will be counted toward the vote of Majority of the Unaffiliated Shares. While the Unaffiliated Directors are deemed to be “affiliates” of the Company under Rule 13e-3 of the Exchange Act and thus are not deemed to be “unaffiliated security holders” for purposes of Rule 13e-3, the Board and the Special Committee viewed the vote of Majority of the Unaffiliated Shares as a procedural safeguard of the interests of the unaffiliated security holders because they considered the interests of the Unaffiliated Directors to be entirely aligned with those of the unaffiliated security holders. Accordingly, the Board and the Special Committee considered the vote of Majority of the Unaffiliated Shares as a factor in support of their determination that the Mergers are fair to the Company’s unaffiliated security holders.

The Board concluded that the uncertainties, risks and potentially negative factors relevant to the Mergers were outweighed by the potential benefits of the Mergers.
In addition, the Special Committee and the Board were aware of and considered the interests that the Company’s directors and executive officers may have with respect to the Mergers that may differ from, or are in addition to, their interests as stockholders of the Company generally, as described in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers.”
This discussion of the information and factors considered by the Special Committee and the Board includes the material positive and negative factors considered by the Special Committee and the Board, but it is not intended to be exhaustive and may not include all the factors considered by the Special Committee or the Board. Neither the Special Committee nor the Board quantified or assigned any relative or specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and the transactions contemplated thereby. Rather, the Special Committee and the Board each viewed its position and recommendation as being based on the totality of the information presented to and factors considered by it. In addition, individual members of the Special Committee and the Board may have given differing weights to different factors. This explanation of the reasoning of the Special Committee and the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Information.”
Position of the Parent Entities as to the Fairness of the Mergers
Position of the CD&R Entities as to the Fairness of the Company Merger
Under a possible interpretation of the SEC rules governing Rule 13e-3 “going-private” transactions, each of the CD&R Entities may be deemed to be affiliates of the Company and, therefore, required to express their beliefs as to the fairness of the Company Merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Company Merger is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The CD&R Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The views of the CD&R Entities as to the fairness of the Company Merger should not be construed as a recommendation to any stockholder of the Company as to how that stockholder should vote on the Merger Agreement Proposal.
The CD&R Entities did not participate in the deliberations of the Special Committee or the Board regarding, nor receive advice from the respective legal, financial or other advisors of the Special Committee or the Board as to, the fairness of the Company Merger. The CD&R Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Company Merger to the Unaffiliated Stockholders. No CD&R Entity received any report, opinion or appraisal from any outside party materially related to the Merger Consideration or the fairness of the Merger Consideration or Mergers to the Unaffiliated Stockholders or the Existing Stockholders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Special Committee and the Board discussed in the section of this proxy statement entitled “Special Factors — Reasons for the

Company Merger; Recommendation of the Board; Fairness of the Company Merger” (which analysis and resulting conclusions the CD&R Entities adopt), the CD&R Entities believe that the Company Merger is substantively fair to the Unaffiliated Stockholders. In particular, the CD&R Entities considered the following factors:
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the fact that the Merger Consideration represents an approximately 36% premium to the Company’s 60-day volume weighted average price for the Class A Common Stock as of the close on February 1, 2023 (the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R) and an approximately 48% premium to the closing price of the Company’s Class A Common Stock on December 28, 2022 (the day the Special Committee specifically authorized its financial advisors to broaden their outreach contact other specified potential bidders regarding a potential acquisition of the Company);

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the fact that the Special Committee, comprised solely of disinterested and independent members of the Board, unanimously recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers;

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the fact that the Board, acting on the recommendation of the Special Committee, unanimously recommended that the stockholders of the Company vote in favor of adoption of the Merger Agreement;

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the fact that the Merger Consideration is all cash, thus allowing the Unaffiliated Stockholders to immediately realize a certain and fair value for their shares and, as a result, to no longer be exposed to the various risks and uncertainties related to continued ownership of the Company Common Stock, which include, among others, the following:

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the volatility in the stock price of the Class A Common Stock due to general market volatility and global economic uncertainty;

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the decline in the stock price of the Class A Common Stock due to failures of the Company to meet its guidance on operating and financial performance and the expectations of its investors and analysts;

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the absence of any current plans by the Company to pay dividends on the Class A Common Stock, meaning that the appreciation in the price of Class A Common Stock is the only opportunity for holders of the Class A Common Stock to achieve a return on their investment; and

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future sales or issuances of Class A Common Stock in the public market, which could lead to further reductions in the stock price or a dilution of ownership interests in the Company.

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the fact that the Mergers will provide liquidity for the Unaffiliated Stockholders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales; and

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the fact that there are no conditions to the Mergers that are unlikely to be satisfied and that the Mergers are not conditioned on any financing being obtained by Parent, increasing the likelihood that the Mergers will be consummated and that the Merger Consideration to be paid to the Unaffiliated Stockholders in the Mergers will be received.

The CD&R Entities further believe that the Company Merger is procedurally fair to the Unaffiliated Stockholders based upon, among other things, the following factors:
•
notwithstanding that the opinions of Jefferies and Goldman Sachs were provided solely for the information and assistance of the Special Committee and none of the CD&R Entities are entitled to, and did not, rely on such opinions, the fact that the Special Committee received opinions from Jefferies and Goldman Sachs, regarding the fairness of the Merger Consideration to the Unaffiliated Stockholders;

•
the fact that the Special Committee was fully informed about the extent to which the interests of the Trident Entities in the Mergers differed from those of the Unaffiliated Stockholders;

•
the fact that the Special Committee retained, and had the benefit of advice from, independent and nationally recognized legal and financial advisors;

•
the fact that the Merger Consideration was the result of the Special Committee’s extensive arm’s-length negotiations with CD&R;

•
the fact that the Special Committee had no obligation to recommend any transaction, including a transaction with Parent, and that the Special Committee had the authority to reject any proposals made by Parent or any other person;

•
the fact that the closing of the Mergers is conditioned on the Company’s receipt of the Requisite Company Stockholder Approvals, including the adoption of the Merger Agreement by the affirmative vote of the Majority of the Unaffiliated Shares;

•
the Company’s ability during the go-shop period to solicit, initiate, propose, induce, encourage or facilitate the making, submission or announcement of, or knowingly encourage, facilitate or assist, any discussion, proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, an Acquisition Proposal, furnish any non-public information relating to the Company and its subsidiaries or afford to any such third parties access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries and continue, enter into, maintain, participate or engage in discussions or negotiations with any third parties with respect to an Acquisition Proposal, and cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers discussions or negotiations or any effort or attempt to make any Acquisition Proposal;

•
the Company’s ability, at any time from and after the end of the go-shop period, to provide information to, and engage or participate in any discussions or negotiations with, the person or parties making such a proposal, if the Board, upon recommendation of the Special Committee, or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes or is reasonably likely to result in a Superior Proposal and that the failure to take such actions would reasonably be expected to be inconsistent with its fiduciary duties under applicable law;

•
the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into an alternative acquisition agreement related to a Superior Proposal, subject to paying Parent a termination fee of $150,350,000 (or $69,392,000, if the Company terminated the Merger Agreement to enter into an alternative acquisition agreement relating to a Superior Proposal with an Excluded Party prior to the Cut-Off Time or any Person prior to the No-Shop Period Start Date), subject to and in accordance with the terms and conditions of the Merger Agreement; and

•
the availability of appraisal rights to the Company’s stockholders who comply with all of the required procedures under DGCL for exercising appraisal rights, which allow such stockholders to seek appraisal of the fair value of their shares.

The CD&R Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the Company Merger, including the following factors:
•
the fact that (i) the Unaffiliated Stockholders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future; (ii) the risk that the Mergers might not be completed in a timely manner or at all; and (iii) the fact that Parent and Merger Subs are newly formed entities with essentially no assets other than (1) the funding commitments of CD&R Fund XII and the Trident Guarantors and (2) the rollover commitments of the Rollover Stockholders;

•
the restrictions on the conduct of the Company’s business prior to the completion of the Mergers set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Mergers;

•
the negative effect that the pendency of the Mergers, or a failure to complete the Mergers, could potentially have on the Company’s business and relationships with its partner firms and the principals who manage their businesses, including retaining and hiring key personnel and maintaining partner firm clients and others with whom the Company and its partner firms do business;
•
subject to the terms and conditions of the Merger Agreement, following the expiration of the go-shop period, the Company and its subsidiaries are restricted from soliciting, initiating, proposing, inducing, encouraging or facilitating the making, submission or announcement of an Acquisition Proposal or knowingly encouraging, facilitating or assisting, any discussion, proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; and

•
the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $150,350,000 (or $69,392,000, if the Company terminated the Merger Agreement to enter into an alternative acquisition agreement relating to a Superior Proposal with an Excluded Party prior to the Cut-Off Time or any Person prior to the No-Shop Period Start Date), subject to and in accordance with the terms and conditions of the Merger Agreement, and the processes required to terminate the Merger Agreement, including the opportunity for CD&R to make revisions to its Merger proposal, could discourage other potential acquirors from making a competing bid to acquire the Company.

The foregoing discussion of the information and factors considered and given weight by the CD&R Entities in connection with the fairness of the Company Merger are not intended to be exhaustive but is believed to include all material factors considered by them. The CD&R Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Company Merger. Rather, the CD&R Entities reached their position as to the fairness of the Company Merger after considering all of the foregoing as a whole. The CD&R Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Company Merger to the Unaffiliated Stockholders. This position should not, however, be construed as a recommendation to any stockholder of the Company to approve the Merger Agreement. The CD&R Entities make no recommendation as to how stockholders of the Company should vote their shares relating to the Company Merger. The CD&R Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the Unaffiliated Stockholders, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders.
Based on the CD&R Entities’ knowledge and analysis of available information regarding the Company, the Special Committee and the Board, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Special Committee and the Board and discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Mergers; Recommendation of the Board; Fairness of the Mergers,” the CD&R Entities believe that the Company Merger is fair to the Unaffiliated Stockholders.
Position of the Trident Entities as to the Fairness of the Company Merger
Under the SEC rules governing Rule 13e-3 “going private” transactions, each of the Trident Entities may be deemed to be affiliates of the Company and, therefore, required to express their beliefs as to the fairness of the Company Merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Company Merger is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Trident Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The views of the Trident Entities as to the fairness of the Company Merger should not be construed as a recommendation to any stockholder of the Company as to how that stockholder should vote on the Merger Agreement Proposal.
The Trident Entities did not participate in the deliberations of the Special Committee regarding, nor receive advice from the respective legal, financial or other advisors of the Special Committee as to, the fairness of the Company Merger. The Trident Entities have not performed, or engaged a financial advisor to perform, any financial or other analysis for the purposes of assessing the fairness of the Company Merger to the Unaffiliated Stockholders. No Trident Entity received any report, opinion or appraisal from any outside party materially related to the Merger Consideration or the fairness of the Merger Consideration or Company Merger to the Unaffiliated Stockholders or the Existing Stockholders.

The Trident Entities have interests in the Company Merger that are different from, and in addition to, the Unaffiliated Stockholders of the Company. The Special Committee negotiated the terms and conditions of the Company Merger and the Merger Agreement on behalf of the Company, with the assistance of the Special Committee’s respective legal, financial or other advisors. The Special Committee, comprised solely of disinterested and independent members of the Board, unanimously recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Company Merger, and that, subject to Board approval, the Board recommend that the stockholders of the Company vote in favor of adoption of the Merger Agreement. The Board, acting on the recommendation of the Special Committee, unanimously recommended that the stockholders of the Company vote in favor of adoption of the Merger Agreement.
Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Special Committee and the Board discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Company Merger; Recommendation of the Board; Fairness of the Company Merger” (which analysis and resulting conclusions the Trident Entities agree with and adopt), the Trident Entities believe that the Company Merger is substantively fair to the Unaffiliated Stockholders. In particular, the Trident Entities considered the following factors:
•
the fact that the Merger Consideration represents an approximately 36% premium to the Company’s 60-day volume weighted average price for the Class A Common Stock as of the close on February 1, 2023 (the last trading day prior to the Company’s announcement that it has entered into exclusivity with CD&R) and an approximately 48% premium to the closing price of the Company’s Class A Common Stock on December 28, 2022 (the day the Special Committee specifically authorized its financial advisors to broaden their outreach and to contact other specified potential bidders regarding a potential acquisition of the Company);

•
the fact that the Special Committee, comprised solely of disinterested and independent members of the Board, unanimously recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers;

•
the fact that the Board, acting on the recommendation of the Special Committee, unanimously recommended that the stockholders of the Company vote in favor of adoption of the Merger Agreement

•
the fact that the Merger Consideration is all cash, thus allowing the Unaffiliated Stockholders to immediately realize a certain and fair value for their shares and, as a result, to no longer be exposed to the various risks and uncertainties related to continued ownership of the Company Common Stock, which include, among others, the following:

•
the volatility in the stock price of the Class A Common Stock due to general market volatility and global economic uncertainty;

•
the decline in the stock price of the Class A Common Stock due to failures of the Company to meet its guidance on operating and financial performance and the expectations of its investors and analysts;

•
the absence of any current plans by the Company to pay dividends on the Class A Common Stock, meaning that the appreciation in the price of Class A Common Stock is the only opportunity for holders of the Class A Common Stock to achieve a return on their investment; and

•
future sales or issuances of Class A Common Stock in the public market, which could lead to further reductions in the stock price or a dilution of ownership interests in the Company.

•
the fact that the Mergers will provide liquidity for the Unaffiliated Stockholders without the delays that would otherwise be necessary in order to liquidate the positions of larger holders and without incurring brokerage and other costs typically associated with market sales; and

•
the fact that there are no conditions to the Mergers that are unlikely to be satisfied and that the Mergers are not conditioned on any financing being obtained by Parent, increasing the likelihood that the

Mergers will be consummated and that the Merger Consideration to be paid to the Unaffiliated Stockholders in the Mergers will be received.
The Trident Entities further believe that the Company Merger is procedurally fair to the Unaffiliated Stockholders based upon, among other things, the following factors:
•
notwithstanding that the opinions of Jefferies and Goldman Sachs were provided solely for the information and assistance of the Special Committee and none of the Trident Entities are entitled to, and did not, rely on such opinions, the fact that the Special Committee received opinions from Jefferies and Goldman Sachs, regarding the fairness of the Merger Consideration to the Unaffiliated Stockholders;

•
the fact that the Board formed the Special Committee comprised solely of disinterested and independent members of the Board and, other than their other interests described in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers”;

•
the fact that the Special Committee was fully informed about the extent to which the interests of the Trident Entities in the Mergers differed from those of the Unaffiliated Stockholders;

•
the fact that the Special Committee retained, and had the benefit of advice from, independent and nationally recognized legal and financial advisors;

•
the fact that the Merger Consideration was the result of the Special Committee’s extensive arm’s-length negotiations with CD&R;

•
the fact that the Special Committee had no obligation to recommend any transaction, including a transaction with CD&R, and that the Special Committee had the authority to reject any proposals made by CD&R or any other person;

•
the fact that the closing of the Mergers is conditioned on the Company’s receipt of the Requisite Company Stockholder Approvals, including the adoption of the Merger Agreement by the affirmative vote of the Majority of the Unaffiliated Shares;

•
the Company’s ability during the go-shop period to solicit, initiate, propose, induce, encourage or facilitate the making, submission or announcement of, or knowingly encourage, facilitate or assist, any discussion, proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, an Acquisition Proposal, furnish any non-public information relating to the Company and its subsidiaries or afford to any such third parties access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, continue, enter into, maintain, participate or engage in discussions or negotiations with any third parties with respect to an Acquisition Proposal, and cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers discussions or negotiations or any effort or attempt to make any Acquisition Proposal;

•
the Company’s ability, at any time from and after the end of the go-shop period, to provide information to, and engage or participate in any discussions or negotiations with, the person or parties making such a proposal, if the Board, upon recommendation of the Special Committee, or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes or is reasonably likely to result in a Superior Proposal and that the failure to take such actions would reasonably be expected to be inconsistent with its fiduciary duties under applicable law;

•
the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into an alternative acquisition agreement related to a Superior Proposal, subject to paying Parent a termination fee of $150,350,000 (or $69,392,000, if the Company terminated the Merger Agreement to enter into an alternative acquisition agreement relating a Superior Proposal with an Excluded Party prior to the Cut-Off Time or any Person prior to the No-Shop Period Start Date), subject to and in accordance with the terms and conditions of the Merger Agreement; and

•
the availability of appraisal rights to the Company’s stockholders who comply with all of the required procedures under the DGCL for exercising appraisal rights, which allow such stockholders to seek appraisal of the fair value of their shares.

The Trident Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the Company Merger, including the following factors:
•
the fact that (i) the Unaffiliated Stockholders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future; (ii) the risk that the Mergers might not be completed in a timely manner or at all; and (iii) the fact that Parent and Merger Subs are newly formed entities with essentially no assets other than (1) the funding commitments of CD&R Fund XII and the Trident Guarantors and (2) the rollover commitments of the Rollover Stockholders;

•
the restrictions on the conduct of the Company’s business prior to the completion of the Mergers set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Mergers;

•
the negative effect that the pendency of the Mergers, or a failure to complete the Mergers, could potentially have on the Company’s business and relationships with its partner firms and the principals who manage their businesses, including retaining and hiring key personnel and maintaining partner firm clients and others with whom the Company and its partner firms do business;

•
subject to the terms and conditions of the Merger Agreement, following the expiration of the go-shop period, the Company and its subsidiaries are restricted from soliciting, initiating, proposing, inducing, encouraging or facilitating the making, submission or announcement of an Acquisition Proposal or knowingly encouraging, facilitating or assisting, any discussion, proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; and

•
the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $150,350,000 (or $69,392,000, if the Company terminated the Merger Agreement to enter into an alternative acquisition agreement relating a Superior Proposal with an Excluded Party prior to the Cut-Off Time or any Person prior to the No-Shop Period Start Date), subject to and in accordance with the terms and conditions of the Merger Agreement, and the processes required to terminate the Merger Agreement, including the opportunity for CD&R to make revisions to its Merger proposal, could discourage other potential acquirors from making a competing bid to acquire the Company.

The foregoing discussion of the information and factors considered and given weight by the Trident Entities in connection with the fairness of the Company Merger are not intended to be exhaustive but is believed to include all material factors considered by them. The Trident Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Company Merger. Rather, the Trident Entities reached their position as to the fairness of the Company Merger after considering all of the foregoing as a whole. The Trident Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Company Merger to the Unaffiliated Stockholders. This position should not, however, be construed as a recommendation to any stockholder of the Company to approve the Merger Agreement. The Trident Entities make no recommendation as to how stockholders of the Company should vote their shares relating to the Company Merger.
Based on the Trident Entities’ knowledge and analysis of available information regarding the Company, the Special Committee and the Board, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Special Committee and the Board and discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Company Merger; Recommendation of the Board; Fairness of the Company Merger,” the Trident Entities believe that the Company Merger is fair to the Unaffiliated Stockholders.
Opinion of Goldman Sachs & Co. LLC
At a meeting of the Special Committee on February 26, 2023, Goldman Sachs rendered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated February 27, 2023, that as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated February 27, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Special Committee in connection with its consideration of the Mergers. Goldman Sachs’ opinion is not a recommendation as to how any holder of Class A Common Stock should vote with respect to the Mergers, or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the Merger Agreement;

•
annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2018, 2019, 2020, 2021 and 2022;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•
certain publicly available research analyst reports for the Company;

•
certain other communications from the Company to its stockholders;

•
the November 28 Forecasts, as approved for Goldman Sachs’ use by the Special Committee, which together with the Tax Receivable Projections and the Tax Amortization Projections are referred to as the “Projections” (as defined in the section titled “Special Factors — Unaudited Prospective Financial Information of the Company”);

•
certain tax receivable benefits and payments projections for the Company prepared by its management, as approved for Goldman Sachs’ use by the Special Committee, which are referred to as the Tax Receivable Projections; and

•
certain tax amortization benefits projections for the Company prepared by its management, as approved for Goldman Sachs’ use by the Special Committee, which are referred to as the Tax Amortization Projections.

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition, and future prospects of the Company; reviewed the reported price and trading activity for the Class A Common Stock; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with the Special Committee’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Special Committee’s consent that the Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Mergers will be obtained without any adverse effect on the expected benefits of the Mergers in any way meaningful to its analysis. Goldman Sachs also assumed that the Mergers will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the transactions contemplated by the Merger Agreement or the relative merits of the transactions contemplated by the Merger Agreement as compared to any strategic alternatives that may be available to the

Company, including a proposal made by a third party at a higher price in cash per share of Class A Common Stock than in the transactions contemplated by the Merger Agreement, which proposal the Special Committee advised Goldman Sachs that the Special Committee determined not to pursue prior to the execution of the Merger Agreement; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the Unaffiliated Stockholders, as of the date of the opinion, of the Merger Consideration to be paid to such holders in the Company Merger pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement, the Focus LLC Agreement, the Tax Receivable Agreements, the TRA Waiver and Exchange Agreements or the transactions contemplated by the Merger Agreement or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement, the Focus LLC Agreement, the Tax Receivable Agreements, the TRA Waiver and Exchange Agreements or entered into or amended in connection with the transactions contemplated by the Merger Agreement, any payment pursuant to the Merger Agreement, the Focus LLC Agreement, the Tax Receivable Agreements or the TRA Waiver and Exchange Agreements (other than the payment of the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger, the extent contemplated in Goldman Sachs’ opinion), the fairness of the transactions contemplated by the Merger Agreement, or any consideration received in connection therewith by, the holders of the Class B Common Stock, the holders of any other class of securities, creditors, or other constituencies of the Company or the cancellation of the shares of Class B Common Stock; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons in connection with the transactions contemplated by the Merger Agreement, whether relative to the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which shares of Class A Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or Parent or the transactions contemplated by the Merger Agreement, or as to the impact of the transactions contemplated by the Merger Agreement on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
Summary of Financial Analyses
The following is a summary of the financial analyses delivered by Goldman Sachs to the Special Committee in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 24, 2023, the last trading day before the public announcement of the Mergers, and is not necessarily indicative of current market conditions.
Historical Stock Trading Analysis.   Goldman Sachs reviewed the historical trading prices and volumes for the Class A Common Stock for the period commencing on the initial public offering of the Company and ending on February 24, 2023.
Goldman Sachs analyzed the consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement in relation to (i) the closing price per share of Class A Common Stock on February 1, 2023, the last trading day prior to Company’s announcement that it had entered into exclusivity with CD&R, (ii) the closing price per share of Class A Common Stock on September 14, 2022, the last trading day before CD&R submitted its first written indication of interest, (iii) the closing price per share of Class A Common Stock on November 1, 2022, the day on which the Special Committee was formed, (iv) the closing price per share of Class A Common Stock on December 28, 2022, the day the Special

Committee specifically authorized the Special Committee Financial Advisors to contact other specified potential bidders regarding a potential acquisition of the Company, (v) the volume-weighted average price (“VWAP”) per share of Class A Common Stock for the preceding 30-trading day period ended February 1, 2023, (vi) the VWAP per share of Class A Common Stock for the preceding 60-trading day period ended February 1, 2023, (vii) the VWAP per share of Class A Common Stock for the preceding 90-trading day period ended February 1, 2023, (viii) the high closing price per share of Class A Common Stock for the 52-week period ended February 1, 2023 and (ix) the low closing price per share of Class A Common Stock for the 52-week period ended February 1, 2023.
This analysis indicated that the price per share to be paid to the Unaffiliated Stockholders holders pursuant to the Merger Agreement represented:
•
a premium of 14.5% based on the closing price per share of Class A Common Stock on February 1, 2023, the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R was announced of $46.27 per share;

•
a premium of 40.0% based on the closing price per share of Class A Common Stock on September 14, 2022, the last trading day before CD&R submitted its first written indication of interest of $37.87 per share;

•
a premium of 51.5% based on the closing price per share of Class A Common Stock on November 1, 2022, the last day on which the Special Committee was formed of $34.98 per share;

•
a premium of 48.0% based on the closing price per share of Class A Common Stock on December 28, 2022, the day the Special Committee specifically authorized the Special Committee Financial Advisors to contact other specified potential bidders for a potential acquisition of the Company of $35.81 per share;

•
a premium of 29.0% to the VWAP per share of Class A Common Stock for the preceding 30-trading day period ended February 1, 2023 of $41.09 per share;

•
a premium of 35.8% to the VWAP per share of Class A Common Stock for the preceding 60-trading day period ended February 1, 2023 of $39.04 per share;

•
a premium of 44.1% to the VWAP per share of Class A Common Stock for the preceding 90-trading day period ended February 1, 2023 of $36.78 per share;

•
a discount of 2.2% to the 52-week high closing price per share of Class A Common Stock for the period ended February 1, 2023 of $54.20 per share; and

•
a premium of 72.9% to the 52-week low closing price per share of Class A Common Stock for the period ended February 1, 2023 of $30.65 per share.

Illustrative Discounted Cash Flow Analysis.   Using the Projections, Goldman Sachs performed an illustrative discounted cash flow analysis of the Company to derive a range of illustrative present values per share of Class A Common Stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 9.00% to 11.25%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of December 31, 2022 (i) estimates of Unlevered Free Cash Flows for the Company for the fiscal years 2023 through 2027 as reflected in the Projections, (ii) a range of illustrative terminal values for the Company, which were calculated by applying terminal year exit price-to-earnings (“P/E”) multiples ranging from 8.5x to 10.5x, to 2027E Adjusted Net Income to be generated by the Company, as reflected in the Projections, and added terminal year net debt to derive a range of terminal year enterprise values, and (iii) the projected purchased intangible amortization and associated cash tax benefit for the Company as reflected in the Projections. The range of terminal year P/E exit multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account historical trading multiples of the Company. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company’s, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for the Company as described above and then subtracted the Company’s net debt, certain contingent and deferred consideration, and added the amount of certain of the Company’s investments and the benefit to the Company under the Tax Receivable Agreements, in each case, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Company, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, using the treasury stock method, to derive a range of illustrative present values per share ranging from $40.76 to $63.12.
Illustrative Present Value of Future Share Price Analysis.   Using the Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Class A Common Stock. Goldman Sachs derived a range of theoretical future values per share of Class A Common Stock for the Company as of December 31, for each of the years 2023 through 2025 by applying illustrative next twelve months’ (“NTM”) P/E multiples ranging from 8.0x to 10.0x to estimates of the Company’s earnings per share for each of the years 2024 through 2026. This illustrative range of NTM P/E multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical NTM P/E multiples for the Company.
Goldman Sachs then discounted these implied future equity values per share of Class A Common Stock to December 31, 2022, using an illustrative discount rate of 13.7%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $36.02 to $59.09 per share of Class A Common Stock.
Premia Paid Analysis.   For reference purposes only, Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from 2018 through 2022 involving a public company based in the United States as the target where the disclosed enterprise values for the transaction were between $3 billion and $8 billion. For the entire period, using publicly available information, Goldman Sachs calculated the mean, median, 25th percentile and 75th percentile premiums of the price paid in the selected transactions relative to the target’s last closing stock price at each of the 1-day, 30-day and the 52-week high prior to announcement of the transaction. The following shows a summary of the results of the review:
Entire Period	Premium to 1-Day	Premium to 30-Day	Premium/(Discount) to 52-Week High
25th Percentile	10%	21%	(4)%
75th Percentile	51%	52%	21%
Median	18%	33%	7%
Mean	31%	41%	7%
Based on its review of the foregoing data and its professional judgment and experience, Goldman Sachs applied a reference range of illustrative premia of 21%-52% (based on 25th and 75th percentiles of the premia paid in acquisitions announced over the entire period relative to the target company’s share price as of 30 days prior to the original announcement of the transaction) to the closing price per share of Class A Common Stock as of February 1, 2023. This analysis resulted in a range of implied equity values per share of Class A Common Stock of $44.95 to $56.49.
52-Week Trading Range.   For reference purposes only, Goldman Sachs reviewed the 52-week trading range of the Company’s Class A Common Stock based upon market data for the period ending February 1, 2023, which indicated low to high closing prices per share of Class A Common Stock during such period of $30.65 to $54.20.
Analyst Price Targets.   For reference purposes only, Goldman Sachs reviewed the price targets for Class A Common Stock reflected in eight recently published publicly available Wall Street research analyst reports as of February 1, 2023, which indicated low to high price targets per share of Class A Common Stock of $41.00 to $52.00.

Selected Valuation Levels for Public Comparables.   For reference purposes only, Goldman Sachs reviewed and compared certain financial information, ratios and public market multiples for the following publicly traded corporations in the wealth management industry, which we refer to in this section of the proxy statement as the “Selected Companies”:
•
Brokerage / Wealth

•
Ameriprise Financial, Inc. U.S.

•
Raymond James Financial, Inc.

•
LPL Financial Holdings, Inc.

•
Stifel Financial Corp.

•
Avantax, Inc.

•
Discount Brokers

•
Charles Schwab & Co., Inc.

•
Tech Enabled Wealth

•
Assetmark, Inc.

Although none of the Selected Companies is directly comparable to the Company, the Selected Companies included were chosen because they are publicly traded companies in the wealth management industry with operations that, for purposes of analysis, may be considered similar to certain operations of the Company.
Goldman Sachs also calculated and compared various financial multiples and ratios based on financial and trading data as of February 24, 2023, using information Goldman Sachs obtained from public filings and Institutional Brokers’ Estimate System estimate. With respect the selected companies, Goldman Sachs calculated among other metrics:
•
P/E multiples for fiscal years 2023 and 2024; and

•
multiples of enterprise value (“EV”) to estimated EBITDA for fiscal years 2023 and 2024;

The results of these calculations are summarized as follows:
Selected Companies	Price / Earnings Multiple		EV / EBITDA Multiple
	2023E	2024E	2023E	2024E
Median – Brokerage / Wealth	10.8x	10.7x	8.2x	7.9x
Median – Discount Brokers	17.4	14.1	12.7	11.4
Median – Tech Enabled Wealth	13.6	12.7	9.3	8.6
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or Parent or the contemplated transaction.
Goldman Sachs prepared these analyses for purposes of providing its opinion to the Special Committee as to the fairness from a financial point of view of the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Merger Consideration was determined through arm’s-length negotiations between the Special Committee and CD&R. Goldman Sachs provided advice to the Special Committee during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the Mergers.
As described above, Goldman Sachs’ opinion to the Special Committee was one of many factors taken into consideration by the Special Committee in making its determinations and recommendations with respect to the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Company Merger. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.
Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including CD&R, and any of its respective affiliates and portfolio companies, Stone Point, affiliates of which are significant stockholders of the Company, affiliates of Ruediger Adolf, a significant stockholder of the Company, and affiliates of Rajini Kodialam, a significant stockholder of the Company, or any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transactions contemplated by the Merger Agreement. Goldman Sachs acted as a financial advisor to the Special Committee in connection with, and participated in certain of the negotiations leading to, the transactions contemplated by the Merger Agreement. Goldman Sachs has provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a follow-on public offering of Class A Common Stock in February 2021; as bookrunner with respect to a follow-on public offering of Class A Common Stock in December 2021; and as a participant in the Company’s revolving credit facility as of November 2022. During the two-year period ended February 27, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to the Company and/or its affiliates of approximately $5 million, as determined by Goldman Sachs based on its books and records. Goldman Sachs also has provided certain financial advisory and/or underwriting services to CD&R and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Beacon Roofing Supply, Inc., a portfolio company of funds associated with CD&R, with respect to the sale of its interiors business in February 2021; as bookrunner with respect to the initial public offering of common stock of Agilon Health, Inc., a portfolio company of funds associated with CD&R, in April 2021, and with respect to the follow-on public offering in September 2021; as bookrunner with respect to the initial public offering of common stock of Core & Main LP, a portfolio company of funds associated with CD&R, in July 2021, and with respect to the follow-on public offering in January 2022; as financial advisor to Clayton Dubilier and Rice (UK), an affiliate of CD&R, with respect to its acquisition of Wm Morrison Supermarkets plc in October 2021; as bookrunner with respect to a U.S. Dollar first-lien term and a Euro first-lien term loan to Fort Dearborn Company, a portfolio company of funds associated with CD&R, in October 2021; and as financial advisor to CD&R with respect to its acquisition of Cornerstone Building Brands, Inc. in July 2022. During the two-year period ended February 27, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to CD&R and/or its affiliates and portfolio companies of approximately $114 million, as determined by Goldman Sachs based on its books and records. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Stone Point and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a follow-on public offering of common stock of Broadstone Net Lease LLC (“Broadstone”), a portfolio company of funds associated with Stone Point, in

June 2021; as bookrunner with respect to the issuance of investment grade notes of Broadstone in September 2021; as bookrunner with respect to the initial public offering of HireRight Inc., a portfolio company of funds associated with Stone Point, in October 2021; as bookrunner with respect to a follow-on public offering of common stock of Broadstone in August 2022; as financial advisor to a consortium co-led by Stone Point, with respect to the consortium’s pending acquisition of TIAA Bank, announced in November 2022; and as bookrunner with respect to term loans to Alliant Holdings Intermediate, LLC, a portfolio company of funds associated with Stone Point, in February 2023. During the two-year period ended February 27, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Stone Point and/or its affiliates and portfolio companies of approximately $48 million, as determined by Goldman Sachs based on its books and records. During the two-year period ended February 27, 2023, Goldman Sachs has not been engaged by Ruediger Adolf or his affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. During the two-year period ended February 27, 2023, Goldman Sachs has not been engaged by Rajini Kodialam or her affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, Parent, CD&R, Stone Point, Ruediger Adolf, Rajini Kodialam, and their respective affiliates and/or as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs also may have co-invested with CD&R and Stone Point and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of CD&R and Stone Point from time to time and may do so in the future.
The Special Committee selected Goldman Sachs as its financial advisor because of, among other things, it is an internationally recognized investment banking firm that has substantial experience in serving as a financial advisor on transactions similar to the Mergers. Pursuant to a letter agreement dated November 16, 2022, the Special Committee engaged Goldman Sachs to act as a financial advisor to the Special Committee in connection with a possible transaction involving the sale of all or a substantial portion of the outstanding capital stock of the Company. Pursuant to the engagement letter between the Special Committee, the Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee that is estimated, based on the information available as of the date of announcement, of up to approximately $25.4 million, $2 million of which became payable upon the delivery of Goldman Sachs’s opinion to the Special Committee, and the remainder of which is contingent upon consummation of the Mergers. Because of the complexity of the Potential Transaction and in order to incentivize and adequately compensate Goldman Sachs, Goldman Sachs may be entitled to a discretionary fee of up to approximately $6.9 million, payable at the Special Committee’s full and absolute discretion. In determining whether to pay a discretionary fee, if any, the Special Committee may consider, among other things (i) the Special Committee’s satisfaction with the services rendered by Goldman Sachs, (ii) the existing aggregate fees already payable to Goldman Sachs for its service to the Special Committee in connection with the Special Committee’s evaluation of a Potential Transaction or that would become payable to Goldman Sachs for its service to the Special Committee upon the consummation of the Mergers, and (iii) the actual work performed by Goldman Sachs in relation to the anticipated scope of work under its engagement letter with the Special Committee. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Additional Presentations by Goldman Sachs
In addition to the presentation made to the Special Committee on February 26, 2023 described above, Goldman Sachs also made various preliminary presentations containing preliminary financial analyses to the Special Committee on November 16, 2022, November 23, 2022, December 14, 2022, December 18, 2022 (with materials dated December 16, 2022) and February 25, 2023. Copies of these written preliminary presentations and a copy of the presentation made to the Special Committee on February 26, 2023 have been filed as exhibits (c)(1) - (c)(6) to the Schedule 13E-3 filed with the SEC in connection with the proposed Mergers. These written preliminary presentations and the presentation made to the Special Committee on February 26, 2023 will be available to any interested stockholder of the Company (or any representative of a stockholder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.

None of the various preliminary presentations to the Special Committee, alone or together, constitute, or form the basis for, an opinion of Goldman Sachs. Information contained in the various preliminary presentations is substantially similar to the information provided in Goldman Sachs’ presentation to the Special Committee on February 26, 2023, as described above. A summary of the written preliminary presentations is provided below. The following summary, however, does not purport to be a complete description of the written preliminary presentations or of the preliminary financial analyses performed by Goldman Sachs.
The November 16, 2022 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Historical Stock Trading Analysis”;

•
a summary of certain publicly available research analyst reports for the Company;

•
a summary of the November 15 Forecasts; and

•
an illustrative analysis at various prices for the Class A Common Stock.

The November 23, 2022 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Historical Stock Trading Analysis”;

•
a summary of certain publicly available research analyst reports for the Company;

•
a summary of the November 15 Forecasts and an illustrative analysis at various prices for the Class A Common Stock;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Discounted Cash Flow Analysis”;

•
a preliminary illustrative present value of future share price analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Present Value of Future Share Price Analysis”; and

•
preliminary historical mergers and acquisitions premia analyses of similar precedent transactions between $3 billion and $8 billion.

The December 14, 2022 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Historical Stock Trading Analysis”;

•
a summary of certain publicly available research analyst reports for the Company;

•
a summary of the November 15 Forecasts and an illustrative analysis at various prices for the Class A Common Stock;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Discounted Cash Flow Analysis,” and sensitivities based on differing assumptions;

•
a preliminary illustrative present value of future share price analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Present Value of Future Share Price Analysis”; and

•
preliminary historical mergers and acquisitions premia analyses of similar precedent transactions between $3 billion and $8 billion.

The December 16, 2022 materials, presented to the Special Committee on December 18, 2022, contained, among other information:
•
a summary of the Company’s stock price performance since its initial public offering;

•
a summary of certain publicly available research analyst reports for the Company;

•
a summary of the November 28 Forecasts and an illustrative analysis at various prices for the Class A Common Stock;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Discounted Cash Flow Analysis,” and sensitivities based on differing assumptions;

•
a preliminary illustrative present value of future share price analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Present Value of Future Share Price Analysis”; and

•
preliminary historical mergers and acquisitions premia analyses of similar precedent transactions between $3 billion and $8 billion.

The February 25, 2023 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Historical Stock Trading Analysis”;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Discounted Cash Flow Analysis”; and

•
a preliminary illustrative present value of future share price analysis similar to that described above under “Special Factors — Opinion of Goldman Sachs & Co. LLC — Summary of Financial Analyses — Illustrative Present Value of Future Share Price Analysis”.

The preliminary financial analyses in these preliminary presentations were based on market, economic and other conditions as they existed as of the dates of the respective presentations as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, Goldman Sachs continued to refine various aspects of its financial analyses with respect to the Company until February 26, 2023.
Opinion of Jefferies LLC
The Special Committee retained Jefferies as a financial advisor in connection with a possible sale, disposition or other business transaction or series of transactions involving all or a majority of the assets or outstanding capital stock of the Company. In connection with this engagement, the Special Committee requested that Jefferies evaluate the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Class A Common Stock that are Unaffiliated Stockholders pursuant to the Merger Agreement. At a meeting of the Special Committee held on February 26, 2023, Jefferies rendered its oral opinion to the Special Committee, which was subsequently confirmed by delivery of a written opinion dated February 26, 2023, to the effect that, as of the date of such opinion and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as described in its opinion, the Merger Consideration to be received by the holders of shares of Class A Common Stock that are Unaffiliated Stockholders pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.
The full text of Jefferies’ opinion, which describes the various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Jefferies, is attached as Annex

C to this proxy statement and is incorporated herein by reference. Jefferies has consented to the inclusion of its written opinion and description thereof in this proxy statement. The Company encourages you to read the opinion carefully and in its entirety. Jefferies’ opinion was provided for the use and benefit of the Special Committee (in its capacity as such) in its evaluation of the Merger Consideration from a financial point of view and did not address any other aspect of the Mergers or any other matter. Jefferies’ opinion did not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor did it address the underlying business decision by the Company to engage in the Mergers or the terms of the Merger Agreement or the documents referred to therein (including the Tax Receivable Agreements, any amendments thereto or agreements in connection therewith or any payments thereunder). Jefferies’ opinion did not constitute a recommendation as to how any holder of Class A Common Stock should vote on the Company Merger or any matter related thereto. The following summary is qualified in its entirety by reference to the full text of Jefferies’ opinion.
In arriving at its opinion, Jefferies, among other things:
(i)
reviewed an execution version, provided to Jefferies on February 26, 2023, of the Merger Agreement;

(ii)
reviewed certain publicly available financial and other information about the Company;

(iii)
reviewed certain information furnished to Jefferies by the Company’s management, including financial analyses relating to the business, operations, tax attributes and prospects of the Company;

(iv)
held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

(v)
reviewed the share trading price history and valuation multiples for the Class A Common Stock and compared them with those of certain publicly traded companies that Jefferies deemed relevant;

(vi)
compared the proposed financial terms of the Company Merger with the financial terms of certain other transactions that Jefferies deemed relevant; and

(vii)
conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

In Jefferies’ review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company or that was publicly available to Jefferies (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies. Jefferies relied on assurances of the management of the Company that it was not aware of any facts or circumstances that would make any of the foregoing information incomplete, inaccurate or misleading. In Jefferies’ review, it did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did Jefferies conduct a physical inspection of any of the properties or facilities of, the Company, and Jefferies was not furnished with, and assumed no responsibility to obtain, any such evaluations or appraisals.
With respect to the financial forecasts provided to and examined by Jefferies, Jefferies noted that projecting future results of any company is inherently subject to uncertainty. However, Jefferies was informed by the Company, and assumed, that the financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. Jefferies expressed no opinion as to the financial forecasts or the assumptions on which they were made.
Jefferies’ opinion was based on economic, monetary, regulatory, market and other conditions existing and which could be evaluated as of the date thereof. Jefferies expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting Jefferies’ opinion of which it became aware after the date thereof.
Jefferies made no independent investigation of any legal or accounting matters affecting the Company and assumed the correctness in all respects material to its analysis of all legal and accounting advice given to the Company and its Board and the Special Committee, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement to the Company and its stockholders. In addition, in preparing its opinion, Jefferies did not take into account any tax consequences of the transaction to any holder of Class A Common Stock. Jefferies assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Mergers, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, Parent or the contemplated benefits of the Mergers.
Jefferies’ opinion did not address the fairness to, or any other consideration of, the holders of any class of securities (including shares of Class B Common Stock and Common Units), creditors or other constituencies of the Company or any other party, other than holders of Class A Common Stock that are the Unaffiliated Stockholders. Jefferies’ opinion also did not address the allocation of the aggregate consideration among the various classes of shares of capital stock or other equity interests of the Company and Focus LLC. Jefferies did not express an opinion as to the price at which shares of Class A Common Stock would trade at any time. Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Mergers relative to the Merger Consideration to be received by the holders of Class A Common Stock that are Unaffiliated Stockholders or otherwise. Jefferies’ opinion was authorized by the Fairness Committee of Jefferies LLC.
In connection with rendering its opinion to the Special Committee, Jefferies performed certain financial and comparative analyses, including those described below. The following summary is not a complete description of all analyses performed and factors considered by Jefferies in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the public trading analysis summarized below, no company used as a comparison was identical or directly comparable to the Company. These analyses necessarily involved complex considerations and judgments concerning financing characteristics and other factors that could affect the public trading or other values of the companies concerned.
Jefferies believes that its analyses and the summary below must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Jefferies’ analyses and opinion. Jefferies did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.
The estimates of the future performance of the Company in or underlying Jefferies’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, Jefferies considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. Estimates of the financial value of companies or businesses do not purport to be appraisals or necessarily reflect the prices at which companies, businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the implied reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Jefferies’ view of the actual value of the Company or its businesses or securities.
The terms of the Mergers were determined through arm’s length negotiations between the Special Committee and CD&R, and the decision by the Special Committee to recommend to the Board that it approve and declare advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, was solely that of the Special Committee. Jefferies’ opinion and financial analyses were only one of many factors considered by the Special Committee in its evaluation of the Mergers and should not be viewed as determinative of the views of the Special Committee, Board or the Company management with respect to the Mergers or the Merger Consideration payable in the Company Merger.
Financial Analysis
The summary of the financial analyses described in this section is a summary of the material financial analyses reviewed with the Special Committee and performed by Jefferies in connection with its analyses and opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies’ financial analyses. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses. The following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 24, 2023 and is not necessarily indicative of current or future market conditions.
Selected Public Companies Analysis
Jefferies reviewed publicly available financial, stock market and operating information of the Company and the following ten selected publicly traded companies that Jefferies classified as independent broker dealers, turnkey asset management programs (“TAMPs”) or multi-affiliate asset managers and that Jefferies considered generally relevant for purposes of its analysis, collectively referred to in this subsection as the “selected companies”:
Independent Broker Dealers
•
LPL Financial Holdings Inc.

•
Avantax Inc.

TAMPs
•
AssetMark Financial Holdings, Inc.

•
SEI Investments Co.

•
Envestnet Inc.

Multi-Affiliate Asset Managers
•
Affiliated Managers Group, Inc.

•
Virtus Investment Partners Inc.

•
Artisan Partners Asset Management Inc.

•
CI Financial Corp.

•
Victory Capital Holdings Inc.

In its analysis, Jefferies derived multiples for each of the selected companies by reviewing the closing stock price per share of each of the selected companies as of February 24, 2023 (the last full trading day prior to announcement of the Mergers) as a multiple of estimated adjusted earnings per share for calendar year 2023 (which is referred to below as “CY 2023E EPS”). Estimated financial information of the selected companies was based on publicly available research analysts’ estimates, including from consensus estimates from Visible Alpha Insights and Capital IQ.
This analysis indicated the following:
Selected Companies Multiples
Price / CY 2023E EPS
	Mean	Median
Independent Broker Dealers(1)	12.5x	12.5x
TAMPs	20.0x	16.0x
Multi-Affiliate Asset Managers	7.5x	7.4x

(1)
Includes only LPL Financial Holdings Inc., as Avantax Inc. did not have sufficient research coverage following the sale of TaxACT Holdings, Inc.

Jefferies applied a selected range of 9.5x to 12.5x to its calculated Adjusted Net Income (including Tax Adjustments) per share for calendar year 2023, based on the November 28 Forecasts to determine an implied equity reference range per share of Class A Common Stock of $42.09 to $55.38, as compared to the Merger Consideration of $53.00.
None of the selected companies is identical to the Company. In evaluating the selected public companies, Jefferies made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the Company’s and Jefferies’ control.
Selected Precedent Transactions Analysis
Jefferies reviewed, to the extent available, financial information for the following 12 selected transactions involving companies that Jefferies classified as wealth management companies, TAMPs and multi-affiliate asset managers and that, given business and financial characteristics of such companies, Jefferies considered generally relevant for purposes of analysis, collectively referred to in this subsection as the “selected transactions”:
Wealth Management Companies
Announced	Acquiror	Target
March 2019	Blucora, Inc.	1st Global, Inc.
April 2018	Hellman & Friedman LLC	Financial Engines Inc.
April 2017	Stone Point Capital LLC/ Kohlberg Kravis Roberts & Co. LP	Focus Financial Partners, LLC
October 2015	Blucora, Inc.	HD Vest Financial Services Inc.
November 2015	Financial Engines Inc.	The Mutual Fund Store LLC
November 2019	Advisor Group, Inc.	Ladenburg Thalmann Financial Services Inc.
December 2020	LPL Financial Holdings Inc./ Macquarie Management Holdings, Inc.	Waddell & Reed Financial, Inc.
TAMPS
Announced	Acquiror	Target
April 2017	Huatai Securities Co., Ltd.	Assetmark Inc.
Multi-Affiliate Asset Managers
Announced	Acquiror	Target
October 2020	Morgan Stanley	Eaton Vance Corp.
February 2020	Virtus Investment Partners, Inc.	RidgeWorth Investments
February 2020	Franklin Resources, Inc.	Legg Mason, Inc.
November 2018	Victory Capital Holdings Inc.	USAA Asset Management Company
Jefferies reviewed, among other information, transaction values of the selected transactions, calculated as the enterprise values implied for the target companies involved in the selected transactions based on the consideration paid or payable in the selected transactions, as a multiple of the latest 12 months EBITDA of the target companies as of the announcement date of the applicable selected transaction. Financial data of the selected transactions were based on publicly available research analysts’ estimates, public filings and other available information.
The overall low to high latest 12 months EBITDA multiples observed for the selected transactions involving wealth management companies was 7.9x to 18.0x (with a median multiple of 13.5x) the latest 12 months EBITDA multiple observed for the selected transaction involving a TAMP was 19.5x and the overall low to high latest 12 months EBITDA multiples observed for the selected transactions involving multi-affiliate asset managers was 6.6x to 11.1x (with a median multiple of 9.9x).
Jefferies then applied a selected range of latest 12 months EBITDA multiples derived from the selected transactions of 11.0x to 17.0x to the Company’s calendar year 2022 Adjusted EBITDA. This analysis indicated an implied equity reference range per share of Class A Common Stock of $37.60 to $72.14, as compared to the Merger Consideration of $53.00.
Discounted Cash Flow Analysis
Jefferies performed a discounted cash flow analysis of the Company by calculating the estimated present value of the stand-alone Unlevered Free Cash Flows that the Company was forecasted to generate during the fiscal years ending December 31, 2023 through December 31, 2027 based on the Projections. Jefferies performed a discounted cash flow analysis of the Company’s Acquisition-Related Capital Deployment based on the Projections during the fiscal years ending December 31, 2023 through December 31, 2027, in addition to a deferred or contingent portion that related to pre-2023 mergers and acquisitions activity and a portion that was estimated, based on the Projections, to be paid on a deferred or contingent basis beyond the fiscal year ending December 31, 2027 in each of the fiscal years ending December 31, 2029 and December 31, 2032. The terminal value range of the Company was calculated by applying a multiple range of 8.75x to 9.75x to the Company’s estimated Adjusted EBITDA for the fiscal year ending December 31, 2027, which implied a range of perpetuity growth rates of 2.1% to 3.8% to the Company’s estimated Unlevered Free Cash Flows for the fiscal year ending December 31, 2027 (including normalized levels of capital expenditures, working capital and depreciation and amortization), based on the Projections. The present values of the Unlevered Free Cash Flows, Acquisition-Related Capital Deployment and terminal values were then discounted to present value using a selected discount rate range of 10.5% to 11.5%, based on an estimate of the Company’s weighted average cost of capital, to arrive at a range of enterprise values. In order to derive a range of equity values, Jefferies added to the range of enterprise values the present values of the purchased intangibles tax benefit and tax receivable agreement cash tax benefit based on the Projections, each calculated using a selected discount rate range of 11.4% to 12.6% based on the Company’s implied cost of equity, and subtracted the Company’s net debt as of December 31, 2022. The values in this equity range were then divided by the resulting number of fully diluted shares outstanding using the treasury stock method to calculate a range of implied per share equity values for the Company. This analysis indicated a reference range of implied per share equity values of $45.85 to $60.16 per share, as compared to the Merger Consideration of $53.00 per share.
Certain Additional Information
Jefferies observed certain additional information that was not considered part of Jefferies’ financial analysis with respect to its opinion but was noted for informational purposes, including the following:
•
the historical trading performance of the shares of Class A Common Stock during the 52-week period ended February 1, 2023 (the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R), which indicated low and high intraday prices for the shares of Class A Common Stock during such 52-week period of $30.27 per share and $54.61 per share, respectively, as compared to the Merger Consideration of $53.00; and

•
publicly available stock price targets for the shares of Class A Common Stock of 10 research analysts, which indicated a stock price target range of $35.00 to $55.00 per share of Class A Common Stock, as compared to the Merger Consideration of $53.00.

Other Presentations by Jefferies
In addition to the presentation made to the Special Committee on February 26, 2023 described above under “Special Factors — Opinion of Jefferies LLC” Jefferies made preliminary presentations containing preliminary financial analyses to the Special Committee on January 4, 2023 and February 25, 2023. Copies of these written preliminary presentations and a copy of the Jefferies’ presentation made to the Special Committee on February 26, 2023 have been filed as exhibits (c)(8) - (c)(10) to the Schedule 13E-3 filed with the SEC in connection with the proposed Mergers.
None of the various preliminary presentations to the Special Committee, alone or together, constitute, or form the basis for, an opinion of Jefferies. Information contained in the preliminary presentations are substantially similar to the information provided in Jefferies’ oral and written presentation to the Special Committee on February 26, 2023, as described above under “Special Factors — Opinion of Jefferies LLC.” A summary of the preliminary presentations is provided below. The following summary, however, does not purport to be a complete description of the written preliminary presentations or of the preliminary financial analyses performed by Jefferies.
The January 4, 2023 materials presented to the Special Committee by Jefferies contained, among other information:
•
a summary of CD&R’s proposal to the Special Committee, dated December 10, 2022;

•
a review of the financial forecasts provided by the Company’s management;

•
a preliminary discounted cash flow analysis, similar to that described above under “Special Factors — Opinion of Jefferies LLC — Discounted Cash Flow Analysis”;

•
a preliminary public trading multiples analysis, similar to that described above under “Special Factors — Opinion of Jefferies LLC — Selected Public Companies Analysis”;

•
a preliminary precedent transaction multiples analysis, similar to that described above under “Special Factors — Opinion of Jefferies LLC — Selected Precedent Transactions Analysis”;

•
a summary of tactical considerations with respect to the contemplated transactions; and

•
an illustrative analysis at various prices for the Class A Common Stock.

The February 25, 2023 materials presented to the Special Committee contained, among other information:
•
a summary of the key transaction terms based on a draft of the Merger Agreement, dated February 22, 2023;

•
a review of the financial forecasts provided by the Company’s management;

•
a preliminary discounted cash flow analysis, similar to that described above under “Special Factors — Opinion of Jefferies LLC — Discounted Cash Flow Analysis”;

•
a preliminary public trading multiples analysis, similar to that described above under “Special Factors — Opinion of Jefferies LLC — Selected Public Companies Analysis”;

•
a preliminary precedent transaction multiples analysis, similar to that described above under “Special Factors — Opinion of Jefferies LLC — Selected Precedent Transactions Analysis”.

The preliminary financial analyses in these preliminary presentations were based on market, economic and other conditions as they existed as of the date of the presentation as well as other information that was available at such time. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, Jefferies continued to refine various aspects of its financial analyses with respect to the Company until February 26, 2023.
Miscellaneous
The Company has agreed to pay Jefferies for its financial advisory services in connection with the Mergers an aggregate fee which is estimated as of the date of this proxy statement to be up to $4.5 million, $300,000 of which became payable on execution of the engagement letter with Jefferies, $200,000 of which became payable one month after the execution of the engagement letter with Jefferies, $3 million of which became payable on delivery of Jefferies’ opinion to the Special Committee and the remainder of which is payable contingent on the closing of the Mergers. Because of the complexity of the Potential Transaction and in order to incentivize and adequately compensate Jefferies, Jefferies may be entitled to a discretionary fee of up to $8.0 million, payable at the Special Committee’s full and absolute discretion. In determining whether to pay a discretionary fee, if any, the Special Committee may consider, among other things (i) the Special Committee’s satisfaction with the services rendered by Jefferies, (ii) the existing aggregate fees already payable to Jefferies for its service to the Special Committee in connection with the Special Committee’s evaluation of a Potential Transaction or that would become payable to Jefferies for its service to the Special Committee upon the consummation of the Mergers, and (iii) the actual work performed by Jefferies in relation to the anticipated scope of work under its engagement letter with the Special Committee. In addition, the Company agreed to pay Jefferies, for services rendered in connection with any go-shop or post-signing market check, an additional monthly fee of $150,000 beginning on the one-month anniversary of the execution of the Merger Agreement for the duration of the go-shop or post-signing market check period, up to a maximum of $300,000, which is credited against the remaining fees payable contingent on the closing of the Mergers.
In addition, the Company agreed to reimburse Jefferies for expenses, including fees and expenses of counsel, incurred in connection with Jefferies’ engagement and to indemnify Jefferies and related parties against liabilities, including liabilities under federal securities laws, arising out of or in connection with the services rendered and to be rendered by Jefferies under its engagement.
As the Special Committee is aware, in the past two years, Jefferies did not provide financial advisory and financing services to the Company or its affiliates. As the Special Committee is also aware, Jefferies has, in the past, provided financial advisory and financing services to CD&R or its affiliates and financing services to Stone Point or its affiliates, and may continue to do so and has received, and may receive, fees for the rendering of such services. During the two-year period ended February 24, 2023, Jefferies received $9.0 million in financial advisory fees and $9.4 million in debt financing fees from CD&R and $3.7 million in debt financing fees from Stone Point. Jefferies maintains a market in the securities of the Company and, in the ordinary course of its business, Jefferies and its affiliates may trade or hold securities of the Company or Parent and/or their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions in those securities. In addition, Jefferies may seek to, in the future, provide financial advisory and financing services to the Company, Parent or entities that are affiliated with the Company or Parent, for which Jefferies would expect to receive compensation.
Jefferies was selected as a financial advisor to the Special Committee in connection with its evaluation of a Potential Transaction because, among other things, Jefferies is an internationally recognized investment banking firm with substantial experience in advising on mergers and acquisition transactions and based on its familiarity with the Company’s business and industry. Jefferies is regularly engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.
Purpose and Reasons of the Company for the Mergers
The Company’s purpose for engaging in the Mergers is to enable its stockholders to receive the Merger Consideration, which represents an approximately (1) 14.5% premium to the closing price of the Class A Common Stock on February 1, 2023 (the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R), (2) a 36% premium to the Company’s 60-day volume weighted average price for the Class A Common Stock on February 1, 2023 (the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R), and (3) 48% premium to the closing price of the Class A Common Stock on December 28, 2022 (the day the Special Committee specifically authorized its financial advisors to broaden their outreach and contact other specified potential bidders regarding a potential acquisition of the Company). The Special Committee and the Board believe that the Mergers provide the best opportunity to maximize stockholder value. The Company has determined to undertake the Mergers at this time based on the analyses, determinations and conclusions of the Special Committee and the Board described in detail above under the section of this proxy statement entitled “Special Factors — Reasons for the Mergers; Recommendation of the Board; Fairness of the Mergers.”
Purpose and Reasons of the Parent Entities for the Mergers
Purpose and Reasons of the CD&R Entities for the Company Merger
Under a possible interpretation of the SEC rules governing Rule 13e-3 “going-private” transactions, each of the CD&R Entities may be deemed to be affiliates of the Company and, therefore, required to express its purposes and reasons for the Company Merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The CD&R Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. For the CD&R Entities, the primary purpose of the Company Merger is to allow Parent to own equity interests in the Company and to bear the rewards and risks of such ownership after the Company Merger is completed and the shares of Class A Common Stock cease to be publicly traded. The CD&R Entities believe that structuring the transaction as a merger is preferable to other transaction structures because it (1) will enable Parent to acquire all of the shares of Class A Common Stock at the same time, (2) will allow the Company to cease to be a publicly registered and reporting company, and (3) represents an opportunity for the Company’s stockholders to receive the Merger Consideration in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the merger agreement.
Purpose and Reasons of the Trident Entities for the Company Merger
Under the SEC rules governing Rule 13e-3 “going private” transactions, each of the Trident Entities may be deemed to be affiliates of the Company and, therefore, required to express its purposes and reasons for the Company Merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Company Merger is the Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Trident Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Trident Entities should not be construed as a recommendation to any stockholder of the Company as to how that stockholder should vote on the Merger Agreement Proposal.
If the Mergers are completed, the Company will become a wholly-owned subsidiary of Parent, and the shares of Class A Common Stock will cease to be publicly traded. For the Trident Entities, the purpose of the Mergers is to effectuate the transactions contemplated by the Merger Agreement and the Support Agreement, which will allow the Trident Entities to realize the value of a portion of their shares of Company Common Stock by receiving $53.00 per share in cash for a portion of their shares and also own equity interests of Topco and to bear the rewards and risks of such ownership after the Mergers are completed and the shares cease to be publicly traded.
The Trident Entities believe that it is in the best interests of the Company to operate as a privately held entity. The Trident Entities believe that, as a privately held entity, the Company will have greater operational flexibility to pursue alternatives than it would have as a public company. The Trident Entities believe that this, along with the Company’s existing business and potential future opportunities, will allow the Trident Entities’ investment in the Company to achieve returns consistent with their investment objectives, which are in some cases more difficult for a business to achieve as a public company due to the reporting and associated costs and burdens placed on public companies. The Trident Entities also believe that the management and employees of the Company will be able to execute more effectively on future strategic plans. Based on the reasons discussed in the section of this proxy statement entitled “Special Factors — Purpose and Reasons of the Trident Entities for the Company Merger,” the Trident Entities have undertaken to participate in the Company Merger.
Plans for the Company After the Mergers
Following completion of the Mergers, Company Merger Sub will have been merged with and into the Company, with the Company surviving the merger as a subsidiary of Parent. The shares of Class A Common Stock are currently listed on the Nasdaq and registered under the Exchange Act. Following completion of the Mergers, there will be no further market for the shares of Class A Common Stock and, as promptly as practicable following the effective time and in compliance with applicable law, Class A Common Stock will be delisted from the Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.
The CD&R Entities currently anticipate that the Company’s strategy and operations will initially be conducted following completion of the Mergers substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly owned subsidiary of Parent). The CD&R Entities believe that, as a private company, the Company will be able to improve its ability to execute quickly and effectively on a series of existing value creation levers, including improving service levels, accelerating innovation and with respect to the acquisition and integration of accretive mergers and acquisitions targets (however, no definitive contracts, arrangements, plans, proposals, commitments or understanding currently exist with respect to such acquisitions). Following completion of the Mergers, the CD&R Entities will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what additional changes, if any, would be desirable to enhance the business and operations of the Company.
From and after the Company Merger Effective Time, the initial officers of the Company at the Company Merger Effective Time will be the officers of the Surviving Corporation and the directors of Company Merger Sub immediately prior to the Company Merger Effective Time will be the initial directors of the Surviving Corporation, in each case, to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL and the certificate of incorporation and bylaws of the Surviving Corporation.
Certain Effects of the Mergers
If the Company’s stockholders approve the Merger Agreement Proposal and all other conditions to the closing of the Mergers are either satisfied or waived, (a) LLC Merger Sub will merge with and into Focus LLC, with Focus LLC surviving the LLC Merger and (b) immediately following the LLC Merger, Company Merger Sub will merge with and into the Company, with the Company surviving the Company Merger as a subsidiary of Parent.
The Company’s net book value as of March 31, 2023 was approximately $1,326.8 million and the Company’s net loss for the three months ended March 31, 2023 was $6,977,000, $632,000 of which was attributable to holders of Class A Common Stock and $6,345,000 of which was attributable to non-controlling interest. As of February 27, 2023, the Existing Stockholders owned, in the aggregate, 7,798,810 shares of Class A Common Stock and 8,250,165 shares of Class B Common Stock, which together represented approximately 20.6% of the then outstanding shares of Company Common Stock, in turn representing beneficial ownership by the Existing Stockholders as of February 27, 2023, of approximately 20.6% of the Company’s net book value attributable to such shares of Company Common Stock (approximately $273.8 million) and approximately 20.6% of the Company’s net loss for the three months ended March 31, 2023 (approximately $1,439,777). If the Mergers are consummated, the Parent Entities will have beneficial ownership of 100% of the Company’s net book value and net loss through their ownership of all of the assets of the Company, having an aggregate beneficial interest in the Company’s net book value and net loss of $1,326.8 million and $6,977,000, respectively (based on the Company’s net book value as of March 31, 2023 and net loss for the three months ended March 31, 2023). The Parent Entities will also be entitled to any future increase in the value and all income generated by the Company’s assets and operations going forward and will also bear the full risk of any future decrease in the value and any losses generated by the Company’s assets and operations going forward.
Treatment of the Shares of Company Common Stock
Each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including, for the avoidance of doubt, each such share resulting from the Vested Units Exchanges), other than the Excluded Shares, which consist of shares (A) that are to be cancelled, (B) that are Class A Rollover Shares and (C) shares of Company Common Stock that are issued and outstanding as of immediately prior to the Company Merger Effective Time and held by stockholders of the Company who have not voted in favor of the adoption of the Merger Agreement (or consented thereto in writing) and who have properly demanded appraisal of such shares of Company Common Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL, will be converted into the right to receive the Merger Consideration from Parent. The Class A Rollover Shares will not receive the Merger Consideration and shall, immediately prior to the Vested Units Exchanges, be contributed, directly or indirectly, to an indirect sole owner of Parent as contemplated by the Support Agreement and thereafter such Class A Rollover Shares shall be contributed indirectly to Parent. At the Company Merger Effective Time, each share of Company Common Stock held as treasury stock and not held on behalf of third parties, each share of Company Common Stock owned by Parent or Merger Subs and any direct or indirect wholly owned subsidiary of Parent or Merger Subs (including the Class A Rollover Shares), will be cancelled without payment of any consideration or any conversion thereof and cease to exist. Each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and shall cease to exist and no payment shall be made with respect thereto. Each share of a class or series of capital stock of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time will be converted into one share of the same class or series of capital stock of the Surviving Corporation.
Treatment of the Focus LLC Units
Immediately prior to the LLC Merger Effective Time and conditioned upon the closing of LLC Merger, the Company will require each member of Focus LLC (other than the Company and its wholly owned subsidiaries and Parent) to effect the Vested Units Exchanges, pursuant to which such member will (A) Exchange all outstanding vested Common Units held by such member, including, with respect to each such member who holds vested Incentive Units, the applicable number of vested Common Units received as a result of the conversion (based on the IU Conversion Ratio (as defined in the Focus LLC Agreement)) of vested Incentive Units held by such member that have a Hurdle Amount (as defined in the Focus LLC Agreement) that is less than the Merger Consideration, other than the Rollover Units, and (B) surrender for cancellation the corresponding number of shares of Class B Common Stock in accordance with the Focus LLC Agreement. Also on the date of the closing and prior to the LLC Merger Effective Time, each Incentive Unit, whether a vested Incentive Unit or unvested Incentive Unit, that has a Hurdle Amount that is equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Focus LLC, Parent, the Company, or the holder thereof, be cancelled for no consideration.
At the Company Merger Effective Time, each then outstanding unvested Common Unit held by a member of Focus LLC (other than the Company and its wholly owned Subsidiaries or Parent) (including, with respect to each such member who holds unvested Incentive Units, each unvested Common Unit received as a result of the conversion (based on the IU Conversion Ratio) of unvested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration) shall automatically be cancelled and converted into a contingent cash payment in an amount that would be payable pursuant to the Merger Agreement if such unvested Common Units were a Company Restricted Share, which contingent cash payment will vest and become payable pursuant to the same vesting schedule applicable to the corresponding unvested Common Unit or Incentive Unit, as applicable.
At the LLC Merger Effective Time, each Focus LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges, other than (i) the Rollover Units and any other Focus LLC Units owned by Parent and (ii) the Focus LLC Units owned by the Company or any of its wholly owned subsidiaries (the units described in clauses (i) and (ii), the “Excluded Units”), will be cancelled and forfeited for no consideration. The Rollover Units will, immediately prior to the Vested Units Exchanges, be contributed, directly or indirectly, to Parent or one of its Affiliates as contemplated by the Support Agreement.
Each Excluded Unit (including the Rollover Units) shall be unaffected by the LLC Merger and will remain outstanding following the closing.
Each limited liability company interest of LLC Merger Sub issued and outstanding immediately prior to the LLC Merger Effective Time will be converted into one common unit of the Surviving LLC.
Treatment of Company Equity Awards
At the Company Merger Effective Time: (1) each then outstanding Company Option that is vested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into the right to receive an amount in cash equal to the Option Consideration; (2) each then outstanding Company Option that is unvested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent right to receive a cash payment, without interest, equal to the Option Consideration with respect to such Company Option and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company Option from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates; (3) each Company Option, whether vested or unvested, that has a per share exercise price that is equal to or greater than the Merger Consideration will automatically be cancelled for no consideration; (4) each then outstanding Company RSU that is unvested immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to the product of (x) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Company Merger Effective Time, multiplied by (y) the Merger Consideration, and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company RSU from which it was converted, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates; and (5) each then outstanding Company Restricted Share as of immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent right to receive a cash payment, without interest, from the Surviving Corporation equal to the Merger Consideration and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company Restricted Share from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates.
Benefits of the Mergers for the Company’s Unaffiliated Stockholders
The primary benefit of the Mergers to the Unaffiliated Stockholders will be their right to receive the Merger Consideration of $53.00 per share of Class A Common Stock in cash, without interest, as described above, which represents an approximately (1) 14.5% premium to the closing price of the Class A Common Stock on February 1, 2023 (the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R), (2) a 36% premium to the Company’s 60-day volume weighted average price for the Class A Common Stock on February 1, 2023 (the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R), and (3) 48% premium to the closing price of the Class A Common Stock on December 28, 2022 (the day the Special Committee specifically authorized its financial advisors to broaden their outreach and contact other specified potential bidders regarding interest in a potential acquisition of the Company). Additionally, such stockholders will avoid the risk after the Mergers of any possible decrease in our future earnings, growth or value.
Detriments of the Mergers to the Company’s Unaffiliated Stockholders
The primary detriments of the Mergers to our Unaffiliated Stockholders include the lack of an interest of such stockholders in the potential future earnings, growth or value realized by the Company after the Mergers.
Certain Effects of the Mergers for Parent
Following the consummation of the Mergers, Parent and its affiliates will own all of the equity interests of the Company and will be the beneficiary of future earnings, growth and value of the Company, and will control the voting on corporate matters affecting the Company.
Additionally, following the Mergers, the shares of Class A Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded. See the section of this proxy statement entitled “Special Factors — Plans for the Company After the Mergers.” As such, the Company will be relieved of the requirements applicable to public companies, including the pressure to meet analyst forecasts and the requirements and restrictions on trading that directors, officers and beneficial owners of more than 10% of the shares of the Company Common Stock face as a result of the provisions of Section 16 of the Exchange Act. The Company will also be relieved of the obligation to separately prepare and furnish information to its stockholders. Parent will benefit from any regulatory compliance cost savings realized by the Company after it becomes a private company.
The primary detriments of the Mergers to Parent include the fact that all of the risk of any possible decrease in the future earnings, growth or value of the Company following the Mergers. Additionally, Parent’s ownership of the Company will be illiquid, with no public trading market for such securities.

Certain Effects on the Company if the Mergers Are Not Completed
If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Mergers are not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of Company Common Stock in connection with the Mergers. Instead, the Company will remain an independent public company, and the shares of Company Common Stock will continue to be quoted on Nasdaq, for so long as it continues to meet eligibility listing standards. In addition, if the Mergers are not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to fluctuations in wealth management fees earned by the Company’s partner firm, which make up the substantial majority of the Company’s revenues, and adverse economic conditions. You should also read and consider carefully the other information in this proxy statement, the annexes to this proxy statement and the documents incorporated by reference herein, including the risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other SEC filings. See the section of this proxy statement entitled “Where You Can Find More Information.”
Failure to complete the Mergers could negatively impact the Company’s business and the market price of the shares of Class A Common Stock.
If the Mergers are not completed, and depending on the circumstances that would have caused the Mergers not to be completed, the price of the shares of Class A Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the shares of Class A Common Stock would return to the price at which the shares of Class A Common Stock are trading as of the date of this proxy statement. Accordingly, if the Mergers are not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Class A Common Stock. If the Mergers are not completed, the Board will continue to evaluate and review the Company’s business operations, properties, dividend policy, share repurchase policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Mergers are not completed for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered or that the Company’s business, financial condition or results of operation will not be adversely impacted.
If the Mergers are not completed for any reason, we will be subject to a number of material risks, including the disruption to our business resulting from the announcement of the signing of the Merger Agreement, the diversion of management’s attention from our day-to-day business, and the substantial restrictions imposed by the Merger Agreement on the operation of our business during the period before the completion of the Mergers, which may make it difficult for us to achieve our business goals if the Mergers do not occur.
Failure to complete the Mergers could trigger the payment of a termination fee.
If the Merger Agreement is terminated, under specified conditions, including termination by the Company in connection with entering into an alternative acquisition agreement with respect to a Superior Proposal or termination by Parent following a Change of Recommendation by the Board (acting upon the recommendation of the Special Committee) or the Special Committee, or in other limited circumstances, the Company must pay Parent a termination fee of $150,350,000.
If the Merger Agreement is terminated by the Company to enter into an alternative acquisition agreement with (i) an Excluded Party prior to the Cut-Off Time or (ii) any person prior to the No-Shop Period Start Date, in each case, with respect to a Superior Proposal, then the Company will be required to pay Parent a termination fee of $69,392,000. See the section of this proxy statement entitled “The Merger Agreement — Company Termination Fee.”
Unaudited Prospective Financial Information of the Company
The Company is reluctant to disclose projections for extended periods due to the increasing uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates when applied to time periods further in the future. The Projections and the Prior Projections (as defined below) cover multiple years and such information by its nature becomes less reliable with each successive year. In connection with the Special Committee’s evaluation of a potential transaction, the Company’s management independently prepared the following: (i) certain unaudited prospective financial information for fiscal years 2023 through 2027, the final version of which we refer to as the “November 28 Forecasts;” (ii) certain unaudited projections with respect to prospective tax benefits, related to exchanges of Focus LLC Units and deemed exchanges (in connection with a Change of Control) of Focus LLC Units, net of payments required under the Tax Receivable Agreements with respect to such tax benefits, for fiscal years 2023 through 2041, the final version of which we refer to as the “Tax Receivable Projections;” and (iii) certain unaudited prospective tax amortization benefit projections for fiscal years 2023 through 2042, the final version of which we refer to as the “Tax Amortization Projections,” and together with the November 28 Forecasts and the Tax Receivable Projections, the “Projections.” All prospective financial information referred to in this proxy statement other than the Projections is referred to herein as the “Prior Projections.” The Projections were made available to the Special Committee and the Board in connection with their consideration and evaluation of the Mergers, and the Special Committee approved the use of such Projections by the Special Committee Financial Advisors in connection with their financial analyses and opinions. CD&R and Stone Point also received the Projections as part of its evaluation of a potential acquisition of the Company.
The Company is including a summary of the Projections in this proxy statement in order to provide the Company’s stockholders with access to the projections that were made available to the Special Committee and the Board in connection with their evaluation of the Mergers, made available to CD&R and Stone Point in connection with their due diligence review and made available to the Special Committee Financial Advisors, and which the Special Committee Financial Advisors were instructed by the Special Committee to use, in connection with their financial analyses and opinions. All dollar amounts (except per share data) presented are stated in millions of dollars, unless otherwise indicated. Amounts may not foot due to rounding.
November 28 Forecasts
The following table presents a summary of the November 28 Forecasts, which were prepared as of November 28, 2022:
($ in millions except per share data)	2023E	2024E	2025E	2026E	2027E
Revenue	$2,450	$3,012	$3,661	$4,415	$5,251
Adjusted EBITDA(1)	628	792	1,018	1,286	1,586
Adjusted EBITA After Non-Cash Equity Compensation Expense(2)	576	740	957	1,212	1,500
Net Operating Profit After Tax(3)	134	208	317	455	626
Unlevered Free Cash Flow (Before Acquisition-Related Capital Deployment)(4)(6)	443	549	705	891	1,100
Unlevered Free Cash Flow (After Acquisition-Related Capital Deployment)(5)(6)	(438)	(753)	(869)	(607)	(424)
Pre-Tax Adjusted Net Income(7)	418	504	687	948	1,236
Adjusted Net Income (Burdened by Non-Cash Equity Compensation Excluding Tax Adjustments)(8)	281	345	472	654	859
Adjusted Net Income Excluding Tax Adjustments(9)	305	368	502	692	902
Tax Adjustments(10)	71	87	107	129	152
Adjusted Net Income Excluding Tax Adjustments Per Share(11)	3.59	4.14	5.46	7.32	9.36
Tax Adjustments Per Share(12)	0.84	0.98	1.16	1.37	1.57

(1)
“Adjusted EBITDA” is defined as net income excluding interest income, interest expense, income tax expense, amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, other expense-net and secondary offering expenses, if any.

(2)
“Adjusted EBITA After Non-Cash Equity Compensation Expense” is defined as Adjusted EBITDA less non-cash equity compensation expense and depreciation and other amortization (excluding intangible amortization).

(3)
“Net Operating Profit After Tax” is defined as Adjusted EBITA After Non-Cash Equity Compensation Expense less taxes based on a pro forma 27% income tax rate (reflecting the estimated U.S. federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business and used for comparative purposes) and amortization of intangibles (book).

(4)
“Unlevered Free Cash Flow (Before Acquisition-Related Capital Deployment)” is defined as Net Operating Profit After Tax plus amortization of intangibles (book) and depreciation and other amortization less increase in net working capital (excluding deferred consideration paid) and capital expenditures. “Acquisition-Related Capital Deployment” is defined as earnouts and deferred consideration from pre-2023 deals, projected earnouts and deferred consideration for 2023 – 2027 deals, upfront cash consideration and equity consideration.

(5)
“Unlevered Free Cash Flow (After Acquisition-Related Capital Deployment)” is defined as Unlevered Free Cash Flow (Before Acquisition-Related Capital Deployment) less Acquisition-Related Capital Deployment.

(6)
Unlevered Free Cash Flow is isolated at a cash tax rate of 27%, independent of tax benefits associated with (i) purchased tax intangible amortization, and (ii) the Company’s benefit from the step-up in tax basis created by pre-existing and future potential exchanges of shares of Class B Common Stock into Class A Common Stock, which are valued separately.

(7)
“Pre-Tax Adjusted Net Income” is defined as net income excluding income tax expense, amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings and secondary offering expenses, if any.

(8)
“Adjusted Net Income (Burdened by Non-Cash Equity Compensation Excluding Tax Adjustments)” is defined as net income excluding income tax expense, amortization of debt financing costs, intangible amortization and impairments, if any, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings and secondary offering expenses, if any. The calculation of Adjusted Net Income (Burdened by Non-Cash Equity Compensation Excluding Tax Adjustments) also includes adjustments to reflect a pro forma 27% income tax rate reflecting the estimated U.S. federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business and is used for comparative purposes. The actual effective income tax rate, in current or future periods, may differ significantly from the pro forma income tax rate of 27%.

(9)
“Adjusted Net Income Excluding Tax Adjustments” is defined as Pre-Tax Adjusted Net Income including adjustments to reflect a pro forma 27% income tax rate reflecting the estimated U.S. federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business and is used for comparative purposes.

(10)
“Tax Adjustments” represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts are generated from acquisitions completed where the Company receives a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company’s acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit.

(11)
“Adjusted Net Income Excluding Tax Adjustments Per Share” is calculated by dividing Adjusted Net Income Excluding Tax Adjustments by the number of fully diluted shares outstanding for the respective periods.

(12)
“Tax Adjustments Per Share” is calculated by dividing Tax Adjustments by the number of fully diluted shares outstanding for the respective periods.

Tax Receivable Projections
Our Tax Receivable Agreements generally provide for the payment by the Company to each TRA Holder of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances as a result of certain increases in tax bases and certain tax benefits attributable to imputed interest. The Company will retain the benefit of the remaining 15% of these cash savings. Under the terms of the Tax Receivable Agreements, a Change of Control (as defined under the Tax Receivable Agreements, which includes the occurrence of certain mergers and consolidations, including the Company Merger) will result in a lump-sum payment generally equal to the TRA Payoff Amount. The Tax Receivable Projections reflect the projected benefit to the TRA Holders and the Company with respect to tax benefits covered under the Tax Receivable Agreements, net of payments required under the Tax Receivable Agreements with respect to such tax benefits, related to prior exchanges of Focus LLC Units and deemed exchanges (in connection with a Change of Control) of Focus LLC Units. The Tax Receivable Projections were taken into account by the Special Committee Financial Advisors in connection with their financial analysis of the transaction. The Company prepared and provided several earlier iterations of the Tax Receivable Projections to CD&R, Stone Point and the Special Committee Financial Advisors, with the iterations updating for subsequent exchanges of Focus LLC Units, changes in applicable interest rates, timing of payments and deemed exchanges in connection with a Change of Control at a variety of share prices. For more information regarding the Tax Receivable Agreements, please refer to the section of this proxy statement entitled “TRA Waiver and Exchange Agreements.”
The following table presents a summary of the Tax Receivable Projections, which were prepared on February 9, 2023, related to exchanges of Focus LLC Units prior to such date using particular assumptions specified in the Tax Receivable Agreements:
Payment Date ($ in millions)	Estimated TRA Payment	% Benefit to TRA Holders	Implied Aggregate Benefit of Tax Attribute	Less Payment to TRA Holders	TRA Benefit to Company(1)
02/16/23	$10	85.0%	$11	$(10)	$2
04/15/23	12	85.0%	15	(12)	2
04/15/24	13	85.0%	15	(13)	2
04/15/25	13	85.0%	15	(13)	2
04/15/26	13	85.0%	16	(13)	2
04/15/27	14	85.0%	16	(14)	2
04/15/28	14	85.0%	16	(14)	2
04/16/29	23	85.0%	27	(23)	4
04/16/30	14	85.0%	17	(14)	3
04/16/31	15	85.0%	18	(15)	3
04/15/32	15	85.0%	18	(15)	3
04/16/33	15	85.0%	18	(15)	3
04/16/34	15	85.0%	18	(15)	3
04/16/35	15	85.0%	18	(15)	3
04/15/36	16	85.0%	19	(16)	3
04/16/37	9	85.0%	11	(9)	2
04/16/38	2	85.0%	3	(2)	0
04/16/39	1	85.0%	1	(1)	0
04/15/40	0	85.0%	0	(0)	0
04/16/41	0	85.0%	0	(0)	0
Total	$230		$271	$(230)	$41

(1)
Represents cash tax benefit to the Company of step-up in tax basis related to prior exchanges of Focus LLC Units into shares of Class A Common Stock. Measured by implying the full cash tax benefit each year (i.e., Tax Receivable Agreement payment divided by 85%) and deducting the payments expected to be made to TRA Holders. Cost of administering the Tax Receivable Agreements is reflected in the November 28 Forecasts.
The following table presents a summary of the Tax Receivable Projections, which were prepared on February 9, 2023, related to the deemed exchanges of all outstanding Focus LLC Units (in connection with a Change of Control) as of such date using particular assumptions specified in the Tax Receivable Agreements:
Payment Date ($ in millions)	Estimated TRA Payment	% Benefit to TRA Holders	Implied Aggregate Benefit of Tax Attribute	Less Payment to TRA Holders	TRA Benefit to Company(1)
02/13/23	$0	85.0%	$0	$0	$0
04/15/24	15	85.0%	18	(15)	3
04/15/25	15	85.0%	18	(15)	3
04/15/26	16	85.0%	18	(16)	3
04/15/27	16	85.0%	19	(16)	3
04/14/28	16	85.0%	19	(16)	3
04/15/29	25	85.0%	30	(25)	4
04/15/30	17	85.0%	20	(17)	3
04/15/31	18	85.0%	21	(18)	3
04/14/32	18	85.0%	22	(18)	3
04/15/33	19	85.0%	22	(19)	3
04/15/34	20	85.0%	24	(20)	4
04/15/35	21	85.0%	24	(21)	4
04/14/36	22	85.0%	26	(22)	4
04/15/37	24	85.0%	28	(24)	4
04/15/38	28	85.0%	33	(28)	5
04/15/39	6	85.0%	8	(6)	1
04/14/40	1	85.0%	2	(1)	0
04/15/41	1	85.0%	1	(1)	0
Total	$300		$353	$(300)	$53

(1)
Represents cash tax benefit to the Company of step-up in tax basis related to projected future exchanges of Focus LLC Units into shares of Class A Common Stock based on a price of $53 per share. Measured by implying the full cash tax benefit each year (i.e., Tax Receivable Agreement payment divided by 85%) and deducting the payments expected to be made to TRA Holders. Cost of administering the Tax Receivable Agreements is reflected in the November 28 Forecasts.

Tax Amortization Projections
The Tax Amortization Projections (also referred to as Tax Adjustments in the September 27 Forecasts, the November 15 Forecasts and the November 28 Forecasts) reflect the projected tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts are generated from acquisitions completed where the Company receives a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company’s acquisitive nature, tax deductions allowed on acquired intangible assets would provide potential buyers of the Company with additional significant supplemental economic benefit. The Tax Amortization Projections were taken into account by the Special Committee Financial Advisors in connection with their financial analysis of the transaction.

The following table presents a summary of the Tax Amortization Projections, which were prepared on November 28, 2022:
Year ($ in millions)	Tax Basis Intangible Amortization	Tax Rate	Tax Cash Benefit(1)
2023	$264	27.0%	$71
2024	323	27.0%	87
2025	397	27.0%	107
2026	480	27.0%	129
2027	561	27.0%	152
2028	598	27.0%	161
2029	595	27.0%	161
2030	589	27.0%	159
2031	575	27.0%	155
2032	560	27.0%	151
2033	537	27.0%	145
2034	503	27.0%	136
2035	483	27.0%	130
2036	445	27.0%	120
2037	377	27.0%	102
2038	342	27.0%	92
2039	279	27.0%	75
2040	203	27.0%	55
2041	119	27.0%	32
2042	34	27.0%	9
Total	$8,265		$2,232

(1)
Represents cash tax benefit of existing and to be created intangible assets during the forecast period using a 27% tax rate reflecting the estimated U.S. federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business. The actual effective income tax rate, in current or future periods, may differ significantly from the pro forma income tax rate of 27%.

Certain Prior Projections
The November 28 Forecasts, presented above, assume a lesser amount of mergers and acquisitions activity with target acquisition consideration of approximately $1.5 billion annually in the outer projection years, ultimately yielding a net leverage ratio of less than 4.25x. In addition, the Company prepared a variation of the November 28 Forecasts which was provided to CD&R and Stone Point. This variation assumes a substantial amount of mergers and acquisitions activity and a target net leverage ratio of 4.25x, which Company management later determined would not be in the best interests of the Company and its stockholders, and that the embedded assumptions regarding mergers and acquisitions activity would be difficult to execute. The Company is including a summary of the variation of the November 28 Forecasts in this proxy statement in order to provide the Company’s stockholders with access to projections that were made available to CD&R and Stone Point. This variation of the November 28 Forecasts was not taken into account by the Special Committee Financial Advisors or the Special Committee in connection with their consideration and evaluation of the Mergers.
The following table presents a summary of a variation of the November 28 Forecasts:
($ in millions except per share data)	2023E	2024E	2025E	2026E	2027E
Revenue	$2,450	$3,012	$3,668	$4,597	$5,785
Adjusted EBITDA(1)	628	792	1,020	1,339	1,741

($ in millions except per share data)	2023E	2024E	2025E	2026E	2027E
Pre-Tax Adjusted Net Income(2)	418	504	689	965	1,298
Adjusted Net Income Excluding Tax Adjustments(3)	305	368	503	704	947
Tax Adjustments(4)	71	87	107	139	179
Adjusted Net Income Excluding Tax Adjustments Per Share(5)	3.59	4.14	5.46	7.39	9.69
Tax Adjustments Per Share(6)	0.84	0.98	1.17	1.46	1.83

(1)
“Adjusted EBITDA” is defined as net income excluding interest income, interest expense, income tax expense, amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, other expense-net and secondary offering expenses, if any.

(2)
“Pre-Tax Adjusted Net Income” is defined as net income excluding income tax expense, amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings and secondary offering expenses, if any.

(3)
“Adjusted Net Income Excluding Tax Adjustments” is defined as Pre-Tax Adjusted Net Income including adjustments to reflect a pro forma 27% income tax rate reflecting the estimated U.S. federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business and is used for comparative purposes. The actual effective income tax rate, in current or future periods, may differ significantly from the pro forma income tax rate of 27%.

(4)
“Tax Adjustments” represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for tax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts are generated from acquisitions completed where the Company receives a step-up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15-year period. Due to the Company’s acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit.

(5)
“Adjusted Net Income Excluding Tax Adjustments Per Share” is calculated by dividing Adjusted Net Income Excluding Tax Adjustments by the number of fully diluted shares outstanding for the respective periods.

(6)
“Tax Adjustments Per Share” is calculated by dividing Tax Adjustments by the number of fully diluted shares outstanding for the respective periods.

The Company is including a summary of the November 15 Forecasts, which were prepared on November 15, 2022, a preliminary version of the November 28 Forecasts, in this proxy statement in order to provide the Company’s stockholders with access to additional information that was previously made available to the Special Committee. Subsequent to the November 15 Forecasts, the Company’s management prepared the November 28 Forecasts, which updated the November 15 Forecasts to include updated views on the market movement and future performance, impact of the Company’s debt refinancing process completed November 28, 2022, and visibility on near-term mergers and acquisitions pipeline. In addition, a preliminary version of the Tax Amortization Projections prepared on November 15, 2022 was also updated to reflect the foregoing. Total Tax Basis Intangible Amortization and total After-tax Cash Benefit reflected in the preliminary version were approximately $8,264 million and $2,231 million, respectively.

The following table presents a summary of the November 15 Forecasts:
($ in millions except per share data)	2023E	2024E	2025E	2026E	2027E
Revenue	$2,415	$2,967	$3,644	$4,397	$5,232
Adjusted EBITDA(1)	614	778	1,013	1,279	1,579
Pre-Tax Adjusted Net Income(2)	406	496	681	942	1,229
Adjusted Net Income Excluding Tax Adjustments(3)	297	362	497	688	897
Tax Adjustments(4)	71	86	107	129	152
Adjusted Net Income Excluding Tax Adjustments Per Share(5)	3.45	4.03	5.33	7.17	9.17
Tax Adjustments Per Share(6)	0.82	0.96	1.15	1.35	1.55

Note: See above table for definition of terms.
The Company is including a summary of the September 27 Forecasts, which were prepared on September 27, 2022, a preliminary version of the November 15 Forecasts, in this proxy statement in order to provide the Company’s stockholders with access to additional information that was previously made available to CD&R and Stone Point. Subsequent to the September 27 Forecasts, the Company’s management prepared the November 15 Forecasts, which updated the September 27 Forecasts to incorporate the Company’s third quarter 2022 results reported on November 3, 2022, updated views on the market and future performance, visibility on near-term mergers and acquisitions pipeline and consideration expected therewith, revised long-term capital deployment for mergers and acquisitions, and estimated timing and costs associated with the Company’s debt refinancing process. The September 27 Forecasts was not taken into account by the Special Committee Financial Advisors or the Special Committee in connection with their consideration and evaluation of the Mergers.
The following table presents a summary of the September 27 Forecasts:
($ in millions except per share data)	2023E	2024E	2025E	2026E	2027E
Revenue	$2,250	$2,745	$3,547	$4,518	$5,700
Adjusted EBITDA(1)	569	728	1,004	1,338	1,738
Pre-Tax Adjusted Net Income(2)	372	444	659	953	1,280
Adjusted Net Income Excluding Tax Adjustments(3)	272	324	481	696	935
Tax Adjustments(4)	72	85	109	142	181
Adjusted Net Income Excluding Tax Adjustments Per Share(5)	3.22	3.69	5.24	7.38	9.79
Tax Adjustments Per Share(6)	0.85	0.96	1.19	1.50	1.90

Note: See above table for definition of terms.
Additional Information About the Projections and the Prior Projections
The inclusion of the Projections and the Prior Projections in this proxy statement should not be regarded as an indication that any of the Company or any of its affiliates, advisors or representatives have considered the Projections and the Prior Projections to be predictive of actual future events, and the Projections and the Prior Projections should not be relied upon as such. This summary of these internal financial projections is not being included in this proxy statement to influence your decision whether to vote in favor of any proposal. The Company advises the recipients of the Projections and the Prior Projections that its internal financial forecasts upon which the Projections and the Prior Projections were based are subjective in many respects.
Although presented with numerical specificity, the Projections and the Prior Projections were based on a number of variables, assumptions and estimates as to future events with respect to the Company’s performance, industry performance and general business, regulatory, economic, market and financial conditions made by the Company’s management that the Company’s management believed were reasonable at the time the Projections and the Prior Projections were prepared, taking into account the relevant information available to management at the time. Specifically, in preparing the Projections, the Company’s management utilized the following material assumptions:
•
Assumed financial markets returns during the projection years in the range of 2.5% to 7% annually across equities, fixed income and other investment classes.

•
Revenues not correlated to the financial markets were estimated to grow between 5% and 7% annually during the projection years.

•
Partner firms compensation and related expenses and selling, general and administrative expenses were estimated to grow by approximately 3% annually during the projection years.

•
Management fees would continue to adjust with the profitability of partner firms via the respective contractual base and target earnings.

•
Adjusted EBITDA margin would grow from approximately 25% in 2022 to approximately 30% by 2027.

•
Approximately $1.5 billion in average annual target acquisition consideration (including deferred and contingent consideration) for 2024 to 2027 with 2023 acquisition consideration of approximately $900 million (including deferred and contingent consideration). In excess of 90% of such acquisition consideration was assumed to be in the form of cash consideration with the residual as equity consideration.

•
For the projection years, it was assumed that 90% of cash acquisition consideration results in incremental tax deductions that would be utilized over a 15-year period pursuant to Internal Revenue Code Section 197.

•
Assumed to raise incremental debt financing of $750 million, $1.5 billion and $750 million in 2024, 2025 and 2026, respectively, to support acquisition activity and no additional debt financing in 2023 or 2027.

These variables, assumptions and estimates are inherently uncertain and many are beyond the control of the Company. Important factors that may affect actual results and cause these internal financial Projections and the Prior Projections to not be achieved include, but are not limited to, risks and uncertainties relating to the business of the Company (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory and competitive environment, general business and economic conditions and other factors that may impact the Company’s business that can be found in the Company’s periodic filings with the SEC. Various assumptions underlying the Projections and the Prior Projections may not prove to have been, or may no longer be, accurate. The Projections and the Prior Projections may not be realized, and actual results may be significantly higher or lower than projected in the Projections and the Prior Projections. The Projections and the Prior Projections summarized above do not give effect to the Mergers. The Projections and the Prior Projections also reflect assumptions as to certain business strategies or plans, including growth through acquiring high-quality independent wealth management firms, directly and through acquisitions by the Company’s partner firms and by offering the Company’s value-added services to its partner firms, including collaboration on marketing, technology and operational expertise, access to best practices and access to cash and credit, insurance, trust and other solutions. The Company’s business strategies and plans assumed in the Projections and Prior Projections are subject to change. The Projections and the Prior Projections do not take into account any circumstances or events occurring after the date they were prepared. The Projections and the Prior Projections cover multiple years, and such information by its nature becomes less predictive with each successive year. As a result, the inclusion of the Projections and the Prior Projections in this proxy statement should not be relied on as necessarily predictive of actual future events and actual results may differ materially from the Projections and the Prior Projections (and will differ materially if the Mergers and the other transactions contemplated by the Merger Agreement are completed). For all of these reasons, the internal Projections and the Prior Projections, and the assumptions upon which they are based, (i) are not guarantees of future results; (ii) are inherently speculative; and (iii) are subject to a number of risks and uncertainties. As a result, actual results may differ materially from those contained in these internal Projections and the Prior Projections. Accordingly, there can be no assurance that the Projections and the Prior Projections will be realized.

The Projections and the Prior Projections were prepared solely for internal use and to assist the Special Committee and the Board with their consideration and evaluation of the transactions, including the Mergers, the Special Committee Financial Advisors with their financial analyses and opinions and CD&R and Stone Point with their due diligence review of the Company, and although they were prepared on an accounting basis consistent with the Company’s financial statements, they were not prepared with a view toward public disclosure or toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Projections and the Prior Projections included in this document have been prepared by, and are the responsibility of, the Company. Neither the Company’s independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Projections and the Prior Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Adjusted EBITDA, Adjusted EBITA After Non-Cash Equity Compensation Expense, Net Operating Profit After Tax, Unlevered Free Cash Flow (Before Acquisition-Related Capital Deployment), Unlevered Free Cash Flow (After Acquisition-Related Capital Deployment), Pre-Tax Adjusted Net Income, Adjusted Net Income (Burdened by Non-Cash Equity Compensation Excluding Tax Adjustments), Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share contained in the Projections and the Prior Projections are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. The non-GAAP financial measures used in the Projections and the Prior Projections were relied upon by the Special Committee Financial Advisors for purposes of its opinion and by the Board and the Special Committee in connection their evaluation of the Mergers. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Mergers if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Special Committee Financial Advisors for purposes of their opinion or by the Board or the Special Committee in connection with their evaluation of the Mergers. Accordingly, the Company has not provided a reconciliation of the financial measures included in the Projections and the Prior Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
For these reasons, as well as the basis and assumptions on which the Projections and the Prior Projections were compiled, the inclusion of specific portions of the Projections and the Prior Projections in this proxy statement should not be regarded as an indication that such Projections and the Prior Projections will be an accurate prediction of future events, and they should not be relied on as such. None of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including the Special Committee Financial Advisors) can give you any assurance that actual results will not differ from these Projections and the Prior Projections. Except as required by applicable law, none of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including the Special Committee Financial Advisors) undertake any obligation to update or otherwise revise or reconcile the Projections and the Prior Projections or the specific portions presented to reflect circumstances existing after the date the Projections and the Prior Projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Therefore, readers of this proxy statement are cautioned not to place undue, if any, reliance on the specific portions of the Projections and the Prior Projections set forth below. None of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including the Special Committee Financial Advisors) intend to make publicly available any update or other revision to these Projections and the Prior Projections. In addition, none of the Company or any of its affiliates, advisors, officers, directors, partners or representatives (including the Special Committee Financial Advisors) have made, make, or are authorized in the future to make, any representation to any stockholder or other person regarding the Company’s ultimate performance compared to the information contained in the Projections and the Prior Projections or that projected results will be achieved, and any statements to the contrary should be disregarded. The Company has made no representation to the Parent Entities, in the Merger Agreement or otherwise, concerning the Projections and the Prior Projections.
Interests of Executive Officers and Directors of the Company in the Mergers
In considering the recommendation of the Board that the stockholders of the Company vote in favor of the adoption the Merger Agreement, the Company’s stockholders should be aware that the executive officers and directors of the Company have certain interests in the transaction that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Special Committee was aware of these interests and considered them, among other matters, in making its recommendations to the Board regarding the Merger Agreement and the transactions contemplated thereby, including the Mergers. The Board was also aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, including the Mergers, and in making its recommendations that the Company’s stockholders vote in favor of the adoption of the Merger Agreement.
For purposes of this disclosure, we have included the NEOs for the Company’s most recent proxy statement, which was for the fiscal year ended December 31, 2021. As such, the Company’s NEOs are:
Ruediger Adolf, Chief Executive Officer and Chairman;
Rajini Sundar Kodialam, Chief Operating Officer and Director;
Leonard Chang, Senior Managing Director and Head of M&A;
James Shanahan, Chief Financial Officer; and
J. Russell McGranahan, General Counsel.
Special Committee Fees
Each member of the Special Committee (other than the Chairman of the Special Committee) received a flat fee of $40,000 for service on the Special Committee and the Chairman of Special Committee received a flat fee of $80,000 for service on the Special Committee. In addition, for the months of January 2023 and February 2023, each member of the Special Committee (including the Chairman of the Special Committee) received a monthly fee of $35,000 for service on the Special Committee. For the months starting March 2023 until the later of the No-Shop Period Start Date and the Cut-Off Time (the “Go Shop Fee Accrual Termination Date”), each member of the Special Committee (including the Chairman of Special Committee) received, or will receive, a monthly fee of $35,000 for service on the Special Committee; provide that if the Go Shop Fee Accrual Date occurred in the middle of the month, the full monthly fee for that month shall be paid to each member of the Special Committee (including the Chairman of the Special Committee). For the first full month following the Go Shop Fee Accrual Termination Date until the earlier of the consummation of the Mergers and the termination of the Merger Agreement, each member of the Special Committee (including the Chairman of the Special Committee) received, or will receive, a monthly fee of $15,000 for service on the Special Committee. The fees received by the Special Committee members are subject to change based on a good faith determination by Board. For the avoidance of doubt, aforementioned fees are in addition to the regular compensation received as a member of the Board.
Support Agreement and the Class A Rollover Shares and Rollover Units
Pursuant to the Support Agreement, the Existing Stockholders have agreed to contribute, directly or indirectly, and immediately prior to the Vested Units Exchanges and the LLC Merger Effective Time the Class A Rollover Shares and the Rollover Units to an indirect sole owner of Parent in exchange for certain equity interests of such owner of Parent, on such terms and subject to the conditions set forth in the Support Agreement and thereafter such Class A Rollover Shares and Rollover Units will be contributed to Parent. The Existing Stockholders will not receive the Merger Consideration with respect to such Class A Rollover Shares and Rollover Units, and they will maintain an interest in the potential future earnings, growth or value realized by the Company after the Mergers. However, to the extent approved in writing by CD&R, if any affiliate of an Existing Stockholder irrevocably commits, on terms reasonably acceptable to CD&R, to invest an amount of cash in Parent (a “Stockholder Affiliate Commitment”), the Rollover Amount (as defined in the Support

Agreement) will be automatically reduced on a dollar-for-dollar basis by the aggregate amount of such Stockholder Affiliate Commitment actually funded and the number of Class A Rollover Shares and Rollover Units will likewise be proportionately reduced. On April 19, 2023, CD&R approved in writing the entry by affiliates of the Existing Stockholders into Stockholder Affiliate Commitments.
Pursuant to the Support Agreement, among other things, the Existing Stockholders have also agreed to vote or cause to be voted any shares of Company Common Stock owned by them: (1) in favor of (a) the adoption of the Merger Agreement and approval of the Mergers, (b) the approval of any proposal to adjourn or postpone any Special Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with the Merger Agreement, and (c) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Special Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement; and (2) against (a) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled, (b) any Acquisition Proposal, (c) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (d) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.
James D. Carey and Fayez S. Muhtadie each serve as Managing Director of Stone Point, which is affiliated with the Existing Stockholders, and such directors may have certain interests in the Mergers, by virtue of the Support Agreement and their affiliation with Stone Point and the Existing Stockholders, that may be different from, or in addition to, the interests of the Company’s stockholders generally.
Holder TRA Payoff Amounts and the TRA Notes
Under the terms of the Tax Receivable Agreements, a Change of Control (as defined under the Tax Receivable Agreements, which includes the occurrence of certain mergers and consolidations, including the Company Merger) will result in an obligation of the Company to make a lump-sum payment to the TRA Holders generally equal, in the aggregate, to the TRA Payoff Amount. Under the TRA Waiver and Exchange Agreements, each of the Existing Stockholders and each of the NEOs agreed to receive their respective Holder TRA Payoff Amount in the form of a TRA Note. All other TRA Holders (including the other members of the Board) will receive the applicable Holder TRA Payoff Amount in cash in connection with the closing of the Mergers. The TRA Note will mature on September 30, 2028 and accrue interest at 8% per annum with the interest payable on each three month anniversary of the closing and 25% of the original principal amount due on each anniversary of the closing.
James D. Carey and Fayez S. Muhtadie each serve as Managing Directors of Stone Point, which is affiliated with the Existing Stockholders, and such directors may have certain interests in the Mergers, by virtue of the TRA Waiver and Exchange Agreements, the TRA Note and their affiliation with Stone Point and the Existing Stockholders, that may be different from, or in addition to, the interests of the Company’s stockholders generally.
Additionally, each of the NEOs may have certain interests in the Mergers, by virtue of TRA Waiver and Exchange Agreements and TRA Notes that are different from, or in addition to, the interests of the Company’s stockholders generally. Payments pursuant to the TRA Note will be made to each NEO solely in respect of such NEO’s capacity as a TRA Holder.
Additionally, the other members of the Board may have certain interests in the Mergers, by virtue of their right to receive the applicable Holder TRA Payoff Amount in cash in connection with closing of the Mergers, that are different from, or in addition to, the interests of the Company’s stockholders generally.
For more information on the Tax Receivable Agreements and TRA Waiver and Exchange Agreements, see the section of this proxy statement entitled “TRA Waiver and Exchange Agreements” beginning on page 155 of this proxy statement.

Treatment of Focus LLC Units
Immediately prior to the LLC Merger Effective Time and conditioned upon the closing of the LLC Merger, the Company will require each member of Focus LLC (including each director and executive officer of the Company who is a member of Focus LLC) to effect the Vested Units Exchange, pursuant to which such member will (A) Exchange all outstanding vested Common Units held by such member (including, with respect to each such member who holds vested Incentive Units, the applicable number of vested Common Units received as a result of the conversion (based on the IU Conversion Ratio) of vested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration), other than the Rollover Units, and (B) surrender for cancellation the corresponding number of shares of Class B Common Stock in accordance with the Focus LLC Agreement.
At the Company Merger Effective Time, each outstanding unvested Common Unit held by a member of Focus LLC (including each director and executive officer of the Company who is a member of Focus LLC), including, with respect to each such member who holds unvested Incentive Units, each unvested Common Unit received as a result of the conversion (based on the IU Conversion Ratio) of unvested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration, shall automatically be cancelled and converted into a contingent cash payment equal to the Merger Consideration, which contingent cash payment will vest and become payable pursuant to the same vesting schedule applicable to the corresponding unvested Common Unit or Incentive Unit, as applicable.
On February 26, 2023, the Compensation Committee of the Board approved the acceleration of each outstanding unvested Common Unit and Incentive Unit held by Joseph Feliciani, Jr., Greg S. Morganroth, Elizabeth Neuhoff and George LeMieux, effective immediately prior to the Mergers (the “Director Awards”). The Director Awards will participate in the Vested Units Exchanges.
In addition, on February 26, 2023, each of the NEOs entered into an agreement with Parent, pursuant to which such NEO and the Company agreed, among other things, that, notwithstanding anything to the contrary in the terms of the NEO’s employment agreement and award agreements, immediately prior to the Vested Units Exchanges, (a) approximately 58.3% of such NEO’s Incentive Units granted in connection with the Company’s initial public offering (“IPO Incentive Units”) will automatically vest upon closing and therefore be converted into Class A Common Stock in the Vested Units Exchanges and (b) approximately 41.7% of such NEO’s IPO Incentive Units will be forfeited and cancelled for no consideration. Each NEO is party to an employment agreement with Focus LLC (as described below) that provides for the accelerated vesting of the NEO’s time-based equity awards or equity interests upon the occurrence of a change in control.
For an estimate of the amounts that would be payable to each of the Company’s NEOs in respect of their Focus LLC Units, see the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers — Golden Parachute Compensation” below.
Employment Agreements with NEOs
Each NEO has an employment agreement with Focus LLC providing for severance payments and termination benefits upon a termination of an NEO’s employment that is a qualifying termination (i.e., upon termination by Focus LLC without “cause,” by the employee with “good reason” or Focus LLC’s election to not enter into a renewal term with respect to the applicable employment agreement). The Mergers will constitute a “change in control” and “company sale” for purposes of the NEO’s employment agreements.
Where a qualifying termination occurs, whether or not in connection with a change in control of the Company, each employment agreement provides for (1) continuation of salary as in effect on the date of such qualifying termination for 18 months in the case of Mr. Adolf and Ms. Kodialam and 12 months in the case of Messrs. Chang, Shanahan and McGranahan, (2) an amount equal to one and one-half times the target annual cash bonus opportunity in the case of Mr. Adolf or Ms. Kodialam and one times the target annual cash bonus opportunity in the case of Messrs. Chang, Shanahan or McGranahan (using the high-point if the target bonus opportunity is a range), (3) any cash bonus (or the value of any non-cash bonus that was paid in lieu of such cash bonus) awarded to such named executive officer for the prior calendar year in which the termination occurred, but was unpaid as of the date of termination, (4) a prorated lump sum bonus equal to the target annual cash bonus opportunity of the NEO for the calendar year in which such qualifying termination occurs

(using the high-point if the target bonus opportunity is a range) for which the NEO is eligible under the applicable employment agreement, (5) a maximum of 18 months of continued coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for the executive and his or her dependents and at no cost to the executive, and (6) accelerated vesting of any unvested equity awards or equity interests held by the NEO scheduled to vest or that do vest at any time within the 18-month period (for Mr. Adolf and Ms. Kodialam) or 12-month period (for Messrs. Chang, Shanahan, or McGranahan) from and after the effective date of the qualifying termination because of time or if any performance conditions are met during the period from termination to the last day of the 18-month (for Mr. Adolf and Ms. Kodialam) or 12-month period (for Messrs. Chang, Shanahan, or McGranahan) following termination. Where a qualifying termination occurs within the nine-month period immediately prior to the consummation of a “change in control,” the NEO will be entitled to severance payments and benefits provided above, except that with respect to the NEO’s equity awards or equity interests, the NEO will be deemed to be employed on the date of the change in control, and all of the NEO’s unvested equity awards or equity interests will vest in full as of the date of the change in control, with performance vesting determined by reference to the Company’s valuation in the change in control. The severance benefits described above are generally conditioned upon the NEO’s execution and non-revocation of a release of claims in favor of the Company as well as continued compliance with the following restrictive covenants: (a) perpetual confidentiality and non-disclosure, and (b) non-competition, non-solicitation of customers and employees, non-disparagement and non-interference, in each case during employment and for one year post-termination.
For an estimate of the value of the payments and benefits described above that would be payable to the Company’s NEOs under their employment agreements upon a qualifying termination, see the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers — Golden Parachute Compensation” below.
Post-Closing Compensation
Pursuant to the Merger Agreement, the Surviving Corporation will honor the Company’s annual bonus plan in respect of the 2023 fiscal year.
It is expected that the Company and Parent will work together to develop a new long-term incentive plan for the Surviving Corporation to be implemented following the closing, and Representatives of Parent may hold preliminary discussions with certain members of the Company’s management team regarding employment with, and the right to purchase or participate in the equity of, Parent or one or more of its affiliates. However, as of the date of this proxy statement, none of the Company’s executive officers has entered into any agreement or understanding with respect to the foregoing, and there can be no assurances that the terms of any such agreements or arrangements will be agreed upon with any executive officers in the future. If Parent or its affiliates and the Company’s executive officers do not enter into agreements regarding employment with Parent or its affiliates, then the Company’s executive officers will remain subject to their existing arrangements with the Company.
Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, each of the Company’s and its subsidiaries’ present and former directors and executive officers will be entitled to certain ongoing indemnification and liability coverage for a period of six years following the closing under directors’ and officers’ liability insurance policies from the Surviving Corporation. Specifically, from and after the Company Merger Effective Time, Parent will, and will cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable law (and Parent will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification), each present and former director, officer and employee of the Company and its subsidiaries (the “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to (i) their service as such, or their service at the request of, the Company or its subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise or

(ii) services performed by such indemnified parties at the request of the Company or its Subsidiaries, in each case at or prior to the Company Merger Effective Time, whether asserted or claimed prior to, at or after the Company Merger Effective Time, including with respect to (A) the Mergers and any other transactions contemplated by the Merger Agreement and (B) actions to enforce such rights under the Merger Agreement or any other indemnification or advancement right of any Indemnified Party.
All rights to exculpation or indemnification for acts or omissions occurring at or prior to the Company Merger Effective Time existing as of the date of the Merger Agreement, in favor of the Indemnified Parties, any principals of the Company’s partner firms or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties and any principals of the Company’s partner firms, as provided in the Company’s or each of its subsidiaries’ certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any contract, will survive the Mergers and the transactions contemplated by the Merger Agreement and shall continue in full force and effect in accordance with their terms. After the Company Merger Effective Time, Parent and the Surviving Corporation will (and Parent will cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable subsidiary would have been permitted to fulfill and honor them by applicable law. In addition, for six years following the Company Merger Effective Time, Parent will and will cause the Surviving Corporation to cause the certificates of incorporation and bylaws of the Surviving Corporation to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the Company Merger Effective Time, and such provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights or protections thereunder of any Indemnified Party during such six year period, or such period in which an Indemnified Party is asserting an indemnification claim, following the Company Merger Effective Time, except as required by applicable law.
Prior to the Company Merger Effective Time, the Company will, and if the Company is unable to, Parent will cause the Surviving Corporation as of the Company Merger Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the Company Merger Effective Time from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of the Merger Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance, (collectively, the “D&O Insurance”). The terms, conditions, retentions and liability limits of such D&O Insurance will be at least as favorable to the Indemnified Parties than the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, principal or officer of the Company or any of its subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Company Merger Effective Time (including in connection with the Merger Agreement or the transactions or actions contemplated thereby). Notwithstanding the foregoing, in no event will the Company expend, and in no event will Parent or the Surviving Corporation be required to expend for such “tail” insurance policy an aggregate amount in excess of 300% of the annual premium paid by the Company for the calendar year immediately preceding the date of the Merger Agreement (such 300% amount, the “Maximum Premium”), and if such premiums do exceed Maximum Premium, the Surviving Corporation will be required to obtain a policy with the greatest coverage available for a cost not exceeding Maximum Premium. If the Company and the Surviving Corporation for any reason do not obtain such “tail” insurance policies, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the Closing the D&O Insurance in place as of the date of the Merger Agreement, with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of the Merger Agreement. Notwithstanding the foregoing, in no event will Parent or the Surviving Corporation be required to expend for all such policies an aggregate annual premium amount in excess of Maximum Premium, and if such premiums do exceed Maximum

Premium, the Surviving Corporation will be required to obtain a policy with the greatest coverage available for a cost not exceeding Maximum Premium.
The indemnification rights provided in the Merger Agreement are in addition to the indemnification rights that exist under the certificates of incorporation or bylaws of the Company, the similar organizational documents of the subsidiaries of the Company, any and all indemnification agreements entered into with the Company or any of its subsidiaries or applicable law. Moreover, if Parent or the Surviving Corporation (or any of their respective successors or assigns) consolidates or merges with any other entity and will not be the continuing or surviving entity in such transaction, or transfers at least 50% of its properties and assets to any other entity, then in each case proper provision will be made so that the continuing or Surviving Corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, will assume the indemnification obligations set forth in the Merger Agreement.
Quantification of Payments and Benefits to the Company’s Named Executive Officers
The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K under the Securities Act, which requires disclosure of information about certain compensation for each NEO of the Company that is based on, or otherwise relates to, the Mergers. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and is subject to a non-binding advisory vote of the stockholders of the Company.
The table below sets forth the amount of payments and benefits that each of the Company’s NEOs would receive in connection with the Mergers, assuming (1) that the Mergers were consummated and each such NEO experienced a qualifying termination on April 11, 2023 (which is the assumed date solely for purposes of this golden parachute compensation disclosure); (2) a per share price of Class A Common Stock of $53.00 (the Merger Consideration); (3) that each NEO’s base salary rate and annual target bonus remain unchanged from those in effect as of the date of this proxy statement; and (4) equity awards that are outstanding as of April 11, 2023.
The calculations in the table below do not include any amounts that the NEOs were entitled to receive or that were vested as of the date hereof. In addition, these amounts do not attempt to forecast any forfeitures that may occur prior to the closing or any awards that, by their terms, vest irrespective of the Mergers prior to April 11, 2023. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by an NEO may materially differ from the amounts set forth below.
For purposes of this discussion, “single trigger” refers to benefits that arise solely as a result of the completion of the Mergers.
Golden Parachute Compensation
Named Executive Officer	Cash ($)(1)	Equity Awards ($)(2)	Perquisites / Benefits(3)	Total ($)
Ruediger Adolf	$4,594,347	$16,441,483	$51,420	$21,087,250
Rajini Sundar Kodialam	3,014,469	12,241,887	50,852	15,307,208
Leonard Chang	1,699,752	10,735,193	37,900	12,472,845
James Shanahan	1,558,446	9,539,996	51,420	11,149,862
J. Russell McGranahan	1,394,400	8,732,312	51,252	10,177,964

(1)
Cash.   Consists of cash severance payments and a prorated bonus for the year of termination. The prorated bonus component is estimated based on target performance (at the high-point of any range provided for in the executive’s employment agreement). The cash lump sum severance payments become payable only upon a qualifying termination irrespective of whether such termination occurs in connection with a “change in control.” The NEOs are not entitled to any “enhanced” cash severance in connection with a “change in control.” The estimated amount of each such payment is shown in the following table.

Named Executive Officer	Cash Severance ($)	Prorated Bonus ($)	Total ($)
Ruediger Adolf	$4,091,198	$503,149	$4,594,347
Rajini Sundar Kodialam	2,684,340	330,129	3,014,469
Leonard Chang	1,435,026	264,726	1,699,752
James Shanahan	1,336,543	221,903	1,558,446
J. Russell McGranahan	1,195,855	198,545	1,394,400

(2)
Equity.   The amounts in this column represent the estimated value that may be realized by the NEOs in respect of their outstanding and unvested Common Units and Incentive Units in connection with the Mergers. The value of such equity awards, assuming a closing date of April 11, 2023, would total $16,441,483 for Mr. Adolf, $12,241,887 for Ms. Kodialam, $10,735,193 for Mr. Chang, $9,539,996 for Mr. Shanahan and $8,732,312 for Mr. McGranahan. The amounts in this column are considered “single-trigger.” See the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers — Treatment of Company Common Stock and Focus LLC Units.”

(3)
Perquisites/Benefits.   Amounts shown reflect the value of the applicable multiple of continued COBRA coverage payable by the Company to the Company NEOs (and the Company NEO’s spouse and dependents, as applicable). Such benefits become payable only upon a qualifying termination irrespective of whether such termination occurs in connection with a “change in control.”

Intent to Vote in Favor of the Merger
Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company Common Stock owned directly by them in favor of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal. As of June 9, 2023, the Record Date for the Special Meeting, our directors and executive officers directly owned, in the aggregate, 90,266 shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately 0.1% of all the outstanding shares of Company Common Stock entitled to vote at the Special Meeting. However, because our NEOs and certain of our directors are not Unaffiliated Stockholders, such holder’s votes will not count toward the Majority of the Unaffiliated Shares for purposes of the Merger Agreement Proposal and only 2,042 shares held by certain directors as of the Record Date or approximately 0.0% of the outstanding shares of Company Common Stock not held by affiliated stockholders and entitled to vote at the Special Meeting will be counted for purposes of such approval.
Appraisal Rights
If the Company Merger is consummated, holders of record and beneficial owners of Company Common Stock who do not vote in favor of the Merger Agreement Proposal (whether by voting against the Merger Agreement Proposal, abstaining or otherwise not voting with respect to the Merger Agreement Proposal), who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Common Stock through the effective date of the Company Merger, who otherwise comply with the statutory requirements of Section 262 and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their shares in connection with the Company Merger under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of Company Common Stock. Unless the context requires otherwise, all references in Section 262 and in this summary to a “beneficial owner” are to person who is the beneficial owner of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person. Unless the context requires otherwise, all references in Section 262 and in this summary to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Company’s stockholders exercise their appraisal rights under Section 262. Holders of record and beneficial owners of shares of Company Common Stock should carefully review the full text of Section 262 as well as the information discussed below.
Under Section 262, if the Company Merger is completed, holders of record or beneficial owners of shares of Company Common Stock who (1) submit a written demand for appraisal of such holder’s or owner’s shares of Company Common Stock to the Company prior to the vote on the Merger Agreement Proposal; (2) do not vote in favor of the Merger Agreement Proposal (whether by voting against the Merger Agreement Proposal, abstaining or otherwise not voting with respect to the Merger Agreement Proposal); (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares through the effective date of the Company Merger; and (4) otherwise comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, may be entitled to have their shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Company Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the Company Merger through the date of payment of the judgment. If you are a beneficial owner of shares of Company Common Stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand must also (1) reasonably identify the holder of record of the shares for which that demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of such shares of Company Common Stock and include a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (1) the total number of shares of Company Common Stock entitled to appraisal exceeds one percent of the outstanding shares of the class of Company Common Stock eligible for appraisal; or (2) the value of the consideration provided in the Company Merger for such total number of shares exceeds $1 million. The Company refers to these conditions as the “ownership thresholds.” Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective date of the Company Merger through the date of payment of the judgment at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of the Company’s stockholders, the Company, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice either a copy of Section 262 or information directing the Company’s stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to the Company’s stockholders that appraisal rights are available in connection with the Company Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Company Merger, any holder of record or beneficial owner of shares Company Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company Common Stock, the Company believes that if a stockholder or a beneficial owner is considering exercising such rights, that stockholder or beneficial owner should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of Company Common Stock must do ALL of the following:
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the stockholder or beneficial owner must not vote in favor of the Merger Agreement Proposal;

•
the stockholder or beneficial owner must deliver to the Company a written demand for appraisal of such holder’s or owner’s shares of Company Common Stock before the vote on the Merger Agreement Proposal at the Special Meeting; and

•
the stockholder must continuously hold or the beneficial owner must continuously own the shares from the date of making the demand through the effective date of the Company Merger (a stockholder or beneficial owner will lose appraisal rights if the stockholder or beneficial owner transfers the shares before the effective date of the Company Merger).

Any person who has complied with the applicable requirements of Section 262 and is otherwise entitled to appraisal rights or the Surviving Corporation may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.
In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.
For stockholders, because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement Proposal, each stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the Merger Agreement Proposal, abstain or not vote his, her or its shares.
Filing Written Demand
A stockholder or beneficial owner wishing to exercise appraisal rights must deliver to the Company, before the vote on the Merger Agreement Proposal at the Special Meeting, a written demand for the appraisal of such holder’s or owner’s shares of Company Common Stock. In addition, that stockholder or beneficial owner must not vote or submit a proxy in favor of the Merger Agreement Proposal. A vote in favor of the Merger Agreement Proposal, in person at the Special Meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal with respect to such stockholder’s shares. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement Proposal, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Agreement Proposal or abstain from voting on the Merger Agreement Proposal. Neither voting against the Merger Agreement Proposal nor abstaining from voting or failing to vote on the Merger Agreement Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Agreement Proposal. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Agreement Proposal at the Special Meeting will constitute a waiver of appraisal rights.
A stockholder exercising appraisal rights must hold of record the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Company Merger. A beneficial owner exercising appraisal rights must own the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to own such shares through the effective date of the Company Merger.
A holder of record of shares of Company Common Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Company Common

Stock by or on behalf of holder of record must reasonably inform the Company of the identity of the holder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares.
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Company Common Stock. A demand for appraisal in respect of shares of Company Common Stock should be executed by or on behalf of the beneficial owner and must reasonably inform the Company of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the shares of Company Common Stock for which the demand is made, (2) be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Focus Financial Partners Inc.
Attention: General Counsel
515 N. Flagler Drive, Suite 550
West Palm Beach, FL 33401
At any time within 60 days after the effective date of the Company Merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such person’s demand for appraisal and to accept the Merger Consideration offered pursuant to the Merger Agreement, without interest and less any applicable withholding taxes, by delivering to the Company, as the Surviving Corporation, a written withdrawal of the demand for appraisal. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within 60 days after the effective date of the Company Merger. Except with respect to any person who withdraws such person’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, the person will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Company Merger is completed, within 10 days after the effective date of the Company Merger, the Surviving Corporation will notify each record holder of shares of Company Common Stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the Merger Agreement Proposal, and any beneficial owner who has demanded appraisal in accordance with Section 262 that the Company Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Company Merger, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and who is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person, demanding a determination of the value of the shares held by all persons entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and the Company’s stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Common Stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the effective date of the Company Merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the Merger Agreement Proposal and with respect to which the Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares will not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Corporation must send this statement to the requesting person within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a person and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery and the costs of any such notice are borne by the Surviving Corporation.
At the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
The Delaware Court of Chancery will dismiss appraisal proceedings as to all of persons who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the class of Company Common Stock eligible for appraisal or (2) the value of the consideration provided in the Company Merger for such total number of shares exceeds $1 million.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Company Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Company Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Company Merger and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest accrued before such voluntary cash payment, unless paid at that time.

In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Company Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Company Merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and the Company’s stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither the Company nor Parent anticipates offering more than the Merger Consideration to any stockholder or beneficial owner exercising appraisal rights, and each of the Company and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of judgment under such subsection (a “Reservation”). In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of Company Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Company Common Stock will be deemed to have been converted at the effective time of the Company Merger into the right to receive the Merger Consideration as provided in the Merger Agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Company Merger, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the Merger Consideration as provided in the Merger Agreement in accordance with Section 262.
From and after the effective date of the Company Merger, no person who has demanded appraisal rights with respect to some or all of such person’s shares in compliance with Section 262 will be entitled to vote such shares of Company Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the Company Merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, if neither of the ownership thresholds above has been satisfied in respect of the persons seeking appraisal rights or if such person delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal and an acceptance of the Company Merger within 60 days after the effective date of the Company Merger, then the right of such person to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Company Merger or consolidation within 60 days after the effective date of the Company Merger.
Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a person’s statutory appraisal rights. In that event, you will be entitled to receive the Merger Consideration for your dissenting shares in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Material U.S. Federal Income Tax Consequences of the Mergers
The following is a general discussion of the material U.S. federal income tax consequences of (i) the Vested Units Exchange to U.S. holders (as defined below) of Focus LLC Units and Class B Common Stock whose Focus LLC Units are exchanged for shares of Class A Common Stock in the Vested Units Exchange and, in connection therewith, whose shares of Class B Common Stock are cancelled for no consideration and (ii) the Company Merger to U.S. holders of Class A Common Stock (including Class A Common Stock received in the Vested Units Exchange) whose shares of Class A Common Stock are exchanged for cash in the Company Merger.
The following discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, judicial interpretations thereof and published rulings and other positions of the Internal Revenue Service (“IRS”), each as in effect as of the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth herein. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the positions or conclusions described in the following summary, and there can be no assurance the IRS or a court will not take a contrary position.
This discussion applies only to U.S. holders that hold their Focus LLC Units or Class A Common Stock, as applicable, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is not a complete description of all of the U.S. federal income tax consequences of the Vested Units Exchange, the Company Merger and any related transactions, nor does it describe any tax consequences of the Vested Units Exchange, the Company Merger or any related transactions arising under any U.S. state or local or non-U.S. tax laws or under any U.S. federal tax laws other than U.S. federal income tax law. Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular U.S. holder of Focus LLC Units (and corresponding shares of Class B Common Stock, if any) or Class A Common Stock, as applicable, in light of its individual circumstances (including the impact of the Medicare surtax on certain net investment income and Section 1061 of the Code) or that may be relevant to certain categories of U.S. holders that may be subject to special rules, such as:
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banks, insurance companies or other financial institutions;

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tax-exempt or governmental organizations;

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“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all of the interests of which are held by a qualified foreign pension fund);

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“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

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entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes or holders of interests therein;

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dealers in securities or foreign currencies or traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

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persons that hold Focus LLC Units or Class A Common Stock, as applicable, as part of a straddle, hedge, conversion transaction or other integrated investment or risk reduction transaction;

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persons that purchased or sell their Focus LLC Units or Class A Common Stock, as applicable, as part of a wash sale;

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persons whose functional currency is not the U.S. dollar or certain former citizens or long-term residents of the United States;

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persons that acquired or hold their Focus LLC Units or Class A Common Stock, as applicable, through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

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persons that actually or constructively hold (or actually or constructively held at any time during the five-year period ending on the date of the Company Merger) five percent or more (by vote or value) of the Focus LLC Units or any class of Company Common Stock, as applicable; and

•
persons that own a direct or indirect equity interest in Parent following the Company Merger or who have entered into a TRA Waiver and Exchange Agreement.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Focus LLC Units (and corresponding shares of Class B Common Stock, if any) or Class A Common Stock, as applicable, the tax treatment of a partner in such partnership generally will depend upon the status of the partner or the partnership, upon the activities of the partnership and upon certain determinations made at the partnership or partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding Focus LLC Units (and corresponding shares of Class B Common Stock, if any) or Class A Common Stock, as applicable, should consult with their own tax advisors regarding the U.S. federal income and other tax consequences to them of the Vested Units Exchange or the Company Merger, as applicable.
THE TAX CONSEQUENCES OF THE VESTED UNITS EXCHANGE, THE COMPANY MERGER AND ANY RELATED TRANSACTIONS TO A HOLDER OF FOCUS LLC UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK, IF ANY) OR CLASS A COMMON STOCK MAY BE COMPLEX AND WILL DEPEND ON SUCH HOLDER’S SPECIFIC SITUATION AND FACTORS NOT WITHIN PARENT’S OR THE COMPANY’S CONTROL. ALL HOLDERS OF FOCUS LLC UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK, IF ANY) OR CLASS A COMMON STOCK ARE STRONGLY ENCOURAGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE VESTED UNITS EXCHANGE, THE COMPANY MERGER AND ANY RELATED TRANSACTIONS TO THEM IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND ANY U.S. FEDERAL, U.S. STATE OR LOCAL, NON-U.S. OR OTHER TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
U.S. Holder Defined
For purposes of this discussion, a “U.S. holder” is a beneficial owner of (i) Focus LLC Units and corresponding shares of Class B Common Stock, if any, or (ii) Class A Common Stock, as applicable, that, for U.S. federal income tax purposes, is:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.
U.S. Federal Income Tax Consequences of the Vested Units Exchange to U.S. Holders of Focus LLC Units and Class B Common Stock
The exchange of Focus LLC Units for shares of Class A Common Stock in the Vested Units Exchange is intended to be a taxable event for U.S. holders of Focus LLC Units for U.S. federal income tax purposes. In general, the Vested Units Exchange is expected to be treated as a taxable sale of such U.S. holder’s Focus LLC Units in exchange for shares of Class A Common Stock. In addition, a U.S. holder may receive a Holder TRA Payoff Amount, and all or a portion of such Holder TRA Payoff Amount may relate to the Focus LLC Units such U.S. holder exchanges in the Vested Units Exchange. Such portion of the Holder TRA Payoff Amount is expected to be treated, for U.S. federal income tax purposes, as additional consideration for the Focus LLC Units exchanged by such U.S. holder in the Vested Units Exchange.
Provided that the Vested Units Exchange is treated as described above, a U.S. holder of Focus LLC Units who receives Class A Common Stock in exchange for Focus LLC Units in the Vested Units Exchange will recognize gain or loss in an amount equal to the difference between:
(i)
the sum of (A) the fair market value of the Class A Common Stock received by such U.S. holder, (B) the portion of such U.S. holder’s Holder TRA Payoff Amount, if any, related to the Focus LLC Units exchanged in the Vested Units Exchange and (C) the share of Focus LLC’s nonrecourse liabilities allocable to such Focus LLC Units immediately prior to the Vested Units Exchange and

(ii)
such U.S. holder’s adjusted tax basis in the Focus LLC Units exchanged therefor immediately prior to the Vested Units Exchange (which will include the share of Focus LLC’s nonrecourse liabilities allocable to such Focus LLC Units immediately prior to the Vested Units Exchange).

Such gain or loss will generally be capital gain or loss. However, a portion of such gain or loss, which portion could be substantial, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to assets giving rise to depreciation or amortization recapture, or other “unrealized receivables,” or to “inventory items” owned by Focus LLC and its non-corporate subsidiaries. Ordinary income attributable to such amounts under Section 751 of the Code may exceed any net taxable gain realized by a U.S. holder of Focus LLC Units in connection with the Vested Units Exchange and may be recognized even if there is a net taxable loss realized by such U.S. holder in connection with the Vested Units Exchange. Consequently, a U.S. holder may recognize both ordinary income and capital loss upon the exchange of Focus LLC Units in connection with the Vested Units Exchange. Capital gain or loss recognized by a U.S. holder of Focus LLC Units will generally be long-term capital gain or loss if the U.S. holder’s holding period for its Focus LLC Units is more than one year as of the effective time of the Vested Units Exchange. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitation.
U.S. holders of Focus LLC Units will be allocated their share of Focus LLC’s items of income, gain, loss, and deduction for the portion of the taxable year of Focus LLC ending on the date of the Vested Units Exchange. These allocations will be made in accordance with the terms of the Focus LLC Agreement and Merger Agreement. A U.S. holder will be subject to U.S. federal income tax on any such allocated income and gain even if such U.S. holder does not receive a cash distribution from Focus LLC related to such allocated income and gain. Any such income and gain allocated to a U.S. holder will increase the U.S. holder’s tax basis in its Focus LLC Units and, therefore, will reduce the gain, or increase the loss, recognized by such U.S. holder in connection with the Vested Units Exchange. Any losses or deductions allocated to a U.S. holder will decrease the U.S. holder’s tax basis in its Focus LLC Units and, therefore, will increase the gain, or reduce the loss recognized by such U.S. holder in connection with the Vested Units Exchange.
A U.S. holder’s tax basis in the Class A Common Stock received in the Vested Units Exchange will equal the fair market value of such Class A Common Stock on the date of the Vested Units Exchange. Under general principles of U.S. federal income tax law, a U.S. holder’s holding period in the Class A Common Stock received in the Vested Units Exchange could begin on the day after the date of the Vested Units Exchange.

However, the Class A Common Stock received in the Vested Units Exchange is expected to be exchanged for cash in the Company Merger on the same day as the Vested Units Exchange.
Each current or former holder of Focus LLC Units who has already exchanged, or exchanges prior to the Vested Units Exchange, Focus LLC Units for shares of Class A Common Stock (including in connection with the initial public offering of the Company) may receive a Holder TRA Payoff Amount, and a portion of such Holder TRA Payoff Amount may relate to the Focus LLC Units exchanged by such person prior to the Vested Units Exchange. Each such person should consult with its own tax advisors regarding the U.S. federal income and other tax consequences to it of the receipt of such portion of its Holder TRA Payoff Amount.
U.S. Federal Income Tax Consequences of the Company Merger to U.S. Holders of Class A Common Stock
The exchange by a U.S. holder of shares of Class A Common Stock (including shares of Class A Common Stock received in the Vested Units Exchange) for cash in the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes. A U.S. holder who receives cash in exchange for shares of Class A Common Stock in the Company Merger generally will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received by such U.S. holder and (ii) such U.S. holder’s adjusted tax basis in the shares of Class A Common Stock exchanged therefor. The adjusted tax basis of each share of Class A Common Stock received in the Vested Units Exchange will equal the fair market value of such share on the date of the Vested Units Exchange, which is generally expected to equal the amount of cash received by the U.S. holder in respect of such share in the Company Merger. Gain or loss must be calculated separately for each block of Class A Common Stock exchanged by such U.S. holder if such blocks were acquired at different times or for different prices. Any gain or loss so recognized generally will be long-term capital gain or loss if the U.S. holder’s holding period in a particular block of Class A Common Stock is more than one year as of the Company Merger Effective Time. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitation. U.S. holders who acquired different blocks of Class A Common Stock at different times or for different prices should consult with their own tax advisors to determine how the above rules apply to them.
Information Reporting and Backup and Other Applicable Withholding
Generally, information reporting requirements may apply in connection with payments made to U.S. holders in connection with the Vested Units Exchange or the Company Merger. Further, the consideration payable to U.S. holders in connection with the Vested Units Exchange or the Company Merger may be subject to deduction or withholding as required under applicable law. A U.S. holder of Focus LLC Units or Class A Common Stock generally will be subject to U.S. backup withholding on the consideration it receives in the Vested Units Exchange or Company Merger, as applicable, unless such U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 (or appropriate substitute or successor form) providing such U.S. holder’s correct taxpayer identification number and certifying that such U.S. holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules. Moreover, the transferee of an interest in a partnership that is engaged in a U.S. trade or business (such as Focus LLC) is generally required to withhold 10% of the amount realized by the transferor (in this case a holder of Focus LLC Units who receives Class A Common Stock in exchange for Focus LLC Units in the Vested Units Exchange) unless the transferor certifies that it is not a foreign person. Any amounts withheld under the U.S. backup withholding rules or otherwise is not an additional tax and will generally be allowed as a credit against a U.S. holder’s U.S. federal income tax liability, if any, and may entitle such U.S. holder to a refund, provided that the U.S. holder timely furnishes the required information to the IRS.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE VESTED UNITS EXCHANGE AND THE COMPANY MERGER TO U.S. HOLDERS OF FOCUS LLC UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK, IF ANY) OR CLASS A COMMON STOCK. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES OF THE VESTED UNITS EXCHANGE, THE COMPANY MERGER OR ANY RELATED TRANSACTIONS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER OF FOCUS LLC UNITS (AND

CORRESPONDING SHARES OF CLASS B COMMON STOCK, IF ANY) OR CLASS A COMMON STOCK. ALL HOLDERS OF FOCUS LLC UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK, IF ANY) AND CLASS A COMMON STOCK ARE STRONGLY ENCOURAGED TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE VESTED UNITS EXCHANGE, THE COMPANY MERGER AND ANY RELATED TRANSACTIONS TO THEM IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING TAX REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, U.S. STATE OR LOCAL, NON-U.S. OR OTHER TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
Financing of the Mergers
Equity Financing
The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Mergers. Parent estimates that the total funds necessary to complete the Mergers will be approximately $4,350,000,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded via equity investment by the Guarantors.
Parent and Merger Subs have delivered to the Company the Equity Commitment Letter, pursuant to which the CD&R Guarantor committed to contribute, or cause to be contributed, $3,200,000,000 to Parent to finance the Required Amounts, such amount including the Merger Consideration. The CD&R Guarantor has also agreed that if the proceeds of the Debt Financing (as defined below) having been or being concurrently funded to the Parent at the closing are less than $500,000,000, then the commitment under its Equity Commitment Letter will be automatically be increased by an amount equal to such shortfall (i.e., for a resulting maximum equity commitment equal to $4,350,000,000).
Parent and Merger Subs have also delivered to the Company the Equity Commitment Letter, dated as of February 27, 2023, by and between Parent and the Trident Guarantors, pursuant to which the Trident Guarantors have committed to provide equity financing in an aggregate amount of $650,000,000 to Parent, subject to and in accordance with the terms and conditions of the Equity Commitment Letter and the Merger Agreement.
The obligation of the Guarantors to provide the Equity Financing is subject to a number of conditions, including (a) satisfaction or waiver by Parent of all conditions set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the closing of the Mergers, but subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement) of such conditions) and the closing of the Mergers being required to occur pursuant to the Merger Agreement, (b) the Company has irrevocably confirmed in writing that if the Equity Financing is funded, then the Company will take such actions that are required of it by the Merger Agreement to consummate the closing, (c) substantially concurrently with the Equity Financing, Parent has received the funds pursuant to certain to other Equity Commitment Letters and (d) solely with respect to the Guarantor affiliated with CD&R, the Existing Stockholders have contributed the Class A Rollover Shares and Rollover Units to Parent or an affiliate thereof as contemplated by the Support Agreement.
The Guarantors’ obligation to fund the Equity Financing will terminate automatically and immediately upon the earliest to occur of (a) the payment of all of Parent’s and Merger Subs’ payment obligations under the Merger Agreement (which does not include, for the avoidance of doubt, any payment with respect to any Class A Rollover Shares) and the Equity Commitment Letters at the closing, including for the payment of the Merger Consideration, the Option Consideration, the aggregate payment obligations of the Company and its subsidiaries pursuant to the terms of the Tax Receivable Agreements and any fees and expenses of or payable by Parent, Merger Subs or the Guarantors (collectively, the “Required Amounts”) by Parent at the closing, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) a court of competent jurisdiction declining to specifically enforce the obligations of Parent to consummate the transactions contemplated by the Merger Agreement pursuant to a claim for specific performance brought against Parent in accordance with the Merger Agreement, (d) the termination of any of the other Equity Commitment Letters, Limited Guarantees by Guarantors or any other limited guarantees or (e) the assertion in writing or filing, directly or indirectly, of a claim or action (in either case, whether at law or in equity, in tort, contract or otherwise) by the Company or any of its affiliates or any of their respective members, managers, officers, directors, agents, attorneys or other representatives under or in respect of the Merger Agreement, the Limited Guarantees or the transactions contemplated therein against Parent, the Guarantors or any Parent affiliates, other than certain claims permitted by and subject to the terms and conditions of the Merger Agreement, the commitment letter and the Limited Guarantees.
The Company is an express third-party beneficiary only for the purpose of obtaining specific performance of Parent’s right to cause the Equity Financing to be funded by the Guarantors to Parent, subject to the terms and conditions of the Equity Commitment Letters and the Merger Agreement.
Debt Financing
In connection with its entry into the Merger Agreement, Parent entered into a debt commitment letter, dated as of February 27, 2023 (as amended or supplemented from time to time prior to the date hereof, the “Debt Commitment Letter”), by and among Royal Bank of Canada, RBC Capital Markets, Truist Bank, Truist Securities, Inc., Citizens Bank, N.A., MUFG Bank, Ltd., MUFG Union Bank, N.A., MUFG Securities Americas Inc., Fifth Third Bank, National Association, Bank of Montreal, BMO Capital Markets Corp., Capital One, National Association and SPC Financing Company LLC (collectively, the “Debt Commitment Parties”). Pursuant to the Debt Commitment Letter, the Debt Commitment Parties have committed to provide debt financing in connection with the consummation of the Mergers (the “Debt Financing”), the other transactions contemplated by the Merger Agreement, and related transactions, in the amounts and on the terms and subject to the conditions set forth in the Debt Commitment Letter. The Debt Commitment Letter provides for, among other things, (i) incremental commitments to Focus LLC’s existing credit facilities, comprised of a senior secured incremental term loan facility in an aggregate principal amount of up to the lesser of (x) $500.0 million and (y) the maximum aggregate amount permitted to be incurred under clauses (b)(I) and (b)(II)(A) of the definition of “Maximum Incremental Facilities Amount” set forth in the Existing Credit Document (the “Incremental Term Loan Credit Facility”) and (ii) an agreement to make certain amendments to the terms of Focus LLC’s existing term loan A and revolving credit facilities. The obligations of the Debt Commitment Parties to provide the debt financing under the Debt Commitment Letter are subject to certain customary conditions, including the substantially concurrent consummation of the Mergers in accordance with the Merger Agreement in all material respects and the consummation of the Equity Contribution (as defined in the Debt Commitment Letter) in an aggregate amount not less than $4,200.0 million (as such amount may be reduced in accordance with the Debt Commitment Letter).
It is anticipated that the proceeds of the Incremental Term Loan Credit Facility will be used to partially fund the Required Amounts.
The Incremental Term Loan Credit Facility is expected to mature on June 30, 2028, which is the same as the maturity date for Focus LLC’s existing Tranche B-5 term loans. The Incremental Term Loan Credit Facility is expected to amortize quarterly, starting the first fiscal quarter after the date of funding, in installments equal to 0.25% of the principal amount of the Incremental Term Loan Credit Facility, with the balance of the Incremental Term Loan Credit Facility being due and payable at maturity. The amounts outstanding under the Incremental Term Loan Credit Facility are expected to bear interest at a rate per annum equal to, at Focus LLC’s option, the base rate or the adjusted term SOFR rate, plus, in each case, an applicable margin. The applicable margin after the funding date is initially expected to be 2.50% per annum for base rate loans and 3.50% per annum for adjusted term SOFR rate loans. From and after the delivery by Focus LLC of its financial statements for the first fiscal quarter after the funding date, the applicable margin is expected to be subject to a leverage-based pricing step-down as set forth in the Debt Commitment Letter. Other than in respect of the mandatory amortization payments as set forth above, there are no current plans to repay the Incremental Term Loan Credit Facility prior to its stated maturity.
Limited Guarantees
Subject to the terms and conditions set forth in the Limited Guarantees, each of the Guarantors have guaranteed the due and punctual payment by Parent to the Company of (1) its pro rata percentage of the monetary damages awarded to the Company pursuant to the terms of the Merger Agreement as a result of a Willful Breach (as defined in the Merger Agreement) by Parent and (2) any reimbursement and indemnification obligations of Parent and Merger Sub in connection with the Debt Financing, if and when payable pursuant to the Merger Agreement (collectively, the “Guaranteed Obligations”).
Subject to specified exceptions, the Limited Guarantee will terminate upon the earliest to occur of (1) the closing of the Mergers, (2) the valid termination of the Merger Agreement under circumstances in which none of the Guaranteed Obligations may be payable, (3) with respect to each of the Guaranteed Obligations, the payment by such Guarantor or receipt by the Company of such Guaranteed Obligation and (4) the 120th day after the valid termination of the Merger Agreement under circumstances in which any of the Guaranteed Obligations is payable unless, prior to such date, the Company has commenced a lawsuit against Parent or the applicable Guarantor pursuant to the applicable Limited Guarantee alleging any of the Guaranteed Obligations is due and owing, in which case the Limited Guarantee shall survive until the earliest to occur of (a) a final, judicial determination of such lawsuit, (b) a written agreement between the Guarantors and the Company terminating the obligations and liabilities of Guarantors under the Limited Guarantees and (c) payment in full of the Guaranteed Obligations by Parent or such Guarantor.
Fees and Expenses
All costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the Merger Agreement and the Mergers and any other transactions contemplated by the Merger Agreement, will be paid by the party incurring such expense, except that expenses incurred in connection with the filing fee for this proxy statement and the Schedule 13E-3 and printing and mailing the proxy statement and the Schedule 13E-3 will be paid by Parent, except that the filing fee will be paid by the Company and Parent will, or will cause its affiliates to, reimburse the Company for such payment. The Company also incurred certain fees and expenses in connection with Parent’s financing of the Mergers, which fees and expenses will be paid by the Company and Parent will, or will cause its affiliates to, reimburse the Company for such payment.
The estimated fees and expenses incurred or expected to be incurred by the Company, Parent and Merger Subs in connection with the Mergers are as follows:
Description	Amount
Financial advisory fees and expenses(1)	$30,104,000.00
Legal fees and other professional fees and expenses(2)	$18,093,000.00
SEC filing fees	$510,083.74
Printing, proxy solicitation, filing and mailing costs	$208,000.00
Miscellaneous	$1,769,000.00
Total	$50,684,083.74

(1)
Does not include any discretionary fees that may be paid to such advisors.

(2)
The estimate for legal fees and other professional fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the Mergers.

Litigation Relating to the Mergers
On March 28, 2023, Mark “Mickey” Segal and KSFB Management, LLC (“KSFB”), the management company for NKSFB, LLC (“NKSFB”), one of the Company’s more than 85 partner firms, brought an action against Focus LLC and Goldman Sachs in the Superior Court of California in Los Angeles County. The complaint alleges, among other things, that Focus LLC’s and Goldman Sachs’ efforts in respect of a potential sale of the Company to CD&R violated certain duties and obligations owed to Mr. Segal and KSFB in connection with a separate potential transaction involving the sale of NKSFB and KSFB. Mr. Segal and KSFB are seeking unspecified damages. The Company believes the action is without merit and intends to vigorously contest all allegations.
Additional lawsuits arising out of or relating to the Merger Agreement and the transactions contemplated thereby may be filed in the future.

Regulatory Approvals
Under the HSR Act, and the rules and regulations promulgated thereunder, certain transactions, including the Mergers, may not be completed until notifications have been given and information furnished to the Antitrust Division of the United States Department of Justice (the “DOJ”) and the United States Federal Trade Commission (the “FTC”), and all statutory waiting period requirements have been satisfied. Completion of the Mergers is subject to the expiration or termination of the applicable waiting periods under the HSR Act. The parties filed their notification and report forms under the HSR Act on March 13, 2023, and the statutory waiting period expired on April 12, 2023.
Completion of the Mergers are further subject to the receipt of antitrust and foreign investment approvals and/or clearances, as applicable, from the Australian Treasurer, advised by the Foreign Investment Review Board (“Australian Clearance”), from the European Commission pursuant to Counsel Regulation (EC) No 139/2004 on the control of concentrations between undertakings (“EC Clearance”) and from the principal regulator of each of the Canadian entities registered in Canada as an exempt market dealer, portfolio manager or investment fund manager (“Canadian Clearance”). The Mergers are also subject to the necessary approval notice being received (or being treated as having being received) from the Financial Conduct Authority of the United Kingdom (“FCA Approval”). The parties expect to receive Australian Clearance, Canadian Clearance, EC Clearance and FCA Approval later this year prior to the closing.
At any time before or after the closing, the DOJ, the FTC, U.S. state attorneys general, as well as non-U.S. regulatory bodies could take action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the consummation of the Mergers or conditionally approving the Mergers upon certain regulatory conditions or remedies. Private parties may also seek to take legal action under the applicable laws under some circumstances. There can be no assurance that a challenge to the Mergers will not be made or, if such a challenge is made, that it would not be successful.
Under FINRA Rule 1017 and, if applicable, state securities laws, the change of control of certain of the BD Subsidiaries may not be completed until notifications have been given and/or consent has been obtained from FINRA and, if applicable, state securities authorities. Completion of the Mergers is subject to obtaining FINRA consent in accordance with the terms of the Merger Agreement. The BD Subsidiaries are required to file the continuing membership application with FINRA as soon as reasonably practicable following the execution of the Merger Agreement and use their reasonable best efforts to obtain such approval as soon as reasonably practicable.
Certain of the Company’s subsidiaries are licensed, registered or authorized by regulators in non-U.S. jurisdictions to provide investment management or other financial services including Australia, the Bahamas, Canada, the United Arab Emirates (Dubai), Switzerland, Singapore, and the United Kingdom (the “Foreign Jurisdictions”). Under the laws and regulations of the Foreign Jurisdictions, changes in control of the licensed, registered, or authorized entity may require pre-closing approval by, or notices to, the local regulatory body and/or post-closing notification to the local regulatory body after the effective date of any such change in control. In addition, under certain state mortgage licensing laws, certain subsidiaries of Focus are required to provide pre-closing or post-closing notification to state licensing authorities, some of which must approve the change in control. Finally, certain licensed insurance agency subsidiaries of Focus are required to seek prior approval or provide post-closing notification of a change in control. The Company, Parent and Merger Subs are required to use reasonable best efforts to obtain such approvals from the applicable governmental authorities.
Effective Time of the Mergers
The closing of the Company Merger and the LLC Merger will take place on the third business day following the day on which the last of the conditions to the closing of each of the Company Merger and LLC Merger has been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of those conditions), unless (1) otherwise agreed in writing by Parent and the Company or (2) the marketing period (as described in “The Merger Agreement — Marketing Period”) has not ended at the time the closing conditions condition are satisfied or waived, in which case closing will occur on the earlier of a day during the marketing period specified by Parent on no fewer than three business days’ notice to the Company, or the third business day following the final day of the marketing period; provided that Parent will not be required to consummate the closing prior to the 60th day following the date the Company provides Parent written notice that Client Consent Notices (as defined in the Merger Agreement) have been sent to all non-fund clients (as defined in the Merger Agreement) (the “Notice Date”). At the closing, the Company and Parent will cause the Company Merger and the LLC Merger to be consummated by filing all necessary documentation, including a certificate of merger for each of the Company Merger and the LLC Merger, and the Company Merger and LLC Merger will each become effective as of the time that the respective certificate of merger has been duly filed with and accepted by the Secretary of State of the State of Delaware (or at such later date as may be agreed by the parties in writing and specified in the certificate of merger), provided, however, that the Company Merger will become effective immediately after the LLC Merger becomes effective.
Payment of Merger Consideration
At the Company Merger Effective Time (i) each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including each such share resulting from the Vested Units Exchanges, but other than Excluded Shares), will be converted into the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement whereupon all such shares of Class A Common Stock will be automatically cancelled, will cease to be outstanding and will cease to exist, and the holders of such shares of Class A Common Stock will cease to have any rights with respect to their shares of Class A Common Stock other than the right to receive the Merger Consideration and (ii) each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and will cease to exist, and no payment will be made with respect to such shares of Class B Common Stock, and the holders of such shares of Class B Common Stock will cease to have any rights with respect to their shares of Class B Common Stock.
Prior to the Company Merger Effective Time, Parent will designate a paying agent to exchange the shares of Class A Common Stock (including each such share resulting from the Vested Units Exchanges, but other than Excluded Shares) for the Merger Consideration. At or prior to the Closing, Parent will deposit or cause to be deposited with the paying agent sufficient cash to pay the aggregate Merger Consideration. Parent will cause the paying agent to promptly pay each holder of record as of immediately prior to the Company Merger Effective Time (including those resulting from the Vested Units Exchanges, but other than those not entitled to Merger Consideration, as described in the preceding paragraph) the Merger Consideration. Interest will not be paid or accrue on any amount payable upon surrender of any Class A Common Stock. The paying agent will reduce the amount of any Merger Consideration paid by any applicable withholding taxes.
After the completion of the Mergers, you will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.
The paying agent will return to Parent or one of its affiliates, as designated by Parent, all funds in its possession at the one year anniversary of the Company Merger Effective Time. After that time, if you have not received payment of the Merger Consideration, you may look only to Parent as general creditor thereof for payment of your claims for the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.
Provisions for Stockholders
No provision has been made to grant the Company’s stockholders, other than Parent or its affiliates, access to the corporate files of the Company or any other party to the Mergers or to obtain counsel or appraisal services at the expense of the Company or any other such party.
Accounting Treatment
The Mergers will be accounted for in accordance with GAAP. The Parent is considered the acquiror for accounting purposes. The Mergers will result in the recognition of net assets acquired based on their estimated fair value.

THE MERGER AGREEMENT
The following describes the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference within this proxy statement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. You are encouraged to read carefully the Merger Agreement in its entirety before making any decisions regarding the Mergers because it is the principal document governing the Mergers.
In reviewing the Merger Agreement, please remember that it is included to provide you with information regarding its terms. The Merger Agreement contains representations and warranties by each party to the Merger Agreement. These representations and warranties have been made for the benefit of the other party to the Merger Agreement and have been qualified by certain disclosures that were made to the other party in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement, and may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.
Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. The representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference within this proxy statement. See the section of this proxy statement entitled “Where You Can Find More Information.”
Effects of the Mergers; Directors and Officers; Articles of Incorporation; Bylaws
The Merger Agreement contemplates (a) the LLC Merger and (b) immediately following the LLC Merger, the Company Merger, in each case, upon the terms, and subject to the conditions, set forth therein. As a result of the Company Merger, the separate corporate existence of Company Merger Sub will cease and the Company will continue as the Surviving Corporation as a subsidiary of Parent. As a result of the LLC Merger, the separate corporate existence of LLC Merger Sub will cease and Focus LLC will continue as the Surviving LLC as a subsidiary of the Parent.
At the Company Merger Effective Time, the initial directors of the Surviving Corporation will be the directors of Company Merger Sub as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the charter and the bylaws of the Surviving Corporation.
The officers of the Company at the Company Merger Effective Time will, from and after the Company Merger Effective Time, be the officers, of the Surviving Corporation, in each case, until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and bylaws of the Surviving Corporation.
As of the Company Merger Effective Time and immediately thereafter, (a) a majority of the Voting Stock (as defined in the Existing Credit Document) of Topco, which from and immediately after the Company Merger Effective Time shall indirectly own a majority of the Voting Stock of the Company and Focus LLC, will be owned by Permitted Holders (as defined in the Existing Credit Document) and (b) Permitted Holders will be entitled to designate a majority of the members of the board of directors (or equivalent governing body) of Topco and, indirectly, Focus LLC.
At the Company Merger Effective Time, the certificate of incorporation of the Company in effect immediately prior to the Company Merger Effective Time shall be amended and restated in its entirety to read as set forth in Exhibit C to the Merger Agreement and such amended and restated certificate of incorporation will be the certificate of incorporation of the Surviving Corporation, until thereafter amended as provided in the amended and restated certificate of incorporation or as provided by applicable law, and the bylaws of the Company will be amended and restated in their entirety to read as the bylaws of Company Merger Sub read immediately prior to the Company Merger Effective Time, until thereafter amended as provided in the Merger Agreement or as provided in the amended and restated bylaws, by the amended and restated certificate of incorporation of the Surviving Corporation or as provided by applicable law.

At the LLC Merger Effective Time, the Focus LLC Agreement will be amended and restated in its entirety to read as the limited liability company agreement of LLC Merger Sub read immediately prior to the LLC Merger Effective Time, except that references to LLC Merger Sub’s name will be replaced with references to ‘Focus Financial Partners, LLC’ until thereafter amended as provided in amended and restated limited liability company agreement or as provided by applicable law.
If the Company Merger is consummated, the Class A Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded.
Closing and Effective Times of the Mergers
The Merger Agreement provides that the closing will take place at 9:00 a.m. Eastern Time on the third business day following the day on which the last of the conditions to closing (described in the section of this proxy statement entitled “The Merger Agreement — Conditions to the Merger”) has been satisfied or waived (to the extent waivable under applicable law and the Merger Agreement) (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of those conditions), or such other time and date as may be mutually agreed in writing by the Company (with the prior written consent of the Special Committee) and Parent. Notwithstanding the foregoing, if the marketing period (as described in “The Merger Agreement — Marketing Period”) has not ended at the time of the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of the conditions, the closing will instead occur on the earlier of a day during the marketing period specified by Parent on no fewer than three business days’ notice to the Company (unless a shorter period is agreed to between Parent and the Company) and the third business day following the final day of the marketing period (subject to the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of the conditions to closing (other than those conditions that by their nature are to be satisfied at the closing of the Mergers, but subject to the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of those conditions)) provided that Parent will not be required to consummate the closing prior to the 60th day following the Notice Date.
Assuming receipt of required regulatory approvals and timely satisfaction of other closing conditions, including the approval by our stockholders of the Merger Agreement Proposal, we currently expect the closing of the Mergers to occur in the third quarter of 2023.
The Company Merger Effective Time will occur upon the certificate of merger for Company Merger having been duly filed with the Secretary of State of the State of Delaware, or at such later time as the parties (with the prior written consent of the Special Committee) to Merger Agreement may agree in writing and specify in the certificate of merger for Company Merger.
The LLC Merger Effective Time will occur upon the certificate of merger for LLC Merger having been duly filed with the Secretary of State of the State of Delaware, or at such later time as the parties (with the prior written consent of the Special Committee) to Merger Agreement may agree in writing and specify in the certificate of merger for LLC Merger.
Marketing Period
The marketing period, a time allotted to Parent and Merger Subs for purposes of marketing the Debt Financing, will, after the date of the Merger Agreement through and including June 27, 2023, be the first period of 17 consecutive business days throughout and at the end of which (1) Parent will have the Required Information (as described below) and (2) the conditions to the Mergers for the benefit of Parent and Merger Subs have been satisfied or, to the extent permitted by applicable law, waived (other than those conditions that by their nature are to be satisfied at the closing but subject to the satisfaction or waiver of those conditions) and nothing has occurred and no condition exists that would cause any of such conditions to fail to be satisfied assuming the closing were to be scheduled for any time during such 17 business day period. If the marketing period has not expired by June 27, 2023, the marketing period will be the first period of 17 consecutive business days after such date throughout and at the end of which (1) Parent will have the Required Information and (2) the conditions to the Mergers for the benefit of Parent and Merger Subs have been satisfied or, to the extent permitted by applicable law, waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions, or the conditions related to the

Requisite Company Stockholder Approvals, the HSR Act and other antitrust laws, other regulatory approvals and consent from FINRA) and nothing has occurred and no condition exists that would cause any of such conditions to fail to be satisfied assuming the closing were to be scheduled for any time during such 17 consecutive business day period; provided, that the marketing period will not commence until the 30th day after the Notice Date; provided, further that (1) July 3, 2023 and November 24, 2023 shall not constitute a business day for the purposes of calculating such 17 consecutive business day period and (2) if such 17 consecutive business day period will not have ended on or prior to August 18, 2023, then such 17 consecutive business day period will not commence prior to September 5, 2023.
Further, the marketing period will not be deemed to have commenced if (w) any of the historical financial statements that are included in the Required Information become “stale” under Regulation S-X or under customary practices for offerings and private placements of high-yield debt securities under Rule 144A promulgated under the Securities Act, in which case the marketing period will not be deemed to commence unless and until, at the earliest, the Company furnishes Parent with updated Required Information (x) the Company’s auditor will have withdrawn its audit opinion with respect to any of the audited financial statements of the Company or that are included in the Required Information, in which case the marketing period shall not be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements by Company’s auditor or another nationally-recognized independent public accounting firm reasonably acceptable to Parent, (y) the Company restates, or the Board or the Company auditors has determined that it is necessary to restate any historical financial statements of the Company that are included in the Required Information or the Company shall have determined or publicly announced that a restatement of any such historical financial statements is required, in which case the marketing period shall not be deemed to commence unless and until, at the earliest, such restatement has been completed or the Board subsequently concludes that no restatement shall be required in accordance with U.S. GAAP or (z) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not misleading, in which case the marketing period shall not be deemed to commence unless and until such Required Information has been updated so that there is no longer any such untrue statement or omission. The marketing period will end on any earlier date prior to the expiration of the 17 consecutive business day period described above if the Debt Financing is actually funded on such earlier date.
As used in the Merger Agreement, “Required Information” means (A) (1) the audited consolidated balance sheets and the related audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for the two most recently completed fiscal years of the Company ended at least 75 days prior to the closing date of the Mergers, together with all related notes and schedules thereto, and in each case accompanied by the audit reports thereon prepared in accordance with U.S. GAAP and in compliance with Regulation S-X under the Securities Act, subject to certain exceptions, and (2) the unaudited consolidated balance sheets and related consolidated statements of income or operations, stockholders’ equity and cash flows of the Company, reviewed by the Company’s auditors, for any subsequent fiscal quarter ended at least 40 days prior to the closing date of the Mergers and the portion of the fiscal year through the end of such quarter (other than in each case the fourth quarter of any fiscal year) and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, prepared in accordance with U.S. GAAP and in compliance with Regulation S-X under the Securities Act, subject to certain exceptions, and reviewed by the independent auditors of the Company; but in the case of each of clauses (1) and (2), excluding Excluded Information (as defined in the Merger Agreement) and, if reasonably requested by Parent and consented by the Company (which consent shall not be unreasonably withheld, conditioned or delayed), “flash” financial information with respect to a completed fiscal period for which financial statements are not yet available; provided that (other than with respect to “flash” financials) the filing of the required financial statements on Form 10-K and Form 10-Q within such time periods by the Company will satisfy the requirements of each of clause (1) and (2); (B) certain other historical financial information reasonably necessary to allow Parent to prepare pro forma financial statements that give effect to the Mergers and transactions contemplated under the Merger Agreement as if such transactions had occurred as of such date at the beginning of such period (as applicable); (C) certain other financial data, audit reports, business and other information (including a customary “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the Company’s financial statements described above and customary due diligence materials with respect to the Company), in each case to the extent the same is of the type and form customarily included in an offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, or otherwise necessary to receive from the independent auditors of the Company customary “comfort” with respect to the financial information of the Company to be included in such an offering memorandum; (D) the consents of the Company’s auditors for use of their audit reports with respect to the financial statements described above in any materials relating to the Debt Financing; and (E) draft comfort letters from the Company’s auditors.
Treatment of Company Common Stock and Company Equity Awards
Each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including each such share resulting from the Vested Units Exchanges), other than the Excluded Shares, which consist of shares (A) that are to be cancelled, (B) that are Class A Rollover Shares and (C) that are held by stockholders who vote against the adoption of the Merger Agreement and demand appraisal, will be converted into the right to receive the Merger Consideration from Parent. The Class A Rollover Shares will not receive the Merger Consideration and shall, immediately prior to the Vested Units Exchanges, be contributed, directly or indirectly, to an indirect sole owner of Parent as contemplated by the Support Agreement and thereafter such Class A Rollover Shares shall be contributed indirectly to Parent. At the Company Merger Effective Time, each share of Company Common Stock held as treasury stock and not held on behalf of third parties, each share of Company Common Stock owned by Parent or Merger Subs and any direct or indirect wholly owned subsidiary of Parent or Merger Subs (including the Class A Rollover Shares), will be cancelled without payment of any consideration or any conversion thereof and cease to exist. Each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and shall cease to exist and no payment shall be made with respect thereto. Each share of a class or series of capital stock of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time will be converted into one share of the same class or series of capital stock of the Surviving Corporation.
At the Company Merger Effective Time: (1) each then outstanding Company Option that is vested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into the right to receive an amount in cash equal to the Option Consideration; (2) each then outstanding Company Option that is unvested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent right to receive a cash payment, without interest, equal to the Option Consideration with respect to such Company Option and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company Option from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates; (3) each Company Option, whether vested or unvested, that has a per share exercise price that is equal to or greater than the Merger Consideration will automatically be cancelled for no consideration; (4) each then outstanding Company RSU that is unvested immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent contractual right to receive a cash payment from the Surviving Corporation equal to the product of (x) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Company Merger Effective Time, multiplied by (y) the Merger Consideration, and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company RSU from which it was converted, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates; and (5) each then outstanding Company Restricted Share as of immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into a contingent right to receive a cash payment, without interest, from the Surviving Corporation equal to the Merger Consideration and such resulting cash-based award will vest and become payable pursuant to the same vesting schedule applicable to such Company Restricted Share from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates.
Treatment of Focus LLC Units
Immediately prior to the LLC Merger Effective Time and conditioned upon the closing of LLC Merger, the Company will require each member of Focus LLC (other than the Company and its wholly owned subsidiaries and Parent) to effect the Vested Units Exchanges, pursuant to which such member will (A) Exchange all outstanding vested Common Units held by such member including, with respect to each such member who holds vested Incentive Units, the applicable number of vested Common Units received as a result of the conversion (based on the IU Conversion Ratio (as defined in the Focus LLC Agreement)) of vested Incentive Units held by such member that have a Hurdle Amount (as defined in the Focus LLC Agreement) that is less than the Merger Consideration, other than the Rollover Units, and (B) surrender for cancellation the corresponding number of shares of Class B Common Stock in accordance with the Focus LLC Agreement. Also on the date of the closing and prior to the LLC Merger Effective Time, each Incentive Unit, whether a vested Incentive Unit or unvested Incentive Unit, that has a Hurdle Amount that is equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Focus LLC, Parent, the Company, or the holder thereof, be cancelled for no consideration.
At the Company Merger Effective Time, each then outstanding unvested Common Unit held by a member of Focus LLC (other than the Company and its wholly owned Subsidiaries or Parent) (including, with respect to each such member who holds unvested Incentive Units, each unvested Common Unit received as a result of the conversion (based on the IU Conversion Ratio) of unvested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration) shall automatically be cancelled and converted into a contingent cash payment in an amount that would be payable pursuant to the Merger Agreement if such unvested Common Units were a Company Restricted Share, which contingent cash payment will vest and become payable pursuant to the same vesting schedule applicable to the corresponding unvested Common Unit or Incentive Unit, as applicable.
At the LLC Merger Effective Time, each Focus LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges, other than the Excluded Units, will be cancelled and forfeited for no consideration. The Rollover Units will, immediately prior to the Vested Units Exchanges, be contributed, directly or indirectly, to Parent or one of its Affiliates as contemplated by the Support Agreement.
Each Excluded Unit (including the Rollover Units) shall be unaffected by the LLC Merger and will remain outstanding following the closing.
Each limited liability company interest of LLC Merger Sub issued and outstanding immediately prior to the LLC Merger Effective Time will be converted into one common unit of the Surviving LLC.
Surrender and Payment Procedures
At or prior to the Company Merger Effective Time, Parent will deposit, or will cause to be deposited, with the paying agent a cash amount in U.S. dollars sufficient to pay the aggregate Merger Consideration, other than in respect of the Excluded Shares and the aggregate Option Consideration.
With respect to shares of Company Common Stock held, directly or indirectly, through The Depository Trust Company (“DTC”), Parent and the Company will cooperate to establish procedures with the paying agent, DTC, DTC’s nominees and other relevant intermediaries to ensure that the paying agent will transmit to DTC as promptly as practicable after the Company Merger Effective Time, upon surrender of shares of Company Common Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the paying agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Mergers.
From and after the Company Merger Effective Time, there will be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were outstanding immediately prior to the Company Merger Effective Time. If, after the Company Merger Effective Time, any acceptable evidence of a share of Company Common Stock is presented to the Surviving Corporation, Parent or the paying agent for transfer, it will be cancelled and exchanged for the cash amount in immediately available funds to which the holder is entitled to receive as a result of the Company Merger.
If any cash deposited with the paying agent remains unclaimed by, or otherwise undistributed to, holders of shares of Company Common Stock by the one-year anniversary of the Company Merger Effective Time, such cash will be delivered to Parent or an affiliate thereof designated by Parent. Thereafter, holders of

Company Common Stock (other than holders of Excluded Shares) who have not received payment due to non-compliance with the exchange procedures will be entitled to look only to the Surviving Corporation with respect to payment of the Merger Consideration (after giving effect to any required tax withholdings) upon delivery of the shares of the Company Common Stock, without any interest thereon.
Parent, the Company, Merger Subs, the Surviving Corporation and the paying agent (and any affiliates and designees of the foregoing), as applicable, will be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable pursuant to the Merger Agreement such amounts as it reasonably determines it is required to deduct or withhold with respect to the making of such payment under the Code or any other applicable U.S. federal, state, local or non-U.S. tax law.
Representations and Warranties
Representations and Warranties of the Company
We made customary representations and warranties in the Merger Agreement that are subject, in many cases, to exceptions and qualifications contained in the Merger Agreement, in the Company’s confidential disclosure schedule delivered to other parties in connection with execution of the Merger Agreement (the “Company Disclosure Schedule”) or in certain reports filed with the SEC. These representations and warranties relate to, among other things:
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our and our subsidiaries’ due organization, good standing, existence and authority to carry on our and their businesses;

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our capitalization, including:

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the number of authorized and outstanding shares of Company Common Stock, Company preferred stock, the number of outstanding Focus LLC Units that are vested and unvested, the number of outstanding Company Options and Company RSUs;

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that all outstanding shares of Company Common Stock, and all issued and outstanding equity interests of the Company’s subsidiaries (including Focus LLC), are duly authorized and validly issued in accordance with the Company’s and its subsidiaries’ organizational documents, as applicable, and are, or will be when issued, fully paid (to the extent required) and nonassessable, and have not been issued in violation of applicable securities laws or preemptive rights, rights of first refusal or other similar rights of any person;

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except as set forth in the organizational documents of the Company, the absence of preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom equity interests, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind obligating the issuance or sale of any equity interests or securities or obligations convertible or exchangeable for any equity interests of the Company or our subsidiaries;

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the absence of any outstanding bonds, debentures, notes or other obligations of the Company, the holders of which have the right to vote with the holders of equity interests in the Company or any of its subsidiaries on any matter;

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the absence of any voting trusts, voting proxies or other agreements or understandings to which we or any of our subsidiaries is a party with respect to the voting or registration of the shares of Company Common Stock or other equity interest of the Company or any of its subsidiaries; and

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our or our subsidiaries’ ownership of equity or long-term debt securities of any other entity;

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our corporate power and authority related to the Merger Agreement, including as it relates to our entry into and performance of our covenants and obligations under the Merger Agreement and to consummate the Mergers and the other transactions contemplated by the Merger Agreement and the enforceability of the Merger Agreement against us;

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that the adoption of the Merger Agreement requires the affirmative vote of each of (1) the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, entitled to vote thereon and (2) the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, held by Unaffiliated Stockholders and entitled to vote thereon, are the only votes of the holders of any class of capital stock of the Company necessary to approve the Merger Agreement and to consummate the Mergers and any other transactions contemplated by the Merger Agreement;
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the required actions by or in respect of, and filings with, governmental authorities in connection with the Mergers and the Merger Agreement;

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our execution, delivery and performance under the Merger Agreement, and whether such execution, delivery and performance would result in violations of, or conflicts with, our governing documents or applicable law, or any defaults, terminations, cancellations or accelerations under certain agreements or the creation of liens on any of our assets;

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our SEC filings since February 17, 2022 and the financial statements included in such SEC filings, and our disclosure controls and procedures and internal controls over financial reporting;

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our compliance with the applicable listing and corporate governance requirements of Nasdaq;

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the absence of obligations or liabilities of the Company that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its subsidiaries, other than (1) obligations or liabilities reflected or reserved against in the consolidated balance sheet of the Company for the year ended December 31, 2022; (2) obligations or liabilities arising in connection with the transactions contemplated by the Merger Agreement; (3) obligations or liabilities incurred in the ordinary course of business since December 31, 2022; (4) executory obligations arising from any contract entered into in the ordinary course of business; or (5) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as described below);

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(1) our conduct of business in all material respects in the ordinary course of business from December 31, 2022 through the date of the Merger Agreement, except in connection with the Company’s sale process, the Merger Agreement and the transactions contemplated by the Merger Agreement; (2) that neither the Company nor its subsidiaries has taken, or agreed to take, any action that, if taken on or after the date of the Merger Agreement, would have constituted a breach of certain covenants relating to Mergers, dividends, changes to financial accounting policies or procedures or dispositions of material assets; and (3) the absence since December 31, 2022 of certain changes, including any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

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the absence since January 1, 2020 of certain legal proceedings, investigations and governmental orders against the Company or any of its subsidiaries;

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certain matters relating to employee benefit plans of the Company and its subsidiaries, including material benefit plans sponsored, managed, or contributed to by the Employer Entities;

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since January 1, 2020, compliance with applicable laws, including anti-corruption laws, and the permits, licenses, insurance contracts, certifications, approvals, registrations, identification numbers, consents, authorizations, franchises, variances, exemptions and orders (including all product certifications) necessary for the operation of the business of the Company and its subsidiaries as currently conducted;

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certain matters relating to material contracts;

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certain material rights to the leases of real property of the Company and any of its subsidiaries and the lack of any owned real property;

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the inapplicability of anti-takeover statutes and any anti-takeover provisions in the Company’s certificate of incorporation (including article tenth of the Company’s certificate of incorporation) or bylaws to the Merger Agreement or the transactions contemplated by the Merger Agreement;

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certain environmental matters relating to the Company and its subsidiaries;

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certain tax matters relating to the Company and its subsidiaries;

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certain labor matters relating to the Company and its subsidiaries;

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certain intellectual property matters relating to the Company and its subsidiaries;

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certain matters relating to insurance policies;

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the absence of certain related party transactions that have not been disclosed in the company reports as of the date of the Merger Agreement;

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the receipt by the Special Committee of fairness opinions from Goldman Sachs and Jefferies;

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the accuracy of information supplied for inclusion or incorporation by reference in this proxy statement or the Schedule 13E-3 and any amendment or supplement thereto;

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the absence of any undisclosed broker’s or finder’s fees;

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the absence of a default or event of default under the Existing Credit Document, in each case, as of the date of the Merger Agreement and as of immediately prior to the Company Merger Effective Time;

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certain matters related to assets within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA;

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certain matters relating to the Company’s general regulatory compliance;

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certain broker-dealer matters relating to the Company and its subsidiaries;

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certain matters relating to the Company’s and its subsidiaries’ compliance with the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”); and

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certain matters relating to the Company’s compliance with laws under the U.S. Commodity Exchange Act.

Material Adverse Effect
Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a “Material Adverse Effect,” which means any change, effect, event, occurrence, circumstance, fact or development (which we collectively refer to as an “effect”) that is materially adverse to the business or financial condition of the Company and its subsidiaries, taken as a whole, excluding any effect resulting from the following:
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changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the financial services sector, and then solely to the extent of any such disproportionality);

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changes generally affecting the industries (including the financial services industry) in which the Company and its subsidiaries operate (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the financial services sector, and then solely to the extent of any such disproportionality);

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changes in U.S. GAAP or of applicable law, or the official interpretations thereof (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the financial services sector, and then solely to the extent of any such disproportionality);

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changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the financial services sector, and then solely to the extent of any such disproportionality);

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weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including SARS-CoV-2 or COVID-19, any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks (“COVID-19”)), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events)

(or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)) (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects (other than any effect with respect to COVID-19 or COVID-19 Measures or any escalation or worsening thereof (including any subsequent waves)), compared to other similarly situated companies in the financial services sector, and then solely to the extent of any such disproportionality);
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any capital market conditions, in each case in the U.S. or any other country or region in the world (except to the extent the Company and its subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the financial services sector, and then solely to the extent of any such disproportionality);

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any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar law, directive, guidelines or recommendations promulgated by any governmental authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 (“COVID-19 Measures”);

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a decline, in and of itself, in the price or trading volume of the shares of Class A Common Stock on Nasdaq or any other securities market or in the trading price of any other securities of the Company or any of its subsidiaries (provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition);

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any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period (provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition);

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the identity of Parent or Merger Subs, the execution and delivery or performance of the Merger Agreement, or the announcement, pendency or consummation of the Merger Agreement or the transactions contemplated by the Merger Agreement (including the impact on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other persons) (other than (A) with respect to any representation or warranty contained in the Merger Agreement to the extent such representation or warranty in intended to address the consequences of the negotiation, execution or delivery of the Merger Agreement, the performance of the requirements of the Merger Agreement or the announcement, pendency or consummation of the Merger Agreement or the transactions contemplated therein or (B) with respect to the consents related to the clients to which entities in which the Company owns more than 25% of the interests provide investment advisory services, the failure to obtain such consents shall be taken into account for determining whether a Material Adverse Effect has occurred);

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any action or claim made or brought by any of the current or former stockholders of the Company or members of Focus LLC (or on their behalf or on behalf of the Company or Focus LLC) against the Company, Focus LLC or any of their respective directors, officers, or employees arising out of the Merger Agreement or the transactions contemplated by the Merger Agreement;

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any action or inaction by the Company or its subsidiaries taken or omitted by the Special Committee or the Company or any of its Subsidiaries expressly required by the Merger Agreement or at the written request of Parent or Merger Subs or with the written consent of Parent or Merger Subs or expressly required by the Merger Agreement (other than with respect to any representation or warranty contained in the Merger Agreement to the extent that such representation or warranty is intended to address the consequences of the performance of the requirements of this Agreement or for the purpose of Parent and Merger Subs’ closing conditions as it relates to such representations and warranties); or

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the availability or cost of equity, debt or other financing to Parent or Merger Subs.

Representations and Warranties of Parent and Merger Subs
The Merger Agreement also contains customary representations and warranties made by Parent and Merger Subs that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. The representations and warranties of Parent and Merger Subs relate to, among other things:

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their due organization, existence, good standing, and authority to carry on their businesses;

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their corporate power and authority related to the Merger Agreement, including their power to enter into the Merger Agreement, perform their obligations under the Merger Agreement, and consummate the Mergers and the other transactions contemplated by the Merger Agreement and the enforceability of the Merger Agreement against them;

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the required actions by or in respect of, approvals from, and filings with, governmental authorities in connection with the Mergers and the Merger Agreement;

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their execution, delivery and performance under the Merger Agreement, and whether such entry and performance would result in violations of, or conflicts with, their governing documents or applicable law, or any defaults, terminations, cancellations or accelerations under certain agreements or the creation of liens on any of their assets;

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the absence of certain legal proceedings or investigations against Parent or Merger Subs;

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the delivery by the Guarantors of a true, complete and correct copy of the Limited Guarantees and the Limited Guarantees being in full force and effect and enforceable against the Guarantors in accordance with their terms;

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the delivery by Parent of true, correct and complete copy of an executed commitment letter with respect to equity financing for the Mergers that are in full force and effect and enforceable against the applicable counterparties thereto in accordance with their terms;

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that the Equity Financing, when funded in accordance with the Equity Commitment Letters will contribute to Parent and Merger Subs funds sufficient for the payment of all Required Amounts by Parent at closing (as described in the section of this proxy statement entitled “The Merger Agreement — Equity Financing”);

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the capitalization and business conduct of Merger Sub;

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the solvency of Parent and its subsidiaries;

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the absence of any broker’s or finder’s fees for which the Company would be responsible;

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the accuracy of information supplied for inclusion or incorporation by reference in this proxy statement or the Schedule 13E-3 and any amendment or supplement thereto; and

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that none of Parent, Merger Subs or any of their affiliates or associates (as such terms are defined in article tenth of the Company’s certificate of incorporation) is, nor at any time in the last three years has been, an ‘interested stockholder’ (as defined in the Company’s certificate of incorporation) or beneficially owns any shares of Company Common Stock or other securities of, or economic interests in, the Company; and

•
the Mergers and the other transactions contemplated by the Mergers Agreement do not constitute “covered transactions” as defined by 31 C.F.R. 800.213.

The representations and warranties in the Merger Agreement of each of the Company, Parent and Merger Subs will not survive the consummation of the Mergers or the termination of the Merger Agreement pursuant to its terms.
Conduct of Our Business Pending the Mergers
Under the Merger Agreement, between the date of the Merger Agreement and the earlier of the closing and the termination of the Merger Agreement in accordance with its terms, except (1) as expressly contemplated, required or permitted by the Merger Agreement; (2) as required by applicable law; (3) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned); (4) for any action taken or omitted to be taken, in order to comply with, or in response to, any COVID-19 measures (with prior notice and in good faith); or (5) as set forth on the Company Disclosure Schedule, the Company has agreed that it will, and that it will cause its subsidiaries to, use its and their commercially reasonable efforts to conduct their respective businesses in the ordinary course of business consistent with past practice and preserve intact in all material respects their respective assets, properties, business organizations and relationships with partners, clients, suppliers, distributors and other Persons with which it has material business dealings.
We have further agreed that, between the date of the Merger Agreement and the earlier of the closing and the termination of the Merger Agreement in accordance with its terms, except (1) as expressly contemplated, required or permitted by the Merger Agreement; (2) as required by applicable law; (3) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned); (4) set forth on the Company Disclosure Schedule, the Company will not, and will cause its subsidiaries not to:
•
adopt any changes in the certificate of incorporation or bylaws of the Company or its subsidiaries (including any amendment to the Focus LLC Agreement);

•
merge or consolidate the Company or any of its subsidiaries with any other third party;

•
restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise impose any changes or restrictions on the assets, the operations or business of the Company or any of its subsidiaries except when such actions are immaterial to the Company and its subsidiaries, taken as a whole and to the extent such actions are not expected to be adverse to the Parent;

•
issue, sell, pledge, encumber, dispose of or grant, or authorize the issuance, sale, pledge, encumbrance, disposition or grant of, any shares of capital stock of the Company or any of its subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than:

•
any transaction among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries; or

•
any grant or issuance of shares of Company Common Stock (1) in exchange for Focus LLC Units in accordance with the terms of the Focus LLC Agreement, (2) in respect of any exercise of Company Options or (3) in settlement of any Company RSUs;

•
make any loans, advances or capital contributions to or investments in any person, other than to the Company or any of its wholly owned subsidiaries;

•
declare, set aside, make or pay any dividend or other distribution with respect to any of its capital stock, except for (A) dividends or other distributions paid by any wholly owned subsidiary of the Company to the Company or to any other wholly owned subsidiary of the Company and (B) tax distributions in accordance with the Focus LLC Agreement in amounts reasonably determined by Focus LLC to be necessary to satisfy its obligations under the Focus LLC Agreement to all members of Focus LLC consistent with past practice;

•
reclassify, split, combine, purchase or otherwise acquire, among other related actions, any shares of the Company’s capital stock or securities convertible into or exercisable for shares of its capital stock, except for (1) any such action solely among any wholly owned subsidiary of the Company; (2) acquisitions of shares of Company Common Stock or Focus LLC Units in satisfaction of withholding obligations in respect of certain Company equity awards, or (3) acquisition of Focus LLC Units in connection with an exchange of such Focus LLC Units for shares of Company Common Stock or cash in accordance with Focus LLC Agreement;

•
create, incur, assume or guarantee any indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other indebtedness, except for (1) borrowings in the ordinary course of business under the Company’s Existing Credit Document (other than indebtedness incurred in reliance on the Maximum Incremental Facilities Amount (as defined in the Merger Agreement)); (2) guarantees or credit support provided by the Company or any of its subsidiaries of the obligations of the Company or any of its subsidiaries in the ordinary course of business consistent with past practice to the extent such indebtedness is in existence on the date of the Merger Agreement or incurred in compliance with clause (1); and (3) any indebtedness solely among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries;

•
other than in the ordinary course of business consistent with past practice, enter into any contract that would have been a material contract had it been entered into prior to the date of the Merger Agreement, subject to exceptions requiring Parent’s prior written consent;

•
amend, modify or waive in any material respect in a manner adverse to the Company or any of its subsidiaries or terminate any material contract (other than expirations of any such contract in accordance with its terms);

•
amend, modify or waive in any material respect or terminate any management agreement; provided that this shall not restrict any amendment, modification or waiver reasonably necessary to (x) add or remove principals as parties to such management agreement in the ordinary course of business or (y) adjust for economics consistent with acquired earnings and past practice in connection with acquisitions completed following the date of the Merger Agreement in accordance with the terms of the Merger Agreement;

•
amend, modify or waive in any material respect any contract containing a minimum purchase “earnout” or other contingent or deferred payment obligation of the Company and its subsidiaries;

•
make any material changes with respect to financial accounting policies or procedures, except as required by law or U.S. GAAP or official interpretations with respect thereto;

•
settle certain actions, suits, claims, hearings, arbitrations, investigations or other proceedings for an amount in excess of $500,000 individually or $1 million in the aggregate, other than where the amount paid or to be paid by the Company or any of its subsidiaries is (1) fully covered (less retention or deductible under the applicable insurance policy) by insurance coverage amounts maintained by the Company or any of its subsidiaries, (2) not materially in excess of the amount, if any, reflected or specifically reserved in the Company’s balance sheets included in documents filed or furnished to the SEC between February 17, 2022 and the date of the Merger Agreement (or the notes thereto) (with materiality measured relative to the amount so reflected or reserved, if any) or (3) the plaintiff and is receiving payment in connection with such settlement or compromise, in each case, as long as the settlement or compromise does not (x) impose any non-de minimis restriction on the business or operations of the Company or any of its subsidiaries (or Parent or any of its subsidiaries after the closing) or (y) include any non-de minimis non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its subsidiaries or any of their respective officers or directors;

•
assign, transfer, sell, lease, license, encumber (other than liens permitted under the Merger Agreement), permit to lapse, abandon or otherwise dispose of any material assets or property (including any material intellectual property rights), except (1) as may be required by a governmental authority to permit or facilitate the consummation of the Mergers or any of the other transactions contemplated in the Merger Agreement solely to the extent required by the Merger Agreement; (2) transactions among the Company and its wholly owned subsidiaries or among the Company’s wholly owned subsidiaries; or (3) in the ordinary course of business of the subsidiaries of the Company;

•
except for such actions required by the Company benefit plans in existence on the date of the Merger Agreement: (1) increase or decrease the compensation or other benefits payable or provided to any of the current or former employees or other service providers of the Company or any of its subsidiaries or Employer Entities (other than, solely with respect to the Company’s Subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant subsidiary’s management agreement with the Company, as in effect on the date of the Merger Agreement and substantially in the form made available to Parent); (2) increase or accelerate or commit to increase or accelerate the funding, payment or vesting of compensation or benefits provided under any Company benefit plan (other than under any Company benefit plan maintained by one of the Company’s subsidiaries other than the Employer Entities in the ordinary course of business consistent with past practice and as permitted by the relevant subsidiary’s management agreement with the Company in effect on the date of the Merger Agreement and substantially in the form made available to Parent); (3) grant or promise to grant any cash or equity or equity-based incentive awards, bonus, change of control, severance or retention award to any current or former employee or other service provider of the Company or its subsidiaries (other than, solely with respect to the Company’s subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date of the Merger Agreement and substantially in the form made available to Parent); (4) hire, engage, furlough or terminate (other than for cause) the employment of any employee, officer, director, or other service provider of the Employer Entities whose annualized compensation exceeds $400,000 (other than, solely with respect to the Company’s subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant subsidiary’s management agreement with the Company, as in effect on the date of the Merger Agreement and substantially in the form made available to Parent); (5) establish, adopt, enter into, terminate or materially amend any material Company benefit plan of the Company or Employer Entities (or any plan, program, agreement or arrangement that would be a Company benefit plan of the Company or Employer Entities if in effect on the date of the Merger Agreement); or (6) establish, adopt, enter into, terminate or materially amend any material Company benefit plan of any subsidiaries of the Company other than Employer Entities (or any plan, program, agreement or arrangement that would be a Company benefit plan of any such subsidiary if in effect on the date of the Merger Agreement) other than in the ordinary course of business consistent with past practice and as permitted by the relevant subsidiary’s management agreement with the Company, as in effect on the date of the Merger Agreement and substantially in the form made available to Parent;
•
acquire any business, assets or capital stock of any person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than (A) the acquisition of assets from vendors or suppliers of the Company or any of its subsidiaries in the ordinary course of business; (B) (x) the acquisition of any wealth management businesses (other than any person registered or required to be registered as a “broker” or “dealer” with the SEC under the Exchange Act) and (y) joint ventures with or other minority investments in wealth management businesses (other than any person registered or required to be registered as a “broker” or “dealer” with the SEC under the Exchange Act) that (1) do not exceed $10 million (including “earnouts” or other contingent payments) individually and $50 million (including “earnouts” or other contingent payments) in the aggregate, (2) would not prevent, materially delay or materially impede the transactions contemplated by Merger Agreement and (3) would not require Parent, Stone Point or their respective affiliates to make any additional filing or notice with or disclosure to any governmental authority, other than filings or notices permitted under Merger Agreement or consistent with previous disclosures made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company; or (C) any pending acquisition (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or purchase agreement that are set forth in the Company Disclosure Schedule;

•
except when required by law, (A) change or revoke any material tax election; (B) change any annual tax accounting period or material method of tax accounting, (C) file any material amended tax return, (D) settle or compromise any material claim related to taxes for an amount materially in excess of amounts reserved, (E) enter into any material closing agreement with respect to taxes or (F) surrender any right to claim a material tax refund for an amount materially in excess of amounts reserved;

•
other than in accordance with the Company’s capital expenditure budget made available to Parent, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $750,000 individually or $2.5 million in the aggregate;

•
disclose any material trade secrets or material confidential information to third parties outside of the ordinary course of business (other than pursuant to a written confidentiality agreement entered into in the ordinary course of business consistent with past practice);

•
make any material change to the operation or security of any software, hardware, network and other computer systems of the Company or any of its subsidiaries, or the Company’s policies or procedures with respect to protected information that is personally identifying or subject to any law related to personal information, in each case in a manner adverse to the Company, except as required by law or in the ordinary course of business consistent with past practice;

•
negotiate or enter into any labor agreement or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or any of its subsidiaries or any of its subsidiaries;

•
implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that trigger notice requirements pursuant to the WARN Act;

•
voluntarily terminate, suspend, abrogate, amend or modify any material permit in a manner materially adverse to the Company and its subsidiaries, taken as a whole;

•
any action that would result in any BD Subsidiary (A) maintaining an amount of capital less than the amount required to be maintained by such BD Subsidiary under Rule 15c3-1 of the Exchange Act, as agreed to with FINRA and any other governmental authority or sufficient to ensure that it is required to file notice under Rule 17a-11 under the Exchange Act or (B) having an aggregate indebtedness (computed in accordance with Rule 15c3-1 under the Exchange Act) that exceeds 1,500% of its net capital;

•
cancel, modify, amend or waive or terminate the Existing Credit Document, except for modifications or amendments that would not (1) impair the ability of Parent to obtain the Debt Financing (with certain limits as described in the Merger Agreement) on the closing date; (2) reduce the ability of the Company and its subsidiaries to incur secured debt for borrowed money in the form of the Debt Financing on the closing date in any material respect; (3) reduce the ability of the Company and its subsidiaries to make Restricted Payments (as defined in the Existing Credit Document) on the closing date in any material respect; (4) impair the ability of the Mergers to be consummated in compliance with any “merger” or “fundamental changes” covenant in the Existing Credit Document; (5) consent to or otherwise permit any assignment or transfer of rights or interests of the Company or any of its subsidiaries in or with respect to the Existing Credit Document or borrowings thereunder: or (6) amend or modify the stated final maturity date of any indebtedness for borrowed money thereunder to be sooner than such maturity date as in effect as of the date of the Merger Agreement, amend or modify the interest rate or undrawn commitment fees payable by the Company or its subsidiaries under any such agreement in a manner materially adverse to the Company and its subsidiaries or amend or modify any such agreement to reduce the amount of the total lending commitments thereunder;

•
enter into, modify or renew any real property lease with annual lease payment obligation by the Company in excess of $2 million;

•
any action that would result in any CPO Subsidiary (as defined in the Merger Agreement) or the CTA Subsidiary (as defined in the Merger Agreement) maintaining an amount of “net capital” or “adjusted net capital” less than the amount required to be maintained by such subsidiary under the U.S. Commodity Exchange Act and National Futures Association (“NFA”) rules and bylaws or as agreed to with NFA and any other government authority;

•
waive or release any noncompetition, non-solicitation, nondisclosure, noninterference, non-disparagement, or other restrictive covenant obligation of any current or former officer, manager, employee or independent contractor of the Employer Entities;

•
apply for, seek or obtain any permit that (y) would prevent, materially delay or materially impede the transactions contemplated by the Merger Agreement or (z) would require Parent, Stone Point or their respective affiliates to make any filing or notice with or disclosure to any governmental authority; or

•
agree, authorize or commit to do any of the foregoing.

Parent, Merger Subs and their subsidiaries also agree that, from the date of the Merger Agreement until the Company Merger Effective Time, they will not (1) knowingly take any action that would prevent, materially delay or materially impede the consummation of the Equity Financing; (2) acquire or agree to acquire any person (a “Specified Acquisition”), if the entering into a definitive agreement relating to or consummating the Specified Acquisition would reasonably be expected to (a) prevent, materially delay or materially impair the obtaining of, or adversely affect in any material respect the ability of Parent or its affiliates to procure, any authorizations, consents, orders, declarations or approvals of any governmental authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by the Merger Agreement, or (b) materially increase the risk of any governmental authority entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement; or (3) take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Mergers or the satisfaction of any of the closing conditions thereto.

No Solicitation of Acquisition Proposals; Board Recommendation Changes
Go-Shop Period
Beginning on the date of the Merger Agreement and continuing until the No-Shop Period Start Date for a party that is not an Excluded Party, or the Cut-Off Time for any Excluded Party, the Company and its Representatives have the right to directly or indirectly take the following actions, in each case, acting under the direction of the Special Committee:
•
solicit, initiate, propose, induce, encourage or facilitate the making, submission or announcement of, or knowingly encourage, facilitate or assist, any discussion, proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, an Acquisition Proposal;

•
subject to a customary confidentiality agreement, furnish or provide to any third person, including its Representatives, prospective debt and equity financing sources and/or their respective Representatives, (A) any non-public information relating to the Company and its subsidiaries or (B) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, in any such case with the intent to induce the making; submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); provided, that Company will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning the Company and its Subsidiaries that is provided to any such third person or its Representatives but only to the extent that such non-public information concerning the Company and its Subsidiaries was not previously provided to Parent or its Representatives;

•
continue, enter into, maintain, participate or engage in discussions or negotiations with any third person (and its Representatives, prospective debt and equity financing sources or their respective Representatives) with respect to an Acquisition Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); and

•
cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any Acquisition Proposal, including that the Company may grant a limited waiver under any “standstill provision” or similar obligation of any third person with respect to the Company or any of its subsidiaries to allow such third person to submit or amend an Acquisition Proposal on a confidential basis to the Special Committee.

No Solicitation or Negotiation
Subject to the “No Solicitations Exceptions” described below from the No-Shop Period Start Date (or the Cut-Off Time with respect to any Excluded Party) until the earlier of termination of the Merger Agreement or the Company Merger Effective Time, the Company will and will cause its subsidiaries and its and their respective employees, officers and directors to, and will instruct and use reasonable best efforts to cause each of their respective other Representatives to, (1) cease and cause to be terminated any discussions or negotiations with any third party that would be prohibited by the non-solicitation provisions of the Merger Agreement and cease providing any further information with respect to the Company or any Acquisition Proposal to any such third party or its Representatives; (2) terminate all access granted to any such third party and its Representatives to any physical or virtual data room (or any other diligence access); and (3) promptly following the No-Shop Period Start Date (or the Cut-Off Time with respect to any Excluded Party) but in any event within two business days following the execution of Merger Agreement, request in writing the prompt return or destruction of all non-public information concerning the Company and its subsidiaries theretofore furnished to any such person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the six-month period immediately preceding the date of the Merger Agreement. From and after the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time) until the earlier of termination of the Merger Agreement or the Company Merger Effective Time, except as otherwise permitted by the Merger Agreement, neither the Company nor any of its subsidiaries, nor any of the employees (including any officers) and directors of the Company or its subsidiaries will, and the Company will instruct and use its reasonable best efforts to cause its and its subsidiaries’ Representatives not to, directly or indirectly:

•
initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (including by approving any transaction, or person or group becoming an “interested stockholder,” for purposes of article tenth of the Company’s certificate of incorporation);

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data any person or group relating to, any Acquisition Proposal or any inquiry, proposal, indication of interest or offer that would reasonably be expected to lead to an Acquisition Proposal;

•
furnish any to any person (other than Parent or any of its affiliates) non-public information relating to the Company or any of its subsidiaries or afford any access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;

•
approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal; or

•
resolve or agree to do any of the foregoing.

After the commencement of the No-Shop Period Start Date, we and our Representatives (acting under the direction of the Special Committee) may, directly or indirectly, continue to engage in the activities prohibited under the no-shop provisions of the Merger Agreement with respect to any Excluded Party, including with respect to any amended or modified Acquisition Proposal submitted by any Excluded Party following the No-Shop Period Start Date, and the no-shop restrictions will not apply until the earlier of (A) the Cut-Off Time and (B) the time that such party ceases to be an Excluded Party.
No Solicitation Exceptions
Notwithstanding the foregoing, the Company and Parent also agreed that, at any time prior to the time the Company’s stockholders adopt the Merger Agreement, in response to a bona fide written Acquisition Proposal received after the date of the Merger Agreement that did not result from a breach of the non-solicitation provisions of the Merger Agreement (including a bona fide written Acquisition Proposal from a third person that the Company engaged during the go-shop period), the Company may, or may authorize its Representatives to:
(1)
provide information in response to a request by a third party who has made such a bona fide written Acquisition Proposal if the Company receives from such third party so requesting such information a customary confidentiality agreement; provided that:

•
such confidentiality agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and

•
the Company will substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; or

(2)
engage or participate in any discussions or negotiations with any third party that has made such a bona fide written Acquisition Proposal,

if and only to the extent that, in each such case referred to in clauses (1) and (2) above, the Board (acting on the recommendation of the Special Committee), or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal and that the failure to take action pursuant to no solicitation exceptions provided above would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.
Notwithstanding anything contrary in the Merger Agreement, the Company, directly or indirectly through one or more of its Representatives, may, before the Company’s stockholders adopt the Merger Agreement, seek clarification from (but not engage in negotiations or provide non-public information to) any third party that has made an Acquisition Proposal solely to clarify and understand the terms and conditions of such proposal that are necessary to provide adequate information for the Board or Special Committee to make an informed determination. During the period commencing on the date of the signing of the Merger Agreement and running until the earlier of the Company Merger Effective Time and the termination of Merger Agreement, the Company will not be required to enforce, and, if requested, will be permitted to waive, any provision of any “standstill” or confidentiality agreement solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Board (or any committee thereof, including the Special Committee).
From the date of the Merger Agreement until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Company agrees to promptly (and, in any event, within 24 hours) notify Parent in writing if any proposals, indications of interest or offers with respect to an Acquisition Proposal are received by it or any of its Representatives and will provide, in connection with such notice, the material terms and conditions of any such proposal, indication of interest, or offer and thereafter will keep Parent informed, on a prompt basis (and, in any event, within 24 hours), of any material changes to the status and terms of any such proposal or offer (including any amendment thereto). From the No-Shop Period Start Date (or with respect to any Excluded Party, the Cut-Off Time) until the earlier to occur of the termination of the Merger Agreement and the Company Merger Effective Time, the Company agrees that it will promptly (and in any event, within 24 hours) notify Parent in writing if any inquiries, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives and will provide, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the third party making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, inquiry, proposal, offer, indication of interest or offer, including proposed agreements, or commitment letters) and thereafter will keep Parent informed, on a prompt basis (and, in any event within 24 hours), of any material changes to the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company and its Representatives) and any material changes to the status of any such discussions or negotiations.
The Company further agreed that any breaches of the go-shop or no-shop provisions of the Merger Agreement by any Representative of the Company will be deemed a breach by the Company and the Company will not authorize, direct or knowingly permit breach of such provisions by its Representatives and will use reasonable best efforts to stop such breach or threatened breach.
No Change of Recommendation
The Merger Agreement provides that (subject to certain exceptions described below) neither the Board nor the Special Committee will (1) withhold, withdraw, qualify or modify (in a manner adverse to Parent), or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent), the “Company Recommendation,” defined as the recommendation of the Board that the stockholders of the Company vote in favor of the adoption of the Merger Agreement (it being understood that it will be considered a modification adverse to Parent that is material if (a) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Board fails to publicly recommend against acceptance of such tender or exchange offer by the holders of shares of Company Common Stock within 10 business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (b) any Acquisition Proposal is publicly announced and the Board fails to issue a public press release within 10 business days of such public announcement reaffirming the Company Recommendation or stating that the Company Recommendation has not been changed), but in any event with two business days prior to the Special Meeting; (2) authorize, adopt, approve, endorse, recommend, or publicly declare advisable (or publicly propose to do any of the foregoing), any Acquisition Proposal; (3) fail to include the Company Recommendation in the proxy statement; or (4) except as expressly permitted by, and after compliance with certain provisions of the Merger Agreement, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, Merger Agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than a customary confidentiality agreement) (any of the foregoing, a “Change of Recommendation”).
No Change of Recommendation Exceptions
Superior Proposal
Notwithstanding the foregoing, the Company and Parent also agreed that, prior to the time the stockholders of the Company adopt the Merger Agreement, in response to a bona fide written Acquisition Proposal that did not arise from a breach of the non-solicitation obligations set forth in the Merger Agreement, either the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation (or terminate the Merger Agreement) in order to enter into an alternative acquisition agreement providing for a Superior Proposal, in which case the Company will be required to pay a termination fee of $150,350,000 to Parent (or 69,392,000 to Parent if the Company terminates the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal prior to the Non-Shop Period Start Date or with respect to an Excluded Party prior to the Cut-Off Time), as described in the section of this proxy statement entitled “The Merger Agreement — Termination”, if, prior to taking such action, (1) the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal, (2) the Company complies with certain procedures that, among other things, require the Company to provide Parent with four business days’ notice that the Company has received such proposal (the “Match Period”), as described below, and (3) prior to taking action to effect a Company change of recommendation or terminating the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal, the Board (acting on the recommendation of the Special Committee) or the Special Committee determines (taking into account any adjustment to the terms and conditions of the Merger Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees committed to by Parent in writing in response to such Acquisition Proposal, if any) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to effect a Company change of recommendation in response to such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law.
Change of Recommendation or Termination Procedures
The Company further agreed that the Board (acting on the recommendation of the Special Committee) or the Special Committee will not make a Change of Recommendation in response to an Acquisition Proposal or terminate the Merger Agreement in order to enter into an alternative Acquisition Proposal providing for a Superior Proposal, unless:
•
the Company notifies Parent in writing at least four business days in advance (as may be extended, the “Notice Period”) that it has received such proposal, specifying material terms and conditions of the proposal (including the identity of the Person or Group making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal, and that the Company intends to change its recommendation or terminate the Merger Agreement, and during such four business day period, the Company and Special Committee will (and will cause its Representatives to) be reasonably willing and available to participate in good faith negotiations with Parent and its Representatives should Parent propose to make adjustments or revisions to the terms and conditions of the Merger Agreement, the Equity Commitment Letters, the Support Agreement and/or the Limited Guarantees.

Note, however, that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company will deliver a new written notice to Parent and will comply with the procedure described in this section, except that the Notice Period is reduced to two business days and the Match Period in respect of such new written notice will be two business days.
Intervening Events
Notwithstanding the foregoing, the Company and Parent also agreed that, prior to the time the stockholders of the Company adopt the Merger Agreement, in response to an Intervening Event, the Board

(acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation if, prior to taking such action, (1) the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law, (2) the Company gives four business days’ prior notice to Parent that the Company has determined that an Intervening Event has occurred or arisen and that the Company intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, the Company and the Special Committee negotiate (and must cause its Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wants to negotiate) to make such adjustments or revisions to the terms and conditions of the Merger Agreement, the Equity Commitment Letters, the Support Agreement and/or the Limited Guarantees in response thereto, and (3) at the end of the four business day period, prior to taking action to effect a Change of Recommendation, the Board (acting on the recommendation of the Special Committee) or the Special Committee takes into account any adjustments or revisions to the terms and conditions of the Merger Agreement, the Equity Commitment Letters, the Support Agreement and/or the Limited Guarantees proposed by Parent in writing in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law.
Note, however, that in the event of any material changes regarding any Intervening Event, the Company will be required to deliver a new written notice to Parent and to comply with the procedures in this section with respect to such new written notice, except that the advance written notice obligation will be reduced to two business days
Stockholders Meeting
The Company has agreed to take, in accordance with applicable law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of its stockholders, to be duly called and held as promptly as reasonably practicable after clearance of this proxy statement by the SEC (and in no event later than the 40th day following the first mailing of the proxy statement without the prior written consent of Parent), for the purpose of considering and voting on the adoption of the Merger Agreement by the affirmative vote of each of (1) the Majority of the Outstanding Shares and (2) the Majority of the Unaffiliated Shares, in each case assuming a quorum is present. The Company has agreed that the Board will recommend adoption of the Merger Agreement to the Company’s stockholders, subject to the provisions of the Merger Agreement discussed above under “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes.”
Stone Point Vote
Concurrently with the execution of the Merger Agreement, the Existing Stockholders, each of which is an investment fund or investment vehicle managed by or affiliated with Stone Point, who collectively owned approximately 20.6% of the issued and outstanding shares of Company Common Stock as of February 27, 2023, entered into the Support Agreement with the Company and, solely for the purposes described therein (as described in the section of this proxy statement entitled “The Support Agreement”). Pursuant to the Support Agreement, among other things and subject to certain conditions prescribed therein, the Existing Stockholders agreed to, and to cause their applicable affiliates to, affirmatively vote or execute consents with respect to all shares of Company Common Stock owned by them as follows:
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in favor of (1) the adoption of the Merger Agreement and the approval of the Mergers; (2) the approval of any other proposal considered and vote upon by the stockholders of the Company at any meeting of stockholders of the Company necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement; and (3) the approval of any proposal relating to the adjournment or postponement of any meeting of the Company’s stockholders in accordance with the Merger Agreement; and

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against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.
Filings; Other Actions; Notification
The Company, Parent and Merger Subs will cooperate with each other and use their respective reasonable best efforts to:
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consummate and make effective the Mergers and the other transactions contemplated by the Merger Agreement as promptly as reasonably practicable;

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obtain from any governmental authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Parent or the Company or any of their respective controlled affiliates as promptly as reasonably practicable, including under the antitrust laws;

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obtain from any clients of the Company’s partner firms any consents, waivers, approvals, authorizations, or clearances advisable or required to be obtained by such partner firms;

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avoid or defend against any proceeding by any governmental authority, in connection with the authorization, execution and delivery of the Merger Agreement, the Mergers or any other transactions contemplated by the Merger Agreement;

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as promptly as reasonably practicable, and in any event within 10 business days after the date of the Merger Agreement, make all necessary filings under the HSR Act, and as promptly as reasonably practicable submit all other notifications, filings and registrations required or advisable under the antitrust laws, and thereafter promptly make an appropriate response to any additional information and documentary material that may be requested pursuant to any antitrust law; and

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as promptly as reasonably practicable, make any other required or advisable registrations, declarations, submissions and filings with respect to the transactions contemplated by the Merger Agreement required under the Exchange Act, any other applicable federal or state securities laws, and any other applicable law.

In addition, the Company and its subsidiaries will reasonably cooperate to facilitate the receipt by Parent and its affiliates of any approvals or to take any other reasonable actions required to permit Parent and its affiliates to operate in compliance with applicable law following the consummation of the Mergers.
In addition, subject to the terms of the Merger Agreement, if any objections are asserted with respect to the Mergers or any other transactions contemplated by the Merger Agreement under the HSR Act or any other applicable antitrust laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by a governmental authority or private party, challenging the Mergers or any other transactions contemplated by the Merger Agreement as violative of any antitrust law or which would otherwise prohibit or materially impair or delay in connection with any antitrust law the consummation of the Mergers and any other transactions contemplated by the Merger Agreement, each of the Company and Parent have agreed to use (and to cause their respective subsidiaries to use) their respective reasonable best efforts to resolve any objections.
In furtherance of the foregoing, Parent will, so as to enable the closing to occur as promptly as practicable, propose, negotiate, commit and effect, by consent decree, hold separate order, or otherwise to (1) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective subsidiaries and (2) otherwise take or commit to take actions that after the closing would limit Parent’s, the Company’s or any of its subsidiaries’ freedom of action with respect to, or its ability to operate and/or retain any of the businesses, assets or properties of Parent, the Company or any of their respective subsidiaries; provided, however, that Parent and the Company will not be required to take or agree to take any such actions unless it is binding on or otherwise applicable to Parent or the Company only from and after the Company Merger Effective Time and that Parent or Merger Subs will not be required to take any such actions as it relates to any affiliate of Parent (other than Merger Subs, the Company and their respective subsidiaries), including Stone Point and any investment funds or investment vehicles affiliated with, or managed or advised by, Stone Point or any portfolio company (as such term is commonly understood in the private equity industry) or investment of Stone Point or of any such investment fund or investment vehicle, or any interest therein.
Equity Financing
The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Mergers. Parent estimates that the total funds necessary to complete the Mergers will be approximately $4,350,000,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded via equity investment by the Guarantors.
Parent and Merger Subs have delivered to the Company the Equity Commitment Letter, pursuant to which the CD&R Guarantor has committed to contribute, or cause to be contributed, $3,200,000,000 to Parent to finance the Required Amounts, such amount including the Merger Consideration. The CD&R Guarantor has also agreed that if the proceeds of the Debt Financing having been or being concurrently funded to the Parent at the closing are less than $500,000,000, then the commitment under its Equity Commitment Letter will be automatically be increased by an amount equal to such shortfall (i.e., for a resulting maximum equity commitment equal to $4,350,000,000).
Parent and Merger Subs have also delivered to the Company the Equity Commitment Letter, dated as of February 27, 2023, by and between Parent and the Trident Guarantors, pursuant to which the Trident Guarantors have committed to provide equity financing in an aggregate amount of $650,000,000 to Parent, subject to and in accordance with the terms and conditions of the Equity Commitment Letter and the Merger Agreement.
The obligation of the Guarantors to provide the Equity Financing is subject to a number of conditions, including (a) satisfaction or waiver by Parent of all conditions set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the closing of the Mergers, but subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement) of such conditions) and the closing of the Mergers being required to occur pursuant to the Merger Agreement, (b) the Company has irrevocably confirmed in writing that if the Equity Financing is funded, then the Company will take such actions that are required of it by the Merger Agreement to consummate the closing, (c) substantially concurrently with the Equity Financing, Parent has received the funds pursuant to certain to other Equity Commitment Letters and (d) solely with respect to the Guarantor affiliated with CD&R, the Existing Stockholders have contributed the Class A Rollover Shares and Rollover Units to Parent or an affiliate thereof as contemplated by the Support Agreement.
The Guarantors’ obligation to fund the Equity Financing will terminate automatically and immediately upon the earliest to occur of (a) the payment of all of Parent’s and Merger Subs’ payment obligations under the Merger Agreement (which does not include, for the avoidance of doubt, any payment with respect to any Class A Rollover Shares) and the Equity Commitment Letters at the closing, including for the payment of the Merger Consideration, the Option Consideration, the Required Amounts by Parent at the closing, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) a court of competent jurisdiction declining to specifically enforce the obligations of Parent to consummate the transactions contemplated by the Merger Agreement pursuant to a claim for specific performance brought against Parent in accordance with the Merger Agreement, (d) the termination of any of the other Equity Commitment Letters, Limited Guarantees by Guarantors or any other limited guarantees or (e) the assertion in writing or filing, directly or indirectly, of a claim or action (in either case, whether at law or in equity, in tort, contract or otherwise) by the Company or any of its affiliates or any of their respective members, managers, officers, directors, agent, attorneys or other representatives under or in respect of the Merger Agreement, the Limited Guarantees or the transactions contemplated therein against Parent, the Guarantors or any Parent affiliates, other than certain claims permitted by and subject to the terms and conditions of the Merger Agreement, the commitment letter and the Limited Guarantees.

The Company is an express third-party beneficiary only for the purpose of obtaining specific performance of Parent’s right to cause the Equity Financing to be funded by the Guarantors to Parent, subject to the terms and conditions of the Equity Commitment Letters and the Merger Agreement.
Pursuant to the terms of the Merger Agreement, Parent (without the prior written consent of the Company) will not permit any amendment, modification or waiver to the Equity Commitment Letters if such amendment, modification or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Equity Financing; (ii) impose new or additional conditions or contingencies of the funding of the Equity Financing; (iii) otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing or any other terms to the Equity Financing in a manner that would reasonably be expected to (a) delay or prevent the occurrence of the closing or (b) make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtaining the Equity Financing, less likely to occur in any material respect; or (iv) adversely impact the ability of Parent or the Company, as applicable, to enforce its rights against the other parties to the Equity Commitment Letters.
Subject to the terms and conditions of Merger Agreement, Parent and Merger Subs will use reasonable efforts to (a) maintain in effect the Equity Commitment Letters in accordance with their terms and subject to their conditions; (b) comply with their obligations under the Equity Commitment Letters; (c) satisfy, on a timely basis, the conditions to funding the Equity Financing in the Equity Commitment Letters, if any, that are within their control; (d) consummate the Equity Financing at or prior to the closing, including causing the Guarantors to fund the Equity Financing at the closing; and (e) enforce its rights pursuant to the Equity Commitment Letters.
Cooperation with Debt Financing
The Company has agreed to, and to cause its subsidiaries and its and their Representatives to, use reasonable best efforts to cause its and their respective Representatives to provide to Parent and Merger Subs, in each case at Parent’s sole cost and expense, such cooperation as is customary and reasonably requested by Parent in connection with the arrangement and obtainment of the Debt Financing. Such cooperation may include (1) providing Parent and Merger Subs with the Required Information; (2) participation in investor and lender meetings, presentations, road shows, due diligence sessions, drafting sessions, and sessions with ratings agencies in connection with the contemplated Debt Financing; (3) assistance in preparing materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, syndication memoranda, offering memoranda, lender presentations, confidential information memoranda, and other customary marketing documents in connection with the Debt Financing; (4) assistance with the financing sources’ due diligence and providing customary officer certificates and authorization letters in connection with the Debt Financing; (5) assistance in connection with Parent’s preparation of pro forma financial statements of the Company; (6) assistance in the preparation, execution and delivery of definitive financing documents, including pledge and security documents, closing certificates and related documents in connection with the Debt Financing; (7) provision of all documentation and other information reasonably requested under applicable “know your customer” and anti-money laundering rules and regulations, and providing certification regarding beneficial ownership; (8) helping to ensure that syndication efforts for the Debt Financing from the Company’s existing lending and banking relationships; (9) taking certain actions reasonably requested to permit the consummation of the Debt Financing; (10) causing applicable auditors to furnish customary comfort letters and consents and attend accounting due diligence and drafting sessions; (11) cooperating with Parent to satisfy the conditions precedent to the Debt Financing to the extent within the control of the Company; and (12) furnishing to Parent and Merger Subs promptly any notices received by the Company or its subsidiaries from any administrative agent or lender under the Existing Credit Document.
Notwithstanding the foregoing, (1) in no event will the Company or any of its subsidiaries be required to provide any such cooperation to the extent it interferes unreasonably with the ongoing operations of the Company and its subsidiaries; (2) no obligation of the Company or its subsidiaries or any of their respective Representatives on account of the Debt Financing will be effective until the closing, except in the case of certain customary certificates, authorization letters, “know-your-customer” and anti-money laundering documents, representation letters and any certificate of an authorized officer of the Company that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document; (3) in no event will the Company or its subsidiaries be required to pay any commitment or other fee, enter into any definitive agreement or agree to provide any indemnity in connection with the Debt Financing that is effective prior to the closing; (4) the Company will not be required to perform any action that would conflict with or violate the Company’s or any of its subsidiaries’ organizational documents or any applicable laws or result in, prior to the closing date, the contravention of any material contract to which the Company or its subsidiaries is a party; (5) neither the Company or its subsidiaries nor any director, officer or employee thereof will be required to pass resolutions or consents to approve or authorize the execution of the Debt Financing (except those which are subject to the occurrence of the closing passed by directors or officers continuing in their positions following the closing), or execute any document or contract (except in the case of certain certificates, authorization letters, “know-your-customer” and anti-money laundering documents, representation letters and any certificate of an authorized officer of the Company that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document) prior to the occurrence of the closing in connection with the Debt Financing; (6) none of the Company or its subsidiaries or any of their respective Representatives will be required to disclose or provide any information in connection with the financing that is subject to attorney-client privilege or could result in the disclosure of any trade secrets or the violation of any confidentiality obligation; (7) subject to certain limited exceptions, none of the Company or its subsidiaries or any of their respective Representatives will be required to prepare or deliver any financial information in a form not customarily prepared by the Company or its subsidiaries in the ordinary course of their business, any financial information with respect to a fiscal period that has not yet ended or any pro forma financial information or projections; (8) none of the Company or its subsidiaries or any of their respective Representatives shall be required to disclose or provide any information in connection with the Debt Financing, the disclosure of which, in the judgment of the Company, would require the Company to make public such information in compliance with Regulation FD under the Exchange Act, except as requested by Parent; (9) none of the Company or its subsidiaries or any of their respective Representatives will be required to deliver any legal opinion in connection with the Debt Financing; (10) none of the Company or its subsidiaries or any of their respective Representatives will be required to take any action that would cause the Company or any of its subsidiaries to breach any representation, warranty, covenant or agreement in the Merger Agreement; and (11) none of the Company or its subsidiaries or any of their respective Representatives will be required to take any action that could reasonably be expected to cause any director, officer or employee or stockholder of the Company or any of its subsidiaries to incur personal liability or to make any representation, warranty or certification which the Company has determined in good faith is not true.
Parent and Merger Subs have agreed to reimburse and indemnify Company for certain expenses and damages incurred in connection with the Company’s cooperation with the Debt Financing, in the event the closing will not occur.
Parent and Merger Subs further agreed that a breach of the Company’s Debt Financing cooperation obligations will not be asserted as a basis for any failure of a closing condition to be satisfied or termination of the agreement unless such breach is a Willful Breach (as defined in the Merger Agreement), Parent has provided written notice of such breach (with reasonable specificity as to the basis of any such breach and its materiality) and the Company has failed to cure in a timely manner and such breach is the proximate cause of the Debt Financing not being consummated.
Client Notices and Consents
The Company has agreed that with respect to any non-fund clients (as defined in Merger Agreement), if a written consent to the assignment of an Advisory Contract (as defined in the Merger Agreement) is required by such non-fund client’s Advisory Contract (each, a “Written Consent Client”), the Company shall cause the relevant RIA Subsidiary (defined as any person that is registered with the SEC as an investment adviser under the Investment Advisers Act that the Company, directly or indirectly (a) owns, has the right to vote or has the power to sell or direct the sale of twenty-five percent (25%) or more of the voting securities of such person or (b) if such person is a partnership or limited liability company, has contributed 25% of such person’s capital, or has the right to receive 25% of such person’s capital upon dissolution) to (i) no earlier than the No-Shop Period Start Date (or, if applicable, the Cut-Off Time) and no later than two business days following the date on which the Requisite Company Stockholder Approvals have been obtained, send a notice (seeking affirmative consent) in respect of the transactions contemplated by the Merger Agreement, to each Written Consent Client and (ii) use its reasonable best efforts to obtain such consent with respect to each Written

Consent Client prior to the closing. In cases where consent other than written consent to the assignment of an Advisory Contract with any non-fund client is permitted or allowed under applicable law or the terms of the underlying investment contract, the Company shall cause the relevant RIA Subsidiary to (x) no earlier than the No-Shop Period Start Date (or, if applicable, the Cut-Off Time) and no later than two business days following the date on which the Requisite Company Stockholder Approvals have been obtained, send a notice (providing negative consent) in respect of the transactions contemplated by the Merger Agreement and (y) use its reasonable best efforts to obtain such consent with respect to such clients who object to the transactions contemplated by the Merger Agreement prior to closing.
With respect to each Advisory Client (as defined in the Merger Agreement) that is a Private Fund (as defined in the Merger Agreement), the Company has agreed to use reasonable best efforts to obtain, no earlier than the No-Shop Period Start Date (or, if applicable, the Cut-Off Time) and no later than two business days following the date on which the Requisite Company Stockholder Approvals have been obtained, the requisite consent of each such Advisory Client the deemed “assignment” (as defined in the Investment Advisers Act) of each such Advisory Client’s Advisory Contract.
With respect to each Advisory Client that is a Registered Fund (as defined in the Merger Agreement), the Company has agreed to cause each RIA Subsidiary to use its reasonable best efforts to (A) promptly following the date of Merger Agreement, solicit the board of directors or other similar governing body (each, a “Fund Board”) to approve (y) a new Advisory Contract with such RIA Subsidiary, and (z) an interim Advisory Contract in conformity with Rule 15a-4 under the Investment Company Act, as applicable depending on whether shareholder approval has been obtained, in each case, to be effective as of the closing, (B) no later than two business days following the date the Requisite Company Stockholder Approvals have been obtained, solicit the shareholders of each such Registered Fund to approve the applicable new Advisory Contract, and (C) prior to the closing date, obtain approval of board of directors or other similar governing body of each Advisory Client that is a Registered Fund to an interim Advisory Contract. Unless otherwise consented to in writing by Parent (not to be unreasonably withheld), each such new advisory contract, and interim Advisory Contract (as applicable), will be on substantially the same terms as the current contract.
For purposes of obtaining the shareholder approval of each Registered Fund, the Company shall cause each RIA Subsidiary to use its reasonable best efforts: (A) to request, as promptly as practical following receipt of the approval by any Fund Board of a new Advisory Contract, such Fund Board to call a meeting of the shareholders of such Registered Fund to be held as promptly as reasonably practical in accordance with the organizational documents of each Registered Fund for the purpose of voting upon a proposal to approve (in the requisite manner) such new Advisory Contract; (B) to cause to be prepared and filed with the SEC and all other applicable governmental authorities, as promptly as practical following receipt of the approval by the Fund Board of a new Advisory Contract, all proxy solicitation materials required to be distributed to the shareholders of such Registered Fund; and (C) to request such Fund Board to submit, as promptly as practical following the mailing of such proxy materials, to the shareholders of such Registered Fund for a vote at a shareholders meeting the actions recommended for shareholder approval by such Fund Board. The RIA Subsidiaries have agreed that all proxy materials for any Registered Fund shall comply with all applicable laws, and none of the information in any such proxy materials will, at the time such proxy materials are mailed or otherwise delivered to the shareholders of the applicable Registered Fund, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
The Company has agreed that as soon as reasonably practicable following the date of execution of Merger Agreement, the Company will use its reasonable best efforts to cause each Registered Fund, to the extent then engaged in a public offering of its shares, to (A) file supplements to its prospectus forming a part of its registration statement then currently in use, which supplements or amendments shall reflect changes as necessary in such Registered Fund’s affairs as a consequence of the transactions contemplated by the Merger Agreement, and (B) make any other filing necessary under any applicable law to satisfy disclosure requirements to enable the public distribution of the shares of such Registered Fund to continue.
From and after the date of the Merger Agreement, if (i) any RIA Subsidiary enters into an Advisory Contract with a new Advisory Client, the Company shall cause the relevant RIA Subsidiary to disclose to, and obtain consent from, each such prospective new Advisory Client to the deemed “assignment” (as defined in by the Investment Advisory Act) of such new Advisory Clients’ Advisory Contract, or (ii) the Company or any

RIA Subsidiary acquires any business, assets or capital stock of any person or division thereof, whether in whole or in part, that is registered with the SEC as an investment adviser under the Investment Advisers Act (a “Prospective RIA Subsidiary”), the Company shall cause such Prospective RIA Subsidiary, in connection with such transaction, to disclose to, and obtain consent from, each of its advisory clients to the deemed “assignment” of such Advisory Clients’ Advisory Contract.
In connection with obtaining the consent discussed above, neither the Company nor any RIA Subsidiary shall agree to any economic concessions or other material change to any Advisory Contract without Parent’s prior written consent (which may not be unreasonably withheld or delayed). The Company will keep Parent reasonably informed of the status of the Company’s efforts to obtain the consents discussed above and allow Parent the opportunity to review drafts of Client Consent Notices and other materials applicable to such efforts. The Company will use its reasonable best efforts to prepare and deliver to Parent, at least five, but no more than ten, business days prior to the closing, a schedule setting forth (a) the aggregate Advisory Revenue (as defined in the Merger Agreement) of Non-Fund Clients (as defined in the Merger Agreement) that have refused or failed to consent, and (b) the aggregate Advisory Revenue of Private Fund Clients (as defined in Merger Agreement) that have not provided consent, each as of such date.
FINRA and State BD Approvals
The Company shall cause each of the BD Subsidiaries to make and submit (or make and submit as a single joint filing, as permitted by FINRA), as soon as reasonably practicable following the date of execution of Merger Agreement (i) a continuing membership application under FINRA Rule 1017 to FINRA for approval of the change of control of the BD Subsidiaries resulting from the transactions contemplated by the Merger Agreement (each, a “CMA”) and use its reasonable best efforts to obtain such approval as soon as reasonably practicable, including by requesting that FINRA consider such application for its “fast track” review process, and (ii) applications for approval of, or notice filings required under, applicable state securities laws with respect to, a change in ownership or control of each BD Subsidiary (collectively, the “State BD Approvals”). The Company shall promptly apprise Parent of the occurrence and substance of each material communication from or to FINRA or the SEC with respect to the CMA for any BD Subsidiary. Without the prior written consent of Parent, the Company shall not, and shall not permit any BD Subsidiary to, agree to any non-de minimis restriction on the operation of any BD Subsidiary as a condition to FINRA’s approval of any CMA. The Company and Parent shall cooperate with each other and with FINRA and state securities authorities in connection with such filings and resolving any inquiries from FINRA and state securities authorities in connection therewith, shall promptly provide any supplemental information requested in connection with such filings, and shall use reasonable best efforts to obtain FINRA’s approval of the CMA and State BD Approvals for each of the BD Subsidiaries.
Transfer Restrictions
The Company, in its capacity as managing member of Focus LLC, has consented to any Transfer (as defined in the Focus LLC Agreement) of the Rollover Units as contemplated by the Support Agreement, which consent fulfills the consent and notice requirements for such Transfer of the Rollover Units. Following the date of the execution of Merger Agreement, the Company will not consent to any Transfer of the Focus LLC Units (except as set forth in the Merger Agreement) without the prior written consent of Parent.
Topco Board
As of the Company Merger Effective Time and immediately thereafter, (a) a majority of the Voting Stock (as defined in the Existing Credit Document) of Topco, which from and immediately after the Company Merger Effective Time shall indirectly own a majority of the Voting Stock of the Company and Focus LLC, will be owned by Permitted Holders (as defined in the Existing Credit Document) and (b) Permitted Holders will be entitled to designate a majority of the members of the board of directors (or equivalent governing body) of Topco and, indirectly, Focus LLC.
Employee Benefits Matters
Parent has agreed that each employee of the Employer Entities as of immediately prior to the closing of Company Merger who continues to be employed with the Employer Entities immediately following such closing (each such employee, a “Continuing Employee”) will, (1) during the period commencing on the date of the closing and ending on the first anniversary thereof (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with (a) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by the Employer Entities immediately prior to the Company Merger Effective Time, (b) annual cash bonus opportunities that are no less favorable than the annual cash bonus opportunities as in effect for such Continuing Employee immediately prior to the Company Merger Effective Time and (c) employee benefits (excluding any equity or equity-based nonqualified deferred compensation, severance, bonus, change of control, retention, incentive, transaction, defined benefit pension, post-employment or retiree health and welfare benefits) that are substantially comparable in the aggregate to the employee benefits (subject to the exclusions described above) provided to such Continuing Employee immediately prior to the Company Merger Effective Time.
Parent has agreed to use commercially reasonable efforts to cause (1) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its affiliates in which Continuing Employees participate in the year in which the closing date of the Mergers occurs to be waived with respect to the Continuing Employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the corresponding benefit plan; (2) the amount of eligible expenses paid by each Continuing Employee and his or her eligible dependents during the portion of the plan year ending on the closing date of the Mergers that were credited to deductible and maximum out-of-pocket co-insurance requirements under the group health benefit plans to be credited for purposes of satisfying the corresponding deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its affiliates for the applicable plan year; and (3) any of its (or its affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting (other than with respect to future equity awards) and future vacation benefit accrual thereunder, service by such Continuing Employees to the Employer Entities or predecessors as if such service were with Parent, to the same extent and for the same purpose as such service was credited under a comparable benefit plan, in each case, except to the extent it would result in a duplication of compensation or benefits.
The Employer Entities are permitted to pay any such remaining amounts under the Company’s annual bonus plans in respect of the 2022 fiscal year in the ordinary course of business consistent with past practice at such time annual bonuses have historically been paid by the Employer Entities but no later than the closing.
Parent has also agreed to cause the Surviving Corporation and its subsidiaries to honor the Company’s annual bonus plans in respect of the 2023 fiscal year. If the closing occurs prior to the payment of bonuses in respect of the 2023 fiscal year, Parent shall cause the Surviving Corporation to pay annual bonuses to participants following the end of 2023 fiscal year based upon actual performance for fiscal year 2023, but not less than the amount equal to the accrued amount as of closing for each participant’s annual bonus opportunity in respect of the 2023 fiscal year based on actual performance for the 2023 fiscal year through closing (determined in the ordinary course of business, consistent with past practice) (the “Pro Rata Bonus Amount”), in each case subject to the participant’s continued employment with the Surviving Corporation or any of its subsidiaries through the payment date; provided, that if the participant’s employment is terminated by the Surviving Corporation without cause (as determined by Surviving Corporation in good faith) prior to such payment date, the participant will, subject to such participant’s execution and non-revocation of a general release of claims in favor of the Surviving Corporation and its subsidiaries, remain eligible to receive the Pro Rata Bonus Amount.
Additionally, the parties to the Merger Agreement acknowledge and agree that the transactions contemplated by the Merger Agreement will constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its subsidiaries under the terms of any employee benefit plans, agreements or arrangements.
Conditions to the Mergers
The respective obligations of the Company, Parent and Merger Subs to effect the Mergers are subject to the satisfaction or waiver at or prior to the closing of the following conditions (provided that the first bullet below shall not be waived by the parties):

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the Requisite Company Stockholder Approvals have been obtained;

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any notification and waiting period requirements applicable to the consummation of the Mergers under the HSR Act has expired or been terminated and the approvals, clearances or expirations of waiting periods under the other specified antitrust laws, foreign direct investment and other laws have been obtained or deemed obtained as a result of the expiry of applicable waiting periods; and

•
no court or other governmental authority has enacted, announced, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Mergers.

The obligations of Parent and Merger Subs to effect the Mergers are also subject to the satisfaction or waiver by Parent at or prior to the closing of the following additional conditions:
•
the representations and warranties of the Company regarding the absence of a Material Adverse Effect since December 31, 2022 and the absence of a default or event of default under the Existing Credit Document without taking into account the Mergers must be true and correct as of date of the Merger Agreement and will be true and correct as of the closing;

•
the representations and warranties of the Company regarding certain aspects of its capital structure are true and correct as of the date of the Merger Agreement and will be true and correct as of the closing date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any inaccuracies that would result in no more than a de minimis increase in the aggregate amount of the Merger Consideration;

•
the representations and warranties of the Company regarding certain aspects of its capital structure, the organization, good standing and qualification, corporate authority, approval and fairness, inapplicability of certain takeover statutes and disclosure of broker’s and finder’s fees (to the extent not qualified or limited by materiality or Material Adverse Effect or any similar standard or qualification) must be true and correct in all material respects as of the date of the Merger Agreement and will be true and correct in all material respects as of the closing date of the Mergers (other than such representations and warranties that expressly speak as of a particular date or period of time, which must be so true and correct as of such specific date);

•
the Company’s other representations and warranties set forth in the Merger Agreement must be true and correct as of the date of the Merger Agreement and will be true and correct as of the closing (except to the extent that any such representation and warranty that expressly speaks as of a particular date or period of time, in which case such representation or warranty must be true and correct as of such specific date), except (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•
the Company must have performed in all material respects all obligations required to be performed by the Company under the Merger Agreement at or prior to the closing date of the Mergers;

•
Since the date of the Merger Agreement, there shall not have occurred a Material Adverse Effect;

•
The Vested Units Exchanges shall have occurred in accordance with the terms of Merger Agreement and effective as of immediately prior to the LLC Merger Effective Time;

•
Parent and Merger Subs must have received from the Company a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company, certifying that all of the above conditions have been satisfied; and

•
Certain regulatory approvals, including FINRA consent, must have been obtained in accordance with the requirements of the Merger Agreement.

The Company’s obligation to effect the Mergers are also subject to the satisfaction or waiver by the Company at or prior to the closing of the following additional conditions:
•
Parent’s and Merger Subs’ representations and warranties set forth in the Merger Agreement must be true and correct as of the date of the Merger Agreement and will be true and correct as of the closing date of the Mergers (except to the extent that any such representation and warranty that expressly speaks as of a particular date or period of time, in which case such representation or warranty must be true and correct as of such specific date), except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a Material Adverse Effect on the ability of Parent or Merger Subs to consummate the Mergers and deliver the Merger Consideration in accordance with the Merger Agreement;
•
each of Parent and Merger Subs must have performed in all material respects all obligations required to be performed by Parent and Merger Subs under the Merger Agreement at or prior to closing; and

•
the Company must have received a certificate executed by an executive officer of Parent on behalf of Parent and Merger Subs certifying that all of the above conditions have been satisfied.

Termination
The Company and Parent may, by mutual written consent (provided, in the case of the Company, it is also approved by the Special Committee), terminate the Merger Agreement and any other transactions contemplated by the Merger Agreement and abandon the Mergers at any time prior to the Company Merger Effective Time.
The Merger Agreement may also be terminated and the Mergers abandoned at any time prior to the Company Merger Effective Time, as follows:
•
by either Parent or the Company (provided it is also approved by the Special Committee), if:

•
the Mergers have not been consummated on or before November 27, 2023 (the “Outside Date”) (provided, however, that this right to terminate the Merger Agreement will not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement has been the proximate cause of the failure of the Mergers to be consummated by such time);

•
at the Special Meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, the Requisite Company Stockholder Approvals have not been obtained if a vote will have been taken thereon; or

•
any court or governmental authority of competent jurisdiction has enacted, issued, promulgated or entered any order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Mergers and such order has become final and non-appealable; provided, that this right to terminate will not be available to the party whose breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement has been the proximate cause of such order.

•
by the Company (provided it is also approved by the Special Committee):

•
if there is a breach by Parent or the Merger Subs of any representation, warranty, covenant or agreement set forth in the Merger Agreement, causing the conditions to closing related to the accuracy of Parent’s and Merger Subs’ representations and warranties and to the performance, in all material respects, of the obligations of Parent and Merger Subs in the Merger Agreement, to not be satisfied, such breach is incurable prior to the Outside Date or, if curable, is not cured within the earlier of (1) 30 days after notice of such breach is given by the Company to the breaching party or (2) three business days prior to the Outside Date (provided, however, that the right to terminate the Mergers and any other transactions contemplated by the Merger Agreement will not be available to the Company if it is in material breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, which breach would give rise to a failure of the conditions to closing related to the accuracy of the Company’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement); or

•
prior to the receipt of the Requisite Company Stockholder Approvals, in order to enter into an alternative acquisition agreement providing for a Superior Proposal in accordance with the terms of the Merger Agreement described above under “The Merger Agreement — No Solicitation of

Acquisition Proposals; Board Recommendation Changes — No Change of Recommendation Exceptions” if the Company, prior to or concurrently with such termination, pays to Parent the $150,350,000 termination fee (or $69,392,000 to Parent if the Company terminates the Merger Agreement to enter into an alternative acquisition agreement for providing for a Superior Proposal prior to the No-Shop Period Start Date or with respect to an Excluded Party prior to the Cut-Off Time).
•
by Parent, if:

•
there is a breach by the Company of any representation, warranty, covenant or agreement set forth in the Merger Agreement, causing the conditions to closing related to the accuracy of the Company’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement, to not be satisfied, and such breach is incurable prior to the Outside Date or, if curable, is not cured within the earlier of (1) 30 days after notice of such breach is given by Parent to the Company or (2) three business days prior to the Outside Date (provided, however, that the right to terminate the Merger Agreement will not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, which breach would give rise to a failure of the conditions to closing related to the accuracy of Parent’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement); or

•
the Company makes a Change of Recommendation prior to the receipt of the Requisite Company Stockholder Approvals.

Company Termination Fee
The Company may be required to pay to Parent by wire transfer of immediately available funds to an account designated by Parent the termination fee of $150,350,000 if the Merger Agreement is terminated in certain circumstances.
This termination fee would be payable if:
•
either Parent or the Company terminates for failure to obtain the Requisite Company Stockholder Approvals, or Parent terminates because of the Company’s breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, causing the conditions to closing related to the accuracy of the Company’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement, to not be satisfied, and such breach is incurable as described above;

•
an Acquisition Proposal has been made publicly (or otherwise becomes publicly known) or announced to the Company or the Board and is not withdrawn at least five business days prior to the Special Meeting or prior to the date of termination in the case of a termination for the Company’s material breach; and

•
within 12 months following the date of termination, the Company consummates a transaction contemplated by an Acquisition Proposal or enters into an alternative acquisition agreement with respect to an Acquisition Proposal (in each case, the references to “15%” in the definition of “Acquisition Proposal” being deemed to be references to “50%”); in which case we must pay Parent the termination fee within two business days after the earlier of the entry into such definitive alternative acquisition agreement and the consummation of such Acquisition Proposal.

This termination fee would also be payable in the following circumstances:
•
if Parent terminates the Merger Agreement because the Board or the Special Committee makes a Change of Recommendation, in which case we must pay Parent the termination fee within two business days after the termination of the Merger Agreement; or

•
if the Company terminates the Merger Agreement in order to enter into an alternative acquisition agreement providing for a Superior Proposal, in which case the Company must pay Parent the termination fee concurrently with or prior to the termination of the Merger Agreement.

However, with respect to the immediately preceding bullet point, the termination fee will be $69,392,000 if the Company terminates the Merger Agreement and enters into an agreement for an alternative acquisition transaction with (i) an Excluded Party prior to the Cut-Off Time or (ii) any person prior to the No-Shop Period Start Date, in each case, with respect to a Superior Proposal.
Expenses
Except as otherwise provided in the Merger Agreement, all costs and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such cost or expense; provided that costs incurred in connection with the filing, printing or mailing of the proxy statement and the Schedule 13E-3 will be borne by Parent.
Remedies; Specific Performance; Non-Recourse
The parties have agreed that if the Merger Agreement is validly terminated and the company termination fee is paid, Parent and Merger Subs’ right to receive the company termination fee and associated enforcement costs will be the sole and exclusive remedy of Parent, Merger Subs and their respective affiliates and Representatives pursuant to the Merger Agreement, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in the Merger Agreement or the failure of the Mergers or the other transactions contemplated by the Merger Agreement to be consummated.
Under no circumstances will the collective monetary damages payable by the Company or any of its affiliates for breaches under the Merger Agreement exceed an amount equal to $300,701,000 (the “Company Liability Limitation”). In no event will the Parent or any of its former, current or future affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, employees, affiliates, shareholders, equity holders, managers, members, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors or assigns (each, a “Related Party”) seek or obtain, nor will they permit any of their Representatives or any other person acting on their behalf to seek or obtain, nor will any person be entitled to seek or obtain, any monetary recovery or monetary award in excess of the Company Liability Limitation against the Company or any of its Related Party, and in no event will the Parent, Merger Subs or any of their affiliates be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Company Liability Limitation against the Company or any of its Related Party for, or with respect to, the Merger Agreement or the transactions contemplated thereby, the termination of Merger Agreement, the failure to consummate the Mergers or any claims or actions under applicable law arising out of any such breach, termination or failure.
Under no circumstances will the collective monetary damages payable by Parent, Merger Subs or any of their affiliates for breaches under the Merger Agreement, the Limited Guarantees or the Equity Commitment Letters exceed an amount equal to $300,701,000 plus certain reimbursement obligations in the aggregate prescribed in the Merger Agreement in the aggregate for all such breaches (the “Parent Liability Limitation”). In no event will the Company or any of its Related Party seek or obtain, nor will they permit any of their Representatives or any other person acting on their behalf to seek or obtain, any monetary recovery or monetary award in excess of the Parent Liability Limitation against Parent or any of its Related Party or any financing sources (as defined in the Merger Agreement), and in no event will the Company or any of its subsidiaries be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Parent Liability Limitation against Parent or any of its Related Party or any financing sources for, or with respect to, the Merger Agreement, the Equity Commitment Letters, the Limited Guarantees or the transactions contemplated by the Merger Agreement, the termination of Merger Agreement, the failure to consummate the Mergers or any claims or actions under applicable law arising out of any such breach, termination or failure.
The Company has agreed that it will not, whether prior to or after the termination of Merger Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against Parent or any of its Related Party with respect to the Merger Agreement, the Equity Commitment Letters, or the Limited Guarantees or the transactions contemplated by the Merger Agreement (including any breach by any of the Guarantors, Parent or Merger Subs), the termination of the Merger Agreement, the failure to consummate the transactions contemplated by the Merger Agreement or any claims or actions under applicable laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (1) against any person that is a party to, and solely pursuant to the terms and conditions of, the confidentiality agreement, dated as of July 13, 2022, by and between the Company and CD&R, or the Support Agreement; (2) against Parent or Merger Subs to the extent expressly provided for in the Merger Agreement, the Limited Guarantees or the Equity Commitment Letters; or (3) against the Guarantors to the extent expressly provided for in the Merger Agreement, the Limited Guarantees or the Equity Commitment Letters.
At any time prior to the valid termination of Merger Agreement, subject to the limitations set forth in the Merger Agreement, each party is entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of Merger Agreement and to enforce specifically the performance of terms and provisions of Merger Agreement, including the right of a party to cause each other party to consummate the Mergers and the other transactions contemplated by Merger Agreement on the terms and subject to the conditions of Merger Agreement, and the right of the Company to cause Parent to cause the Equity Financing to be funded as and when required under the Equity Commitment Letters in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letters as applicable, in any forum allowed under the terms of Merger Agreement without proof of actual damages (and each party has waived any requirement for the securing or posting of any bond in connection with such remedy). Under no circumstances will Parent or the Company be permitted or entitled to receive both specific performance that results in the occurrence of the closing and any monetary damages.
Additional Covenants
The Merger Agreement also contains certain other covenants, including relating to cooperation in the preparation and filing of this proxy statement and the Schedule 13E-3, the stock exchange delisting, stockholder litigation, access to information, public announcements and certain tax matters.
Indemnification; Directors’ and Officers’ Insurance
From and after the Company Merger Effective Time, Parent will, and will cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable law (and Parent will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification), each Indemnified Party against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to (i) their service as such or their service at the request of the Company or its subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise or (ii) services performed by such Indemnified Parties at the request of the Company or its subsidiaries, in each case at or prior to the Company Merger Effective Time.
Notwithstanding anything to the contrary in the Merger Agreement, none of Parent, the Surviving Corporation or any of their respective affiliates will settle, compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any legal proceeding for which indemnification may be sought by a person entitled to indemnification under the Merger Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all parties entitled to indemnification from all liability arising out of such proceeding.
Parent and Merger Subs have agreed that all rights to exculpation or indemnification for acts or omissions occurring at or prior to the Company Merger Effective Time existing as of the date of the Merger Agreement, in favor of the Indemnified Parties, any principals of the Company’s partner firms (or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties and any principals of the Company’s partner firms), as provided in the Company’s or each of its subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any contract, will survive the Mergers and the transactions contemplated by the Merger Agreement and will continue in full force and effect in accordance with their terms. After the Company Merger Effective Time, Parent and the Surviving Corporation will (and Parent will cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable subsidiary would have been permitted to fulfill and honor them by applicable law. In addition, for six years following the Company Merger Effective Time, Parent will and will cause the Surviving Corporation to cause the certificates of incorporation and bylaws of the Surviving Corporation to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the Company Merger Effective Time, and such provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights or protections thereunder of any Indemnified Party during such six year period, or such period in which an Indemnified Party is asserting an indemnification claim, following the Company Merger Effective Time, except as required by applicable law.
Prior to the Company Merger Effective Time, the Company will, and if the Company is unable to, Parent will cause the Surviving Corporation as of the Company Merger Effective Time to, obtain and fully pay the premium for the D&O Insurance. The terms, conditions, retentions and liability limits of such D&O Insurance will be at least as favorable to the Indemnified Parties than the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, principal or officer of the Company or any of its subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Company Merger Effective Time (including in connection with the Merger Agreement or the transactions or actions contemplated thereby). Notwithstanding the foregoing, in no event will the Company expend, and in no event will Parent or the Surviving Corporation be required to expend for such “tail” insurance policy an aggregate amount in excess of the Maximum Premium, and if such premiums do exceed Maximum Premium, the Surviving Corporation will be required to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium. If the Company and the Surviving Corporation for any reason do not obtain such “tail” insurance policies, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the closing the D&O Insurance in place as of the date of the Merger Agreement, with terms, conditions, retentions and limits of liability that are at least as favorable, in the aggregate, to the insureds as provided in the Company’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable in the aggregate to the insureds as provided in the Company’s existing policies as of the date of the Merger Agreement. Notwithstanding the foregoing, in no event will Parent or the Surviving Corporation be required to expend for all such policies an aggregate annual premium amount in excess of Maximum Premium, and if such premiums do exceed Maximum Premium, the Surviving Corporation will be required to obtain a policy with the greatest coverage available for a cost not exceeding Maximum Premium.
The foregoing indemnity obligations will survive the closing of the Mergers.
The Indemnified Parties and principals of the Company’s partners firms have the right to enforce the provisions of the Merger Agreement relating to their indemnification. Such provisions may not be terminated, amended, waived or otherwise modified in such a manner as to adversely affect any Indemnified Party or principal of the Company’s partner firms without the consent of such Indemnified Party or principal of the Company’s partners firms.
Modification or Amendments
Subject to applicable law, at any time prior to the Company Merger Effective Time, the Merger Agreement may be amended, modified or waived by a signed written agreement, in the case of an amendment or modification by Parent, Merger Subs and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective (provided that, after the receipt of the Requisite Company Stockholder Approvals, no amendment will be made should applicable law require further approval by the stockholders without obtaining such further approval). Certain provisions of the Merger Agreement and the defined terms used in those provisions may not be amended in a manner adverse to the financing sources in any material respect without the prior written consent of the financing sources.
Waiver
Other than the conditions with respect to obtaining the Requisite Company Stockholder Approvals, the conditions to each of the parties’ obligations to consummate the Mergers and any other transactions contemplated by the Merger Agreement may be waived by such party in whole or in part to the extent permitted by law. No failure or delay by any party in exercising any right, power or privilege under the Merger Agreement will operate as a waiver of such right, power or privilege, nor will any single or partial exercise of any right, power or privilege preclude any other or further such exercise or the exercise of any other right, power or privilege.
Special Committee Approval
Until the Company Merger Effective Time, (a) the Company may take the following actions only with the prior approval of, and shall take any such action if directed to do so by, the Special Committee: (i) amending, restating, modifying or otherwise changing any provision of the Merger Agreement, the Equity Commitment Letters, the Support Agreement or the Limited Guarantees; (ii) waiving any right under the Merger Agreement, the Equity Commitment Letters, the Support Agreement or the Limited Guarantees or extending the time for the performance of any obligation of Parent or Merger Subs under the Merger Agreement or any other party under the Equity Commitment Letters, the Support Agreement or the Limited Guarantees; (iii) terminating the Merger Agreement, the Equity Commitment Letters, the Support Agreement or the Limited Guarantees; (iv) taking any action under the Merger Agreement, the Equity Commitment Letters, the Support Agreement or the Limited Guarantees that expressly requires the approval of the Special Committee; (v) making any decision or determination, or taking any action under or with respect to the Merger Agreement, the Equity Commitment Letters, the Support Agreement or the Limited Guarantees that would reasonably be expected to be, or is required to be, approved, authorized, ratified or adopted by the Board and (vi) agreeing to do any of the foregoing and (b) no decision or determination shall be made, or action taken, by the Board under or with respect to the Merger Agreement, the Equity Commitment Letters, the Support Agreement or the Limited Guarantees without first obtaining the approval of the Special Committee. In the event the Special Committee ceases to exist or is disbanded, any consents, determinations, actions or other rights or obligations afforded to the Special Committee shall be afforded to a majority of the remaining independent and disinterested members of the Board.

THE SUPPORT AGREEMENT
The following describes the material provisions of the Support Agreement, which is attached as Annex D to this proxy statement and which is incorporated by reference within this proxy statement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the Support Agreement. This summary does not purport to be complete and may not contain all of the information about the Support Agreement that is important to you. You are encouraged to read carefully the Support Agreement in its entirety.
Concurrently with the execution of the Merger Agreement on February 27, 2023, the Existing Stockholders, who collectively owned approximately 20.6% of the issued and outstanding shares of Company Common Stock as of February 27, 2023, entered into the Support Agreement with the Company, Parent and certain affiliates of the Parent and solely for the purposes described therein.
Pursuant to the Support Agreement, the Existing Stockholders agreed to, among other things, vote or cause to be voted any shares of Company Common Stock owned by them: (1) in favor of (a) the adoption of the Merger Agreements and the approval of the Mergers, (b) the approval of any proposal to adjourn or postpone any Special Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with the Merger Agreement, and (c) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Special Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement; and (2) against (a) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled, (b) any Acquisition Proposal, (c) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (d) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.
Additionally, the Existing Stockholders have also agreed that from February 27, 2023 until the earlier of the termination of the Merger Agreement pursuant to its terms and the Company Merger Effective Time, the Existing Stockholders will instruct and use their reasonable best efforts to cause their Representatives not to, directly or indirectly: (1) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal; (2) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any person relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of the Support Agreement prohibit such discussions); (3) furnish to any person (other than Parent or any of its affiliates) any non-public information relating to the Company or any of its subsidiaries or afford to any such person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal; (4) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or (5) resolve or agree to do any of the foregoing actions. The foregoing obligation does not require any Existing Stockholder to take any action with respect to any of their respective portfolio companies.
From the date of the Merger Agreement until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Existing Stockholders may, at the Company’s request and with substantially concurrent written notice to Parent, engage in discussions with a third person who has submitted an Acquisition Proposal solely for the purpose of confirming that the Existing Stockholders are willing to enter into an agreement to vote in favor of such Acquisition Proposal if the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, were to subsequently determine that such Acquisition Proposal constitutes a Superior Proposal in accordance with the Merger Agreement. Furthermore, the Existing Stockholders and their Representatives may also engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal that the Board, acting upon the recommendation of the Special Committee, or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties.
Pursuant to the Support Agreement, the Existing Stockholders have agreed to contribute, directly or indirectly, and immediately prior to the Vested Units Exchanges and the LLC Merger Effective Time, the Class A Rollover Shares and the Rollover Units to an indirect sole owner of Parent in exchange for certain equity interests of such owner of Parent, on such terms and subject to the conditions set forth in the Support Agreement and thereafter such Class A Rollover Shares and Rollover Units will be contributed to Parent. The Existing Stockholders will not receive the Merger Consideration with respect to such Class A Rollover Shares and Rollover Units, and they will maintain an interest in the potential future earnings, growth or value realized by the Company after the Mergers. However, to the extent approved in writing by CD&R, if any affiliate of an Existing Stockholder irrevocably commits, on terms reasonably acceptable to CD&R, to invest an amount of cash in Parent, the Rollover Amount (as defined in the Support Agreement) will be automatically reduced on a dollar-for-dollar basis by the aggregate amount of such Stockholder Affiliate Commitment actually funded and the number of Class A Rollover Shares and Rollover Units will likewise be proportionately reduced. On April 19, 2023, CD&R approved in writing the entry by affiliates of the Existing Stockholders into Stockholder Affiliate Commitments.
The Support Agreement will terminate upon the earliest to occur of (1) the Company Merger Effective Time, (2) the valid termination of the Merger Agreement in accordance with its terms, (3) any amendment of the Merger Agreement, without the prior written consent of the Existing Stockholders, that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration or (4) the written consent of the Existing Stockholders, Parent and the Company.

TRA WAIVER AND EXCHANGE AGREEMENTS
In connection with the closing of our initial public offering, the Company entered into two Tax Receivable Agreements with certain current and former owners of Focus LLC and in March 2020, the Company entered into a third Tax Receivable Agreement with certain owners of Focus LLC who became owners following the closing of our initial public offering, and those that became owners in calendar year 2021, 2022 and 2023. Our Tax Receivable Agreements generally provide for the payment by the Company to each TRA Holder of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances as a result of, as applicable to the relevant TRA Holder, (i) certain increases in tax basis that occur as a result of the Company’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of such TRA Holder’s Focus LLC Units in connection with the Company’s initial public offering or pursuant to the exercise of an exchange right or the Company’s call right with respect to such Focus LLC Units, (ii) the increases in tax basis relating to the July 2017 acquisition of the interests in Focus LLC by certain private equity investors that became available to the Company as a result of the mergers of certain entities affiliated with such investors with and into the Company’s subsidiaries in connection with the Company’s initial public offering, and (iii) certain tax benefits attributable to imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments the Company makes or is deemed to make under the relevant Tax Receivable Agreement. These payment obligations are the Company’s obligations and not obligations of Focus LLC. Under the terms of the Tax Receivable Agreements, a Change of Control (as defined under the Tax Receivable Agreements, which includes the occurrence of certain mergers and consolidations, including the Company Merger) will result in an obligation of the Company to make a lump-sum payment to the TRA Holders generally equal, in the aggregate, to the TRA Payoff Amount.
For more information with respect to the existing Tax Receivable Agreements, please see our other filings with the SEC. Copies of the existing Tax Receivable Agreements are included as Exhibits 10.4, 10.5 and 10.6 to the Company’s Form 10-K Annual Report for the year ended December 31, 2022.
On February 27, 2023 and in connection with the execution and delivery of the Merger Agreement, the Company and Parent entered into TRA Waiver and Exchange Agreements with each of the Existing Stockholders and the NEOs regarding the Company’s obligations to such persons pursuant to the Tax Receivable Agreements. Under the TRA Waiver and Exchange Agreements, each of the Existing Stockholders and each of the NEOs agreed to waive their rights and the Company’s obligations under the Tax Receivable Agreements and to receive their respective Holder TRA Payoff Amounts in the form of the TRA Notes. Each of the other TRA Holders will receive the applicable Holder TRA Payoff Amount in cash at the Company Merger Effective Time. The TRA Notes will mature on September 30, 2028 and accrue interest at 8% per annum with the interest payable on each three month anniversary of the closing and 25% of the original principal amount due on each anniversary of the closing.
The form of TRA Waiver and Exchange Agreement is attached hereto as Annex E.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made by us, contain statements that, in our opinion, may constitute forward-looking statements, including statements about the potential benefits of the proposed Mergers, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of the closing of the Mergers. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements and information contained or referred to within this document, including, but not limited to, the information contained in the section of this proxy statement entitled “Special Factors — Certain Effects on the Company if the Mergers Are Not Completed,” described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our Form 10-Q for the fiscal quarter ended March 31, 2023 and the following:
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the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Mergers that could reduce the anticipated benefits of or cause the parties to abandon the Mergers;

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risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals or the necessary approvals of the Company’s stockholders) in the anticipated timeframe or at all;

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disruption to the Company’s business and business relationships and uncertainty surrounding the Company’s business as a result of the pending Mergers, including with respect to partner firm clients, or other parties with which the Company or its partner firms maintain business relationships, principals of partner firms and employees experiencing uncertainty about their future roles, and the Company’s ability to attract, retain and motivate key personnel and other employees;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

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risks relating to the financing required to complete the Mergers;

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the possibility that alternative Acquisition Proposals will or will not be made;

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risks related to diversion of management’s attention from the Company’s day-to-day operations of its business due to the pending Mergers;

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significant transaction costs, fees, expenses and charges;

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the risk of litigation related to the Mergers and injunctions or governmental orders initiated by a governmental entity restraining, enjoining or prohibiting consummation of the pending Mergers and costs related to, and unfavorable results from, any such litigation and proceedings;

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the impact of competitive responses to the public announcement of the Mergers;

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the impact on the Company’s ability to make successful acquisitions after announcement of the Mergers;

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other business effects and developments beyond the parties’ control, including the effects of industry, market, economic, political or regulatory conditions;

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the ability to meet expectations regarding the timing and completion of the Mergers; and

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information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks.

See the section of this proxy statement entitled “Where You Can Find More Information.” Each such forwarding-looking statement speaks only as of the date it was made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements.

PARTIES TO THE MERGERS
The Company and Focus LLC
Focus Financial Partners Inc., a Delaware corporation, is a holding company whose most significant asset is a membership interest in Focus LLC. Focus LLC directly or indirectly owns all of the outstanding equity interests in the Company’s partner firms, which are independent, fiduciary wealth management firms operating in the highly fragmented registered investment adviser industry. The Company’s partner firms primarily service ultra-high net worth and high net worth individuals and families by providing highly differentiated and comprehensive wealth management services, and they benefit from the Company’s intellectual and financial resources, operating as part of a scaled business model with aligned economic interests, while retaining their entrepreneurial culture and independence. The Company is the sole managing member of Focus LLC and is responsible for all operational, management and administrative decisions of Focus LLC. The Class A Common Stock is listed on Nasdaq under the symbol “FOCS.”
The principal office address of the Company and Focus LLC is 875 Third Avenue, 28th Floor, New York, New York, 10022. The telephone number at the Company’s principal office is (646) 519-2456. For more information about the Company and Focus LLC, please visit the Company’s website at www.focusfinancialpartners.com. The information contained on the Company’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. See also the section of this proxy statement entitled “Where You Can Find More Information.”
Parent and Merger Subs
Parent was formed on February 22, 2023, solely for the purpose of completing the Mergers and has conducted no business activities other than those related to the structuring and negotiation of the Mergers and arranging financing therefor. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, NY 10152. The telephone number at the principal office is (212) 407-5227.
Company Merger Sub was formed on February 22, 2023, solely for the purpose of completing the Company Merger and has conducted no business activities other than those related to the structuring and negotiation of the Mergers and arranging financing therefor. Company Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, NY 10152. The telephone number at the principal office is (212) 407-5227.
LLC Merger Sub was formed on February 22, 2023, solely for the purpose of completing the LLC Merger and has conducted no business activities other than those related to the structuring and negotiation of the Mergers and arranging financing therefor. LLC Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, NY 10152. The telephone number at the principal office is (212) 407-5227.

THE SPECIAL MEETING
Time, Place and Purpose of the Special Meeting
This proxy statement is being furnished to the Company’s stockholders as part of the solicitation of proxies for use at a special meeting conducted in person at 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 33401 on July 14, 2023, at 9:00 a.m. Eastern Time, or at any postponement or adjournment thereof. At the Special Meeting, holders of the shares of Company Common Stock entitled to vote at the Special Meeting will be asked to approve the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal.
The Company’s stockholders must approve the Merger Agreement Proposal in order for the Mergers to occur. If the Company’s stockholders fail to approve the Merger Agreement Proposal, the Mergers will not occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully in its entirety.
The votes on the Adjournment Proposal and the Merger-Related Compensation Proposal are separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Adjournment Proposal and/or the Merger-Related Compensation Proposal and vote not to approve the Merger Agreement Proposal.
Record Date and Quorum
We have fixed June 9, 2023 as the Record Date for the Special Meeting, and only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting, or any adjournment or postponement thereof. You will have one vote for each share of Company Common Stock that you owned of record on the Record Date. As of the Record Date, there were 66,015,587 shares of Class A Common Stock and 12,540,262 shares of Class B Common Stock outstanding and entitled to vote at the Special Meeting.
The representation in person or by proxy of the holders of a majority in voting power of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.
A quorum is necessary to transact business at the Special Meeting. Once a share of Company Common Stock entitled to vote at the Special Meeting is represented in person or by proxy at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting, even if the share of Company Common Stock is not voted, including any shares of Company Common Stock for which a stockholder directs to abstain from voting. If a quorum is not present at the Special Meeting, under the Company’s bylaws, the person presiding at the Special Meeting will have the power to adjourn the Special Meeting until a quorum is present or represented.
Attendance
Only stockholders of record on the Record Date or their duly authorized proxies have the right to attend the Special Meeting. An admission ticket and a valid, government-issued photographic identification are required to enter the Special Meeting. In order to pre-register and obtain an admission ticket, please follow the instructions below by June 30, 2023.
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Stockholder of Record.   If you are a stockholder of record, you may pre-register and obtain an admission ticket by emailing us at proxy@mackenziepartners.com, and providing your name as it appears on your stock ownership record and your mailing address.

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Authorized Representative of Stockholder of Record.   If you are a stockholder of record and intend to appoint an authorized representative to attend the meeting on your behalf, you may pre-register and obtain an admission ticket by emailing us at proxy@mackenziepartners.com and providing your name as it appears on your stock ownership record and your mailing address, the name and mailing address of your authorized representative, and a signed authorization appointing such individual to be your authorized representative at the Special Meeting.

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Beneficial Owner of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name, you may pre-register and obtain an admission ticket by emailing us at proxy@mackenziepartners.com and providing your name, mailing address and evidence of your stock ownership as of the Record Date. A copy of your bank or brokerage statement showing your holdings as of the Record Date will suffice as evidence of ownership, or you can obtain a letter from the institution holding your shares. In addition, you will need to obtain a “legal proxy” from the organization holding your shares in order to vote at the Special Meeting.

We intend to hold the Special Meeting in person. In the event it is not possible or advisable to hold the Special Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting partially or solely by means of remote communication. Please monitor the News tab of the Investor Relations section of our website at www.focusfinancialpartners.com for updated information. If you are planning to attend our meeting, please check the website ten days prior to the meeting date.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of each of (1) the Majority of the Outstanding Shares and (2) the Majority of the Unaffiliated Shares, in each case assuming a quorum is present. For the Merger Agreement Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, whether or not a quorum is present. For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Merger-Related Compensation Proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Merger-Related Compensation Proposal, assuming a quorum is present. For the Merger-Related Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company Common Stock owned directly by them in favor of the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal. As of June 9, 2023, the Record Date for the Special Meeting, our directors and executive officers directly owned, in the aggregate, 90,266 shares of Company Common Stock entitled to vote at the Special Meeting, or collectively approximately 0.1% of all the outstanding shares of Company Common Stock entitled to vote at the Special Meeting. However, because all of our NEOs and certain of our directors are not Unaffiliated Stockholders, such officers’ and directors’ votes will not count toward the Majority of the Unaffiliated Shares for purposes of the Merger Agreement Proposal and only 2,042 shares held by certain of our directors as of the Record Date or approximately 0.0% of the outstanding shares of Company Common Stock not held by affiliated stockholders and entitled to vote at the Special Meeting will be counted for purposes of such approval.
Existing Stockholders’ Obligation to Vote in Favor of the Mergers
Concurrently with the execution of the Merger Agreement on February 27, 2023, the Existing Stockholders, who collectively owned approximately 20.6% of the issued and outstanding shares of Company Common Stock as of February 27, 2023, entered into the Support Agreement with the Company and Parent, in connection with the transactions contemplated by the Merger Agreement. Pursuant to the Support Agreement, the Existing Stockholders agreed to, among other things, vote or cause to be voted any shares of Company Common Stock owned by them: (1) in favor of (a) the adoption of the Merger Agreement and the approval of the Mergers, (b) the approval of any other proposal considered and voted upon by the stockholders of the Company at any meeting of stockholders of the Company necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (c) the approval of any proposal to adjourn or postpone any meeting of stockholders of the Company if the Company or Parent proposes or requests such postponement or adjournment in accordance with the Merger Agreement; and (2) against (a) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled, (b) any Acquisition Proposal, (c) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (d) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.
For more information, see the section of this proxy statement entitled “The Support Agreement.”
Voting
Stockholders of Record: Shares Registered in Your Name
If, on the Record Date, your shares of Company Common Stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy card using any of the methods set forth below under “The Special Meeting — How to Vote.” Whether or not you plan to register for and attend the Special Meeting, the Company urges you to fill out and return the proxy card or vote by proxy over the telephone or Internet to ensure your vote is counted.
If you fail to vote, either in person or by proxy, your shares of Company Common Stock will not be voted at the Special Meeting and will not be counted for purposes of determining whether a quorum exists.
Additionally, your failure to vote will have (1) the effect of counting as a vote “AGAINST” the Merger Agreement Proposal, assuming a quorum is present and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal.
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares of Company Common Stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Your bank, broker or other nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares of Company Common Stock at the Special Meeting. You should follow the instructions provided by your bank, broker or other nominee to vote your shares of Company Common Stock at the Special Meeting. In order to attend and vote at the Special Meeting in person, you will need to obtain a “legal proxy” from your bank, broker or other nominee.
Your bank, broker or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your bank, broker or other nominee as to how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of Company Common Stock. Under the rules of Nasdaq, a bank, broker or other nominee does not have discretionary authority to vote on “non-routine” matters without specific instructions from its customers and all of the matters to be considered at the Special Meeting are “non-routine” for this purpose. When a bank, broker or other nominee refrains from voting your shares on a particular proposal because the bank, broker or other nominee has not received your instructions and has discretionary authority to vote on the “routine” matters to be considered, it is called a “broker non-vote.” Because there are no routine matters to be considered at the Special Meeting, there should not be any broker non-votes.
A failure to provide instructions to your bank, broker or other nominee with respect to any of the proposals will have (1) the effect of a vote “AGAINST” the Merger Agreement Proposal, assuming a quorum is present, and (2) no effect on the Adjournment Proposal or the Merger-Related Compensation Proposal. In such instance, your shares will not be counted towards determining whether a quorum is present.
If you instruct your bank, broker or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting.

Abstentions
An abstention will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, the Adjournment Proposal and the Merger-Related Compensation Proposal, and will count for the purpose of determining if a quorum is present at the Special Meeting.
How to Vote
If you are a stockholder of record as of the Record Date, you may vote your shares of Company Common Stock on matters presented at the Special Meeting in any of the following ways:
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visit the website shown on your proxy card to submit your proxy via the Internet prior to the Special Meeting;

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call the toll-free number for telephone proxy submission shown on your proxy card;

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complete, sign, date and return the enclosed proxy card in the enclosed postage-paid reply envelope; or

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pre-register and obtain an admission ticket by June 30, 2023 and vote during the Special Meeting; in addition, you will need to obtain a “legal proxy” from the organization holding your shares to vote at the Special meeting. An admission ticket and a valid, government-issued photographic identification are required to enter the Special Meeting.

If you are a beneficial owner of the shares of Company Common Stock as of the Record Date, you will receive instructions from your bank, broker or other nominee that describe the procedures for voting your shares of Company Common Stock. You should follow the instructions provided by your bank, broker or other nominee. Those instructions will identify which of the above choices are available to you to vote your shares of Company Common Stock. In order to attend and vote at the Special Meeting, you will need to obtain a “legal proxy” from your bank, broker or other nominee.
The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Your vote must be received via the Internet or telephone by 11:59 p.m. Eastern Time on July 13, 2023, the day before the Special Meeting, for your shares of Company Common Stock to be voted at the Special Meeting. If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with the Company’s Corporate Secretary no later than 11:59 p.m. Eastern Time on July 13, 2023, the day before the Special Meeting. You may also attend and vote during the Special Meeting. If you are a beneficial owner, please review the voting instructions provided by your bank, broker or other nominee for information on the deadline for voting your shares.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each or either of them, with full power of substitution and revocation, will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your shares of Company Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.
If you properly sign your proxy card but do not mark the boxes indicating how your shares of Company Common Stock should be voted on any particular matter, the shares of Company Common Stock represented by your properly signed proxy will be voted as recommended by the Board, which means your shares of Company Common Stock will be voted “FOR” the Merger Agreement Proposal, “FOR” the Adjournment Proposal and “FOR” the Merger-Related Compensation Proposal.
If you have any questions or need assistance voting your shares of Company Common Stock, please call MacKenzie, our proxy solicitor, toll-free at 1 800-322-2885.
It is important that you submit a proxy for your shares of Company Common Stock promptly. Therefore, whether or not you plan to attend the Special Meeting, at your earliest convenience, please sign, date and vote on the enclosed proxy card and return it in the enclosed postage-paid reply envelope, or submit your proxy using the telephone or internet procedures that may be provided to you. If you attend the Special Meeting and vote during the Special Meeting, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of Company Common Stock through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee in order to vote.
Proxies and Revocation
Any stockholder of record entitled to vote at the Special Meeting may submit a proxy over the Internet, by telephone or by returning the enclosed proxy card in the enclosed postage-paid reply envelope, or may vote in person at the Special Meeting. If your shares of Company Common Stock are held in “street name” by your bank, broker or other nominee, you should instruct your bank, broker or other nominee on how to vote your shares of Company Common Stock using the instructions provided by your bank, broker or other nominee. If you fail to submit a proxy or to vote in person at the Special Meeting, or you do not provide your bank, broker or other nominee with instructions, as applicable, your shares of Company Common Stock will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Agreement Proposal and will not have any effect on the Adjournment Proposal or the Merger-Related Compensation Proposal.
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised by:
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submitting another proxy, including a proxy card, at a later date through any of the methods available to you;

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giving written notice of revocation to the Company’s Corporate Secretary, which must be filed with the Company’s Corporate Secretary before the Special Meeting begins; or

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attending the Special Meeting in person and voting again in person. In order to attend the Special Meeting, you will need to pre-register and obtain an admission ticket by June 30, 2023. An admission ticket and a valid, government-issued photographic identification are required to enter the Special Meeting.

If your shares of Company Common Stock are held in “street name” by your bank, broker or other nominee, please refer to the instructions forwarded by your bank, broker or other nominee for procedures on revoking your proxy.
Only your last submitted proxy will be considered. Please vote “FOR” each of the proposals, following the instructions in your proxy card or voting instructions form provided by your bank, broker or other nominee, as promptly as possible.
Adjournments and Postponements
Any adjournment of the Special Meeting may be made from time to time by the person presiding over the Special Meeting, whether or not a quorum is present, without notice other than announcement at the Special Meeting of the time and place of the adjourned meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal, then the Company’s stockholders may be asked to vote on one or more proposals to adjourn the Special Meeting to a later date or dates (as further described in the section of this proxy statement entitled “Adjournment of the Special Meeting (The Adjournment Proposal — Proposal 2)”). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies with respect to any such proposal will allow the Company’s stockholders who have already sent in their proxies to revoke them with respect to such proposal at any time prior to their use at the reconvened Special Meeting.
Anticipated Date of Completion of the Mergers
Assuming timely satisfaction or waiver of necessary closing conditions, we anticipate that the Mergers will be completed in the third quarter of 2023. Assuming our stockholders vote to approve the Merger Agreement Proposal, the closing of the Mergers will occur on the third business day following the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of the other conditions to the Mergers as set forth in the Merger Agreement, other than those conditions that by their nature are to be satisfied at the closing, unless otherwise agreed by the parties to the Merger Agreement. However, notwithstanding the foregoing, if the marketing period (as described in “The Merger Agreement — Marketing Period”) has not ended at the time of the satisfaction or waiver (to the extent waivable under applicable law and the Merger Agreement) of the conditions of the Merger Agreement, the closing will not occur until the earlier of (1) a date during the marketing period specified by Parent on no fewer than three business days’ notice to the Company (unless a shorter period is agreed to by Parent and the Company) and (2) the third business day following the final date of the marketing period, subject, in each case, to the satisfaction or waiver of the other closing conditions, other than those conditions that by their nature are to be satisfied at the closing.
Solicitation of Proxies; Payment of Solicitation Expenses
The Company has engaged MacKenzie to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay MacKenzie a fee of $17,500, and to reimburse MacKenzie for reasonable and customary documented expenses in connection with its services. The Company will indemnify MacKenzie and its affiliates against all claims, expenses, losses, damages, liabilities and/or judgments of any kind whatsoever that arise out of or relate to the MacKenzie’s services with certain customary exceptions for willful misconduct and breach. The Company also will reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of the shares of Company Common Stock for their expenses in forwarding soliciting materials to beneficial owners of the shares of Company Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person. Our directors, officers and employees will not be paid any additional amounts for soliciting proxies.
Questions and Additional Information
If you have more questions about the Mergers or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call MacKenzie, our proxy solicitor, toll-free at 1 800-322-2885.

THE MERGER
(THE MERGER AGREEMENT PROPOSAL — PROPOSAL 1)
The Proposal
The Company is asking you to approve the proposal to adopt the Agreement and Plan of Merger, dated as of February 27, 2023, by and among Parent, Company Merger Sub, LLC Merger Sub, Focus LLC and the Company, pursuant to which, among other things, (a) the LLC Merger and (b) immediately following the LLC Merger, the Company Merger shall occur, with the Company surviving the Company Merger as wholly-owned subsidiary of Parent. A copy of the Merger Agreement is attached as Annex A to this proxy statement.
Vote Required and Board Recommendation
The approval of the Merger Agreement Proposal requires the affirmative vote of each of (1) the Majority of the Outstanding Shares and (2) the Majority of the Unaffiliated Shares, in each case assuming a quorum is present. Accordingly, an abstention, failure to vote or broker non-vote, if any, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
The Support Agreement
Pursuant to the Support Agreement, the Existing Stockholders agreed to, and to cause their applicable affiliates to, affirmatively vote or execute consents with respect to all shares of Company Common Stock owned by them as follows:
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in favor of (1) the adoption of the Merger Agreements and the approval of the Mergers, (2) the approval of any proposal to adjourn or postpone any Special Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with the Merger Agreement, and (3) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Special Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement; and

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against (1) any action, proposal or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled; (2) any Acquisition Proposal; (3) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement); and (4) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.

The Existing Stockholders collectively held approximately 20.6% of the outstanding shares of Company Common Stock as of February 27, 2023.
The Merger Agreement and the transactions contemplated thereby, including the Mergers, have been unanimously approved by the Board, based on the recommendation of the Special Committee. The Board acting upon the recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders and (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers.
The Board, by unanimous vote of the Company’s directors and based on the recommendation of the Special Committee, recommends that you vote “FOR” the Merger Agreement Proposal.

ADJOURNMENT OF THE SPECIAL MEETING
(THE ADJOURNMENT PROPOSAL — PROPOSAL 2)
The Proposal
The Company is asking you to approve one or more proposals to adjourn the Special Meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal. If the Company’s stockholders approve the Adjournment Proposal, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares of Company Common Stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.
The Support Agreement
Pursuant to the Support Agreement, the Existing Stockholders agreed to, and to cause their applicable affiliates to, affirmatively vote or execute consents with respect to all shares of Company Common Stock owned by them as follows:
•
in favor of (1) the adoption of the Merger Agreements and the approval of the Mergers, (2) the approval of any proposal to adjourn or postpone any Special Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with the Merger Agreement, and (3) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Special Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement; and

•
against (1) any action, proposal or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled; (2) any Acquisition Proposal; (3) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement); and (4) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.

The Existing Stockholders collectively held approximately 20.6% of the outstanding shares of Company Common Stock as of February 27, 2023.
Vote Required and Board Recommendation
The approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal, whether or not a quorum is present. Accordingly, a failure to vote or broker non-vote, if any, will not have any effect on the Adjournment Proposal. An abstention, however, will count as a vote “AGAINST” the Adjournment Proposal.
The Board, by unanimous vote of the Company’s directors, recommends that you vote “FOR” the Adjournment Proposal.

MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS
(THE MERGER-RELATED COMPENSATION PROPOSAL — PROPOSAL 3)
The Proposal
As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a nonbinding, advisory vote on the golden parachute compensation that may become payable to its NEOs in connection with the completion of the Mergers, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers — Quantification of Payments and Benefits to the Company’s Named Executive Officers.”
Vote Required and Board Recommendation
The approval of the Merger-Related Compensation Proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Merger-Related Compensation Proposal, assuming a quorum is present. Accordingly, a failure to vote or broker non-vote, if any, will not have any effect on the Merger-Related Compensation Proposal. An abstention, however, will count as a vote “AGAINST” the Merger-Related Compensation Proposal.
The Company believes that the information regarding golden parachute compensation that may become payable to its NEOs in connection with the completion of the Mergers is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company’s stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s NEOs in connection with the completion of the Mergers. In addition, this vote is separate and independent from the vote of stockholders to approve the completion of the Mergers. The Company asks that its stockholders vote “FOR” the following resolution:
“RESOLVED, that the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the section of the proxy statement entitled “Special Factors — Interests of Executive Officers and Directors of the Company in the Mergers — Quantification of Payments and Benefits to the Company’s Named Executive Officers,” is hereby APPROVED on a nonbinding, advisory basis.”
This vote is advisory, and, therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Board (or any committee thereof) to take any action. Because the merger-related executive compensation to be paid in connection with the Mergers is based on the terms of the Merger Agreement as well as the contractual arrangements with the Company’s NEOs, such compensation will be payable, regardless of the outcome of this advisory vote, if the Merger Agreement Proposal is approved (subject only to the contractual conditions applicable thereto). However, the Board values the opinions of the Company’s stockholders, and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. The Board will consider the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Merger-Related Compensation Proposal that are cast “FOR” the foregoing resolution at the Special Meeting as advisory approval of the compensation that may become payable to the Company’s NEOs in connection with the completion of the Mergers.
The Board, by unanimous vote of the Company’s directors, recommends that you vote “FOR” the Merger-Related Compensation Proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY
Directors and Executive Officers of the Company
The Board presently consists of eight members, including the Chief Executive Officer and Chief Operating Officer. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement. The Merger Agreement provides that the initial directors of the Surviving Corporation will be directors of Company Merger Sub immediately prior to the Company Merger Effective Time and hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and the bylaws.
Stone Point (through the Existing Stockholders) has the right to nominate two members of the Board for so long as it holds at least 50% of the interest it held, in the form of Class A Common Stock and Class B Common Stock on a combined basis, on the date of Company’s initial public offering. Stone Point also has the right to nominate one member of Board for so long as it holds 5% of Class A Common Stock and Class B Common Stock outstanding on a combined basis. Additionally, Stone Point has nominated Messrs. Muhtadie and Carey to serve on Board.
The Merger Agreement provides that the initial officers of the Surviving Corporation will be the officers of the Company immediately prior to the Company Merger Effective Time and hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and the bylaws.
All of the directors and executive officers can be reached c/o Focus Financial Partners Inc., 515 N. Flagler Drive, Suite 550, West Palm Beach, FL, (646) 519-2456.
Directors
Name	Age	Position
Ruediger Adolf	60	Chief Executive Officer and Chairman
Rajini Sundar Kodialam	55	Chief Operating Officer and Director
James D. Carey.	56	Independent Director
Joseph Feliciani, Jr.	66	Independent Director
George S. LeMieux.	54	Independent Director
Greg S. Morganroth, MD	58	Independent Director
Fayez S. Muhtadie	45	Independent Director
Elizabeth R. Neuhoff	53	Independent Director
Ruediger Adolf, age 60, has served as our Chief Executive Officer and Chairman and as a member of our Board since our formation in 2015. Mr. Adolf founded Focus LLC, our subsidiary, and has served as Chief Executive Officer of Focus LLC since 2004. He also served as a member of the board of managers of Focus LLC from 2004 to 2018. From 1998 to 2003, Mr. Adolf served as Senior Vice President and General Manager of American Express’ (“AMEX”) Global Brokerage and Banking division. Prior to this role, Mr. Adolf was Senior Vice President of Strategy and Business Development. Before joining AMEX, Mr. Adolf was a partner at McKinsey & Company. Other than the Company, Mr. Adolf does not currently serve on any public or private company boards of directors. Mr. Adolf holds a Mag. iur. and a Dr. iur. from the University of Innsbruck, Austria.
Rajini Sundar Kodialam, age 55, has served as our Chief Operating Officer since our formation in 2015 and has served on our Board since July 2018. Ms. Kodialam co-founded Focus LLC and has served as Managing Director of Focus LLC since 2005, and served as a member of the board of managers from July 2017 to July 2018. Prior to co-founding Focus LLC, Ms. Kodialam worked at AMEX from 1998 to 2005 where she served as a Vice President from 1999 to 2005. Prior to joining AMEX, Ms. Kodialam was with McKinsey & Company. Other than the Company, Ms. Kodialam does not currently serve on any public company boards of directors. Ms. Kodialam currently serves on the board of directors of SmartAsset, which is a private company. Ms. Kodialam holds a Bachelor of Arts from Delhi University, India, a Post Graduate Diploma in Management from the Indian Institute of Management, Ahmedabad and a Master of Business Administration in Finance and Marketing from the Columbia University Graduate School of Business.
James D. Carey, age 56, has served on our Board since July 2018. Mr. Carey is a Managing Director of Stone Point. He has been with Stone Point or its predecessor entities since 1997. Mr. Carey currently serves as a director on the following public company boards of directors: Enstar Group Limited and HireRight GIS Group Holdings LLC. In addition, Mr. Carey currently serves as a director on the following private company boards of directors: Alliant Insurance Services, Inc., The Citco Group of Companies (Observer), Delta Parent Holdings, Inc. (Kroll, LLC), Eagle Point Credit Management LLC, Northshore Holdings Limited (Atrium), NorthBay Holdings Limited (Atrium) and Sedgwick Claims Management Services, Inc. All of Mr. Carey’s board positions are in connection with Mr. Carey’s full time responsibilities as a Managing Director of Stone Point. Mr. Carey holds a Bachelor of Science in Finance from Boston College, a Juris Doctor from Boston College Law School and a Master of Business Administration from Duke University Fuqua School of Business.
Joseph Feliciani, Jr., age 66, has served on our Board since April 2019. Mr. Feliciani served as the Chief Operating Officer of Finance of BlackRock, Inc. (“BlackRock”) from 2016 through his retirement in 2018 and as the Chief Accounting Officer of BlackRock from 1997 through 2016. During his tenure at BlackRock, he served as Chair of that firm’s retirement committee and as a member of the Finance Executive Committee, Global Operating Committee and Enterprise Risk Management Committee. Prior to joining BlackRock, Mr. Feliciani was the Controller of the asset management business of PNC Financial Services Group, Inc. Other than the Company, Mr. Feliciani does not currently serve on any public or private company boards of directors. Mr. Feliciani holds a Bachelor of Business Administration with a concentration in Accounting from Temple University.
George S. LeMieux, age 54, has served on our Board since March 2022. Mr. LeMieux has served as Chairman of Gunster Yoakley & Stewart, P.A., a Florida based law firm, since 2011. From 2009 to 2011 Mr. LeMieux served as a U.S. Senator in the 111th Congress. Prior to that, Mr. LeMieux served as Florida’s chief deputy attorney general, and as chief of staff to Florida’s former governor. Other than the Company, Mr. LeMieux does not currently serve on any public company boards of directors. Mr. LeMieux currently serves on the board of directors of Gunster Yoakley & Stewart, which is a private company. Mr. LeMieux holds a Bachelor of Arts in Political Science from Emory University and a Juris Doctorate from Georgetown University Law Center.
Greg S. Morganroth, MS, age 58, has served on our Board since September 2020. Dr. Morganroth founded the California Skin Institute in 2007, and serves as its Chief Executive Officer. Prior to founding the California Skin Institute, Dr. Morganroth was in private practice in Mountain View, CA since 1996. Other than the Company, Dr. Morganroth does not currently serve on any public company boards of directors. Dr. Morganroth currently serves on the board of directors of the California Skin Institute and its related subsidiaries, each of which is a private company. Dr. Morganroth holds a Bachelor of Science in Psychology from the University of Michigan and a Doctor of Medicine from the University of Michigan School of Medicine. Dr. Morganroth completed his internship at the University of Pennsylvania, a dermatology residency at Yale University and a Mohs, laser and dermatologic surgery fellowship at the Skin and Mohs Surgery Center at the Baptist Medical Center, Kansas City, Missouri.
Fayez S. Muhtadie, age 45, has served on our Board since July 2018 and served on the board of managers of Focus LLC from July 2017 to July 2018. Mr. Muhtadie is a Managing Director of Stone Point. Prior to joining Stone Point in 2003, Mr. Muhtadie worked at Credit Suisse First Boston as an analyst in the Financial Institutions Investment Banking Group and as a financial analyst at Aon Capital Markets. Other than the Company, Mr. Muhtadie does not currently serve on any public company boards of directors. Mr. Muhtadie currently serves on the following private company boards of directors: Delta Parent Holdings, Inc. (Kroll, LLC), Eliassen Group Holdings LP, Greenspoint Capital LLC, LS Parent Corporation (LegalShield), Mercury Parent Holdings, Inc. (Ascensus, LLC) and SKY Harbor Capital Holdings LLC. All of Mr. Muhtadie’s board positions are in connection with Mr. Muhtadie’s full time responsibilities as a Managing Director of Stone Point. Mr. Muhtadie holds a Bachelor of Science in Business Administration from The Ohio State University and holds a Master of Business Administration from the Columbia University Graduate School of Business.

Elizabeth R. Neuhoff, age 53, has served on our Board since May 2022. Ms. Neuhoff most recently served as the Chief Executive Officer, President and Chairman of the board of directors of Neuhoff Communications, a broadcast and digital media company, from 2012 to 2022. From 1993 to 2005, Ms. Neuhoff served in a number of capacities at Interep, an independent national media marketing firm, including as Executive Vice President. Ms. Neuhoff currently serves on the board of directors, and as a member of the audit committee, of World Finance, which is a public company. In addition, Ms. Neuhoff currently serves as a director on the following private company boards of directors: West Bend Mutual Insurance Company, where she previously also served as a member of its audit committee, and Zip’s Carwash. Ms. Neuhoff was previously also on the board of directors of Gray Television, Inc., a public company. Ms. Neuhoff holds a Bachelor of Arts in French from the University of Oklahoma.
Executive Officers
Name	Age	Position
Ruediger Adolf	60	Chief Executive Officer and Chairman
Rajini Sundar Kodialam	55	Chief Operating Officer and Director
Leonard Chang	48	Senior Managing Director and Head of M&A
James Shanahan	53	Chief Financial Officer
J. Russell McGranahan	53	General Counsel & Corporate Secretary
Information concerning the business experience of Ruediger Adolf and Rajini Sundar Kodialam is provided under the section titled “Other Important Information Regarding the Company — Directors and Executive Officers of the Company — Directors” above.
Leonard Chang, age 48, has served as our Senior Managing Director and Head of M&A since 2019 and as Managing Director since our formation in 2015. Mr. Chang co-founded Focus LLC and has served as Managing Director of Focus LLC since 2004. Prior to co-founding Focus LLC, Mr. Chang worked at the Boston Consulting Group from 2001 to 2004 where he served as a Consultant. Prior to joining Boston Consulting Group, Mr. Chang was with AMEX where he last served as Manager. Mr. Chang holds a Bachelor of Science in Economics with dual concentration in Finance and Management from the Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard Business School.
James Shanahan, age 53, has served as our Chief Financial Officer since our formation in 2015 and has served as Chief Financial Officer of Focus LLC since 2006. From 2001 to 2006, Mr. Shanahan served in the Chief Financial Officer/Vice President of Operations roles for Sybari Software, a software security company that became a subsidiary of Microsoft in 2005. Prior to Microsoft, Mr. Shanahan was with PricewaterhouseCoopers from 1992 to 2001 where he last served as a Senior Audit Manager. Mr. Shanahan is a Certified Public Accountant and holds a Master of Business Administration and a Bachelor of Business Administration from Hofstra University. Additionally, Mr. Shanahan is a Chartered Financial Consultant and Personal Financial Specialist.
J. Russell McGranahan, age 53, has served as our General Counsel and Corporate Secretary since our formation in 2015 and has served as General Counsel of Focus LLC since 2015. From 2006 to 2015, Mr. McGranahan served as a Managing Director, M&A Counsel and Corporate Secretary at BlackRock. Prior to BlackRock, Mr. McGranahan was counsel in the Mergers and acquisitions and corporate departments of Skadden, Arps, Slate, Meagher & Flom LLP from 2000 to 2006. Prior to Skadden, Mr. McGranahan was a corporate associate at White & Case LLP.  Mr. McGranahan holds a Bachelor of Arts in Economics and World Politics from the Catholic University of America and a Juris Doctorate from Yale Law School. Additionally, Mr. McGranahan has also earned the Chartered Financial Analyst® designation.
Book Value per Share
As of December 31, 2022, the book value per share of Company Common Stock was $16.76. Book value per share is computed by dividing total equity at $1,303,295,000 by the total shares of Company Common Stock outstanding on that date, 77,756,965 shares of Company Common Stock.

Market Price of Company Common Stock and Dividends
Class A Common Stock is listed on Nasdaq under the symbol “FOCS.” There is no public market for our Class B Common Stock. The Company has not declared or paid any cash dividends on shares of Company Common Stock in the last five years.
On June 9, 2023, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for shares of Class A Common Stock on Nasdaq was $52.27 per share. On February 1, 2023, the last trading day prior to the Company’s announcement that it had entered into exclusivity with CD&R, the closing price for shares of Class A Common Stock on Nasdaq was $46.27 per share. On February 24, 2023, the last trading day prior to the public announcement of the Mergers, the closing price for shares of Class A Common Stock on Nasdaq was $50.20 per share. You are encouraged to obtain current market quotations for shares of Class A Common Stock in connection with voting your shares of Company Common Stock at the Special Meeting.
The following table sets forth, for the periods indicated, the high and low sales price of shares of Class A Common Stock on Nasdaq.
Fiscal Year	High	Low	Dividend Paid
2021
First Quarter	$56.56	$40.93	—
Second Quarter	$54.75	$41.76	—
Third Quarter	$54.42	$47.21	—
Fourth Quarter	$69.13	$51.44	—
2022
First Quarter	$62.24	$42.16	—
Second Quarter	$46.63	$30.88	—
Third Quarter	$44.41	$30.86	—
Fourth Quarter	$41.92	$30.27	—
2023
First Quarter	$52.62	$37.30	—
Second Quarter (through June 9, 2023)	$52.41	$50.66	—
If the Mergers are completed, the Class A Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded.
Security Ownership of Certain Beneficial Owners and Management
Unless otherwise noted, the following tables set forth, as of June 9, 2023, information with respect to the beneficial ownership of the Class A Common Stock and Class B Common Stock based on information filed with the SEC or obtained from persons named below by
•
each person known to us to own beneficially more than 5% of our outstanding voting securities,

•
each director,

•
each of our NEOs, and

•
all our current directors and executive officers as a group.

The amounts and percentages of Class A Common Stock and Class B Common Stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. These numbers exclude shares of Class A Common Stock issuable pursuant to an exchange right for Common Units and Incentive Units and upon cancellation of shares of our Class B Common Stock. These numbers exclude shares of Class A Common Stock issuable pursuant to an exchange right for Common Units and Incentive Units and upon cancellation of shares of our Class B common stock, in accordance with the Focus LLC Agreement.
All information with respect to beneficial ownership has been furnished by the respective more than 5% stockholders, directors or named executive officers, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 33401.
	Class A Common Stock		Class B Common Stock		Combined Voting Power(1)
Name of Beneficial Owner	Number	%	Number	%	Number	%
5% Stockholders:
Entities affiliated with Stone Point(2)	7,798,810	11.8%	8,250,165	65.8%	16,048,975	20.4%
Capital World Investors(3)	5,451,302	8.3%	—	0.0%	5,451,302	6.9%
Vanguard Group Inc.(4)	5,085,477	7.7%	—	0.0%	5,085,477	6.5%
BlackRock, Inc.(5)	3,775,028	5.7%	—	0.0%	3,775,028	4.8%
Directors and Named Executive Officers:
Ruediger Adolf	—	0.0%	68,969	0.5%	68,969	0.1%
Rajini Sundar Kodialam	—	0.0%	6,115	0.0%	6,115	0.0%
J. Russell McGranahan	1,000	0.0%	4,134	0.0%	5,134	0.0%
Leonard Chang	—	0.0%	4,161	0.0%	4,161	0.0%
James Shanahan(6)	—	0.0%	3,845	0.0%	3,845	0.0%
Joseph Feliciani, Jr.	—	0.0%	1,021	0.0%	1,021	0.0%
Greg S. Morganroth, MD	—	0.0%	1,021	0.0%	1,021	0.0%
James D. Carey(7)	—	0.0%	—	0.0%	—	0.0%
George S. LeMieux	—	0.0%	—	0.0%	—	0.0%
Fayez S. Muhtadie	—	0.0%	—	0.0%	—	0.0%
Elizabeth R. Neuhoff	—	0.0%	—	0.0%	—	0.0%
Directors and executive officers as a group (11 individuals)*	1,000	0.0%	89,266	0.7%	90,266	0.1%

*
Components may not sum to the totals due to rounding.

(1)
Represents the percentage of the voting power of our Class A Common Stock and Class B Common Stock voting together as a single class. Each share of Class A Common Stock and Class B Common Stock entitles its holder to one vote.

(2)
Based on the most recently available Schedule 13D/A filed with the SEC on February 28, 2023 by Trident FFP LP, Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P., Trident FFP GP LLC, Trident Capital VI, L.P. and Stone Point Capital LLC. The principal business address for each of the entities identified in this paragraph is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.

(3)
Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2023 by Capital World Investors. The principal business address of the entity identified in this paragraph is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. Pursuant to Schedule 13G, Capital World Investors has the sole dispositive power over 5,451,302 shares, and the sole voting power over 5,451,302 shares.

(4)
Based on the most recently available Schedule 13G/A filed with the SEC on February 9, 2023 by Vanguard Group Inc. The principal business address of the entity identified in this paragraph is 100 Vanguard Blvd., Malvern, PA 19355. Pursuant to Schedule 13G/A, The Vanguard Group has shared voting power over 98,977 shares, sole dispositive power over 4,926,991 shares and shared dispositive power over 158,486 shares.

(5)
Based on the most recently available Schedule 13G filed with the SEC on February 1, 2023 by BlackRock, Inc., BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors and BlackRock Fund Managers Ltd (collectively, “BlackRock”). The principal business address of the entity identified in this paragraph is 55 East 52nd Street, New York, NY 10055. Pursuant to Schedule 13G, BlackRock has the sole dispositive power over 3,775,028 shares, and the sole voting power over 3,706,161 shares.

(6)
The Class B Common Stock reflected in this row are not owned directly by Mr. Shanahan. They are each held in the James Shanahan 2020 Revocable Trust Dated November 20, 2020.

(7)
Does not include the shares of Class A Common Stock and Class B Common Stock held by the entities affiliated with Stone Point described in footnote (2) above. Mr. Carey is a member and senior principal of Stone Point, an owner of one of five members of Trident FFP GP LLC and one of five general partners of Trident VI, L.P. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by the entities affiliated with Stone Point described in footnote (2) above, except to the extent of any pecuniary interest therein.

Prior Public Offerings
During the past three years, none of the Company, Parent, Company Merger Sub, LLC Merger Sub nor any of their respective affiliates have made an underwritten public offering of shares of Company Common Stock for cash that was registered under the Securities Act, or exempt from registration under Regulation A promulgated under the Securities Act, except as described below.
In March 1, 2021, the Company completed an underwritten offering of 7,987,367 shares of its Class A Common Stock at $48.00 per share (the “March 2021 Offering”). This amount included 7,725,061 shares offered by certain selling stockholders of the Company affiliated with the Company’s current and former private equity investors, including the Existing Stockholders, and 262,306 shares offered by the Company on behalf of certain of the existing unitholders of Focus LLC.
The net proceeds to the Company were $12.1 million, after deducting underwriting discounts and before other offering expenses. The Company contributed the net proceeds from the sale of the shares of Class A Common Stock that it offered to Focus LLC in exchange for newly issued Common Units. Focus LLC used the contributed amounts to purchase units in Focus LLC from certain unitholders and in connection with such purchase, the Company retired the corresponding shares of its Class B Common Stock, as applicable.
The Existing Stockholders sold 5,345,496 shares of Class A Common Stock, including shares of Class A Common Stock issued in exchange for Common Units and the corresponding cancellation of shares of Class B Common Stock, in the March 2021 Offering and received net proceeds of $247 million, after deducting underwriting discounts and before other offering expenses.
In connection with the March 2021 Offering, the Company issued an aggregate of 2,640,369 shares of Class A Common Stock and retired 2,460,732 shares of Class B Common Stock and 364,180 Incentive Units, and acquired 2,640,369 Common Units.
In June 2021, the Company completed an underwritten offering of 7,417,929 shares of its Class A Common Stock at $50.30 per share (the “June 2021 Offering”). This amount included 7,144,244 shares offered by certain selling stockholders of the Company affiliated with the Company’s current and former private equity investors, and 273,685 shares offered by the Company on behalf of certain of the existing unitholders of Focus LLC. The net proceeds to the Company were $13.6 million, after deducting underwriting discounts and before other offering expenses. The Company contributed the net proceeds from the sale of the shares of Class A Common Stock that it offered to Focus LLC in exchange for newly issued Common Units. Focus LLC used the contributed amounts to purchase units in Focus LLC from certain unitholders and in connection with such purchase, the Company retired the corresponding shares of its Class B Common Stock, as applicable. In connection with the June 2021 Offering, the Company issued an aggregate of 3,927,729 shares of Class A Common Stock and retired 3,845,569 shares of Class B Common Stock and 144,850 Incentive Units, and acquired 3,927,729 Common Units.
In December 2021, the Company completed an underwritten offering of 3,546,841 shares of its Class A Common Stock at $57.00 per share (the “December 2021 Offering”). The net proceeds to the Company were $194.1 million, after deducting underwriting discounts and before other offering expenses. The Company contributed the net proceeds from the sale of the shares of Class A Common Stock that it offered to Focus LLC in exchange for newly issued Common Units in Focus LLC. Focus LLC used $32.0 million to purchase units in Focus LLC from certain incentive unitholders and $162.1 million for general corporate purposes. In connection with the December 2021 Offering, the Company issued an aggregate of 3,546,841 shares of Class A common stock and retired 725,000 Incentive Units and acquired 3,546,841 Common Units in Focus LLC.
Certain Transactions in the Shares of Company Common Stock
Other than the Merger Agreement, as discussed in the section of this proxy statement entitled “The Merger Agreement,” the Company, CD&R, Stone Point and their respective affiliates have executed the following transactions with respect to shares of Company Common Stock during the past 60 days.
In March 2023, Focus LLC issued 712,941 Common Units and the Company issued a corresponding number of shares of Class B Common Stock in connection with an acquisition. The issuance of such securities was made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof. The Company has not purchased any Company Common Stock during the past two years. The Trident Entities have not purchased any shares of Company Common Stock during the past two years.

OTHER IMPORTANT INFORMATION REGARDING THE PARENT ENTITIES
The CD&R Entities.
Parent.   Parent was formed on February 22, 2023, solely for the purpose of completing the Mergers and has conducted no business activities other than those related to the structuring and negotiation of the Mergers and arranging financing therefor. Parent is a direct, wholly owned subsidiary of Ferdinand FFP Intermediate Holdings, LLC and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, NY 10152. The telephone number at the principal office is (212) 407-5200.
Company Merger Sub.   Company Merger Sub was formed on February 22, 2023, solely for the purpose of completing the Company Merger and has conducted no business activities other than those related to the structuring and negotiation of the Mergers and arranging financing therefor. Company Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, NY 10152. The telephone number at the principal office is (212) 407-5200.
LLC Merger Sub.   LLC Merger Sub was formed on February 22, 2023, solely for the purpose of completing the LLC Merger and has conducted no business activities other than those related to the structuring and negotiation of the Mergers and arranging financing therefor. LLC Merger Sub is a wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the Merger Agreement. The principal office address of Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, NY 10152. The telephone number at the principal office is (212) 407-5200.
Intermediate Holdings.   Ferdinand FFP Intermediate Holdings, LLC, a Delaware limited liability company (“Intermediate Holdings”), was formed on February 22, 2023, for the purpose of managing Parent. Intermediate Holdings is a direct, wholly owned subsidiary of Intermediate Holdings Parent and has conducted no business activities other than those related to the structuring and negotiation of the merger and arranging financing therefor. The principal office address of Intermediate Holdings is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Intermediate Holdings Parent.   Ferdinand FFP Parent, Inc., a Delaware corporation (“Intermediate Holdings Parent”), was formed on February 22, 2023, for the purpose of managing Intermediate Holdings. Intermediate Holdings Parent is a direct, wholly owned subsidiary of Ultimate Holdings (as defined below) and has conducted no business activities other than those related to the structuring and negotiation of the Mergers. The principal office address of Intermediate Holdings Parent is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Ultimate Holdings.   Ferdinand FFP Ultimate Holdings, LP, a Delaware limited partnership (“Ultimate Holdings”), was formed on February 22, 2023, for the purpose of managing Intermediate Holdings Parent. Ultimate Holdings has conducted no business activities other than those related to the structuring and negotiation of the Mergers. The principal office address of Ultimate Holdings is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
Ultimate Holdings GP.   Ferdinand FFP GP, LLC, a Delaware limited liability company (“Ultimate Holdings GP”), was formed on February 22, 2023, for the purpose of serving as the general partner of Ultimate Holdings. Ultimate Holdings GP is controlled by CD&R Fund XII. The principal office address of Ultimate Holdings GP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
CD&R Associates XII, L.P.   CD&R Associates XII, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund XII GP”), is the general partner of CD&R Fund XII. The principal office address of CD&R Fund X GP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

CD&R Investment Associates XII, Ltd.   CD&R Investment Associates XII, Ltd., a Cayman Islands exempted limited partnership, is the general partner of CD&R Fund XII GP. The principal office address of CD&R Fund X GP is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
CD&R Fund XII.   CD&R Fund XII, a Cayman Islands exempted limited partnership, is a private equity fund that was formed for the purpose of achieving long-term capital growth through the provision of risk capital. The principal office address of CD&R Fund XII is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.
The Trident Entities.
Trident FFP LP.   Trident FFP LP, a Delaware limited partnership (“Trident FFP”), is a limited partnership that was formed for the purpose of investing in securities of the Company. The principal office address of Trident FFP is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident FFP GP LLC.   Trident FFP GP LLC, a Delaware limited liability company (“Trident FFP GP”), is a limited liability company that was formed for the purpose of acting as general partner to Trident FFP. The principal office address of Trident FFP GP is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident VI, L.P.   Trident VI, L.P., a Cayman Islands exempted limited partnership (“Trident VI”), is a private equity fund that was formed for the purpose of pursuing investments in the financial services industry. The principal office address of Trident VI is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident VI Parallel Fund, L.P.   Trident VI Parallel Fund, L.P., a Cayman Islands exempted limited partnership (“Trident VI Parallel”), is a private equity fund that was formed for the purpose of pursuing investments in the financial services industry. The principal office address of Trident VI Parallel is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident VI DE Parallel Fund, L.P.   Trident VI DE Parallel Fund, L.P., a Delaware limited partnership (“Trident VI DE Parallel”) is a private equity fund that was formed for the purpose of pursuing investments in the financial services industry. The principal office address of Trident VI DE Parallel is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident Capital VI, L.P.   Trident Capital VI, L.P., a Cayman Islands exempted limited partnership (“Trident VI GP”), is a partnership that was formed for the purpose of acting as general partner to Trident VI, Trident VI Parallel, Trident VI DE Parallel and other investment entities. The principal office address of Trident VI GP is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident IX, L.P.   Trident IX, L.P., a Cayman Islands exempted limited partnership (“Trident IX”), is a private equity fund that was formed for the purpose of pursuing investments in the financial services industry. The principal office address of Trident IX is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident IX Parallel Fund, L.P.   Trident IX Parallel Fund, L.P., a Cayman Islands exempted limited partnership (“Trident IX Parallel”), is a private equity fund that was formed for the purpose of pursuing investments in the financial services industry. The principal office address of Trident IX Parallel is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident Capital IX, L.P.   Trident Capital IX, L.P., a Cayman Islands exempted limited partnership (“Trident IX GP”), is a partnership that was formed for the purpose of acting as general partner to Trident IX,

Trident IX Parallel and other investment entities. The principal office address of Trident IX GP is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Trident IX Professionals Fund, L.P.   Trident IX Professionals Fund, L.P., a Cayman Islands exempted limited partnership (“Trident IX Professionals”), is a private equity fund that was formed for the purpose of pursuing investments in the financial services industry. The principal office address of Trident IX Professionals is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
Stone Point GP, Ltd.   Stone Point GP, Ltd., a Cayman Islands exempted company (“Stone Point GP”), is a company that was formed for the purpose of acting as general partner to Trident IX Professionals and other investment entities. The principal office address of Stone Point GP is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. The telephone number at the principal office is (203) 862-2900.
The members of Trident FFP GP and the general partners of Trident VI GP and Trident IX GP are five single member limited liability companies that are owned by the following individuals who are members of Stone Point:
Charles A. Davis.   Mr. Davis is the Chief Executive Officer at Stone Point, which he joined in 1998. Mr. Davis’s principal business address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. Mr. Davis is a United States citizen.
Stephen Friedman.   Mr. Freidman is the Chairman at Stone Point, which he joined in 1998. Mr. Friedman’s principal business address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. Mr. Friedman is a United States citizen.
James D. Carey.   Mr. Carey is a Managing Director at Stone Point, which he joined in 1997. Mr. Carey’s principal business address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. Mr. Carey is a United States citizen.
David J. Wermuth.   Mr. Wermuth is a Managing Director and General Counsel at Stone Point, which he joined in 1999. Mr. Wermuth’s principal business address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. Mr. Wermuth is a United States citizen.
Nicolas D. Zerbib.   Mr. Zerbib is a Managing Director at Stone Point, which he joined in 1998. Mr. Zerbib’s principal business address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830. Mr. Zerbib is a United States citizen.
None of the Trident Entities nor any of the controlling persons listed above, has, to the knowledge of the Trident Entities, during the past five (5) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgement, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Directors, Executive Officers and Controlling Persons.
The names and material occupations, positions, offices or employment during the past five years of Parent’s and Merger Sub’s directors and executive officers are set forth below. During the past five years, none of Parent, Merger Subs nor any of their respective directors or executive officers have been (1) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (2) party to any judicial or administrative proceeding (excluding matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the address for Parent, Merger Subs and each of their listed directors and executive officers is c/o Clayton, Dubilier & Rice, LLC, 375 Park Avenue, 18th Floor, New York, New York 10152. The telephone number at the principal office is (212) 407-5200.

None of the persons listed below has, to the knowledge of the Parent Entities, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of Parent Entities, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
David R. Winokur.    Mr. Winokur has served as a director, as applicable, and as the President of Parent, Company Merger Sub, LLC Merger Sub, Intermediate Holdings, Intermediate Holdings Parent, Ultimate Holdings and Ultimate Holdings GP since their formation. Mr. Winokur served as a Financial Services Partner at CD&R since September 2022.
Ethan Jamnik.   Mr. Jamnik has served as a director, as applicable, and as the Vice President of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Mr. Jamnik is a Principal at CD&R and has worked at CD&R since July 2022.
Alex Page.   Mr. Page has served as a director, as applicable, and as the Vice President of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Mr. Page is a Principal at CD&R and has worked at CD&R since 2019.
Jillian C. Griffiths.   Ms. Griffiths has served as the Chief Financial Officer and Vice President of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Ms . Griffiths is the Chief Financial Officer at CD&R and has worked at CD&R since 2015.
Rima Simson.   Ms. Simson has served as the Vice President, Treasurer and Secretary of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Ms. Simson is a Fund Director at CD&R and has worked at CD&R since 2013.
Jessie Pamas.   Ms. Pamas has served as the Assistant Treasurer of Parent, Merger Sub, Holdings, Holdings Parent, Ultimate Parent and Ultimate Parent GP since their formation. Ms. Pamas is a Tax Director at CD&R and has worked at CD&R since 2001.

DELISTING AND DEREGISTRATION OF THE COMPANY’S CLASS A COMMON STOCK
If the Mergers are completed, the Company’s Class A Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded. As a result, we would no longer file periodic reports with the SEC on account of the shares of Class A Common Stock.
STOCKHOLDER PROPOSALS AND NOMINATIONS
The Company’s 2022 annual meeting of stockholders was held on May 26, 2022. If the Mergers are completed, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until no later than one year after our most recently completed fiscal year. Under Section 211(b) of the DGCL, we are, however, required to hold an annual meeting of stockholders for the purposes of electing directors in accordance with our bylaws, unless such election is made by written consent in lieu of such a meeting. However, if the Mergers are not completed, or if we are otherwise required to do so under applicable law, we will hold a 2023 annual meeting of stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
If the Company holds a 2023 annual meeting, stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting may do so by following the procedures described below.
Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board to be presented at the 2023 annual meeting. Proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and must have been received by our Corporate Secretary at the address shown on the first page of this proxy statement. To comply with the requirements of Rule 14a-8, the proposal must have been received by us no later than December 15, 2022, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the first anniversary of the date of the 2022 annual meeting of stockholders, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for the 2023 annual meeting of stockholders.
Our bylaws require timely advance written notice of stockholder proposals and stockholder nominations of director candidates to be presented at an annual meeting of stockholders. Notice will be considered timely for the 2023 annual meeting if it is received not earlier than the close of business on the 150th day, and not later than the close of business on the 120th day, prior to the first anniversary of the date of the 2022 annual meeting of stockholders. However, if the 2023 annual meeting is held more than 30 days before or more than 60 days after the first anniversary of the 2022 annual meeting of stockholders, notice will be considered timely if it is received not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of  (i) the 120th day prior to such annual meeting and, (ii) if the first public announcement of the date of such meeting is fewer than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Our bylaws require our Board or the presiding officer of the annual meeting of stockholders to reject any untimely or non-complying proposal or stockholder nomination of director candidates. To comply with our bylaws, notice of a stockholder proposal or stockholder nomination of director candidates must have been received by us no later than January 26, 2023, unless the date of our 2023 annual meeting is held more than 30 days before or more than 60 days after the first anniversary of the 2022 annual meeting of stockholders. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet to have a stockholder proposal included in the Company’s proxy statement, which are described above.
Please refer to the full text of our advance notice by-law provisions for additional information and requirements. A copy of our bylaws may be obtained by writing to our Corporate Secretary at the address shown on the first page of this proxy statement.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days before the first anniversary of the date of the 2022 annual meeting of stockholders. If the date of our 2023 annual meeting is changed by more than 30 days from the first anniversary of the date of the 2022 annual meeting of stockholders, then notice must be provided by the later of 60 days prior to the date of the annual meeting or within 10 days of the Company’s first public announcement of the date of the 2023 annual meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
The SEC allows us to “incorporate by reference” the information we have filed with the SEC. This means that we can disclose important information to you without actually including the specific information in this proxy statement by referring you to other documents filed separately with the SEC. Information that we later provide to the SEC, and which is deemed to be “filed” with the SEC, will automatically update information previously filed with the SEC, and may replace information in this proxy statement and information previously filed with the SEC. You should not assume that the information contained in the documents incorporated by reference in this proxy statement is accurate as of any date other than the respective dates of those documents.
We incorporate by reference into this proxy statement the documents listed below (other than portions of these documents that are described in paragraphs (d)(1), (d)(2), (d)(3) or (e)(5) of Item 407 of Regulation S-K promulgated by the SEC):
•
Our Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 16, 2023;

•
Our Annual Report on Form 10-K/A for the year ended December 31, 2022, filed on April 19, 2023;

•
Our Current Reports on Form 8-K as filed with the SEC on February 27, 2023, February 28, 2023, and May 4, 2023; and

•
Our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed on May 4,2023.

These reports contain important information about us, our financial condition and our results of operations.
Because the Mergers are a “going private” transaction, the Company and the Parent Entities are filing with the SEC concurrently with this proxy statement a transaction statement on Schedule 13E-3 with respect to the Mergers. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
Please see the section of this proxy statement entitled “Where You Can Find More Information” for information on accessing these documents including the proxy statement and the Schedule 13E-3, including any amendments and exhibits or documents filed or incorporated by reference as a part thereof.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the “Investor Relations” section of our corporate website at https://www.focusfinancialpartners.com. The information provided on our website is not part of this proxy statement, and therefore is not incorporated within this proxy statement by reference.
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request at the address provided below; or from our proxy solicitor MacKenzie, toll-free at 1 800-322-2885; or from the SEC through the SEC website at the address provided above.
Focus Financial Partners Inc.
875 3rd Avenue, 28th Floor,
New York, NY 10022
Telephone: (646) 519-2456
Attention: Investor Relations
Because the Mergers are a “going private” transaction, the Company and the Parent Entities are filing with the SEC concurrently with this proxy statement a transaction statement on Schedule 13E-3 with respect to the proposed Mergers. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 12, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and among
FERDINAND FFP ACQUISITION, LLC,
FERDINAND FFP MERGER SUB 1, INC.
FERDINAND FFP MERGER SUB 2, LLC
FOCUS FINANCIAL PARTNERS, LLC
and
FOCUS FINANCIAL PARTNERS INC.
Dated as of February 27, 2023

A-i

A-ii

Annex A	Defined Terms
Exhibit A	Form of Support Agreement	Exhibit A
Exhibit B	Form of Exchange Notice	Exhibit B
Exhibit C	Certificate of Incorporation of the Surviving Company	Exhibit C
Exhibit D-1	Form of Affirmative Consent Notice	Exhibit D-1
Exhibit D-2	Form of Negative Consent Notice	Exhibit D-2

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 27, 2023, is by and among Ferdinand FFP Acquisition, LLC, a Delaware limited liability company (“Parent”), Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), Focus Financial Partners Inc., a Delaware corporation (the “Company”), and Focus Financial Partners, LLC, a Delaware limited liability company (“Focus LLC”). Parent, the Company and Merger Subs are referred to herein as the “Parties” and each, a “Party.”
RECITALS
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, (a) LLC Merger Sub shall merge with and into Focus LLC (the “LLC Merger”), with Focus LLC surviving the LLC Merger, pursuant to and in accordance with the provisions of the Delaware Limited Liability Company Act, as may be amended from time to time (the “DLLCA”), and (b) immediately following the LLC Merger, Company Merger Sub shall merge with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger, pursuant to and in accordance with the provisions of the General Corporation Law of the State of Delaware, as may be amended from time to time (the “DGCL”);
WHEREAS, the sole member and manager of Parent has unanimously approved and declared advisable this Agreement and the transactions contemplated hereby;
WHEREAS, the board of directors of Company Merger Sub has unanimously (i) determined that the Company Merger is fair to, and in the best interests of, Company Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Company Merger and any other transactions contemplated hereby, (iii) directed that the adoption of this Agreement be submitted to a vote of Parent in its capacity as Company Merger Sub’s sole stockholder, and (iv) resolved to recommend that Parent vote in favor of the adoption of this Agreement in accordance with the DGCL;
WHEREAS, Parent, as the sole member and manager of LLC Merger Sub, has (i) determined that the LLC Merger is fair to, and in the best interests of, LLC Merger Sub and (ii) approved and declared advisable this Agreement and the LLC Merger and any other transactions contemplated hereby;
WHEREAS, immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Company Merger Sub, will execute and deliver to Company Merger Sub (with a copy also sent to the Company) a written consent adopting this Agreement in accordance with the DGCL;
WHEREAS, the board of directors of the Company (the “Company Board”) has established a special committee of the Company Board (the “Special Committee”), comprised solely of disinterested and independent members of the Company Board, and empowered the Special Committee to, among other things, (i) review, evaluate and negotiate a potential transaction involving the acquisition by certain Affiliates of Clayton, Dubilier & Rice, LLC (“CD&R”) of all of the outstanding shares of Company Stock (including all of the equity of Focus LLC) in a cash merger transaction or any alternative to such potential transaction, and (ii) to make a recommendation to the Company Board as to what action, if any, should be taken by the Company Board with respect to the foregoing;
WHEREAS, the Special Committee has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) recommended that the Company Board approve and declare advisable this Agreement and the transactions contemplated hereby, including the Mergers, and determine that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) recommended that, subject to Company Board approval, the Company Board submit this Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of this Agreement;

WHEREAS, the Company Board (acting on the recommendation of the Special Committee) has by unanimous vote (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers, (iii) approved the execution and delivery of this Agreement, the performance by the Company of its covenants and other obligations contained herein and the consummation of the Mergers and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein, (iv) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company and (v) recommended that the stockholders of the Company vote in favor of the adoption of this Agreement;
WHEREAS, the Company, in its capacity as Managing Member (as defined in the Focus LLC Agreement) of Focus LLC and owner of a majority of the outstanding Focus LLC Units, has (i) determined that the LLC Merger is fair to, and in the best interests of, Focus LLC, (ii) approved and declared advisable this Agreement and the LLC Merger and any other transactions contemplated hereby and (iii) approved the execution and delivery of this Agreement, the performance by Focus LLC of its covenants and other obligations contained herein and the consummation of the LLC Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein.
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Subs have delivered to the Company concurrently with the execution of this Agreement (i) limited guarantees (the “Guarantees”) from Clayton, Dubilier & Rice Fund XII, L.P., a Cayman Islands exempted limited partnership, and Trident IX, L.P., a Cayman Islands exempted limited partnership, Trident IX Parallel Fund, L.P., a Cayman Islands exempted limited partnership, and Trident IX Professionals Fund, L.P., a Cayman Islands exempted limited partnership (collectively, the “Guarantors”), in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain obligations of Parent and Merger Subs in connection with this Agreement; and (ii) the Equity Commitment Letters;
WHEREAS, as a condition and inducement to the Parent’s willingness to enter into this Agreement and concurrently with the execution and delivery of this Agreement, Trident VI, L.P., a Cayman Islands exempted limited partnership, Trident VI Parallel Fund, L.P., a Cayman Islands exempted limited partnership, and Trident VI DE Parallel Fund, L.P., a Delaware limited partnership (collectively, the “Existing Stockholders”), the Company and Parent and certain Affiliates of Parent have entered into a support agreement in connection with the transactions contemplated hereby in the form attached hereto as Exhibit A (the “Support Agreement”), pursuant to which, among other things, the Existing Stockholders have agreed to contribute, directly or indirectly, and immediately prior to the Closing, a portion of the shares of Company Stock and Focus LLC Units held by them to Parent (or any direct or indirect parent company thereof), on the terms and subject to the conditions set forth in the Support Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and certain of the parties to the Tax Receivable Agreements are entering into agreements regarding the terms and conditions for the satisfaction of the Company’s obligations to such Persons pursuant to the Tax Receivable Agreements (the “TRA Holder Agreements”); and
WHEREAS, Parent, Merger Subs and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Mergers.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:
ARTICLE I
The Exchanges; the Mergers; Closing; Effective Times
1.1.   The Exchanges.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (which shall constitute the “Change of Control Exchange Date” as defined in the Focus LLC Agreement),

following the Rollover and immediately prior to and conditioned upon the LLC Merger Effective Time, the Company shall require each member of Focus LLC (other than the Company and its wholly owned Subsidiaries and Parent) to effect an Exchange (as defined in the Focus LLC Agreement) of all outstanding Vested Common Units held by such member (including, with respect to each such member who holds Vested Incentive Units, the applicable number of Vested Common Units received as a result of the conversion (based on the IU Conversion Ratio (as defined in the Focus LLC Agreement)) of Vested Incentive Units held by such member that have a Hurdle Amount (as defined in the Focus LLC Agreement) that is less than the Merger Consideration), other than the Rollover Units, together with, as applicable, the surrender for cancellation of corresponding number of shares of Class B Common Stock in accordance with Section 3.8 of the Focus LLC Agreement (the “Vested Units Exchanges”).
(b)   At the Company Merger Effective Time, each then outstanding unvested Common Unit held by a member of Focus LLC (other than the Company and its wholly owned Subsidiaries or Parent) (including, with respect to each such member who holds unvested Incentive Units, each unvested Common Unit received as a result of the conversion (based on the IU Conversion Ratio) of unvested Incentive Units held by such member that have a Hurdle Amount that is less than the Merger Consideration) shall automatically be cancelled and converted into a Contingent Cash Award in an amount equal to the amount that would be payable pursuant to Section 4.5 if such unvested Common Unit were a Company Restricted Share.
(c)   On the Closing Date, following the Rollover and prior to the Company Merger Effective Time and the LLC Merger Effective Time, each Incentive Unit, whether a Vested Incentive Unit or unvested Incentive Unit, that has a Hurdle Amount that is equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Focus LLC, Parent, the Company, or the holder thereof, be cancelled for no consideration.
(d)   The Company shall, and shall cause Focus LLC to, take such other actions as are necessary or desirable to permit and effect the Vested Units Exchanges and otherwise give effect to the treatment of the Common Units and Incentive Units contemplated by this Section 1.1 and Section 4.5 on the Closing Date, including the cancellation of each Incentive Unit that has a Hurdle Amount that is equal to or greater than the Merger Consideration. No later than the fifth Business Day following the date hereof, the Company shall cause Focus LLC to deliver a written notice of a PubCo Approved Change of Control (as defined in the Focus LLC Agreement), in the form attached hereto as Exhibit B, to members of Focus LLC in accordance with Section 3.8 of the Focus LLC Agreement (such notice shall specify that any Focus LLC Units held by Parent or any of its Affiliates at the time of the Vested Units Exchanges and any Rollover Units shall not be subject to the Vested Units Exchanges). For the avoidance of doubt, the Vested Units Exchanges shall not be effective if the Mergers are not consummated in accordance with the terms hereof.
1.2.   The Mergers.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DLLCA, following the consummation of the Vested Units Exchanges and in connection with the consummation of the Rollover, LLC Merger Sub shall be merged with and into Focus LLC and the separate limited liability company existence of LLC Merger Sub shall thereupon cease. Focus LLC shall continue as the surviving company of the LLC Merger (sometimes hereinafter referred to as the “Surviving LLC”). From and after the LLC Merger Effective Time, the LLC Merger will have the effects as set forth in this Agreement, the LLC Certificate of Merger and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the LLC Merger Effective Time all (i) of the property, rights, privileges, powers and franchises of Focus LLC and LLC Merger Sub will vest in the Surviving LLC; and (ii) debts, liabilities and duties of Focus LLC and LLC Merger Sub will become the debts, liabilities and duties of the Surviving LLC.
(b)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, immediately following the LLC Merger, Company Merger Sub shall be merged with and into the Company and the separate corporate existence of Company Merger Sub shall thereupon cease. The Company shall continue as the surviving corporation of the Company Merger (sometimes hereinafter referred to as the “Surviving Corporation”). From and after the Company Merger Effective Time, the

Company Merger will have the effects as set forth in this Agreement, the Company Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time all (i) of the property, rights, privileges, powers and franchises of the Company and Company Merger Sub will vest in the Surviving Corporation; and (ii) debts, liabilities and duties of the Company and Company Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
1.3.   Closing.   Unless otherwise mutually agreed in writing between the Company (with the prior written consent of the Special Committee) and Parent, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036 (or at the request of either Party, by means of a virtual Closing through electronic exchange of documents and signatures), at 9:00 a.m. (New York time) on the third Business Day following the day on which the last to be satisfied or waived (to the extent waivable under applicable Law and this Agreement) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions) shall be satisfied or waived in accordance with this Agreement; provided, that, notwithstanding the foregoing, the Closing shall not occur until the earlier of (a) a date during the Marketing Period specified by Parent on no fewer than three Business Days’ notice to the Company (unless a shorter period shall be agreed to by Parent and the Company) and (b) the third Business Day following the final day of the Marketing Period (subject, in each case, to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions); provided, further, that notwithstanding anything in this Agreement to the contrary, in no event shall Parent be required to consummate the Closing prior to the 60th day following the Notice Date (or such earlier date as provided by Parent to the Company in writing). The date on which the Closing actually occurs is referred to as the “Closing Date.”
1.4.   Effective Times.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Parent will cause the LLC Merger to be consummated by filing all necessary documentation, including a certificate of merger in customary form and substance (the “LLC Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the DLLCA. The LLC Merger shall become effective at the time when the LLC Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties (with the prior written consent of the Special Committee) in writing and specified in the LLC Certificate of Merger (the “LLC Merger Effective Time”).
(b)   Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Parent will cause the Company Merger to be consummated by filing all necessary documentation, including a certificate of merger in customary form and substance (the “Company Certificate of Merger”, and collectively with the LLC Certificate of Merger, the “Certificates of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the DGCL. The Company Merger shall become effective at the time when the Company Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties (with the prior written consent of the Special Committee) in writing and specified in the Company Certificate of Merger (the “Company Merger Effective Time”); provided, that the Company Merger Effective Time shall occur immediately after the LLC Merger Effective Time.
ARTICLE II
Organizational Documents of the Surviving Corporation and the Surviving LLC
2.1.   Certificate of Formation of the Surviving LLC.   At the LLC Merger Effective Time, the certificate of formation of Focus LLC as in effect immediately prior to the LLC Merger Effective Time shall remain unchanged and shall continue to be the certificate of formation of the Surviving LLC, until thereafter amended as provided therein, as provided by applicable Law and consistent with the obligations set forth in Section 6.11.

2.2.   LLCA of the Surviving LLC.   At the LLC Merger Effective Time, the limited liability company agreement of Focus LLC shall be amended and restated in its entirety to read as the limited liability company agreement of LLC Merger Sub read immediately prior to the LLC Merger Effective Time, except that references to LLC Merger Sub’s name shall be replaced with references to “Focus Financial Partners, LLC”, until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
2.3.   Certificate of Incorporation of the Surviving Corporation.   At the Company Merger Effective Time, the certificate of incorporation of Company as in effect immediately prior to the Company Merger Effective Time shall be amended and restated in its entirety to read as set forth in Exhibit C to this Agreement and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
2.4.   Bylaws of the Surviving Corporation.   At the Company Merger Effective Time, the bylaws of the Company shall be amended and restated in their entirety to read as the bylaws of Company Merger Sub read immediately prior to the Company Merger Effective Time (the “Bylaws”), until thereafter amended as provided therein, by the Charter or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
ARTICLE III
Directors and Officers of the Surviving Corporation and the Surviving LLC
3.1.   Directors of the Surviving Corporation.   At the Company Merger Effective Time, the initial directors of the Surviving Corporation will be the directors of Company Merger Sub as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
3.2.   Officers of the Surviving Corporation.   At the Company Merger Effective Time, the initial officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
3.3.   Officers of the Surviving LLC.   At the LLC Merger Effective Time, the officers of the Surviving LLC will be the officers of Focus LLC as of immediately prior to the LLC Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DLLCA and the organizational documents of the Surviving LLC.
ARTICLE IV
Effect of the Mergers; Exchange of Shares
4.1.   Rollover Shares.   Immediately prior to the Vested Units Exchanges, the Class A Rollover Shares shall be contributed, directly or indirectly, to an indirect sole owner of Parent pursuant to the terms of the Support Agreement and thereafter such Class A Rollover Shares shall be contributed indirectly to Parent.
4.2.   Effect of the Company Merger; Conversion of Securities.   Upon the terms and subject to the conditions set forth in this Agreement, at the Company Merger Effective Time, as a result of the Company Merger and without any action on the part of Parent, Company Merger Sub, the Company or the holder of any capital stock of the Company:
(a)   Merger Consideration.   Each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including, for the avoidance of doubt, each share of Class A Common Stock resulting from the exchange of Common Units (including Common Units received as a result of the conversion of Incentive Units into Common Units) for shares of Class A Common Stock in accordance with the Focus LLC Agreement and pursuant to Section 1.1), other than (i) shares of Company Stock that are to be cancelled in accordance with Section 4.2(b), (ii) the Class A

Rollover Shares, and (iii) shares of Company Stock that are issued and outstanding as of immediately prior to the Company Merger Effective Time and held by stockholders of the Company who have not voted in favor of the adoption of this Agreement (or consented thereto in writing) and who have properly demanded appraisal of such shares of Company Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL (the shares of Company Stock referred to in clause (iii), “Dissenting Shares,” and the shares of Company Stock referred to in clause (i), clause (ii) and clause (iii), collectively, “Excluded Shares”) shall be automatically converted into the right to receive $53.00 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”). At the Company Merger Effective Time, all of the shares of Class A Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 4.2(a) shall cease to be outstanding, shall be cancelled and shall cease to exist, and each share of Class A Common Stock (in each case, other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration. As of the Company Merger Effective Time, each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time shall be automatically cancelled and shall cease to exist and no payment shall be made with respect thereto, and the holders thereof shall cease to have any rights with respect thereto.
(b)   Cancellation of Certain Shares.   Any shares of Company Stock that are held by the Company as treasury stock and not held on behalf of third parties, any shares of Company Stock owned by Parent or Merger Subs and any shares of Company Stock owned by any direct or indirect wholly owned subsidiary of Parent or Merger Subs (including the Class A Rollover Shares), in each case, that are issued and outstanding immediately prior to the Company Merger Effective Time, shall, as a result of the Company Merger and without any action on the part of the holder of such shares of Company Stock, cease to be outstanding, be automatically cancelled without payment of any consideration therefor or any conversion thereof and cease to exist.
(c)   Company Merger Sub.   Each share of a class or series of capital stock, par value $0.01 per share, of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time shall, as a result of the Company Merger and without any action on the part of the holder of such shares, be converted into one share of the same class or series of capital stock, par value $0.01 per share, of the Surviving Corporation.
4.3.   Effect of the LLC Merger; Conversion of Securities.
(a)   Immediately prior to the Vested Units Exchanges, the Rollover Units shall be contributed, directly or indirectly, to Parent or one of its Affiliates pursuant to the terms of the Support Agreement.
(b)   At the LLC Merger Effective Time, except as set forth in Section 1.1(b), each Focus LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Units Exchanges, other than (i) the Rollover Units and any other Focus LLC Units owned by Parent and (ii) the Focus LLC Units owned by the Company or by any of its wholly owned Subsidiaries (the units described in clauses (i) and (ii), the “Excluded Units”), will automatically and without any action on the part of the holder thereof, be cancelled and forfeited for no consideration.
(c)   Each Excluded Unit shall remain outstanding following the LLC Merger Effective Time and the Closing.
(d)   Each limited liability company interest of LLC Merger Sub issued and outstanding immediately prior to the LLC Merger Effective Time shall, as a result of the LLC Merger and without any action on the part of the holder of such interests, be converted into one Common Unit of the Surviving LLC.
(e)   Any employment Tax withholding required in connection with unvested Common Units becoming Vested Common Units in connection with the transactions contemplated by this Agreement shall be satisfied through “net settlement” of Vested Common Units prior to any Exchanges using the Merger Consideration price in calculating the net settled amount.
4.4.   Exchange of Shares.
(a)   Appointment of Paying Agent.   Prior to the Company Merger Effective Time, Parent shall appoint the Company’s transfer agent or another bank or trust company reasonably acceptable to the

Company to serve as the paying agent (the “Paying Agent”) and shall enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.
(b)   Deposit of Merger Consideration.   At or prior to the Company Merger Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares) under Section 4.2(a) (such cash being hereinafter referred to as the “Payment Fund”); provided, that upon Parent’s written request, the Company shall, or shall cause Focus LLC to, deposit any portion of the proceeds of the Debt Financing into the Payment Fund to reduce any portion of the Merger Consideration required to be deposited by Parent pursuant to the terms hereof. The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.4, the Payment Fund shall be invested by the Paying Agent, if so directed by Parent. Any such investment, if made, must be made in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. If the Payment Fund diminishes for any reason below the level required for the Paying Agent to promptly pay the Merger Consideration in accordance herewith, including upon shares of Company Stock ceasing to qualify as Dissenting Shares, Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of shares of Company Stock to receive the Merger Consideration as provided herein. Payments to holders in respect of each Company Option shall be paid through the Company’s, the Surviving Corporation’s or any of their Subsidiaries’ applicable payroll procedures following the Company Merger Effective Time at such time as such awards are payable.
(c)   Procedures for Surrender.
(i)   With respect to shares of Company Stock held, directly or indirectly, through The Depository Trust Company (“DTC”), Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Company Merger Effective Time, upon surrender of shares of Company Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article IV.
(ii)   Upon surrender to the Paying Agent of shares of Company Stock that (A) are not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of shares of Company Stock (or such other reasonable evidence, if any, of surrender with respect to such shares of Company Stock, as the Paying Agent may reasonably request), and (B) are shares of Company Stock held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the holder of such shares of Company Stock shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Company Merger Effective Time, by wire transfer or a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.4(g)) of cash that such holder has the right to receive pursuant to Section 4.2(a).
(iii)   No interest will be paid or accrued on any amount payable upon surrender of any shares of Company Stock.

(iv)   Payment of the Merger Consideration with respect to shares of Company Stock shall only be made to the Persons in whose name such shares of Company Stock are registered in the stock transfer records of the Company.
(d)   Transfers.   From and after the Company Merger Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Stock that were outstanding immediately prior to the Company Merger Effective Time. If, after the Company Merger Effective Time, any acceptable evidence of a share of Company Stock is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately-available funds to which the holder thereof is entitled to receive as a result of the Company Merger pursuant to this Article IV.
(e)   Termination of Payment Fund.   Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of shares of Company Stock by the one-year anniversary of the Company Merger Effective Time shall be delivered to Parent or an Affiliate thereof designated by Parent. Any holder of shares of Company Stock (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to Parent for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.4(g)) upon delivery of the shares of Company Stock, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of shares of Company Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   Dissenting Shares.   Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration but instead will be entitled to only such rights as are granted by Section 262 of the DGCL. The holders of Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, unless and until such holder of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such holder’s rights to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL, or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL. If any such holder of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such right to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, such Dissenting Shares shall be deemed to have been converted into, and have become exchangeable for, as of the Company Merger Effective Time, the right to receive the Merger Consideration, without any interest thereon, and shall not thereafter be deemed to be Dissenting Shares. The Company shall (i) give Parent notice of any written demands for appraisal of shares of Company Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect to the Dissenting Shares promptly after receipt by the Company and (ii) give Parent the opportunity, at Parent’s sole expense, to participate in and direct all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Dissenting Shares. The Company shall not, except with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands. Prior to the Closing, Parent shall not, except with the prior written consent of the Company (which consent shall have been approved by the Special Committee), require the Company to make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.
(g)   Withholding Rights.   Each of Parent, the Company, Merger Subs, the Surviving Corporation and the Paying Agent (and any Affiliates and designees of the foregoing), as applicable, shall be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable pursuant to this Agreement such amounts as it reasonably determines it is required to deduct or withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable U.S. federal, state or local or non-U.S. Law. To the extent that amounts are so deducted or withheld and timely remitted to the applicable Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Except with respect to any amounts payable pursuant to Section 1.1(b) or Section 4.5 or deductions or withholdings arising under Section 4.3(e) or from any failure to provide the form described in Section 6.21(ii) for any holder of equity interests in Focus LLC that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, to the extent any Party or any of the Guarantors becomes aware of any obligation to deduct or withhold any amount from any payment hereunder with respect to any equity interests in Focus LLC, then such Person shall use commercially reasonable efforts to provide notice to the Parties as soon as reasonably practicable of the intent to deduct or withhold and the basis for such deduction or withholding, and the Parties shall, and shall cause their applicable Affiliates, permitted successors and assigns to, reasonably cooperate with one another in order to eliminate or reduce any such deduction or withholding to the extent possible, including providing a reasonable opportunity for the applicable payee to provide forms or other evidence that would mitigate, reduce or eliminate such deduction or withholding.
4.5.   Treatment of Company Equity Awards.
(a)   Treatment of Company Options.
(i)   At the Company Merger Effective Time, each then outstanding option to purchase shares of Company Stock (a “Company Option”) that is vested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time, shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the number of shares of Company Stock subject to the Company Option immediately prior to the Company Merger Effective Time multiplied by (B) the excess, if any, of (1) the Merger Consideration over (2) the exercise price per share of Company Stock of such Company Option (the “Option Consideration”). The Surviving Corporation or one of its Subsidiaries, as applicable, shall pay to the holders of such vested Company Options the cash amounts described in the immediately preceding sentence, less such amounts as are required to be withheld or deducted under the Code or any provisions of state, local or international Tax Law with respect to the making of such payment, as promptly as practicable following the Company Merger Effective Time.
(ii)   At the Company Merger Effective Time, each then outstanding Company Option that is unvested and has a per share exercise price that is less than the Merger Consideration immediately prior to the Company Merger Effective Time shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into a contingent right to receive an amount in cash, without interest (a “Contingent Cash Award”), equal to the Option Consideration with respect to such Company Option. Such Contingent Cash Award shall vest and become payable pursuant to the same vesting schedule applicable to such Company Option from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates.
(iii)   At the Company Merger Effective Time, each Company Option (whether vested or unvested) that has a per share exercise price equal to or greater than the Merger Consideration shall, automatically and without any action on the part of Parent, the Company, or the holder thereof, be cancelled for no consideration.
(b)   Treatment of Company RSUs.   At the Company Merger Effective Time, each then outstanding restricted stock unit award corresponding to shares of Company Stock (a “Company RSU”) that is unvested immediately prior to the Company Merger Effective Time shall, automatically and without any action on the part of Parent, the Company, or the holder thereof, be cancelled and converted into a Contingent Cash Award in an amount equal to the product of (A) the number of shares of Company Stock corresponding to such Company RSU immediately prior to the Company Merger Effective Time, by (B) the Merger Consideration. Such Contingent Cash Award shall vest and become payable pursuant to the same vesting schedule applicable to such Company RSU from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates.
(c)   Treatment of Company Restricted Shares.   At the Company Merger Effective Time, each then outstanding share of Company Stock subject to forfeiture, vesting or other lapse conditions (each, a “Company Restricted Share”) as of immediately prior to the Company Merger Effective Time shall, automatically and without any action on the part of Parent, the Company, or the holder thereof, be cancelled and converted into a Contingent Cash Award in an amount equal to the Merger Consideration. Such Contingent Cash Award shall vest and become payable pursuant to the same vesting schedule applicable to such Company Restricted Share from which it was converted immediately prior to the Company Merger Effective Time, subject to the holder’s continued employment with or service to Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates.
(d)   Corporate Actions. At or prior to the Company Merger Effective Time, the Company, the Company Board and the Compensation Committee of the Company, as applicable, shall adopt any resolutions and take any other actions that are necessary to effectuate the treatment of the Company Options, Company RSUs, and Company Restricted Shares pursuant to this Section 4.5, and to terminate the Company Equity Plan, such that, following the Company Merger Effective Time, there shall be no outstanding Company Options, Company RSUs, or Company Restricted Shares (whether vested or unvested). The Company shall pay or cause to be paid the amounts due pursuant to Section 4.5(a)(i).
4.6.   Adjustments to Prevent Dilution.   Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Company Merger Effective Time and termination of this Agreement in accordance with Article VIII, the number of shares of Company Stock or securities convertible or exchangeable into or exercisable for shares of Company Stock shall have been changed into a different number of shares of Company Stock or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of shares of Company Stock the same economic effect as contemplated by this Agreement prior to such event; provided that, for the avoidance of doubt, no adjustment shall be made for the issuance of Class A Common Stock upon the Vested Units Exchanges in accordance with Section 1.1 or otherwise prior to the Company Merger Effective Time in accordance with the terms of the Focus LLC Agreement; provided further that nothing in this Section 4.6 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.
ARTICLE V
Representations and Warranties
5.1.   Representations and Warranties of the Company. Except as set forth in the Company Reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from and including February 17, 2022 and publicly available prior to the date of this Agreement (including, in each case, all exhibits and schedules thereto and documents incorporated by reference therein, but excluding, in each case, any disclosures set forth in any risk factor or “forward-looking statements” section or any similar section, to the extent they are forward-looking in nature) or in the disclosure schedule delivered to Parent and Merger Subs by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosed with respect to any other section or subsection to the extent that the relevance of such item is reasonably apparent), the Company hereby represents and warrants to Parent and Merger Subs that:
(a)   Organization, Good Standing and Qualification.   The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be in good standing or have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or a similar concept) under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Capital Structure.
(i)   As of the date of this Agreement, the authorized capital stock of the Company consists of 1,500,000,000 shares of capital stock, consisting of (A) 500,000,000 shares of Class A Common Stock, (B) 500,000,000 shares of Class B Common Stock, and (C) 500,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”). As of February 24, 2023: (1) 65,944,217 shares of Class A Common Stock were issued and outstanding, (2) 11,827,321 shares of Class B Common Stock were outstanding, (3) no shares of Preferred Stock were issued and outstanding, (4) 22,849,246 Vested Focus LLC Units (including 11,827,321 Vested Common Units and 11,021,925 Vested Incentive Units and excluding, for the avoidance of doubt, Focus LLC Units held by the Company or its Subsidiaries) exchangeable for 18,260,513 shares of Class A Common Stock at a value of $53.00 per share of Class A Common Stock pursuant to the Focus LLC Agreement, were issued and outstanding, (5) 5,877,509 unvested Focus LLC Units (including 296,548 unvested Common Units and 5,580,961 unvested Incentive Units), exchangeable, which if vested, would be exchangeable for 2,122,127 shares of Class A Common Stock at a value of $53.00 per share of Class A Common Stock pursuant to the Focus LLC Agreement, were issued and outstanding, (6) 2,446,744 shares of Class A Common Stock were subject to outstanding Company Options, (7) 252,719 shares of Class A Common Stock were subject to outstanding Company RSUs and (8) no shares of Class A Common Stock and no shares of Class B Common Stock were issued and held in treasury of the Company. Since February 24, 2023, neither the Company nor Focus LLC has issued any securities (including derivative or convertible securities) except for (A) Common Units issued in exchange for Incentive Units pursuant to the Focus LLC Agreement, (B) shares of Class A Common Stock issued in exchange for Common Units and Incentive Units pursuant to the Focus LLC Agreement, (C) shares of Class A Common Stock issued as the result of the exercise of Company Options or settlement of Company RSUs or (D) any issuances permitted by Section 6.1.
(ii)   Section 5.1(b)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list as of February 24, 2023 of all outstanding Focus LLC Units, Company Options and Company RSUs granted under the Company Equity Plan or otherwise (the “Company Equity Awards”), indicating, with respect to each Company Equity Award then outstanding, the type of award granted, the number of shares of Class A Common Stock subject to such Company Equity Award, the plan under which such Company Equity Award was granted, the date of grant, the vesting schedule, any performance targets or similar conditions to the vesting, exercisability or settlement thereof, the vested status, the hurdle amount (if applicable), and in the case of any Company Option, the exercise price, expiration date, and whether such Company Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code.
(iii)   All of the outstanding shares of Company Stock are duly authorized and validly issued in accordance with the Company’s organizational documents, as applicable, and are fully paid and nonassessable. All of the outstanding shares of Company Stock have not been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. Section 5.1(b)(iii) of the Company Disclosure Schedule sets for a complete and accurate list of all of the Company’s Subsidiaries as of the date hereof. All of the issued and outstanding equity interests in each of the Company’s Subsidiaries (including Focus LLC) are authorized and validly issued in accordance with the respective organizational documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ organizational documents) and nonassessable and have not been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. As of the date hereof and the Closing Date, other than the Focus LLC Units owned by the Members other than the Company or its Subsidiaries, the Company owns, directly or indirectly, all of the outstanding equity interests in each of its Subsidiaries free and clear of all Liens other than (A) transfer restrictions imposed by federal and state securities Laws, (B) those arising under the Existing Credit Document and (C) any transfer restrictions contained in the organizational documents of the Company and its Subsidiaries.
(iv)   Except as set forth in the organizational documents of the Company and except as otherwise provided in Section 5.1(b)(i), there are no preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, phantom equity interests, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any equity interests or any securities or obligations convertible or exchangeable into or exercisable for, giving any Person a right to subscribe for or acquire or measured by reference to, any equity interests in the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding.
(v)   Neither the Company nor any of its Subsidiaries have any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the holders of equity interests in the Company or any of its Subsidiaries on any matter.
(vi)   Section 5.1(b)(vi) of the Company Disclosure Schedule sets forth a complete and accurate list as of February 24, 2023 of all voting trusts, voting proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting or registration of the shares of Company Stock or other equity interest of the Company or any of its Subsidiaries.
(vii)   Except with respect to the ownership of any equity or long-term debt securities between or among the Company or any of its Subsidiaries, none of the Company or any of its Subsidiaries owns, directly or indirectly, any equity or long-term debt securities of any Person.
(c)   Corporate Authority; Approval.
(i)   The Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to consummate the Mergers and any other transactions contemplated by this Agreement, subject only to the Requisite Company Stockholder Approvals. Except for the Requisite Company Stockholder Approvals, no other corporate action by the Company (other than, in the case of the Mergers, the filing of the Certificates of Merger and the other documents as required by DGCL with the Secretary of State of the State of Delaware) or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement and to consummate the Mergers and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Subs, constitutes a valid and binding agreement of the Company (assuming due authorization, execution and delivery by Parent and Merger Subs), enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law (the “Bankruptcy and Equity Exception”).
(ii)   The Special Committee has unanimously (A) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the

Company and the Unaffiliated Stockholders, (B) recommended that the Company Board approve and declare advisable this Agreement and the transactions contemplated hereby, including the Mergers, and determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, and (C) recommended that, subject to Company Board approval, the Company Board submit this Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of this Agreement;
(iii)   The Company Board (acting on the recommendation of the Special Committee) has by unanimous vote (A)   determined that this Agreement, the Support Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and its stockholders, including the Unaffiliated Stockholders, (B) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers, (C) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations contained herein and the consummation of the Mergers and the other transactions contemplated by this Agreement upon the terms and subject to the conditions contained herein, (D) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company, and (E) recommended that the stockholders of the Company vote in favor of the adoption of this Agreement (the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.
(d)   Governmental Filings; No Violations.
(i)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any (A) federal, state, local, municipal, foreign or other government; (B) governmental, quasi-governmental, supranational or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); (C) regulatory or self-regulatory organization (including the SEC, FINRA, Nasdaq and any other Exchange); or (D) arbitral tribunal (public or private) (each, a “Governmental Authority”) other than (1)   the filing of the Certificate of Merger and all necessary other documentation with the Secretary of State of the State of Delaware, (2) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), (3) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (4) compliance with any applicable requirements of any applicable foreign Governmental Authority as set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (5) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (6)   compliance with any applicable rules of the Nasdaq, (7) the FINRA Approvals and the State BD Approvals, (8) approvals of, or notice filings required by, applicable state mortgage licensing Laws with respect to a change in ownership or control of each Subsidiary of the Company that is licensed as a mortgage broker, lender or similar entity under applicable state Laws, (9) approvals of, or notice filings required by, applicable state insurance regulators with respect to a change in ownership or control of each Subsidiary of the Company that is licensed as an insurance agent, broker or producer under applicable state Laws, and (10) where failure to obtain such authorization or take any such action would not reasonably be expected to (x) have, individually or in the aggregate, a Material Adverse Effect or (y) prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.
(ii)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.1(d)(i) and the Permitted Holders (as defined in the Existing Credit Document) having the right or the ability by voting power, contract, or otherwise to elect or designate for election at least a majority of the board of directors of Focus LLC (or the Parent Entity (as defined in the Existing Credit Document), if applicable), upon the consummation by the Company of the transactions contemplated by this Agreement, other than the consents described in Section 6.19, require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any agreement, lease, license, contract, note, bond, mortgage, indenture, arrangement or other obligation (excluding any Benefits Plan) (each a “Contract”) binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clause (B), clause (C) and clause (D), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(e)   Company Reports; Financial Statements; Internal Controls.
(i)   The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since February 17, 2022 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment), complied in all material respects or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of each such amendment), the Company Reports did not, and any of the Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, (A) there are no outstanding or unresolved comments in comment letters with respect to the Company Reports received by the Company from the SEC staff and (B) the Company is in compliance in all material respects with the applicable listing and corporate governance requirements of Nasdaq.
(ii)   The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including policies and procedures that (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements. As of the date hereof, the Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (x) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
(iii)   There are no off-balance sheet arrangements of any type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been so described in the Company Reports.
(iv)   The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, or, in the case of consolidated financial statements included in or incorporated by reference into the Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and their consolidated statements of operations, comprehensive income, Company stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in conformity with U.S. GAAP (except, in the case of the unaudited statements, subject to normal and recurring year-end adjustments) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto.
(f)   Liabilities.   There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than
(i)   obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated balance sheet of the Company for the year ended December 31, 2022 (or any notes thereto); (ii) obligations or liabilities arising in connection with the transactions contemplated by this Agreement;
(iii)   obligations or liabilities incurred in the ordinary course of business since December 31, 2022; (iv) executory obligations arising from any Contract entered into in the ordinary course of business (none of which results from or was caused by a breach of any such Contract); and (v) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   Absence of Certain Changes.
(i)   Since December 31, 2022 through the date of this Agreement, (A) the Company and its Subsidiaries have, except in connection with the Company’s sale process, this Agreement and the transactions contemplated hereby, conducted their businesses in all material respects in the ordinary course of business and (B) there has not been any action taken by the Company or event that would have required the consent of Parent pursuant to Sections 6.1(b)(ii), 6.1(b)(v), 6.1(b)(ix), 6.1(b)(xi), 6.1(b)(xvii), 6.1(b)(xxii) or 6.1(b)(xxvii) (to the extent related to any of the foregoing) had such action or event occurred after the date of this Agreement.
(ii)   Since December 31, 2022, there has not been any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)   Litigation.
(i)   Since January 1, 2020, no civil, criminal or administrative actions, suits, claims, charges, complaints, hearings, arbitrations, investigations, enforcement actions, disciplinary actions, Orders, examinations, inquiries or proceedings before any Governmental Authority (each, an “Action”) have been commenced to which the Company or any of its Subsidiaries is a party and no Action has been commenced by any Governmental Authority against or involving the Company or its Subsidiaries or any of their respective assets or properties or directors or officers (in the case of the directors or officers, which relates to the business of the Company or applicable Subsidiary), in each case that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.
(ii)   There are no pending or, to the Knowledge of the Company, threatened Actions to which the Company or any of its Subsidiaries is a party and there are no pending or, to the Knowledge of the Company, threatened Actions by any Governmental Authority against or involving the Company or its Subsidiaries or any of their respective assets or properties or directors or officers (in the case of the directors or officers, which relates to the business of the Company or applicable Subsidiary), in each case that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.
(iii)   None of the Company or any Subsidiary is subject to any outstanding judgment, Order, writ, injunction, decree or award of any Governmental Authority, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would not reasonably be expected to prevent or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement.
(i)   Employee Benefits.
(i)   Section 5.1(i)(i) of the Company Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of all material Benefit Plans sponsored, maintained or contributed to by the Employer Entities. For purposes of this Agreement, “Benefit Plans” means all benefit and compensation plans, contracts, policies, agreements or arrangements that are sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries, including any of the Employer Entities, and covering current or former employees of any such entities, current or former officers of any such entities, current or former directors of any such entities, and current or former consultants of any such entities who are natural persons (each, a “Service Provider”), or under or with respect to which the Company or any of its Subsidiaries, including any of the Employer Entities, have any current or contingent liability or obligation (including on account of an ERISA Affiliate), in each case including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, the Company Equity Plan and all other employment, consulting (to the extent related to a natural person), retirement, termination or change in control or transaction agreements, supplemental retirement, profit sharing, deferred compensation, severance, separation pay, stock option, stock purchase, stock appreciation rights, restricted stock unit, stock-based incentive, bonus, commissions, retention, insurance, medical, welfare, fringe or other plans, contracts, policies or arrangements providing for benefits or remuneration of any kind. With respect to each material Benefit Plan listed on Section 5.1(i)(i) of the Company Disclosure Schedule, the Company has provided or made available to Parent, to the extent applicable, true and complete copies of (A) the current plan document and all material amendments thereto, (B) any related trust agreements, insurance contracts or other funding arrangements, (C) the most recent audited financial statements and actuarial or other valuation report prepared with respect thereto, if any, (D) the most recent annual reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) with respect thereto, (E) the most recent IRS determination or opinion letter and (F) all non-routine material correspondence with any Governmental Authority within the last three years.

(ii)   (A) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all Benefit Plans, other than “multiemployer plans” within the meaning of Section 3(37) of ERISA (each, a “Multiemployer Plan”), are and have been established, maintained, funded, operated and administered, in accordance with their terms and in compliance with ERISA, the Code and other applicable Laws; (B) each Benefit Plan listed on Section 5.1(i)(i) of the Company Disclosure Schedule that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances reasonably expected to adversely affect the qualification of such plan under Section 401(a) of the Code and (C) to Knowledge of the Company, each Benefit Plan not listed on Section 5.1(i)(i) of the Company Disclosure Schedule that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances reasonably expected to adversely affect the qualification of such plan under Section 401(a) of the Code.
(iii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened Actions, audits, investigations, claims (other than routine claims for benefits) or proceedings, including by a Governmental Authority, by, on behalf of, against or relating to any Benefit Plan. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company or any of its Subsidiaries or any of the Employer Entities has incurred (whether or not assessed),or is reasonably expected to incur or be subject to, any Tax or penalty under Section 4975, 4980B, 4980D, 4980H, 6721 or 6722 of the Code.
(iv)   No Benefit Plan is a Multiemployer Plan or any plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, and neither the Company nor any of the Employer Entities has any current or contingent liability or obligation under or with respect to such plans, including on account of any ERISA Affiliate. No Benefit Plan sponsored, maintained or contributed to by any of the Employer Entities is, and, to the Knowledge of the Company, no other Benefit Plan is, a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) or a plan or arrangement that provides post-employment, post- ownership, post-service or retiree health, life or other welfare benefits to any Person other than as required under Section 4980B of the Code or applicable Law for which the recipient pays the full cost of coverage.
(v)   Neither the execution of this Agreement, stockholder or other approval of this Agreement nor the consummation of the Mergers or any other transactions contemplated hereby could, whether alone or in combination with another event, (A) entitle any current or former employee or other current or former Service Provider of the Employer Entities or, to the Knowledge of the Company, of the Company or any other Subsidiaries of the Company, in each case of the foregoing to severance pay or any other payment or benefit or any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to any of the Benefit Plans listed on Section 5.1(i)(i) of the Company Disclosure Schedule or, to the Knowledge of the Company, any Benefit Plan that is not listed on Section 5.1(i)(i) of the Company Disclosure Schedule, (C) limit or restrict the right of any Employer Entities or, to the Knowledge of the Company, the Company or any other Subsidiaries of the Company, to amend or terminate any Benefit Plan or (D) result in any payment (whether in cash or property or the vesting of property) that would reasonably be expected to, individually or in combination with any other such payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code) to any current or former employee or other current or former Service Provider of the Employer Entities or, to the Knowledge of the Company, of any other Subsidiaries of the Company.

(vi)   Without limiting the generality of the foregoing, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) each Benefit Plan maintained on behalf of current or former directors, officers, managers, employees or other Service Providers who reside or work primarily outside of the United States (each, an “International Plan”) required by any applicable Law to be registered or approved by a Governmental Authority has been so registered or approved and has been maintained in good standing with the applicable Governmental Authority and (B) no unfunded or underfunded liabilities exist with respect to any International Plan. No International Plan is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA) or similar plan or arrangement.
(j)   Compliance with Laws; Company Permits.
(i)   Compliance with Laws.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2020 (A) the businesses of each of the Company and its Subsidiaries have been, and are being, conducted in compliance with applicable federal, state, local, territorial, provincial, municipal, regional, foreign or supranational laws, acts, statutes, codes, Orders, treaties and ordinances, common law, and any rules, rulings, regulations, standards, judgments, Orders, writs, injunctions, decrees, awards, arbitration awards and agency requirements of any Governmental Authority (collectively, “Laws”) and (B) neither the Company nor any of its Subsidiaries has received any written notice or written communication, or to the Knowledge of the Company, oral notice or oral communication, from any Governmental Authority that the Company, such Subsidiary or any of their respective director or officer, as applicable, is not in compliance with any applicable Law related to the business of the Company or its applicable Subsidiary or that the Company, such Subsidiary or any of their respective director or officer, as applicable, is under investigation by any Governmental Authority for potential non-compliance with any applicable Law relating to the business of the Company or applicable Subsidiary, in each case, that has not been cured as of the date of this Agreement.
(ii)   Permits.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries hold all permits, licenses, certifications, approvals, registrations, identification numbers, consents, authorizations, franchises, variances, exemptions, certificates, qualifications, grants of membership and Orders (including all product certifications) issued or granted by any Governmental Authority (the “Company Permits”) required or necessary for the Company and its Subsidiaries to use, own, occupy and operate their assets and conduct the business of the Company and its Subsidiaries. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the Company Permits are in full force and effect, (B) no written notice has been received by the Company or any of its Subsidiaries regarding any (x) violation of, or failure to comply with, any term or requirement of any Company Permit or (y) of revocation, cancellation, suspension, invalidation or termination of or refusal to renew any Company Permit, (C) there is no Action pending, or, to the Knowledge of the Company, threatened that seeks to, or, to the Knowledge of the Company, any existing condition, situation or set of circumstances that would reasonably be expected to result in, the revocation, cancellation, termination, suspension, non-renewal or adverse modification of any Company Permit and (D) no application or notice relating to a Company Permit, including in respect of any individual authorizations required by a Governmental Authority in respect of a director, officer, employee, contractor or agent of the Company or its Subsidiaries, has been refused nor has there been an indication that it would be refused if not withdrawn.
(iii)   International Trade.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its officers or directors, nor to the Knowledge of the Company, any of its Subsidiaries, employees, any agent or other third-party Representative acting on behalf of the Company or any of its Subsidiaries, is currently, or have in the last five years: (A) been a Sanctioned Person, (B) engaged in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country, (C) made or accepted any unlawful payment or given, received, offered, promised, or authorized or agreed to give or receive, any money, advantage or thing of value, directly or indirectly, to or from any employee or official of any Governmental Authority or any other Person in violation of Anti- Corruption Laws, or (D) otherwise been in violation of Sanctions, Ex-Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Controls”) or any Anti- Corruption Laws.
(iv)   Anti-Corruption.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries have received from any Governmental Authority or any Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing in each case, related to Trade Controls or Anti-Corruption Laws. The Company and its Subsidiaries have implemented, maintain in effect and enforce written policies, procedures and internal controls, including an internal accounting controls system, that are reasonably designed to prevent, deter and detect violations of applicable Trade Controls and Anti-Corruption Laws.
(v)   Insurance Contract.   Since January 1, 2020, each insurance agent, producer or broker employed by the Company or a Subsidiary of the Company at the time of soliciting, selling, negotiating or producing any insurance contract on behalf of the Company or any such Subsidiary, to the extent required by applicable Law, was, with respect to such insurance agent, producer or broker employed by a Subsidiary, duly appointed by the applicable insurance carrier, and was duly licensed as an insurance agent, broker or producer for the type of insurance contracts solicited, sold, negotiated or produced by such insurance agent, producer or broker, in each case, in the particular state in which such insurance agent, producer or broker solicited, sold, negotiated or produced such insurance contract, in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since January 1, 2020, to the extent required under applicable Law (including any state insurance Law), each applicable Subsidiary of the Company currently designates a designated responsible licensed producer in each jurisdiction where they hold an insurance agent, broker or producer license in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each officer or employee of the Company who serves as the designated responsible licensed producer thereof holds all insurance agent, broker or producer licenses required for serving in such role in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(k)   Material Contracts.
(i)   Except for Contracts (including all amendments and modifications thereto) filed as exhibits to the Company Reports as of the date of this Agreement, any Benefit Plan set forth in Section 5.1(i)(i) of the Company Disclosure Schedule, or as set forth in Section 5.1(k)(i) of the Company Disclosure Schedule, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract described by clause (A) through clause (I) of this Section 5.1(k)(i), including Contracts and all amendments and modifications thereto filed or required to be filed as exhibits to the Company Reports (a “Material Contract”):
(A)   that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);
(B)   that contains any noncompete or exclusivity provisions to which the Company or any of its Subsidiaries is subject that would, after the Company Merger Effective Time, materially restrict the ability of Parent or any of its Subsidiaries (other than the Company or any of its Subsidiaries) to compete in any line of business or geographic area;
(C)   that provides for a material partnership, joint venture, collaboration or similar material arrangement (other than agreement entered into between the Company or any its Subsidiaries, on the one hand, and another Subsidiary of the Company, on the other hand);
(D)   that is (1) an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other agreement providing for or guaranteeing Indebtedness of any Person in excess of $1.5 million, except for any Contract solely among or between the Company and any of its wholly-owned Subsidiaries, or (2) a hedging, derivative, swaps or other similar Contract;
(E)   that relates to a closed acquisition or disposition of any Person, business, assets (other than client lists) or real property (whether by merger, sale of stock, sale of assets or otherwise) and includes a deferred payment obligation (not including “earnouts” or other contingent payments) of the Company and its Subsidiaries in excess of $500,000 that has not been satisfied in full;
(F)   that is a settlement agreement that (1) requires payment by the Company or any of its Subsidiaries after the date hereof in excess of $500,000 or (2) imposes non-monetary obligations or restrictions on the Company or any of its Subsidiaries after the date of this Agreement which obligations or restrictions would apply to Parent or its Affiliates (including the Company and its Subsidiaries) following the Closing;
(G)   relating to a pending acquisition or disposition of any Person, business, assets or real property (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or acquisition or disposition agreement and having an upfront purchase price in excess of $10 million;
(H)   (1) pursuant to which the Company licenses or grants rights to any Person, or licenses or receives a grant of right from any Person with respect to any material Intellectual Property Right (other than non-exclusive licenses for commercially available off-the-shelf software licensed or procured for aggregate fees of $1 million or less), (2) pursuant to which a Person has developed or been engaged to develop any material Intellectual Property Rights for the Company (other than Contracts with employees or independent contractors pursuant to which Intellectual Property Rights are assigned to the Company on standard forms of agreement entered into in the ordinary course of business), or (3) entered into to settle or resolve any material Intellectual Property Right-related dispute or otherwise affecting the Company’s or any of its Subsidiaries right to use or enforce any material Owned IP, including settlement agreements, coexistence agreements, covenant not to sue agreements, and consent to use agreements; or
(I)   that is a management agreement between one or more Subsidiaries of the Company and one or more management companies (including any principals of any such management company) (a “Management Agreement”) (i) pursuant to which management services are provided to such Company Subsidiary and (ii) that was one of the top 20 largest sources of revenue for the Company and its Subsidiaries, based on the amounts paid or payable pursuant to such Management Agreement during the 2022 fiscal year.
(ii)   The Company has made available to Parent prior to the date of this Agreement accurate and complete copies of all written Material Contracts required to be identified in Section 5.1(k)(i) of the Company Disclosure Schedule, including all amendments thereto, as in effect as of the date of this Agreement.
(iii)   As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is a valid and binding agreement of the Company or any of its Subsidiaries party thereto, enforceable against the Company or any of its Subsidiaries and, to the Knowledge of the Company, each other party thereto in accordance with its terms, and is in full force and effect, subject in each case to the Bankruptcy and Equity Exception (and subject to the termination or expiration of any such Material Contract after the date of this Agreement in accordance with its terms). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries and, to the Knowledge of the Company, as of the date of this Agreement, no other party thereto is (or with or without notice or lapse of time would be) in default or breach under the terms of any such Material Contract and no event has occurred (with respect to defaults or breaches by any other party thereto, to the Knowledge of the Company, as of the date of this Agreement) that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute such a violation or breach, (B) give any Person the right to accelerate the maturity or performance of any Material Contract or (C) give any Person the right to cancel, terminate or modify in a manner adverse to the Company any Material Contract.
(l)   Real Property.
(i)   Title to Real Property; Liens.
(A)   Leased Real Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (1) the Company or its applicable Subsidiary has a valid leasehold interest in all Leased Real Property that is material to the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except Permitted Liens; (2) there exists no default or event of default under any of the Real Property Leases that are material to the Company and its Subsidiaries, taken as a whole, (or any event that with notice or lapse of time or both would become a default) on the part of the Company or any of its Subsidiaries (as applicable) or, to the Knowledge of the Company, as of the date of this Agreement, any other party thereto and (3) the Company or its applicable Subsidiary has not subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property that is material to the Company and its Subsidiaries, taken as a whole, or any portion thereof;
(B)   Owned Real Property. No real property is owned by the Company as of the date of this Agreement.
(m)   Takeover Statutes.   Assuming the accuracy of the representations and warranties of Parent and Merger Subs made in Section 5.2(f), the restrictions of Section 203 of the DGCL or of any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover Law (each, a “Takeover Law”) or any anti-takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) shall not apply to the Company, Parent, Merger Subs, the Rollover Stockholders, the shares of Company Stock, this Agreement, the Support Agreement, the Mergers or any other transactions contemplated by this Agreement. There is no stockholder rights plan or “poison pill” anti-takeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound. The Company Board or the Special Committee has adopted such resolutions and taken all actions so that Parent and the Rollover Stockholders will not be prohibited from entering into or consummating a “business combination” with the Company as an “interested stockholder” (in each case as such term is used in the Company’s certificate of incorporation) as a result of the execution of this Agreement, the Support Agreement, the Mergers or the consummation of the other transactions in the manner contemplated by this Agreement.
(n)   Environmental Matters.   Each of the Company and its Subsidiaries is, and since January 1, 2020, has been, in compliance with all applicable Environmental Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries possesses and maintains, and is, and since January 1, 2020 has been, in compliance with all Company Permits required under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have received any written claim, notice of violation, citation, directive, Order, report or other information since January 1, 2020 concerning any actual violation or alleged violation of, or liability under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no Actions, suits or proceedings pending or, to the Knowledge of the Company, threatened concerning compliance by the Company or any of its Subsidiaries with, or liability of the Company or any of its Subsidiaries under, any Environmental Law except for matters that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any Order, decree, injunction or other binding agreement with any Person (including any Governmental Authority) concerning liability or obligations under any Environmental Law that would result in liabilities under applicable Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have treated, stored disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, sold, exposed any Person to or released any Hazardous Substances, or owned or operated any property or facility which is or has been contaminated by any Hazardous Substances, in each case as would require the Company or its Subsidiaries to report, investigate, remediate, correct (or otherwise respond to), or result in liabilities under Environmental Laws, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have assumed, undertaken, provided an indemnity with respect to or, to the Knowledge of the Company, otherwise become subject to any liability of any other Person relating to Environmental Laws or Hazardous Substances, other than as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has furnished to Parent all environmental audits, assessments and reports and other material environmental, health or safety documents relating to the current or former properties, facilities or operations of the Company and any of its Subsidiaries, in each case which are in the possession or under the reasonable control of the Company.
(o)   Taxes.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(i)   The Company and each of its Subsidiaries (A) has duly and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by it, and each such filed Tax Returns is true, correct and complete, (B) has paid all Taxes that are required to be paid by it (whether or not shown as due on such Tax Returns) and (C) has complied with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes by it and related information reporting requirements with respect to amounts owing to or from any of its employees, creditors, customers, or other third parties. The most recent financial statements contained in the Company Reports reflect an adequate reserve (in accordance with GAAP) for all Taxes accrued but not then payable by the Company and its Subsidiaries through the date of such financial statements.
(ii)   There are no Tax Liens upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens described in clause (a) of the definition thereof.
(iii)   No deficiency for any amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part.
(iv)   (A) There are no audits, suits, claims, examinations, investigations, or other proceedings in respect of Taxes or Tax matters pending or threatened in writing against the Company or any of its Subsidiaries and (B) with respect to any Tax years open for audit as of the date hereof, neither the Company nor any of its Subsidiaries has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax, other than any such waiver or extension that is automatic or automatically granted.
(v)   Neither the Company nor any Subsidiary (A) has any liability for the payment of any Tax imposed on any other Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any analogous or similar provision of U.S. state or local or non-U.S. Tax Law; (B) has liability as a transferee, successor or otherwise by operation of Law for Taxes of any other Person (other than the Company or any of its Subsidiaries) or (C) is a party to any Tax sharing, allocation or indemnification agreement other than (1) any agreement or arrangement solely among the Company and its Subsidiaries, or (2) any Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax.
(vi)   In the last two years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of U.S. state, or local Law).

(vii)   Neither the Company nor any of its Subsidiaries has “participated” in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of U.S. state, or local Law).
(viii)   No written claim has been made within the past three (3) years by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns or pay Taxes that the Company or any of its Subsidiaries is or may become subject to taxation, or required to file any Tax Return in, that jurisdiction.
(ix)   There are no adjustments under Section 481 of the Code (or any analogous or similar provision of U.S. state, or local or non-U.S. Tax Law) that are required to be taken into account by the Company or any of its Subsidiaries in any taxable period (or portion thereof) ending after the Closing Date by reason of a change in method of accounting in any taxable period (or portion thereof) ending on or before the Closing Date.
(x)   For U.S. federal income tax purposes, (A) the Company is and has since formation been properly classified as a corporation and (B) each of Focus LLC and Focus Operating, LLC is properly classified as a partnership and since formation has been properly classified as a partnership or a disregarded entity. No election is pending to change any such classification.
(p)   Labor Matters.
(i)   The Company and its Subsidiaries are neither party to, nor bound by, any Contract that is a collective bargaining agreement or other Contract with any labor union, works council or similar labor organization representing employees (each a “Labor Agreement”) and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council, or similar labor organization. Since January 1, 2020, no labor union, works council, other similar labor organization, or group of employees of the Company or any of its Subsidiaries has made a demand for recognition or certification of a labor union or other labor organization as the collective bargaining representative of any employees of the Company or its Subsidiaries, and there are no representation or certification proceedings presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority with respect to such employees. To the Knowledge of the Company, since January 1, 2020, there have been no labor organizing activities with respect to employees of the Company or any of its Subsidiaries. Since January 1, 2020, there have been no unfair labor practice charges, material labor grievances, labor arbitrations, strikes, slowdowns, work stoppages, picketing, handbilling, lockouts or other material labor disputes pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries. With respect to the transactions contemplated by this Agreement, the Company and its Subsidiaries have satisfied in all material respects any notice, consultation or bargaining obligations owed to their employees or their employees’ representatives under applicable Law, Labor Agreement or other Contract.
(ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are, and since January 1, 2020, have been, in compliance with all applicable Laws respecting labor, employment and fair employment practices (including equal employment opportunity Laws), including all Laws respecting terms and conditions of employment, occupational safety and health, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), harassment, discrimination, retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws (“WARN Act”)), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action, shifts organization (including meal and rest breaks), overtime and unemployment insurance.
(iii)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have investigated all sexual harassment or other discrimination or retaliation allegations that have been reported through the Company’s or any Subsidiary’s complaint procedures or of which the Company has Knowledge. With respect to each such allegation with potential merit, the Company and its Subsidiaries have taken corrective action that is reasonably calculated to prevent further improper action. The Company and its Subsidiaries are not aware of allegations relating to officers, directors, employees, contractors, or agents of the Company and its Subsidiaries, that, if known to the public, would reasonably be expected to have a Material Adverse Effect.
(iv)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, no current or former officer, principal, manager, employee, or independent contractor of the Company or any of its Subsidiaries is in any respect in violation of any term of any nondisclosure agreement or obligation, noncompetition agreement, nonsolicitation agreement or restrictive covenant obligation (A) owed to the Company or any of its Subsidiaries or (B) owed to any third party with respect to such person’s right to be employed or engaged by the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2020, there has been no (1) claim by or on behalf of any current or former officer, principal, manager, employee or independent contractor of the Company or any of its Subsidiaries or pending or, to the Knowledge of the Company, threatened asserting that any such obligation to the Company or any of its Subsidiaries is unenforceable, or (2) Order ruling that any such obligation to the Company or any of its Subsidiaries is unenforceable.
(q)   Intellectual Property.
(i)   Section 5.1(q)(i) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date hereof, of all Registered Intellectual Property. Except as has not had, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, all items of material Registered Intellectual Property and material Owned IP are exclusively owned by the Company or a Subsidiary thereof, as applicable, and the Company or a Subsidiary thereof has a valid and sufficient license to all material Business IP, in each case, free and clear of all Liens other than Permitted Liens, and to the extent issued or registered, all such Registered Intellectual Property is subsisting and, to the Knowledge of the Company, valid and enforceable. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and to the Knowledge of the Company, the Company and its Subsidiaries have taken commercially reasonable steps to protect and preserve the rights of the Company and its Subsidiaries in its confidential information, confidential proprietary information, including financial and business information and client Protected Information (“Confidential Information”) and trade secrets that they reasonably wish to protect and preserve.
(ii)   To the Knowledge of the Company, the Company and its Subsidiaries (A) have not since January 1, 2020 infringed, misappropriated or otherwise violated, and do not currently infringe, misappropriate or otherwise violate, the Intellectual Property Rights of any third party or (B) are not party to any Action alleging, and have not since January 1, 2020, sent or received any written notices of any infringement or misappropriation with, any Intellectual Property Rights by, from or to any third party, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Action is or, since January 1, 2020, has been pending or threatened in writing that challenges the legality, validity, enforceability, use or ownership of any Intellectual Property Rights owned by the Company or any of its Subsidiaries, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since January 1, 2020, to the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated or currently infringes, misappropriates or otherwise violates any Intellectual Property Rights owned by the Company or any of its Subsidiaries, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(iii)   Except as (x) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (y) as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule, the Company is, and its Subsidiaries are, and have since January 1, 2020 been, in compliance with the Company’s and its Subsidiaries’ policies, Contracts (to the extent relating to data privacy or data security), and all applicable Laws relating to data privacy or data security (“Data Security Requirements”). To the Knowledge of the Company, since January 1, 2020, except as (i) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule, there has been no unauthorized access or Processing of or to any Company System, or any unauthorized use, disclosure, losses or theft of, or security breaches relating to, Protected Information received, or transmitted, by, or in the possession, custody or control of any the Company or its commercial clients (“Security Incident”). Except as (A) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (B) as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule: (A) Since January 1, 2020, the Company and its Subsidiaries have not (and have not been required to) notified any Person of any Security Incident; (B) To the Knowledge of the Company, the transactions contemplated by this Agreement do not and will not violate or breach any Data Security Requirement; (C) The Company and its Subsidiaries maintain commercially reasonable policies, procedures and rules regarding data Processing, privacy, protection, and security;
(D)   The Company Systems are sufficient for the current operations of the business of the Company and its Subsidiaries; and (E) The Company and its Subsidiaries have: (1) taken commercially reasonable measures to protect the integrity of the Company Systems, and (2) implemented, maintained, and tested commercially reasonable disaster recovery procedures for the business and all data material to the business of the Company or any of its Subsidiaries have been regularly backed-up in an encrypted manner and tested for restoration.
(iv)   The Company and each of its Subsidiaries have taken commercially reasonable steps to protect, preserve and maintain the Owned IP, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of the Company, no trade secrets or Confidential Information included in the Owned IP has been Processed (or authorized to be Processed) by or to any third party other than pursuant to a written confidentiality agreement entered into in the ordinary course of business. Each Person that has had or currently has access to any such trade secrets or Confidential Information is subject to appropriate written obligations regarding confidentiality and non- disclosure of such trade secrets or Confidential Information, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor to Knowledge of the Company, other Person is in breach of any Contract referenced in this Section, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(r)   Insurance.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all fire and casualty, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies (“Insurance Policies”) maintained by the Company or any of its Subsidiaries are in full force and effect and all premiums due with respect to all Insurance Policies have been paid, and neither the Company nor any Subsidiary has taken any action or failed to take any action that, with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(s)   Fairness Opinion.
(i)   The Special Committee has received the opinion of its outside financial advisor, Goldman Sachs & Co. LLC, to the effect that, as of the date of such opinion and subject to the assumptions, limitations, qualifications and other matters considered in the preparation thereof, the Merger Consideration to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to this Agreement is fair from a financial point of view to such holders, and as of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.

(ii)   The Special Committee has received the opinion of its outside financial advisor, Jefferies LLC, to the effect that, as of the date of such opinion and based on and subject to the assumptions, qualifications, limitations and other matters considered in the preparation thereof, the Merger Consideration to be received by the holders of shares of Class A Common Stock that are Unaffiliated Stockholders pursuant to this Agreement is fair, from a financial point of view, to such holders, and as of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.
(t)   Information Supplied.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in a Proxy Statement or the Schedule 13e-3 nor any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(u)   Brokers and Finders.   Except for the Company’s obligations to Goldman Sachs & Co., LLC and Jefferies LLC, no broker, investment banker, financial advisor or other Person is entitled to any brokerage, finders’, financial advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Merger, based upon arrangements made by or on behalf of the Company or any Subsidiary of the Company.
(v)   Affiliate Transactions.   To the Knowledge of the Company, since December 31, 2022, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in the Company Reports filed prior to the date hereof, in each case, other than any such transactions, or series of related transactions, agreements, arrangements or understandings with the Rollover Stockholders or their respective Affiliates.
(w)   Existing Credit Document.   Without giving effect to the transactions contemplated by this Agreement, (i) as of the date of this Agreement, no Default or Event of Default has occurred and is continuing under the Existing Credit Document; and (ii) as of immediately prior to the Company Merger Effective Time, there shall be no Default or Event of Default that has occurred and is continuing under the Existing Credit Document.
(x)   ERISA Plan Asset Matters.
(i)   To the Knowledge of the Company, none of the Company, any of its Subsidiaries or, other than as set forth on Section 5.1(x)(i) of the Company Disclosure Schedule, any Private Fund holds “plan assets” of any “benefit plan investor” within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (“Plan Assets”), or the assets of any employee benefit plan or arrangement that is subject to any federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”). To the Knowledge of the Company, all Private Funds which are deemed to hold Plan Assets or assets subject to Similar Law have been operated to comply with such applicable Laws, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii)   Each of the Company and any of its Subsidiaries that provides (or has within the past six years provided) services to any (A) “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA, (B) “plan” as defined in and subject to Section 4975 of the Code, or (C) entity, account or other arrangement the assets of which are deemed to include Plan Assets of such “employee benefit plan” or other ”plan” (each, hereafter an “ERISA Client”) has provided such services: (i) in compliance in all material respects with the applicable requirements of ERISA and Section 4975 of the Code, and the rules and regulations thereunder; and (ii) has not engaged in or caused an ERISA Client to engage in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code in each case, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and any of its Subsidiaries that provides, or in the past six years has provided, any services to any “governmental plan” (as defined in Section 3(32) of ERISA) or any other plan, account or arrangement that is subject to Similar Law (each such plan, account and arrangement referred to as a Plan, and together with ERISA Clients “Plan Clients”), has provided such services in compliance in all material respects with any applicable Similar Law, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Knowledge of the Company, each Subsidiary that provides services to any ERISA Client (other than an ERISA Client that is an “individual retirement account” described in Section 408(a) of the Code) qualifies as a qualified professional asset manager (as such term is used in Prohibited Transaction Class Exemption 84-14, as amended) (the “QPAM Exemption”) or is able to reply on another applicable Prohibited Transaction Exemption, as necessary. None of the Company or, to the Knowledge of the Company, any of its affiliates (as defined in the QPAM Exemption), has engaged in activity that would result in the inability of it or, after the transactions contemplated under this Agreement, Parent or any of its affiliates (as defined in the QPAM Exemption), to rely upon the QPAM Exemption.
(iii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries is, or has in the last six years been, the subject of any audit, proceeding, penalty or enforcement by the U.S. Department of Labor or any other Governmental Authority in connection with any services provided by the Company or a Subsidiary to any Plan Client or any transaction relating to any Plan Client.
(y)   General Regulatory Compliance.
(i)   Except as set forth on Section 5.1(y)(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries holds, directly or indirectly, any ownership in, or is or is required to be registered, licensed, or qualified as, a bank, insured depository institution, credit union, trust company, money services business, investment company, investment adviser, broker-dealer, commodity broker-dealer, commodity pool operator, commodity trading adviser, futures commission merchant, swap execution facility, transfer agent, real estate broker, introducing broker, municipal advisor, insurance company, insurance agency or producer, insurance broker or municipal securities dealer except where such failure to be so registered, licensed, or qualified has not had and would not reasonable be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice concerning any material failure to obtain any such registration, license or qualification. Except as set forth in Section 5.1(y)(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries provides services to any non-U.S. Person or any Person outside the U.S. in a manner or to an extent that requires registration in any such jurisdiction except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent a list of all material customer complaints received by the Company or, to the Knowledge of the Company, any of the Company’s Subsidiaries during the past three (3) years.
(ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, during the past three (3) years, each BD Subsidiary, RIA Subsidiary, CPO Subsidiary and CTA Subsidiary has timely filed all Filings, paid all fees and assessments due and payable in connection therewith, and has maintained within its records a timely updated version thereof in accordance with SEC, FINRA, CFTC or NFA requirements, as applicable, or other applicable Law and, at the time of filing each such Filing, such Filing (A) was materially accurate and correct and complied in all material respects with all applicable Laws, and (B) with respect to any Form BD, Form ADV or NFA Form 7-R, contained no untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of the Company there are no unresolved SEC, FINRA, CFTC, NFA or other Governmental Authority comments with respect to any Filing required under the Exchange Act, the Investment Advisers Act, the Commodity Exchange Act or FINRA or NFA rules or by-laws or any other applicable Law except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the RIA Subsidiaries has delivered or made available Part 2 of its Form ADV and its Form

CRS, as applicable, to those Advisory Clients to whom such delivery or offer is required under the Investment Advisers Act or other applicable Law except where the failure to deliver or make such documents available has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the BD Subsidiaries has delivered or made available its Form CRS to those Brokerage Clients to whom such delivery or offer is required under the Exchange Act or other applicable Law except where the failure to deliver or make such documents available has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(iii)   Except for examinations conducted by the SEC, FINRA, the CFTC, NFA or any other Governmental Authority in the ordinary course of the business of the BD Subsidiaries, RIA Subsidiaries, Private Funds, CPO Subsidiaries and CTA Subsidiary no Governmental Authority has, within the three (3) years preceding the date hereof, formally initiated any administrative proceeding, or material investigation into the business or operations of any BD Subsidiary, RIA Subsidiary, Private Fund, CPO Subsidiary or CTA Subsidiary, sent any BD Subsidiary, RIA Subsidiary, Private Fund, CPO Subsidiary or CTA Subsidiary a written “Wells Notice”, other written indication of the commencement of an enforcement action from the SEC, FINRA, the CFTC, NFA or any other Governmental Authority, or other formal notice alleging any material noncompliance with any applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had an would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, during the three (3) years preceding the date hereof, no BD Subsidiary, RIA Subsidiary, Private Fund, CPO Subsidiary or CTA Subsidiary has (A) settled any claim or proceeding of the SEC, FINRA, the CFTC, NFA or any other Governmental Authority, (B) had an Order entered against such Person under any applicable Law, (C) been subject to any cease and desist, censure or other disciplinary or similar order issued by any Governmental Authority, (D) been a party to any material written agreement, consent agreement, memorandum of understanding or disciplinary agreement with any Governmental Authority, or (E) been a recipient of any material supervisory letter from any Governmental Authority.
(iv)   With respect to any material written report of examination (including any deficiency letter), inspection or investigation of any BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary issued by any Governmental Authority during the past three (3) years, to the Knowledge of the Company, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect no Governmental Authority has informed such BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary and no BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary is otherwise aware that (A) any material deficiencies or violations noted in such examination, inspection or investigation has not been resolved to the satisfaction of such Governmental Authority or (B) that such Governmental Authority intends to take further action on any such matter. A copy of all reports or correspondence or similar documents summarizing the results of any inspection of any BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary by the SEC, FINRA, the CFTC, NFA or any other Governmental Authority (including any deficiency letter) conducted during the past three (3) years have been made available to Parent.
(v)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and to the Knowledge of the Company, each of the BD Subsidiaries’, RIA Subsidiaries’, CPO Subsidiaries’ and CTA Subsidiary’s members, directors, officers, employees, independent contractors, agents and representatives who are required to be registered, licensed or qualified as (A) an “investment adviser representative” (as such term is defined in Rule 203A-3 under the Investment Advisers Act) of a RIA Subsidiary (a “RIA Associated Person”), (B) a “principal” (as such term is defined in FINRA Rule 1021), a “representative” (as such term is defined in FINRA Rule 1031), or an ”associated person” (within the meaning of section 3(a)(18) of the Exchange Act) of a BD Subsidiary (each, a “BD Associated Person”), or (C) an “associated person” (as such term is defined in CFTC Regulation 1.3) or a “principal” (as such term is defined in CFTC Regulation 3.1) of the CTA Subsidiary or a CPO Subsidiary (each, a “CFTC Associated Person”), or in any similar capacity, in each case, with any Governmental Authority (x) is duly and properly registered, licensed or qualified as such, (y) has been so registered, licensed or qualified at all times while employed or engaged by the relevant BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary (as applicable), and (z) such licenses are in full force and effect with the applicable Governmental Authority and under applicable Law, or are in the process of being registered as such within the time periods required by applicable Law.
(vi)   To the Knowledge of the Company, none of its RIA Subsidiaries has accepted any advisory fees from a “government entity” after such RIA Subsidiary or any “covered associate” of such RIA Subsidiary had made a “contribution” or “coordinated” or “solicited” a “contribution” to an “official” of that “government entity” (as such terms are defined in Rule 206(4)-5 under the Investment Advisers Act).
(vii)   To the Knowledge of the Company, there are no no-action letters or exemptive orders or similar regulatory relief issued to the Company, its Subsidiaries, any Private Fund or any Registered Fund that it continues to rely upon in its respective business as conducted on the date hereof.
(viii)   To the Knowledge of the Company, none of the Company, its Subsidiaries, the Private Funds or any of their respective general partners or managing members, or, any of their respective directors, executive officers, or other officers that would participate in an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act (A) is subject to any of the “bad actor” disqualifications described in Rule 506(d) (1) under the Securities Act (“Disqualification Events”) or (B) under any pending or threatened, proceedings or investigation that could result in a Disqualification Event.
(ix)   Each of the RIA Subsidiaries has designated and approved an appropriate chief compliance officer in accordance with Rule 206(4)-7 under the Investment Advisers Act except where the failure to so designate and approve such chief compliance officer has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the RIA Subsidiaries, BD Subsidiaries, CPO Subsidiaries and the CTA Subsidiary has established, adopted, maintained, had in effect, and, to the Knowledge of the Company, at all times during the three (3) years preceding the date hereof, each RIA Subsidiary and each of its RIA Associated Persons, each BD Subsidiary and each of its BD Associated Persons, each CPO Subsidiary and CTA Subsidiary and each of their CFTC Associated Persons, and each of their respective employees subject thereto have been in compliance in all material respects with, all written policies and procedures reasonably designed to ensure compliance with applicable Law (including, without limitation, FINRA Rules 3110, 3120 and 3130, Rule 206(4)-7 under the Investment Advisers Act and NFA Rule 2-9, as applicable) complete and correct copies of which (including any required reports (including, as applicable, those required under FINRA Rule 3130) prepared by each BD Subsidiary, RIA Subsidiary, CPO Subsidiary or CTA Subsidiary thereunder during the three (3) years preceding the date hereof relating to compliance by the BD Associated Persons, BD Subsidiaries, RIA Associated Persons, RIA Subsidiaries, CFTC Associated Persons, CPO Subsidiaries, the CTA Subsidiary and each of their respective employees subject thereto) have been provided to Parent. To the Knowledge of the Company, each of the BD Subsidiaries, RIA Subsidiaries, CPO Subsidiaries and the CTA Subsidiary have maintained all material records relating to their respective business as a broker-dealer, investment adviser, commodity pool operator or commodity trading advisor as are required to be maintained under the Investment Advisers Act, the Exchange Act, the Commodity Exchange Act or FINRA or NFA rules and by-laws and all other applicable Laws except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(z)   Broker-Dealer Matters.
(i)   Neither the Company nor any of its Subsidiaries other than the BD Subsidiaries (each of which is set forth in Section 5.1(z)(i) of the Company Disclosure Schedule) meets the definition of “broker” or “dealer” under the Exchange Act or is registered or required to be registered as a broker or dealer under the Exchange Act or other applicable Laws in any non-U.S. jurisdictions. Each of the BD Subsidiaries is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as a broker-dealer with the SEC under the Exchange Act and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification, duly registered with the Security Investors Protection Corporation, a member in good standing of FINRA and in compliance with its broker-dealer Membership Agreement with FINRA except where the failure to be so registered, licensed and qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business undertaken by each of the BD Subsidiaries is limited to those permitted under its FINRA Membership Agreement and Form BD. Each BD Subsidiary’s registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification.
(ii)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no BD Associated Person, the Company or any of its Subsidiaries (or any “control affiliate” of a BD Subsidiary (as defined in Form BD)) or, to the Company’s knowledge, any of their members, directors, officers, employees, agents, associated persons or representatives are or have been the subject of any Action, Order or other event or circumstance that is required to be disclosed on the Form BD (including, for the avoidance of doubt, any affirmative response to any question in Item 11 thereof) of any of the BD Subsidiaries or any Forms U-4 or U-5, that are not so disclosed on the relevant current Form BD or current Forms U-4 or U-5. None of the Company, or to the Company’s Knowledge, any of its BD Subsidiaries or any BD Associated Person or any of their respective members, directors, officers, employees, agents, associated persons or representatives (during the term of such Person’s employment or engagement by such Person or while acting as an agent or representative of such Person), is or has been (A) ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the Exchange Act, (B) subject to “statutory disqualification” within the meaning of Section 3(a) (39) of the Exchange Act, “heightened supervision” under the rules of FINRA, “bad actor disqualification” described in Rule 506(d) of the Securities Act, or any other restriction on activities or future activities as a broker-dealer or an associated person of a broker-dealer under applicable Law, (C) subject to any Order that enjoins such Person from engaging in or continuing any conduct or practice in connection with any activity involving or in connection with the purchase or sale of any security, or (D) subject to any disqualification that would be a basis for censure or denial, suspension or revocation of any BD Subsidiary’s Membership Agreement with FINRA or registration as a broker-dealer under Section 15 of the Exchange Act. There is no Action with respect to a BD Subsidiary or a BD Associated Person pending or, to the Company’s Knowledge, threatened, that would reasonably be expected to result in the occurrence of any of the circumstances set forth in the immediately preceding sentence or any BD Subsidiary having its authorization to conduct business as a broker-dealer denied, suspended, revoked or restricted.
(iii)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the BD Subsidiaries maintains, and, at all times during the past three (3) years, has maintained (A) an amount of “net capital” in compliance with the net capital requirements for brokers or dealers registered, licensed or qualified as a broker-dealer under the Exchange Act (as determined in accordance with Rule 15c3-1 under the Exchange Act), (B) such additional amounts, if any, required by (or as agreed with) FINRA and any other Governmental Authority and (C) an amount sufficient to ensure that it has not been required to file notice under Rule 17a-11 under the Exchange Act. As of the date hereof, no BD Subsidiary has entered into any agreement or arrangement with any Governmental Authority to increase the amount of regulatory capital it is required to maintain above the amount required to be maintained under Rule 15c3-1 under the Exchange Act. As of the date hereof, none of the BD Subsidiaries has an aggregate indebtedness (computed in accordance with Rule 15c3-1 under the Exchange Act) that exceeds 1,500% of its net capital.
(iv)   The receipt of any compensation or payments by each of the BD Subsidiaries under a placement agreement or similar arrangement, 12b-1 Plan or any other solicitation, distribution or revenue sharing arrangement complies in all material respects with applicable Law (including Rule 206(4)-1 under the Investment Advisers Act), and has been disclosed to all applicable Advisory

Clients and Brokerage Clients, as required by applicable Law except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(v)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect each of the BD Subsidiaries that has a cash sweep program or arrangement (a “Cash Sweep Program”) has received written affirmative consent from each of its Brokerage Clients as required under Exchange Act Rule 15c3-3(j)(2)(ii), including notification of the general terms and conditions of the products available through the Cash Sweep Program and that the products available to Brokerage Clients under the Cash Sweep Program may change, and such BD Subsidiary and its applicable Affiliates has conducted its Cash Sweep Program in accordance with applicable Laws.
(vi)   With respect to any margin or options accounts provided to any of the BD Subsidiaries’ Brokerage Clients, such BD Subsidiary is, and at all times during the three (3) years preceding the date hereof has been, in compliance in all material respects with FINRA Rule 2360 except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No BD Subsidiary receives any payment for order flows.
(aa)   Investment Adviser Matters.
(i)   Neither the Company nor any of its Subsidiaries other than the RIA Subsidiaries (each of which are set forth in Section 5.1(aa)(i) of the Company Disclosure Schedule) meets the definition of “investment adviser” under the Investment Advisers Act or is registered or required to be registered as an investment adviser with the SEC or the securities commission of any state. Each of the RIA Subsidiaries is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as an investment adviser with the SEC under the Investment Advisers Act, and except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification and has made notice filings in each state in which such filings are required to be made under applicable Law. Each such registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s Knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii)   To the Knowledge of the Company, no RIA Subsidiary and no RIA Associated Persons or other Person “associated” (as defined in the Investment Advisers Act) with any RIA, is ineligible or disqualified (or has been convicted of any crime, or is or has been subject to, any disqualification that would be a basis for a determination of ineligibility or disqualification) (A) pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as a registered investment adviser or Person “associated” (as defined in the Investment Advisers Act) with a registered investment adviser or subject to disqualification under Rule 206(4)-3 under the Investment Advisers Act or (B) pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser (or in any other capacity contemplated by the Investment Company Act) to a registered investment company. To the Knowledge of the Company, within the past three (3) years, no RIA Subsidiary has received any written notice from any Governmental Authority alleging any such ineligibility or disqualification and no Actions are pending or threatened that would reasonably be expected to result in any such ineligibility or disqualification.
(iii)   Except with respect to such Private Funds and Registered Funds, each of which is set out in Section 5.1(d) of the Company Disclosure Schedule, no RIA Subsidiary acts as investment adviser, general partner, managing member, sponsor, commodity pool operator or commodity trading advisor to any other pooled investment vehicle on the date hereof.
(iv)   To the Knowledge of the Company, none of the RIA Subsidiaries engage, and have not in the past three (3) years engaged, in any purchase, sale, lending, or borrowing transactions with an Advisory Client as a principal, agent, lender or borrower, as applicable in violation of Rule 206(3) under the Investment Advisers Act.

(v)   Each of the RIA Subsidiaries has implemented policies and procedures reasonably designed to satisfy its duty to seek “best execution” (as such term is understood under the Investment Advisers Act) for each Advisory Client for which it exercises trading discretion, as applicable. The receipt of all soft dollar brokerage and research services by any of the RIA Subsidiaries qualify for the safe harbor afforded by Section 28(e) of the Exchange Act and each such RIA Subsidiary has complied in all material respects with related disclosure requirements except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. With respect to any “wrap fee program” (as defined under Rule 204-3(f) of the Investment Advisers Act), model portfolio or similar program sponsored or offered by the Company, such program complies in all material respects with the requirements of the Investment Advisers Act, the Investment Company Act (including the safe harbor provisions of Rule 3a-4 promulgated thereunder) and all other applicable Laws except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(vi)   To the Knowledge of the Company, at all times during the three (3) years prior to the date hereof, each RIA Subsidiary has maintained all assets of its Advisory Clients (including, without limitation, each Private Fund), to the extent required to do so, in accordance with Rule 206(4)-2 under the Investment Advisers Act and all other applicable Law except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect at all times during the three (3) years, to the extent required to do so by Rule 206(4)-2 under the Investment Advisers Act, each RIA Subsidiary has obtained the requisite audit of its Advisory Clients’ accounts (including, without limitation, each Private Fund) and delivered the such audits to its Advisory Clients in accordance with Rule 206(4)-2 under the Investment Advisers Act, and each such audit has been unqualified and no material discrepancy has been reported during the course of any such audit.
(bb)   Advisory Client Matters.
(i)   During the three (3) years preceding the date hereof, at all times that a RIA Subsidiary was performing investment advisory services for any Advisory Client there has been in full force and effect at all times a written Advisory Contract for such Advisory Client except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, each Advisory Contract (A) is a valid and binding agreement of such RIA Subsidiary and such Advisory Client, enforceable in accordance with its terms, (B) includes all provisions required by and complies with Section 205 of the Investment Advisers Act, (C) has been entered into and performed by such RIA Subsidiary in all material respects in accordance with its terms (including any applicable investment restrictions or policies of such Advisory Client), the Investment Advisers Act and applicable Law and (D) there have been no material errors, miscalculations, discrepancies or changes to calculation methodologies with respect to any fees charged under such Advisory Contract (or any credits, refunds or reimbursements to such Advisory Clients related thereto), and all fees paid by such Advisory Client have been calculated in all material respects in accordance with the relevant Advisory Contract and applicable Law, using a calculation methodology for such fees consistent with the Advisory Contract. To the Knowledge of the Company, during the three (3) years preceding the date hereof no RIA Subsidiary has been in default in any material respect under any Advisory Contract except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii)   Private Fund Clients.
(A)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (w) each Private Fund has (as applicable) a separate prime broker, custodian or trustee which is a third-party entity independent of the applicable RIA Subsidiary; (x) each Private Fund has sufficient collateral to support its current borrowing; (y) no RIA Subsidiary is a guarantor of, or otherwise liable in connection with, on behalf of, or for any borrowing obligations of any Private Fund; and (z) no Private Fund, and to the Company’s Knowledge, no investor in a Private Fund, is a Sanctioned Persons or otherwise subject to any Sanctions.
(B)   To the Knowledge of the Company, as of the date hereof, there are no material defaults by any Private Fund investors on capital calls or capital contributions with respect to any Private Fund except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and, to the Knowledge of the Company, no limited partner or investor in any Private Fund has expressed its intent to fail to fund a capital call or capital contribution except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(C)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the extent any Private Fund has or anticipates executing any transactions in instruments regulated by the Commodity Futures Trading Commission, the relevant RIA Subsidiary or affiliate thereof has timely made all applicable filings and affirmations necessary to claim the applicable exemption from the CPO or CTA registration requirements under the Commodity Exchange Act listed.
(D)   Section 5.1(bb)(ii)(D) of the Company Disclosure Schedule sets forth a list of each Advisory Client that is a Private Fund as of the date hereof. No Private Fund is required to register as an investment company under the Investment Company Act except where the failure to register has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(iii)   Registered Fund Clients.
(A)   Section 5.1(bb)(iii)(A) of the Company Disclosure Schedule lists each Advisory Client that is a Registered Fund as of the date hereof. Other than the Registered Funds, no Advisory Client is, or is required to be, registered as an investment company with the SEC under the Investment Company Act except where the failure to register has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(B)   None of the Company, any RIA Subsidiary or any of the respective Affiliates controls any Registered Fund. Except as disclosed in Section 5.1(bb)(iii)(A) of the Company Disclosure Schedule, Registered Funds have been organized on third-party trust platforms and have not been sponsored or organized by the Company, RIA Subsidiary or any of their respective Affiliates except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(C)   Each Advisory Contract with a Registered Fund has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(D)   To the Knowledge of the Company, each Registered Fund is, and has at all times during the three (3) years prior to the date hereof has been, operated in compliance in all material respects with (i) applicable Law and (ii) its respective investment restrictions and policies, except in each case as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(cc)   Commodity Pool Operator and Commodity Trading Advisor Matters.
(i)   Neither the Company nor any of its Subsidiaries other than the CPO Subsidiaries meets the definition of “commodity pool operator” under the Commodity Exchange Act or is registered or required to be registered as a commodity pool operator under the Commodity Exchange Act or other applicable Laws in any non-U.S. jurisdictions except where the failure to register has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each CPO Subsidiary is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as a commodity pool operator with the CFTC under the Commodity Exchange Act and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification, and a member in good standing of NFA except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii)   Neither the Company nor any of its Subsidiaries other than the CTA Subsidiary meets the definition of “commodity trading advisor” under the Commodity Exchange Act or is registered or required to be registered as a commodity trading advisor under the Commodity Exchange Act or other applicable Laws in any non-U.S. jurisdictions. The CTA Subsidiary is, and at all times required pursuant to applicable Law has been, duly registered, licensed and qualified, as applicable, as a commodity trading advisor with the CFTC under the Commodity Exchange Act and each state or other jurisdiction where the conduct of its business requires such registration, license or qualification, and a member in good standing of NFA except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such registration, license or qualification is in full force and effect and no Action is pending, or to the Company’s knowledge, threatened, to revoke, suspend, cancel or adversely modify any such registration, license or qualification except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(iii)   No CFTC Associated Person, the Company or any of its Subsidiaries or, to the Company’s Knowledge, any of their members, directors, officers, employees, agents, associated persons or representatives are or have been the subject of any Action, Order or other event or circumstance that is required to be disclosed on NFA Form 7-R of any of the CPO Subsidiaries or the CTA Subsidiary or any NFA Form 8-R, that are not so disclosed on the relevant current NFA Form 7-R or current NFA Form 8-R. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no CFTC Associated Person, the Company or any of its CPO Subsidiaries or the CTA Subsidiary, or to the Company’s Knowledge, any of their respective members, directors, officers, employees, agents, associated persons or representatives (during the term of such Person’s employment or engagement by such Person or while acting as an agent or representative of such Person), is or has been (i) ineligible to serve as a commodity trading advisor, commodity pool operator or “associated person” or “principal” of a commodity trading advisor or commodity pool operator under the Commodity Exchange Act, (ii) subject to any disqualification or restriction on activities or future activities as a commodity trading advisor, commodity pool operator or an “associated person” or “principal” of a commodity trading advisor or commodity pool operator under applicable Law, (iii) subject to any Action or Order that enjoins such Person from engaging in or continuing any conduct or practice in connection with any activity involving or in connection with the purchase or sale of any commodity futures contracts, options on futures, retail off exchange forex contracts, swaps or any other instrument regulated by the CFTC, or (iv) subject to any disqualification that would be a basis for censure or denial, suspension or revocation of any CPO Subsidiary’s or the CTA Subsidiary’s membership in NFA or registration as a commodity pool operator or commodity trading advisor under the Commodity Exchange Act, respectively. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no Action pending or, to the Company’s Knowledge, threatened, that would reasonably be expected to result in the occurrence of any of the circumstances set forth in the immediately preceding sentence or the CTA Subsidiary or any CPO Subsidiary having its authorization to conduct business as a commodity trading advisory or commodity pool operator, respectively, suspended, revoked or restricted.
(iv)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the CTA Subsidiary and each CPO Subsidiaries maintain, and, at all times during the past three (3) years, has maintained (i) an amount of ”net capital” or “adjusted net capital” in compliance with the “net capital” and “adjusted net capital” requirements for commodity pool operators or commodity trading advisors, as applicable, under the Commodity

Exchange Act and by NFA rules and bylaws, (ii) such additional amounts, if any, required by (or as agreed with) NFA and any other Governmental Authority and (iii) an amount sufficient to ensure that it has not been required to file a notice of undercapitalization with NFA.
(dd)   No Other Representations or Warranties.   Except for the representations and warranties contained in Section 5.2 or in any closing certificate delivered pursuant to Section 7.3(c) and the representations of the Guarantors under the Guarantees, the Company agrees and acknowledges that neither Parent nor any Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company in connection with this Agreement or the Mergers, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and Parent shall not have any liability to the Company resulting from the Company’s reliance on any such information.
5.2.   Representations and Warranties of Parent and Merger Subs.   Except as set forth in the disclosure schedule delivered to the Company by Parent immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent (and only to the extent) that the relevance of such item is reasonably apparent on the face of such disclosure), each of Parent and Merger Subs hereby represents and warrants to the Company that:
(a)   Organization, Good Standing and Qualification.   (i) Parent is a limited liability company duly formed and in good standing under the Laws of the State of Delaware, (ii) Company Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (iii) LLC Merger Sub is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware, (iv) each of Parent and Merger Subs has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (v) each of Parent and Merger Subs is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, in the case of each of clause (iii) and clause (v), except as does not and would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impair the ability of Parent or either Merger Sub, as applicable, to consummate the Mergers or any other transactions contemplated by this Agreement by the Outside Date.
(b)   Corporate Authority. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Mergers or any other transactions contemplated by this Agreement. Each of Parent and Merger Subs has all requisite corporate or limited liability company power and authority and has taken all corporate or limited liability company action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Mergers and any other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the sole stockholder of Company Merger Sub, which such approval shall occur immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Subs and constitutes a valid and binding agreement of Parent and Merger Subs (assuming due authorization, execution and delivery by the Company), enforceable against each of Parent and Merger Subs in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c)   Governmental Filings; No Violations.
(i)   The execution, delivery and performance by Parent and Merger Subs of this Agreement and the consummation by Parent and Merger Subs of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the HSR Act, (C) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (D) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (E) compliance with any applicable stock exchange rules, (F) the FINRA Approvals and the State BD Approvals and (G) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
(ii)   The execution, delivery and performance by Parent and Merger Subs of this Agreement and the consummation by Parent and Merger Subs of the transactions contemplated in this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in any violation or breach of any provision of the organizational documents of Parent, Merger Subs or any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.2(c)(i), other than the consents described in Section 6.19, require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which the Parent, Merger Subs or any of their respective Subsidiaries are entitled, under any Contract binding upon Parent, Merger Subs or any of their respective Subsidiaries, or to which any of their respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Subs or any of their Subsidiaries as currently conducted or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent, Merger Subs or any of their Subsidiaries, except in the case of clause (B), clause (C) and clause (D), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
(d)   Litigation.   As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened Actions against Parent or Merger Subs that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
(e)   Guarantees.   Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company a true, complete and correct copy of its duly executed Guarantees. Each of the Guarantees is in full force and effect, has not been amended or modified and constitutes a legal, valid and binding obligation of the applicable Guarantor, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception. No event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the applicable Guarantor pursuant to their respective Guarantees.
(f)   Equity Financing.
(i)   Equity Commitment Letters.   As of the date of this Agreement, Parent has delivered to the Company a true, correct and complete copy of an executed commitment letter, dated as of the date of this Agreement, between Parent and each of the Guarantors (the “Equity Commitment Letters”) pursuant to which each of the Guarantors has committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein (the “Equity Financing”). On the terms and subject to the conditions set forth therein, the Equity Commitment Letters provide that (i) the Company is an express third-party beneficiary thereof in connection with the Company’s exercise of its rights under Section 9.5(b); and (ii) Parent and the Guarantors will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is an adequate remedy at law in connection with the exercise by the Company of such third-party beneficiary rights.
(ii)   Validity.   As of the date hereof, each of the Equity Commitment Letters is in full force and effect and constitutes the valid, binding and enforceable obligation of Parent and the applicable

Guarantor, as applicable, and, to the Knowledge of Parent, the other parties thereto, is enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception). As of the date hereof, there are no conditions precedent or other contingencies related to the funding of the full amount of the Equity Financing contemplated by the Equity Commitment Letters, other than the conditions precedent set forth in the Equity Commitment Letters (such conditions precedent, the “Financing Conditions”). As of the date hereof and assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, Parent has no reason to believe that (A) any of the Financing Conditions will not be satisfied on or prior to the Closing Date or (B) the Equity Financing contemplated by the Equity Commitment Letters will not be available to Parent on the Closing Date. As of the date hereof, Parent and the Guarantors, as applicable, are not in default or breach under the terms and conditions of the Equity Commitment Letters and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a Financing Condition, in each case on the part of Parent or any of the Guarantors, as applicable. Parent, or an Affiliate thereof on its behalf, has fully paid any and all commitment or other fees and amounts required by the Equity Commitment Letters to be paid on or prior to the date hereof and will pay in full as and when due any such amounts due on or before the Closing Date.
(iii)   No Amendments.   As of the date of this Agreement, (A) the Equity Commitment Letters have not been amended or modified in any manner and no such amendment or modification is contemplated; and (B) the commitments contained in the Equity Commitment Letters have not been withdrawn, terminated, repudiated or rescinded in any respect by Parent or the Guarantors, as applicable, or, to the Knowledge of Parent, any other party thereto, and no such withdrawal, termination, repudiation or rescission is contemplated by Parent or the Guarantors, as applicable, or, to the Knowledge of Parent, any other party thereto.
(iv)   No Other Arrangements.   As of the date of this Agreement, none of the Guarantors, Parent, Merger Subs or any of their respective Affiliates has entered into any side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Equity Commitment Letters or the Equity Financing to which Parent or any of its Affiliates is a party that would reasonably be expected to adversely affect the conditionality, availability or amount of the Equity Financing contemplated by the Equity Commitment Letters.
(v)   Sufficiency of Financing.   The Equity Financing, when funded in accordance with the Equity Commitment Letters, will provide Parent and Merger Subs with available funds sufficient for the satisfaction of Parent’s and Merger Subs’ payment obligations under this Agreement (which does not include, for the avoidance of doubt, any payment with respect to any Class A Rollover Shares) and the Equity Commitment Letters on the Closing Date, including for the payment of the Merger Consideration, the Option Consideration and the Closing TRA Payoff Amount and any fees and expenses of or payable by Parent, Merger Subs or the Guarantors (such amounts, collectively, the “Required Amounts”).
(g)   Ownership of Merger Subs; No Prior Activities.   As of the date hereof, the authorized capital stock of Company Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are duly authorized, validly issued and outstanding. The LLC Merger Sub has one class of limited liability company interests, 1,000 units of which are duly authorized, validly issued and outstanding. All of the issued and outstanding equity interests of Merger Subs are, and at the Company Merger Effective Time and the LLC Merger Effective Time, as applicable, will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent, and, other than equity interests owned by Parent or a direct or indirect wholly- owned Subsidiary of Parent, there are (i) no other equity interests, shares of capital stock or voting securities of Merger Subs, (ii) no securities of Merger Subs convertible into or exchangeable for equity interests, shares of capital stock or voting securities of Merger Subs and (iii) no options or other rights to acquire from Merger Subs, and no obligations of Merger Subs to issue, any equity interests, capital stock, voting securities or securities convertible into or exchangeable for equity interests, capital stock or voting securities of Merger Subs. Merger Subs have not conducted any business prior to the date of this Agreement and has no, and prior to the Company Merger Effective Time will have no, business activities, assets, liabilities or obligations of any nature other than those incident to its formation or pursuant to this Agreement and the Mergers and any other transactions contemplated by this Agreement.
(h)   Solvency.   Parent is not entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of itself or any of its Affiliates. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including the Equity Financing), and assuming the accuracy of the representations and warranties set forth in Section 5.1 in a manner that would satisfy the condition set forth in Section 7.2(a), Parent and each of its Subsidiaries will be Solvent.
(i)   Brokers and Finders.   Except for any Person whose fees and expenses will be paid by Parent, neither Parent nor Merger Subs has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Mergers or any other transactions contemplated by this Agreement.
(j)   Information Supplied.   None of the information supplied or to be supplied by Parent or Merger Subs for inclusion or incorporation by reference in a Proxy Statement or the Schedule 13e-3 and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(k)   Ownership of Shares of Company Stock.   None of Parent, Merger Subs or any of their “affiliates” or “associates” (as such terms are defined in Article Tenth of the Amended and Restated Certificate of Incorporation of the Company) is, nor at any time in the last three years has been, an “interested stockholder” (as such term is defined in Article Tenth of the Amended and Restated Certificate of Incorporation of the Company). None of Parent, Merger Subs or any of their “affiliates” or “associates” (as such terms are defined in Article Tenth the Amended and Restated Certificate of Incorporation of the Company) beneficially owns (or has beneficially owned in the past three years) any shares of Company Stock or other securities of, or economic interests in, the Company.
(l)   Covered Transactions.   The Mergers and any other transactions contemplated by this Agreement that could involve foreign investment do not constitute a “covered transaction” as defined in 31 C.F.R. 800.213.
(m)   No Other Representations or Warranties.   Except for the representations and warranties contained in Section 5.1 or in any closing certificate delivered pursuant to Section 7.2(c), Parent and Merger Subs agree and acknowledge that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent or Merger Subs in connection with this Agreement or the Mergers, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and the Company shall not have any liability to Parent or Merger Subs resulting from Parent’s or Merger Subs’ reliance on any such information. Each of Parent and Merger Subs specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.1, that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Each of Parent and Merger Subs, on behalf of itself and its Subsidiaries, acknowledges and agrees that it has had reasonable access to, and has been afforded the opportunity to request and review, the books and records of the Company and its Subsidiaries (including in the possession of the Company’s Representatives).

ARTICLE VI
Covenants
6.1.   Interim Operations.
(a)   During the period commencing on the date hereof and running until the earlier of the Closing Date and the termination of this Agreement in accordance with Article VIII (the “Pre-Closing Period”), except (i) as expressly contemplated, required or permitted by this Agreement (including, for the avoidance of doubt, the Vested Units Exchanges), (ii) as required by applicable Law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), (iv) for any action taken or omitted to be taken, in order to comply with any COVID-19 Measures or which is otherwise taken or omitted to be taken reasonably and in good faith in response to COVID-19 (provided, that, with respect to actions taken or omitted to be taken in reliance on this clause (iv), to the extent permitted under applicable Law and practicable under the circumstances, the Company shall provide prior notice to and consult in good faith with Parent prior to taking such action), or (v) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will, and will cause its Subsidiaries to, use its and their commercially reasonable efforts to (A) conduct their businesses in the ordinary course of business consistent with past practice and (B) preserve intact in all material respects their respective assets, properties, business organizations and relationships with partners, clients, suppliers, distributors and other Persons with which it has material business dealings; provided that no action by the Company or its Subsidiaries with respect to matters specifically permitted by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would otherwise constitute a breach of such provision of Section 6.1(b).
(b)   During the Pre-Closing Period, except (1) as expressly contemplated, required or permitted by this Agreement, (2) as required by applicable Law, (3) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned) or (4) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will not, and will cause its Subsidiaries not to:
(i)   (x) adopt any change in the certificate of incorporation or bylaws of the Company or (y) adopt any change in the comparable organizational document of any of the Company’s Subsidiaries (including any amendment to the Focus LLC Agreement);
(ii)   merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing restrictions on the assets, operations or business of the Company or any of its Subsidiaries, other than restructuring, reorganization, recapitalization, liquidation or dissolution of any wholly owned Subsidiary of the Company that are immaterial to the Company and its Subsidiaries, taken as a whole, and to the extent such actions are not expected to be adverse to Parent (provided that this Section 6.1(b)(ii) shall not prevent the structuring of a transaction specifically permitted by Section 6.1(b)(xiii) in the form of a merger or consolidation (provided, further, that (x) the use of such structure is consistent with past practice and (y) neither the Company nor Focus LLC is merging or consolidating with any other Person);
(iii)   issue, sell, pledge, encumber, dispose of or grant, or authorize the issuance, sale, pledge, encumbrance, disposition or grant of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries, or (B) any grant or issuance of shares of Company Stock (1) in exchange for Focus LLC Units in accordance with the terms of the Focus LLC Agreement, (2) in respect of any exercise of Company Options or (3) in settlement of any Company RSUs;
(iv)   make any loans, advances or capital contributions to or investments in any Person (other than to the Company or any of its wholly-owned Subsidiaries);

(v)   declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock, except for (A) dividends or other distributions paid by any wholly-owned Subsidiary of the Company to the Company or to any other wholly-owned Subsidiary of the Company and (B) distributions in accordance with Section 5.2 of the Focus LLC Agreement in amounts reasonably determined by Focus LLC to be no greater than necessary to satisfy its obligations under Section 5.2 of the Focus LLC Agreement to all of the members of Focus LLC consistent with past practice, including, to the extent consistent with past practice, making quarterly tax distributions and utilizing the numerically stated tax rate set forth in the definition of “Assumed Tax Rate” in the Focus LLC Agreement;
(vi)   reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock except for (A) any such transaction solely among any of the Company’s wholly-owned Subsidiaries, (B) acquisitions of shares of Company Stock or Focus LLC Units in satisfaction of withholding obligations in respect of Company Equity Awards, or (C) acquisitions of Focus LLC Units in connection with an exchange of such Focus LLC Units for shares of Company Stock or cash in accordance with the terms of the Focus LLC Agreement;
(vii)   create, incur, assume or guarantee any Indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other Indebtedness, except for (A) borrowings in the ordinary course of business under the Company’s Existing Credit Document (other than Indebtedness incurred in reliance on the Maximum Incremental Facilities Amount; (B) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice to the extent such Indebtedness is in existence on the date of this Agreement or incurred in compliance with clause (A) of this Section 6.1(b)(vii) and (C) any Indebtedness solely among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;
(viii)   (A) other than in the ordinary course of business consistent with past practice, enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement; provided, that no Contract of the type described in Section 5.1(k)(i)(B) shall be entered into without the prior written consent of Parent, (B) amend, modify or waive in any material respect in a manner adverse to the Company or any of its Subsidiaries or terminate any Material Contract (other than expirations of any such Contract in accordance with its terms), (C) amend, modify or waive in any material respect or terminate any management agreement; provided that this clause (C) shall not restrict any amendment, modification or waiver reasonably necessary to (x) add or remove principals as parties to such management agreement in the ordinary course of business or (y) adjust for economics consistent with acquired earnings and past practice in connection with acquisitions completed following the date hereof in accordance with the terms hereof, or (D) amend, modify or waive in any material respect any Contract containing a minimum purchase, “earnout” or other contingent or deferred payment obligation of the Company and its Subsidiaries;
(ix)   make any material changes with respect to financial accounting policies or procedures, except as required by Law or by U.S. GAAP or official interpretations with respect thereto or by any Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);
(x)   settle any Action for an amount in excess of $500,000 individually or $1 million in the aggregate other than (A) any settlement or compromise where the amount paid or to be paid by the Company or any of its Subsidiaries is fully covered (less retention or deductible under the applicable insurance policy) by insurance coverage amounts maintained by the Company or any of its Subsidiaries, (B) settlements or compromises of any Action for an amount not materially in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company Reports (with materiality measured relative to the amount so reflected or reserved, if any) filed prior to the date hereof, and (C) settlements or compromises of any Action where the Company or any of its Subsidiaries is the plaintiff and is receiving payment in connection with such settlement or compromise; provided that, in the case of each of the foregoing clause (A), (B) and (C), the settlement or compromise of such Action does not (x) impose any non-de minimis restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) and (y) include any non-de minimis non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;
(xi)   assign, transfer, sell, lease, license, encumber (other than Permitted Liens), abandon, permit to lapse, or otherwise dispose of any material assets or property (including any material Intellectual Property Rights) except (A) as may be required by a Governmental Authority to permit or facilitate the consummation of the Mergers or any of the other transactions contemplated in this Agreement solely to the extent required pursuant to Section 6.5 or (B) transactions among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries; provided, that, for the avoidance of doubt, the loss of a customer or client in the ordinary course of business shall not be covered by this Section 6.1(b)(xi);
(xii)   except for such actions required by Benefit Plans in existence as of the date hereof: (A) increase or decrease the compensation or other benefits payable or provided to any of the current or former employees or other Service Providers of the Company or any of its Subsidiaries or any of the Employer Entities (other than, solely with respect to the Company’s Subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent); (B) increase or accelerate or commit to increase or accelerate the funding, payment or vesting of compensation or benefits provided under any Benefit Plan (other than under any Benefit Plan maintained by one of the Company’s Subsidiaries other than the Employer Entities in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company in effect on the date hereof and substantially in the form made available to Parent); (C) grant or promise to grant any cash or equity or equity-based incentive awards, bonus, change of control, severance or retention award to any of its current or former employees or other Service Providers of the Company or any of its Subsidiaries (other than, solely with respect to the Company’s Subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company as in effect on the date hereof and substantially in the form made available to Parent); (D) hire, engage, furlough or terminate (other than for cause) the employment of any employee, officer, director, or other Service Provider of the Employer Entities, in each case with respect to this clause (D), whose annualized compensation exceeds $400,000 (other than, solely with respect to the Company’s Subsidiaries other than the Employer Entities, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent); or (E) (i) establish, adopt, enter into, terminate or materially amend any material Benefit Plan of the Company or the Employer Entities (or any plan, program, agreement or arrangement that would be a Benefit Plan of the Company or the Employer Entities if in effect on the date hereof) or (ii) establish, adopt, enter into, terminate or materially amend any material Benefit Plan of any Subsidiaries of the Company other than the Employer Entities (or any plan, program, agreement or arrangement that would be a Benefit Plan of any such Subsidiaries if in effect on the date hereof), in each case under this clause (ii), other than in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent; provided,however, that nothing in this clause (E) shall permit any actions to establish, adopt, enter into, terminate or materially amend the types of benefit plans and arrangements described in Section 5.1(i)(iv);
(xiii)   acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than (A) the acquisition of assets from vendors or suppliers of the Company or any of its Subsidiaries in the ordinary course of business, (B) (x) the acquisition of wealth management businesses or assets of such businesses (other than any Person registered or required to be registered as a “broker” or “dealer” with the SEC under the Exchange Act) and (y) joint ventures with or other minority investments in wealth management businesses (other than any Person registered or required to be registered as a “broker” or “dealer” with the SEC under the Exchange Act), in the case of this clause (B), so long as such acquisitions, joint ventures or other minority investments (x) do not exceed $10 million (including “earnouts” or other contingent payments) individually and $50 million (including “earnouts” or other contingent payments) in the aggregate, in each case, based on the Company’s best estimate (made in good faith) of such consideration and payments (including “earnouts” and other contingent payments) as set forth in the final investment committee memorandum (and used in the Company’s underwriting assumptions) at the time of the entry into the definitive agreement providing for such acquisition, joint venture or minority investment, (y) would not prevent, materially delay or materially impede the transactions contemplated hereby and (z) would not require Parent, Stone Point or their respective Affiliates to make any additional filing or notice with or disclosure to any Governmental Authority, other than those filings or notices expressly required by this Agreement or the disclosure of information that is consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company, or (C) (x) any pending acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or purchase agreement that is set forth on Section 6.1(b)(xiii) of the Company Disclosure Schedule or (y) any other acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) that is disclosed on Section 6.1(b)(xiii) of the Company Disclosure Schedule; provided, for avoidance of doubt, that the upfront consideration or any deferred (i.e., non-contingent) payment obligations (not including “earnouts” or other contingent payments) payable in connection with any acquisitions permitted under this clause (C) shall not count towards the individual or aggregate dollar thresholds set forth under clause (B) above;
(xiv)   other than where such action is required by Law (A) change or revoke any material Tax election; (B) change any annual Tax accounting period or material method of Tax accounting, (C) file any material amended Tax Return, (D) settle or compromise any material claim related to Taxes for an amount materially in excess of amounts reserved, (E) enter into any material closing agreement with respect to Taxes or (F) surrender any right to claim a material Tax refund for an amount materially in excess of amounts reserved (it being agreed and understood that, notwithstanding any other provision, neither Section 6.1(b)(x) nor Section 6.1(b)(xxiv) (insofar as it relates to Section 6.1(b)(x)) shall apply to Tax compliance matters);
(xv)   other than in accordance with the Company’s capital expenditure budget made available to Parent, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $750,000 individually or $2.5 million in the aggregate;
(xvi)   disclose any material trade secrets or material Confidential Information to third parties outside of the ordinary course of business (other than pursuant to a written confidentiality agreement entered into in the ordinary course of business consistent with past practice);
(xvii)   make any material change to the operation or security of any Company System, or the Company’s or any of its Subsidiaries’ policies or procedures with respect to Protected Information, in each case in a manner adverse to the Company or any of its Subsidiaries, except, in each case, as required by applicable Law or, solely with respect to the Company’s Subsidiaries, in the ordinary course of business consistent with past practice and as permitted by the relevant Subsidiary’s management agreement with the Company, as in effect on the date hereof and substantially in the form made available to Parent;
(xviii)   negotiate or enter into any Labor Agreement or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or any of its Subsidiaries;
(xix)   implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that trigger notice requirements pursuant to the WARN Act;
(xx)   voluntarily terminate, suspend, abrogate, amend or modify any material Company Permit in a manner materially adverse to the Company and its Subsidiaries, taken as a whole;

(xxi)   any action that would result in any BD Subsidiary (A) maintaining an amount of capital less than the amount required to be maintained by such BD Subsidiary under Rule 15c3-1 of the Exchange Act, as agreed to with FINRA and any other Governmental Authority or sufficient to ensure that it is required to file notice under Rule 17a-11 under the Exchange Act or (B) having an aggregate indebtedness (computed in accordance with Rule 15c3-1 under the Exchange Act) that exceeds 1,500% of its net capital;
(xxii)   cancel, modify, amend or waive or terminate the Existing Credit Document, except for modifications or amendments to the Existing Credit Document that would not (A) impair the ability of Parent to obtain the Debt Financing under (i) clauses (b)(I) and (b)(II)(A) of the definition of “Maximum Incremental Facilities Amount” in the Existing Credit Document in an amount not less than $500.0 million on the Closing Date and (ii) clause (a)(i) of the definition of “Maximum Incremental Facilities Amount” in the Existing Credit Document in an amount not less than $240.0 million on the Closing Date, (B) reduce the ability of the Company and its Subsidiaries to incur secured debt for borrowed money in the form of the Debt Financing on the Closing Date in any material respect, (C) reduce the ability of the Company and its Subsidiaries to make Restricted Payments on the Closing Date in any material respect, (D) impair the ability of the Mergers to be consummated in compliance with any “merger” or “fundamental changes” covenant in the Existing Credit Document, (E) consent to or otherwise permit any assignment or transfer of rights or interests of the Company or any of its Subsidiaries in or with respect to the Existing Credit Document or borrowings thereunder or (F) amend or modify the stated final maturity date of any indebtedness for borrowed money thereunder to be sooner than such maturity date as in effect as of the date hereof, amend or modify the interest rate or undrawn commitment fees payable by the Company or its Subsidiaries under any such agreement in a manner materially adverse to the Company and its Subsidiaries or amend or modify any such agreement to reduce the amount of the total lending commitments thereunder;
(xxiii)   enter into, modify or renew any Real Property Lease with annual lease payment obligation by the Company in excess of $2 million;
(xxiv)   any action that would result in any CPO Subsidiary or the CTA Subsidiary maintaining an amount of “net capital” or “adjusted net capital” less than the amount required to be maintained by such CPO Subsidiary or CTA Subsidiary under the Commodity Exchange Act and NFA rules and bylaws or as agreed to with NFA and any other Governmental Authority;
(xxv)   waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former officer, manager, employee or independent contractor of the Employer Entities;
(xxvi)   apply for, seek or obtain any Company Permit that (y) would prevent, materially delay or materially impede the transactions contemplated hereby or (z) would require Parent, Stone Point or their respective Affiliates to make any filing or notice with or disclosure to any Governmental Authority;
(xxvii)   agree, authorize or commit to do any of the foregoing.
(c)   Nothing contained in this Agreement is intended to give Parent or Merger Subs or any of their Affiliates, directly or indirectly, the right to control or direct the operations of the Company and its Subsidiaries prior to the Company Merger Effective Time. Prior to the Company Merger Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
(d)   Subject to the terms of this Agreement, including Section 6.5 and Section 6.13, from the date of this Agreement until the Company Merger Effective Time, none of Parent, Merger Subs or their respective Subsidiaries shall (i) knowingly take any action that would prevent, materially delay or materially impede the consummation of the Equity Financing; (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing a material portion of the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition, as applicable, would reasonably be expected to (A) prevent, materially delay or materially impair the obtaining of, or adversely affect in any material respect the ability of Parent or its Affiliates to procure, any authorizations, consents, Orders, declarations or approvals of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by this Agreement, including the Mergers, or (B) materially increase the risk of any Governmental Authority entering an Order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by this Agreement, including the Mergers; or (iii) take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Mergers or the satisfaction of any of the closing conditions thereto.
6.2.   Acquisition Proposals; Change of Recommendation.
(a)   Go-Shop Period.   Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date hereof and continuing until 11:59 p.m. Eastern Time (x) on April 8, 2023 (the “No-Shop Period Start Date”) for any Person or “group” who is not an Excluded Party, or (y) in respect of any Excluded Party, the Cut-Off Time, the Company and its Representatives (in each case, acting under the direction of the Special Committee) shall have the right to directly or indirectly: (i) solicit, initiate, propose, induce, encourage or facilitate the making, submission or announcement of, or knowingly encourage, facilitate or assist, any discussion, proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, an Acquisition Proposal; (ii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement, furnish to any Third Person (and its Representatives, prospective debt and equity financing sources or their respective Representatives), any non-public information relating to the Company and its Subsidiaries or afford to any such Third Person (and its Representatives, prospective debt and equity financing sources or their respective Representatives) access to the business, properties, assets, books, records or other non- public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); provided, however, that the Company will substantially concurrently provide to Parent, or provide Parent access to, any such non-public information concerning the Company and its Subsidiaries that is provided to any such Third Person or its Representatives but only to the extent that such non-public information concerning the Company and its Subsidiaries was not previously provided to Parent or its Representatives; (iii) continue, enter into, maintain, participate or engage in discussions or negotiations with any Third Person (and its Representatives, prospective debt and equity financing sources or their respective Representatives) with respect to an Acquisition Proposal (or any proposal or inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); and (iv) cooperate with or assist or participate in or facilitate any such proposals, inquiries, offers, discussions or negotiations or any effort or attempt to make any Acquisition Proposal, including that the Company may grant a limited waiver under any “standstill provision” or similar obligation of any Third Person with respect to the Company or any of its Subsidiaries to allow such Third Person to submit or amend an Acquisition Proposal on a confidential basis to the Special Committee.
(b)   No Solicitation or Negotiation.   Subject to the terms of this Section 6.2, from the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time), until the earlier of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company will, and will cause its Subsidiaries and its and their respective employees, officers and directors to, and will instruct and use its reasonable best efforts to cause each of its and their respective other Representatives to, (x) cease and cause to be terminated any discussions or negotiations with any Person or Group that would be prohibited by this Section 6.2(b) and cease providing any further information with respect to the Company or any Acquisition Proposal to any such Person or Group or its or their Representatives; (y) terminate all access granted to any such Person or Group and its or their Representatives to any physical or virtual data room (or any other diligence access); and (z) promptly following the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time) (and in any event within two Business Days thereof) request in writing the prompt return or destruction of all non-public information concerning the Company and its Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the six-month period immediately preceding the date of this Agreement, to the extent not already requested by the Company. From and after the No-Shop Period Start Date (or, with respect to an Excluded Party, the Cut-Off Time) until the earlier of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company agrees that, except as permitted by this Section 6.2, neither it nor any of its Subsidiaries nor any of the employees (including any officers) and directors of it or its Subsidiaries shall, and that it shall instruct and use its reasonable best efforts to cause its and its Subsidiaries’ other Representatives not to, directly or indirectly:
(i)   initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (including by approving any transaction, or approving any Person or Group becoming an “interested stockholder,” for purposes of Article Tenth of the Company’s certificate of incorporation);
(ii)   engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 6.2 prohibit such discussions);
(iii)   furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(iv)   approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or
(v)   resolve or agree to do any of the foregoing.
(c)   Notwithstanding the commencement of the No-Shop Period Start Date, the Company and its Representatives (in each case, acting under the direction of the Special Committee) may, directly or indirectly, continue to engage in the activities described in Section 6.2(b) with respect to any Excluded Party, including with respect to any amended or modified Acquisition Proposal submitted by any Excluded Party following the No-Shop Period Start Date, and the restrictions in Section 6.2(b) shall not apply with respect thereto until the earlier of (A) the Cut-Off Time and (B) the time that such Person ceases to be an Excluded Party in accordance with the definition thereof.
(d)   Notwithstanding anything in Section 6.2(b) to the contrary, but subject to compliance with this Section 6.2(d), prior to the receipt of the Requisite Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2 (including, for the avoidance of doubt, a bona fide written Acquisition Proposal from a Third Person that the Company engaged with during the Go-Shop Period), the Company (acting under the direction of the Special Committee) may, or may authorize its Representatives to, (i) provide information in response to a request therefor by a Person or Group who has made such a bona fide written Acquisition Proposal if the Company receives from such Person or Group so requesting such information an Acceptable Confidentiality Agreement; provided that such Acceptable Confidentiality Agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and provided, further, that the Company shall substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; and (ii) engage or participate in any discussions or negotiations with any Person or Group who has made such a bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (i) or clause (ii), the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal and that the failure to take action pursuant to this Section 6.2(d) would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law. Anything in this Agreement to the contrary notwithstanding, the Company, directly or indirectly through one or more of its Representatives, may, prior to the receipt of the Requisite Company

Stockholder Approvals, seek clarification from (but not engage in negotiations with or provide non-public information to) any Person or Group that has made an Acquisition Proposal solely to clarify and understand any ambiguous terms and conditions of such proposal that are necessary to provide adequate information for the Company Board or the Special Committee to make an informed determination under this Section 6.2. During the Pre-Closing Period, the Company will not be required to enforce, and, if requested, will be permitted to waive, any provision of any “standstill” or confidentiality agreement solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board (or any committee thereof, including the Special Committee).
(e)   No Change in Recommendation or Alternative Acquisition Agreement.   Except as permitted by Section 6.2(f), the Company Board, including the Special Committee, shall not:
(i)   withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation (it being understood that it shall be considered a modification adverse to Parent that is material if (A) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Company Board fails to publicly recommend against acceptance of such tender or exchange offer by the holders of shares of Company Stock within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (B) any Acquisition Proposal is publicly announced and the Company Board fails to issue a public press release within ten Business Days of such public announcement reaffirming the Company Recommendation or stating that the Company Recommendation has not been changed), but in any event with two Business Days prior to the Company Stockholders Meeting;
(ii)   authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal;
(iii)   fail to include the Company Recommendation in the Proxy Statement; and
(iv)   except as expressly permitted by, and after compliance with, this Section 6.2, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement in accordance with Section 6.2(a) relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement,” and any of the actions set forth in the foregoing Section 6.2(e)(i) through Section 6.2(e)(iv), a “Change of Recommendation”).
(f)   Superior Proposal Termination; Changes of Recommendation.
(i)   Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Requisite Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal that did not arise from a breach of the obligations set forth in this Section 6.2, either the Company Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation or cause the Company to terminate this Agreement pursuant to Section 8.1(h), if prior to taking either such action (A) the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have given four Business Days’ prior notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the Person or Group making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal, and that the Company intends to take such action, and during such four Business Day period (the “Match Period”), the Company and Special Committee shall (and shall cause the Company’s officers, employees, financial advisors, outside legal counsel and other Representatives to) be reasonably willing and available to participate in good faith negotiations with Parent and its Representatives should Parent propose to make adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees; and at the end of the Match Period, prior to taking action to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(h) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines (taking into account any adjustment to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees committed to by Parent in writing in response to such Acquisition Proposal, if any) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to effect a Change of Recommendation in response to such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(f)(i) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.2(f)(i) shall be reduced to two Business Days and the Match Period in respect of such new written notice shall be two Business Days.
(ii)   Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Requisite Company Stockholder Approvals, in response to an Intervening Event, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation if prior to taking such action (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law, (B) the Company shall have given four Business Days’ prior notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will describe such Intervening Event in detail) and that the Company intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, the Company and the Special Committee negotiates (and causes the Company’s officers, employees, financial advisors, outside legal counsel and other Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees in response thereto; and at the end of the four Business Day period, prior to taking action to effect a Change of Recommendation, the Company Board (acting on the recommendation of the Special Committee) or Special Committee takes into account any adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees proposed by Parent in writing in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any material changes regarding any Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(f)(ii) with respect to such new written notice, except that the advance written notice obligation set forth in Section 6.2(f) (ii) shall be reduced to two Business Days. “Intervening Event” means any material change, effect, event, occurrence or development that was not known to the Special Committee or reasonably foreseeable by the Special Committee as of the date of this Agreement (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the magnitude or material consequences were not known or reasonably foreseeable by the Special Committee as of the date of this Agreement); provided, however, that in no event shall (x) an Acquisition Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal), (y) any change, in and of itself, in the price or trading volume of the shares of Class A Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (z) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event.
(g)   Certain Permitted Disclosure.   Anything in this Agreement to the contrary notwithstanding, the Company, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, may, to the extent applicable, disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act so long as any such disclosure does not include any statement that constitutes, and does not otherwise constitute, a Change of Recommendation; provided, that the foregoing shall in no way eliminate or modify the effect that such disclosure would otherwise have under this Agreement; provided, however, that nothing in this Section 6.2(g) or any other provision of this Agreement shall be construed to permit the Company to effect any Change of Recommendation other than in accordance with and to the extent expressly permitted by Section 6.2(f).
(h)   Notice.   From the date hereof until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any proposals, indications of interest or offers with respect to an Acquisition Proposal are received by it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any such proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal or offer (including any amendments thereto). From the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time) until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if any inquires, proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives and shall provide, in connection with such notice, the material terms and conditions of any inquiry, proposal (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such inquiry, proposal, indication of interest or offer and, if applicable, copies of any written request, proposal, inquiry, indication of interest or offer, including proposed agreements, or commitment letters) and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto and any new, amended or revised written materials relating thereto provided to the Company or its Representatives) and any material changes to the status of any such discussions or negotiations.
(i)   Breach by Representatives.   The Company agrees that any breach of this Section 6.2 by any director, officer or other Representative of the Company will be deemed to be a breach of this Section 6.2 by the Company. The Company will not authorize, direct or knowingly permit any consultant or employee of the Company to breach this Section 6.2, and upon becoming aware of any breach or threatened breach of this Section 6.2 by a Representative of the Company, shall use its reasonable best efforts to stop such breach or threatened breach.
6.3.   Proxy Statement Filing; Schedule 13e-3; Information Supplied.
(a)   The Company shall prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement (but in no event later than three Business Days after the No-Shop Period Start

Date, or if applicable, the Cut-Off Time), a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”).
(b)   The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement.
(c)   The Company shall promptly notify Parent, and Parent shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Proxy Statement or Schedule 13e-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other Party copies of all correspondence between such Party or any of its Representatives and the SEC with respect to the Proxy Statement or Schedule the Schedule 13e-3, as applicable. Each of the Company and Parent shall provide Parent and the Company, as applicable, and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Schedule 13e-3). The Company and Parent shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement and the Schedule 13e-3 from the SEC, and the Company shall cause the definitive Proxy Statement and Schedule 13e-3 to be mailed to the stockholders of the Company as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement (such date, the “SEC Clearance Date”); provided, that the Company shall not be required to disseminate the Proxy Statement to its stockholders prior to the No-Shop Period Start Date (or, if applicable, the Cut-Off Time).
(d)   The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company and Parent agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Subs shall ensure that none of the information supplied by it for inclusion in the Proxy Statement or Schedule 13e-3 will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13e-3. If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13e-3, as applicable, so that either the Proxy Statement or Schedule 13e-3 would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company shall promptly prepare (with the assistance of Parent as provided for in this Section 6.3) an amendment or supplement to the Proxy Statement, (ii) the Company and Parent shall promptly prepare an amendment or supplement to the Schedule 13e-3 or (iii) the Company shall cause the Proxy Statement or Schedule 13e-3 as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders.
(e)   The Company shall provide Parent with a reasonable opportunity to review drafts of the Proxy Statement and any other documents related to the Company Stockholders Meeting and will consider in good faith any comments provided by Parent in connection with such review. The Company and Parent shall (i) provide each other with a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the other Party, its outside legal counsel and its other Representatives.
6.4.   Company Stockholders Meeting.   The Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of its stockholders (including any adjournment, recess, postponement or other delay thereof, the “Company Stockholders Meeting”) as promptly as reasonably practicable after the SEC Clearance Date (which Company Stockholders Meeting shall in no event be scheduled initially for a date that is later than the 40th day following the first mailing of the Proxy Statement to the holders of the shares of Company Stock without the prior written consent of Parent), to consider and vote upon the adoption of this Agreement and to cause such vote to be taken, and shall not postpone or adjourn such meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. Notwithstanding anything to the contrary in this Agreement, (a) the Company (acting on the recommendation of the Special Committee) may (and if requested by Parent on no more than two occasions, shall for a reasonable period of time not to exceed ten Business Days in the aggregate) adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting for a reasonable period to solicit additional proxies, if the Company or Parent, as applicable, reasonably believes there will be insufficient shares of Company Stock represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders Meeting or to obtain the Requisite Company Stockholder Approvals (it being understood that the Company may not postpone or adjourn the Company Stockholders Meeting more than two times pursuant to this clause (a) without Parent’s prior written consent) and (b) the Company (acting on the recommendation of the Special Committee) may adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting; provided that, in the case of each of the foregoing clauses (a) and (b), unless agreed in writing by the Company and Parent, any single such adjournment, recess or postponement shall be for a period of no more than ten Business Days. Subject to Section 6.3(e), the Company Board shall include the Company Recommendation in the Proxy Statement and shall use reasonable best efforts to obtain the Requisite Company Stockholder Approvals. Subject to the provisions of this Agreement, the Company will conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act in a manner to enable the record date for the Company Stockholder Meeting to be set so that the Company Stockholder Meeting can be held promptly following the effectiveness of the Proxy Statement.
6.5.   Efforts; Cooperation; Antitrust Matters.
(a)   Subject to the terms of this Agreement, each of the Company, Parent and Merger Subs shall use reasonable best efforts to:
(i)   take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws to cause the conditions precedent set forth in Article VII to be satisfied and consummate and make effective the Mergers and any other transactions contemplated by this Agreement when required in accordance with Article VII as promptly as reasonably practicable and in any event prior to the Outside Date; (ii) obtain from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or Orders advisable or required to be obtained by Parent, the Company or any of their respective controlled Affiliates, including under the Antitrust Laws (including by making an appropriate response to requests from any such Governmental Authorities); (iii) obtain from any clients of the Company’s partner firms any consents, waivers, approvals, authorizations, or clearances advisable or required to be obtained by such partner firms; (iv) avoid or defend against, as applicable, any Action by any Governmental Authority, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Mergers or any other transactions contemplated by this Agreement, including the Merger; (v) as promptly as reasonably practicable, and in any event within ten Business Days after the date of this Agreement, make or cause to be made all necessary filings under the HSR Act, and as promptly as reasonably practicable after the date of this Agreement submit all other notifications, filings and registrations required or advisable under the Antitrust Laws, and thereafter promptly make an appropriate response to any requests for additional information and documentary material that may be requested pursuant to any Antitrust Law and (vi) as promptly as reasonably practicable, make or cause to be made any other required or advisable registrations, declarations, submissions and filings with respect to the Mergers or any other transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law. The Company and its Subsidiaries shall reasonably cooperate to facilitate the receipt by Parent and its Affiliates of any approvals or to take any other reasonable actions required to permit Parent and its Affiliates (including the Company and its Subsidiaries following the Closing) to operate in compliance with applicable Law following the consummation of the Mergers.
(b)   Without limiting the generality of anything contained in this Section 6.5, Parent and the Company shall: (i) give the other Parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Mergers or any other transactions contemplated by this Agreement; (ii) keep the other Parties informed as to the status of any such request or proceeding; (iii) give the other Parties notice and an opportunity to participate in any substantive communication made to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”), or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Mergers or any other transactions contemplated by this Agreement and (iv) promptly notify the other Parties of any communication from the FTC, the DOJ or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Mergers or any other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and each will consult with the other on and consider in good faith the views of the other in connection with, any filing made with, or substantive written materials submitted or substantive communication made to any Governmental Authority pursuant to any Antitrust Laws in connection with the Mergers or any other transactions contemplated by this Agreement (including the Proxy Statement and the Schedule 13e-3). In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Party will permit authorized representatives of the other Parties to be present at each non-ministerial meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any substantive presentation, letter, white paper, or proposal made or submitted to any Governmental Authority pursuant to any Antitrust Laws in connection with such request or proceeding. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be); provided that materials provided pursuant to this Section 6.5 may be redacted (x) to remove references concerning the valuation of the Company, (y) as necessary to comply with contractual obligations and (z) as necessary to address reasonable privilege concerns.
(c)   Subject to applicable Laws and as required by any Governmental Authority, the Company, on the one hand, and Parent, on the other hand, each shall keep the other apprised of the status of matters relating to completion of the Mergers and the other transactions contemplated hereby, including promptly furnishing the other with copies of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement or (ii) upon receiving any material notice or other material communication from any third party whose consent or approval is required for consummation of the Mergers or the other transactions contemplated by this Agreement or any Governmental Authority in each case in connection with such consents or the transactions contemplated by this Agreement.
(d)   If any objections are asserted with respect to the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by any Governmental Authority or private party, challenging the Mergers or any other transactions contemplated by this Agreement as violative of any Antitrust Law or which would otherwise prohibit or materially impair or delay in connection with any Antitrust Law the consummation of the Mergers or any other transactions contemplated by this Agreement, each of Parent and the Company shall (and shall cause their respective Subsidiaries to) use their respective reasonable best efforts to resolve any such objections.
(e)   In furtherance, and not in limitation, of the foregoing, Parent shall (and if, and only if, requested by Parent, the Company shall) take all such further action as may be necessary to avoid or eliminate each and every impediment under any Antitrust Law so as to enable the Closing to occur as promptly as practicable (and in any event no later than the Outside Date), including proposing, negotiating, committing and effecting, by consent decree, hold separate Order, or otherwise, to (i) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective Subsidiaries and (ii) otherwise take or commit to take actions that after the Closing would limit Parent’s, the Company’s or any of its Subsidiaries’ freedom of action with respect to, or its ability to operate or retain any of the businesses, assets or properties of Parent, the Company or any of their respective Subsidiaries; provided, however, that nothing in this Agreement shall require Parent or the Company to take or agree to take any action of the types referred to in the foregoing clause (i) and clause (ii) unless it is binding on or otherwise applicable to Parent or the Company only from and after the Company Merger Effective Time in the event that the Closing occurs; provided, further, however, that nothing in this Agreement shall require Parent or Merger Subs to take or agree to any action of the types referred to in clause (i) or clause (ii) in this Section 6.5(e) if such action relates to any Affiliate of Parent (other than Merger Subs, Company and their respective Subsidiaries).
(f)   For purposes of this Agreement, “Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other federal, state, foreign or supranational statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition, trade or foreign investment Laws and regulations that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, or (ii) regulate foreign investments.
6.6.   Information; Access and Reports.
(a)   The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Schedule 13e-3 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any Governmental Authority in connection with the Mergers and any other transactions contemplated by this Agreement.
(b)   Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours and consistent with applicable Law, upon reasonable advance notice, from the date of this Agreement until the earlier of the Company Merger Effective Time and the termination of this Agreement in accordance with Article VIII, to its employees and other personnel and contracts and other books and records (other than any such matters that relate to the negotiation and execution of this Agreement (including with respect to the consideration or valuation of the Mergers or any financial or strategic alternatives thereto) or, subject to Section 6.2, any Acquisition Proposal or Superior Proposal); provided that the Company shall not be required to afford such access or furnish such information if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries and no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company herein, and provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that would reasonably be expected to result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used reasonable best efforts to obtain the consent of such third party to such inspection or disclosure or (ii) to disclose any privileged information of the Company or any of its Subsidiaries; provided that in the event the Company does not disclose certain information pursuant to the foregoing clause (i) and clause (ii), at Parent’s reasonable request the Parties shall use commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the non-disclosure to the greatest extent reasonably possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided. Notwithstanding the foregoing, Parent and its Representatives shall not be permitted to perform any invasive on-site procedures (including any invasive on-site study) with respect to any property of the Company or its Subsidiaries without the Company’s prior written consent. All requests for information made pursuant to this Section 6.6 shall be directed to the executive officer or other Person designated by the Company. The Non-Disclosure Agreement, dated as of July 13, 2022, by and between the Company and Clayton, Dubilier & Rice, LLC (the “Confidentiality Agreement”), shall apply with respect to information furnished by the Company, its Subsidiaries and their respective Representatives hereunder.
(c)   To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.
(d)   Notwithstanding anything to the contrary in this Section 6.6, the Company shall not be deemed to have breached this Section 6.6 if the Company cannot provide to Parent access of the Company pursuant to this Section 6.6 as a result of COVID-19 or the COVID-19 Measures; provided that for so long as any applicable COVID-19 Measures are in effect, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide access to Parent and its Representatives under this Section 6.6 through virtual or other remote means.
6.7.   Stock Exchange Delisting.   The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the shares of Class A Common Stock from Nasdaq and the deregistration of the shares of Class A Common Stock under the Exchange Act as promptly as practicable after the Company Merger Effective Time.
6.8.   Publicity.   The initial press release regarding the Mergers shall be a joint press release of Parent and the Company reasonably acceptable to Parent and the Company. Thereafter, neither the Company nor Parent, nor any of their respective Affiliates or Representatives, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) with respect to this Agreement or the Mergers or any other transactions contemplated by this Agreement without consulting with each other and providing meaningful opportunity for review and giving due consideration to reasonable comment by the other Party, except (a) as such press release or other public announcement may be required by applicable Law, in which case the Party required to issue the release or make the announcement shall use commercially reasonable efforts to provide the other Party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good-faith consideration to any such comments proposed by the other Party, (b) subject to Section 6.2, if applicable under the circumstances, in connection with a Change of Recommendation or Acquisition Proposal or (c) any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement. Notwithstanding anything to the contrary in this Section 6.8, (i) each of the Parties may make public statements in response to questions by the press, analysts, investors, business partners or those attending industry conferences or financial analyst conference calls, so long as any such statements (x) are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company and (y) do not reveal material, nonpublic information regarding the other Parties, the Mergers or the other transactions contemplated hereby and

(ii) Parent, Merger Subs and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions.
6.9.   Employee Benefits.
(a)   Parent agrees that each employee as of immediately prior to the Closing who continues to be employed with any of the Employer Entities immediately following the Closing (each such employee, a “Continuing Employee”) shall, during the period commencing on the Closing Date and ending on the first anniversary thereof (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with (i) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by the Employer Entities immediately prior to the Company Merger Effective Time, (ii) annual cash bonus opportunities that are no less favorable than the annual cash bonus opportunities as in effect for such Continuing Employee immediately prior to the Company Merger Effective Time and (iii) employee benefits (excluding any equity or equity-based, nonqualified deferred compensation, severance, bonus, change of control, retention, incentive, transaction, defined benefit pension, post-employment or retiree health and welfare benefits (collectively, the “Excluded Benefits”)) that are substantially comparable in the aggregate to the employee benefits (other than the Excluded Benefits) provided to such Continuing Employee immediately prior to the Company Merger Effective Time.
(b)   Parent shall use commercially reasonable efforts to cause (i) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates in which Continuing Employees participate in the year in which the Closing Date occurs to be waived with respect to the Continuing Employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the corresponding Benefit Plan, (ii) the amount of eligible expenses paid by each Continuing Employee and his or her eligible dependents during the portion of the plan year ending on the Closing Date that were credited to deductible and maximum out-of-pocket co-insurance requirements under the group health Benefit Plans to be credited for purposes of satisfying the corresponding deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its Affiliates for the applicable plan year and (iii) any of its (or its Affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting (other than with respect to future equity awards) and future vacation benefit accrual thereunder, service by such Continuing Employees to the Employer Entities or predecessors as if such service were with Parent, to the same extent and for the same purpose as such service was credited under a comparable Benefit Plan, in each case, except to the extent it would result in a duplication of compensation or benefits.
(c)   The Employer Entities shall be permitted to pay such remaining amounts under the Company’s annual bonus plan in respect of the 2022 fiscal year in the ordinary course of business consistent with past practice at such time annual bonuses have historically been paid by the Employer Entities, but no later than the Closing Date. Parent shall cause the Surviving Corporation and its Subsidiaries to honor the Company’s annual bonus plans in respect of the 2023 fiscal year (the “2023 Annual Bonus Plans”). To the extent the Closing occurs prior to the payment of bonuses in respect of the 2023 fiscal year, Parent shall cause the Surviving Corporation to pay annual bonuses to participants in the 2023 Annual Bonus Plans following the end of the 2023 fiscal year based upon actual performance for the 2023 fiscal year, but not less than the Pro Rata Bonus Amount applicable for each participant, in each case, subject to the participant’s continued employment with the Surviving Corporation or any of its Subsidiaries through the payment date; provided that, if the participant’s employment is terminated by the Surviving Corporation without cause (as determined by the Surviving Corporation in good faith) prior to such payment date, the participant will, subject to such participant’s execution and non-revocation of a general release of claims in favor of the Surviving Corporation and its Subsidiaries, remain eligible to receive the Pro Rata Bonus Amount.
(d)   The Parties hereby acknowledge and agree that the transactions contemplated by this Agreement shall constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its Subsidiaries under the terms of the Benefit Plans.

(e)   Notwithstanding the foregoing, nothing contained in this Agreement shall (i) be treated as an establishment or amendment of any particular Benefit Plan or any other benefit or compensation plan, program, policy, agreement or arrangement, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit or compensation plans, programs, policies, agreements or arrangements or, after the Company Merger Effective Time, any Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third-party beneficiary rights, including for the benefit of any current or former employee, director, manager, officer or consultant of the Company or any of its Subsidiaries or any of the Employer Entities, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to this Section 6.9 or any compensation, terms and conditions of employment or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan that Parent, the Surviving Corporation or any of their Affiliates may maintain.
6.10.   Expenses.   Whether or not the Mergers are consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Mergers and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense, except that expenses incurred in connection with the filing fee for the Proxy Statement and Schedule 13e-3 and printing and mailing the Proxy Statement and Schedule 13e-3 shall be borne by Parent.
6.11.   Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the Company Merger Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and Parent shall also advance expenses as incurred to the fullest extent permitted under applicable Law, provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director and officer of the Company and its Subsidiaries (each an “Indemnified Party” and collectively, the “Indemnified Parties”) , against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to (i) their service as such or their service at the request of the Company or its Subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise or (ii) services performed by such Indemnified Parties at the request of the Company or its Subsidiaries, in each case at or prior to the Company Merger Effective Time, whether asserted or claimed prior to, at or after the Company Merger Effective Time, including with respect to (A) the Mergers and any other transactions contemplated by this Agreement and (B) actions to enforce this Section 6.11 or any other indemnification or advancement right of any Indemnified Party. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle, compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any legal proceeding for which indemnification may be sought by an Indemnified Party pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Parties from all liability arising out of such Indemnified Party proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the Surviving Corporation (which counsel shall be reasonably acceptable to such Indemnified Party), the fees and expenses of which shall be paid by the Surviving Corporation or Parent.
(b)   Parent and Merger Subs agree that all rights to exculpation or indemnification for acts or omissions occurring at or prior to the Company Merger Effective Time existing as of the date of this Agreement in favor of the Indemnified Parties, any principals of the Company’s partner firms or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties and any principals of the Company’s partner firms, as provided in the Company’s or each of its Subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any Contract, shall survive the Mergers and the transactions contemplated by this Agreement and shall continue in full force and effect in accordance with their terms. After the Company Merger Effective Time, Parent and the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable Subsidiary would have been permitted to fulfill and honor them by applicable Law. In addition, for six years following the Company Merger Effective Time, Parent shall and shall cause the Surviving Corporation to cause the Charter and Bylaws to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the Company Merger Effective Time. During such six-year period or such period in which an Indemnified Party is asserting a claim for indemnification pursuant to this Section 6.11, whichever is longer, such provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Company Merger Effective Time, except as required by applicable Law.
(c)   Prior to the Company Merger Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Company Merger Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years from and after the Company Merger Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of this Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, officer or principal of the Company or any of its Subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Company Merger Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided that in no event shall the Company expend, and in no event shall Parent or the Surviving Corporation be required to expend, for such “tail” insurance policy an aggregate amount in excess of 300% of the annual premium paid by the Company for the calendar year immediately preceding the date of this Agreement (such 300% amount, the “Maximum Premium”); provided, further, that if the amount of such “tail” insurance policy exceeds the Maximum Premium, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium. If the Company and the Surviving Corporation for any reason do not obtain such “tail” insurance policies, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement; provided that in no event shall Parent or the Surviving Corporation be required to expend for all such policies pursuant to this sentence an annual premium amount in excess of the Maximum Premium; and provided, further, that if the annual premiums of such insurance coverage exceeds such applicable amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium.
(d)   The provisions of this Section 6.11 shall survive the Closing and are intended to be for the benefit of, and enforceable by, each Indemnified Party and principal of the Company’s partner firms, and nothing in this Agreement shall affect, and the rights of each Indemnified Party and principal of the Company’s partner firms under this Section 6.11 shall be in addition to, any indemnification rights that any such Indemnified Party or principal of the Company’s partner firms may have under the certificates of incorporation or bylaws of the Company or any of its Subsidiaries or any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.11 shall not be terminated, amended, waived or otherwise modified in such a manner as to adversely affect any Indemnified Party or principal of the Company’s partner firms without the consent of such Indemnified Party or principal. The obligations of the Surviving Corporation, Parent and their respective Subsidiaries pursuant to this Section 6.11 are joint and several. The rights of the Indemnified Parties and principals of the Company’s partner firms pursuant to this Section 6.11 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws, (ii) the similar organizational documents of the Subsidiaries of the Company, (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries made available to Parent, or (iv) applicable Law.
(e)   In the event that Parent or the Surviving Corporation (or any of their respective successors or assigns) shall consolidate or merge with any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or transfers at least 50% of its properties and assets to any other Person, then in each case proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.11.
6.12.   Stockholder Litigation.   The Company shall promptly notify Parent of any stockholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Mergers or any other transactions contemplated by this Agreement (including by providing copies of all litigation documents served on the Company) and shall keep Parent reasonably informed regarding any such stockholder litigation. Until the termination of this Agreement in accordance with Article VIII, the Company shall (a) provide Parent an opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors relating to any transaction contemplated by this Agreement and consult with Parent with respect to the defense, settlement or compromise of any such stockholder litigation, and the Company shall give reasonable and good-faith consideration to any comments proposed by Parent and (b) give Parent the opportunity to participate (but not to control), at Parent’s expense, in the defense, settlement or prosecution of any such stockholder litigation. In no event shall the Company enter into or agree to any settlement with respect to such stockholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Section 6.12, any Action relating to the Dissenting Shares will be governed by Section 4.4(f).
6.13.   Equity Financing.
(a)   No Amendments to Equity Commitment Letters.   Subject to the terms and conditions of this Agreement, Parent (without the prior written consent of the Company) will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letters if such amendment, modification or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Equity Financing; (ii) impose new or additional conditions or contingencies of the funding of the Equity Financing; (iii) otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing or any other terms to the Equity Financing in a manner that, in each case with respect to this clause (iii), would reasonably be expected to (A) delay or prevent the occurrence of the Closing or (B) make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtaining the Equity Financing, less likely to occur in any material respect; or (iv) adversely impact the ability of Parent or the Company, as applicable, to enforce its rights against the other parties to the Equity Commitment Letters. Any reference in this Agreement to (1) the “Equity Financing” will include the financing contemplated by the Equity Commitment Letters as amended or modified in compliance with this Section 6.13; and (2) the “Equity Commitment Letters” will include such document as amended or modified in compliance with this Section 6.13.
(b)   Taking of Necessary Actions.
(i)   Equity Financing not a Closing Condition.   The Guarantors, Parent and Merger Subs each acknowledge and agree that obtaining the Equity Financing is not a condition to the Closing or the enforcement of the Guarantees. If the Equity Financing has not been funded and to the extent required pursuant to Section 9.5(b), Parent and the Merger Sub will each continue to be obligated, subject to the satisfaction or waiver (to the extent waivable) of the conditions set forth in Article VII, to consummate the Mergers, including by taking the actions required to be taken by Parent and the Merger Subs pursuant to Section 6.13(b)(i).
(ii)   Equity Commitment Letters.   Subject to the terms and conditions of this Agreement, Parent and Merger Subs will use reasonable best efforts to (A) maintain in effect the Equity Commitment Letters in accordance with the terms and subject to the conditions thereof; (B) comply with its obligations under the Equity Commitment Letters; (C) satisfy, on a timely basis, the conditions to funding the Equity Financing in the Equity Commitment Letters, if any, that are within its control; (D) consummate the Equity Financing at or prior to the Closing, including causing Guarantors to fund the Equity Financing at the Closing; and (E) enforce its rights pursuant to the Equity Commitment Letters, on the terms and subject to the conditions set forth therein. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require, and in no event shall the “reasonable best efforts” of Parent or Merger Subs be deemed or construed to require, Parent or Merger Subs to (x) seek the Equity Financing from any source other than those counterparty to, or in any amount in excess of that contemplated by, the Equity Commitments Letters, (y) incur or pay any fees or other amounts in excess of those contemplated by the Equity Commitment Letters (whether to secure waiver of any conditions contained therein or otherwise) or (z) waive any of the conditions to the Closing set forth in Article VII.
(c)   Information from Parent.   Parent and Merger Subs shall give the Company prompt notice following Parent or Merger Subs obtaining knowledge (A) of any material breach (or threatened material breach) or material default (or any event or circumstance that, with or without notice or lapse of time, or both, would reasonably be expected to give rise to any material breach or material default) by any party to any of the Equity Commitment Letters; (B) of any dispute among any parties to any of the Equity Commitment Letters with respect to the Equity Commitment Letters or the Equity Financing; and (C) if for any reason Parent or Merger Subs at any time believes that it will not be able to obtain all or any portion of the Equity Financing necessary to consummate the transactions contemplated hereby. Parent will provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as soon as reasonably practical after the date that the Company delivers a written request therefor to Parent.
6.14.   Other Actions by the Company.
(a)   Takeover Laws.   The Company, the Company Board and the Special Committee shall (i) take reasonable actions within their power to ensure that no Takeover Law or any anti-takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) is or becomes applicable to this Agreement, the Support Agreement, the Mergers or the other transactions contemplated by this Agreement and the Support Agreement; (ii) not take any action that would cause any Takeover Law or any anti- takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) to become applicable to this Agreement, the Support Agreement, the Mergers or the other transactions contemplated by this Agreement and the Support Agreement; and (iii) if the restrictions of any Takeover Law or any anti-takeover provision in the Company’s certificate of incorporation or bylaws (including, for the avoidance of doubt, Article Tenth of the Company’s certificate of incorporation) are or become applicable to this Agreement, the Support Agreement, the Mergers or the other transactions contemplated by this Agreement and the Support Agreement, the Company, the Company Board and the Special Committee shall take all actions within their power, to the extent permitted by applicable Law, to ensure that the Mergers or such other transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effects of such Law or provision of the Company’s certificate of incorporation or by-laws on such transactions.
(b)   Section 16 Matters.   The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Company Merger Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
6.15.   Obligations of Parent.
(a)   Parent, in its capacity as the sole stockholder of Company Merger Sub, shall, in accordance with applicable Law and its certificate of incorporation and bylaws, approve and adopt this Agreement by written consent immediately following its execution and shall deliver a copy of such written consent to the Company.
(b)   Prior to the Company Merger Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person to obtain any equity interests (or rights to obtain any equity interests) in Parent if such action would, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
6.16.   Tax Matters.
(a)   Parent shall prepare, or cause to be prepared, each Pre-Closing Flow-Through Tax Return required to be filed after the Closing with respect to each of Focus LLC and Focus Operating LLC, and each material Pre-Closing Flow-Through Tax Return required to be filed after the Closing with respect to each of their respective Subsidiaries, in a manner consistent with past practice, except to the extent otherwise required by applicable Law or this Agreement. To the extent applicable and to the extent permissible under Section 706 of the Code, all items of income, gain, loss, deduction and credit allocable to the Focus LLC Units held by the Legacy Unitholders immediately prior to the Vested Units Exchanges or the Rollover, as applicable, shall be allocated between the Legacy Unitholders, Parent, and the Surviving Corporation based on an interim closing of the books on the Closing Date pursuant to Section 706 of the Code and the Treasury Regulations promulgated thereunder. Parent shall not, and shall cause its Subsidiaries (including, after the Closing, the Surviving Corporation and the Surviving LLC) not to, file or amend any Pre-Closing Flow-Through Tax Return with respect to Focus LLC or any of its Subsidiaries in a manner that would reasonably be expected to have a material and disproportionate adverse impact on the Legacy Unitholders without the prior written consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).
(b)   After the Closing, the Securityholder Representative shall, at the sole cost of the Legacy Unitholders, be entitled to participate in any audit, examination, contest, litigation or other proceeding relating to Pre-Closing Flow-Through Tax Returns (each, a “Pre-Closing Flow-Through Contest”) with respect to Focus LLC or any of its Subsidiaries that would reasonably be expected to have a material and disproportionate adverse impact on the Legacy Unitholders, and none of Parent, the Surviving Corporation, the Surviving LLC or any of their Affiliates shall settle or compromise any such proceeding in a manner that is reasonably expected to have a material and disproportionate adverse impact on the Legacy Unitholders without the prior written consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).
(c)   The Parties and the Securityholder Representative shall cooperate as and to the extent reasonably requested by any other Party or the Securityholder Representative in connection with the filing of any Tax Returns described in Section 6.16(a) or any Action with respect to the Taxes or Tax Returns of Focus LLC or any of its Subsidiaries described in Section 6.16(b). Such cooperation shall include the retention and (upon the other Party’s or the Securityholder Representative’s request) the provision of records and information that are reasonably relevant to any such Tax Return or Action and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
(d)   Notwithstanding anything to the contrary in this Agreement, the Parties and Securityholder Representative agree and acknowledge that (i) with respect to any Pre-Closing Flow-Through Tax Return or any Pre-Closing Flow-Through Contest of Focus LLC or any of its Subsidiaries, at the request of Parent or the Surviving Corporation, a “push-out” election under Section 6226 of the Code and the Treasury Regulations thereunder (and any analogous provisions of state or local income tax law) shall be made, and the Parties and the Securityholder Representative shall cooperate to cause (including by causing any “partnership representative” or “designated individual” to cooperate to cause) any such election to be made, (ii) an election under Section 754 of the Code (and any analogous provisions of state or local income tax law) shall be in effect or otherwise made with respect to Focus LLC and its Subsidiaries treated as partnerships for U.S. federal income tax purposes for the taxable period including the transactions contemplated by this Agreement, and (iii) for U.S. federal (and applicable state and local income tax purposes), the Vested Units Exchange shall be treated as sales or exchanges governed by Sections 1001 and 741 of the Code, and the Parties agree to file all tax returns consistent with Section 6.16(d)(iii) unless otherwise required by applicable law or by a final “determination” within the meaning of Section 1313 of the Code.
6.17.   Tax Receivable Agreements Payoff.   Not later than 60 days prior to the Closing Date, the Company shall deliver drafts of the Early Termination Notices and Early Termination Schedules (collectively, the “Draft Early Termination Documents”) with respect to the Early Termination Payments (each as defined in the Tax Receivable Agreements) to be made in connection with the Closing under the Tax Receivable Agreements (including with respect to issuance of the TRA Notes (as defined in the applicable TRA Holder Agreement) and any calculations with respect thereto), together with reasonable supporting materials, to Parent for its review and consent (such consent not to be unreasonably withheld, conditioned or delayed). Upon request by Parent, the Company shall reasonably cooperate to provide access to its workpapers and authorized representatives with respect to the Draft Early Termination Documents. Within 20 days of the receipt of the Draft Early Termination Documents, Parent shall deliver to the Company a statement setting forth any reasonable objections (an “Objections Statement”), together with reasonable supporting detail as to any such disputed items. If an Objections Statement is timely delivered, the Company and Parent shall negotiate in good faith to resolve any such objections set forth therein, but if they do not reach a final resolution within 10 days after the delivery of the Objections Statement, the Company and Parent shall submit any dispute to an independent accounting firm or law firm of nationally recognized standing reasonably satisfactory to the Company and Parent (who shall not have any material relationship with the Company or with Parent or its Affiliates) (the “Independent Expert”), and the Company and Parent shall use reasonable best efforts to cooperate with the Independent Expert and cause the Independent Expert to resolve any disputed items in accordance with the terms of the Tax Receivable Agreements as promptly as reasonably possible prior to the Company Merger Effective Time, but in any case no later than five days prior to the Closing Date. The Draft Early Termination Documents, as finally agreed by the Company and Parent or as revised for any resolution by the Independent Expert of a disputed item (the “Agreed Early Termination Documents”), shall be final and binding on the Parties, except as otherwise mutually agreed by the Parties, and subject to the provisions and procedures set forth in the Tax Receivable Agreements.
6.18.   Cooperation with Debt Financing.
(a)   Prior to the Closing Date, the Company shall, and shall cause its Subsidiaries to, and shall use reasonable best efforts to cause its and their respective Representatives (including legal and accounting representatives) to, provide to Parent and Merger Sub, in each case at Parent’s sole cost and expense, such cooperation as is customary and reasonably requested by Parent in connection with the arrangement and obtainment of debt financing in connection with the transactions contemplated by this Agreement or any high-yield bonds (collectively, the “Debt Financing”), including:
(i)   furnishing Parent and Merger Subs (and Parent and Merger Subs may then furnish to applicable Financing Sources) as promptly as practicable with the Required Information; provided that the filing of the Required Information on Form 10-K and Form 10-Q by the Company will satisfy the requirements of this clause (i);
(ii)   using reasonable best efforts to cause senior management of the Company, with appropriate seniority and expertise, to assist in the preparation for and to participate in a reasonable number of investor and lender meetings (including customary one-on-one meetings and calls that are requested in advance with or by the parties acting as lead arrangers or agents for, and prospective lenders of, the Debt Financing), presentations, road shows, due diligence sessions (including accounting due diligence sessions), drafting sessions and sessions with rating agencies in connection with the Debt Financing at reasonable times and locations mutually agreed, and to assist Parent in obtaining ratings in connection with the Debt Financing;

(iii)   using reasonable best efforts to provide assistance with the preparation by Parent and the Financing Sources of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, syndication memoranda, offering memoranda, lender presentations, confidential information memoranda and other customary marketing documents required in connection with the Debt Financing (collectively, the “Debt Marketing Materials”), including (A) furnishing (w) business and financial projections reasonably requested by Parent, (x) information reasonably necessary to prepare risk factors, (y) records, data or other information reasonably available and necessary to support any statistical information or claims relating to the Company appearing in the Debt Marketing Materials and (z) customary executed certificates of the chief financial officer (or other comparable officer) of the Company with respect to financial information (including pro forma financial information) included in the Debt Marketing Materials and (B) executing and delivering customary authorization letters in connection with bank information memoranda and lender presentations (which include customary 10b-5 and material non-public information representations and shall be reasonably acceptable to the Company in all respects);
(iv)   using reasonable best efforts to cooperate with the Financing Sources’ due diligence, to the extent customary and reasonably requested;
(v)   using reasonable best efforts to provide reasonable and customary assistance to Parent in connection with Parent’s preparation of pro forma financial statements of the Company and its Subsidiaries of the type necessary or reasonably requested by the Financing Sources to be included in any Debt Marketing Materials in respect of the Debt Financing, including by providing financial and other pertinent information regarding the Company and its Subsidiaries and their respective businesses; provided, that neither the Company nor any of its Subsidiaries or Representatives shall be required to provide any information or assistance relating to (A) other than with respect to the Existing Credit Document and any other Indebtedness of the Company and its Subsidiaries that is anticipated to remain outstanding following the Closing, the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses relating to such debt and equity capitalization, (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing or (C) any information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company; provided, further, that the Company shall not be responsible for the preparation of any such pro forma financial statements, which shall be prepared solely by Parent;
(vi)   using reasonable best efforts to assist in the preparation, execution and delivery of definitive financing documents, including any credit agreements, notes, indentures, guarantee and collateral documents, pledge and security documents, customary closing certificates and documents and back-up therefor and for legal opinions in connection with the Debt Financing (including executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company) and other customary documents (including executing and delivering any certificate from an Authorized Officer pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document) as may be reasonably requested by Parent or the Financing Sources and otherwise facilitating the pledging of, grant of security interests in and obtaining of perfection of any liens on collateral in connection with the Debt Financing; provided that (except in the case of (A) a customary certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (B) the authorization letters set forth in clause (iii) above, (C) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (x) below and (D) the certificate of an Authorized Officer that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document), (I) none of the documents or certificates shall be executed or delivered except in connection with the Closing, (II) the effectiveness thereof shall be conditioned upon, or become operative as of or after, the occurrence of the Closing and (III) no liability shall be imposed on the Company or any of its Subsidiaries or any of their respective officers or employees prior to the Closing Date;
(vii)   providing all documentation and other information about the Company and its Subsidiaries as is reasonably requested under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001, as amended from time to time) and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time) and providing a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230, in each case, at least four (4) Business Days prior to the Closing Date to the extent requested in writing at least nine (9) Business Days prior to the Closing Date;
(viii)   using reasonable best efforts to ensure that the syndication efforts for the Debt Financing benefit from the Company’s existing lending and banking relationships;
(ix)   using reasonable best efforts to take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent or any Financing Sources to permit the consummation of the Debt Financing; provided that (i) no such actions shall be required to be effective prior to the Closing, and (ii) no such action shall be required of any director or officer of the Company that is not continuing in such capacity following the Closing Date;
(x)   using reasonable best efforts to cause Deloitte & Touche LLP (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in an offering memorandum) to (1) furnish to Parent and the Financing Sources, consistent with customary practice, customary comfort letters (including “negative assurance” comfort and change period comfort) and consents, together with drafts of such comfort letters that such independent auditors of the Company are prepared to deliver upon “pricing” and “closing” of any high-yield bonds, and deliver such comfort letters upon the “pricing” and “closing” of any such high-yield bonds, with respect to financial information relating to the Company as reasonably requested by Parent or the Financing Sources, as necessary or customary for financings similar to the Debt Financing and (2) attend accounting due diligence session and drafting sessions;
(xi)   using reasonable best efforts to cooperate with Parent to satisfy the conditions precedent to the Debt Financing to the extent within the control of the Company; and
(xii)   furnishing Parent and Merger Subs as promptly as practicable with any notices received by the Company or any of its Subsidiaries from any administrative agent or lender under the Existing Credit Document;
provided, that:
(A) in no event shall the Company or any of its Subsidiaries be required to provide any such cooperation to the extent it interferes unreasonably with the ongoing operations of the Company and its Subsidiaries;
(B) no obligation of the Company or any of its Subsidiaries or any of their respective Representatives on account of the Debt Financing shall be effective until the Closing Date (except in the case of (1) any certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (2) the authorization letters set forth in clause (iii) above, (3) the “know-your-customer” and anti-money laundering documents contemplated in clause (vii) above, (4) any certificate of the chief financial officer (or other comparable officer) of the Company reasonably required by Parent’s counsel in connection with the delivery of any legal opinions such counsel may be required to deliver (including the certificates set forth in clauses (iii) and (vi) above), (5) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause

(x) above and (6) any certificate of an Authorized Officer that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document));
(C)   in no event shall the Company or any of its Subsidiaries be required to pay any commitment or other fee, enter into any definitive agreement or agree to provide any indemnity in connection with the Debt Financing that is effective prior to the Closing Date;
(D)   nothing in this Section 6.18 shall require any action that would conflict with or violate the Company’s or any of its Subsidiaries’ organizational documents or any applicable Laws or result in, prior to the Closing Date, the contravention of any Material Contract to which the Company or its Subsidiaries is a party;
(E)   neither the Company or its Subsidiaries nor any Persons who is a director, officer or employee of the Company or its Subsidiaries shall be required to (x) pass resolutions or consents to approve or authorize the execution of the Debt Financing (except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing), or (y) execute any document or Contract (except in the case of (1) any certificate of the chief financial officer (or other comparable officer) of the Company described in clause (iii)(A)(z) above that is required to be delivered upon “pricing” and closing of the high-yield bonds, (2) the authorization letters set forth in clause (iii) above, (3) the representation letters required by the Company’s auditors in connection with the delivery of “comfort letters” set forth in clause (x) above, (4) the “know-your-customer” and anti-money laundering documents contemplated in clause (vii) above prior to the occurrence of the Closing in connection with the Debt Financing and (5) any certificate of an Authorized Officer that is required to be delivered pursuant to the definition of “Permitted Other Indebtedness” in the Existing Credit Document) prior to the occurrence of the Closing in connection with the Debt Financing;
(F) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to disclose or provide any information in connection with the Debt Financing, the disclosure of which, in the judgment of the Company, is subject to attorney-client privilege or could result in the disclosure of any trade secrets or the violation of any confidentiality obligation; provided, that the Company or such Subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, the Company shall, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality;
(G) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to prepare or deliver (except to the extent constituting Required Information), (x) any financial information in a form not customarily prepared by the Company or its Subsidiaries in the ordinary course of their business, (y) any financial information with respect to a fiscal period that has not yet ended or (z) any pro forma financial information or projections (without waiver of the obligations of the Company set forth in clause (v) above);
(H) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to disclose or provide any information in connection with the Debt Financing, the disclosure of which, in the judgment of the Company, would require the Company to make public such information in compliance with Regulation FD under the Exchange Act, except as contemplated by Section 6.18(e);
(I) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to deliver any legal opinion in connection with the Debt Financing;
(J) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to take any action that would cause the Company or any of its Subsidiaries to breach any representation, warranty, covenant or agreement in this Agreement; and

(K) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to take any action that could reasonably be expected to cause any director, officer or employee or stockholder of the Company or any of its Subsidiaries to incur personal liability or to make any representation, warranty or certification which the Company has determined in good faith is not true.
(b)   Parent shall, in the event the Closing shall not occur, (x) promptly, upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including (A) reasonable and documented attorneys’ fees and (B) reasonable and documented fees and expenses of the Company’s accounting firms engaged to assist in connection with the Debt Financing, including performing additional requested procedures, reviewing any offering documents, participating in any meetings and providing any comfort letters) incurred by the Company or any of its Subsidiaries or their respective Representatives in connection with the cooperation of the Company and its Subsidiaries and Representatives contemplated by Section 6.18(a) (it being understood that the reimbursement set forth in this paragraph shall not apply to any fees, costs and expenses incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements); and (y) indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses actually suffered or incurred by any of them in connection with the arrangement of the Debt Financing (including the performance of their respective obligations under this Section 6.18) and any information used in connection therewith, in each case other than to the extent any of the foregoing was suffered or incurred as a result of (I) the fraud, bad faith, gross negligence or willful misconduct of, or a material breach of this Agreement by, the Company, any of its Subsidiaries or any of their respective Representatives or (II) information provided by or on behalf of the Company, any of its Subsidiaries or any of their respective Representatives (the obligations set forth in this paragraph collectively, the “Reimbursement Obligations”).
(c)   The Company hereby consents to the use of its logos, names and trademarks in connection with the Debt Financing; provided that Parent and Merger Subs shall ensure that such logos, names and trademarks are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or the Company’s reputation or goodwill.
(d)   The Company shall, and shall cause its Subsidiaries to, supplement the Required Information on a reasonably current basis to the extent that any such Required Information, to the knowledge of the Company or any Subsidiary, when taken as a whole and in light of the circumstances under which such statements were made, contains any material misstatement of fact or omits to state any material fact necessary to make such information not materially misleading.
(e)   At the reasonable request of Parent, and subject to the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall use reasonable best efforts to make public, in a customary form and manner reasonably acceptable to Parent and in compliance with Regulation FD under the Exchange Act (“Regulation FD”), certain information identified by Parent relating to the Company for purposes of permitting such information to be included in the Debt Marketing Materials to be provided to potential investors who do not wish to receive material nonpublic information with respect to any of the Company, its Subsidiaries or any of their respective securities (to the extent it is customary to so include such information).
(f)   Notwithstanding anything to the contrary in this Agreement, a breach of the obligations of the Company under this Section 6.18, shall not be asserted as the basis for (i) any conditions set forth in Article VII to consummate the Mergers having not been satisfied or (ii) the termination of this Agreement pursuant to Section 8.1(e), in each case, unless (A) such breach is a Willful Breach of this Section 6.18, (B) Parent has provided the Company with notice in writing of such breach (with reasonable specificity as to the basis for any such breach and its materiality) and the Company has failed to cure such breach in a timely manner) and (C) such breach is the proximate cause of the Debt Financing not being consummated.
6.19.   Client Notices and Consents.
(a)   Non-Fund Clients   If written consent to the assignment of an Advisory Contract with any Non-Fund Client as a result of the transactions contemplated by this Agreement is expressly required by such Non-Fund Client’s Advisory Contract (each, a “Written Consent Client”), the Company shall cause the relevant RIA Subsidiary to (i) no earlier than the No-Shop Period Start Date (or, if applicable, the Cut-Off Time) and no later than two Business Days following the date on which the Requisite Company Stockholder Approvals have been obtained, send a notice, substantially in the form attached hereto as Exhibit D-1 mutually agreed to between Parent and the Company, in respect of the transactions contemplated by this Agreement, to each Written Consent Client (an “Affirmative Consent Notice”) and (ii) use its reasonable best efforts to obtain such consent with respect to each Written Consent Client prior to the Closing Date, including, without limitation, by sending a second notice substantially in the form of the Affirmative Consent Notice to any Written Consent Client that has not provided such consent (or objected to providing such consent) within 30 days of the date of such Written Consent Client’s Affirmative Consent Notice. If consent other than written consent to the assignment of an Advisory Contract with any Non-Fund Client as a result of the transactions contemplated by this Agreement is permitted under applicable Law and the terms of the applicable Investment Contract or if such Investment Contract is silent as to the type of consent required (each, a “Negative Consent Client”), the Company shall cause the relevant RIA Subsidiary to (x) no earlier than the No-Shop Period Start Date (or, if applicable, the Cut-Off Time) and no later than two Business Days following the date on which the Requisite Company Stockholder Approvals have been obtained, send a notice, substantially in the form attached hereto as Exhibit D-2, in respect of the transactions contemplated by this Agreement, to each Negative Consent Client (a “Negative Consent Notice” and together with the Affirmative Consent Notice, the “Client Consent Notices”) and (y) use its reasonable best efforts to obtain such consent with respect to each Negative Consent Client who has objected to the transactions contemplated hereby prior to the Closing Date. The Company shall provide Parent written notice of the date that Client Consent Notices have been sent to all Non-Fund Clients (the “Notice Date”) no later than two Business Days following the Notice Date.
(b)   Private Fund Clients.   With respect to each Advisory Client that is a Private Fund (the “Private Fund Clients”), the Company shall, in accordance with applicable Law and the applicable Fund Documents, use its reasonable best efforts to obtain, as soon as reasonably practicable following the date on which the Requisite Company Stockholder Approvals have been obtained, and in any event prior to the Closing, the requisite consent of each such Advisory Client to the deemed “assignment” (as defined in the Investment Advisers Act) of each such Advisory Client’s Advisory Contract (including, as applicable, the consent of any applicable requisite percentage of the board of directors, advisory committee, investment committee, or investors therein).
(c)   Registered Fund Clients.
(i)   With respect to each Advisory Client that is a Registered Fund, the Company shall cause each RIA Subsidiary (as applicable) to use its reasonable best efforts to (A) promptly following the date hereof, solicit the board of directors or other similar governing body (each, a “Fund Board”) to approve (y) a new Advisory Contract with such RIA Subsidiary, and (z) an interim Advisory Contract in conformity with Rule 15a-4 under the Investment Company Act (each, an “Interim Advisory Contract”), as applicable depending on whether shareholder approval has been obtained, in each case, to be effective as of the Closing, (B) no later than two Business Days following the date the Requisite Company Stockholder Approvals have been obtained, solicit the shareholders of each such Registered Fund to approve the applicable new Advisory Contract, each in accordance with the applicable provisions of the Investment Company Act, any other applicable Laws and Section 6.19(c)(ii) below and (C) prior to the Closing Date, obtain approval of the Fund Board of each Advisory Client that is a Registered Fund to an Interim Advisory Contract. Except as otherwise consented to in writing by Parent (not to be unreasonably withheld), each such new Advisory Contract, and Interim Advisory Contract (as applicable), shall be on substantially the same terms and conditions (and identical terms with respect to advisory fees) as the current Advisory Contract (except as permitted or required under Rule 15a-4 of the Investment Company Act).
(ii)   For purposes of obtaining the shareholder approval of each Registered Fund described in Section 6.19(c)(i) above, the Company shall cause each RIA Subsidiary to use its reasonable best efforts: (A) to request, as promptly as practical following receipt of the approval by any Fund Board of a new Advisory Contract, such Fund Board to call a meeting of the shareholders of such

Registered Fund to be held as promptly as reasonably practical in accordance with the organizational documents of each Registered Fund for the purpose of voting upon a proposal to approve (in the requisite manner) such new Advisory Contract; (B) to cause to be prepared and filed with the SEC and all other applicable Governmental Authorities, as promptly as practical following receipt of the approval by the Fund Board of a new Advisory Contract, all proxy solicitation materials required to be distributed to the shareholders of such Registered Fund with respect to the actions recommended for shareholder approval by such Fund Board and to mail (or to cause to be mailed) such proxy solicitation materials as promptly as practical after clearance thereof by the SEC (if applicable); and (C) to request such Fund Board to submit, as promptly as practical following the mailing of such proxy materials, to the shareholders of such Registered Fund for a vote at a shareholders meeting the actions recommended for shareholder approval by such Fund Board. The Parent shall provide reasonable cooperation with the Company and the relevant RIA Subsidiary in connection with obtaining the approvals contemplated in this Section 6.19(c). The Parent shall be provided a reasonable opportunity to review and comment on the proxy and related materials distributed in connection with the approvals described in this Section 6.19(c) at least five days prior to the preliminary filing of such materials with any Governmental Authority, and the Company shall consider in good faith Parent’s reasonable comments to the proxy and related materials. The RIA Subsidiaries agree that all proxy materials for any Registered Fund, at the time they are filed and at the time they are delivered to shareholders, shall comply with all applicable Laws, and none of the information in any such proxy materials will, at the time such proxy materials are mailed or otherwise delivered to the shareholders of the applicable Registered Fund, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall bear all fees and expenses incurred by the Company, the RIA Subsidiaries or any of their Affiliates in connection with such solicitations, proxies and approvals.
(iii)   As soon as reasonably practicable following the date hereof, the Company shall (and shall cause the RIA Subsidiary to) use its reasonable best efforts to cause each Registered Fund, to the extent then engaged in a public offering of its shares, to (A) file supplements to its prospectus forming a part of its registration statement then currently in use, which supplements or amendments shall reflect changes as necessary in such Registered Fund’s affairs as a consequence of the transactions contemplated by this Agreement, and (B) make any other filing necessary under any applicable Law to satisfy disclosure requirements to enable the public distribution of the shares of such Registered Fund to continue. The Parent shall have the right to provide reasonable comments on such materials to the same extent as provided in Section 6.19(c)(ii).
(d)   From and after the date hereof, if (i) any RIA Subsidiary enters into an Advisory Contract with a new Advisory Client, the Company shall cause the relevant RIA Subsidiary to disclose to, and obtain consent from, each such prospective new Advisory Client to the deemed “assignment” (as defined in the Investment Advisers Act) of such new Advisory Clients’ Advisory Contract(s) that will result upon the consummation of the transactions contemplated by this Agreement in a manner consistent with the language set forth in the Affirmative Consent Notice, or (ii) the Company or any RIA Subsidiary acquires any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), that is registered with the SEC as an investment adviser under the Investment Advisers Act (a “Prospective RIA Subsidiary”), the Company shall cause such Prospective RIA Subsidiary, in connection with such transaction, to disclose to, and obtain consent from, each of its advisory clients to the deemed “assignment” (as defined in the Investment Advisers Act) of such advisory clients’ advisory contract(s) that will result upon the consummation of the transactions contemplated by this Agreement, in a manner consistent with Sections 6.19(a), 6.19(b) and 6.19(c), as applicable.
(e)   Notwithstanding anything to the contrary contained herein, in connection with obtaining the consent of any Advisory Client to the assignment of its Advisory Contract, neither the Company nor any RIA Subsidiary shall agree to any economic concessions or other material change to any Advisory Contract without Parent’s prior written consent (which may not be unreasonably withheld or delayed). The Company shall keep Parent reasonably informed of the status of the Company’s efforts to obtain the Advisory Client consents to be requested under this Section 6.19, and upon Parent’s request, the

Company shall provide Parent with a summary of the Advisory Clients who have, at that point in time, declined to provide consent to the deemed assignment of their advisory contracts. Parent shall have the reasonable opportunity to review drafts of the Client Consent Notices and any other materials contemplated by this Section 6.19 in advance of dissemination of such materials to the applicable recipients thereof and the Company shall consider in good faith Parent’s reasonable comments to such drafts reviewed prior to such dissemination.
(f)   The Company shall keep Parent reasonably informed of the status of the Company’s efforts to obtain the consents to be requested under this Section 6.19. From and after the date hereof, the Company shall use its reasonable best efforts to prepare and deliver to the Parent, at least five, but no more than 10, Business Days prior to the Closing Date, a schedule setting forth (x) the aggregate Advisory Revenue of Non-Fund Clients that have refused or failed to consent as of such date, and (y) the aggregate Advisory Revenue of Private Fund Clients that have not provided consent as of such date.
6.20.   FINRA and State BD Approvals.   The Company shall cause each of the BD Subsidiaries to make and submit (or make and submit as a single joint filing, as permitted by FINRA), as soon as reasonably practicable following the date hereof (i) a continuing membership application under FINRA Rule 1017 to FINRA for approval of the change of control of the BD Subsidiaries resulting from the transactions contemplated herein (including all supplements, revisions and amendments thereto, each a “CMA”) and use its reasonable best efforts to obtain such approval as soon as reasonably practicable, including by requesting that FINRA consider such application for its “fast track” review process (collectively, the “FINRA Approvals”), and (ii) applications for approval of, or notice filings required under, applicable state securities Laws with respect to, a change in ownership or control of each BD Subsidiary (collectively, the “State BD Approvals”). Parent shall have the right to review, provide comments on and approve the CMA for each of the BD Subsidiaries prior to submission in advance of the filing of such materials. The Company shall consider in good faith Parent’s reasonable comments to the CMA for each of the BD Subsidiaries. The Company shall not permit any BD Subsidiary to file a CMA that has not been approved by Parent. The Company shall promptly apprise Parent of the occurrence and substance of each material communication from or to FINRA or the SEC with respect to the CMA for any BD Subsidiary. Without the prior written consent of Parent, the Company shall not, and shall not permit any BD Subsidiary to, agree to any non-de minimis restriction on the operation of any BD Subsidiary as a condition to FINRA’s approval of any CMA. The Company and Parent shall cooperate (and cause their respective Affiliates to cooperate) with each other and with FINRA and state securities authorities in connection with such filings and resolving any inquiries from FINRA and state securities authorities in connection therewith, shall promptly provide any supplemental information requested in connection with such filings, and shall use reasonable best efforts to obtain FINRA’s approval of the CMA and State BD Approvals for each of the BD Subsidiaries.
6.21.   FIRPTA Certificate and IRS Form.   At or prior to the Closing, (i) the Company shall deliver to Parent and Merger Subs a certificate and IRS notice in form and substance required under Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c) stating that the Company is not and has not been during the relevant period a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code, and (ii) the Company shall, and shall cause its Subsidiaries to, cooperate in causing each holder of equity interests in Focus LLC (other than the Company and its wholly owned Subsidiaries) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code to deliver a properly completed and duly executed IRS Form W-9 or any other non-foreign affidavit, dated as of the Closing Date in form and substance required by Code Sections 1445 and 1446 and the Treasury Regulations thereunder. The Company shall, and shall cause its Subsidiaries to, cooperate with Parent in connection with the computation and verification of any amounts required to be withheld under Code Section 1446(f) with respect to the transactions contemplated by this Agreement, including any “amount realized” as determined under Code Section 1446(f) (including, without limitation, by providing a certification as described in Treasury Regulations Section 1.446(f)-2(c)(2)(ii)(C)). Notwithstanding anything to the contrary in this Agreement, (i) a breach of the obligations of the Company under this Section 6.21 will not be taken into account for purposes of determining whether any conditions set forth in Article VII have been satisfied and (ii) Parent’s and Merger Subs’ sole recourse in the event of the breach of the obligations of the Company under this Section 6.21 will be to deduct or withhold, or cause to be deducted or withheld, from any amounts otherwise payable pursuant to this Agreement as provided in Section 4.4(g).

6.22.   Notification of Certain Matters.
(a)   During the Pre-Closing Period, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy, or failure would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Subs to consummate the Mergers set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of the Company that is set forth in this Agreement or the conditions to the obligations of Parent and Merger Subs to consummate the Mergers or the remedies available to the Parties under this Agreement.
(b)   During the Pre-Closing Period, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Subs in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Merger Subs to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Subs that is set forth in this Agreement or the conditions to the obligations of the Company to consummate the Mergers or the remedies available to the Parties under this Agreement.
(c)   Notwithstanding anything to the contrary in this Agreement, a breach of the obligations of the Company or Parent under this Section 6.22 will not be taken into account for purposes of determining whether any conditions set forth in Article VII have been satisfied.
6.23.   Transfer Restrictions.   The Company, in its capacity as Managing Member of Focus LLC, hereby consents to any Transfer (as defined in the Focus LLC Agreement) of the Rollover Units as contemplated by the Support Agreement. The Company acknowledges and agrees that this Section 6.23 fulfills any consent or notice requirements for the Transfer of the Rollover Units (including the consent requirements set forth in Section 8.1 of the Focus LLC Agreement) and that no other consent or notice is required pursuant to the Focus LLC Agreement. Following the date hereof, the Company, in its capacity as Managing Member, shall not consent to any Transfer of the Focus LLC Units (except as set forth in this Section 6.23) without the prior written consent of Parent.
6.24.   Topco Board.   Parent shall take such actions as required such that as of the Company Merger Effective Time and immediately thereafter,
(a)   a majority of the Voting Stock (as defined in the Existing Credit Facility) of Ferdinand FFP Ultimate Holdings, LP (“Topco”), which from and immediately after the Company Merger Effective Time shall indirectly own a majority of the Voting Stock of the Company and Focus LLC, shall be owned by Permitted Holders (as defined in the Existing Credit Facility) and (b) Permitted Holders shall be entitled to designate a majority of the members of the board of directors (or equivalent governing body) of Topco and, indirectly, Focus LLC.
ARTICLE VII
Conditions
7.1.   Conditions to Each Party’s Obligation to Effect the Mergers.   The respective obligation of each Party to effect the Mergers is subject to the satisfaction or waiver (except with respect to Section 7.1(a), which shall not be waivable) at or prior to the Closing of each of the following conditions:
(a)   Requisite Company Stockholder Approvals.   The Requisite Company Stockholder Approvals shall have been obtained.
(b)   Antitrust Clearance.   The waiting period applicable to the consummation of the Mergers under the HSR Act shall have expired or been terminated and the approvals, clearances or expirations of waiting periods under the other Antitrust Laws set forth on Section 7.1(b) of the Company Disclosure Schedule shall have been obtained or deemed obtained as a result of the expiry of applicable waiting periods.
(c)   Laws or Orders.   No court or other Governmental Authority of competent jurisdiction shall have enacted, announced, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Merger.
7.2.   Conditions to Obligations of Parent and Merger Subs.   The obligations of Parent and Merger Subs to effect the Mergers are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a)   Representations and Warranties.   (i) The representation and warranty of the Company set forth in Section 5.1(g)(ii) (Absence of Material Adverse Effect) and Section 5.1(w) (Existing Credit Document) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date; (ii) each of the representations and warranties of the Company set forth in Section 5.1(b)(i), Section 5.1(b)(iv) and Section 5.1(b)(v) (Capital Structure) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any inaccuracies that would result in no more than a de minimis increase in the aggregate amount of the Merger Consideration;
(iii)   each of the representations and warranties of the Company set forth in the first sentence of Section 5.1(a) (Organization, Good Standing and Qualification), Section 5.1(b)(ii) (Capital Structure), the first sentence of Section 5.1(b)(iii) (Capital Structure), Section 5.1(b)(vi) (Capital Structure), Section 5.1(c) (Corporate Authority; Approval and Fairness), Section 5.1(m) (Takeover Statutes) and Section 5.1(u) (Brokers and Finders): (A) to the extent not qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth therein, shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (B) to the extent qualified or limited by the word “material,” “materiality” or “Material Adverse Effect” as set forth therein, shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be true and correct as of such particular date or period of time); and (iv) the other representations and warranties of the Company set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   No Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.
(d)   Vested Units Exchanges.   The Vested Units Exchanges shall have occurred in accordance with the terms of Section 1.1 and effective as of immediately prior to the LLC Merger Effective Time.

(e)   Company Closing Certificate.   Parent and Merger Subs shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.2(a), Section 7.2(b),Section 7.2(c) and Section 7.2(d) are satisfied.
(f)   Other Regulatory Approvals.   The approvals, clearances or expirations of waiting periods set forth in Section 7.2(f) of the Company Disclosure Schedule shall have been obtained.
(g)   FINRA Consent.   FINRA’s approval of the CMA for each of the BD Subsidiaries shall have been obtained; provided, that the condition set forth in this Section 7.2(g) shall be deemed satisfied if (i) 30 calendar days shall have elapsed after FINRA has accepted the CMA for such BD Subsidiary as “substantially complete” (as determined by FINRA) and such filing shall not have been rejected; (ii) the Parties shall have notified FINRA after FINRA has accepted such CMA as “substantially complete” and at least five (5) days before the Closing that the Parties intend to consummate the Closing without final, written approval from FINRA of the CMA for such BD Subsidiary; (iii) FINRA shall have informed the Parties that it would not impose any interim restrictions that would have a material adverse effect on such BD Subsidiary if the Closing is consummated without such FINRA approval; and (iv) FINRA shall not have advised at any time prior to the Closing that the Parties are prohibited from consummating the Closing without FINRA’s prior approval of the CMA for such BD Subsidiary or that FINRA expects to disapprove such CMA or grant such CMA only if material restrictions are imposed on such BD Subsidiary.
7.3.   Conditions to Obligation of the Company.   The obligation of the Company to effect the Mergers are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Parent and Merger Subs set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Subs to consummate the Mergers and deliver the Merger Consideration in accordance with Article IV.
(b)   Performance of Obligations of Parent and Merger Subs.   Each of Parent and Merger Subs shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   Parent Closing Certificate.   The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Subs by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) are satisfied.
ARTICLE VIII
Termination
8.1.   Termination.   This Agreement may be terminated and the Mergers and any other transactions contemplated by this Agreement may be abandoned at any time prior to the Company Merger Effective Time:
(a)   by mutual written consent of the Company (provided that such termination has been approved by the Special Committee) and
Parent;
(b)   by either Parent or the Company (provided that such termination has been approved by the Special Committee), if the Mergers shall not have been consummated on or before November 27, 2023 (the “Outside Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of the failure of the Mergers to be consummated by such time;

(c)   by either Parent or the Company, if the Requisite Company Stockholder Approvals shall not have been obtained if a vote shall have been taken thereon at the Company Stockholders Meeting or at any postponement, recess or adjournment thereof taken in accordance with this Agreement;
(d)   by either Parent or the Company, if any court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Mergers and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of such Order;
(e)   by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.2(a), or Section 7.2(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty days after the giving of notice thereof by Parent to the Company describing such breach in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Mergers and any other transactions contemplated by this Agreement or (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);
(f)   by the Company (provided that such termination has been approved by the Special Committee), if there has been a breach by Parent or Merger Subs of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty days after the giving of notice thereof by to the Company to the breaching Party describing such breach in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Mergers and any other transactions contemplated by this Agreement or
(ii)   three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to the Company if it is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.2(a) or Section 7.2(b);
(g)   by Parent, prior to the time the Requisite Company Stockholder Approvals are obtained, if a Change of Recommendation shall have been made or occurred; or
(h)   by the Company (provided that such termination has been approved by the Special Committee), prior to the time the Requisite Company Stockholder Approvals are obtained, in connection with entering into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.2(f); provided that prior to or concurrently with such termination, the Company pays or causes to be paid the Company Termination Fee due to Parent.
8.2.   Effect of Termination and Abandonment.
(a)   The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination. Except to the extent provided in this Section 8.2, in the event of termination of this Agreement in accordance with Section 8.1, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided that the provisions set forth in this Section 8.2 and the second and third sentences of Section 9.1 shall survive the termination of this Agreement. Notwithstanding the previous sentence, but subject to Section 8.2(d) and Section 8.2(e), nothing in this Agreement will relieve any Party from any liability for any fraud or Willful Breach of this Agreement prior to the termination of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement and the Guarantees, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.
(b)   Subject to Section 8.2(d), in the event that this Agreement is terminated:
(i)   A) (1) by either the Company or Parent pursuant to Section 8.1(c) (Requisite Company Stockholder Approvals Not Obtained) or (2) by Parent pursuant to Section 8.1(e) (Company Breach);
(B)   an Acquisition Proposal shall have been made publicly (or otherwise become publicly known) or announced to the Company or the Company Board which Acquisition Proposal has not been withdrawn at least five Business Days prior to the Company Stockholders Meeting or prior to the date of termination in the case of a termination pursuant to Section 8.1(e); and
(C)   within 12 months after such termination, the Company shall have consummated a transaction contemplated by an Acquisition Proposal or shall have entered into an Alternative Acquisition Agreement with respect to any Acquisition Proposal; provided that, for purposes of this Section 8.2(b)(i)(C), the references to “15%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”;
(ii)   by Parent pursuant to Section 8.1(g) (Change of Recommendation); or
(iii)   by the Company pursuant to Section 8.1(h) (Superior Proposal);
then, (1) in the case of Section 8.2(b)(i), within two Business Days after the earlier of the entry into such Alternative Acquisition Agreement and the consummation of such Acquisition Proposal, (2) in the case of Section 8.2(b)(ii), within two Business Days after termination of this Agreement and (3) in the case of Section 8.2(b)(iii), concurrently with termination of this Agreement, the Company shall pay or cause to be paid a termination fee of $150,350,000 (the “Company Termination Fee”) to Parent by wire transfer of immediately available funds to an account designated in writing by Parent; provided, that if the Company terminates this Agreement pursuant to Section 8.1(h) (Superior Proposal) and enters into an Alternative Acquisition Agreement with (y) an Excluded Party prior to the Cut-Off Time or (z) any Person prior to the No-Shop Period Start Date with respect to a Superior Proposal, then the “Company Termination Fee” shall mean an amount equal to $69,392,000.
(c)   Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement; accordingly, if the Company fails to timely pay Parent any amount due pursuant to Section 8.2(b), and, to obtain such payment, Parent commences a suit that results in a judgment against the Company, the Company shall pay to Parent its reasonable, documented and out-of-pocket costs and expenses (including the reasonable, documented and out-of-pocket attorneys’ fees of outside counsel, provided, that, in no event shall attorneys’ fees that are based on a contingency fee, “success” fee or any other type of fee arrangement that is dependent on the outcome of the proceedings be deemed to constitute reasonable, documented and out-of-pocket attorneys’ fees) in connection with such suit, together with interest thereon compounded annually at the prime rate as published in The Wall Street Journal (or if not reported therein, as reported in another authoritative source reasonably selected by the owed Party) in effect on the date such Company Termination Fee was required to be paid from such date through the date of full payment thereof (any such amounts of costs, expenses and interest, the “Enforcement Costs”); provided, that in no event shall the Company be required to pay Enforcement Costs in an aggregate amount exceeding $5 million.
(d)   Limitations on Remedies.
(i)   In no event shall the Company be required to pay a Company Termination Fee on more than one occasion.
(ii)   If this Agreement is validly terminated pursuant to Section 8.1, in circumstances where the Company Termination Fee (if any) is paid pursuant to and in accordance with Section 8.2(b), Parent and Merger Subs’ right to receive the Company Termination Fee, and any Enforcement Costs pursuant to and in accordance with Section 8.2(c), shall be the sole and exclusive remedies of Parent,

Merger Subs and their respective Related Parties against the Company and its Related Parties pursuant to this Agreement and the transactions contemplated hereby, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Mergers or any other transactions contemplated by this Agreement to be consummated. Notwithstanding anything in this Agreement to the contrary, under no circumstances will the collective monetary damages payable by the Company or any of its Affiliates for breaches under this Agreement exceed an amount equal $300,701,000 (the “Company Liability Limitation”). In no event will the Parent or any Parent Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award in excess of the Company Liability Limitation against the Company or any Company Related Party, and in no event will the Parent, Merger Subs or any of their Affiliates be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Company Liability Limitation against the Company or any Company Related Party for, or with respect to, this Agreement or the transactions contemplated hereby (including any breach by the Company or its Subsidiaries), the termination of this Agreement, the failure to consummate the Mergers or any claims or actions under applicable law arising out of any such breach, termination or failure. Other than the obligations of the Company under this Agreement and the Confidentiality Agreement, in no event will the Company or any Company Related Party or any other Person have any liability for monetary damages to Parent or any other Person relating to or arising out of this Agreement or the Merger.
(e)   Notwithstanding anything in this Agreement to the contrary, under no circumstances will the collective monetary damages payable by Parent, Merger Subs or any of their Affiliates for breaches under this Agreement, the Guarantees or the Equity Commitment Letters exceed an amount equal to $300,701,000 plus the Reimbursement Obligations in the aggregate for all such breaches (the “Parent Liability Limitation”). In no event will the Company or any Company Related Party seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award in excess of the Parent Liability Limitation against Parent, any Parent Related Party or any Financing Sources, and in no event will the Company or any of its Subsidiaries be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the Parent Liability Limitation against Parent, any Parent Related Party or any Financing Sources for, or with respect to, this Agreement, the Equity Commitment Letters, the Guarantees or the transactions contemplated hereby and thereby (including any breach by Parent, Merger Subs or the Guarantor), the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable law arising out of any such breach, termination or failure. Other than the Guarantor’s obligations under the Guarantees and the Equity Commitment Letters and other than the obligations of Parent and Merger Subs under this Agreement, the Confidentiality Agreement and the Support Agreement, in no event will Parent, Merger Subs, any of their respective Related Parties, any Financing Sources or any other Person other than Parent, Merger Subs or the Guarantor have any liability for monetary damages to the Company or any other Person relating to or arising out of this Agreement or the Merger.
(f)   Each of the Parties acknowledges and agrees that the Company Termination Fee is not intended to be penalties, but rather are liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which such Company Termination Fee is due and payable, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Mergers and any other transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision.
(g)   Following the termination of this Agreement in accordance with this Article VIII, Parent shall reimburse the Company as and to the extent provided by the Reimbursement Obligations (if any).

ARTICLE IX
Miscellaneous and General
9.1.   Survival.   This Article IX and the agreements of the Company, Parent and Merger Subs contained in Article IV, Section 6.9 (Employee Benefits), Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), Section 6.16 (Tax Matters) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Company Merger Effective Time shall survive the consummation of the Mergers. This Article IX and the agreements of the Company, Parent and Merger Subs contained in Section 6.10 (Expenses) and Section 8.2 (Effect of Termination and Abandonment) and the Guarantees shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Mergers or the termination of this Agreement.
9.2.   Modification or Amendment.   Subject to the provisions of applicable Law, at any time prior to the Company Merger Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Subs and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after the receipt of the Requisite Company Stockholder Approvals, no amendment shall be made that by applicable Law requires further approval by the holders of shares of Company Stock without obtaining such further approval. Notwithstanding anything else to the contrary herein, the provisions set forth in Section 8.2(e), this Section 9.2, Section 9.5, Section 9.8 and Section 9.18 (and with respect to any of the foregoing, any of the defined terms used therein), in each case, may not be amended, modified or altered in any manner adverse to the Financing Sources in any material respect without the prior written consent of the Financing Sources.
9.3.   Waiver.   Other than Section 7.1, the conditions to each of the respective Parties’ obligations to consummate the Mergers and any other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.2).
9.4.   Counterparts.   This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
9.5.   Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a)   This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”), in the event of any claim, action or proceeding between the Parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and

(iii)   agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.6, such service to become effective ten days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY. Notwithstanding anything to the contrary in this Agreement, each Party expressly and irrevocably agrees that any action (whether at law, in contract or in tort) to which any Financing Source is party arising out of or in any way relating to the transactions contemplated hereby shall be brought exclusively in the Supreme Court of New York, County of New York (unless the Supreme Court of the State of New York, County of New York declines to accept jurisdiction over a particular matter, in which case, the United States District Court for the Southern District of New York) (together with the appellate courts thereof, the “New York Courts”), and each of the Parties hereby submits to the exclusive jurisdiction of the New York Courts for the purpose of any such action. Each Party irrevocably and unconditionally agrees not to assert (i) any objection which it may ever have to the laying of venue of any such litigation in any New York Court, (ii) any claim that any such action brought in any New York Court has been brought in an inconvenient form and (iii) any claim that any New York Court does not have jurisdiction with respect to such action.
(b)   The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Article VIII, subject to the limitations set forth therein and in this Section 9.5, the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, including the right of a Party to cause each other Party to consummate the Mergers and the other transactions contemplated by this Agreement on the terms and subject to the conditions of this Agreement, and the right of the Company to cause Parent to cause the Equity Financing to be funded as and when required under the Equity Commitment Letters in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letters as applicable, in any court referred to in Section 9.5(a) without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will Parent or the Company be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
9.6.   Notices.   All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the Party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:
If to Parent or Merger Subs:
c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attention:   David Winokur
Email:   dwinokur@cdr-inc.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:   David Klein, P.C.; Rachael Coffey, P.C.
Email:   david.klein@kirkland.com; rachael.coffey@kirkland.com
Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, IL 60654
Attention:   Richard Campbell, P.C.; Kevin Mausert, P.C.
Email:   rcampbell@kirkland.com; kmausert@kirkland.com
with a copy to (which shall not constitute notice):
c/o Stone Point Capital LLC
20 Horseneck Lane
Greenwich, CT 06830
Attention:   Fayez S. Muhtadie; Peter M. Mundheim
Email:   fmuhtadie@stonepoint.com; pmundheim@stonepoint.com
with a copy to (which shall not constitute notice):
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:   Elizabeth A. Cooper; Mark C. Viera
Email:   ecooper@stblaw.com; mark.viera@stblaw.com
If to the Special Committee:
Special Committee of the Board of Directors of Focus Financial Partners Inc.
c/o Chairman of the Special Committee
875 Third Avenue, 28th Floor
New York, NY 10022
Attention:   George S. LeMieux
Email:   george.stephen.lemieux@gmail.com
with a copy to (which shall not constitute notice):
Potter Anderson & Corroon LLP
1313 North Market Street, 6th Floor

Wilmington, DE 19801
Attention:   Mark A. Morton
Email:   mmorton@potteranderson.com
with a copy to (which shall not constitute notice):
Focus Financial Partners Inc.
875 Third Avenue, 28th Floor
New York, NY 10022
Attention:   Russell McGranahan
Email:   rmcgranahan@focuspartners.com
If to the Company:
Focus Financial Partners Inc.
875 Third Avenue, 28th Floor
New York, NY 10022
Attention:   Russell McGranahan
Email:   rmcgranahan@focuspartners.com
with a copy to (which shall not constitute notice):
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002 Attention:   Stephen Gill
Email:   sgill@velaw.com
Vinson & Elkins L.L.P.
1114 Avenue of the Americas, 32nd Floor New York,
New York 10036
Attention: Stancell Haigwood Email: shaigwood@velaw.com
with a copy to (which shall not constitute notice):
Potter Anderson & Corroon LLP
1313 North Market Street, 6th Floor
Wilmington, DE 19801
Attention: Mark A. Morton
Email: mmorton@potteranderson.com
or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of receipt by the recipient if sent by email. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.6. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 9.6 as of the date of rejection, refusal or inability to deliver.
9.7.   Entire Agreement.   This Agreement (including any exhibits, annexes and schedules hereto), the Confidentiality Agreement, the Support Agreement and the documents and other agreements among the Parties, or any of them, as contemplated by or referred to herein, including the Company Disclosure Schedule, the Parent Disclosure Schedule, the Equity Commitment Letters and the Guarantees, together with each other agreement entered into by or among any of the Parties as of the date of this Agreement that makes reference to this Section 9.7, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof.

9.8.   No Third-Party Beneficiaries.   Except as provided in this Section 9.8, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that if, and only if, the Company Merger Effective Time occurs, (a) the holders of shares of Company Stock shall be third-party beneficiaries of, and entitled to rely on, Section 4.2 (Effect of the Company Merger) and Section 4.4 (Exchange of Shares) and (b) the Indemnified Parties and principals of the Company’s partner firms shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance). The Parties further agree that the rights of third-party beneficiaries under the first proviso of this Section 9.8 shall not arise unless and until the Company Merger Effective Time occurs. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 8.2(e), Section 9.2, Section 9.5, this Section 9.8 and Section 9.18 will, subject to the rights of the Financing Sources in the last sentence of Section 9.2, inure to the benefit of the Financing Sources, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by the Financing Sources), (b) the provisions of Section 8.2(d) will inure to the benefit of the Company Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Section will be enforceable by the Company Related Parties) and (c) the provisions of Section 8.2(e) and Section 9.16 will inure to the benefit of the Parent Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by the Parent Related Parties).
9.9.   Special Committee Approval.   Notwithstanding anything to the contrary set forth in this Agreement, until the Company Merger Effective Time, (a) the Company may take the following actions only with the prior approval of, and shall take any such action if directed to do so by, the Special Committee: (i) amending, restating, modifying or otherwise changing any provision of this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees; (ii) waiving any right under this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees or extending the time for the performance of any obligation of Parent or Merger Subs hereunder or any other party under the Equity Commitment Letters, the Support Agreement or the Guarantees; (iii) terminating this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees;
(iv)   taking any action under this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees that expressly requires the approval of the Special Committee; (v) making any decision or determination, or taking any action under or with respect to this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees that would reasonably be expected to be, or is required to be, approved, authorized, ratified or adopted by the Company Board and (vi) agreeing to do any of the foregoing and (vii) no decision or determination shall be made, or action taken, by the Company Board under or with respect to this Agreement, the Equity Commitment Letters, the Support Agreement or the Guarantees without first obtaining the approval of the Special Committee. In the event the Special Committee ceases to exist or is disbanded, any consents, determinations, actions or other rights or obligations afforded to the Special Committee shall be afforded to a majority of the remaining independent and disinterested members of the Company Board.
9.10.   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.
9.11.   Transfer Taxes.   Any transfer, documentary, sales, use, stamp, registration, excise and other similar Taxes and fees incurred in connection with the Mergers and the other transactions contemplated by this Agreement (“Transfer Taxes”) shall be paid by Parent when due, whether levied on Parent or any another Person, and Parent shall file all necessary Tax Returns and other documentation with respect to any such

Transfer Taxes. The Parties will cooperate, in good faith, in the filing of any Tax Returns with respect to Transfer Taxes and the minimization, to the extent reasonably permissible under applicable Law, of the amount of any Transfer Taxes.
9.12.   Definitions.   Capitalized terms used in this Agreement have the meanings specified in Annex A.
9.13.   Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
9.14.   Interpretation; Construction.
(a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.
(b)   If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented and to any rules or regulations promulgated thereunder. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Subs, include documents filed or furnished by the Company with the SEC or in the virtual data room titled “Project Ferdinand” and “Project Ferdinand — Legal” located at dfsvenue.com at least 24 hours prior to the date hereof. The word “or” shall not be exclusive.
(c)   The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
9.15.   Successors and Assigns.   No Party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Merger Subs will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement (a) to any of their respective Affiliates; or (b) to any Financing Source pursuant to the terms of the Debt Financing, for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing. It is understood and agreed that, in each case, such assignment not (i) affect the obligations of the parties to any debt commitment letter; or (ii) materially impede or materially delay the consummation of the Mergers or otherwise materially impede the rights of the holders of shares of Company Stock, Company Equity Awards and Company Options pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
9.16.   No Recourse.   In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Parent Related Party with respect to this Agreement, the Equity Commitment Letters or the Guarantees or the transactions contemplated hereby and thereby (including any breach by any of the Guarantors, Parent or Merger Subs), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (a) against any Person that is a party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement or the Support Agreement; (b) against Parent or Merger Subs to the extent expressly provided for in this Agreement, the Guarantees or the Equity Commitment Letters or (c) against the Guarantors to the extent expressly provided for in this Agreement, the Guarantees or the Equity Commitment Letters.
9.17.   Necessary Further Actions.   If, at any time after the Company Merger Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest in the Surviving Corporation the full right, title and possession of and to all rights and property of Merger Subs and the Company, the officers and directors of the Surviving Corporation shall be fully authorized (in the name of Merger Subs, in the name of the Company and otherwise) to take such action.
9.18.   No Liability for Financing Sources.   Notwithstanding anything to the contrary herein, none of the Company nor any of its Related Parties shall have any rights or claims against any of the Financing Sources in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, whether at law or equity, in contract, in tort or otherwise; provided that nothing in this Section 9.18 shall in any way limit or modify (a) the rights and obligations of Parent and Merger Sub under this Agreement, any debt commitment letters or, to the extent entered into prior to the Closing, the definitive financing agreements related to the Debt Financing or any Financing Source’s obligations to Parent and Merger Sub under any debt commitment letter or (b) the rights of the Company and its Subsidiaries from and after the Company Merger Effective Time under any debt commitment letter or any definitive agreements relating to the Debt Financing executed in connection with the Debt Financing (but not, for the avoidance of doubt, under this Agreement) to the extent the Company or its Affiliates are party thereto.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.
FERDINAND FFP ACQUISITION, LLC
By: /s/ David Winokur

Name: David Winokur
Title: President
FERDINAND FFP MERGER SUB 1, INC.
By: /s/ David Winokur

Name: David Winokur
Title: President
FERDINAND FFP MERGER SUB 2, LLC
By: /s/ David Winokur

Name: David Winokur
Title: President
[Signature Page to Agreement and Plan of Merger]

FOCUS FINANCIAL PARTNERS INC.
By: /s/ Ruediger Adolf

Name: Ruediger Adolf
Title: Chief Executive Officer
FOCUS FINANCIAL PARTNERS, LLC
By:
Focus Financial Partners Inc., as Managing Member of Focus LLC

By: /s/ Ruediger Adolf

Name: Ruediger Adolf
Title: Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

ANNEX A
DEFINED TERMS
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (a) in effect as of the date hereof; or (b) executed, delivered and effective after the date hereof, in either case (i) containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives named therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions), (ii) other than with respect to any immaterial provisions, containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the Confidentiality Agreements and (iii) that does not (A) prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with Section 6.2 or (B) provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses.
“Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (a) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting fifteen percent (15%) or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole; (b) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of fifteen percent (15%) or more of the total voting power of the Company; or (c) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing fifteen percent (15%) or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.
“Advisory Client” means any Person to which any RIA Subsidiary provides investment advisory or investment management (including sub- advisory or other similar) services pursuant to an Advisory Contract.
“Advisory Contract” means all agreements and arrangements that contemplate the performance by any RIA Subsidiary of discretionary or non- discretionary investment advisory or investment management (including sub-advisory or other similar) services to, or otherwise managing any investment or trading account of, or for, any Person, including, where applicable, Fund Documents.
“Advisory Revenue” means, as of February 1, 2023, with respect to any Advisory Client, the aggregate annualized investment advisory, sub- advisory, investment management, or similar fees for all accounts of such Advisory Client payable to the RIA Subsidiaries, which shall be determined in the following manner: (a) if such fees are fixed and not increased or decreased by reference to assets under management (including committed or invested capital, as applicable) or advisement, the applicable annual fee contained in such Advisory Client’s Advisory Contract(s), and (b) if such fees are determined by reference to assets under management (including committed or invested capital, as applicable) or advisement, the product of the assets under management with respect to such Advisory Client as of the date hereof multiplied by the applicable annual fee rate or fee schedule contained in such Advisory Client’s Advisory Contract(s), in each case, excluding incentive and performance fees and extraordinary items and net of any applicable fee waivers, reimbursements, discounts, offsets for placement fees or organizational expenses or other offsets or reductions (regardless of whether such discounts or reductions take effect after the date hereof), and net of any sub-advisory fees paid.
Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided the Guarantors and their respective controlled Affiliates shall be deemed Affiliates of Parent and Merger Subs. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, no investment fund or investment vehicle affiliated with, or managed or advised by, Stone Point Capital LLC (“Stone Point”) any or portfolio company (as such term is commonly understood in the private equity industry) or investment of Stone Point or of any investment funds or investment vehicles affiliated with, or managed or advised by, Stone Point (collectively, the “Excluded Affiliates”) shall be deemed to be an Affiliate of either the Company or its

Subsidiaries, on the one hand, or Parent or Merger Subs, on the other hand, and vice versa; provided that the Excluded Affiliates shall be deemed to be (a) Affiliates of the Company and its Subsidiaries solely for purposes of the definition of “Company Related Party” and (b) Affiliates of Parent and Merger Subs solely for purposes of the definition of “Parent Related Party”, subclause (z) of Section 6.1(b)(xiii)(B), Section 6.1(b)(xxvi) and the final proviso of Section 6.5(e).
“Anti-Corruption Laws” means all U.S. and applicable non-U.S. Laws relating to the prevention of corruption, money laundering, and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, 18 U.S.C. §§ 1956 and 1957 and the Bank Secrecy Act, as amended by the USA PATRIOT Act, 31 U.S.C. §§ 5311 et seq., and its implementing regulations, 31 C.F.R. Chapter X.
“Authorized Officer” has the meaning set forth in the Existing Credit Document.
“BD Subsidiary” means any Person that is registered with the SEC as a broker-dealer under the Exchange Act that the Company owns, directly or indirectly, twenty-five percent (25%) or more of the (x) assets, business or a line of operations that generates revenues composing twenty-five percent (25%) or more in the aggregate of such Person’s earnings on a 36-month rolling basis or (y) equity or partnership capital of such Person.
“Brokerage Client” means any Person who receives brokerage, broker-dealer transaction processing, dealer, distributorship, custodial and related services, or any other services that involve acting as a broker-dealer or any ancillary services and activities related or incidental thereto from any BD Subsidiary.
“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which banks in the County of New York, New York are required or authorized to close.
“Business IP” means (a) Owned IP, and (b) Intellectual Property Rights used in or necessary for the operation of the business of the Company or any of its Subsidiaries.
“CFTC” means the U.S. Commodity Futures Trading Commission.
“Class A Common Stock” means the shares of Class A common stock, par value $0.01 per share, of the Company. “Class A Rollover Shares” has the meaning set forth in the Support Agreement.
“Class B Common Stock” means the shares of Class B common stock, par value $0.01 per share of the Company.
“Closing TRA Payoff Amount” means the TRA Payoff Amount minus the amount of any payments deferred under the TRA Holder Agreements pursuant to the TRA Notes issued thereunder.
“Commodity Exchange Act” means the U.S. Commodity Exchange Act. “Common Units” shall have the meaning set forth in the Focus LLC Agreement.
“Company Equity Plan” means the Focus Financial Partners Inc. 2018 Omnibus Incentive Plan, as amended or restated. “Company Related Party” means any Related Party of the Company.
“Company Stock” means the Class A Common Stock and the Class B Common Stock.
“Company Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Stock, voting together as a single class, and entitled to vote thereon.
“Company System” means the software, hardware, networks and other computer systems administered, controlled, owned, licensed or leased by the Company or any of its Subsidiaries.
“Company Unaffiliated Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Stock, voting together as a single class, held by the Unaffiliated Stockholders and entitled to vote thereon.
“CPO Subsidiary” means SCS Capital Management LLC, a Delaware limited liability company, and Ancora Alternatives LLC, an Ohio limited liability company.

“Cut-Off Time” means, with respect to each Excluded Party, the earlier of (a) 11:59 p.m. Eastern Time on April 18, 2023 and (b) the time that such Excluded Party otherwise ceases to be an Excluded Party in accordance with the definition of “Excluded Party”.
“CTA Subsidiary” means Ancora Alternatives LLC, an Ohio limited liability company.
“Default” has the meaning set forth in the Existing Credit Document.
“Employer Entities” means, collectively, Focus LLC, Focus Operating, LLC, Focus Transition Services, LLC and Connectus Group LLC. “Environmental Law” means any Law relating to pollution, the protection of the environment or public or worker health and safety.
“ERISA Affiliate” means each Person that, at any relevant time, could be treated together with the Company or any of its Subsidiaries, including any of the Employer Entities, as a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.
“Event of Default” has the meaning set forth in the Existing Credit Document.
“Ex-Im Laws” means all U.S. and applicable non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.
“Exchange” means with respect to any Person, any U.S. or non-U.S. securities, commodities, futures, options, derivatives or other financial product exchange, transaction facility or other financial market or system (and its clearinghouse, if any) through which such Person or any of its Affiliates conducts trading.
“Excluded Information” means (i) any description of post-Closing capital structure, including descriptions of indebtedness or equity of Parent or any of its Affiliates (including the Company and its Subsidiaries on or after the Closing Date), other than with respect to the Existing Credit Document and any other Indebtedness of the Company and its Subsidiaries that is anticipated to remain outstanding following the Closing, (ii) any description of the Debt Financing (including any such descriptions to be included in liquidity and capital resources disclosure and any “description of notes”), (iii) any information that would customarily be provided by an underwriter or initial purchaser in a customary offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, (iv) any information regarding any post-Closing or pro forma cost savings, synergies or other pro forma adjustments, pro forma information (other than pro forma information relating to historical periods, not relating to the transactions contemplated by this Agreement, and not otherwise required to be disclosed by the Company in connection with its public reporting) or projected information, (v) risk factors relating to all or any component of the Debt Financing, (vi) financial statements or information required by Rules 3-05 (with respect to, and only with respect to, the transactions contemplated by this Agreement), 3-09, 3-10 or 3-16 of Regulation S-X, Compensation Discussion and Analysis or other information required by Regulation S-K Items 402 and 601, (vii) “segment” financial information and disclosure, including, without limitation, any required by Regulation S-K Item 101(b) and FASB Accounting Standards Codification Topic 280, (viii) any financial information with respect to the Company and its Subsidiaries on a non-consolidated basis and (ix) any new performance metrics of the Company.
“Excluded Party” means any Third Person (a) who submits a written offer or proposal that constitutes a bona fide Acquisition Proposal to the Company or any of its Representatives after the date hereof and prior to the No-Shop Period Start Date and (b) whose Acquisition Proposal is determined by the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, in good faith, after consultation with its financial advisors and outside legal counsel, prior to the start of the No-Shop Period Start Date, to constitute, or is reasonably likely to result in, a Superior Proposal; provided, however, that a Third Person shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if (i) such Acquisition Proposal is withdrawn by such Third Person or (ii) such Acquisition Proposal, in the good faith determination of the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, (after consultation with its outside counsel and its financial advisor), no longer is, or is no longer reasonably likely to result in, a Superior Proposal.

“Existing Credit Document” means that certain First Lien Credit Agreement, dated as of July 3, 2017 (as amended, supplemented, waived or otherwise modified from time to time), by and among Focus Financial Partners, LLC, the lenders party thereto, Bank of America, N.A., as revolver administrative agent for the Lenders (as defined therein), Swing Line Lender (as defined therein) and L/C Issuer (as defined therein) and Royal Bank of Canada, as term administrative agent for the Lenders.
“Filings” means, with respect to the Company, any of its Subsidiaries or any of their officers, employees, consultants or similar Persons, as applicable, all (i) Uniform Applications for Investment Adviser Registration as filed with the Investment Adviser Registration Depository on Form ADV (Parts 1, 2A and 2B) and Form CRS, including all Forms DRP related thereto, (ii) Uniform Applications for Broker-Dealer Registration on Form BD as filed with the Central Registration Depository, (iii) Forms U-4 and U-5 filed with the Registration Depository or the Investment Adviser Registration Depository, as applicable, (iv) NFA Form 7-R or NFA Form 8-R, and (v) all other reports, schedules, forms, registrations and other documents, together with any amendments required to be made with respect to any of the foregoing, that are or were required to be filed under applicable law governing the operation of such Person’s business (including, as a broker-dealer, investment adviser, commodity pool operator or commodity trading advisor, as applicable).
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Financing Sources” means the Persons (including the agents, arrangers and lenders) that have committed to provide, or have otherwise entered into agreements in connection with the Debt Financing in connection with the transactions contemplated hereby pursuant to any debt commitment letter, and any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with their respective Affiliates, and the respective officers, directors, employees, partners, trustees, shareholders, controlling persons, agents, advisors and Representatives of the foregoing, and the respective successors and assigns of the foregoing. It is understood and agreed that none of the Parent, the Parent Related Parties (other than any Parent Related Party or any Affiliate of Parent that is a Financing Source and is not a Guarantor under a Limited Guarantee or party to the Equity Commitment Letter), the Guarantors, and the funds party to the Equity Commitment Letter will be Financing Sources for any purposes of this Agreement.
“Focus LLC Units” means Common Units and Incentive Units of Focus LLC.
“Focus LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of Focus LLC dated as of July 30, 2018, as amended.
“Fund Documents” means with respect to an Advisory Client that is a Private Fund, the then-current limited partnership agreement, limited liability company agreement, operating agreement, shareholders’ agreement, memorandum and articles of association, or similar governing document governing the operations of any entities that comprise such pooled vehicle, as well as the then-current offering documents (if any) of such pooled vehicle.
“Group” shall have the meaning given to such term under Section 13 of the Exchange Act.
“Hazardous Substance” means any material, substance, chemical, contaminant or waste that is listed, regulated, classified or defined as hazardous, toxic or as a pollutant, or for which liability or standards of conduct may be imposed, under any Environmental Law, including, without limitation, any petroleum compounds or petroleum derivatives, radioactive materials, radon, asbestos and asbestos containing materials, per- and polyfluoroalkyl substances, pesticides, odor, noise, regulated levels of mold or polychlorinated biphenyls.
“Incentive Unit” shall have the meaning set forth in the Focus LLC Agreement.
“Indebtedness” means, with respect to any Person, without duplication, as of the date of determination, means all indebtedness, liabilities and obligations, now existing or hereafter arising, for money borrowed by a Person, or any contingent liability for or guaranty by a Person of any obligation of any other Person (including the pledge of any collateral or grant of any security interest by a Person in any property as security for any such liability, guaranty or obligation) whether or not any of the foregoing is evidenced by any note, indenture, guaranty or agreement, but excluding all trade payables incurred in the ordinary course of business.

“Intellectual Property Rights” means, in any and all jurisdictions throughout the world, all intellectual property and proprietary rights, including all (a) patents, divisionals, continuations, renewals, extensions, reexaminations, inventions, trademarks, trade names, trade dress, domain names, copyrights, designs and trade secrets, (b) applications for and registrations of patents, trademarks, service marks, trade names, trade dress, domain names, copyrights and designs, (c) processes, formulae, methods, schematics, technology, know-how, computer software programs (including source code and object code) and applications, data and databases and (d) other intangible proprietary or confidential information.
“Investment Advisers Act” means the U.S. Investment Advisers Act of 1940. “Investment Company Act” means the U.S. Investment Company Act of 1940.
“Knowledge” means, when used with respect to the Company, the actual knowledge of any of the Persons listed on Section A.1 of the Company Disclosure Schedule and, with respect to Parent, the actual knowledge of any of the Persons listed on Section A.1 of the Parent Disclosure Schedule, in each case, after reasonable inquiry of such Person’s direct reports who would reasonably be expected to have actual knowledge of the matter in question.
“Leased Real Property” means the leasehold or subleasehold interests and any other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Company or any of its Subsidiaries under the Real Property Leases.
“Legacy Unitholders” means any holders of Focus LLC Units (other than the Company and its wholly owned Subsidiaries) immediately prior to the Rollover of the Rollover Units.
“Lien” means any mortgage, lien, license, pledge, charge, security interest, deed of trust, U.S. Uniform Commercial Code lien, right of first refusal, easement, or similar encumbrance in respect of any property or asset, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.
“Owned IP” means any Intellectual Property Rights owned by the Company or any of its Subsidiaries, which shall include the Registered Intellectual Property.
“Marketing Period” means (A) at all times to and including June 27, 2023, the first period of seventeen (17) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information and (ii) the conditions set forth in Sections 7.1 and 7.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 to fail to be satisfied assuming the Closing were to be scheduled for any time during such seventeen (17) Business Day period and (B) at all times from and after June 27, 2023, the first period of seventeen (17) consecutive Business Days after the date hereof throughout and at the end of which (i) Parent shall have the Required Information and (ii) the conditions set forth in Sections 7.1 and 7.2 shall be satisfied or, to the extent permitted by applicable Law, waived (other than (I) those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions and (II) the conditions set forth in Sections 7.1(a), 7.1(b), 7.2(f) and 7.2(g), it being understood that this clause shall not constitute a waiver of such conditions for purposes of Article VII)) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 (other than the conditions set forth in Sections 7.1(a), 7.1(b), 7.2(f) and 7.2(g) if such conditions were not satisfied at the commencement of such seventeen (17) consecutive Business Day period as contemplated by clause (II) of the immediately preceding parenthetical above) to fail to be satisfied assuming the Closing were to be scheduled for any time during such seventeen (17) consecutive Business Day period; provided, that notwithstanding anything to the contrary in the foregoing clauses (A) and (B), the Marketing Period shall not commence until the 30th day after the Notice Date; provided, further, that in the case of each of clauses (A) and (B), that (1) (x) July 3, 2023 and November 24, 2023 shall not constitute a Business Day for the purposes of calculating such seventeen (17) consecutive Business Day period and (y) if such seventeen (17) consecutive Business Day period shall not have ended on or prior to August 18, 2023, then such seventeen (17) consecutive Business Day period shall not commence prior to September 5, 2023, (2) the

Marketing Period shall not be deemed to have commenced if, after the date hereof and prior to the Closing Date, (A) any of the historical financial statements that are included in the Required Information become stale under Regulation S-X or under customary practices for offerings and private placements of high-yield debt securities under Rule 144A promulgated under the Securities Act, in which case the Marketing Period will not be deemed to commence unless and until, at the earliest, the Company furnishes Parent with updated Required Information, (B) Deloitte & Touche LLP (or any other auditor to the extent financial statements audited by such auditor are to be included in the Required Information) shall have withdrawn its audit opinion with respect to any of the audited financial statements of the Company or that are included in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements by Deloitte & Touche LLP or another nationally- recognized independent public accounting firm reasonably acceptable to Parent, (C) the Company restates or the Company Board has determined to restate or Deloitte & Touche LLP (or any other auditor to the extent financial statements audited by such auditor are to be included in the Required Information) has determined that it is necessary to restate any historical financial statements of the Company that are included in the Required Information or the Company shall have determined or publicly announced that a restatement of any such historical financial statements is required, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, such restatement has been completed or the Company Board subsequently concludes that no restatement shall be required in accordance with U.S. GAAP or (D) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not misleading, in which case the Marketing Period shall not be deemed to commence unless and until such Required Information has been updated so that there is no longer any such untrue statement or omission and (3) the Marketing Period shall end on any earlier date prior to the expiration of the seventeen (17) consecutive Business Day period described above if the Debt Financing is actually funded on such earlier date; provided, further, that if the Company shall in good faith reasonably believe it has provided the Required Information and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (2)(A) through (2)(D) above, the Marketing Period will be deemed to have commenced on the first Business Day immediately following the date of such notice unless Parent, in good faith, believes the Marketing Period has not commenced and within four (4) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect and setting forth with reasonable specificity why Parent believes the Marketing Period has not commenced.
“Material Adverse Effect” means any change, effect, event, occurrence, circumstance, fact or development that is materially adverse to the business or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that no change, effect, event, occurrence, circumstance, fact or development resulting from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would be occurring: (a) changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (b) changes generally affecting the industries (including the financial services industry) in which the Company and its Subsidiaries operate; (c) changes in United States generally accepted accounting principles (“U.S. GAAP”) or in any Law, or the official interpretations thereof; (d) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (e) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including SARS-CoV-2 or COVID-19, any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks (“COVID-19”)), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (f) any capital market conditions, in each case in the United States or any other country or region in the world; (g) any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 (“COVID-19 Measures”); (h) a decline, in and of itself, in the price or trading volume of the shares of Class A Common Stock on the Nasdaq

Global Select Market or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries; provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (i) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (j) (x) the identity of Parent or Merger Subs, or (y) the execution and delivery or performance of this Agreement, or (z) announcement, pendency or consummation of this Agreement or the transactions contemplated hereby, including the Merger, including, in each case the impact thereof on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other Persons (provided, that this clause (j) shall not apply (A) to any representation or warranty contained in this Agreement to the extent that such representation or warranty is intended to address the consequences of the negotiation, execution or delivery of this Agreement, the performance of the requirements of this Agreement or the announcement, pendency or consummation of this Agreement or the transactions contemplated hereby or for the purpose of the condition set forth in Section 7.2(a) as it relates to such representations and warranties or (B) with respect to the consents described in Section 6.19, and the failure to obtain the consents described in Section 6.19 on or prior to the Closing shall be taken into account for determining whether a Material Adverse Effect has occurred); (k) any action or claim made or brought by any of the current or former stockholders of the Company or Members of Focus LLC (or on their behalf or on behalf of the Company or Focus LLC) against the Company, Focus LLC or any of their respective directors, officers or employees arising out of this Agreement or the transactions contemplated hereby, including the Merger; (l) any action or inaction by the Company or its Subsidiaries taken or omitted to be taken (x) by the Special Committee or the Company or any of its Subsidiaries expressly required by this Agreement or (y) at the written request of Parent or Merger Subs or with the written consent of Parent or Merger Subs or expressly required by this Agreement (provided, that this clause (l) shall not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty is intended to address the consequences of the performance of the requirements of this Agreement or for the purpose of the condition set forth in Section 7.2(a) as it relates to such representations and warranties); or (m) the availability or cost of equity, debt or other financing to Parent or Merger Subs; except, in the case of clause (a) through clause (f) (other than, in the case of clause (e), any change, effect, event, occurrence or development with respect to COVID-19 or the COVID-19 Measures or any escalation or worsening thereof (including any subsequent waves)), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other, similarly situated companies in the financial services sector and then solely to the extent of any such disproportionality.
“Maximum Incremental Facilities Amount” has the meaning set forth in the Existing Credit Document. “NFA” means National Futures Association.
“Non-Controlled Stock” means Common Stock held by a CD&R Portfolio Company or a Stone Point Portfolio Company, as applicable, (a) in trust, managed, brokerage, custodial, nominee or other customer accounts or (b) in mutual funds, open or closed end investment funds or other pooled investment vehicles (including limited partnerships and limited liability companies) sponsored, managed or advised or sub-advised by such CD&R Portfolio Company or Stone Point Portfolio Company, as applicable, in each case acquired and held in the ordinary course of the securities, commodities, derivatives, asset management, banking or similar businesses of any such CD&R Portfolio Company or Stone Point Portfolio Company, as applicable.
“Non-Fund Client” means each Advisory Client that is not a Private Fund or Registered Fund. “Parent Related Party” means any Related Party of Parent.
“Permitted Liens” means: (a) Liens for Taxes or assessments that are (i) not yet due or delinquent or (ii) being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP; (b) statutory liens or landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business; (c) with respect to the Leased Real Property, (i) easements, covenants, conditions, restrictions or other similar matters of record that do not materially impair the use, occupancy or value of such Leased Real Property, including any other agreements, conditions or restrictions that are shown by a current title report or other similar report or listing or implied by law, including easements for streets, alleys, highways, telephone lines, power lines, and railways, and all matters of public record, (ii) zoning, building, subdivision or other similar requirements or restrictions which are imposed by any Governmental Authority of competent jurisdiction which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business thereon and (iii) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Leased Real Property incurred in the ordinary course of business for amounts which are not due and payable; (d) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws, social security, retirement or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business; (e) non- exclusive licenses and similar non-exclusive rights granted by the Company with respect to Intellectual Property Rights granted in the ordinary course of business; (f) Liens, charges, fees or assessments for business parks, industrial parks or other similar organizations not yet due or delinquent; and (g) Liens to the extent specifically disclosed or reflected on the consolidated balance sheet of the Company for the year ended December 31, 2022 (or any notes thereto) or securing Indebtedness or other obligations reflected on such balance sheet or otherwise disclosed on the Company Disclosure Schedule.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.
“Pre-Closing Flow-Through Tax Return” means any Tax Return relating to Pre-Closing Flow-Through Taxes.
“Pre-Closing Flow-Through Taxes” means U.S. federal income, state, and local taxes and any other Taxes determined on a flow-through basis (i.e., reported at the entity level but with respect to which items of income, gain, loss or deduction or other Tax attributes or Taxes are allocated to the direct or indirect beneficial owners of the entity) with respect to Focus LLC or any of its Subsidiaries relating to any Pre-Closing Tax Period.
“Pre-Closing Tax Period” means any Tax period (or portion of any Tax period) ending on or prior to the Closing Date.
“Private Fund” means an Advisory Client that (a) is a pooled investment vehicle that is not registered, or required to register, as an investment company under the Investment Company Act of 1940 and (b) is sponsored, managed, or advised by a Subsidiary of the Company or for which a Subsidiary of the Company acts as the general partner, managing member or equivalent authority.
“Pro Rata Bonus Amount” means for each participant in the 2023 Annual Bonus Plans, an amount equal to the accrued amount as of Closing for each such participant’s annual bonus opportunity in respect of the 2023 fiscal year based on actual performance for the 2023 fiscal year through Closing (determined in the ordinary course of business, consistent with past practice).
“Processed” means access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, destruction, modification, compromise, transmit, theft, loss, security, or disposal of or to, any data or information (including any trade secret) or any Company System.
“Protected Information” means personally identifying or other information and data that is subject to any applicable Law or defined as “personal information” or a similar term under applicable Law (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium) or that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, modified, compromised, transmitted or disposed of by or on behalf of the Company or any of its Subsidiaries.
“Real Property Leases” means the leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property.

“Registered Fund” means any Advisory Client that is registered as an investment company under the Investment Company Act.
“Registered Intellectual Property” means all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries and issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority and, with respect to domain name registrations owned or purported to be owned by the Company, domain name register.
“Regulation S-K” shall mean Regulation S-K promulgated under the Securities Act “Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.
“Related Party” means, with respect to a Party, such Party and any of such Party’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, employees, Affiliates, shareholders, equity holders, managers, members, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors or assigns.
“Representative” means, with respect to any Person, its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors.
“Required Information” means (A) (1) the audited consolidated balance sheets and the related audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for the two most recently completed fiscal years of the Company ended at least seventy-five (75) days prior to the Closing Date, together with all related notes and schedules thereto, and in each case accompanied by the audit reports thereon of Deloitte & Touche LLP, and (2) the unaudited consolidated balance sheets and related consolidated statements of income or operations, stockholders’ equity and cash flows of the Company for any subsequent fiscal quarter ended at least forty (40) days prior to the Closing Date and the portion of the fiscal year through the end of such quarter (other than in each case the fourth quarter of any fiscal year) and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in the case of each of clauses (1) and (2) above, prepared in accordance with U.S. GAAP and in compliance with Regulation S-X (other than Rules 3-09, 3-10 and 3-16 of Regulation S-X) and which, with respect to clause (2), shall have been reviewed by the independent auditors of the Company as provided in AU 722, but in each case, excluding Excluded Information and, if reasonably requested by Parent and consented by the Company (which consent shall not be unreasonably withheld, conditioned or delayed), “flash” financial information with respect to a completed fiscal period for which financial statements are not yet available; provided that (other than with respect to “flash” financials) the filing of the required financial statements on Form 10-K and Form 10-Q within such time periods by the Company will satisfy the requirements of this clause (1) and (2), (B) other historical financial information (other than Excluded Information) reasonably necessary to allow Parent to prepare pro forma financial statements (including for the most recent four (4) fiscal quarter period ended at least forty (40) days prior to the Closing Date (or, if the end of the most recently completed four (4) fiscal quarter period is the end of a fiscal year, ended at least seventy-five (75) days prior to the Closing Date)) that give effect to the transactions contemplated hereunder as if the transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income or operations) and which are prepared in accordance with U.S. GAAP, but which need not be prepared in compliance with Regulation S-X or include adjustments for purchase accounting to the extent not customary in private placements pursuant to Rule 144A promulgated under the Securities Act; (C) such other financial data, audit reports, business and other information (including a customary “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the Company’s financial statements described in clauses (A) and (B) above and customary due diligence materials with respect to the Company) of the type that would be required by Regulation S-X and Regulation S-K (in each case other than Excluded Information) for a registered public offering of non-convertible debt securities of Parent (including for Parent’s preparation of pro forma financial statements), in each case to the extent the same is of the type and form customarily included in, and subject to other exceptions that are customary for, an offering memorandum for private placements of non-convertible high-yield bonds under Rule 144A promulgated under the Securities Act, or otherwise necessary to receive from the independent auditors of the Company (and any other auditor to the extent financial statements audited or reviewed by such auditor are or would be included in such offering memorandum) customary “comfort” (including “negative assurance” and change period comfort) with respect to the financial information of the Company to be included in such offering memorandum, but in each case excluding Excluded Information; provided that the filing of the required information on Form 10-K and Form 10-Q within such time periods by the Company will satisfy the requirements of this clause (C), (D) the consents of the Company’s auditors for use of their audit reports with respect to the financial statements described in clause (A) above in any materials relating to the Debt Financing; and (E) the draft comfort letters referred to in Section 6.18(a)(x).
“Requisite Company Stockholder Approvals” means (a) the Company Stockholder Approval and (b) the Company Unaffiliated Stockholder Approval.
“Restricted Payments” has the meaning set forth in the Existing Credit Document.
“RIA Subsidiary” means any Person that is registered with the SEC as an investment adviser under the Investment Advisers Act that the Company, directly or indirectly (a) owns, has the right to vote or has the power to sell or direct the sale of twenty-five percent (25%) or more of the voting securities of such Person or (b) if such Person is a partnership or limited liability company, has contributed 25% of such Person’s capital, or has the right to receive 25% of such Person’s capital upon dissolution.
“Rollover” has the meaning set forth in the Support Agreement.
“Rollover Stockholders” means the holders of Class A Rollover Shares. For the avoidance of doubt, all Rollover Stockholders shall be treated economically pari passu with respect to the equity consideration received in exchange for shares of Class A Common Stock and Focus LLC Units contributed by them to Parent (or any direct or indirect parent company thereof).
“Rollover Units” has the meaning set forth in the Support Agreement.
“Sanctioned Country” means any country or region or government thereof that is, or has been in the last five years, the subject or target of a comprehensive embargo under Trade Controls (including Cuba, Iran, North Korea, Syria, Venezuela, and the Crimea, the so-called “Donetsk People’s Republic,” and the so-called “Luhansk People’s Republic” regions of Ukraine).
“Sanctioned Person” means any Person that is the subject or target of Sanctions or restrictions under Trade Controls including: (a) any Person listed on any U.S. or non-U.S. Sanctions- or export-related restricted party list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, or any other OFAC, U.S. Department of Commerce Bureau of Industry and Security, or U.S. Department of State Sanctions- or export-related restricted party list; (b) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (a); or (c) any Person located, organized, or resident in or a national of a Sanctioned Country.
“Sanctions” means all U.S. and applicable non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State) and the United Nations Security Council.
“Securityholder Representative” means Ruediger Adolf.
“Solvent” means, with respect to any Person, that (a) the fair saleable value (determined on a going concern basis) of the assets of such Person, together with its Subsidiaries, taken as a whole, is greater than the total amount of such Person’s liabilities (including all liabilities, whether or not reflected on a balance sheet prepared in accordance U.S. GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed); (b) such Person is able to pay its debts and obligations in the ordinary course of business as they become due; and (c) such Person, together with its Subsidiaries, taken as a whole, will not have an unreasonably small amount of capital to carry on its businesses and all businesses in which it is about to engage.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries (including, with respect to the Company, each BD Subsidiary, RIA Subsidiary, CPO Subsidiary and the CTA Subsidiary).

“Superior Proposal” means a bona fide written Acquisition Proposal (with references to fifteen (15%) being deemed to be replaced with references to fifty percent (50%)) by a Person or Group (other than the Rollover Stockholders, Parent, Merger Subs and their respective Affiliates) that (a) was not the result of a breach of Section 6.2 and (b) the Company Board, acting upon the recommendation of the Special Committee or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, would, if consummated, result in a transaction that is more favorable from a financial point of view to the stockholders of the Company (in their capacities as such) than the Merger, and after taking into account (x) any revisions to this Agreement, the Guarantees and the financing committed to by Parent in writing prior to the time of such determination; (y) the availability of financing (to the extent applicable), likelihood of consummation in accordance with the terms of such Acquisition Proposal and regulatory considerations; and (z) those factors and matters deemed relevant by the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee, including (A) the identity of the Person making the proposal; and (B) legal, financial (including financing terms and the form, amount and timing of payment of consideration), regulatory, certainty of closing, timing and other aspects of such Acquisition Proposal.
“Tax” or “Taxes” means any and all U.S. federal, state, and local and non-U.S. taxes, duties, imposts, fees, levies, assessments or any other governmental charges in the nature of a tax, including, but not limited to, income, corporate, profits, capital, excise, property, sales, use, employment turnover, value added and franchise taxes, deductions, withholdings and custom duties, together with all interest, penalties, and additions to tax imposed with respect to such amounts by any Governmental Authority and any interest in respect of such penalties and additions.
“Tax Receivable Agreements” mean (a) the Tax Receivable Agreement, dated as of July 30, 2018, by and among the Company and the parties named therein, (b) the Tax Receivable Agreement, dated as of July 30, 2018, by and among the Company and the parties named therein and (c) the Tax Receivable Agreement, dated as of March 25, 2020, by and among the Company and the parties named therein.
“Tax Return” means any return, report, declaration, claim for refund, information return or other similar document filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Tax, including any schedule, attachment or supplement thereto, and including any amendment thereof.
“Third Person” means any Person or Group, other than (a) the Company or any of its controlled Affiliates or (b) Parent, Merger Subs, the Guarantors or any their respective Affiliates or any Group including Parent, Merger Subs, the Guarantors or any their respective Affiliates.
“TRA Payoff Amount” means the aggregate payment obligations of the Company and its Subsidiaries pursuant to the terms of the Tax Receivable Agreements, including as a result of the transactions contemplated by this Agreement (including, for the avoidance of doubt, any such payments required to be made pursuant to Section 4.2 of each Tax Receivable Agreement).
“Unaffiliated Stockholders” means the holders of Company Stock, excluding those shares of Company Stock held, directly or indirectly, by or on behalf of: (a) Clayton, Dubilier & Rice, LLC (“CD&R”), its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates with respect to which CD&R has the right to vote or direct the voting of such shares held by such portfolio companies (a “CD&R Portfolio Company”) (and excluding any shares of Common Stock that constitute Non-Controlled Stock); (b) Stone Point, its investment fund Affiliates, its portfolio companies majority owned by such investment fund Affiliates with respect to which Stone Point has the right to vote or direct the voting of such shares held by such portfolio companies (a “Stone Point Portfolio Company”) (and excluding any shares of Common Stock that constitute Non-Controlled Stock) and those members of the Company Board who are employees of Stone Point or one of its investment fund Affiliates; and (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.
“Vested” means, with respect to any Focus LLC Unit, that such Focus LLC Unit is outstanding and vested as of immediately prior to the Vested Units Exchange (or that it will become vested (a) by its terms (and without further action by the Company other than determinations regarding performance- based vesting in accordance with this Agreement) as a result of the transactions contemplated by this Agreement or (b) pursuant to the terms of this Agreement).

“Willful Breach” means a material breach of this Agreement that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.
Term	Section
2023 Annual Bonus Plans	6.9(c)
Action	5.1(h)(i)
Affirmative Consent Notice	6.19(a)
Agreement	Preamble
Agreed Early Termination Documents	6.17
Alternative Acquisition Agreement	6.2(e)(iv)
Antitrust Law	6.5(f)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plans	5.1(i)(i)
Bylaws	2.4
BD Associated Person	5.1(y)(v)
Cash Sweep Program	5.1(z)(v)
CD&R	Recitals
Certificates of Merger	1.4(a)
CFTC Associated Person	5.1(y)(v)
Change of Recommendation	6.2(e)(iv)
Charter	2.1
Chosen Courts	9.5(a)
Client Consent Notices	6.19(a)
Closing	1.3
Closing Date	1.3
CMA	6.19(f)
Code	4.4(g)
Company	Preamble
Company Board	Recitals
Company Certificate of Merger	1.4(a)
Company Disclosure Schedule	5.1
Company Equity Awards	5.1(b)(ii)
Company Liability Limitation	8.2(d)(ii)
Company Merger	Recitals
Company Merger Effective Time	1.4(a)
Company Merger Sub	Preamble
Company Option	4.5(a)(i)
Company Permits	5.1(j)(ii)
Company Recommendation	5.1(c)(iii)
Company Reports Company	5.1(e)(i)
Restricted Share	4.5(c)
Company RSUs	4.5(b)
Company Stock	Recitals

Term	Section
Company Stockholders Meeting	6.4
Company Termination Fee	8.2(b)
Confidential Information	5.1(q)(i)
Confidentiality Agreement	6.6(b)
Contingent Cash Award	4.5(a)(ii)
Continuing Employee	6.9(a)
Contract	5.1(d)(ii)
Data Security Requirements	5.1(q)(iii)
Debt Financing	6.18(a)
Debt Marketing Materials	6.18(a)(iii)
Disqualification Events	5.1(y)(viii)
D&O Insurance	6.11(c)
DGCL	Recitals
DLLCA	Recitals
Dissenting Shares	4.2(a)
DOJ	6.5(b)
Draft Early Termination Documents	6.17
DTC	4.4(c)(i)
Enforcement Costs	8.2(c)
Equity Commitment Letters	5.2(f)(i)
Equity Financing	5.2(f)(i)
ERISA	5.1(i)(i)
ERISA Client	5.1(x)(ii)
Exchange Act	5.1(d)(i)
Excluded Benefits	6.9(a)
Excluded Shares	4.2(a)
Excluded Units	4.3(a)
Existing Stockholders	Recitals
Financing Conditions	5.2(f)(ii)
FINRA Approvals	6.19(f)
Focus LLC	Preamble
Fund Board	6.19(c)(i)
FTC	6.5(b)
Go-Shop Period	6.2(a)
Governmental Authority	5.1(d)(i)
Guarantees	Recitals
Guarantor	Recitals
HSR Act	5.1(d)(i)
Indemnified Party or Indemnified Parties	6.11(a)
Independent Expert	6.17
Insurance Policies	5.1(r)
Interim Advisory Contract	6.19(c)(i)
International Plan	5.1(i)(vi)

Term	Section
Intervening Event	6.2(f)(ii)
IRS	5.1(i)(i)
Labor Agreement	5.1(p)(i)
Laws	5.1(j)(i)
LLC Certificate of Merger	1.4(a)
LLC Merger	Recitals
LLC Merger Effective Time	1.4(a)
LLC Merger Sub	Preamble
Match Period	6.2(f)(i)
Material Contract	5.1(k)(i)
Maximum Premium	6.11(c)
Mergers	Recitals
Merger Consideration	4.2(a)
Multiemployer Plan	5.1(i)(ii)
Negative Consent Client	6.19(a)
Negative Consent Notice	6.19(a)
New York Courts	9.5(a)
No-Shop Period Start Date	6.2(a)
Objections Statement	6.17
Option Consideration	4.5(a)(i)
Order	7.1(c)
Outside Date	8.1(b)
Parent	Preamble
Parent Disclosure Schedule	5.2
Parent Liability Limitation	8.2(e)
Parties	Preamble
Paying Agent	4.4(a)
Payment Fund	4.4(b)
Plan Assets	5.1(x)(i)
Plan Clients	5.1(x)(ii)
Pre-Closing Period	6.1(a)
Preferred Stock	5.1(b)(i)
Prospective RIA Subsidiary	6.19(d)
Proxy Statement	6.3(a)
QPAM Exemption	5.1(x)(ii)
Regulation FD	6.18(e)
Reimbursement Obligations	6.18(b)
Required Amounts	5.2(f)(v)
RIA Associated Person	5.1(y)(v)
Schedule 13e-3	6.3(b)
Security Incident	5.1(q)(iii)
SEC	5.1
SEC Clearance Date	6.3(c)

Term	Section
Securities Act	5.1(d)(i)
Service Provider	5.1(i)(i)
Similar Law	5.1(x)(i)
Special Committee	Recitals
Specified Acquisition	6.1(d)
State BD Approvals	6.19(f)
Support Agreement	Recitals
Surviving Corporation	1.2(a)
Surviving LLC	1.2(a)
Tail Period	6.11(c)
Topco	6.24
Takeover Law	5.1(m)
Trade Controls	5.1(j)(iii)
Transfer Taxes	9.11
TRA Holder Agreements	Recitals
Unaffiliated Stockholders	Recitals
Vested Units Exchanges	1.1(a)
WARN Act	5.1(p)(ii)
Written Consent Client	6.19(a)

EXHIBIT A
Form of Support Agreement
Exhibit A

SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of February [_], 2023, is entered into by and among the undersigned stockholders of the Company (the “Stockholders”), Ferdinand FFP Ultimate Holdings, LP, a Delaware limited partnership (“Topco Aggregator”), Ferdinand FFP Parent, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Topco Aggregator (“Topco” and, together with Topco Aggregator, the “Topco Parties”), Focus Financial Partners Inc., a Delaware corporation (the “Company”), and Ferdinand FFP Acquisition, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Topco (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Focus Financial Partners, LLC, a Delaware limited liability company (“Focus LLC”), (iii) Parent, (iv) Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Company Merger Sub”), and (v) Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned Subsidiary of Parent (“LLC Merger Sub”), will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Company Merger Sub with and into the Company (the “Company Merger”) with the Company surviving the Company Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, each of the Stockholders is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class B Owned Shares” and together with the Class A Owned Shares, the “Owned Shares”) and (iii) the number of Focus LLC Units set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the equity of Focus LLC owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Class A Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Class A Rollover Shares”, as adjusted in accordance with Section 2.1 (such shares, the “Class A Rollover Shares”), which Class A Rollover Shares otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Class A Rollover Shares but for the transactions contemplated by this Agreement and their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Class A Rollover Amount”) to Topco, which indirectly owns 100% of the equity interests of Parent, on the Closing Date and immediately prior to the Vested Units Exchanges and the LLC Merger Effective Time (the “Rollover Time”), in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Class A Rollover Amount (the “Exchanged Class A Shares”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Owned Units and corresponding Class B Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Rollover Units”, as adjusted in accordance with Section 2.1 (such paired units and shares, the “Rollover Units” and together with the Class A Rollover Shares, the “Rollover Equity”), which Rollover Units otherwise would be exchanged into shares of Class A Common Stock and converted into the right to receive the Merger Consideration in cash but for the transactions contemplated by this Agreement and their exclusion from the Vested Units Exchanges pursuant to Section 1.1 of the Merger Agreement (the aggregate amount of the Merger Consideration that would have been payable in respect of the Rollover Units if such Rollover Units were exchanged for shares of Class A Common Stock pursuant to Section 1.1 of the Merger Agreement, the “Unit Rollover Amount”, and collectively with the Class A Rollover Amount, the “Rollover Amount”) to Topco at the Rollover Time, in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Unit Rollover Amount (the “Exchanged Unit Shares”, together with the Exchanged Class A Shares, the “Exchanged Shares”) (the contribution of the Rollover Equity by the Stockholders to Topco, the “Topco Rollover”);
WHEREAS, immediately following the Topco Rollover, each of the Stockholders will contribute and transfer the Exchanged Shares to Topco Aggregator, in exchange for a number of newly issued units of Topco Aggregator (the “Topco Aggregator Units”) with an aggregate value (based on the same per unit price paid by Clayton, Dubilier & Rice Fund XII, L.P. (or its affiliates) (collectively, the “Sponsor”) for the units issued to the Sponsor by Topco Aggregator at the Closing (the “Sponsor Units”)) equal to the Rollover Amount (the contribution of the Exchanged Shares by the Stockholders to Topco Aggregator, the “Topco Aggregator Rollover”); and
WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company, Parent, Topco and Topco Aggregator hereby agree as follows:
1.   Agreement to Vote the Covered Shares.
1.1    Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Mergers or any other transaction contemplated by the Merger Agreement is sought each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Mergers, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4 of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Stockholders Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, each Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Stockholder shall be entitled to vote the Covered Shares in its sole discretion.

2.   Rollover.
2.1    Contribution and Rollover.   On the terms set forth herein and subject to Section 2.2 and Section 2.3:
(a)    Each Stockholder agrees and covenants to Parent, Topco and Topco Aggregator that it will, (i) at the Rollover Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco such Stockholder’s Rollover Equity in exchange for the issuance by Topco of such Stockholder’s Exchanged Shares to such Stockholder and (ii) immediately following the Topco Rollover, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco Aggregator such Stockholder’s Exchanged Shares in exchange for the issuance by Topco Aggregator of the Topco Aggregator Units to such Stockholder, in each case, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Equity or such Exchanged Shares, as applicable), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws (the “Rollover”).
(b)    Notwithstanding anything to the contrary set forth in this Agreement, to the extent approved in writing by Clayton, Dubilier & Rice, LLC (“CD&R”) (such approval not to be unreasonably withheld, conditioned or delayed), if any Affiliate of a Stockholder irrevocably commits after the date hereof, on terms reasonably acceptable to CD&R, to invest an amount of cash in Parent (a “Stockholder Affiliate Commitment”), (i) the Rollover Amount shall be automatically reduced, without any further action of the parties hereto, on a dollar-for-dollar basis by the aggregate amount of such Stockholder Affiliate Commitment actually funded, and the Class A Rollover Amount and the Unit Rollover Amount shall be proportionately reduced by such Stockholder Affiliate Commitment actually funded based on the Class A Rollover Share Percentage and the Rollover Unit Percentage, respectively, (ii) the number of Class A Rollover Shares shall be reduced by the quotient of (A) the product of the Class A Rollover Share Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration and (iii) the number of Rollover Units shall be reduced by such number of Focus LLC Units that are exchangeable into such number of shares of Class A Common Stock equal to the quotient of (A) the product of the Rollover Unit Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration. The “Class A Rollover Share Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Class A Rollover Shares (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity. The “Rollover Unit Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Rollover Units (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity.
(c)    Each Stockholder acknowledges and agrees that, from and after the Rollover, except as set forth in Section 2.3, such Stockholder shall have no right, title or interest in or to the Rollover Equity.
2.2    Conditions to Rollover.   The obligations of each Stockholder to consummate the Rollover is subject to the satisfaction (or waiver by such Stockholder in writing) of the following conditions:
(a)    (i) The satisfaction, or written waiver by Parent (to the extent permitted by the Merger Agreement), of all conditions to the obligations of Parent and Merger Subs to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted by the Merger Agreement) of such conditions), (ii) the satisfaction, or written waiver by the Company (to the extent permitted by the Merger

Agreement), of all conditions to the obligations of the Company to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.3 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by the Company (to the extent permitted by the Merger Agreement) of such conditions), (iii) the substantially concurrent funding of the Equity Financing on the terms and subject to the conditions set forth in the Equity Commitment Letters and (iv) the consummation of the Mergers immediately following the Rollover; and
(b)    No Law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Rollover.
2.3    Failure to Consummate the Mergers.   In the event that after the Rollover, the Mergers fails to be consummated for any reason whatsoever and the Merger Agreement is terminated, the parties hereto agree that concurrently with the termination of the Merger Agreement, automatically and without any action of the parties hereto, Topco Aggregator shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity and the Stockholders shall assign, transfer, convey and deliver to Topco Aggregator the Topco Aggregator Units issued to the Stockholders. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective.
2.4    Tax Treatment.   The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, (a) the Topco Rollover, together with the contributions by Topco Aggregator to Topco in connection with the transactions contemplated by the Merger Agreement, are intended to constitute a single integrated transaction and be treated as a transaction described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder and (b) the Topco Aggregator Rollover is intended to be treated as a transaction described in Section 721(a) of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code. The Topco Parties and the Stockholders shall use their reasonable best efforts to cause the transactions contemplated by this Agreement to qualify for the Intended Tax Treatment and shall not take any action (or fail to take any action) that knowingly would, or that knowingly would reasonably be likely to cause the transactions not to so qualify.
2.5    Termination.   Parent shall not be permitted to terminate its obligations under this Section 2 without the written consent of the Stockholders (it being understood that this Section 2 shall also be terminated automatically, without any further action required by the parties thereto, upon any termination of this Agreement pursuant to Section 3).
2.6    Tax Information.   Within ninety (90) days following the Closing Date, each Stockholder shall provide to Topco Aggregator or its accountants the Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity and shall promptly provide updated information in respect thereof if the Stockholder determines that its actual tax basis or holding period is different than previously reported. At the Rollover Time, each Stockholder shall deliver to the Topco Parties a properly completed and timely executed IRS Form W-8 or W-9.
2.7    Withholding.   Each of Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing), shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder’s ownership interest in Topco Aggregator, Topco, or their Affiliates, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.6) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. In the event any such deductions or withholdings are not made with respect to a Stockholder, such Stockholder shall indemnify Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing) for any amounts paid with respect to the applicable taxes, together with any interest, penalties and related expenses thereto. Each Stockholder shall provide Topco Aggregator with such additional tax-related information, certifications and documentation as Topco Aggregator may request.
2.8    Additional Tax Matters.   The Topco Parties agree that the Limited Partnership Agreement of Topco Aggregator at the Rollover Time shall include the following provisions substantially the same and not materially different than the following:
(a)    (A) In the event of an in-kind distribution by Topco Aggregator to some or all of its partners (whether or not in full or partial redemption of the any partner’s interest in Topco Aggregator), the partner shall receive (or be deemed to receive), to the extent possible, (and Topco Aggregator shall record on its books and records the distribution as being a distribution of): (x) first, if the in-kind distribution includes any assets such partner contributed to Topco Aggregator (“Contributed Assets”), such Contributed Assets shall be distributed to such partner to the extent of any amounts due to such partner in respect of such distribution, and (y) second, to the extent that no further distribution can be made in accordance with clause (x), or if the in-kind distribution does not include any Contributed Assets with respect to such partner, then, property shall be distributed to such partner other than Contributed Assets with respect to any other partner, (B) any future partial disposition by Topco Aggregator of common stock of Topco shall be structured, to the extent possible such that the items of income, gain, loss or deduction resulting from such disposition are allocated (taking into account any allocations required pursuant to Section 704(c) of the Code) to the partners to whom the proceeds are intended to be distributed, as determined by the General Partner in good faith and (C) in the event that after the Closing Date there shall be additional capital contributions of property or cash into Topco Aggregator and to the extent such property or cash is further contributed to Topco (or any successor thereof), such contribution to Topco shall only be made in exchange for newly issued shares of common stock of Topco, on a value for value basis, governed by Section 351 of the Code (i.e., not as a paid-in capital). For purposes of the provisions set forth in this Section 2.7(a), (i) a Stockholder shall include a successor in interest that is considered to have contributed assets (other than cash or cash equivalents) to Topco Aggregator under Sections 1.704-3(a)(7) and 1.737-1(c)(2)(iii) of the Treasury Regulations, and (ii) any Contributed Assets shall include assets that are treated as substituted basis property under Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulations as a result of having been received by Topco Aggregator in respect of Contributed Assets in an exchange or series of exchanges in which no gain or loss was recognized as provided in Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulation, including for these purposes, but not limited to, shares of Topco issued on account of Topco Rollover pursuant to this Agreement (“Substituted Basis Property”). With respect to any Contributed Assets (or Substituted Basis Property), Topco Aggregator shall use reasonable efforts to separately identify such property in order to give effect to this Section 2.7(a), to the extent reasonably practicable. This Section 2.7(a) is intended to minimize the potential application of Sections 704(c)(1)(B) and 737 of the Code with respect to each partner and shall be interpreted consistently with that intention.
(b)    Topco Aggregator shall use reasonable best efforts to provide reasonably prompt written notice to the Stockholders if Topco Aggregator obtains actual knowledge that Topco becomes or is likely to become a U.S. real property holding corporation.
3.    Termination.   This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the

Company Merger Effective Time (following the consummation of the Rollover), (iii) any amendment of the Merger Agreement, without the prior written consent of the Stockholders, that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration (such amendment, an “Adverse Amendment”) or (iv) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided that the provisions set forth in Sections 2.3, and 12 through 26 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.6 and 2.7 shall survive the termination of this Agreement pursuant to the foregoing clause (ii); provided, further, that Section 4.5 and the provisions and obligations incorporated by reference in Section 4.5 shall survive to the extent that, and only for so long as, the corresponding provisions referenced therein survive under the terms of the Interim Investors Agreement; and provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against (x) any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination or (y) against any of the Stockholders for such Stockholder’s material breach of Sections 2.1(a), 4.3(b) and 4.5 (including, for the avoidance of doubt, any material breach of any of the provisions of the Interim Investors Agreement incorporated by reference in Section 4.5) (any material breach contemplated by this clause (y), a “Material Rollover Breach”). For the purpose hereof, “Willful Breach” means a material breach of this Agreement (other than a Material Rollover Breach) that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.
4.    Certain Covenants.
4.1    Acquisition Proposals.
(a)    From and after the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each of the Stockholders hereby agrees that it shall not, and it shall instruct and use its reasonable best efforts to cause its Representatives not to, directly or indirectly:
(1)    initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(2)    engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 4.1 prohibit such discussions);
(3)    furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(4)    approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or
(5)    resolve or agree to do any of the foregoing.
(b)   Notwithstanding anything to the contrary in Section 4.1(a):
(1)    From the date hereof until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Stockholders may, at the Company’s request and with substantially concurrent written notice to Parent (which notice shall include the identity of the Third Person referenced in this Section 4.1(b)(1)), engage in discussions with a Third Person who has submitted an Acquisition Proposal solely for the purpose of confirming that the Stockholders are willing to enter into an agreement to vote in favor of such Acquisition Proposal if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, were to subsequently determine that such Acquisition Proposal constitutes a Superior Proposal in accordance with Section 6.2 of the Merger Agreement.
(2)    The Stockholders and their Representatives may engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal that the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.
(c)   From the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Effective Time, subject to Section 8, each Stockholder (solely in its capacity as a stockholder of the Company) agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing following any discussions or negotiations with any Person or Group pursuant to Section 4.1(b) and shall provide, in connection with such notice, the material terms and conditions of any proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) that is the subject of such discussions or negotiations, and thereafter shall keep Parent informed, on a reasonably prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, indication of interest or offer (including any amendments thereto) and any material changes to the status and terms of any such proposal, indication of interest or offer. Notwithstanding the foregoing, the Stockholders shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
4.2    Transfers.   Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, such Stockholder shall not, and shall direct its controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber, or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (v) take an action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (vi) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, but subject to Section 2.1(b), each Stockholder may Transfer any or all of the Covered Shares from and after the Requisite Company Stockholder Approvals have been obtained; provided that the Stockholders retain, collectively, such number of Owned Shares and Owned Units that collectively have an aggregate value equal to the Rollover Amount, as determined in accordance with Section 2.
4.3    Focus LLC Contribution.
(a)    Pursuant to Section 6.23 of the Merger Agreement, the Company, in its capacity as Managing Member (as such term is defined in the Focus LLC Agreement) of Focus LLC, has agreed to consent to any Transfer (as such term is defined in the Focus LLC Agreement) of the Rollover Units as contemplated by this Agreement.

(b)    Each Stockholder hereby covenants and agrees to take or cause to be taken all other or further actions required (including under the Focus LLC Agreement) to validly contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco the Rollover Units at the Rollover Time, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Units), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws. Each Stockholder hereby acknowledges and agrees that to the extent any Rollover Units are exchanged for shares of Class A Common Stock following the date hereof pursuant to the Focus LLC Agreement, such shares of Class A Common Stock received pursuant to such exchange shall be treated as Covered Shares and Class A Rollover Shares.
4.4    Termination of Nomination Agreement.   At or prior to the Closing, subject to and conditioned upon the Closing, the Stockholders shall deliver a termination notice to the Company pursuant to Section 4.2 of that certain Nomination Agreement (as may be amended, supplemented or otherwise modified in accordance with its terms), dated as of July 30, 2018, by and between the Stockholders and the Company.
4.5    Certain Agreements.   The Stockholders agree to be bound by, subject to the exceptions and limitations set forth therein, the following provisions of the Interim Investors Agreement, dated as of the date hereof (the “Interim Investors Agreement”), by and among Topco Aggregator, Topco, Parent and the other parties appearing on the signature pages thereto, as set forth in this Section 4.5: (a) Section 2.4, mutatis mutandis, as if the Stockholders were Investors (as defined in the Interim Investors Agreement) and Requisite Investors (as defined in the Interim Investors Agreement) thereunder; (b) Section 2.11, mutatis mutandis, as if the Stockholders were Sponsor Investors (as defined in the Interim Investors Agreement);
(c)   Section 2.11(a)(ii) and Section 2.11(c), mutatis mutandis, as if the Stockholders were Investors thereunder; (d) the last sentence of Section 4.9, mutatis mutandis, as if the Stockholders were Investors thereunder; (e) Section 4.10, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply to any information received, supplied or otherwise available to such Stockholders unrelated to the Merger and the transactions contemplated by the Merger Agreement; (f) Section 4.11, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply (other than the proviso to the first sentence in Section 4.11, which shall continue to apply, mutatis mutandis) to the information required to be included in the Stockholder’s disclosure statements on Schedule 13D or amendments or supplements thereto; and (g) Section 4.12, mutatis mutandis, as if the Stockholders were parties thereunder. To the extent any Stockholder commits any Material Rollover Breach which continues uncured for twenty-four (24) hours following notice thereof by Parent to such Stockholder, such Stockholder agrees to be bound by, subject to the exceptions and limitations set forth therein, Section 2.12(b) and Section 4.4 of the Interim Investors Agreement, mutatis mutandis, as if such Stockholder were a “Failing Investor” thereunder. Notwithstanding anything to the contrary set forth in this Agreement or the Interim Investors Agreement, in the event of any Material Rollover Breach or any Breach (as defined in the Interim Investors Agreement), in no event shall the aggregate liability of the Stockholders hereunder and SPC (as defined in the Interim Investors Agreement), in the aggregate, exceed an amount equal to the Maximum Liability Cap (as defined in the Interim Investors Agreement).
5.    Proxy Statement; Schedule 13e-3 and Schedule 13D.
(a)    The Company, Parent and the Stockholders shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC the Schedule 13e-3. Each Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of the Schedule 13e-3. To the knowledge of each Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13e-3 or any other filing Parent or the Company is required to make in connection with the Mergers will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Promptly after the execution of this Agreement, Parent and the Stockholders shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to the Merger Agreement and this Agreement and the transactions contemplated hereby and thereby. Parent shall (i) provide the Stockholders and Stockholders’ counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their outside counsel and other Representatives. To the extent legally permissible, Parent and the Stockholders shall (A) provide each other and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by the other parties their outside counsel and their other Representatives, it being understood that failure to provide such prior review or to incorporate any comments shall not in any way limit or preclude Parent or the Stockholders, as applicable, from amending any such Schedule 13D.
(b)    Parent, Sponsor and the Stockholders will each use its reasonable best efforts to furnish all information concerning such Party and its controlled Affiliates to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement and the Schedule 13e- 3, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the Schedule 13e-3 and the resolution of any comments to either received from the SEC.
6.    Representations and Warranties of the Stockholder.   Each Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1    Due Authority.   Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution and delivery of this Agreement by the Company, Parent, Topco and Topco Aggregator, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.
6.2    No Conflict.   The execution and delivery of, compliance with and performance of this Agreement by such Stockholder including, for the avoidance of doubt, the contribution to Topco of the Rollover Units, do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in any violation or breach of any provision of the Focus LLC Agreement, (iii) conflict with or result in a violation or breach of any applicable Law, (iv) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (v) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii), (iv) and (v) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.3    Consents.   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.4    Ownership of the Owned Shares and Owned Units.   Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement, the Focus LLC Agreement or arising under applicable securities laws. Such Stockholder has the full legal right, power and authority to deliver the Rollover Equity to Parent pursuant to Section 2. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and Owned Units. Such Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Units and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder.
6.5    Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to prevent, materially or materially impair the ability of the Stockholder to perform its obligations under this Agreement.
6.6    Investment.   The Exchanged Shares and the TopCo Aggregator Units to be acquired by the Stockholder pursuant to this Agreement will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchanged Shares and the TopCo Aggregator Units. Each Stockholder is able to bear the economic risk of its investment in the Exchanged Shares and the TopCo Aggregator Units for an indefinite period of time because the Exchanged Shares and the TopCo Aggregator Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchanged Shares and the TopCo Aggregator Units and has had access to such other information concerning Parent as such Stockholder has requested.
6.7    Finders Fees.   No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.
7.    Representations and Warranties of Parent.   Parent hereby represents and warrants to the Stockholders as follows:
7.1    Due Authority.    Parent is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.
7.2    No Conflict.   The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
7.3    Consents.   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Mergers or the performance by Parent of its obligations under this Agreement.
7.4    Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.
7.5    Exchanged Shares.   The Exchanged Shares and the Topco Aggregator Units, when issued to the Stockholder pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by governance documents of Topco or Topco Aggregator, as applicable, or arising under applicable securities Laws.
8.    Representations and Warranties of the Company.   The Company hereby represents and warrants to the Stockholders and Parent as follows:
8.1    Due Authority.   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.
8.2    No Conflict.   The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
9.    Stockholder Capacity.   This Agreement is being entered into by the Stockholders solely in their respective capacity as a record or beneficial owner of the Owned Shares and Owned Units, and nothing in this Agreement shall restrict or limit the ability of any of the Stockholders or any of their respective Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.
10.   Non-Survival of Representations, Warranties and Covenants.   Other than the covenants and agreements in Section 2.4, Section 2.6, Section 2.7, Section 3, Section 11, Sections 13 through 28 and, solely to the extent and only for so long as the provisions and obligations incorporated by reference in Section 4.5 survive under the terms of the Interim Investors Agreement, Section 4.5 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Company Merger Effective Time, the representations, warranties and covenants contained herein shall not survive the Company Merger Effective Time.
11.   Waiver of Appraisal and Dissenter Rights and Certain Other Actions.   The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares or Owned Units with respect to the Mergers and the transactions contemplated by the Merger Agreement.
12.   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Common Stock and Focus LLC Units by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Class A Rollover Shares”, “Rollover Units”, “Rollover Equity”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
13.   Further Assurances.   Parent and Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent and the Stockholders may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement and the Merger Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.
14.   Notices.   All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the part(ies) for whom it is intended, (b) served by an internationally recognized overnight courier service upon the part(ies) for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Stockholder to:
c/o Stone Point Capital LLC 20 Horseneck Lane
Greenwich, CT 06830
Attn:   Fayez S. Muhtadie; Peter M. Mundheim
Email:   fmuhtadie@stonepoint.com; pmundheim@stonepoint.com
with a copy (which will not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attn:   Elizabeth A. Cooper; Mark C. Viera
Email:   ecooper@stblaw.com; mark.viera@stblaw.com
if to Parent to:
c/o Clayton Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:   David Winokur
Email:   dwinokur@cdr-inc.com
with a copy (which will not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attn:   David Klein, P.C.; Rachael Coffey, P.C.
Email:   dklein@kirkland.com; rachael.coffey@kirkland.com
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attn:   Richard Campbell, P.C.; Kevin Mausert, P.C.
Email:   rcampbell@kirkland.com; kmausert@kirkland.com
If to the Company, to:
Focus Financial Partners Inc.
875 Third Avenue, 28th Floor
New York, NY 10022
Attention:   Russell McGranahan
Email:   rmcgranahan@focuspartners.com
with a copy (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002 Attention:   Stephen Gill
Email:   sgill@velaw.com
Vinson & Elkins L.L.P.
1114 Avenue of the Americas, 32nd Floor New York, NY 10036
Attention:   Stancell Haigwood Email: shaigwood@velaw.com
and
Potter Anderson & Corroon LLP
1313 North Market Street, 6th Floor
Wilmington, DE 19801
Attention:   Mark A. Morton
Email:   mmorton@potteranderson.com

15.    Interpretation.   The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee).
16.    Entire Agreement.   This Agreement (along with the documents referenced herein), the Interim Investors Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
17.    No Third-Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
18.    Governing Law and Venue; Waiver of Jury Trial.   This Agreement and any claim, cause of action or proceeding (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdictions other than the State of Delaware. In addition, each of the parties hereto (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”) in the event of any claim, cause of action or proceeding between or among the parties hereto (whether in contract, tort, or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim; (iii) agrees that it shall not bring any claim, cause of action or proceeding against any other parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each of the parties irrevocably consents to the service of process of any of the aforementioned courts in any such claim, cause of action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 14. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY

CLAIM, CAUSE OF ACTION OR PROCEEDING (WHETHER AT LAW, IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18, (iii) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (iv) MAKES THIS WAIVER VOLUNTARILY.
19.    Assignment; Successors.   Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a)) may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20.    Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Topco, Topco Aggregator or the Stockholder would have entered into this Agreement.
21.    Non-Recourse.   This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing, shall have any liability to the Stockholder, Parent, the Company, Topco or Topco Aggregator for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.
22.    Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
23.    Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
24.    Amendment; Waiver.   This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25.    No Presumption Against Drafting Party.   The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
26.    No Agreement until Executed.   This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company, the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Mergers.
27.    No Ownership Interest.   Except as expressly provided in Section 2 with respect to the Rollover Equity, (a) nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares and (b) all ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder.
28.    Company Special Committee Approval.   Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholder.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
TRIDENT FFP LP
By:

Name:
Title:
TRIDENT VI, L.P.
By:

Name:
Title:
TRIDENT VI PARALLEL FUND, L.P.
By:

Name:
Title:
TRIDENT VI DE PARALLEL FUND, L.P.
By:

Name:
Title:
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
FERDINAND FFP ACQUISITION, LLC
By:

Name:
Title:
FERDINAND FFP ULTIMATE HOLDINGS, LP
By:

Name:
Title:
FERDINAND FFP PARENT, INC.
By:

Name:
Title:
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
FOCUS FINANCIAL PARTNERS INC.
By:

Name:
Title:
[Signature Page to Support Agreement]

Exhibit A
Owned Shares
Stockholder	Class A Owned Shares	Class B Owned Shares	Owned Units
Trident FFP LP	—	8,250,165	8,250,165
Trident VI, L.P.	955,755	—	—
Trident VI Parallel Fund, L.P.	6,701,039	—	—
Trident VI DE Parallel Fund, L.P.	142,016	—	—
[Exhibit A to Support Agreement]

Exhibit B
Rollover Equity
Stockholder	Class A Rollover Shares	Class B Rollover Shares	Rollover Units
Trident FFP LP	—	4,125,083	4,125,083
Trident VI, L.P.	477,877	—	—
Trident VI Parallel Fund, L.P.	3,350,520	—	—
Trident VI DE Parallel Fund, L.P.	71,008	—	—
[Exhibit B to Support Agreement]

EXHIBIT B
Exchange Notice
Exhibit B

EXHIBIT C
Certificate of Incorporation of the Surviving Company
Exhibit C

Final Form
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
FOCUS FINANCIAL PARTNERS INC.
ARTICLE ONE
The name of the Corporation is Focus Financial Partners Inc. (the “Corporation”).
ARTICLE TWO
The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THREE
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE FOUR
The total number of shares of capital stock that the Corporation has authority to issue is 1,100 shares of Common Stock, par value $0.01 per share (the “Common Stock”). The Common Stock shall consist of two series, Series A Common Stock, par value $0.01 per share (the “Series A Common Stock”) and Non-Voting Series B Common Stock, par value $0.01 per share (the “Non-Voting Series B Common Stock”). The Corporation has authority to issue 1,000 shares of Series A Common Stock and 100 shares of Non-Voting Series B Common Stock. The Corporation may issue fractional shares of Series A Common Stock or Non-Voting Series B Common Stock.
Dividends shall accrue on the Non-Voting Series B Common Stock on a daily basis at the rate of 12% per annum multiplied by the “Stated Value”. All accrued dividends on any outstanding share of Non-Voting Series B Common Stock shall be paid in cash on each anniversary of the issuance of any shares of Non-Voting Series B Common Stock, only when as and if declared by the board of directors of the Corporation and to the extent not prohibited by Section 170 of the DGCL and only out of funds legally available therefor. To the extent any dividend is not paid on a relevant payment date, or is elected by the Corporation not to be paid on a relevant payment date, such dividends during such one year period shall accumulate and be added to the “Stated Value” of a share of Non-Voting Series B Common Stock. When used herein, the “Stated Value” means, for each share of Non-Voting Series B Common Stock, $100,000. Whether or not all accumulated dividends or other accrued and unpaid dividends on Non-Voting Series B Common Stock have been paid in full, the board of directors of the Corporation may declare dividends on the Series A Common Stock at such times and in such amounts as the board of directors of the Corporation may determine and each share of Series A Common Stock shall be entitled to share ratably in such dividends.
In any liquidation, dissolution or winding up of the Corporation, prior to any payment or distribution in respect of the Series A Common Stock, each share of Non-Voting Series B Common Stock shall be entitled to receive the Stated Value on such share plus all accrued and unpaid dividends and thereafter shall not be entitled to participate in any payment or distribution out of any assets of the Corporation. After payment in full of the amounts due in respect of each share of Non-Voting Series B Common Stock, in any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation shall be distributed to the holders of Series A Common Stock ratably on a per share basis. No merger or consolidation to which the Corporation is a party shall be treated as a liquidation, dissolution or winding up of the Corporation.
Except as required by the DGCL, in any matter submitted to stockholders of the Corporation for vote (including the election of directors),

(a)
each share of Series A Common Stock shall be entitled to one vote and (b) no share of Non-Voting Series B Common Stock shall be entitled to any vote on any matter.

No share of Non-Voting Series B Common Stock is convertible into Series A Common Stock and no share of Series A Common Stock is convertible into Non-Voting Series B Common Stock.
ARTICLE FIVE
The Corporation is to have perpetual existence.
ARTICLE SIX
In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation shall have the power to adopt, amend, make, alter or repeal the bylaws of the Corporation.
ARTICLE SEVEN
Meetings of stockholders may be held within or outside of the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Election of directors of the Corporation need not be by written ballot unless the bylaws of the Corporation so provide.
ARTICLE EIGHT
No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the preceding sentence, a director of the Corporation shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director.
The Corporation shall have the power to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee, agent or trustee of the Corporation, any predecessor of the Corporation or any subsidiary or affiliate of the Corporation, or serves or served at any other enterprise as a director, officer, employee, agent or trustee at the request of the Corporation or any predecessor to the Corporation.
Any amendment, repeal or modification of this Article Eight shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal or modification.
ARTICLE NINE
The Corporation expressly elects not to be governed by §203 of the General Corporation Law of the State of Delaware.
ARTICLE TEN
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE ELEVEN
To the maximum extent permitted from time to time under the law of the State of Delaware, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its officers, directors or stockholders, other than those officers, directors or stockholders who are employees of the Corporation. No amendment or repeal of this Article Eleven shall apply to or have any effect on the liability or alleged liability of any officer, director or stockholder of the Corporation for or with respect to any opportunities of which such officer, director, or stockholder becomes aware prior to such amendment or repeal.
* * * * *

EXHIBIT D-1
Form of Affirmative Consent Notice
Exhibit D-1

EXHIBIT D-2
Form of Negative Consent Notice
Exhibit D-2

Annex B
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
February 27, 2023
Special Committee of the Board of Directors
Focus Financial Partners Inc.
875 3rd Ave 28th Floor
New York, NY 10022
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the Unaffiliated Stockholders (as defined in the Agreement (defined below)) of the outstanding shares of Class A common stock, par value $0.01 per share (the “Class A Shares”), of Focus Financial Partners Inc. (the “Company”) of the $53.00 in cash per Class A Share to be paid to such holders in the Company Merger (as defined in the Agreement (defined below)) pursuant to the Agreement and Plan of Merger, dated as of February 27, 2023 (the “Agreement”), by and among Ferdinand FFP Acquisition, LLC (“Parent”), Ferdinand FFP Merger Sub 1, Inc., a wholly owned subsidiary of Parent, Ferdinand FFP Merger Sub 2, LLC, a wholly owned subsidiary of Parent, the Company, and Focus Financial Partners, LLC.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Clayton, Dubilier & Rice, LLC, an affiliate of Parent (“CD&R”), and any of its respective affiliates and portfolio companies, Stone Point Capital LLC (“Stone Point”), affiliates of which are significant stockholders of the Company, affiliates of Rudy Adolf, a significant stockholder of the Company, and affiliates of Rajini Kodialam, a significant stockholder of the Company, or any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transactions”). We have acted as financial advisor to the Special Committee of the Board of Directors (the “Special Committee”) in connection with, and have participated in certain of the negotiations leading to, the Transactions. We expect to receive fees for our services in connection with the Transactions, the principal portion of which is contingent upon consummation of the Transactions, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a follow-on public offering of Class A Shares in February 2021; as bookrunner with respect to a follow-on public offering of Class A Shares in December 2021; and as a participant in the Company’s revolving credit facility as of November 2022. We also have provided certain financial advisory and/or underwriting services to CD&R and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Beacon Roofing Supply, Inc., a portfolio company of funds associated with CD&R, with respect to the sale of its interiors business in February 2021; as bookrunner with respect to the initial public offering of common
Securities and Investment Services Provided by Goldman Sachs & Co. LLC

stock of Agilon Health, Inc., a portfolio company of funds associated with CD&R, in April 2021, and with respect to the follow-on public offering in September 2021; as bookrunner with respect to the initial public offering of common stock of Core & Main LP, a portfolio company of funds associated with CD&R, in July 2021, and with respect to the follow-on public offering in January 2022; as financial advisor to Clayton Dubilier and Rice (UK), an affiliate of CD&R, with respect to its acquisition of Wm Morrison Supermarkets plc in October 2021; as bookrunner with respect to a U.S. Dollar first-lien term and a Euro first-lien term loan to Fort Dearborn Company, a portfolio company of funds associated with CD&R, in October 2021; and as financial advisor to CD&R with respect to its acquisition of Cornerstone Building Brands, Inc. in July 2022. We also have provided certain financial advisory and/or underwriting services to Stone Point and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a follow-on public offering of common stock of Broadstone Net Lease LLC (“Broadstone”), a portfolio company of funds associated with Stone Point, in June 2021; as bookrunner with respect to the issuance of investment grade notes of Broadstone in September 2021; as bookrunner with respect to the initial public offering of HireRight Inc., a portfolio company of funds associated with Stone Point, in October 2021; as bookrunner with respect to a follow-on public offering of common stock of Broadstone in August 2022; as financial advisor to a consortium co-led by Stone Point, with respect to the consortium’s pending acquisition of TIAA Bank, announced in November 2022; and as bookrunner with respect to term loans to Alliant Holdings Intermediate, Llc, a portfolio company of funds associated with Stone Point, in February 2023. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, CD&R, Stone Point, Rudy Adolf, Rajini Kodialam, and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with CD&R and Stone Point and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of CD&R and Stone Point from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2022; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Special Committee (the “Forecasts”); certain tax receivables benefits and payments projections for the Company prepared by its management, as approved for our use by the Special Committee (the “Tax Receivables Projections”); and certain tax amortization benefit projections for the Company prepared by its management, as approved for our use by the Special Committee (the “Tax Amortization Projections”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Class A Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts, the Tax Receivables Projections and the Tax Amortization Projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Special Committee. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on the expected benefits of the Transactions in any way meaningful to our analysis. We have assumed that the Transactions will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transactions, or the relative merits of the Transactions as compared to any strategic alternatives that may be available to the Company, including a proposal made by a third party at a higher price in cash per Class A Share than in the Transactions, which proposal you have advised us you have determined not to pursue prior to the execution of the Agreement; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the Unaffiliated Stockholders, as of the date hereof, of the $53.00 in cash per Class A Share to be paid to such holders in the Company Merger pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement, the Focus LLC Agreement, the Tax Receivable Agreements, the TRA Holder Agreements (each as defined in the Agreement) or Transactions, any term or aspect of any other agreement or instrument contemplated by the Agreement or the Focus LLC Agreement, the Tax Receivable Agreements or the TRA Holder Agreements or entered into or amended in connection with the Transactions, any payment pursuant to the Agreement, the Focus LLC Agreement, the Tax Receivable Agreements or the TRA Holder Agreements (other than the payment of the $53.00 in cash per Class A Share to be paid to the Unaffiliated Stockholders in the Company Merger, to the extent contemplated herein), the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of the Class B Common Stock, par value $0.01 per share (the “Class B Shares”), of the Company or any other class of securities, creditors, or other constituencies of the Company, or the cancellation of the Class B Shares pursuant to the Agreement; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transactions, whether relative to the $53.00 in cash per Class A Share to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Class A Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transactions, or as to the impact of the Transactions on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Special Committee in connection with its consideration of the Transactions and such opinion does not constitute a recommendation as to how any holder of Class A Shares should vote with respect to such Transactions or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $53.00 in cash per Class A Share to be paid to the Unaffiliated Stockholders in the Company Merger pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)

Annex C
Jefferies LLC 520 Madison Avenue New York, NY 10022 tel 212.284.2300 Jefferies.com
February 26, 2023
The Special Committee of the Board of Directors
Focus Financial Partners Inc.
875 Third Avenue, 28th Floor
New York, NY 10022
Members of the Special Committee:
We understand that Focus Financial Partners Inc. (the “Company”), Ferdinand FFP Acquisition, LLC (“Parent”), Ferdinand FFP Merger Sub 1, Inc., a wholly-owned subsidiary of Parent (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, a wholly-owned subsidiary of Parent (“LLC Merger Sub” and, together with Company Merger Sub, “Merger Subs”), and Focus Financial Partners, LLC (“Focus LLC”) propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Company Merger Sub will merge with and into the Company (the “Company Merger”), with the Company surviving the Company Merger and (i) each share of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) issued and outstanding immediately prior to the Company Merger Effective Time, other than (a) the Rollover Shares, (b) shares of Class A Common Stock held by the Company as treasury stock (and not held on behalf of third parties) or owned by Parent or Merger Subs or by any direct or indirect wholly-owned subsidiary of Parent or Merger Subs, each of which will be canceled at the Company Merger Effective Time without payment of any consideration therefor and (c) the Dissenting Shares, will automatically be converted into the right to receive $53.00 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”) and (ii) each outstanding share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock”) will be canceled and no payment will be made with respect thereto. We also understand that, pursuant to the Merger Agreement and immediately prior to the Company Merger, LLC Merger Sub will merge with and into Focus LLC (the “LLC Merger” and, together with the Company Merger, the “Mergers”), with Focus LLC surviving the LLC Merger and each Focus LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vested Unit Exchanges, other than the Rollover Units and any Focus LLC Units owned by Parent or the Company (or by any of the Company’s wholly owned subsidiaries), will be canceled and forfeited for no consideration. The terms and conditions of the Mergers are more fully set forth in the Merger Agreement. Capitalized terms used but not defined herein have the meanings given in the Merger Agreement.
You have asked for our opinion as to whether the Merger Consideration to be received by the holders of shares of Class A Common Stock (excluding those shares of Class A Common Stock held, directly or indirectly, by or on behalf of: (a) Clayton, Dubilier & Rice, LLC (“CD&R”), its investment fund Affiliates and its portfolio companies majority owned by such investment fund Affiliates with respect to which CD&R has the sole right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Common Stock that constitute Non-Controlled Stock); (b) Stone Point Capital LLC (“Stone Point”), its investment fund Affiliates, its portfolio companies majority owned by such investment fund Affiliates with respect to which Stone Point has the sole right to vote or direct the voting of such shares held by such portfolio companies (and excluding any shares of Common Stock that constitute Non-Controlled Stock) and those members of the Board of Directors of the Company (the “Board”) who are employees of Stone Point or one of its investment fund Affiliates; and (c) any person that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act) (the “Unaffiliated Stockholders”) in the Company Merger pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

In arriving at our opinion, we have, among other things:
(i)
reviewed an execution version, provided to us on February 26, 2023 of the Merger Agreement;

(ii)
reviewed certain publicly available financial and other information about the Company;

(iii)
reviewed certain information furnished to us by the Company’s management, including financial forecasts and analyses, relating to the business, operations, tax attributes and prospects of the Company;

(iv)
held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

(v)
reviewed the share trading price history and valuation multiples for the Class A Common Stock and compared them with those of certain publicly traded companies that we deemed relevant;

(vi)
compared the proposed financial terms of the Company Merger with the financial terms of certain other transactions that we deemed relevant; and

(vii)
conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on assurances of the management of the Company that it is not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities of, nor did we conduct a physical inspection of any of the properties or facilities of, the Company, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals.
With respect to the financial forecasts provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. The Company has informed us, however, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. We express no opinion as to the Company’s financial forecasts or the assumptions on which they are made.
Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.
We have made no independent investigation of any legal or accounting matters affecting the Company, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to the Company and its Board and the Special Committee of the Board (the “Special Committee”), including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement to the Company and its stockholders. In addition, in preparing this opinion, we have not taken into account any tax consequences of the transaction to any holder of Class A Common Stock. We have assumed that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Mergers, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, Parent or the contemplated benefits of the Mergers.
It is understood that our opinion is for the use and benefit of the Special Committee in its consideration of the Mergers, and our opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Mergers or the terms of the Merger Agreement or the documents referred to therein (including the Tax Receivable

Agreements, any amendments thereto or agreements in connection therewith or any payments thereunder). Our opinion does not constitute a recommendation as to how any holder of shares of Class A Common Stock should vote on the Company Merger or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities (including shares of Class B Common Stock and Common Units), creditors or other constituencies of the Company or any other party, other than the holders of shares of Class A Common Stock that are Unaffiliated Stockholders. This opinion also does not address the allocation of the aggregate consideration among the various classes of shares of capital stock or other equity interests of the Company and Focus LLC. We express no opinion as to the price at which shares of Class A Common Stock will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the Company’s officers, directors or employees, or any class of such persons, in connection with the Mergers relative to the Merger Consideration to be received by the holders of shares of Class A Common Stock that are Unaffiliated Stockholders or otherwise. Our opinion has been authorized by the Fairness Committee of Jefferies LLC.
We have been engaged by the Special Committee to act as financial advisor to the Special Committee in connection with the Mergers and will receive fees for such services. For our services, we have received an up-front fee, an initial monthly advisory fee and subsequent monthly advisory fees, and will receive additional fees, a significant portion of which are payable upon delivery of this opinion and a portion of which are payable contingent upon consummation of the Mergers. We will also be reimbursed for expenses incurred. The Company has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement.
As you are aware, in the past two years, we have not provided financial advisory and financing services to the Company or its affiliates. As you are also aware, we have, in the past, provided financial advisory and financing services to CD&R or its affiliates and financing services to Stone Point or its affiliates, and may continue to do so and have received, and may receive, fees for the rendering of such services. We maintain a market in the securities of the Company, and in the ordinary course of our business, we and our affiliates may trade or hold securities of the Company or Parent and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to the Company, Parent or entities that are affiliated with the Company or Parent, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with the Special Committee and the Company, our opinion may not be used or referred to by the Special Committee or the Company, or quoted or disclosed to any person in any manner, without our prior written consent.
Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the Unaffiliated Stockholders pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
JEFFERIES LLC

Annex D
Execution Version
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of February 27, 2023, is entered into by and among the undersigned stockholders of the Company (the “Stockholders”), Ferdinand FFP Ultimate Holdings, LP, a Delaware limited partnership (“Topco Aggregator”), Ferdinand FFP Parent, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Topco Aggregator (“Topco” and, together with Topco Aggregator, the “Topco Parties”), Focus Financial Partners Inc., a Delaware corporation (the “Company”), and Ferdinand FFP Acquisition, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Topco (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Focus Financial Partners, LLC, a Delaware limited liability company (“Focus LLC”), (iii) Parent, (iv) Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Company Merger Sub”), and (v) Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned Subsidiary of Parent (“LLC Merger Sub”), will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Company Merger Sub with and into the Company (the “Company Merger”) with the Company surviving the Company Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, each of the Stockholders is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class B Owned Shares” and together with the Class A Owned Shares, the “Owned Shares”) and (iii) the number of Focus LLC Units set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the equity of Focus LLC owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Class A Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Class A Rollover Shares”, as adjusted in accordance with Section 2.1 (such shares, the “Class A Rollover Shares”), which Class A Rollover Shares otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Class A Rollover Shares but for the transactions contemplated by this Agreement and their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Class A Rollover Amount”) to Topco, which indirectly owns 100% of the equity interests of Parent, on the Closing Date and immediately prior to the Vested Units Exchanges and the LLC Merger Effective Time (the “Rollover Time”), in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Class A Rollover Amount (the “Exchanged Class A Shares”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Owned Units and corresponding Class B Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Rollover Units”, as adjusted in accordance with Section 2.1 (such paired units and shares, the “Rollover Units” and together with the Class A Rollover Shares, the “Rollover Equity”), which Rollover Units otherwise would be exchanged into shares of Class A Common

Stock and converted into the right to receive the Merger Consideration in cash but for the transactions contemplated by this Agreement and their exclusion from the Vested Units Exchanges pursuant to Section 1.1 of the Merger Agreement (the aggregate amount of the Merger Consideration that would have been payable in respect of the Rollover Units if such Rollover Units were exchanged for shares of Class A Common Stock pursuant to Section 1.1 of the Merger Agreement, the “Unit Rollover Amount”, and collectively with the Class A Rollover Amount, the “Rollover Amount”) to Topco at the Rollover Time, in exchange for a number of newly issued shares of Topco with an aggregate value equal to the Unit Rollover Amount (the “Exchanged Unit Shares”, together with the Exchanged Class A Shares, the “Exchanged Shares”) (the contribution of the Rollover Equity by the Stockholders to Topco, the “Topco Rollover”);
WHEREAS, immediately following the Topco Rollover, each of the Stockholders will contribute and transfer the Exchanged Shares to Topco Aggregator, in exchange for a number of newly issued units of Topco Aggregator (the “Topco Aggregator Units”) with an aggregate value (based on the same per unit price paid by Clayton, Dubilier & Rice Fund XII, L.P. (or its affiliates) (collectively, the “Sponsor”) for the units issued to the Sponsor by Topco Aggregator at the Closing (the “Sponsor Units”)) equal to the Rollover Amount (the contribution of the Exchanged Shares by the Stockholders to Topco Aggregator, the “Topco Aggregator Rollover”); and
WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company, Parent, Topco and Topco Aggregator hereby agree as follows:
1.   Agreement to Vote the Covered Shares.
1.1   Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Mergers or any other transaction contemplated by the Merger Agreement is sought each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Mergers, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4 of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Stockholders Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, each Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Stockholder shall be entitled to vote the Covered Shares in its sole discretion.
2.   Rollover.
2.1   Contribution and Rollover.   On the terms set forth herein and subject to Section 2.2 and Section 2.3:
(a)   Each Stockholder agrees and covenants to Parent, Topco and Topco Aggregator that it will, (i) at the Rollover Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco such Stockholder’s Rollover Equity in exchange for the issuance by Topco of such Stockholder’s Exchanged Shares to such Stockholder and (ii) immediately following the Topco Rollover, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco Aggregator such Stockholder’s Exchanged Shares in exchange for the issuance by Topco Aggregator of the Topco Aggregator Units to such Stockholder, in each case, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Equity or such Exchanged Shares, as applicable), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws (the “Rollover”).
(b)   Notwithstanding anything to the contrary set forth in this Agreement, to the extent approved in writing by Clayton, Dubilier & Rice, LLC (“CD&R”) (such approval not to be unreasonably withheld, conditioned or delayed), if any Affiliate of a Stockholder irrevocably commits after the date hereof, on terms reasonably acceptable to CD&R, to invest an amount of cash in Parent (a “Stockholder Affiliate Commitment”), (i) the Rollover Amount shall be automatically reduced, without any further action of the parties hereto, on a dollar-for-dollar basis by the aggregate amount of such Stockholder Affiliate Commitment actually funded, and the Class A Rollover Amount and the Unit Rollover Amount shall be proportionately reduced by such Stockholder Affiliate Commitment actually funded based on the Class A Rollover Share Percentage and the Rollover Unit Percentage, respectively, (ii) the number of Class A Rollover Shares shall be reduced by the quotient of (A) the product of the Class A Rollover Share Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration and (iii) the number of Rollover Units shall be reduced by such number of Focus LLC Units that are exchangeable into such number of shares of Class A Common Stock equal to the quotient of (A) the product of the Rollover Unit Percentage and the amount of such Stockholder Affiliate Commitment actually funded and (B) the Merger Consideration. The “Class A Rollover Share Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Class A Rollover Shares (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity. The “Rollover Unit Percentage” means a fraction, expressed as a percentage, the numerator of which is the number of Rollover Units (determined without giving effect to this Section 2.1(b)) and the denominator of which is the total number of equity interests representing the Rollover Equity (determined without giving effect to this Section 2.1(b)), with Owned Units and corresponding Class B Owned Shares counting as a single equity interest for purposes of calculating Rollover Equity.
(c)   Each Stockholder acknowledges and agrees that, from and after the Rollover, except as set forth in Section 2.3, such Stockholder shall have no right, title or interest in or to the Rollover Equity.
2.2   Conditions to Rollover.   The obligations of each Stockholder to consummate the Rollover is subject to the satisfaction (or waiver by such Stockholder in writing) of the following conditions:
(a)   (i) The satisfaction, or written waiver by Parent (to the extent permitted by the Merger Agreement), of all conditions to the obligations of Parent and Merger Subs to consummate the

Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted by the Merger Agreement) of such conditions), (ii) the satisfaction, or written waiver by the Company (to the extent permitted by the Merger Agreement), of all conditions to the obligations of the Company to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Sections 7.1 and 7.3 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by the Company (to the extent permitted by the Merger Agreement) of such conditions), (iii) the substantially concurrent funding of the Equity Financing on the terms and subject to the conditions set forth in the Equity Commitment Letters and (iv) the consummation of the Mergers immediately following the Rollover; and
(b)   No Law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Rollover.
2.3   Failure to Consummate the Mergers.   In the event that after the Rollover, the Mergers fails to be consummated for any reason whatsoever and the Merger Agreement is terminated, the parties hereto agree that concurrently with the termination of the Merger Agreement, automatically and without any action of the parties hereto, Topco Aggregator shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity and the Stockholders shall assign, transfer, convey and deliver to Topco Aggregator the Topco Aggregator Units issued to the Stockholders. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective.
2.4   Tax Treatment.   The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, (a) the Topco Rollover, together with the contributions by Topco Aggregator to Topco in connection with the transactions contemplated by the Merger Agreement, are intended to constitute a single integrated transaction and be treated as a transaction described in Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder and (b) the Topco Aggregator Rollover is intended to be treated as a transaction described in Section 721(a) of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code. The Topco Parties and the Stockholders shall use their reasonable best efforts to cause the transactions contemplated by this Agreement to qualify for the Intended Tax Treatment and shall not take any action (or fail to take any action) that knowingly would, or that knowingly would reasonably be likely to cause the transactions not to so qualify.
2.5   Termination.   Parent shall not be permitted to terminate its obligations under this Section 2 without the written consent of the Stockholders (it being understood that this Section 2 shall also be terminated automatically, without any further action required by the parties thereto, upon any termination of this Agreement pursuant to Section 3).
2.6   Tax Information.   Within ninety (90) days following the Closing Date, each Stockholder shall provide to Topco Aggregator or its accountants the Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity and shall promptly provide updated information in respect thereof if the Stockholder determines that its actual tax basis or holding period is different than previously reported. At the Rollover Time, each Stockholder shall deliver to the Topco Parties a properly completed and timely executed IRS Form W-8 or W-9.
2.7   Withholding. Each of Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing), shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder’s ownership interest in Topco Aggregator, Topco, or their Affiliates, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.6) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. In the event any such deductions or withholdings are not made with respect to a Stockholder, such Stockholder shall indemnify Parent, Topco, and Topco Aggregator (and any Affiliates and designees of the foregoing) for any amounts paid with respect to the applicable taxes, together with any interest, penalties and related expenses thereto. Each Stockholder shall provide Topco Aggregator with such additional tax-related information, certifications and documentation as Topco Aggregator may request.
2.8   Additional Tax Matters.   The Topco Parties agree that the Limited Partnership Agreement of Topco Aggregator at the Rollover Time shall include the following provisions substantially the same and not materially different than the following:
(a)   (A) In the event of an in-kind distribution by Topco Aggregator to some or all of its partners (whether or not in full or partial redemption of the any partner’s interest in Topco Aggregator), the partner shall receive (or be deemed to receive), to the extent possible, (and Topco Aggregator shall record on its books and records the distribution as being a distribution of): (x) first, if the in-kind distribution includes any assets such partner contributed to Topco Aggregator (“Contributed Assets”), such Contributed Assets shall be distributed to such partner to the extent of any amounts due to such partner in respect of such distribution, and (y) second, to the extent that no further distribution can be made in accordance with clause (x), or if the in-kind distribution does not include any Contributed Assets with respect to such partner, then, property shall be distributed to such partner other than Contributed Assets with respect to any other partner, (B) any future partial disposition by Topco Aggregator of common stock of Topco shall be structured, to the extent possible such that the items of income, gain, loss or deduction resulting from such disposition are allocated (taking into account any allocations required pursuant to Section 704(c) of the Code) to the partners to whom the proceeds are intended to be distributed, as determined by the General Partner in good faith and (C) in the event that after the Closing Date there shall be additional capital contributions of property or cash into Topco Aggregator and to the extent such property or cash is further contributed to Topco (or any successor thereof), such contribution to Topco shall only be made in exchange for newly issued shares of common stock of Topco, on a value for value basis, governed by Section 351 of the Code (i.e., not as a paid-in capital). For purposes of the provisions set forth in this Section 2.7(a), (i) a Stockholder shall include a successor in interest that is considered to have contributed assets (other than cash or cash equivalents) to Topco Aggregator under Sections 1.704-3(a)(7) and 1.737-1(c)(2)(iii) of the Treasury Regulations, and (ii) any Contributed Assets shall include assets that are treated as substituted basis property under Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulations as a result of having been received by Topco Aggregator in respect of Contributed Assets in an exchange or series of exchanges in which no gain or loss was recognized as provided in Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulation, including for these purposes, but not limited to, shares of Topco issued on account of Topco Rollover pursuant to this Agreement (“Substituted Basis Property”). With respect to any Contributed Assets (or Substituted Basis Property), Topco Aggregator shall use reasonable efforts to separately identify such property in order to give effect to this Section 2.7(a), to the extent reasonably practicable. This Section 2.7(a) is intended to minimize the potential application of Sections 704(c)(1)(B) and 737 of the Code with respect to each partner and shall be interpreted consistently with that intention.

(b)   Topco Aggregator shall use reasonable best efforts to provide reasonably prompt written notice to the Stockholders if Topco Aggregator obtains actual knowledge that Topco becomes or is likely to become a U.S. real property holding corporation.
3.   Termination.   This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Company Merger Effective Time (following the consummation of the Rollover),
(iii)   any amendment of the Merger Agreement, without the prior written consent of the Stockholders, that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration (such amendment, an “Adverse Amendment”) or (iv) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided that the provisions set forth in Sections 2.3, and 12 through 26 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.6 and 2.7 shall survive the termination of this Agreement pursuant to the foregoing clause (ii); provided, further, that Section 4.5 and the provisions and obligations incorporated by reference in Section 4.5 shall survive to the extent that, and only for so long as, the corresponding provisions referenced therein survive under the terms of the Interim Investors Agreement; and provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against (x) any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination or (y) against any of the Stockholders for such Stockholder’s material breach of Sections 2.1(a), 4.3(b) and 4.5 (including, for the avoidance of doubt, any material breach of any of the provisions of the Interim Investors Agreement incorporated by reference in Section 4.5) (any material breach contemplated by this clause (y), a “Material Rollover Breach”). For the purpose hereof, “Willful Breach” means a material breach of this Agreement (other than a Material Rollover Breach) that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.
4.   Certain Covenants.
4.1   Acquisition Proposals.
(a)   From and after the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each of the Stockholders hereby agrees that it shall not, and it shall instruct and use its reasonable best efforts to cause its Representatives not to, directly or indirectly:
(1)   initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(2)   engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 4.1 prohibit such discussions);
(3)   furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(4)   approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or
(5)   resolve or agree to do any of the foregoing.
(b)   Notwithstanding anything to the contrary in Section 4.1(a):

(1)   From the date hereof until the No-Shop Period Start Date (or with respect to an Excluded Party, the Cut-Off Time), the Stockholders may, at the Company’s request and with substantially concurrent written notice to Parent (which notice shall include the identity of the Third Person referenced in this Section 4.1(b)(1)), engage in discussions with a Third Person who has submitted an Acquisition Proposal solely for the purpose of confirming that the Stockholders are willing to enter into an agreement to vote in favor of such Acquisition Proposal if the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, were to subsequently determine that such Acquisition Proposal constitutes a Superior Proposal in accordance with Section 6.2 of the Merger Agreement.
(2)   The Stockholders and their Representatives may engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal that the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.
(c)   From the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Effective Time, subject to Section 8, each Stockholder (solely in its capacity as a stockholder of the Company) agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing following any discussions or negotiations with any Person or Group pursuant to Section 4.1(b) and shall provide, in connection with such notice, the material terms and conditions of any proposal, indication of interest (including, for the avoidance of doubt, the form and amount of consideration and proposed financing arrangements), or offer (including the identity of the Person or Group making such proposal, indication of interest or offer and, if applicable, copies of any written proposal, indication of interest or offer, including proposed agreements or commitment letters) that is the subject of such discussions or negotiations, and thereafter shall keep Parent informed, on a reasonably prompt basis (and, in any event, within twenty-four hours), of any material changes to the status and terms of any such proposal, indication of interest or offer (including any amendments thereto) and any material changes to the status and terms of any such proposal, indication of interest or offer. Notwithstanding the foregoing, the Stockholders shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
4.2   Transfers.   Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, such Stockholder shall not, and shall direct its controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber, or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (v) take an action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (vi) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, but subject to Section 2.1(b), each Stockholder may Transfer any or all of the Covered Shares from and after the Requisite Company Stockholder Approvals have been obtained; provided that the Stockholders retain, collectively, such number of Owned Shares and Owned Units that collectively have an aggregate value equal to the Rollover Amount, as determined in accordance with Section 2.

4.3   Focus LLC Contribution.
(a)   Pursuant to Section 6.23 of the Merger Agreement, the Company, in its capacity as Managing Member (as such term is defined in the Focus LLC Agreement) of Focus LLC, has agreed to consent to any Transfer (as such term is defined in the Focus LLC Agreement) of the Rollover Units as contemplated by this Agreement.
(b)   Each Stockholder hereby covenants and agrees to take or cause to be taken all other or further actions required (including under the Focus LLC Agreement) to validly contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco the Rollover Units at the Rollover Time, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Units), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws. Each Stockholder hereby acknowledges and agrees that to the extent any Rollover Units are exchanged for shares of Class A Common Stock following the date hereof pursuant to the Focus LLC Agreement, such shares of Class A Common Stock received pursuant to such exchange shall be treated as Covered Shares and Class A Rollover Shares.
4.4   Termination of Nomination Agreement.   At or prior to the Closing, subject to and conditioned upon the Closing, the Stockholders shall deliver a termination notice to the Company pursuant to Section 4.2 of that certain Nomination Agreement (as may be amended, supplemented or otherwise modified in accordance with its terms), dated as of July 30, 2018, by and between the Stockholders and the Company.
4.5   Certain Agreements.   The Stockholders agree to be bound by, subject to the exceptions and limitations set forth therein, the following provisions of the Interim Investors Agreement, dated as of the date hereof (the “Interim Investors Agreement”), by and among Topco Aggregator, Topco, Parent and the other parties appearing on the signature pages thereto, as set forth in this Section 4.5: (a) Section 2.4, mutatis mutandis, as if the Stockholders were Investors (as defined in the Interim Investors Agreement) and Requisite Investors (as defined in the Interim Investors Agreement) thereunder; (b) Section 2.11, mutatis mutandis, as if the Stockholders were Sponsor Investors (as defined in the Interim Investors Agreement);
(a)   Section 2.11(a)(ii) and Section 2.11(c), mutatis mutandis, as if the Stockholders were Investors thereunder; (d) the last sentence of Section 4.9, mutatis mutandis, as if the Stockholders were Investors thereunder; (e) Section 4.10, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply to any information received, supplied or otherwise available to such Stockholders unrelated to the Merger and the transactions contemplated by the Merger Agreement; (f) Section 4.11, mutatis mutandis, as if the Stockholders were parties thereunder; provided that such provisions shall not apply (other than the proviso to the first sentence in Section 4.11, which shall continue to apply, mutatis mutandis) to the information required to be included in the Stockholder’s disclosure statements on Schedule 13D or amendments or supplements thereto; and (g) Section 4.12, mutatis mutandis, as if the Stockholders were parties thereunder. To the extent any Stockholder commits any Material Rollover Breach which continues uncured for twenty-four (24) hours following notice thereof by Parent to such Stockholder, such Stockholder agrees to be bound by, subject to the exceptions and limitations set forth therein, Section 2.12(b) and Section 4.4 of the Interim Investors Agreement, mutatis mutandis, as if such Stockholder were a “Failing Investor” thereunder. Notwithstanding anything to the contrary set forth in this Agreement or the Interim Investors Agreement, in the event of any Material Rollover Breach or any Breach (as defined in the Interim Investors Agreement), in no event shall the aggregate liability of the Stockholders hereunder and SPC (as defined in the Interim Investors Agreement), in the aggregate, exceed an amount equal to the Maximum Liability Cap (as defined in the Interim Investors Agreement).
5.   Proxy Statement; Schedule 13e-3 and Schedule 13D.
(a)   The Company, Parent and the Stockholders shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC the Schedule 13e-3.

Each Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of the Schedule 13e-3. To the knowledge of each Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13e-3 or any other filing Parent or the Company is required to make in connection with the Mergers will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Promptly after the execution of this Agreement, Parent and the Stockholders shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to the Merger Agreement and this Agreement and the transactions contemplated hereby and thereby. Parent shall (i) provide the Stockholders and Stockholders’ counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their outside counsel and other Representatives. To the extent legally permissible, Parent and the Stockholders shall (A) provide each other and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by the other parties their outside counsel and their other Representatives, it being understood that failure to provide such prior review or to incorporate any comments shall not in any way limit or preclude Parent or the Stockholders, as applicable, from amending any such Schedule 13D.
(b)   Parent, Sponsor and the Stockholders will each use its reasonable best efforts to furnish all information concerning such Party and its controlled Affiliates to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement and the Schedule 13e- 3, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the Schedule 13e-3 and the resolution of any comments to either received from the SEC.
6.   Representations and Warranties of the Stockholder.   Each Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1   Due Authority. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution and delivery of this Agreement by the Company, Parent, Topco and Topco Aggregator, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.
6.2   No Conflict.   The execution and delivery of, compliance with and performance of this Agreement by such Stockholder including, for the avoidance of doubt, the contribution to Topco of the Rollover Units, do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in any violation or breach of any provision of the Focus LLC Agreement, (iii) conflict with or result in a violation or breach of any applicable Law, (iv) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (v) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii), (iv) and (v) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.3   Consents.   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.4   Ownership of the Owned Shares and Owned Units.   Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement, the Focus LLC Agreement or arising under applicable securities laws. Such Stockholder has the full legal right, power and authority to deliver the Rollover Equity to Parent pursuant to Section 2. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and Owned Units. Such Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Units and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder.
6.5   Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to prevent, materially or materially impair the ability of the Stockholder to perform its obligations under this Agreement.
6.6   Investment.   The Exchanged Shares and the TopCo Aggregator Units to be acquired by the Stockholder pursuant to this Agreement will be acquired for the Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchanged Shares and the TopCo Aggregator Units. Each Stockholder is able to bear the economic risk of its investment in the Exchanged Shares and the TopCo Aggregator Units for an indefinite period of time because the Exchanged Shares and the TopCo Aggregator Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchanged Shares and the TopCo Aggregator Units and has had access to such other information concerning Parent as such Stockholder has requested.
6.7   Finders Fees.   No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.
7.   Representations and Warranties of Parent.   Parent hereby represents and warrants to the Stockholders as follows:
7.1   Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.
7.2   No Conflict.   The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
7.3   Consents.   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Mergers or the performance by Parent of its obligations under this Agreement.
7.4   Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.
7.5   Exchanged Shares.   The Exchanged Shares and the Topco Aggregator Units, when issued to the Stockholder pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by governance documents of Topco or Topco Aggregator, as applicable, or arising under applicable securities Laws.
8.   Representations and Warranties of the Company.   The Company hereby represents and warrants to the Stockholders and Parent as follows:
8.1   Due Authority.   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

8.2   No Conflict.   The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
9.   Stockholder Capacity.   This Agreement is being entered into by the Stockholders solely in their respective capacity as a record or beneficial owner of the Owned Shares and Owned Units, and nothing in this Agreement shall restrict or limit the ability of any of the Stockholders or any of their respective Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.
10.   Non-Survival of Representations, Warranties and Covenants.   Other than the covenants and agreements in Section 2.4, Section 2.6, Section 2.7, Section 3, Section 11, Sections 13 through 28 and, solely to the extent and only for so long as the provisions and obligations incorporated by reference in Section 4.5 survive under the terms of the Interim Investors Agreement, Section 4.5 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Company Merger Effective Time, the representations, warranties and covenants contained herein shall not survive the Company Merger Effective Time.
11.   Waiver of Appraisal and Dissenter Rights and Certain Other Actions.   The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares or Owned Units with respect to the Mergers and the transactions contemplated by the Merger Agreement.
12.   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Common Stock and Focus LLC Units by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Class A Rollover Shares”, “Rollover Units”, “Rollover Equity”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
13.   Further Assurances.   Parent and Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent and the Stockholders may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement and the Merger Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.
14.   Notices.   All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the part(ies) for whom it is intended, (b) served by an internationally recognized overnight courier service upon the part(ies) for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Stockholder to:
c/o Stone Point Capital LLC 20 Horseneck Lane
Greenwich, CT 06830
Attn:
Fayez S. Muhtadie; Peter M. Mundheim

Email:
fmuhtadie@stonepoint.com; pmundheim@stonepoint.com

with a copy (which will not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attn:
Elizabeth A. Cooper; Mark C. Viera

Email:
ecooper@stblaw.com; mark.viera@stblaw.com

if to Parent to:
c/o Clayton Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attn:
David Winokur

Email:
dwinokur@cdr-inc.com

with a copy (which will not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attn:
David Klein, P.C.; Rachael Coffey, P.C.

Email:
dklein@kirkland.com; rachael.coffey@kirkland.com

Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attn:
Richard Campbell, P.C.; Kevin Mausert, P.C.

Email:
rcampbell@kirkland.com; kmausert@kirkland.com

If to the Company, to:
Focus Financial Partners Inc.
875 Third Avenue, 28th Floor New York, NY 10022
Attention:
Russell McGranahan

Email:
rmcgranahan@focuspartners.com

with a copy (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention:
Stephen Gill

Email:
sgill@velaw.com

Vinson & Elkins L.L.P.
1114 Avenue of the Americas, 32nd Floor
New York, NY 10036
Attention:
Stancell Haigwood

Email:
shaigwood@velaw.com

and

Potter Anderson & Corroon LLP
1313 North Market Street, 6th Floor
Wilmington, DE 19801
Attention:
Mark A. Morton

Email:
mmorton@potteranderson.com

15.   Interpretation.   The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee).
16.   Entire Agreement.   This Agreement (along with the documents referenced herein), the Interim Investors Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
17.   No Third-Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
18.   Governing Law and Venue; Waiver of Jury Trial.   This Agreement and any claim, cause of action or proceeding (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdictions other than the State of Delaware. In addition, each of the parties hereto (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”) in the event of any claim, cause of action or proceeding between or among the parties hereto (whether in contract, tort, or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim; (iii) agrees that it shall not bring any claim, cause of action or proceeding against any other parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each of the parties irrevocably consents to the service of process of any of the aforementioned courts in any such claim, cause of action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 14. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, CAUSE OF ACTION OR PROCEEDING (WHETHER AT LAW, IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18, (iii) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (iv) MAKES THIS WAIVER VOLUNTARILY.
19.   Assignment; Successors.   Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a)) may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20.   Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Topco, Topco Aggregator or the Stockholder would have entered into this Agreement.
21.   Non-Recourse.   This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing, shall have any liability to the Stockholder, Parent, the Company, Topco or Topco Aggregator for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.
22.   Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

23.   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
24.   Amendment; Waiver.   This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25.   No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
26.   No Agreement until Executed.   This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company, the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Mergers.
27.   No Ownership Interest.   Except as expressly provided in Section 2 with respect to the Rollover Equity, (a) nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares and (b) all ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder.
28.   Company Special Committee Approval.   Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholder.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
TRIDENT FFP LP
By Trident FFP GP LLC, as general partner
By:
/s/ Peter Mundheim

Name:
Peter Mundheim

Title:
Vice President and Assistant Secretary

TRIDENT VI, L.P.
By: Stone Point Capital LLC, as manager
By:
/s/ Peter Mundheim

Name:
Peter Mundheim

Title:
Managing Director and Counsel

TRIDENT VI PARALLEL FUND, L.P.
By: Stone Point Capital LLC, as manager
By:
/s/ Peter Mundheim

Name:
Peter Mundheim

Title:
Managing Director and Counsel

TRIDENT VI DE PARALLEL FUND, L.P.
By:   Stone Point Capital LLC, as manager
By:
/s/ Peter Mundheim

Name:
Peter Mundheim

Title:
Managing Director and Counsel

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
FERDINAND FFP ACQUISITION, LLC
By:
/s/ David Winokur

Name:
David Winokur

Title:
President

FERDINAND FFP ULTIMATE HOLDINGS, LP
By:
/s/ David Winokur

Name:
David Winokur

Title:
President

FERDINAND FFP PARENT, INC.
By:
/s/ David Winokur

Name:
David Winokur

Title:
President

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
FOCUS FINANCIAL PARTNERS INC.
By:
/s/ Ruediger Adolf

Name:
Ruediger Adolf

Title:
Chief Executive Officer

[Signature Page to Support Agreement]

Exhibit A
Owned Shares
Stockholder	Class A Owned Shares	Class B Owned Shares	Owned Units
Trident FFP LP	—	8,250,165	8,250,165
Trident VI Parallel Fund, L.P.	6,701,039	—	—
Trident VI, L.P.	955,755	—	—
Trident VI DE Parallel Fund, L.P.	142,016	—	—
[Exhibit A to Support Agreement]

Exhibit B
Rollover Equity
Stockholder	Class A Rollover Shares	Class B Rollover Shares	Rollover Units
Trident FFP LP	—	4,125,083	4,125,083
Trident VI, L.P.	477,877	—	—
Trident VI Parallel Fund, L.P.	3,350,520	—	—
Trident VI DE Parallel Fund, L.P.	71,008	—	—
[Exhibit B to Support Agreement]

Annex E
Execution Version
FORM OF TRA WAIVER AND EXCHANGE AGREEMENT
This TRA Waiver and Exchange Agreement (the “Waiver Agreement”) is dated as of February [_], 2023, and is by and among Focus Financial Partners Inc., a Delaware corporation (the “Company”), the undersigned Persons under the heading “Holder” on the signature pages hereto (collectively, the “Holder”), and Ferdinand FFP Parent, Inc., a Delaware corporation (“Parent”). Each of the Company, the Holder and Parent are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”
RECITALS
WHEREAS, the Company, the Holder and certain other persons named therein are parties to that certain Tax Receivable Agreement, dated as of July 30, 2018 (the “Tax Receivable Agreement”); and
WHEREAS, in connection with the transactions contemplated by that certain Agreement and Plan of Merger, by and among the Company, Parent, Ferdinand FFP Merger Sub 1, Inc., Ferdinand FFP Merger Sub 2, LLC, dated as of the date hereof (the “Merger Agreement”), the Company and the Holder desire to terminate the Holder’s rights and obligations in respect of the Tax Receivable Agreement, subject to and effective upon the consummation of the transactions contemplated in the Merger Agreement, in exchange for a TRA Note (as defined below) on the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
Section 1.   Definitions.   Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Tax Receivable Agreement.
Section 2.   Acknowledgment of Change of Control.   The Parties acknowledge and agree that the consummation of the transactions contemplated by the Merger Agreement shall constitute a Change of Control, which Change of Control shall, at the Company Merger Effective Time (as defined in the Merger Agreement), accelerate the Company’s obligations under the Tax Receivable Agreement in accordance with Section 4.2 of the Tax Receivable Agreement.
Section 3.   Payment of Early Termination Amount; TRA Note.
(a)   Subject to and effective upon the consummation of the transactions contemplated in the Merger Agreement, and notwithstanding anything to the contrary in the Tax Receivable Agreement (including, but not limited to, Section 4.4 and Section 4.5 thereof), the Parties agree that (i) the aggregate amount of the Early Termination Payment required to be paid by the Company and its Subsidiaries to the Holder as calculated under the Tax Receivable Agreement (the “Holder Early Termination Amount”) shall be paid by the Company in connection with the Closing (as defined in the Merger Agreement) in the form of a promissory note issued by the Company in favor of the Holder, on the terms and conditions attached hereto as Schedule A and such other terms as may be mutually agreed among the Company, the Holder and Parent, with a principal amount equal to the Holder Early Termination Amount (the “TRA Note”) and (ii) subject to Section 14, none of the Company or its Subsidiaries, or any successors thereof, shall be required to pay all or any portion of the Holder Early Termination Amount, or any other amounts pursuant to the Tax Receivable Agreement, in the form of cash at or in connection with the Closing. For the avoidance of doubt, the Holder Early Termination Amount shall be determined in accordance with the provisions of the Tax Receivable Agreement and Section 6.17 of the Merger Agreement. The Holder and the Company irrevocably agree that the issuance of the TRA Note by the Company in favor of the Holder pursuant to the terms hereof shall be in full satisfaction of the Holder’s rights to payment (including any applicable portion of the Early Termination Payment) and obligations under the Tax Receivable Agreement, and such agreement is final and binding as of the date hereof.

Section 4.   Exchange, Waiver and Release.   Subject to Section 14, upon the issuance of the TRA Note to the Holder, (i) the Holder hereby absolutely, irrevocably and unconditionally terminates, waives and releases all of its rights under the Tax Receivable Agreement, (ii) the Holder rescinds, annuls, cancels, repeals and eliminates any and all representations, covenants, agreements, obligations, responsibilities or liabilities of the Company, its Subsidiaries or any of its Affiliates contained in or existing under the Tax Receivable Agreement to the extent relating to or in favor of the Holder, and (iii) the Company and its Affiliates rescind, annul, cancel, repeal and eliminate any and all representations, covenants, agreements, obligations, responsibilities or liabilities of the Holder contained in or existing under the Tax Receivable Agreement to the extent relating to or in favor of the Company, its Subsidiaries or its Affiliates, in each case, without any continuing liability of the Holder, Company, Parent or any of their respective successors or Affiliates, as applicable. Subject to Section 14, other than claims in respect of this Agreement or the TRA Note, the Holder hereby absolutely, irrevocably and unconditionally agrees not to bring any claims, directly or indirectly, against the Company, Parent or any of their respective successors or Affiliates relating to or in respect of the Tax Receivable Agreement. Notwithstanding the foregoing, the Holder shall retain any of its rights under the Tax Receivable Agreement related to the determination of the Holder Early Termination Amount.
Section 5.   Representations and Warranties of the Parties.   Each Party hereby represents and warrants to the other Parties that:
(a)   Power; Organization; Binding Agreement.   Such Party has full power and authority to execute and deliver this Waiver Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder and the consummation by such Party of the transactions contemplated hereby have been duly and validly authorized by such Party and no other actions or proceedings on the part of such Party are necessary to authorize the execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder or the consummation by such Party of the transactions contemplated hereby. If such Party is not a natural person, such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. This Waiver Agreement has been duly executed and delivered by such Party, and, assuming this Waiver Agreement constitutes a valid and binding obligation of the other Parties, constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.
(b)   No Conflicts.   No filing with, and no permit, authorization, consent, or approval of, any governmental authority or other Person is necessary for the execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder, the termination of the Tax Receivable Agreement with respect to such Holder and the consummation by such Party of the transactions contemplated hereby. None of the execution and delivery by such Party of this Waiver Agreement, the performance by such Party of its obligations hereunder or the consummation by such Party of the transactions contemplated hereby will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Party is a party or by which such Party or any of such Party’s properties or assets may be bound, including any voting agreement or voting trust, (ii) violate any law, rule or regulation or order applicable to such Party or (iii) violate the constituent or organizational document of such Party.
(c)   No Finder’s Fees.   No broker, investment banker, financial advisor, finder, agent or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission with respect to this Waiver Agreement based upon arrangements made by or on behalf of such Party in its capacity as such.
(e)   Reliance by Parent.   In the case of the Holder and the Company, such Party understands and acknowledges that Parent and Merger Subs are entering into the Merger Agreement in reliance upon such Party’s execution and delivery of this Waiver Agreement. Such Party has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and it has had the full right and opportunity to consult with its attorney and its tax advisor, that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Waiver Agreement and have had it fully explained to them by counsel (including tax counsel), that it is fully aware of the contents thereof and its meaning, intent and legal and tax effect, and that it or its authorized officers (as the case may be) is competent to execute this Waiver Agreement and has executed this Waiver Agreement free from coercion, duress and undue influence.
(f)   Absence of Litigation.   As of the date hereof, there is no legal proceeding pending against, or, to the knowledge of such Party, threatened against such Party or any of its properties or assets that would reasonably be expected to prevent or materially delay or impair the consummation by such Party of the transactions contemplated by this Waiver Agreement or otherwise materially impair such Party’s ability to perform its obligations hereunder.
(g)   Rights in Tax Receivable Agreement.   In the case of the Holder, the Holder is a party to the Tax Receivable Agreement and, the Holder has not assigned or otherwise transferred any of its rights or interests pursuant to the Tax Receivable Agreement.
Section 6.   Entire Agreement; Supersedure.   This Waiver Agreement constitutes the entire agreement of the Parties in respect of the subject matter hereof and supersedes all prior contracts or agreements between or among the Parties in respect of such subject matter (including, but not limited to the Tax Receivable Agreement, except as otherwise set forth herein), whether written or oral.
Section 7.   Intended Tax Treatment.
(a)   For U.S. federal (and applicable state and local) income tax purposes, the Parties intend that, (i) to the extent the Holder has the right to receive all or any portion of a TRA Note in respect of amounts owed to it under the Tax Receivable Agreement related to an Exchange of Units that has occurred prior to the Closing, (A) the receipt of the relevant portion of the TRA Note by the Holder shall be treated as a modification of an existing installment obligation of the Company under the Tax Receivable Agreement that does not give rise to any gain or loss under Code Section 453B and, unless an election has previously been made, the installment method shall continue to apply, (B) any payment under the relevant portion of the TRA Note (other than amounts properly accounted for as accrued or imputed interest) will be treated as a subsequent upward adjustment to the purchase price of the relevant Units and (C) the Company shall receive an increase in the tax basis of such Units equal to the amount of such TRA Note (other than any portion that is attributable to accrued or imputed interest), and (ii) to the extent the Holder has the right to receive all or any portion of a TRA Note in respect of amounts owed to it under the Tax Receivable Agreement related to Units that are exchanged for shares in the Company on the date of the Closing, (A) the receipt of the relevant portion of the TRA Note by the Holder shall be treated as additional purchase price paid by the Company for such Units and shall be eligible for installment reporting under Code Section 453, and (B) the Company shall receive an increase in the tax basis of such Units equal to the amount of such TRA Note (clause (a), the “Intended Tax Treatment”).
(b)   The Parties agree to file all tax returns consistent with the Intended Tax Treatment unless otherwise required by applicable law or by a final “determination” within the meaning of Section 1313(a)(1) of the Code. The Parties agree to cooperate in good faith to structure the issuance of the TRA Note and related transactions in a manner that, to the extent reasonably practicable, gives effect to the Intended Tax Treatment.
Section 8.   Governing Law.   This Waiver Agreement and any claim, cause of action or Action (as defined in the Merger Agreement) (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Waiver Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
Section 9.   Consent to Jurisdiction.   Each of the Parties (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”), in the event of any claim, Action or proceeding between the Parties (whether in contract, tort or otherwise) arises out of or relating to this Waiver Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim, (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Waiver Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 15.
Section 10.   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS WAIVER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WAIVER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS WAIVER AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10, (III) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (IV) MAKES THIS WAIVER VOLUNTARILY.
Section 11.   Severability. The provisions of this Waiver Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Waiver Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Waiver Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
Section 12.   Further Assurances.   In connection with this Waiver Agreement and the transactions contemplated hereby, each Party shall execute and deliver all such future instruments and take such other and further action as may be reasonably necessary or appropriate to carry out the provisions of this Waiver Agreement and the intention of the Parties as expressed herein.
Section 13.   Amendment.   Subject to the provisions of applicable Law (as defined in the Merger Agreement), this Waiver Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by each of the Company, the Holder and Parent, or in the case of a waiver, by the Party against whom the waiver is to be effective.
Section 14.   Effectiveness; Termination.   The waiver set forth in clause (ii) of Section 3(a) of payment of the Holder Early Termination Amount to the Holder in the form of cash at or in connection with the Closing and the waivers and releases set forth in Section 4 shall become effective upon the occurrence of both: (a) the Closing and (b) the Company issuing the TRA Note in favor of the Holder and such TRA Note being in full force and effect. This Waiver Agreement, and all rights and obligations of the Parties hereunder, shall terminate and shall have no further force or effect as of such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof.
Section 15.   Notices.   All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Waiver Agreement shall be in writing and (a) served by personal delivery by hand upon the Party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:
If to the Company, to:
Focus Financial Partners Inc.
875 Third Avenue, 28th Floor
New York, NY 10022
Attention: Russell McGranahan
Email: rmcgranahan@focuspartners.com
with a copy (which shall not constitute notice or service of process):
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention: Stephen Gill
Email: sgill@velaw.com
with a copy (which shall not constitute notice or service of process) to:
Potter Anderson & Corroon LLP
1313 North Market Street, 6th Floor
Wilmington, DE 19801
Attention: Mark A. Morton
Email: mmorton@potteranderson.com
If to Parent to:
c/o Clayton, Dubilier & Rice, LLC
375 Park Avenue, 18th Floor
New York, NY 10152
Attention: David Winokur
Email: dwinokur@cdr-inc.com
with a copy (which shall not constitute notice or service of process) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: David Klein, P.C.; Rachael Coffey, P.C.
Email: david.klein@kirkland.com; rachael.coffey@kirkland.com
Kirkland & Ellis LLP
300 N. LaSalle Street
Chicago, IL 60654
Attention: Richard Campbell, P.C.; Kevin Mausert, P.C.
Email: rcampbell@kirkland.com; kmausert@kirkland.com
and

c/o Stone Point Capital LLC
20 Horseneck Lane
Greenwich, CT 06830
Attention: Fayez S. Muhtadie; Peter M. Mundheim
Email: fmuhtadie@stonepoint.com; pmundheim@stonepoint.com
and
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention: Elizabeth A. Cooper; Mark C. Viera
Email: ecooper@stblaw.com; mark.viera@stblaw.com
If to the Holder to:
[•]
[•]
[•]
Attention: [•]
Email: [•]
with a copy (which shall not constitute notice or service of process) to:
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention: Stephen Gill
Email: sgill@velaw.com
or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of transmission if sent by email. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 15. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 15 as of the date of rejection, refusal or inability to deliver.
Section 16.   Binding Effect.   This Waiver Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, permitted successors, permitted assigns, permitted distributes, and legal representatives. Nothing expressed or mentioned in this Waiver Agreement is intended or shall be construed to give any Person other than the Parties and Parent and their respective permitted successors and assigns any legal or equitable right, remedy or claim under, in or in respect of this Waiver Agreement or any provision herein contained. No Party may assign any of its rights or obligations under this Waiver Agreement without the prior written consent of the other Parties; provided that, the Company may assign its rights or obligations to Parent or any of its Affiliates but shall remain liable in respect of such obligations except to the extent performed by Parent or such Affiliate. Notwithstanding anything herein to the contrary, all obligations of the Company under the TRA Note shall be novated to, and assumed by, Parent at the Closing without further liability or obligations of the Company or any further consent of Holder.
Section 17.   Headings. The headings contained in this Waiver Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Waiver Agreement.
Section 18.   Counterparts.   This Waiver Agreement and any amendments to this Waiver Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Waiver Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Waiver Agreement.
Section 19.   Conflict.   In the event of any conflict between the terms of the Tax Receivable Agreement (other than with respect to the defined terms set forth therein, which defined terms shall control) and the terms of this Waiver Agreement, the terms of this Waiver Agreement shall control.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Waiver Agreement as of the date set forth above.
COMPANY:
FOCUS FINANCIAL PARTNERS INC.
By:	Name: Ruediger Adolf Title: Chief Executive Officer
[Signature Page to TRA Waiver and Exchange Agreement]

PARENT:
FERDINAND FFP PARENT, INC.
By:
Name:
Title:
[Signature Page to TRA Waiver and Exchange Agreement]

HOLDER:
By:
Name:
[Signature Page to TRA Waiver and Exchange Agreement]

Schedule A
TRA Note Term Sheet
(See attached)

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM ET the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030000030300000000 2 071123 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/22304/special SPECIAL MEETING OF STOCKHOLDERS OF FOCUS FINANCIAL PARTNERS INC. July 11, 2023 1. To approve the proposal to adopt the Agreement and Plan of Merger, dated as of February 27, 2023, by and among Ferdinand FFP Acquisition, LLC, a Delaware limited liability company (“Parent”), Ferdinand FFP Merger Sub 1, Inc., a Delaware corporation (“Company Merger Sub”), Ferdinand FFP Merger Sub 2, LLC, a Delaware limited liability company (“LLC Merger Sub”), Focus Financial Partners, LLC, a Delaware limited liability company (“Focus LLC”) and Focus Financial Partners Inc., a Delaware corporation (the “Company”), pursuant to which, among other things (a) LLC Merger Sub will merger with and into Focus LLC (the “LLC Merger”), with Focus LLC surviving the LLC Merger and (b) immediately following the LLC Merger, Company Merger Sub will merge with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”) with the Company surviving the Company Merger as a wholly-owned subsidiary of Parent (the "Merger Agreement Proposal"). 2. To approve on one or more proposals to adjourn the Special Meeting to a later date or dates if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal. 3. To approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Mergers. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

FOCUS FINANCIAL PARTNERS INC.Proxy for Special Meeting of Stockholders on July 11, 2023Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints James Shanahan and J. Russell McGranahan, andeach of them, with full power of substitution and power to act alone, as proxies to vote allthe shares of Class A common stock and Class B common stock of Focus Financial PartnersInc. (the "Company") which the undersigned would be entitled to vote if personally presentand acting at the Special Meeting of Stockholders of the Company, to be held July 11, 2023at 9:00 a.m. Eastern Time, at 515 N. Flagler Drive, Suite 550, West Palm Beach, FL 33401,and at any adjournments or postponements thereof, as follows:(Continued and to be signed on the reverse side)